As Filed with the Securities and Exchange Commission on April 27, 2012

REGISTRATION NO. 333-83516
811-05846

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post Effective Amendment No. 44

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 123

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Exact Name of Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Name of Depositor)

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (781) 237-6030

William T. Evers, Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, SC 2335
Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on May 1, 2012 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contracts.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

MAY 1, 2012
SUN LIFE FINANCIAL MASTERS® CHOICE PROSPECTUS

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. The contracts and certificates described in this Prospectus are no longer available for sale. You may choose among a number of variable investment options and, when available, fixed interest options. Currently no fixed interest options are available other than those included in our dollar-cost averaging program. (See “Other Programs.”) The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the “Funds”):

Large-Cap Equity Funds	Emerging Markets Equity Funds
Columbia Variable Portfolio - Marsico 21st Century Fund, Class 2	Lazard Retirement Emerging Markets Equity Portfolio, Service Class
Columbia Variable Portfolio - Marsico Growth Fund, Class 2	MFS® Emerging Markets Equity Portfolio, Service Class
Fidelity® Variable Insurance Products Fund II - Contrafund®	Specialty Sector Equity Fund
Portfolio, Service Class 2	MFS® Utilities Portfolio, Service Class
Huntington VA Dividend Capture Fund	Specialty Sector Commodity Funds
Huntington VA Growth Fund	Huntington VA Real Strategies Fund
Huntington VA Income Equity Fund	PIMCO CommodityRealReturn® Strategy Portfolio,
Huntington VA Macro 100 Fund	Administrative Class
Invesco Van Kampen V.I. Comstock Fund, Series II	Real Estate Equity Fund
JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2	Sun Capital Global Real Estate Fund, Service Class
Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC	Asset Allocation Funds
MFS® Core Equity Portfolio, Service Class	AllianceBernstein Balanced Wealth Strategy Portfolio, Class B
MFS® Growth Portfolio, Service Class	AllianceBernstein Dynamic Asset Allocation Portfolio, Class B
MFS® Value Portfolio, Service Class	BlackRock Global Allocation V.I. Fund, Class III
Mutual Shares Securities Fund, Class 2	Fidelity® Variable Insurance Products III - Balanced Portfolio,
Oppenheimer Capital Appreciation Fund/VA, Service Shares	Service Class 2
Putnam VT Equity Income Fund, Class IB	Franklin Income Securities Fund, Class 2
SCSM BlackRock Large Cap Index Fund, Service Class	Huntington VA Balanced Fund
SCSM Davis Venture Value Fund, Service Class	Invesco Van Kampen V.I. Equity and Income Fund, Series II
SCSM Lord Abbett Growth & Income Fund, Service Class	MFS® Global Tactical Allocation Portfolio, Service Class
SCSM WMC Large Cap Growth Fund, Service Class	MFS® Total Return Portfolio, Service Class
Universal Institutional Funds, Inc. - Growth Portfolio, Class II	PIMCO All Asset Portfolio, Administrative Class
Mid-Cap Equity Funds	PIMCO Global Multi-Asset Portfolio, Advisor Class
Fidelity® Variable Insurance Products III - Mid Cap Portfolio,	Putnam VT Absolute Return 500 Fund, Class IB
Service Class 2	SCSM Ibbotson Balanced Fund, Service Class
Huntington VA Mid Corp America Fund	SCSM Ibbotson Conservative Fund, Service Class
Invesco Van Kampen V.I. Mid Cap Value Fund, Series II1	SCSM Ibbotson Growth Fund, Service Class
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC	Target Date Funds
SCSM Goldman Sachs Mid Cap Value Fund, Service Class	Fidelity® Variable Insurance Products Fund IV - Freedom 2015
SCSM WMC Blue Chip Mid Cap Fund, Service Class	Portfolio, Service Class 2
Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio, Class II	Fidelity® Variable Insurance Products Fund IV - Freedom 2020
Small -Mid-Cap Equity Fund	Portfolio, Service Class 2
AllianceBernstein Small/Mid Cap Value Portfolio, Class B	Money Market Fund
Small-Cap Equity Funds	Sun Capital Money Market Fund®, Service Class
Franklin Small Cap Value Securities Fund, Class 2	Global Bond Fund
Huntington VA Situs Fund	Templeton Global Bond Securities Fund, Class 4
SCSM BlackRock Small Cap Index Fund, Service Class	Short-Term Bond Fund
SCSM Columbia Small Cap Value Fund, Service Class	SCSM Goldman Sachs Short Duration Fund, Service Class
SCSM Invesco Small Cap Growth Fund, Service Class	Intermediate-Term Bond Funds
International/Global Equity Funds	Huntington VA Mortgage Securities Fund
AllianceBernstein International Growth Portfolio, Class B	JPMorgan Insurance Trust Core Bond Portfolio, Class 2
Columbia Variable Portfolio - Marsico International Opportunities	MFS® Bond Portfolio, Service Class
Fund, Class 2	MFS® Government Securities Portfolio, Service Class
Huntington VA International Equity Fund	MFS® Research Bond Series, Service Class
Huntington VA Rotating Markets Fund	SCSM PIMCO Total Return Fund, Service Class
Invesco V.I. International Growth Fund, Series II	Sun Capital Investment Grade Bond Fund®, Service Class
MFS® International Growth Portfolio, Service Class	Wells Fargo Variable Trust - VT Total Return Bond Fund, Class 2
MFS® International Value Portfolio, Service Class	Inflation Protected Bond Fund
MFS® Research International Portfolio, Service Class	SCSM BlackRock Inflation Protected Bond Fund, Service Class
Oppenheimer Global Securities/VA, Service Shares	Multi-Sector Bond Fund
PIMCO EqS Pathfinder Portfolio, Advisor Class	Franklin Strategic Income Securities Fund, Class 2
SCSM AllianceBernstein International Value Fund, Service Class	High Yield Bond Fund
SCSM BlackRock International Index Fund, Service Class	SCSM PIMCO High Yield Fund, Service Class
Templeton Growth Securities Fund, Class 2	Emerging Markets Bond Fund
International/Global Small/Mid-Cap Equity Fund	PIMCO Emerging Markets Bond Portfolio, Administrative Class
First Eagle Overseas Variable Fund

1 On or about July 15, 2012, the Fund will change its name to Invesco Van Kampen V.I. American Value Fund, Series II.

Not all Funds may be available as an investment option under your Contract. Please see “Variable Account Options: The Funds.”

We have filed a Statement of Additional Information dated May 1, 2012 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 61 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below  or by telephoning (800) 752-7216. In addition, you can inspect and copy all of our filings at the SEC’s public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

Any reference in this Prospectus to receipt by us means receipt at the following address: SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

TABLE OF CONTENTS

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
Electronic Account Information [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE FUNDS [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
Guarantee Periods [INSERT PAGE NUMBER]
Guaranteed Interest Rates [INSERT PAGE NUMBER]
Early Withdrawals [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT                                                                                                                                                     [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge and Distribution Fee [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges for Optional Benefits [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: SUN INCOME RISER®[INSERT PAGE NUMBER]
Determining Your Withdrawal Benefit Base [INSERT PAGE NUMBER]
Determining Your Annual Withdrawal Amount [INSERT PAGE NUMBER]
How SIR Works [INSERT PAGE NUMBER]
Withdrawals Under SIR [INSERT PAGE NUMBER]
Cost of SIR [INSERT PAGE NUMBER]
Step-Up Under SIR [INSERT PAGE NUMBER]
Joint-Life Coverage [INSERT PAGE NUMBER]
Cancellation of SIR [INSERT PAGE NUMBER]
Death of Participant Under SIR with Single-Life Coverage [INSERT PAGE NUMBER]
Death of Participant Under SIR with Joint-Life Coverage [INSERT PAGE NUMBER]
Annuitization Under SIR [INSERT PAGE NUMBER]
Tax Issues Under SIR [INSERT PAGE NUMBER]
DESIGNATED FUNDS [INSERT PAGE NUMBER]
BUILD YOUR OWN PORTFOLIO [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
THE INCOME PHASE - ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of Annuitant(s) [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Transfer of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX PROVISIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Provisions [INSERT PAGE NUMBER]
Puerto Rico Tax Provisions [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACT [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACT [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C - CALCULATION OF FREE WITHDRAWAL AMOUNT [INSERT PAGE NUMBER]
APPENDIX D - PREVIOUSLY AVAILABLE OPTIONAL DEATH BENEFITS AND EXAMPLES [INSERT PAGE NUMBER]
APPENDIX E - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS [INSERT PAGE NUMBER]
APPENDIX F - SECURED RETURNS FOR LIFE [INSERT PAGE NUMBER]
APPENDIX G - SECURED RETURNS [INSERT PAGE NUMBER]
APPENDIX H - SECURED RETURNS 2 [INSERT PAGE NUMBER]
APPENDIX I - SECURED RETURNS FOR LIFE PLUSSM[INSERT PAGE NUMBER]
APPENDIX J - RETIREMENT INCOME ESCALATORSM[INSERT PAGE NUMBER]
APPENDIX K - Income ON Demand®[INSERT PAGE NUMBER]
APPENDIX L - Income ON Demand® II [INSERT PAGE NUMBER]
APPENDIX M - Income ON Demand® II Plus [INSERT PAGE NUMBER]
APPENDIX N - RETIREMENT INCOME ESCALATORSM II [INSERT PAGE NUMBER]
APPENDIX O - Income ON Demand® II Escalator [INSERT PAGE NUMBER]
APPENDIX P - RETIREMENT ASSET PROTECTORSM[INSERT PAGE NUMBER]
APPENDIX Q - Income ON Demand® III Escalator [INSERT PAGE NUMBER]
APPENDIX R - BUILD YOUR OWN PORTFOLIO [INSERT PAGE NUMBER]
APPENDIX S - CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Sun Life Financial Masters® Choice Contract provides a number of important benefits for your retirement planning. You are eligible to purchase a Contract if you are age 85 or younger on the Open Date. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing the optional death benefit at an additional cost, if you are younger than age 75 on the Open Date.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or the maximum annual Individual Retirement Annuity contribution, unless we waive these limits. You can make additional Purchase Payments at any time during the Accumulation Phase. Currently there is no minimum amount required for additional Purchase Payments. However, we reserve the right to require that each additional Purchase Payment be at least $1,000. We will not accept, without our prior approval, a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million. These general requirements for Purchase Payments apply even if you elect an optional living benefit. In addition, there are other restrictions on the frequency of Purchase Payments that apply depending upon which optional living benefit you selected. Any Purchase Payments received under an optional living benefit with such restrictions will be deemed “not in good order” and returned to you.

Variable Account Options: The Funds

You can allocate your Purchase Payments among the Sub-Accounts investing in a number of Fund options. You may also transfer among the Funds and, if available, the Fixed Account Options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money.

The Fixed Account Options: The Guarantee Periods

From time to time, we make Fixed Account options available. When we do, you can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the available Guarantee Periods. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted. On May 4, 2009, we stopped accepting any investments (Purchase Payments, transfers, renewals) into any Guarantee Periods, other than in connection with our dollar-cost averaging program.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year, or if your Account Value is $100,000 or more on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.05% of the average daily value of the Contract invested in the Variable Account. If you purchased your Contract prior to March 5, 2007 and you were 76 years or older on the Open Date, we deduct this charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account.

We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete Account Years.

Currently, you can transfer your Account Value among the underlying Funds free of charge. However, we reserve the right to impose a charge of up to $15 per transfer. We limit the number of your Fund transfers to 12 per year. (See “Transfer Privilege.”)

If you elect the optional death benefit, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account at an annual rate of 0.40% of the average daily value of your Contract.

If you elect the optional living benefit, we will assess a periodic charge. The annual amount of the charge in no case exceeds 1.30% of the highest benefit base during the Account Year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in the optional living benefit available under your Contract. Sun Income Riser offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

Sun Income Riser is available only if you are age 85 or younger on the Open Date. If you purchase Sun Income Riser, your investment choices are limited to the Designated Funds. In addition, a change of ownership may also terminate Sun Income Riser. Under Sun Income Riser, you may make Purchase Payments only during your first Account Year. Any Purchase Payments received after your first Account Anniversary will be deemed “not in good order” and returned to you. Sun Income Riser allows you to “step-up” your guaranteed amount on an annual basis, if eligible. Sun Income Riser may not be available in all states.

In addition to the currently available optional living benefit listed above, twelve other optional living benefits were previously available. Although these optional living benefits are no longer being issued, they are still in force under many Contracts that are already outstanding. Each of these optional living benefits is discussed in a separate Appendix at the end of this prospectus:

Appendix F - Secured Returns for Life	Appendix L - Income ON Demand II
Appendix G - Secured Returns	Appendix M - Income ON Demand II Plus
Appendix H - Secured Returns 2	Appendix N - Retirement Income Escalator II
Appendix I - Secured Returns for Life Plus	Appendix O - Income ON Demand II Escalator
Appendix J - Retirement Income Escalator	Appendix P - Retirement Asset Protector
Appendix K - Income ON Demand	Appendix Q - Income ON Demand III Escalator

Purchase Payments allocated to investment options other than the Designated Funds will only terminate the optional living benefit. Withdrawals taken in excess of allowable amounts, or withdrawals taken prior to certain dates, may severely decrease your Account Value or cause your Contract and your living benefit to terminate without value.

You may terminate an optional living benefit at any time. In addition, your optional living benefit will terminate if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In certain circumstances, a change of ownership may also terminate your living benefit. Upon termination, all benefits and fees associated with the optional living benefit will cease. Once terminated, a living benefit may not be reinstated.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments on a fixed or variable basis. If you choose to receive any part of your annuity payments on a variable basis, the dollar amount of the payments may fluctuate with the performance of the underlying Funds. Subject to the Maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.60% insurance charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The level of these insurance charges (1.60%) is higher than the total Variable Account annual expenses without optional benefits (maximum, 1.35%) deducted during the Accumulation Phase.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, the optional death benefit. If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Open Date, the basic death benefit is equal to the Surrender Value. If you are younger than age 75 on the Open Date, you may purchase the Maximum Anniversary Account Value (“MAV”) optional death benefit which pays the greater of the basic death benefit and the highest Account Value on any Account Anniversary (adjusted for withdrawals) prior to age 81. You must make your election before your Issue Date. Your death benefit election may not be changed after your Issue Date.

Withdrawals, Withdrawal Charges and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For the first Account Year, this “free withdrawal amount” equals 15% of the amount of all Purchase Payments you have made. For all other Account Years, the “free withdrawal amount” is equal to the greater of; (1) your Contract’s earnings minus all withdrawals previously taken that were not subject to withdrawal charges, or (2) 15% of all Purchase Payments made in the last seven Account Years minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges. For details regarding how to calculate your Contract earnings, please see “Withdrawal Charge” and “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.” All other Purchase Payments withdrawn will be subject to a withdrawal charge. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in good order. (This amount may be more or less than the original Purchase Payment.) In states requiring return of Purchase Payments, you will receive the greater of (1) your Surrender Value as of the day we receive your cancellation request or (2) your total Purchase Payments made as of that date. We will only deduct a withdrawal charge or a Market Value Adjustment when the returned amount is based on Surrender Value.

Tax Provisions

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Sun Life Assurance Company of Canada (U.S.)
P. O. Box 9133
Wellesley Hills, Massachusetts 02481
Toll Free (800) 752-7216
www.sunlife.com/us

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.1

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	8%2

Number of Complete Account Years Since Purchase Payment has been in the Account	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7 or more

Withdrawal Charge	8%	8%	7%	6%	5%	4%	3%	0%

Maximum Fee Per Transfer (currently $0):	$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%3

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 504

Variable Account Annual Expenses
(as a percentage of net Variable Account assets)5

Mortality and Expense Risk Charge:	1.05%6
Administrative Expense Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.35%

Charges for Optional Death Benefits

Death Benefit Currently Available7	Fee as a % of Variable Account Value
Maximum Anniversary Account Value (“MAV”)	0.40%

Death Benefits Previously Available8	Fee as a % of Variable Account Value
5% Premium Roll-Up	0.20%
Earnings Enhancement Benefit Premier	0.25%
Earnings Enhancement Benefit Premier with MAV	0.40%
Earnings Enhancement Benefit Premier with 5% Roll-Up	0.40%
Earnings Enhancement Benefit Premier Plus	0.40%

Maximum Annual Charge for an Optional Death Benefit (as a percentage of Variable Account Value):	0.40%

Charges for Optional Living Benefits

Living Benefit Currently Available9	Maximum Annual Fee
Sun Income Riser Living Benefit (as a percentage of the highest Withdrawal Benefit Base11 during the Account Year):	1.30%10

Living Benefits Previously Available13	Maximum Annual Fee
Secured Returns Living Benefit (as a percentage of average daily net assets):	0.40%
Secured Returns for Life Plus, Secured Returns for Life or Secured Returns 2 Living Benefits (as a percentage of the highest Account Value during the Account Year):	0.50%14
Retirement Income Escalator Living Benefit (as a percentage of the highest Withdrawal Benefit Base11 during the Account Year):	0.95%14
Income ON Demand Living Benefit (as a percentage of the highest Income Benefit Base15 during the Account Year):	0.85%14
Income ON Demand II Living Benefit (as a percentage of the highest Fee Base12 during the Account Year):	0.85%14
Income ON Demand II Plus Living Benefit (as a percentage of the highest Fee Base12 during the Account Year):	1.15%14
Retirement Income Escalator II Living Benefit (as a percentage of the highest Withdrawal Benefit Base11 during the Account Year):	1.15%14
Income ON Demand II Escalator Living Benefit (as a percentage of the highest Fee Base12 during the Account Year):	1.15%14
Retirement Asset Protector Living Benefit (as a percentage of the highest Retirement Asset Protector Benefit Base16 during the Account Year):	0.75%14
Income ON Demand III Escalator Living Benefit (as a percentage of the highest Fee Base12 during the Account Year):	1.30%14

Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest applicable fee base during the Account Year):	1.30%

Total Variable Account Annual Expenses (1.35%) plus Maximum Charges for an Optional Death Benefit (0.40%) and an Optional Living Benefit (1.30%):	3.05%17

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.65%	2.48%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2011, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

1
The fee tables apply to the Accumulation Phase of the Contract and reflect the maximum charges unless otherwise noted. (See “Contract Charges.”) During the Income Phase, the fees will be different than the Total Variable Account Annual Expenses described in the fee table. After you annuitize, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values; we will no longer deduct a mortality and expense risk charge or the charges for any optional living benefit or any optional death benefit. The 1.60% insurance charge, which includes the administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The total insurance charges of 1.60% during the Income Phase are higher than the maximum total Variable Account annual expenses (without optional benefits) deducted during the Accumulation Phase.

2
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for seven Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charge.”)

3
The premium tax rate and base vary by your state of residence and the type of Contract you own. We may deduct premium taxes from Account Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

4
The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See “Account Fee.”)

5
All of the Variable Account Annual Expenses, except for the charges for optional living benefits, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit is assessed on a quarterly basis.

6
For Contracts purchased prior to March 5, 2007, the rate of this charge is 1.25% if you were age 76 or older on the Contract's Open Date. In that case, the rate for “Total Variable Account Annual Expenses (without optional benefits)” would be 1.55%.

7
The MAV optional death benefit is described under “DEATH BENEFIT.” It is currently available only if you are younger than age 75 on the Open Date. For Contracts purchased prior to August 17, 2009, the MAV death benefit was available to Owners younger than age 80 on the Open Date, at a cost of 0.20% of average daily net assets of the Variable Account Value.

8	The previously available death benefits are described in “APPENDIX D - PREVIOUSLY AVAILABLE OPTIONAL DEATH BENEFITS AND EXAMPLES.”

9
As discussed under “OPTIONAL LIVING BENEFIT: SUN INCOME RISER,” if you elect to increase or renew certain benefits under Sun Income Riser, we have the right to increase the rate of the charge to what we are then charging on newly issued optional living benefits of the same type or to a rate based on then-current market conditions.

10
The charge shown is assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. (See “Cost of SIR.”)

11
The Withdrawal Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “OPTIONAL LIVING BENEFIT: SUN INCOME RISER,” “APPENDIX J - RETIREMENT INCOME ESCALATOR,” and “APPENDIX N - RETIREMENT INCOME ESCALATOR II.”)

12
The Fee Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX L - Income ON Demand II,” “APPENDIX M - Income ON Demand II Plus,” “APPENDIX O- Income ON Demand II Escalator” and “APPENDIX Q- Income ON Demand III Escalator.”)

13
The previously available optional living benefits are described in Appendices F through Q. If you elect to increase certain benefits under any of the living benefits other than Secured Returns, we have the right to increase the rate of the charge based on then-current market conditions. (See the “Step-Up” sections in Appendices F, H through Q.) Under these outstanding Contracts, you were permitted to select only one optional living benefit.

14
The charges shown are assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. (See Appendices F, H through Q.) For Contracts purchased prior to February 17, 2009, the Maximum Annual Fees for Retirement Income Escalator II, Income ON Demand II Escalator, and Retirement Asset Protector were initially set at 1.00%, 1.00%, and 0.35%, respectively. Those fees will not change on those earlier Contracts, unless the Owner consents in writing to the higher fees as described under “Step-Up” section in Appendices N through P.

15	The Income Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX K – Income ON Demand.”)

16	The Retirement Asset Protector Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX P - RETIREMENT ASSET PROTECTOR.”)

17
This amount assumes that the MAV (0.40%) was selected and that the Sun Income Riser Living Benefit with joint-life coverage (1.30%) was also selected (in addition to the 1.05% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.15% Distribution Fee). It also assumes that the living benefit’s initial fee base is equal to the initial Purchase Payment. If the fee base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the MAV optional death benefit and the optional living benefit with joint-life coverage. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$1,237	$2,283	$3,270	$5,843

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$562	$1,703	$2,865	$5,843

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$562	$1,703	$2,865	$5,843

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACT.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as “APPENDIX S - CONDENSED FINANCIAL INFORMATION.”

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. Annuities are long-term investment vehicles designed for retirement planning, and are not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides certain features that may benefit you in retirement planning.

•
It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•
It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit for an additional charge.

•	If you so elect, during the Income Phase, it provides annuity payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be sent to our mailing address as set forth at the beginning of this Prospectus. For all telephone communications, you must call (800) 752-7216. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing, by telephone, or over the Internet on our broker website. To use the broker website, the registered representative must first consent to our online terms of use. (See “Requests for Transfers” under “Transfer Privilege.”)

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our mailing address or at (800) 752-7216. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time. In some cases, receipt of requests for financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us. This would include only cases where we have a specific agreement with the broker-dealer that provides for this treatment and the broker-dealer electronically forwards to us the request promptly after the end of the Business Day on which it receives the request in good order. In such cases, financial transactions received by us in good order will be priced that Business Day, provided the broker-dealer received the request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. For information about whether we have this type of arrangement with your broker-dealer, you may call us at the above number.

Certain methods of contacting us, such as by telephone or over the Internet, may be unavailable or delayed. Any computer or telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request to us in writing to our mailing address, as set forth at the beginning of this Prospectus.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website at https://customerlink.sunlife-usa.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our mailing address or by telephone at (800) 752-7216.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The address for our Executive Office is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Not all investment options are available under all Contracts. Please refer to “APPENDIX D - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS” for more information. Currently, you may select from the following investment options:

Large-Cap Equity Funds	Emerging Markets Equity Funds
Columbia Variable Portfolio - Marsico 21st Century Fund, Class 2	Lazard Retirement Emerging Markets Equity Portfolio, Service Class1
Columbia Variable Portfolio - Marsico Growth Fund, Class 2	MFS® Emerging Markets Equity Portfolio, Service Class
Fidelity® Variable Insurance Products Fund II - Contrafund®	Specialty Sector Equity Fund
Portfolio, Service Class 21,5	MFS® Utilities Portfolio, Service Class
Huntington VA Dividend Capture Fund3	Specialty Sector Commodity Funds
Huntington VA Growth Fund3	Huntington VA Real Strategies Fund3
Huntington VA Income Equity Fund3	PIMCO CommodityRealReturn® Strategy Portfolio,
Huntington VA Macro 100 Fund3	Administrative Class
Invesco Van Kampen V.I. Comstock Fund, Series II	Real Estate Equity Fund
JPMorgan Insurance Trust U.S. Equity Portfolio, Class 21	Sun Capital Global Real Estate Fund, Service Class
Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC	Asset Allocation Funds
MFS® Core Equity Portfolio, Service Class	AllianceBernstein Balanced Wealth Strategy Portfolio, Class B1
MFS® Growth Portfolio, Service Class	AllianceBernstein Dynamic Asset Allocation Portfolio, Class B1
MFS® Value Portfolio, Service Class	BlackRock Global Allocation V.I. Fund, Class III1
Mutual Shares Securities Fund, Class 2	Fidelity® Variable Insurance Products III - Balanced Portfolio,
Oppenheimer Capital Appreciation Fund/VA - Service Shares	Service Class 25
Putnam VT Equity Income Fund, Class IB1	Franklin Income Securities Fund, Class 2
SCSM BlackRock Large Cap Index Fund, Service Class	Huntington VA Balanced Fund2,3
SCSM Davis Venture Value Fund, Service Class	Invesco Van Kampen V.I. Equity and Income Fund, Series II1
SCSM Lord Abbett Growth & Income Fund, Service Class1	MFS® Global Tactical Allocation Portfolio, Service Class
SCSM WMC Large Cap Growth Fund, Service Class1	MFS® Total Return Portfolio, Service Class
Universal Institutional Funds, Inc. - Growth Portfolio, Class II1,6	PIMCO All Asset Portfolio, Administrative Class2
Mid-Cap Equity Funds	PIMCO Global Multi-Asset Portfolio, Advisor Class1,2
Fidelity® Variable Insurance Products III - Mid Cap Portfolio,	Putnam VT Absolute Return 500 Fund, Class IB1
Service Class 25	SCSM Ibbotson Balanced Fund, Service Class1,2
Huntington VA Mid Corp America Fund3	SCSM Ibbotson Conservative Fund, Service Class1,2
Invesco Van Kampen V.I. Mid Cap Value Fund, Series II1,7	SCSM Ibbotson Growth Fund, Service Class1,2
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC	Target Date Funds
SCSM Goldman Sachs Mid Cap Value Fund, Service Class1	Fidelity® Variable Insurance Products Fund IV - Freedom 2015
SCSM WMC Blue Chip Mid Cap Fund, Service Class1	Portfolio, Service Class 22,5
Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio, Class II1,6	Fidelity® Variable Insurance Products Fund IV - Freedom 2020
Small -Mid-Cap Equity Fund	Portfolio, Service Class 22,5
AllianceBernstein Small/Mid Cap Value Portfolio, Class B1	Money Market Fund
Small-Cap Equity Funds	Sun Capital Money Market Fund®, Service Class
Franklin Small Cap Value Securities Fund, Class 2	Global Bond Fund
Huntington VA Situs Fund3	Templeton Global Bond Securities Fund, Class 41
SCSM BlackRock Small Cap Index Fund, Service Class	Short-Term Bond Fund
SCSM Columbia Small Cap Value Fund, Service Class1	SCSM Goldman Sachs Short Duration Fund, Service Class1
SCSM Invesco Small Cap Growth Fund, Service Class1	Intermediate-Term Bond Funds
International/Global Equity Funds	Huntington VA Mortgage Securities Fund3
AllianceBernstein International Growth Portfolio, Class B1	JPMorgan Insurance Trust Core Bond Portfolio, Class 21
Columbia Variable Portfolio - Marsico International Opportunities	MFS® Bond Portfolio, Service Class
Fund, Class 2	MFS® Government Securities Portfolio, Service Class
Huntington VA International Equity Fund3	MFS® Research Bond Series, Service Class1
Huntington VA Rotating Markets Fund3	SCSM PIMCO Total Return Fund, Service Class1
Invesco V.I. International Growth Fund, Series II1	Sun Capital Investment Grade Bond Fund®, Service Class
MFS® International Growth Portfolio, Service Class	Wells Fargo Variable Trust - VT Total Return Bond Fund, Class 21,7
MFS® International Value Portfolio, Service Class	Inflation Protected Bond Fund
MFS® Research International Portfolio, Service Class	SCSM BlackRock Inflation Protected Bond Fund, Service Class1
Oppenheimer Global Securities/VA, Service Shares	Multi-Sector Bond Fund
PIMCO EqS Pathfinder Portfolio, Advisor Class1	Franklin Strategic Income Securities Fund, Class 2
SCSM AllianceBernstein International Value Fund, Service Class1	High Yield Bond Fund
SCSM BlackRock International Index Fund, Service Class1	SCSM PIMCO High Yield Fund, Service Class1
Templeton Growth Securities Fund, Class 2	Emerging Markets Bond Fund
International/Global Small/Mid-Cap Equity Fund	PIMCO Emerging Markets Bond Portfolio, Administrative Class
First Eagle Overseas Variable Fund4

1	Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.
2
These are Fund of Funds options and expenses of the Fund include the Fund level expenses of the underlying Funds as well. These Funds may be more expensive than Funds that do not invest in other Funds.

3	Only available if you purchased your Contract through a Huntington Bank representative. These Funds do not have different share classes.
4	First Eagle Overseas Variable Fund does not have different share classes.
5
In marketing materials and other documents, the Fidelity® funds may be referred to as follows: Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Balanced Portfolio, Fidelity® VIP Freedom 2015 Portfolio, and Fidelity® VIP Freedom 2020 Portfolio.

6	In marketing materials and other documents, the Universal Institutional Funds may be referred to Morgan Stanley UIF Mid Cap Growth Portfolio and Morgan Stanley UIF Growth Portfolio.
7	On or about July 15, 2012, the Fund will change its name to Invesco Van Kampen V.I. American Value Fund, Series II.
8	In marketing materials and other documents, the Wells Fargo Variable Trust - VT Total Return Bond Fund may be referred to as Wells Fargo Advantage VT Total Return Bond Fund.

AllianceBernstein L.P. advises the AllianceBernstein Portfolios. BlackRock Advisors, LLC advises BlackRock Global Allocation V.I. Fund (sub-advised by BlackRock Investment Management, LLC and BlackRock International Limited). Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolios (sub-advised by Marsico Capital Management, LLC). Fidelity® Management & Research Company advises the Fidelity® VIP Portfolios; Fidelity® VIP Contrafund® Portfolio and Fidelity® VIP Mid Cap Portfolio (sub-advised by FMR Co. Inc. and other investment advisers); and Fidelity® VIP Balanced Portfolio (sub-advised by Fidelity Investments Money Management, Inc., FMR Co. Inc., and other investment advisers). First Eagle Investment Management, LLC advises First Eagle Overseas Variable Fund. Franklin Advisers, Inc. advises Franklin Income Securities Fund, Franklin Strategic Income Securities Fund, and Templeton Global Bond Securities Fund. Franklin® Advisory Services, LLC advises Franklin Small Cap Value Securities Fund. Franklin Mutual Advisers LLC advises Mutual Shares Securities Fund. Huntington Asset Advisors, Inc., advises the Huntington VA Funds. Invesco Advisers, Inc. advises the Invesco Funds. J.P. Morgan Investment Management Inc. advises the JPMorgan Portfolios. Lazard Asset Management LLC advises Lazard Retirement Portfolio. Lord, Abbett & Co. LLC advises the Lord Abbett Portfolios. Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios. Morgan Stanley Investment Management Inc. advises The Universal Institutional Funds, Inc. Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Pacific Investment Management Company LLC advises the PIMCO Portfolios; PIMCO All Asset Portfolio (sub-advised by Research Affiliates, LLC). Putnam Investment Management, LLC advises the Putnam Funds. Strategic Advisers, Inc. advises the Fidelity® VIP Freedom Portfolios. Sun Capital Advisers LLC, our affiliate, advises the Sun Capital Advisers Trust Funds; SCSM AllianceBernstein International Value Fund (sub-advised by AllianceBernstein L.P.); SCSM BlackRock Inflation Protected Bond Fund (sub-advised by BlackRock Financial Management, Inc.); SCSM BlackRock International Index Fund, SCSM BlackRock Large Cap Index Fund, and SCSM BlackRock Small Cap Index Fund (sub-advised by BlackRock Investment Management, LLC); SCSM Columbia Small Cap Value Fund (sub-advised by Columbia Management Investment Advisers, LLC); SCSM Davis Venture Value Fund (sub-advised by Davis Selected Advisers, L.P.); SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund (sub-advised by Goldman Sachs Asset Management, L.P.); SCSM Ibbotson Balanced Fund, SCSM Ibbotson Conservative Fund, and SCSM Ibbotson Growth Fund (sub-advised by Ibbotson Associates, Inc.); SCSM Invesco Small Cap Growth Fund (sub-advised by Invesco Advisers, Inc.); SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC); SCSM PIMCO High Yield Fund and SCSM PIMCO Total Return Fund (sub-advised by Pacific Investment Management Company LLC); SCSM WMC Blue Chip Mid Cap Fund and SCSM WMC Large Cap Growth Fund (sub-advised by Wellington Management Company, LLP); and Sun Capital Global Real Estate Fund (sub-advised by Massachusetts Financial Services Company). Templeton Global Advisors Limited advises Templeton Growth Securities Fund. Wells Fargo Funds Management, LLC advises the Wells Fargo Variable Trust Fund (sub-advised by Wells Capital Management Incorporated).

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as each Fund’s Statement of Additional Information, may be obtained without charge by calling us at (800) 752-7216 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios, and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company (referred to as the “general account”) other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account. These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Account Value, such as those with any optional living benefit and any death benefit, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

Guarantee Periods

You may elect one or more Guarantee Periods from those we make available from time to time. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, Guarantee Periods already in existence will be unaffected, although any renewals thereof will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

Effective May 4, 2009, we stopped accepting any additional amounts for allocation to certain Guarantee Periods, regardless of when the Contract was issued. Under this change, all Guarantee Periods were closed to new amounts from:

●	initial or subsequent Purchase Payments you may make, except for Purchase Payments that you allocate to our dollar-cost averaging program;

●	transfers of Account Value into a Guarantee Period from any other Guarantee Period or Sub-Account;

●	renewals at the end of an existing Guarantee Period; and

●	any other source.

Any of your Account Value held in a Guarantee Period on May 4, 2009 was not immediately affected by our closing the Guarantee Periods to new amounts. However, at the end of such Guarantee Period, we automatically transfer all of your Account Value remaining therein to the Money Market Sub-Account, if you have not by that time requested that we transfer all of such amounts to any other Sub-Account(s).

Because we are not currently offering new Guarantee Periods in connection with our Secured Future Program, that program is no longer available to those who are not already participating in it. (See “Secured Future Program” under “Other Programs.”)

Guaranteed Interest Rates

We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the interest rates we earn on our fixed income investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends and competitive factors.  You can find out about our current Guaranteed Interest Rates by calling us at (800) 752-7216.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early Withdrawals

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could increase the value of your Account. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the “Covered Person” dies before the Annuity Commencement Date.

Issuing Your Contract

We “open” the Contract on the Business Day when we receive your Application at our mailing address shown on the first page of this Prospectus. We refer to this date as the “Open Date.” We “issue” your Contract on the day we apply your initial Purchase Payment, when your Application is “in good order.” An Application is in good order when we have received all the information necessary to complete it. We refer to this date as the “Issue Date.”

We determine your eligibility for purchasing a Contract and your eligibility for electing the optional death benefit and the optional living benefit based upon the ages of all Owners and Annuitants on the Open Date.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in good order. If your Application is not in good order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in good order. Once the Application is in good order, we will then apply your Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary. However, we will not accept an initial Purchase Payment of less than $10,000 or the maximum annual Individual Retirement Annuity (“IRA”) contribution, unless we waive these limits. Although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our prior approval, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million. We reserve the right to refuse Purchase Payments received more than five years after your Issue Date or after your 70th birthday, whichever is later. We will notify you of any change in writing prior to its effectiveness. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit. If you are participating in an optional living benefit, you may be limited in the timing of additional Purchase Payments depending upon which optional living benefit you selected. (See “OPTIONAL LIVING BENEFIT - SUN INCOME RISER” and Appendices F - Q.)

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available. However, we reserve the right to limit any allocation to a Guarantee Period to at least $1,000. We will notify you of any change in writing prior to its effectiveness.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Purchase Payments by sending us notice of the change as required. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion of your Contract (“Variable Account Value”) and the Fixed Account portion of your Contract (“Fixed Account Value”). These two components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for certain optional benefits.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates. Guarantee Periods may not always be available for allocation. (See “FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS.”)

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (800) 752-7216.

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your Maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. Renewals are only available if we are currently offering Fixed Account options on the Renewal Date. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice from you electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract. (See “Transfer Privilege.”)

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under “Transfer Privilege.”

Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase of your Account Value, depending on interest rates at the time. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”) Additional restrictions apply to transfers made under any of the optional living benefits.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described under “WITHDRAWALS, WITHDRAWAL CHARGES AND MARKET VALUE ADJUSTMENT.” We will notify you of any change in writing prior to its effectiveness. Under current law, there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone. Registered representatives of broker-dealer firms that have entered into selling agreements with us may, on behalf of their clients, submit transfer requests electronically over the Internet on our broker website. To use this electronic transfer service, a registered representative must agree to our online terms of use. You can contact us by telephone at (800) 752-7216 to identify broker-dealers with registered representatives that use this service.

If a written, telephone, or electronic transfer request is received before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone or electronically are genuine. These procedures may require any person requesting a transfer made by telephone or electronically to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone or electronically and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in good order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If an electronic or a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone or electronic transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone and/or electronically may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

Certain transfer requests may result in the modification or cancellation of one or more of the Contract’s optional programs or features that require, or are based on, specific allocations among the available Sub-Accounts or Guarantee Periods as described more particularly elsewhere in this Prospectus (and in the Appendices hereto).

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing, by telephone, or electronically. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in good order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (800) 752-7216 before the end of the Business Day during which the transfer request was submitted. We may also permit your authorized registered representative to request cancellation of a transfer request electronically over the Internet, provided we receive the electronic request before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Contract Owner Transaction Expenses” under “FEES AND EXPENSES” in this Prospectus.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in good order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved, merged, or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Shareholder Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Shareholder Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, certain sales of larger-sized Contracts (generally, Contracts that have our approval to exceed $2 million in Account Value), and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.” If you have elected to participate in an optional living benefit, certain restrictions may affect the operation or availability of these programs as discussed in more detail under each specific program below. You may terminate your participation in any of these programs at any time.

Dollar-Cost Averaging (“DCA”) Program

You may elect to participate in the DCA program, at no extra charge, when you make any Purchase Payment to your Account prior to your Maximum Annuity Commencement Date. If you have elected an optional living benefit, your ability to make Purchase Payments into the DCA program may be limited. Please see “OPTIONAL LIVING BENEFIT - SUN INCOME RISER” and Appendices F - Q.

The DCA program allows you to invest gradually over time by allocating all or a portion of your Purchase Payment to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) At regular time intervals, we will automatically transfer the same amount to one or more Sub-Accounts that you choose. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Amounts invested in a Sub-Account may not be transferred to a Guarantee Period made available in connection with this program. If you elected to participate in the DCA program when you purchased your Contract, then all future Purchase Payments will be allocated to the DCA program, unless you specify otherwise.

No Market Value Adjustment will apply to amounts automatically transferred from the Fixed Account under the DCA program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new DCA program and may be subject to the $1,000 minimum investment limit.

The main objective of the DCA program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, the DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. The DCA program allows you to take advantage of market fluctuations. However, it is important to understand that the DCA program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the DCA program.

Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Maximum Annuity Commencement Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes, such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in only one model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. You may request a copy of this brochure by calling us at (800) 752-7216. We may add or delete such models in the future.

Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Owners who elect an asset allocation model on or after that date. Owners of any existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Owners may make an independent decision to change their asset allocations at any time. Investment alternatives, other than these asset allocation models, are available that may enable you to invest your Account Value with similar risk and return characteristics. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program at any time prior to your Maximum Annuity Commencement Date. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You are responsible for and may have to adjust the amount and timing of your systematic withdrawals to comply with amounts you are allowed to withdraw under an optional living benefit. (See “OPTIONAL LIVING BENEFIT - SUN INCOME RISER” and Appendices F - Q.) Withdrawals may significantly reduce the death benefit amount under your Contract. (See “Calculating the Death Benefit.”)

You may change or stop either program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing Program at any time prior to your Maximum Annuity Commencement Date. Under this program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis. If you are participating in an optional living benefit, then, on a quarterly basis, we will automatically transfer your Account Value among the Designated Funds you have selected to maintain the percentage allocations you have chosen. (See “DESIGNATED FUNDS” and “BUILD YOUR OWN PORTFOLIO.”) No transfers to or from any Guarantee Period are permitted while this program is in effect.

Secured Future Program

You may only elect to participate in the Secured Future Program on or before your Issue Date. We divide your initial Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the initial Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. Your Secured Future Program terminates at the end of the Guarantee Period and is not renewable into a new Guarantee Period. The Secured Future Program is not available when Guarantee Periods are not being offered. (See “THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS.”)

Travel Assistance Program

On January 11, 2010, we exercised our right to discontinue offering this program to new Contract purchasers. We sent Owners written notice of our decision to discontinue offering the program. If your Contract had an Open Date before January 11, 2010, you were automatically enrolled in this program on your Open Date, if it had been approved in your state and by the firm through whom you purchased your Contract, unless you instructed us otherwise. The program will remain in effect for you, unless your Contract terminates, you change ownership of your Contract, or you instruct us to cancel your participation in the program. There is no charge for this program.

This program may provide some or all of the following services, provided by a third party we designate, when the person covered is 100 miles or more away from home:

●	Referral to an English-speaking doctor or hospital for medical consultation and evaluation
●	Hospital admission guarantee, assuming the covered person has applicable health coverage
●	Emergency evacuation, if necessary
●	Critical care monitoring of attending doctor/hospital
●	Medically supervised repatriation, if the person covered requires assistance returning home after hospitalization
●	Assistance in filling prescriptions, if required
●	Receipt and transmission of necessary emergency messages
●	Telephone counseling and referrals if the person covered experiences emotional trauma
●	Transportation to join a covered person who was traveling alone and will be hospitalized more than seven days
●	Transportation home for minor children left unattended by the covered person’s illness or injury
●	Legal and interpreter referrals
●	Return of mortal remains

The “person covered” is:

●	The Owner as identified in the Contract, if the Contract is owned by one or more individuals; or
●	The Annuitant as identified in the Contract, if the Contract is owned by a non-natural entity.

WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our mailing address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge. (See “Withdrawal Charge”) Withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences including a 10% penalty tax. (See “TAX PROVISIONS.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows:

•
first we determine your Account Value based on any Fixed Account Value and on the price next determined for each Sub-Account at the end of the Valuation Period during which we receive your withdrawal request;

•	we then deduct the Account Fee, if applicable;

•	we calculate and then add the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally,

•	we calculate and deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and your optional living benefit will end.

Partial Withdrawals

When you request a partial withdrawal, you can ask to have any applicable charges deducted either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or
•	your Account Value (thereby reducing your Account Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option any applicable taxes will be deducted from the amount you receive.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Own Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefits and the death benefits that appear elsewhere in this Prospectus (and in the Appendices hereto) for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request in good order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

●
when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account; or

●	when an SEC order permits us to defer payment for the protection of Participants.

If, pursuant to SEC rules, the Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Money Market Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax-Sheltered Annuities” under “TAX PROVISIONS.”)

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge.

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Account Years, the free withdrawal amount is equal to the greater of:

●	your Contract earnings (defined below) minus all withdrawals previously taken that were not subject to withdrawal charges, or

●
15% of the amount of all Purchase Payments made in the last seven Account Years (including the current Account Year), minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges.

Your Contract earnings are determined according to the following formula:

(AV – PP) + WD

Where:

AV	=	Account Value on the business day prior to the day we receive your withdrawal request.
PP	=	All Purchase Payments.
WD	=	All withdrawals and withdrawal charges taken.

For an example of how we calculate the “free withdrawal amount,” see “APPENDIX C- CALCULATION OF FREE WITHDRAWAL AMOUNT.”

Order of Withdrawals

Each time you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. If the amount you withdraw is in excess of your free withdrawal amount, then that excess will be subject to a withdrawal charge. We will withdraw the excess, in order, from your oldest remaining Purchase Payment to your most recent Purchase Payment. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, the balance withdrawn (which would include the 0.15% credit described under “Mortality and Expense Risk Charge”) is considered to be earnings and is not subject to a withdrawal charge.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account. Each Purchase Payment begins a new 7-year period and moves down the declining withdrawal charge scale as shown below at each Account Anniversary. If a Purchase Payment is withdrawn during the same Account Year as it was made, it will have an 8% withdrawal charge. On your next scheduled Account Anniversary that Purchase Payment, along with any other Purchase Payments made during that same Account Year, will be considered to be in their second Account Year and will also have an 8% withdrawal charge. On the next Account Anniversary, these Purchase Payments will move into their third Account Year and will have a withdrawal charge of 7%. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account. The withdrawal charge scale is as follows:

Number of Account Years Payment Has Been In Your Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

The withdrawal charge will never be greater than 8% of an amount equal to your Account Value minus your “free withdrawal amount.” You may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your Account.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.”

Types of Withdrawals not Subject to Withdrawal Charge

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

●	the nursing home waiver is approved in the state of issue;

●	at least one year has passed since your Issue Date;

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

●	your confinement to an eligible nursing home began after your Issue Date.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (800) 752-7216.

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose withdrawal charges:
•	when you annuitize your Contract;
•	on amounts we pay as a death benefit, except under the Cash Surrender method;
•	on amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account; or
•	on any amounts transferred as part of an optional program. (See “Other Programs.”)

Market Value Adjustment

Market Value Adjustments only apply to Contracts investing in the Fixed Account and are only applicable to Contracts that have allocated money to the Fixed Account Guarantee Period options that we make available from time to time.

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal in duration to the number of complete years remaining in your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is lower than your Guaranteed Interest Rate, the Market Value Adjustment is likely to increase your Account Value.

Effective March 19, 2012, we have amended your Contract or Certificate by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after March 19, 2012, to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, if you withdraw or transfer money from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period, we will not apply a Market Value Adjustment that would reduce the amount withdrawn before the deduction of any applicable Contract charges. We will, however, continue to apply any positive Market Value Adjustment that would increase the amount withdrawn.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J + b

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The “b” factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT."

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro-rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro-rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this fee is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this fee is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.05% of your average daily Variable Account Value. If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. The 0.15% credit is not a Purchase Payment and therefore no withdrawal charges are directly associated with the credit. This credit will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts. It also immediately increases your Account Value and, as a result, other values may be affected. For example:

•	An increase in your Account Value may also result in your Account Value becoming the greatest amount payable under the basic death benefit.

•	If you are participating in an optional living benefit, the increase in your Account Value may cause a step-up of your benefit base.

•	This credit is considered earnings and, as such, it is factored into the calculation of your free withdrawal amount.

This credit is paid out of our general account and is the result of cost savings that we expect on Contracts over $1 million.

We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to: (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefits and any optional living benefits will exceed the amount of the charges we deduct for those optional benefits; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

For Contracts purchased prior to March 5, 2007, the rate of the mortality and expense risk charge is 1.25% (rather than 1.05%), if you were age 76 or older on the Contract’s Open Date. During the Income Phase, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values, regardless of your age on the Open Date. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.60% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The level of these total insurance charges (1.60%) is higher than the maximum total Variable Account annual expenses without optional benefits (maximum, 1.55%) deducted during the Accumulation Phase.

Charges for Optional Benefits

You may only elect the currently available optional living benefit. If you elect the optional living benefit, we will deduct a charge from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The maximum amount of the charge is shown in the following chart. (The chart shows the charge for the optional living benefit that is currently being offered. For more information about this charge, as well as the charges for forms of optional living benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEES AND EXPENSES.”)

Living Benefits Currently Available	Maximum Charge per Account Year

Sun Income Riser	1.30% of the highest Withdrawal Benefit Base during the Account Year1

1 The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.

If you elect the MAV optional death benefit, during the Accumulation Phase, we will deduct a daily charge at an effective annual rate of 0.40% of your average daily Variable Account Value. For more information about this charge, as well as the charges for optional death benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEES AND EXPENSES.” For more information about the calculation of this charge, please see “Variable Accumulation Unit Value” under “Variable Account Value.”

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFIT: SUN INCOME RISER®

Currently, you may elect to participate in Sun Income Riser (“SIR”) on or before your Issue Date. SIR provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under SIR, the larger the guaranteed Annual Withdrawal Amount. To describe how SIR works, we use the following definitions:

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Early Withdrawal:	Any withdrawal taken prior to your SIR Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your SIR Coverage Date that exceeds your Annual Withdrawal Amount (or your Yearly Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

SIR Bonus Base:
The amount on which bonuses are calculated. The SIR Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your SIR Coverage Date or any Excess Withdrawals. (See “Excess Withdrawals” under “Withdrawals Under SIR.”)

SIR Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” SIR (described below) during the SIR Bonus Period, the SIR Bonus Period is extended to ten years from the date of the step-up.

SIR Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “SIR Fee.” (See “Cost of SIR.”)

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under SIR with Single-Life Coverage” and “Death of Participant Under SIR with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

SIR may not be appropriate for all investors. Before purchasing SIR, you should carefully consider the following:

SIR may be appropriate for you if you are an investor who:

●	wants an opportunity for annual income to increase as you grow older.
●	wants a guaranteed stream of income for life without annuitizing, beginning on or after your SIR Coverage Date.
●	wants the option of joint-life coverage.
●	can defer withdrawals during your early Account Years to increase your benefit in later years.

SIR may be inappropriate for you if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.
●	wants single-life coverage on a co-owned Contract.

SIR is inappropriate if you are an investor who:

●	wants to make additional Purchase Payments after the first Account Year.
●	is actively invested in contributory plans, because SIR prohibits any Purchase Payments after the first Account Anniversary.

You may combine SIR with the MAV optional death benefit. Upon annuitization, SIR and the MAV optional death benefit, if elected, automatically terminate.

You may elect to participate in SIR, provided that:

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with SIR; and

●	you do not elect any other optional living benefit available under your Contract.

SIR allows you to withdraw a guaranteed amount of money each year, beginning on your SIR Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under SIR continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your SIR Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse’s age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your SIR Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your SIR Bonus Base (6% if you purchased your Contract prior to February 8, 2010, or the date SIR with a 7% bonus became available in your state). The SIR Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under SIR”), provided that the step-up occurs during the SIR Bonus Period.

If you are participating in SIR, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in SIR, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of SIR. (The “term” of SIR is for life, unless your Withdrawal Benefit Base is reduced to zero or SIR is terminated or cancelled as described under “Cancellation of SIR,” “Depleting Your Account Value,” and “Annuitization Under SIR.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS.”

Under SIR, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under SIR with Single-Life Coverage,” and “Death of Participant Under SIR with Joint-Life Coverage.”

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	increased by any applicable bonuses;

●	increased by any step-ups as described under “Step-Up Under SIR”;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

●	decreased following any Early Withdrawals you take as described under “Early Withdrawals”; and

●	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals”.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your SIR Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your SIR Coverage Date as shown in the table below.

Your Age on the Date of the First Withdrawal After Your SIR Coverage Date*	Lifetime Withdrawal Percentage
59 - 64	4%
65 – 79	5%
80 or older	6%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under SIR.”) An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How SIR Works

Each Account Year, beginning on your SIR Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the SIR Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your SIR Bonus Base (6% if you purchased your Contract prior to February 8, 2010, or the date SIR with a 7% bonus became available in your state). However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under SIR.” In the case of a fee increase, we will notify you in writing, in advance of your Account Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under SIR.”) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under SIR.” Note also that investing in any Fund, other than a Designated Fund, will cancel SIR, as described under “Cancellation of SIR.”

Here is an example of how SIR works.

Assume that you purchased a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 65 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your SIR Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the SIR Bonus Period, your Withdrawal Benefit Base will increase by 7% of your SIR Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a SIR Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the SIR Bonus period is over, you will no longer be eligible for the 7% bonus each year and it may be in your interest to take the full Annual Withdrawal Amount each year. However, any withdrawal will reduce your Account Value as well as your chances of a higher Annual Withdrawal Amount through step-up. When to take withdrawals will depend upon your own situation. You should discuss your living benefit options with your financial advisor. (For convenience, assume that the investment performance of your underlying investments equals or offsets all Contract expenses. Therefore, your Account Value remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your SIR Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Account Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your SIR Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the SIR Bonus Period, as your SIR Bonus Period ends 10 years after the previous step-up.

11	$100,562	$168,750	$125,000	$8,438	$8,438
12	$ 92,124	$168,750	$125,000	$8,438	$8,438
13	$ 83,686	$168,750	$125,000	$8,438	$8,438
14	$ 75,248	$168,750	$125,000	$8,438	$0
15	$ 75,248	$168,750	$125,000	$8,438	$8,438

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the SIR Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under SIR

Withdrawals After the SIR Coverage Date

Starting on your SIR Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge”);

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Tax Issues Under SIR”); and

●	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your SIR Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

●	your free withdrawal amount permitted under this Contract,
●	your Yearly Required Minimum Distribution Amount, or
●	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take an Excess Withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new SIR Bonus Base =	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base =	WBB x	(	AV - WD	)
AV - AWA

Where:
	BB =	Your SIR Bonus Base immediately prior to the Excess Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

	AWA =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your SIR Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new SIR Bonus Base	=	$125,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.982906

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.982906

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your SIR Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your SIR Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your SIR Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulas:

Your new SIR Bonus Base	=	BB x	(	AV – WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV – WD	)
AV

Where:
	BB =	Your SIR Bonus Base immediately prior to the Early Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Assume that you purchase a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 45 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your SIR Bonus Base each year in which you do not take a withdrawal. Your SIR Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore, we will step-up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000.

Assume that, in Account Year 7, your Account Value has grown to $130,000 and you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount		Withdrawals
1	$100,000	$100,000	$100,000	$0		$0
2	$100,000	$107,000	$100,000	$0		$0
3	$125,000	$125,000	$125,000	$0		$0
4	$125,000	$133,750	$125,000	$0		$0
5	$125,000	$142,500	$125,000	$0		$0
6	$125,000	$151,250	$125,000	$0		$0
7	$130,000	$160,000	$125,000	$0		$10,000

At this point, your SIR Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new SIR Bonus Base			=	$125,000	x	$130,000 – $10,000
						$130,000

			=	$125,000	x	$120,000
						$130,000

			=	$125,000	x	0.92308

			=	$115,385

Your new Withdrawal Benefit Base			=	$160,000	x	$130,000 – $10,000
						$130,000

			=	$160,000	x	$120,000
						$130,000

			=	$160,000	x	0.92308

			=	$147,693

Your Annual Withdrawal Amount will still be $0 because you have not reached your SIR Coverage Date.

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under SIR, any withdrawal before you reach age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, then your Withdrawal Benefit Base and the SIR Bonus Base will each also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with SIR, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of SIR

If you elect SIR, we will deduct a quarterly fee from your Account Value (“SIR Fee”). The SIR Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The SIR Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2750% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.3250% for joint-life coverage). The maximum SIR Fee you can pay in any one Account Year is equal to 1.10% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.30% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts.

Your SIR Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your SIR Fee.

●	If you make a withdrawal before your SIR Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your SIR Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described under “Step-Up Under SIR.” If your Withdrawal Benefit Base increases because of favorable investment performance, your SIR Fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year.

We will continue to deduct the SIR Fee until you annuitize your Contract, your Account Value reduces to zero, or your SIR is terminated or cancelled as described under “Cancellation of SIR”.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the SIR Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under SIR

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●	Your Account Value must be greater than your current Withdrawal Benefit Base (increased by any applicable 7% or 6% bonus during the SIR bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts. If we are no longer issuing Contracts with SIR, then the percentage rate we use to calculate your SIR Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your SIR Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your SIR Fee and step-up your Withdrawal Benefit Base and SIR Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and SIR Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and SIR Bonus Base to an amount equal to the Account Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the SIR Bonus Period, your SIR Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under SIR:

Assume that you purchased a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 65 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that no withdrawals are taken and, therefore, your Withdrawal Benefit Base will increase annually by 7% of your SIR Bonus Base during your SIR Bonus Period. Assume further that no additional Purchase Payments are made, and, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your SIR Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

The above example assumes that you are age 65 at issue, so that your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 79 at issue and have attained age 80 on your first Account Anniversary. When your Withdrawal Benefit Base steps-up to $125,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 80 by your first Account Anniversary. Your Annual Withdrawal Amount is now $7,500.

Joint-Life Coverage

On the Issue Date, you have the option of electing SIR with single-life coverage or, for a higher SIR Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while SIR is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while SIR is in effect. Whereas single-life coverage provides annual withdrawals under SIR only until any Participant dies, joint-life coverage provides annual withdrawals under SIR for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, including SIR, ends. To take annual withdrawals under SIR’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under SIR with Joint-Life Coverage.”

If you have elected joint-life coverage, the SIR Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, Early Withdrawals will be determined based upon this definition of your SIR Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the SIR Coverage Date, as shown in the table below.

Age of Younger Spouse on Date of the First Withdrawal After Your SIR Coverage Date	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under SIR.” The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, the SIR benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as SIR is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under SIR  can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of SIR

Should you decide that SIR is no longer appropriate for you, you may cancel SIR at any time. Upon cancellation, all benefits and charges under SIR shall cease. Once cancelled, SIR cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” SIR will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

SIR will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. (See “Selection of Annuity Commencement Date.”)

A change of ownership of the Contract may also cancel your benefits under SIR.

Death of Participant Under SIR with Single-Life Coverage

If you selected single-life coverage, SIR terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new SIR benefit on the original Contract (assuming that your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount;

●	the new percentage rate used to calculate the SIR Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the SIR Fee;

●	the new Withdrawal Benefit Base and the new SIR Bonus Base will each be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Withdrawal Percentage will be based on the age of the surviving spouse; and

●	a new SIR Bonus Period begins.

Note that single-life coverage may be inappropriate on a co-owned Contract, because the living benefit will end on the death of any Participant. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance”) or any living benefit under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial advisor whether a living benefit is appropriate for them.

Death of Participant Under SIR with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in SIR, the provisions of the section titled “Death of Participant Under SIR with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, SIR will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the SIR Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

●	the Withdrawal Benefit Base and the SIR Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under SIR”);

●
if withdrawals under SIR have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the SIR Coverage Date;

●	if withdrawals under SIR have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

●	the SIR Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including SIR, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under SIR

Under the terms of SIR, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value.”

Tax Issues Under SIR

Certain state and federal tax provisions may be important to you in connection with a living benefit. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit, such as SIR, might increase the taxable portion of any withdrawal you make from the Contract. It is not clear whether withdrawals after the Coverage Date while the Contract Value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments pursuant to SIR after the Contract Value becomes zero as annuity payments for tax purposes.

You may not elect a Living Benefit with an inherited Non-Qualified Contract or beneficiary IRA Contract.

If your Contract is a Qualified Contract, then the retirement plan governing that Qualified Contract may be subject to certain required minimum distribution (RMD) provisions imposed by the Internal Revenue Code (the “Code”) and Internal Revenue Service (“IRS”) regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that an amount be distributed from the retirement plan each year, beginning generally in the calendar year in which you attain age 70½. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we have assumed for all plans that the Qualified Contract (i.e., your Contract) is the only asset, and we determine a yearly RMD amount taking into account only your Contract (“Yearly RMD Amount”).

When you elect to participate in SIR, we will inform you that you may withdraw amounts up to your Yearly RMD Amount each year without reducing your Withdrawal Benefit Base. To assist you in complying with the RMD requirements, in January of each year, we will notify you of your calculated Yearly RMD Amount and inform you that you may withdraw amounts up to your Yearly RMD Amount each Account Year without reducing your Withdrawal Benefit Base.

To the extent that the Yearly RMD Amount attributable to your Contract exceeds the Annual Withdrawal Amount permitted each year under SIR, we currently are waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in SIR, then we will reduce your Account Value dollar-for-dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under SIR will be reduced, dollar-for-dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or SIR Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in your receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS.”

DESIGNATED FUNDS

To participate in an optional living benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

For Contracts participating in SIR with a 7% bonus, the only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds
Build Your Own Portfolio	AllianceBernstein Dynamic Asset Allocation Portfolio, Class B
Blended Model	MFS® Global Tactical Allocation Portfolio, Service Class
PIMCO All Asset Portfolio, Administrative Class
Dollar-Cost Averaging Program Options	PIMCO Global Multi-Asset Portfolio, Advisor Class
6-Month DCA Guarantee Option	Putnam VT Absolute Return 500 Fund, Class IB
12-Month DCA Guarantee Option	SCSM Ibbotson Balanced Fund, Service Class
SCSM Ibbotson Conservative Fund, Service Class

For all other Contracts participating in a living benefit including SIR with a 6% bonus, the only Funds, dollar-cost averaging programs, and asset allocation models that are deemed to be Designated Funds are:

Asset Allocation Models	Funds (continued)
90/10 Masters Model1, 2	Fidelity® Variable Insurance Products Fund IV - Freedom
80/20 Masters Model2,3	2015 Portfolio, Service Class 2
Build Your Own Portfolio	Fidelity® Variable Insurance Products Fund IV - Freedom
Blended Model2	2020 Portfolio, Service Class 2
Huntington VA Balanced Fund4
Dollar-Cost Averaging Program Options	Invesco Van Kampen V.I. Equity and Income Fund, Series II2
6-Month DCA Guarantee Option	MFS® Global Tactical Allocation Portfolio, Service Class
12-Month DCA Guarantee Option	MFS® Total Return Portfolio, Service Class
PIMCO All Asset Portfolio, Administrative Class
Funds	PIMCO Global Multi-Asset Portfolio, Advisor Class2
AllianceBernstein Balanced Wealth Strategy Fund, Class B2	Putnam VT Absolute Return 500 Fund, Class IB2
AllianceBernstein Dynamic Asset Allocation Portfolio, Class B2	SCSM Ibbotson Balanced Fund, Service Class2
BlackRock Global Allocation V.I. Fund, Class III2	SCSM Ibbotson Conservative Fund, Service Class2
Fidelity® Variable Insurance Products III - Balanced	SCSM Ibbotson Growth Fund, Service Class2
Portfolio, Service Class 2

1 Not available to Contracts purchased on or after February 17, 2009.
2 Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.
3 Not available for investment to Contracts purchased on or after August 17, 2009.
4 Only available for investment to Contracts purchased through a Huntington Bank representative.

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your own portfolio” program. That portfolio model and the “build your own portfolio” program are described in “BUILD YOUR OWN PORTFOLIO” and in “APPENDIX R -- BUILD YOUR OWN PORTFOLIO.”

If you elected to participate in Income ON Demand II (“IOD II”), Income ON Demand II Escalator (“IOD II Escalator”), Income ON Demand II Plus (“IOD II Plus”), Retirement Income Escalator II (“RIE II”), Income ON Demand III Escalator (“IOD III Escalator”), or Sun Income Riser (“SIR”) and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.

If you purchased Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income ON Demand (“IOD”), Retirement Income Escalator (“RIE”), or Retirement Asset Protector, and you are invested in more than one Designated Fund, we will not automatically transfer your assets among your Designated Funds to maintain the percentage allocation you selected, unless you have instructed us to do so.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Contract Owners whenever a fund is no longer considered to be a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing. Likewise, if you are participating in a DCA program and one of the funds receiving transfers under the DCA program is declared no longer to be a Designated Fund, then your Account Value can remain invested in that Fund until the end of your DCA Period. However, before you make any subsequent Purchase Payments, you must first transfer all your Account Value from that Fund into one or more of the current Designated Funds and provide us with new allocation instructions for your DCA program.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the Prospectus to give notice to prospective investors of the closing of any Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that, on IOD, IOD II, IOD II Plus, IOD II Escalator, RIE, RIE II, IOD III Escalator, and SIR we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you will have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your living benefit will continue with all of the benefits except for step-up.

BUILD YOUR OWN PORTFOLIO

Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your own portfolio,” you pick funds from the asset classes available at that time. Altogether you may not choose more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix R.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” “Short-Term Trading,” and “Funds’ Shareholder Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

Under the terms of the living benefits, however, there are certain limits on the times when you can make additional Purchase Payments.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model. Likewise, if you are participating in a DCA program and one of the Funds in this portfolio model receiving transfers under the DCA program is declared to no longer be part of the portfolio model, then the program will run through to completion. However, before you make any subsequent Purchase Payments, you must first either (a) reallocate your total Account Value among funds that comply with the current Build Your Own Portfolio categories or (b) transfer your total Account Value to Designated Funds other than the Build Your Own Portfolio model. You must also provide us with new allocation instructions for your DCA program.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

The death benefit proceeds will remain invested in the Sub-Accounts in accordance with the allocations made by the Owner until the Beneficiary has provided us with Due Proof of Death in good order. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)
your total Adjusted Purchase Payments (Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal)) as of the Death Benefit Date. (See “Calculating the Death Benefit.”) Because of the way that Adjusted Purchase Payments are computed, when the Account value is less than the Adjusted Purchase Payments, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit

You may enhance the “basic death benefit” by electing the optional death benefit known as the Maximum Anniversary Account Value (“MAV”). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit. (For a description of the charge, see “Charges for Optional Benefits.”) The optional death benefit is available only if you are younger than age 75 on the Open Date. The optional death benefit election may not be changed after the Contract’s Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.”

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional death benefit to you. Please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” for more information regarding tax issues that you should consider before electing this optional benefit.

Under MAV, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●
your highest Account Value on any Account Anniversary before the Covered Person’s 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted highest Account Value, the current Account Value will become the new highest Anniversary Account Value.

Spousal Continuance

Under an individually-owned Contract, if you are the Covered Person and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Participant and new Covered Person, rather than receive the death benefit amount. Under a co-owned Contract, if you and your spouse are the Covered Persons and sole Beneficiaries, then upon the death of either you or your spouse, the surviving spouse may continue the Contract as the sole Participant and sole Covered Person. In either case, we will not pay a death benefit, but the Contract’s Account Value will be set to equal the death benefit amount. (See “The Basic Death Benefit” or, if applicable, the “Optional Death Benefit.”) If you are participating in a living benefit and you have joint-life coverage, then your surviving spouse may continue the Contract and the living benefit. If you are participating in a living benefit and you have single-life coverage, then your surviving spouse can continue the Contract, but the living benefit will terminate and no optional living benefit will be available to your surviving spouse. (See “Death of Participant - Single-Life Coverage.”)

All Contract provisions, including, if elected, the optional death benefit (subject to the optional death benefit age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse’s age on the original effective date of the Contract will be used. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income. If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of “The Basic Death Benefit” or the optional death benefit, each partial withdrawal will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See “The Basic Death Benefit.”) A withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Rather than receiving the death benefit, the Beneficiary may elect to annuitize, to defer annuitization, or to continue the Contract. In such case, if the death benefit amount payable under the Contract is greater than your Account Value, we will increase the Account Value to equal the death benefit amount. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If a surviving spouse, as the named Beneficiary, elects to continue the Contract after the Covered Person’s death, the surviving spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period, if we are then currently offering Fixed Account options.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase -- Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our mailing address a  completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your surviving spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law. We can defer payment of the death benefit to the extent permitted under the Investment Company Act of 1940. (See “Payment of Death Benefit.”)

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within five years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.” If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “TAX PROVISIONS.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“Maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available during your first seven Account Years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary’s life expectancy on the date of the first payment exceeds the selected period.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain, except as otherwise provided under your applicable living benefit.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations. If, however, a portion of your Account Value was allocated to a Guarantee Period at the time of annuitization, that portion will be exchanged for Annuity Units and allocated among the Sub-Accounts you select at annuitization or, if you make no such selection, then in proportion to the Sub-Accounts you were invested in prior to annuitization.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account’s Variable Accumulation Units for Annuity Units upon which we will assess annual insurance charges of 1.60% of your average daily Annuity Unit values. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

After you annuitize, we will deduct total insurance charges at an annual rate of 1.60% of your average daily Annuity Unit values. We will no longer deduct the mortality and expense risk charge or the charges for any optional living benefit or optional death benefit. The 1.60% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The total insurance charges of 1.60% during the Income Phase are higher than the maximum total Variable Account annual expenses (without optional benefits) deducted during the Accumulation Phase.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable “annuity payment rates.” These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment, except as otherwise provided under your applicable living benefit.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Shareholder Trading Policies”). The applicability of the Funds’ Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Shareholder Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

To make a transfer, the Annuitant sends us, at our mailing address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account fee from Fixed Annuity payments.

Annuity Payment Rates

Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change. (See “Modification.”)

The annuity payment rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in good order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you, by regular U.S. mail, a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our mailing address, as shown on the cover of this Prospectus, within 10 days or longer if allowed by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. (Information about your right to return period can be found on the first page of your Contract or prominently displayed in an endorsement to your Contract. You can also obtain information about your right to return period by contacting your sales representative.) When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires return of Purchase Payments, we will return the greater of (1) your Surrender Value or (2) the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Provisions

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax provisions affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Provisions.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase an annuity should be based on the assumption that the purchase of an annuity is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Participant’s or Annuitant’s death, i.e., the investment in the contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities. We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan. You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans. Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need. An immediate and heavy financial need may arise only from:

●	deductible medical expenses incurred by you, your spouse, or your dependents;
●	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
●	costs related to the purchase of your principal residence (not including mortgage payments);
●	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
●	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
●	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit. And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit. And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan. Your TSA employer also may need to agree in writing to your transfer/exchange request.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion.  Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse Beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Impact of Optional Death Benefits and Optional Living Benefits

For a further discussion, please refer to “Tax Issues Under SIR.”

Qualified Contracts. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above actuarial present value requirements, your initial election of a Contract’s optional benefit could cause your RMD amount to be higher than it would be without such an election. Additionally, if your RMD amount exceeds your guaranteed withdrawal amount under an optional living benefit, you will have to withdraw more than the guaranteed withdrawal amount to avoid the imposition of a 50% excise tax, causing a reset of your guaranteed withdrawal benefit. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59½, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59½.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA (see “Roth Individual Retirement Arrangements”), the IRS’s rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed above. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Federal Defense of Marriage Act and Same-Sex Marriages

The Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. Because of the Federal Defense of Marriage Act, all such Contract continuation rights are available only to a person who is defined as a “spouse” under such Act and that definition does not include a same-sex spouse. Thus, under current Federal law, if you are in a same-sex marriage, your spouse would not be able to exercise any of the Contract’s spousal continuation rights. You should consult a qualified tax professional for advice before purchasing a Contract and/or joint-life coverage under an optional living benefit.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning advisor for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the “2010 Act”) increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer (“GST”) tax exemption to $5,000,000 and reduces the GST tax rate to 35%. Commencing in 2012, these exemption amounts will be indexed for inflation.

The estate, gift, and GST provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and GST taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified professional to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “U.S. Federal Income Tax Provisions” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico  Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX PROVISIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Participant or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.50% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2009, 2010, and 2011, approximately $10,786,683, $13,787,153, and $443,734, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits. In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect Sun Life’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect Sun Life’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow Sun Life to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

Sun Life (U.S.), like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Sun Life (U.S.) believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2011 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)	2
Advertising and Sales Literature	2
Tax-Deferred Accumulation	3
Calculations	4
Example of Net Investment Factor Calculation	4
Example of Variable Accumulation Unit Value Calculation	4
Annuity Provisions	4
Determination of Annuity Payments	5
Annuity Unit Value	5
Example of Variable Annuity Unit Calculation	5
Example of Variable Annuity Payment Calculation	5
Distribution of the Contracts	6
Custodian	6
Independent Registered Public Accounting Firm	6
Financial Statements	6

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Commencement Date.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Participant’s death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant on or after the Annuity Commencement Date.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE,” “US,” “SUN LIFE (U.S.)”): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DESIGNATED FUNDS: The limited investment options you can choose if you are participating in a living benefit.

DUE PROOF OF DEATH: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g., taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the “Date of Coverage” in the Contract.

MAXIMUM ANNUITY COMMENCEMENT DATE: The first day of the month following the youngest Annuitant’s 95th birthday.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater than, less than, or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The Business Day your Application is received by the Company at its mailing address. The ages of all Owners and Annuitants on the Open Date determines your eligibility for purchasing a Contract and for electing the optional death benefit and the optional living benefit.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Participant, or upon the death of the Annuitant on or after the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full withdrawal (or surrender) of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms “you” and “your” refer to “Owner,” “Participant,” and/or “Covered Person” as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

						Purchase Payment
		Hypothetical		Cumulative	Free	Amount Subject	Withdrawal	Withdrawal
	Account	Account	Annual	Annual	Withdrawal	To Withdrawal	Charge	Charge
	Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount
(a)	1	$41,000	$1,000	$ 1,000	$ 6,000	$35,000	8.00%	$2,800
	2	$45,100	$4,100	$ 5,100	$ 6,000	$39,100	8.00%	$3,128
	3	$49,600	$4,500	$ 9,600	$ 9,600	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$32,800	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to the greater of (1) the Contract’s earnings, minus all withdrawals previously taken that were not subject to withdrawal charges, and (2) 15% of any Purchase Payments made in the last seven Account Years minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges. In Account Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b)
In Account Year 4, the free withdrawal amount is $12,100, which equals the Contract’s cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c)
In Account Year 8, the free withdrawal amount is $32,800, which equals the Contract’s cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the Purchase Payment amount subject to withdrawal charges equals $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of four partial withdrawals made during the fourth Account Year of $4,000, $9,000, $12,000, and $20,000.

					Remaining
	Hypothetical				Free	Amount of			Hypothetical
	Account				Withdrawal	Withdrawal			Account
	Value				Amount	Subject to	Withdrawal	Withdrawal	Value
Account	Before		Cumulative	Amount of	After	Withdrawal	Charge	Charge	After
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal
1	$41,000	$1,000	$ 1,000	$ 0	$6,000	$ 0	8.00%	$ 0	$41,000
2	$45,100	$4,100	$ 5,100	$ 0	$6,000	$ 0	8.00%	$ 0	$45,100
3	$49,600	$4,500	$ 9,600	$ 0	$9,600	$ 0	7.00%	$ 0	$49,600
(a) 4	$50,100	$ 500	$10,100	$ 4,000	$6,100	$ 0	6.00%	$ 0	$46,100
(b) 4	$46,900	$ 800	$10,900	$ 9,000	$ 0	$ 2,100	6.00%	$ 126	$37,900
(c) 4	$38,500	$ 600	$11,500	$12,000	$ 0	$11,400	6.00%	$ 684	$26,500
(d) 4	$26,900	$ 400	$11,900	$20,000	$ 0	$19,600	6.00%	$1,176	$ 6,900

(a)
In Account Year 4, the free withdrawal amount is $10,100, which equals the Contract’s cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Account Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from Purchase Payments.

(c)
Since $10,900 of the two prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from Purchase Payments.

(d)
Since $11,500 of the 3 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from Purchase Payments. Note that if the $6,900 hypothetical Account Value after withdrawal was withdrawn, it would all be from Purchase Payments and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full withdrawal in Account Year 4 in the example above.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (“MVA”)

The MVA Factor is:

(1 + I	)	N/12	- 1
1 + J + b

These examples assume the following:

(1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
(2)	The date of surrender is 2 years from the Expiration Date (N = 24).
(3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.
(4)	The interest earned in the current Account Year is $674.16.
(5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
(6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor =	(1 + I	)	N/12	- 1
	1 + J + b

=	(1 + .06)		24/12	- 1
	1 + .05

=	(1.010)	2	- 1

=	1.019 - 1

=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge. For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19. $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CALCULATION OF FREE WITHDRAWAL AMOUNT

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments made. For all other Account Years, the free withdrawal amount is equal to the greater of:

#1 - Contract earnings minus all withdrawals previously taken that were not subject to withdrawal charges, or

#2 - 15% of the amount of all Purchase Payments made in the last seven Account Years (including the current Account Year), minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges.

For the below example, assume an initial Purchase Payment of $100,000 is made on the Issue Date.

Account Year	Purchase Payments	Hypothetical Account Value before Withdrawal	Contract Earnings (#1 Above)	15% of Purchase Payments (#2 Above)	Free Amount before Withdrawal	Amount of Withdrawals	Remaining Free Withdrawal Amount After Withdrawal	Hypothetical Account Value after Withdrawal
1	$ 100,000	$ 101,000	$ 1,000	$ 15,000	$ 15,000	$ 0	$ 15,000	$ 101,000
2	$ 0	$ 101,000	$ 1,000	$ 15,000	$ 15,000	$ 0	$ 15,000	$ 101,000
3	$ 0	$ 109,000	$ 9,000	$ 15,000	$ 15,000	$ 0	$ 15,000	$ 109,000
(a) 4	$ 0	$ 117,000	$ 17,000	$ 15,000	$ 17,000	$ 17,000	$ 0	$ 100,000
(b) 4	$ 40,000	$ 141,000	$ 1,000	$ 4,000	$ 4,000	$ 0	$ 4,000	$ 141,000
5	$ 0	$ 142,000	$ 2,000	$ 21,000	$ 21,000	$ 0	$ 21,000	$ 142,000
6	$ 0	$ 135,000	$ 0	$ 21,000	$ 21,000	$ 0	$ 21,000	$ 135,000
7	$ 0	$ 140,000	$ 0	$ 21,000	$ 21,000	$ 0	$ 21,000	$ 140,000
(c) 8	$ 0	$ 143,000	$ 3,000	$ 6,000	$ 6,000	$ 0	$ 6,000	$ 143,000
(d) 8	$ 20,000	$ 165,000	$ 5,000	$ 9,000	$ 9,000	$ 0	$ 9,000	$ 165,000
(e) 8	$ 0	$ 159,000	$ 0	$ 9,000	$ 9,000	$ 9,000	$ 0	$ 150,000

(a) In Account Year 4, a request for the entire free withdrawal amount is made. The Contract earnings of $17,000 are greater than 15% of all Purchase Payments made in the last seven Account Years (15% x $100,000 = $15,000) and as such $17,000 is withdrawn from the Account.

(b) Later in Account Year 4, an additional Purchase Payment of $40,000 is made and the free withdrawal amount is immediately recalculated. Because 15% of all Purchase Payments made in the last seven Account Years (15% of $140,000) exceeds Contract earnings in Account Year 4 ($1,000), the new free withdrawal amount is $4,000 ([0.15% x $140,000] - $17,000).

(c) In Account Year 8, the free withdrawal amount is $6,000 which represents 15% of Purchase Payments made in the last seven Account Years. (Purchase Payments made in the last seven Account Years would include the $40,000 in Account Year 4, but would not include the $100,000 initial Purchase Payment because that Payment was made more than seven Account Years ago.) The $6,000 is greater than the Contract earnings of $3,000.

(d) Later in Account Year 8, an additional Purchase Payment of $20,000 is made and the free withdrawal amount is immediately recalculated. The new free withdrawal amount is $9,000 (0.15 x [$40,000 + $20,000]), which exceeds Contract earnings in Account Year 8 ($5,000).

(e) Subsequently, in Account Year 8, a withdrawal of $9,000 is taken which reduces the free withdrawal amount to $0.

APPENDIX D -
PREVIOUSLY AVAILABLE OPTIONAL DEATH BENEFITS AND EXAMPLES

5% PREMIUM ROLL-UP (“5% ROLL-UP”) DEATH BENEFIT

Under the 5% Roll-Up, the death benefit will be the greater of:

●	the amount payable under the basic death benefit, or
●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this death benefit, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

●	the first day of the month following your 80th birthday, or
●	the day the death benefit amount under this death benefit equals twice the sum of your Adjusted Purchase Payments.

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts. No withdrawals are made. The Owner dies in the ninth Account Year. The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value *	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

* The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Owner dies in the ninth Account Year. The Account Value on the Death Benefit Date is $90,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$ 90,000
Cash Surrender Value*	=	$ 89,950
Total of Adjusted Purchase Payments**	=	$ 80,000
5% Premium Roll-Up Value***	=	$116,000
The Death Benefit Amount would therefore	=	$116,000

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

** Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($120,000 ÷ $150,000) = $80,000.

*** The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

EARNINGS ENHANCEMENT BENEFIT PREMIER (“EEB PREMIER”) DEATH BENEFIT

If you elected EEB Premier, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier amount.” Calculated as of the Death Benefit Date, the “EEB Premier amount” is determined as follows:

●
If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the twelve months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner’s 70th birthday and death occurs in year 9.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$29,815
45% of the above amount	=	$13,417
Cap of 100% of Adjusted Purchase Payments	=	$85,185
The lesser of the above two amounts = the EEB Premier amount	=	$13,417

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

** Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($115,000 ÷ $135,000) = $85,185.

EARNINGS ENHANCEMENT BENEFIT PREMIER PLUS (“EEB PREMIER PLUS”) DEATH BENEFIT

If you elected EEB Premier Plus, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier Plus amount.” Calculated as of the Death Benefit Date, the “EEB Premier Plus amount” is determined as follows:

●
If you are 69 or younger on your Open Date, the “EEB Premier Plus amount” will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 150% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the 12 months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier Plus amount” will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 60% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier Plus amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier Plus amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

--PLUS --

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
75% of the above amount	=	$ 26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$ 26,250

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

EARNINGS ENHANCEMENT BENEFIT PREMIER WITH MAV (“EEB PREMIER WITH MAV”) DEATH BENEFIT

If you elected EEB Premier with MAV, your death benefit will be the amount payable under the MAV death benefit PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is as follows:

●
If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $145,000. Assume death occurs in Account Year 9. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

--PLUS--

The EEB Premier amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the MAV death benefit plus the EEB Premier amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

EARNINGS ENHANCEMENT BENEFIT PREMIER WITH 5% ROLL-UP (“EEB PREMIER WITH 5% ROLL-UP”) DEATH BENEFIT

If you elected EEB Premier with 5% Roll-Up, your death benefit will be the amount payable under the 5% Roll-Up death benefit PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is determined as follows:

●
If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

--PLUS--

The EEB Premier amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up death benefit plus the EEB Premier amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

APPENDIX E -
PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on page 1 of the prospectus.

If you purchased your Contract before February 2, 2004, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

International/Global Equity Fund	Real Estate Equity Fund
MFS® Global Growth Portfolio, Service Class	Sun Capital Global Real Estate Fund, Initial Class
Mid-Cap Equity Fund	Multi-Sector Bond Fund
MFS® Mid Cap Growth Portfolio, Service Class	MFS® Strategic Income Portfolio, Service Class

Massachusetts Financial Services Company advises the MFS® Funds. Sun Capital Advisers, LLC advises Sun Capital Global Real Estate Fund (sub-advised by Massachusetts Financial Services Company).

If you purchased your Contract before March 5, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Large-Cap Equity Funds (continued)
Columbia Variable Portfolio - Marsico 21st Century Fund	MFS® Blended Research® Core Equity Portfolio,
Class 11	Service Class
Columbia Variable Portfolio - Marsico Growth Fund,	International/Global Equity Fund
Class 11	MFS® Global Research Portfolio, Service Class
MFS® Massachusetts Investors Growth Stock	Small-Cap Equity Funds
Portfolio, Service Class	MFS® New Discovery Portfolio, Service Class
Oppenheimer Main Street Small- & Mid-Cap Fund®/VA,
Service Shares

1 Only available if you purchased your Contract through a Bank of America representative.

Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolios (sub-advised by Marsico Capital Management, LLC). Massachusetts Financial Services Company advises the MFS® Funds. OppenheimerFunds, Inc. advises Oppenheimer Main Street Small- & Mid-Cap Fund®/VA.

If you purchased your Contract from a Bank of America representative before April 22, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Mid-Cap Equity Fund	Small-Cap Equity Fund
Wanger Select2	Wanger USA2
Emerging Markets Equity Fund
Columbia Variable Portfolio - Small Cap Value Fund,
Class 2

2 These Funds do not have different share classes.

Columbia Management Investment Advisers, LLC advises Columbia Variable Portfolio - Small Cap Value Fund. Columbia Wanger Asset Management, L.P. advises Wanger USA and Wanger Select.

If you purchased your Contract before March 10, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Mid-Cap Equity Funds
SCSM Lord Abbett Growth and Income Fund, Initial Class	SCSM Goldman Sachs Mid Cap Value Fund, Initial Class
International/Global Equity Fund	Short-Term Bond Funds
Templeton Foreign Securities Fund, Class 2	SCSM Goldman Sachs Short Duration Fund, Initial Class
Emerging Markets Equity Fund	High Yield Bond Fund
Templeton Developing Markets Securities Fund, Class 2	MFS® High Yield Portfolio, Service Class
Money Market Fund
MFS® Money Market Portfolio, Service Class

Massachusetts Financial Services Company, our affiliate, advises the MFS® Funds. Sun Capital Advisers, LLC advises the Sun Capital Funds: SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration (sub-advised by Goldman Sachs Asset Management, L.P.) and SCSM Lord Abbett Growth and Income Fund (sub-advised by Lord, Abbett & Co. LLC). Templeton Asset Management Ltd. advises Templeton Developing Markets Securities Fund. Templeton Investment Counsel, LLC advises Templeton Foreign Securities Fund.

If you purchased your Contract before October 20, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Fund	Target Date Fund
Oppenheimer Main Street Fund®/VA, Service Shares	Fidelity® Variable Insurance Products Fund IV - Freedom
International/Global Equity Fund	2010 Portfolio, Service Class 21
AllianceBernstein International Value Portfolio,	Intermediate-Term Bond Fund
Class B2	PIMCO Total Return Portfolio, Administrative Class
Inflation-Protected Bond Fund
PIMCO Real Return Portfolio, Administrative Class

1 This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.
2 Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

AllianceBernstein L.P. advises AllianceBernstein International Value Portfolio. Pacific Investment Management Company LLC advises the PIMCO Portfolios. OppenheimerFunds, Inc. advises Oppenheimer Main Street Fund®/VA. Strategic Advisers, Inc. advises Fidelity® Variable Insurance Products Fund IV - Freedom 2010 Portfolio.

If you purchased your Contract before February 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment option that was available for investment prior to that date:

Asset Allocation Fund
Franklin Templeton VIP Founding Funds Allocation
Fund, Class 23

3 This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds. Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

Franklin Templeton Services, LLC administers Franklin Templeton Founding Funds Allocation Fund (with the following advising the underlying portfolios of the fund: Franklin Advisers, Inc. advising Franklin Income Securities Fund, Franklin Mutual Advisers LLC advising Mutual Shares Securities Fund and Templeton Global Advisers Limited advising Templeton Growth Securities Fund).

If you purchased your Contract before August 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment option that was available for investment prior to that date:

Asset Allocation Fund
Oppenheimer Balanced Fund/VA, Service Shares

OppenheimerFunds, Inc. advises Oppenheimer Balanced Fund/VA.

APPENDIX F -
SECURED RETURNS FOR LIFE

The following information applies to your Contract if you elected to participate in Secured Returns for Life (“Secured Returns for Life,” “Benefit,” or “the rider”) and did not replace it with Secured Returns for Life Plus, which was available for such replacements for a limited period of time beginning in April 2006. Secured Returns for Life is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life to new Owners, renewals are no longer available.

Secured Returns for Life guarantees a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals) during the accumulation period, regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. Upon annuitization, Secured Returns for Life and any elected optional death benefit automatically terminate. (You should note that the benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, and even terminate, your benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.)

We use the following definitions to describe how Secured Returns for Life works:

AB Plan Maturity Date:	The date when the AB Plan matures which is on the 10th Account Anniversary, or if you elect to “step-up” your guaranteed values under the rider, 10 years from the date of the most recent step-up.

Guaranteed Living Benefit Amount (the “GLB amount”):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the GLB Base, Lifetime Income Base, and RGLB amount on the date you elect the WB Plan.

Guaranteed Living Benefit Base (the “GLB Base”):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the later of the date you elect to participate in the WB Plan if you are age 60 or older and the first Account Anniversary after your 59th birthday. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

Remaining Guaranteed Living Benefit (the “RGLB amount”):
If you elect the WB Plan, the minimum amount guaranteed under the Plan. The RGLB amount equals the GLB amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, and partial withdrawals.

To participate in Secured Returns for Life, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life, you were automatically enrolled in the AB Plan. At any time, you may elect instead, to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the Contract’s Maximum Annuity Commencement Date, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described under “Step -Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly decrease, and even terminate, the total Secured Returns for Life Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life. For examples of how we calculate benefits under the AB Plan, see Examples 1 through 3 in this Appendix.

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, your surviving spouse has two options under the Contract.

●
Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

●
Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the Maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount, even if your Account Value becomes zero. Each Account Year, during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under “Withdrawals Under Secured Returns for Life.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under “Withdrawals Under Secured Returns for Life.”

Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under Guaranteed Minimum Accumulation Benefit (“AB”) Plan. Your GLB Base also is set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or
●	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life.”)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described under “Step-Up.”

Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated, or revoked. For examples of how we calculate benefits under the WB Plan, see Examples 4, 5, and 6 in this Appendix.

If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

Cost of Secured Returns for Life

Unlike other Contract charges, the charge for Secured Returns for Life will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 7 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:

●	you annuitize; or

●	under the provisions of Secured Returns for Life;

●	your benefit matures;

●	your benefit is revoked; or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge until the 7th Account Anniversary.

Withdrawals Under Secured Returns for Life

All withdrawals under Secured Returns for Life are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this Appendix is attached.) In addition, any withdrawals you take under Secured Returns for Life will reduce the value of your benefit under the rider. Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount withdrawn.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefits under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

●	your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal, and
●	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

●	your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and
●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

●	your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	the Account Value after the withdrawal.

A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

●
A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce and even terminate your Secured Returns for Life Benefits, including reducing your Account Value to zero and thereby terminating your Contract without value.

●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will terminate and your Contract will terminate without value.

●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until an Owner dies. In that case, after the death of an Owner, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

(2)	You (or your beneficiary if an Owner has died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 10, 11, and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the Maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the Maximum Annuity Commencement Date, you may elect to:

●	annuitize your Contract;

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation and Revocation of Secured Returns for Life

Transfers among the Designated Funds are permitted as described under “Transfer Privilege.” If, however, you transfer some or all of your Account Value out of the Designated Fund, Secured Returns for Life will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns for Life will be cancelled. An assignment of ownership of the Contract will also cancel Secured Returns for Life.

Once Secured Returns for Life has been cancelled, it cannot be reinstated. After cancellation, you will continue to pay the annual charge for Secured Returns for Life until your 7th Account Anniversary.

Anytime after your 7th Account Anniversary, you may revoke Secured Returns for Life. Once revoked, Secured Returns for Life may not be reinstated. After Secured Returns for Life has been revoked, all benefits and charges will end.

Step-Up

On or after your third Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value (“step-up”). Currently, this step-up election may be made on any day after your third Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the third or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB amount, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on that date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Examples 13, 14, and 15 in this Appendix.)

Following your step-up election, the rider fee will be changed to an amount that may be higher than your current fee as set forth above. The rider fee after the step-up will be set by us, based upon current market conditions, at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your Maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 14 in this Appendix.)

If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under “Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.” (See Examples 14 and 15 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, subsequent Purchase Payments after a step-up will increase, on a dollar for dollar basis, the RGLB amount, the GLB Base, and the Lifetime Income Base. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed. It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life rider charges will be made if you change from the AB Plan to the WB Plan.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns for Life. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base or Lifetime Income Base if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, or all of these amounts, per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally (see “Withdrawals Under Secured Returns for Life”).

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2006 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●	Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.
●	Assume that on January 1, 2016, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.
●	Because your Account Value is less than your GLB amount by $15,000 [$100,000 - $85,000], an amount equal to $15,000 will be deposited into your Contract.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments.

●	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $150,000. Assume that your total rider charges to date are $6,725.
●	Because your Account Value is less than your GLB amount by $18,000 [$168,000 - $150,000], an amount equal to $18,000 will be deposited into your Contract.

EXAMPLE 3: Calculation of Benefits under AB Plan with Subsequent Purchase Payment; Refund Applies.

●	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.
●
Because your Account Value is greater than your GLB amount by $32,000 [$200,000 - $168,000], your Contract will be credited with an amount equal to the rider charges you have paid [$7,500], increasing your Account Value to $207,500.

EXAMPLE 4: Calculation of Benefits under WB Plan; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 20 years. Assume you make no subsequent Purchase Payments. Assume that, because of poor investment performance of your Designated Fund, your Account Value equals zero. On December 31, 2025:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawal, is $20,000 [$100,000-($4,000 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount. On December 31, 2030, when your GLB amount is reduced to zero:
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
You will continue to receive $4,000 per year as long as you are alive.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	On December 31, 2006, after your first systematic withdrawal of $5,000, your Maximum WB Amount:
●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2008, you celebrate your 59th birthday. On January 1, 2009:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your GLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the GLB amount on your first Account Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2028:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount until your GLB amount is reduced to zero in 2033.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $3,400 per year as long as you are alive.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2009:

●	Your Account Value equals $130,000 [$80,000 + $50,000].
●	Your GLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base].
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000 until your GLB amount is reduced to zero in 2032.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $150,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $6,000 per year as long as you are alive.

EXAMPLE 7: Calculation of Explicit Rider Charges.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2006, your Account Value before the charge for Secured Returns for Life is taken is $101,196.79. The charge deducted on March 31, 2006 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2006 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $102,307.23. The fee deducted on June 30, 2006 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2006 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $103,443.69. The fee deducted on September 30, 2006 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2006 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2016. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life charges that have been made. Note that if Secured Returns for Life was revoked or cancelled before the maturity date for your Benefit of January 1, 2016, then no Secured Returns for Life credit will be made to your Account.

EXAMPLE 8: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.
●	Assume that on January 1, 2007, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.
●	On January 1, 2007, your GLB amount will be reset to $90,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $100,000 x [$99,000 ÷ $110,000].
●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016 is $87,000. Assume that your total rider charges to date are $4,710.
●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].
●	Assume that, on June 1, 2012, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.
●	On June 1, 2012, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [$200,000 ÷ $240,000].
●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016, is $125,000. Assume that your total rider charges to date are $7,200.
●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Poor Investment Performance.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $93,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $93,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$93,000]].

●	Your Maximum WB for Life Amount is $3,720 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 16 years. Because of poor investment performance of your Designated Fund, your Account Value decreases to $3,330. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is now $3,330. Your Maximum WB for Life Amount is now 4% of $3,330 or $133.

●	Assume your Designated Fund earns -2% in Account Year 17, and that you take another $5,000 withdrawal. On December 31, 2022:
●	Your Account Value is zero.
●	Your GLB amount is $15,000 [$100,000 - ($5,000 x 17)].
●	Your GLB Base is still $100,000 because you withdrew no more than the Maximum WB Amount.
●	Your Lifetime Income Base is zero [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$3,330 - ($5,000 - $133)] and (2) your new Account Value [$0]].
●	Your Maximum WB Amount is still $5,000 [5% of your GLB Base].
●	Your Maximum WB for Life Amount equals zero [4% of your new Lifetime Income Base].

Even though your Contract has terminated because your Account Value has reduced to zero, we will pay you the Maximum WB Amount of $5,000 per year for three more years, until your GLB amount is reduced to zero.

EXAMPLE 11: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Positive Investment Performance.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had positive investment performance, gaining 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $97,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $97,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$97,000]].

●	Your Maximum WB for Life Amount is $3,880 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 19 years. Your GLB amount has been reduced to $5,000 [$100,000 - ($5,000 x 19)]. Because of good investment performance of your Designated Fund, your Account Value is now $31,478. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is also now $31,478. Your Maximum WB for Life Amount is now 4% of $31,478, or $1,259.

●	Assume your Designated Fund earns 2% in Account Year 20, and that you take another $5,000 withdrawal. On December 31, 2025:
●	Your Account Value is $27,108.
●	Your GLB amount is zero [$5,000 remaining - $5,000 withdrawal].
●	Your GLB Base is zero because your GLB amount is equal to zero.
●	Your Lifetime Income Base is $27,108 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$31,478 - ($5,000 - $1,259)] and (2) your new Account Value [$27,108]].
●	Your Maximum WB for Life Amount equals $1,084 [4% of your new Lifetime Income Base of $27,108].
●
Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. If your Account Value is reduced to zero by a withdrawal that does not exceed you Maximum WB for Life Amount, we will continue to pay your then current Maximum WB for Life Amount each year as long as you are alive. If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount, your Lifetime Income Base will be reduced to zero, your Maximum WB for Life Amount will become zero, and no more benefits will be paid.

EXAMPLE 12: Withdrawals under WB Plan Exceeding Maximum WB Amount.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take a withdrawal of $6,000, your Account Value is $92,000:
●	Your GLB amount is reduced to $92,000 [the lesser of (1) your current GLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 – ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base of $92,000].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304.

●	Assume your Designated Fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2022:
●	Your Account Value is $1, 457 [$7,609 x (1 - 0.02) - $6,000].
●	Your GLB amount is $1,457 [the lesser of (1) your current GLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - ($6,000 - $380)] and (2) your new Account Value ($1,457)].
●	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base of $1,457].
●
Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your GLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

●	withdrawing the Maximum WB for Life Amount each year until you die, or
●	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.
●
If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your GLB is reduced to zero.

●
If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your GLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 13: Step-up elected under AB Plan.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up.

●
Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up). Assume that on January 1, 2019, your Account Value is $130,000. Assume that your total rider charges to date are $8,875.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 14: Step-up elected under WB Plan.

●
Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2008:
●	Your Account Value is $103,184.
●	Your GLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●
Because your Account Value is greater than your GLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your GLB amount, your GLB Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2009*:

●	Your Account Value is $103,184.
●	Your GLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
●
Note: Assume instead that you elected to step-up sometime in 2009 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount would apply so that you could withdraw an additional $159 without exceeding your maximum amounts.

EXAMPLE 15: Subsequent Purchase Payments after Step-up under the AB Plan; Refund Applies.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up. Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up).

●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
On June 1, 2010, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has been less than two years since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

●	Assume that on January 1, 2019 (your Maturity Date), your Account Value is $280,000. Assume that your total rider charges to date are $13,850.
●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $293,850.

APPENDIX G -
SECURED RETURNS

The optional living benefit Secured Returns (“Benefit” or “the rider”) was available for all Contracts purchased prior to September 7, 2004 and certain contracts purchased on or after that date. The following information applies to your Contract if you elected to participate in Secured Returns and did not replace it with Secured Returns 2, which was available for such replacements for a limited period of time. Secured Returns is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns to new Owners, renewals are no longer available.

Secured Returns guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. Upon annuitization, the Benefit and any optional death benefit automatically terminate.

To participate in Secured Returns, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until your guaranteed amount is reduced to zero. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

If you elected to participate in Secured Returns with the basic death benefit, we assess your Contract an annual charge of 0.40% of your average daily net assets. If you elected Secured Returns with the EEB Premier rider, we assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns expires or is revoked. Cancellation of the Benefit (caused by a transfer out of the Designated Fund or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge.

Anytime after your 7th Account Anniversary, you may revoke Secured Returns. Once revoked, the Benefit may not be reinstated. After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege.” If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary. After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be cancelled and the cost of such rider (0.25% of your average daily Account Value) will remain.

If you elected Secured Returns, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan. You are automatically enrolled in the AB Plan at the time you elect Secured Returns. Any time prior to your 81st birthday, you may elect instead to receive your Benefit under the WB Plan. There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns, see Examples 5 through 8 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your Guaranteed Living Benefit Amount (“GLB amount”) over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage Guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 5 and 7 in this Appendix.)

If you die while the AB Plan is still in force, all benefits and charges under Secured Returns will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse’s 81st birthday, and your 10th Account Anniversary. If your surviving spouse does not elect the WB Plan, the AB Plan will continue. In such case, the benefits under AB Plan will be determined according to the original 10-year period. In all cases, the GLB amount will not reset upon your death.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. This set dollar amount, or “maximum WB amount,” is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns Benefits if your Account Value is less than the remaining GLB amount. In addition, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract’s Surrender Value and not the remaining GLB amount. Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan. For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 in this Appendix.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce your remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, your remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 6 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

If you die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU SELECTED SECURED RETURNS ON OR BEFORE YOUR ISSUE DATE.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan. Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan. Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit. Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan. Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year. Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 1: Low investment performance; no WB election.

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.

●	Assume that on January 1, 2013, your Account Value is $85,000. On that date, your Account Value will be increased by $15,000 ($100,000 - $85,000).

EXAMPLE 2: High investment performance; no WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance.

●	Assume that on January 1, 2013, your Account Value is $200,000. Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased.

EXAMPLE 3: Low investment performance; WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.

●
On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $0. These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken. At that time, the Benefit terminates.

EXAMPLE 4: High investment performance; WB election

●	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.

●	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.

●	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.

●
Assume that, on December 31, 2017, you withdraw the remaining $2,000 to exhaust the remaining GLB amount. Secured Returns thus terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 5: Withdrawals under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.

●
Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000). Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value, on January 1, 2013, is $85,000. Your Account Value will be increased by $5,000 ($90,000 - $85,000).

EXAMPLE 6: Withdrawals under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

●	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.

●
Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to $88,000, and your remaining GLB amount is reduced to $95,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000. Your Account Value is thus reduced to $80,000. This is now a new Account Year, so the maximum WB amount has not yet been exceeded. Your remaining GLB amount is reduced to $90,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount. Your remaining GLB amount is thus reduced to $74,000; i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000). Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) ÷ $7000 = 12.57 years. Thus the maximum WB amount will become $5,887 ($74,000 ÷ 12.57).

EXAMPLE 7: Withdrawals with subsequent Purchase Payments under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.

●	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).

●
Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000. Your Account Value is reduced to $200,000. Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000 ÷ $240,000). Assume you make no more withdrawals or subsequent Purchase Payments.

●	Assume that, on January 1, 2013, your Account Value is $125,000. On that date, your Account Value will be increased by $29,167 ($154,167 - $125,000).

EXAMPLE 8: Withdrawals with subsequent Purchase Payments under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●
Assume that, on January 6, 2004, you make an additional Purchase Payment of $50,000. Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000). Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)). Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●
Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

●
Assume that, on January 1, 2013, your Account Value equals $0. Your remaining GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years). Withdrawals will continue until the remaining GLB amount is reduced to zero.

APPENDIX H -
SECURED RETURNS 2

The following information applies to your Contract if you elected to participate in Secured Returns 2 (“Benefit” or “Secured Returns 2” or “the rider”) and did not replace it with Secured Returns for Life, which was available for such replacements for a limited period of time beginning in November 2005. Secured Returns 2 is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns 2 to new Owners, renewals are no longer available.

Secured Returns 2 guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization.

Secured Returns 2 is available only if you are age 84 or younger on the Open Date. If you choose to participate in the Benefit, you must make your election no later than your Issue Date. You may combine the Benefit with any optional death benefit other than the EEB Premier Plus. Upon annuitization, Secured Returns 2 and any elected optional death benefit automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the guaranteed amount is reduced to zero. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year is equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 12 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. We will continue to deduct this charge until you annuitize or your Secured Returns 2 Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of a Designated Fund or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge, until the 7th Account Anniversary. Anytime after your 7th Account Anniversary, you may revoke Secured Returns 2. Once revoked, Secured Returns 2 may not be reinstated. After Secured Returns 2 has been revoked, all benefits and charges will end.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the Prospectus to which this Appendix is attached. If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns 2 will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns 2 will be cancelled. Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.

If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Account Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 81st birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your Guaranteed Living Benefit Amount (“GLB amount”) proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns 2, see Examples 6, 7, 8, 9 and 11 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1, 2, and 3 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns 2 Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

If your Contract remains in the AB Plan until it “matures” on the later of your 10th Account Anniversary or 10 years from your most recent Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the “maturity date,” then we will refund the charges you have paid for Secured Returns 2 (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such “maturity date.” No refund of Secured Returns 2 charges will be made if you change from the AB Plan to the WB Plan.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 6 and 9 in this Appendix.)

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns 2 Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse’s 81st birthday, and the date the AB Plan is scheduled to “mature”. If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. Once the remaining GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan. This set dollar amount, or “maximum WB amount,” is equal to 7% of the remaining GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns 2 Benefits if your Account Value is less than your remaining GLB amount. In all cases, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract’s Surrender Value and not the remaining GLB amount. Provided any remaining GLB amount is not reduced to zero, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 7 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in this Appendix.

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In such case, the remaining GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

After your fifth Account Anniversary, you may elect to increase (“step-up”) your GLB amount or remaining GLB amount to your then current Account Value. Currently, this step-up election may be made on any day after your fifth Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Account Anniversary.) On the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your GLB or remaining GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up your GLB or remaining GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up the GLB or remaining GLB amount if the current Account Value is greater than the current GLB or remaining GLB amount. If you are in the AB Plan, you must be less than age 85 on the Step-Up Date. If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount that may be higher than your current Secured Returns 2 fee as discussed above. The rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you are participating in the AB Plan and you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date. (See Example 2 in this Appendix.)

If you have been receiving benefits under the WB Plan, a step-up may change your “maximum WB amount.” After the step up, your “maximum WB amount” will become the greater of the current “maximum WB amount” and 7% of your new remaining GLB amount. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new “maximum WB amount.” (See Example 8 in this Appendix.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Account Anniversary, you must be participating in the AB Plan to make any subsequent Purchase Payments after a Step-Up. After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, a subsequent Purchase Payment made on October 2, 2015, will provide only a 70% guarantee whereas a subsequent Purchase Payment made on October 1, 2015, will provide an 85% guarantee. (See Example 10 in this Appendix.) It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns 2. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns 2 as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU ELECTED SECURED RETURNS 2 ON JANUARY 1, 2005 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Low investment performance; no WB election.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

●	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).

EXAMPLE 2: Low investment performance; no WB election; step-up elected.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. However, assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●
Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000. Assume that your total rider charges to date are $10,125.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 3: High investment performance; no WB election; refund applies.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do not elect to step-up.

●	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

●	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.

EXAMPLE 4: Low investment performance; WB election.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●
On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $80,000. The $7,000 withdrawals continue for seven more years. Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount. Therefore, the step-up feature is not available.

●	On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.

●	These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates.

EXAMPLE 5: High investment performance; WB election; step-up elected.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.

●
On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $90,000. The $7,000 withdrawals continue for two more years. Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $80,000. Assume you elect to step-up. Your maximum WB amount is calculated as 7% of $80,000 = $5,600. However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

●	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.

●	These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.

●
Assume that you withdraw $3,000 on February 12, 2021. At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.

●	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

●	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.

●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.

●
Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume no withdrawals are made. On July 1, 2006, assume that your Account Value is $95,000. The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.

●
Assume that you make another withdrawal of $5,000 on April 5, 2007. This is now a new Account Year, so the maximum WB amount has not been exceeded yet. Your remaining GLB amount is now $90,000. Assume that your Account Value is now $80,000.

●
Assume that you make another withdrawal of $5,000 on September 18, 2007. Your total withdrawals in the current Account Year are now $10,000 and exceed the WB maximum of $7,000. Assume that your Account Value is $79,000 just before the withdrawal and $74,000 just after the withdrawal.

●
Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000). Therefore, your new remaining GLB amount is $74,000. Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e., ($90,000 - $2,000) ÷ $7,000 = 12.57 years). Thus the new maximum WB amount becomes $5,887 ($74,000 ÷ 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance; step-up elected.

●
Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume you make no withdrawals. On February 1, 2010, assume that your Account Value is $124,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up. Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●
Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000. Your remaining GLB amount is now $95,000. Your Account Value is now $120,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000. Assume that you do step-up. Your maximum WB amount is calculated as 7% of $120,000 = $8,400. Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

●
Assume that you wish to make another withdrawal on October 5, 2010. Because you have already withdrawn $5,000 in the current Account Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum. Assume that you withdraw this $3,400. Your remaining GLB amount is now $116,600 ($120,000 - $3,400). Assume that your Account Value is now $118,000.

●
On January 2, 2011 you begin a new Account Year. Therefore, you can withdraw $8,400 in this new Account Year without exceeding your WB maximum. Assume that you do withdraw $8,400 in this Account Year. On December 31, 2011, the remaining GLB amount equals $108,200. Assume that, on this date, your Account Value equals $110,000.

●	Assume that you continue to withdraw $8,400 each Account Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.

●
Assume that you withdraw $7,400 on March 12, 2024. At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.

●	On June 1, 2010, you make an additional $80,000 Purchase Payment.

●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

●
On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous remaining GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 – (40,000 ÷ 240,000)].

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Step-up and Subsequent Purchase Payments under the AB Plan; high investment performance; step-up elected; refund applies.

●
Assume that you did not elect the WB Plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value is $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●	On June 1, 2011, you make an additional $80,000 Purchase Payment.

●
On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

●
Your new AB Plan maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020 your Account Value is $280,000. Assume that your total rider charges to date are $15,130.

●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.

EXAMPLE 11: Withdrawals with Subsequent Purchase Payments under the WB Plan.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount or $7,000).

●	On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●	On January 6, 2007, you make an additional Purchase Payment of $50,000.

●	Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).

●	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].

●	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●	On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional Purchase Payments and the maximum WB amount is withdrawn annually.

●
Assume that on January 1, 2016, your Account Value is $0. Your remaining GLB amount will be $48,500 [$132,500 – ($10,500 x 8 years)]. Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020. At that time, the Secured Returns 2 terminates.

EXAMPLE 12: Calculation of explicit rider charges.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the first ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79. The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23. The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69. The fee deducted on September 30, 2005 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2015. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made. Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

APPENDIX I -
SECURED RETURNS FOR LIFE PLUSSM

The optional living benefit known as Secured Returns for Life Plus (“Secured Returns for Life Plus,” “Benefit,” or “the rider”) was available for Contracts purchased on or after April 11, 2006, and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in Secured Returns for Life Plus. Secured Returns for Life Plus is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life Plus to new Owners, renewals are no longer available.

Secured Returns for Life Plus provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. (You should note that the Benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, and even terminate, your Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.)

In addition, Secured Returns for Life Plus includes a bonus feature (called the “Plus 5 Program”) that may increase the guaranteed amount under the WB Plan provided no withdrawals are taken during an Account Year. These bonuses will not increase your guaranteed amount under the AB Plan. We will, however, keep track of any bonuses while you are in the AB Plan and apply them to the WB Plan, if and when you transfer into the WB Plan. The bonuses under the Plus 5 Program are discussed further in this Appendix under “Plus 5 Program.”

We use the following definitions to describe how Secured Returns for Life Plus works:

AB Plan Maturity Date:
The date when the AB Plan matures. If you are younger than 85 on the Issue Date, your AB Plan Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your last step-up. (See “Step-Up.”) If you are 85 on the Issue Date, your AB Plan Maturity Date is your Maximum Annuity Commencement Date.

Plus 5 Period:	The period of time equal in length to the first 10 Account Years; or, if less than 10 years, the period of time up to the Account Year in which the oldest Participant attains age 80.

Bonus Base:
An amount that is equal to the initial Purchase Payment on the date the Contract is issued, and later is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals made during the Plus 5 Period.

Guaranteed Living Benefit Amount (the “GLB amount”):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the RGLB amount on the date you elect the WB Plan.

Remaining Guaranteed Living Benefit Amount (the “RGLB amount”):
The minimum amount guaranteed if you elected the WB Plan. The RGLB amount equals the GLB amount plus any accrued bonus amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals.

Guaranteed Living Benefit Base (the “GLB Base”):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the WB Plan election date, if you are age 60 or older on said date. A value equal to the RGLB amount on the Account Anniversary on or immediately following your 59th birthday, if you are less than age 60 on the WB Plan election date. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest Participant will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

You and Your:
Under this optional living benefit, the terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant as described under “Death of Participant Under the AB Plan” and “Death of Participant Under the WB Plan.” In the case of a non-natural Participant, these terms refer to the oldest annuitant.

We also use the following acronyms when discussing the features of Secured Returns for Life Plus:

WB Plan	Guaranteed Minimum Withdrawal Benefit Plan

AB Plan	Guaranteed Minimum Accumulation Benefit Plan

GLB Amount	Guaranteed Living Benefit Amount

RGLB Amount	Remaining Guaranteed Living Benefit Amount

Maximum WB Amount	Maximum Guaranteed Minimum Withdrawal Benefit Amount

Maximum WB for Life Amount	Maximum Guaranteed Minimum Withdrawal Benefit for Life Amount

To participate in Secured Returns for Life Plus, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life Plus, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefits under the WB Plan, provided that you make the election prior to the earliest of the date your AB Plan matures, the Contract’s Maximum Annuity Commencement Date, and the date you annuitize. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount and your Bonus Base are equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described in this Appendix under “Step -Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount and to the Bonus Base
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Plus Benefit. In particular, Purchase Payments made after the second Account Year may significantly reduce the value of this Benefit to you.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life Plus. (See “Refund of Secured Returns for Life Plus Charges Under the AB Plan” in this Appendix.) For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Account Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

Your Guaranteed Living Benefit Base is also set equal to the RGLB amount on the date you elect to participate in the Guaranteed Minimum Withdrawal Benefit Plan. Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described above under “Guaranteed Minimum Accumulation Benefit (“AB”) Plan” plus any accrued bonuses. This value is used to determine your Maximum WB for Life Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life Plus” in this Appendix.)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawal under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described in this Appendix under “Step-Up.” Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your Benefit under the rider has been cancelled, terminated, or revoked. After the fourth Account Anniversary, any Purchase Payments you submit while participating in the WB Plan will be returned to you.

For examples of how we calculate benefits under the WB Plan, see Examples 5 and 6 in this Appendix.

Plus 5 Program

The Plus 5 Program gives you the opportunity to increase your Secured Returns for Life Plus Benefit if you defer taking withdrawals. That is to say, if you have selected the Benefit and you do not take any withdrawals in the early Account Years, you will be able to take larger withdrawals in the later Account Years. Under Secured Returns for Life Plus, the Plus 5 Program is automatically available to you during your first 10 Account Years (the “Plus 5 Period”). However, if you are 70 or older on the Issue Date, the Plus 5 Period ends on your 80th birthday. Under the Plus 5 Program, if you do not take any withdrawals during any one or more Account Years, we will automatically calculate a bonus based upon your initial Purchase Payment (the “Bonus Base”) and adjusted for additional Purchase Payments, step-ups, and partial withdrawals. Although we calculate the amount of your bonus each year regardless of whether you are participating in the AB Plan or the WB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan, as follows:

●
Assume you are participating in the AB Plan. Under this Plan, you only have the potential for increasing the amount of your withdrawals in later Account Years. For each year you do not take a withdrawal during the Plus 5 Period, we will calculate a bonus equal to 5% of your Bonus Base and add it to an existing accrued bonus amount. The bonuses you earn will accumulate but will not increase your Account Value, your GLB amount, or any guarantee payments you receive under the AB Plan. If you choose to switch to the WB Plan, that potential for larger withdrawals will be realized. When you switch to the WB Plan, we will set your RGLB amount to equal your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan.

●
Assume you are participating in the WB Plan. Under this Plan, the potential for larger withdrawals will be realized. Each year you do not take a withdrawal during the Plus 5 Period, we will not only calculate a bonus equal to 5% of your Bonus Base, but we will add that bonus to your RGLB amount on your Account Anniversary (prior to calculating your new GLB Base or Lifetime Income Base). In this way, your withdrawals under the WB Plan will be larger in the later years than they would have been without the Plus 5 Program. Each time we add a bonus to the RGLB amount, we will also recalculate your GLB Base and Lifetime Income Base as described below.

After the addition of any bonus, your new GLB Base will be the greater of:

●	your GLB Base prior to the addition of the amount of any bonus, and

●	your RGLB amount after the addition of any applicable bonus.

If your age is within our age limitations, we will calculate a new Lifetime Income Base. Your new Lifetime Income Base will be equal to the greater of:

●	your Lifetime Income Base prior to the addition of the bonus amount, and

●	the lesser of:

●	your RGLB amount after the addition of the bonus amount, and

●	your previous Lifetime Income Base plus the addition of any bonus amount.

While you are participating in the AB Plan during the Plus 5 Period, any bonuses that apply to your Contract will only accumulate and will not increase your GLB amount or any guarantee payments you receive under the AB Plan. However, for each Account Year that you do not take a withdrawal during the Plus 5 Period, the bonus will be calculated and added to the existing accrued bonus amount. Before taking a withdrawal during the Plus 5 Period, you should carefully consider the negative effect this will have on your Plus 5 bonuses.

When and if you elect to participate in the WB Plan, your RGLB amount is set equal to your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan. Your accrued bonus amount will then be set at zero. Any future bonus amounts, if applicable, while you are participating in the WB Plan, will be added each year, as described above.

Bonuses under the Plus 5 Program do not increase your Account Value; you can benefit from any such bonus only if you choose the WB Plan.

Cost of Secured Returns for Life Plus

Unlike other Contract charges, the charge for Secured Returns for Life Plus will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value” in the prospectus to which this Appendix is attached. Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life Plus is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.125%. (See Example 18 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. The maximum charge you can pay for Secured Returns for Life Plus in any one Account Year is equal to 0.50% of the highest Account Value at any point in that Account Year.

We will continue to deduct this charge until:

●	you annuitize or

●	under the provisions of Secured Returns for Life Plus:

●	your Benefit matures;

●	your Benefit is revoked (see “Revocation of Secured Returns for Life Plus” in this Appendix); or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge, until the 7th Account Anniversary. (See “Cancellation of Secured Returns for Life Plus” in this Appendix.)

Withdrawals Under Secured Returns for Life Plus

All withdrawals under Secured Returns for Life Plus are subject to withdrawal charges if they are in excess of your annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached) In addition, any withdrawals you take under Secured Returns for Life Plus may reduce the value of your Benefit under the rider. Such withdrawals affect your Benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount of the withdrawal.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your Benefit under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your Benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

You should be aware that, if your Account Value is less than the amount of your Benefit at the time a withdrawal is taken, your GLB amount will be reduced by an amount equal to or more than the amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

We will also proportionally reduce your Bonus Base and any accrued bonuses using a similar calculation. (See Example 3 in this Appendix.) However, as discussed in detail in this Appendix under “Plus 5 Program,” even though the Bonus Base and accrued bonuses are calculated while you are in the AB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of the withdrawal, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. You should be aware that, if you withdraw more than your Maximum WB Amount at time when your Account Value is less than the amount of your Benefit, your RGLB amount will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

●	your previous RGLB amount, reduced by the amount of the withdrawal, and
●	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

●	your previous GLB Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and
●	your Account Value after the withdrawal.

Your new Bonus Base will be the lesser of:

●	your previous Bonus Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and
●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your Benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of such withdrawals, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

●	your previous Lifetime Income Base reduced by the amount of the withdrawal in excess of the Maximum WB for Life Amount, and
●	the Account Value after the withdrawal.

Your new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

●
A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce or even terminate your Secured Returns for Life Plus Benefits, including reducing your Account Value to zero and thereby terminating your Contract without value.

●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will terminate and your Contract will terminate without value.

●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until you die. In that case, after your death, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero; or

(2)	You (or your beneficiary if you have died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 5 through 7 and Examples 11 and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your Account Value is greater than zero on the Maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the Maximum Annuity Commencement Date you may elect to:

●	annuitize the Contract as described under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached;

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until a Participant dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the death benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we may automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain. Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

Cancellation of Secured Returns for Life Plus

Transfers among the Designated Funds are permitted as described in the prospectus to which this Appendix is attached under “Transfer Privilege.” If, however, you transfer some or all of your Account Value out of the Designated Funds, the Secured Returns for Life Plus benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life Plus benefits will be cancelled. A change of ownership of the Contract may also cancel Secured Returns for Life Plus.

Once Secured Returns for Life Plus has been cancelled, it cannot be reinstated. After cancellation of the benefits, you will continue to pay the annual charge for Secured Returns for Life Plus until your 7th Account Anniversary.

Revocation of Secured Returns for Life Plus

Anytime after your 7th Account Anniversary, you may revoke Secured Returns for Life Plus. Once revoked, Secured Returns for Life Plus may not be reinstated. After Secured Returns for Life Plus has been revoked, all benefits and charges will end.

Step-Up

On or after your first Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your first Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the first or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your GLB amount and Bonus Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB amount, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your Bonus Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB Base and greater than the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefits under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Plus charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefits under the AB Plan will change. After you make a step-up election, your benefits under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Example 4 in this Appendix.) Accrued bonus amounts after step-up under the AB Plan will be equal to the greater of:

●	the accrued bonus amount before step-up less the difference between the GLB amount after and before step-up, and

●	zero.

Thus, a step-up while the AB Plan is in effect will cause a reduction in the amount of any accrued bonuses.

Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life Plus fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth in this Appendix under “Cost of Secured Returns for Life Plus.” If we are no longer issuing new Contracts with the Secured Returns for Life Plus Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your Maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 8 in this Appendix.)

If your Benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described in this Appendix under “Guaranteed Minimum Withdrawal Benefit (‘WB’) Plan”. (See Example 16 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, any subsequent Purchase Payment will increase, by the full amount of the payment, the RGLB amount, the GLB Base, the Bonus Base, and the Lifetime Income Base, if applicable. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount and the Bonus Base under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2010, and elected to step-up your Contract on October 1, 2015. Under the AB Plan that you have elected, your Benefit matures on October 1, 2025. For any subsequent Purchase Payments you make into this Contract, your GLB amount and your Bonus Base would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount and the Bonus Base
1	10/02/15 – 10/01/16	100%
2	10/02/16 – 10/01/17	100%
3	10/02/17 – 10/01/18	85%
4	10/02/18 – 10/01/19	85%
5	10/02/19 – 10/01/20	85%
6	10/02/20 – 10/01/21	70%
7	10/02/21 – 10/01/22	70%
8	10/02/22 – 10/01/23	70%
9	10/02/23 – 10/01/24	60%
10	10/02/24 – 10/01/25	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2020 would be guaranteed, whereas 85% of a subsequent Purchase Payment made on October 1, 2020 would be guaranteed. It may be to your disadvantage to make any such Purchase Payments that increase the GLB amount by less that 100% of the payment.

Refund of Secured Returns for Life Plus Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life Plus (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life Plus charges will be made if you change from the AB Plan to the WB Plan.

Death of Participant Under the AB Plan

If any Participant dies while participating in the AB Plan, all benefits and charges under Secured Returns for Life Plus will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, the surviving spouse has three options under the Contract.

(1)
The spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)
The surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the Maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

(3)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original Contract (assuming that the rider is available to new Participants at the time of election and the surviving spouse meets certain eligibility requirements) and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount and the Bonus Base will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:

●	the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or

●	the Account Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan election.

If the Contract is not continued by the surviving spouse following a Participant’s death while participating in the AB Plan, the Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Death of Participant Under the WB Plan

If any Participant dies while participating in the WB Plan, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If the surviving spouse is the sole Beneficiary and elects to continue the Contract, the spouse has two additional options under the Contract:

(1)
The surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to the spouse. All other benefits under the WB Plan will continue, for the surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

(2)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus benefit on the original contract (subject to the terms and conditions described above under “Death of Participant Under the AB Plan”) and, thus, be eligible to receive lifetime withdrawal benefits.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns for Life Plus. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, Lifetime Income Base, or Bonus Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, Bonus Base, or all of these amounts, per the terms of the rider regarding Excess Withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount, Bonus Base and any accrued bonus amounts proportionally (see “Withdrawals Under Secured Returns for Life Plus” in this Appendix).

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU ELECTED SECURED RETURNS FOR LIFE PLUS ON JANUARY 1, 2007 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $50,000 ($5,000 per year for ten years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $88,000. Since your Account Value is less than your GLB amount by $12,000, an amount equal to $12,000 will be deposited into your Contract ($100,000 - $88,000).

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments; Refund Applies.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on May 20, 2009, you make a Purchase Payment of $80,000. Since you are in your third Account Year, your GLB amount is increased by 85% of this Purchase Payment. Therefore, your new GLB amount is $168,000 (old GLB amount of $100,000 plus 85% of $80,000). Your new Bonus Base is also $168,000 (old Bonus Base of $100,000 plus 85% of $80,000). Your accrued bonus amount remains at $10,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $18,400, which equals $8,400 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $168,000.

●
Assume that you remain in the AB Plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $77,200 ($5,000 per year for two years plus $8,400 per year for eight years). Since your rider “matured” in the AB Plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $200,000. Assume that the total rider charges you paid were $8,375.

●
Because your Account Value is greater than your GLB amount ($200,000 vs. $168,000), your Contract will be credited with an amount equal to the rider charges you have paid ($8,375), increasing your Account Value to $208,375.

EXAMPLE 3: Withdrawals under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750.

●
Assume that you take no more withdrawals in your third Account Year. Therefore, on January 1, 2010, your GLB amount remains at $87,500, and your Bonus Base also remains at $87,500. Since you made a withdrawal in your third Account Year, you do not accrue a bonus amount in that Account Year. Therefore, your accrued bonus amount remains at $8,750.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $13,125, which equals $4,375 (5% of the Bonus Base) plus your previous accrued bonus amount of $8,750. Since no withdrawals were been taken, your GLB amount and your Bonus Base both remain at $87,500.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you take no more withdrawals from your contract. Your accrued bonus amount is $39,375 ($8,750 total for the first two years plus $4,375 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $80,000. Since your Account Value is less than your GLB amount by $7,500, an amount equal to $7,500 will be deposited into your Contract ($87,500 - $80,000).

EXAMPLE 4: Step-up elected under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 1, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 1, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2020. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $41,300 ($5,900 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2020 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2009, you celebrate your 59th birthday. On January 1, 2010:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your RGLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the RGLB amount on your first Account Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount. Therefore you will continue to receive $3,400 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $5,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $4,000:

●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2010:

●	Your RGLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base].
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].
●	Your Bonus Base, increased by the subsequent Purchase Payment, is $150,000.

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2030:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000. Therefore, you will continue to receive $6,000 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $7,500 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 7: Withdrawals under WB Plan Exceeding Maximum WB Amount.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2007. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take a withdrawal of $6,000, your Account Value is $92,000:

●	Your RGLB amount is reduced to $92,000 [the lesser of (1) your current RGLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base].
●	Your Bonus Base is reduced to $92,000 [the lesser of (1) your current Bonus Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your RGLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

●	Assume your fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2020:

●	Your Account Value is $1,457.
●	Your RGLB amount is $1,457 [the lesser of (1) your current RGLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 – ($6,000 - $380)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB Amount equals $73 [5% of your new GLB Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your RGLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your RGLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your RGLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 8: Step-up elected under WB Plan.

●
Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2009:

●	Your Account Value is $103,184.
●	Your RGLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

Because your Account Value is greater than your RGLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2010*:

●	Your Account Value is $103,184.
●	Your RGLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
●	Your Bonus Base is $103,184.

*
Note: Assume instead that you elected to step-up sometime in 2010 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount of $5,159 would apply so that you could withdraw an additional $159 during the remainder of 2010 without exceeding your maximum amounts.

EXAMPLE 9: WB election at issue; withdrawals not taken immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,500 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $110,000 - $5,500, or $104,500. Your GLB Base will remain at $110,000, so your Maximum WB Amount will remain at 5% of $110,000, or $5,500. Your LIB will also remain at $110,000, so your Maximum WB for Life Amount will remain at 5% of $110,000, or $5,500.

●
Assume that you remain alive and that you continue to make withdrawals of $5,500 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your LIB is still $110,000. Therefore, you can continue to receive $5,500 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 10: WB election at issue; subsequent Purchase Payments made; withdrawals not taken immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you make a Purchase Payment of $60,000 in your second Account Year. Your RGLB amount, GLB Base, LIB, and Bonus Base are all increased by the amount of the Purchase Payment. Therefore, your RGLB amount, GLB Base, and LIB are all now equal to $105,000 plus $60,000 = $165,000. Your Bonus Base is now equal to $100,000 plus $60,000 = $160,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $8,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $173,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $165,000, and
(ii)	your new RGLB amount of $173,000.
Therefore, your GLB Base is now $173,000, and your new Maximum WB Amount is 5% of $173,000, or $8,650.
Your LIB will now become the greater of:
(i)	your old LIB of $165,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $173,000, and
(b)	your old LIB of $165,000 plus the bonus amount of $8,000.
Therefore, your LIB is now $173,000, and your new Maximum WB for Life Amount is 5% of $173,000, or $8,650. Your Bonus Base remains at $160,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $8,650 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $173,000 - $8,650, or $164,350. Your GLB Base will remain at $173,000, so your Maximum WB Amount will remain at 5% of $173,000, or $8,650. Your LIB will also remain at $173,000, so your Maximum WB for Life Amount will remain at 5% of $173,000, or $8,650. Your Bonus Base will remain at $160,000.

●
Assume that you remain alive and that you continue to make withdrawals of $8,650 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $173,000. Therefore, you can continue to receive $8,650 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 11: WB election at issue; withdrawals taken.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,250 in your second Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $105,000 - $5,250, or $99,750. Your GLB Base will remain at $105,000, so your Maximum WB Amount will remain at 5% of $105,000, or $5,250. Your LIB will also remain at $105,000, so your Maximum WB for Life Amount will remain at 5% of $105,000, or $5,250. Since your withdrawal did not exceed your Maximum WB Amount, your Bonus Base will remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $104,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $104,750.
Therefore, your GLB Base remains at $105,000, and your Maximum WB Amount remains at 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $104,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB remains at $105,000, and your Maximum WB for Life Amount remains at 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $109,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $109,750.
Therefore, your GLB Base is now $109,750, and your new Maximum WB Amount is 5% of $109,750, or $5,487.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $109,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $109,750, and your new Maximum WB for Life Amount is 5% of $109,750, or $5,487. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,487 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $5,487 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $109,750. Therefore, you can continue to receive $5,487 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 12: WB election at issue; Excess Withdrawal taken.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal of $6,000 in your second Account Year. This withdrawal exceeds both your Maximum WB Amount and your Maximum WB for Life Amount of $5,250. Assume that your Account Value equals $90,000 after you make this withdrawal. Your RGLB amount will be reduced to the lesser of:

(i)	your old RGLB amount of $105,000 minus the $6,000 withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new RGLB amount is $90,000.
Your GLB Base will be reduced to the lesser of:
(i)	your old GLB Base of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new GLB Base is $90,000. Your new Maximum WB Amount is 5% of $90,000, or $4,500.
Your Bonus Base will be reduced to the lesser of:
(i)	your old Bonus Base of $100,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new Bonus Base is $90,000.
Your LIB will be reduced to the lesser of:
(i)	your old LIB of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new LIB is $90,000. Your new Maximum WB for Life Amount is 5% of $90,000, or $4,500.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $94,500. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $90,000, and
(ii)	your new RGLB amount of $94,500.
Therefore, your GLB Base is now $94,500, and your new Maximum WB Amount is 5% of $94,500, or $4,725.
Your LIB will now become the greater of:
(i)	your old LIB of $90,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $94,500, and
(b)	your old LIB of $90,000 plus the bonus amount of $4,500.
Therefore, your LIB is now $94,500, and your new Maximum WB for Life Amount is 5% of $94,500, or $4,725. Your Bonus Base remains at $90,000.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $99,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $94,500, and
(ii)	your new RGLB amount of $99,000.
Therefore, your GLB Base is now $99,000, and your new Maximum WB Amount is 5% of $99,000, or $4,950.
Your LIB will now become the greater of:
(i)	your old LIB of $94,500, and
(ii)	the lesser of:
(a)	your new RGLB amount of $99,000, and
(b)	your old LIB of $94,500 plus the bonus amount of $4,500.
Therefore, your LIB is now $99,000, and your new Maximum WB for Life Amount is 5% of $99,000, or $4,950. Your Bonus Base remains at $90,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $4,950 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $4,950 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $99,000. Therefore, you can continue to receive $4,950 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 13: WB election at issue; withdrawals not taken immediately; Step-up elected.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $115,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $110,000, and
(ii)	your new RGLB amount of $115,000.
Therefore, your GLB Base is now $115,000, and your new Maximum WB Amount is 5% of $115,000, or $5,750.
Your LIB will now become the greater of
(i)	your old LIB of $115,000, and:
(ii)	the lesser of:
(a)	your new RGLB amount of $115,000, and
(b)	your old LIB of $110,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $115,000, and your new Maximum WB for Life Amount is 5% of $115,000, or $5,750. Your Bonus Base remains at $100,000.

●
Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than both the GLB Base and the LIB, you may step up your WB plan guarantees. Assume that you do elect to step up. Your RGLB amount, your GLB Base, your LIB and your Bonus Base are all now equal to $118,000. Your new Maximum WB Amount is 5% of $118,000, or $5,900. Your new Maximum WB for Life Amount is 5% of $118,000, or $5,900.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $123,900. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $118,000, and
(ii)	your new RGLB amount of $123,900.
Therefore, your GLB Base is now $123,900, and your new Maximum WB Amount is 5% of $123,900, or $6,195.
Your LIB will now become the greater of:
(i)	your old LIB of $118,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $123,900, and
(b)	your old LIB of $118,000 plus the bonus amount of $5,900.
Therefore, your LIB is now $123,900, and your new Maximum WB for Life Amount is 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,195 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $123,900 - $6,195, or $117,705. Your GLB Base will remain at $123,900, so your Maximum WB Amount will remain at 5% of $123,900, or $6,195. Your LIB will also remain at $123,900, so your Maximum WB for Life Amount will remain at 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,195 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $123,900. Therefore, you can continue to receive $6,195 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 14: Switch from AB to WB; No withdrawals under the AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that while you are in your fourth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $100,000 plus your accrued bonus amount of $15,000, for a total of $115,000. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $115,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,750. Your Maximum WB for Life Amount equals 5% of your LIB, or $5,750. Your Bonus Base remains at $100,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $120,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $115,000, and
(ii)	your new RGLB amount of $120,000.
Therefore, your GLB Base is now $120,000, and your new Maximum WB Amount is 5% of $120,000, or $6,000.
Your LIB will now become the greater of:
(i)	your old LIB of $115,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $120,000, and
(b)	your old LIB of $115,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $120,000, and your new Maximum WB for Life Amount is 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,000 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $120,000 - $6,000, or $114,000. Your GLB Base will remain at $120,000, so your Maximum WB Amount will remain at 5% of $120,000, or $6,000. Your LIB will also remain at $120,000, so your Maximum WB for Life Amount will remain at 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,000 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $120,000. Therefore, you can continue to receive $6,000 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 15: Switch from AB to WB; Withdrawals under the AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750

●
Assume that while you are in your fourth Account Year, you switch to the WB plan. Your RGLB amount is now equal to your old GLB amount of $87,500 plus your accrued bonus amount of $8,750, for a total of $96,250. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $96,250. Your Maximum WB Amount equals 5% of your GLB Base, or $4,812. Your Maximum WB for Life Amount equals 5% of your LIB, or $4,812. Your Bonus Base remains at $87,500. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,375, which equals 5% of the Bonus Base. Your new RGLB amount is now $100,625. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $96,250, and
(ii)	your new RGLB amount of $100,625.
Therefore, your GLB Base is now $100,625, and your new Maximum WB Amount is 5% of $100,625, or $5,031.
Your LIB will now become the greater of:
(i)	your old LIB of $96,250, and
(ii)	the lesser of:
(a)	your new RGLB amount of $100,625, and
(b)	your old LIB of $96,250 plus the bonus amount of $4,375.
Therefore, your LIB is now $100,625, and your new Maximum WB for Life Amount is 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,031 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $100,625 - $5,031, or $95,594. Your GLB Base will remain at $100,625, so your Maximum WB Amount will remain at 5% of $100,625, or $5,031. Your LIB will also remain at $100,625, so your Maximum WB for Life Amount will remain at 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

●
Assume that you remain alive and that you continue to make withdrawals of $5,031 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $100,625. Therefore, you can continue to receive $5,031 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 16: Switch from AB to WB; Step-up while in AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●
Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $118,000 plus your accrued bonus amount of $5,900, for a total of $123,900. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $123,900. Your Maximum WB Amount equals 5% of your GLB Base, or $6,195. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,195. Your Bonus Base remains at $118,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $129,800. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $123,900, and
(ii)	your new RGLB amount of $129,800.
Therefore, your GLB Base is now $129,800, and your new Maximum WB Amount is 5% of $129,800, or $6,490.
Your LIB will now become the greater of:
(i)	your old LIB of $123,900, and
(ii)	the lesser of:
(a)	your new RGLB amount of $129,800, and
(b)	your old LIB of $123,900 plus the bonus amount of $5,900.
Therefore, your LIB is now $129,800, and your new Maximum WB for Life Amount is 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,490 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $129,800 - $6,490, or $123,310. Your GLB Base will remain at $129,800, so your Maximum WB Amount will remain at 5% of $129,800, or $6,490. Your LIB will also remain at $129,800, so your Maximum WB for Life Amount will remain at 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,490 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $129,800. Therefore, you can continue to receive $6,490 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if Account Value drops to zero, the Contract terminates.

EXAMPLE 17: Switch from AB to WB; Step-up while in AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 2, 2010 your Account Value is $112,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $112,000. Assume that you do elect to step up. Your GLB amount is now equal to $112,000. Also, your Bonus Base is now equal to $112,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $112,000 is less than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, less your new GLB amount of $112,000. Therefore, your new accrued bonus amount is $3,000.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $8,600, which equals $5,600 (5% of the Bonus Base) plus your previous accrued bonus amount of $3,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $112,000.

●
Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $112,000 plus your accrued bonus amount of $8,600, for a total of $120,600. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $120,600. Your Maximum WB Amount equals 5% of your GLB Base, or $6,030. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,030. Your Bonus Base remains at $112,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,600, which equals 5% of the Bonus Base. Your new RGLB amount is now $126,200. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $120,600, and
(ii)	your new RGLB amount of $126,200.
Therefore, your GLB Base is now $126,200, and your new Maximum WB Amount is 5% of $126,200, or $6,310.
Your LIB will now become the greater of:
(i)	your old LIB of $120,600, and
(ii)	the lesser of:
(a)	your new RGLB amount of $126,200, and
(b)	your old LIB of $120,600 plus the bonus amount of $5,600.
Therefore, your LIB is now $126,200, and your new Maximum WB for Life Amount is 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,310 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $126,200 - $6,310, or $119,890. Your GLB Base will remain at $126,200, so your Maximum WB Amount will remain at 5% of $126,200, or $6,310. Your LIB will also remain at $126,200, so your Maximum WB for Life Amount will remain at 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,310 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $126,200. Therefore, you can continue to receive $6,310 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if the Account Value drops to zero, the Contract terminates.

EXAMPLE 18: Calculation of Explicit Rider Charges.

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Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $101,196.79. The charge deducted on March 31, 2007 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2007 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $102,307.23. The fee deducted on June 30, 2007 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2007 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $103,443.69. The fee deducted on September 30, 2007 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2007 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2017. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life Plus charges that have been made. Note that if Secured Returns for Life Plus was revoked or cancelled before the maturity date for your Benefit of January 1, 2017, then no Secured Returns for Life Plus credit will be made to your Account.

EXAMPLE 19: One Year Step-up elected under AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your Guaranteed Living Benefit amount (“GLB amount”) at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 1, 2008 your Account Value is $118,000. Since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan Maturity Date is now January 1, 2018. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $5,000, your new accrued bonus amount is set equal to $0.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2018. Assume that you have taken no withdrawals since your Contract was issued. Your accrued bonus amount is $53,100 ($5,900 per year for nine years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2018 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

APPENDIX J -
RETIREMENT INCOME ESCALATORSM

The optional living benefit known as Retirement Income Escalator (“RIE” or “the rider”) was available for all Contracts purchased on or after May 5, 2008 and prior to October 20, 2008 and certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in RIE. RIE is no longer available for sale on new Contracts.

RIE provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE, the larger the guaranteed annual income amount. To describe how RIE works, we use the following definitions:

RIE Coverage Date:	Your Issue Date if you are at least age 59½ at issue; otherwise, the first Account Anniversary after you attain age 59½.

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Lifetime Withdrawal Percentage:
The percentage used to calculate your Annual Withdrawal Amount. The percentage will be 5%, 6%, or 7% depending upon your age on your first withdrawal under the Contract after your RIE Coverage Date. Once determined, the percentage is set for the life of your RIE.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE Fee” (see “Cost of RIE”).

RIE Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” your RIE (described below) during the RIE Bonus Period, the RIE Bonus Period is extended to ten years from the date of the step-up.

Bonus Base:
The amount on which bonuses are calculated. The Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE Coverage Date or any excess withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE”).

You and Your:
The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under RIE with Single-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest annuitant.

Upon annuitization, RIE and any elected optional death benefit automatically terminate.

RIE allows you to withdraw a guaranteed amount of money each year, beginning on your RIE Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under RIE continues regardless of the investment performance of a Designated Fund, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is 5%, 6% or 7% of your Withdrawal Benefit Base, depending upon your age on the date of your first withdrawal after your RIE Coverage Date.

In addition, if you make no withdrawals in an Account Year during your RIE Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your Bonus Base. The RIE Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE” in this Appendix), provided that the step-up occurs prior to the conclusion of the current 10-year period.

If you are participating in RIE, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in RIE, all of your Account Value must be invested in a Designated Fund at all times during the term of RIE. (The “term” of RIE is for life, unless your Withdrawal Benefit Base is reduced to zero or your RIE is terminated or cancelled as described in this Appendix under “Cancellation of RIE,” “Depleting Your Account Value,” and “Annuitization Under RIE.”) See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Under RIE, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE with Single-Life Coverage,” and “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	decreased following any withdrawals you take prior to your RIE Coverage Date;

●	decreased following any withdrawals you take after your RIE Coverage Date, if such withdrawal is in excess of the Annual Withdrawal Amount at the time of the withdrawal;

●	increased by any applicable bonuses;

●	increased by any step-ups as described under “Step-Up Under RIE”; and

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is calculated when you make your first withdrawal after your RIE Coverage Date. It is a set percentage of your Withdrawal Benefit Base. This percentage, known as the Lifetime Withdrawal Percentage, is determined based upon your age at that time, as follows:

Your Age on the Date of the First Withdrawal After Your RIE Coverage Date*	Lifetime Withdrawal Percentage
59½ - 69	5%
70 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Therefore, if your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by excess withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE Works

Each Account Year, beginning on your RIE Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the RIE Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your Bonus Base, thereby increasing your Annual Withdrawal Amount. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under RIE.” Note also that investing in any Fund, other than a Designated Fund, will cancel RIE, as described in this Appendix under “Cancellation of RIE.”

Here is an example of how RIE works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59½ prior to your Issue Date, your RIE Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the RIE Bonus Period, your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a RIE Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE Bonus Period, you will still be eligible to take your Annual Withdrawal Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 7% bonus each year. (For convenience, assume that the investment performance on your underlying investments remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0

Assume you take your first withdrawal when you are age 66 in Account Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you decide to defer taking a withdrawal. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base. Your new Annual Withdrawal Amount will be set equal to 5% of your new Withdrawal Benefit Base, as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the Bonus Period, as your RIE Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount due to the bonus and the potential for step-ups. Therefore, not taking income in one or more years will mean that the Participant will take income in fewer years, but will be entitled to more income in those years.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

In general the Company’s risk is greater when the Participant takes the Annual Withdrawal Amount each year beginning on the RIE Coverage Date.

Withdrawals Under RIE

Withdrawals After the RIE Coverage Date

Starting on your RIE Coverage Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached);

●	your yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix); and

●	your Annual Withdrawal Amount.

Above is an example of withdrawals taken after your RIE Coverage Date. Because they do not exceed your Annual Withdrawal Amount, the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. Because the withdrawals in the example do not exceed your free withdrawal amount permitted under this Contract, your Required Minimum Distribution Amount, or your Annual Withdrawal Amount, they are not subject to any withdrawal charges. If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take a withdrawal that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if higher), your Withdrawal Benefit Base and your Bonus Base will be reduced proportionately by the excess amount of the withdrawal. In other words, after an “excess withdrawal,” your Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new Bonus Base =	A x	(	C	)
D - E

Your new Withdrawal Benefit Base =	B x	(	C	)
D - E

Where:
	A =	Your Bonus Base immediately prior to the excess withdrawal.

	B =	Your Withdrawal Benefit Base immediately prior to the excess withdrawal.

	C =	Your Account Value immediately after the excess withdrawal.

	D =	Your Account Value immediately prior to the excess withdrawal.

	E =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	125,000	x	121,000 – 6,000
				121,000 – (8,000 – 4,000)

	=	125,000	x	115,000
				117,000

	=	125,000	x	0.98291

	=	122,863

Your new Withdrawal
Benefit Base	=	160,000	x	121,000 – 6,000
				121,000 – (8,000 – 4,000)

	=	160,000	x	115,000
				117,000

	=	160,000	x	0.98291

	=	157,265

Going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an excess withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your Bonus Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, excess withdrawals taken in a down market could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

Withdrawals Prior to the RIE Coverage Date (Early Withdrawals)

Withdrawals taken prior to your RIE Coverage Date are subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. In addition, all withdrawals taken prior to your RIE Coverage Date, including any “free withdrawal amounts,” will be treated as “early withdrawals” and your Bonus Base and your Withdrawal Benefit Base will be reduced proportionately to the amount of the withdrawal. In other words, your Bonus Base and your Withdrawal Benefit Base will be reduced by the following formulas:

Your new Bonus Base =	W x	(	Y	)
Z

Your new Withdrawal Benefit Base =	X x	(	Y	)
Z

Where:
	W =	Your Bonus Base immediately prior to the early withdrawal.

	X =	Your Withdrawal Benefit Base immediately prior to the early withdrawal.

	Y =	Your Account Value immediately after the early withdrawal.

	Z =	Your Account Value immediately prior to the early withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the number shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each year in which you do not take a withdrawal. Your RIE Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59½). Any withdrawals, including any “free withdrawal amount,” you take prior to that time will be “early withdrawals.”

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59½), this is an early withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base		Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000		$0	0
2	$100,000	$107,000	$100,000		$0	0
3	$125,000	$125,000	$125,000		$0	0
4	$125,000	$133,750	$125,000		$0	0
5	$125,000	$142,500	$125,000		$0	0
6	$125,000	$151,250	$125,000		$0	0
7	$125,000	$160,000	$125,000		$0	$10,000

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base		=	125,000	x	125,000 – 10,000
					125,000

		=	125,000	x	115,000
					125,000

		=	125,000	x	0.92000

		=	115,000

Your new Withdrawal
Benefit Base		=	160,000	x	125,000 –10,000
					125,000

		=	160,000	x	115,000
					125,000

		=	160,000	x	0.92000

		=	147,200

Your Annual Withdrawal Amount will still be $0 because your have not reached your RIE Coverage Date.

You should be aware that early withdrawals could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your RIE, any withdrawal before you reach age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Withdrawal Benefit Base will also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with RIE, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will therefore end, but your RIE will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE

If you elected RIE, we deduct a quarterly fee from your Account Value (“RIE Fee”). The RIE Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.1875% of your Withdrawal Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2375% for joint-life coverage). The maximum RIE Fee you can pay in any one Account Year is equal to 0.75% of the highest Withdrawal Benefit Base at any point in that Account Year, if you elected single-life coverage (0.95% for joint-life coverage).

Your RIE Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE Fee.

●	If you make a withdrawal before your RIE Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE Fee.

The investment performance of the Designated Funds will not affect your RIE Fee during an Account Year. However, as explained in this Appendix under “Step-Up Under RIE,” favorable investment performance may cause the Withdrawal Benefit Base to increase on an Account Anniversary. That would also increase your RIE Fee.

We will continue to deduct the RIE Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE is terminated or cancelled as described under “Cancellation of RIE” in this Appendix.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the RIE Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under RIE

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your Bonus Base each to equal your Account Value, provided that certain requirements are satisfied. First, you must meet certain eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●	Your Account Value must be greater than your current Withdrawal Benefit Base, adjusted for any 7% bonus increases.

Note that we have reserved the right to add another requirement for eligibility. We have reserved the right to only allow step-ups if your money is invested in a Fund that is a Designated Fund for newly issued contracts. (See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.)

If you satisfy the eligibility requirements, then we consider whether market conditions have caused us to increase the percentage used to calculate the RIE Fee on newly issued Contracts. If we are no longer issuing Contracts with the RIE rider then the percentage we use to calculate your RIE Fee will be set based upon current market conditions at that time.

Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●	If we have not had to increase the percentage as described above, the percentage we use to calculate your RIE fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base.

●
If we have had to increase the percentage as described above, we offer you the opportunity to step-up at the higher percentage. In this case, your prior written consent is required to accept the higher percentage used to calculate your RIE Fee and step-up your Withdrawal Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your RIE will also be suspended. You may thereafter submit an election form to us, however, to consent to the higher percentage and reactivate subsequent automatic step-ups.

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under RIE:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

Joint-Life Coverage

On the Issue Date, you had the option of electing RIE with single-life coverage or, for a higher RIE Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while RIE is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE is in effect. Whereas single-life coverage provides annual withdrawals under RIE only until any Participant dies, joint-life coverage provides annual withdrawals under RIE for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, (including RIE) ends. To take annual withdrawals under RIE’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.)See also “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

If you elected joint-life coverage, the RIE Coverage Date will be your Issue Date if the younger spouse is at least age 59½ on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59½ if the younger spouse is less than age 59½ on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, “early withdrawals” will be determined based upon this definition of your RIE Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE Coverage Date, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE Coverage Date	Lifetime Withdrawal Percentage
59½ - 69	5%
70 - 79	6%
80 - or older	7%

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as RIE is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE

Should you decide that RIE is no longer appropriate for you, you may cancel RIE at any time. Upon cancellation, all benefits and charges under RIE shall cease. Once cancelled, RIE cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” RIE will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel your benefits under RIE.

Death of Participant Under RIE with Single-Life Coverage

If you selected single-life coverage, RIE terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE rider on the original Contract (assuming that at the time of election RIE is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:
●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount; and

●	the new RIE Fee will be set by us based on market conditions at the time and may be higher than the current RIE Fee.

Death of Participant Under RIE with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in RIE, the provisions of the section in this Appendix titled “Death of Participant Under RIE with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the RIE Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

●	the Withdrawal Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE” in this Appendix);

●
if withdrawals under RIE have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE Coverage Date;

●	if withdrawals under RIE have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

●	the RIE Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE

Under the terms of RIE, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Withdrawal Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as RIE. When you elect to participate in the Retirement Income Escalator Benefit, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the RIE Benefit, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the RIE Benefit, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the RIE Benefit will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the Annual Withdrawal Amount, Withdrawal Benefit Base or Bonus Base per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Annual Withdrawal Amount. (See “Withdrawals under RIE” in this Appendix) Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

APPENDIX K -
Income ON Demand®

The optional living benefit known as Income ON Demand (“Income ON Demand” or “Benefit” or “the rider”) was available for all Contracts purchased on or after March 5, 2007 and prior to October 20, 2008 and for certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in Income ON Demand. Income ON Demand is no longer available for sale on new Contracts.

To describe how Income ON Demand works, we use the following definitions:

Income ON Demand Coverage Date:	Your Issue Date if you are at least age 55 at issue, otherwise the first Account Anniversary following your 55th birthday.

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary beginning on the Income ON Demand Coverage Date; it is equal to 5% of your Income Benefit Base on the date of crediting.

Stored Income Balance:	The amount you may withdraw at any time after age 59½ without reducing the Benefit.

Income Benefit Base:	The amount used to calculate your Annual Income Amount and your “Income ON Demand Fee” (see Cost of Income ON Demand”).

You and Your:
The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under Income ON Demand with Single-Life Coverage” and “Death of Participant Under Income ON Demand with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest annuitant.

Upon annuitization, Income ON Demand and any elected optional death benefit automatically terminate.

Income ON Demand allows you to withdraw a guaranteed amount each year, beginning at age 59½, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given year will be stored in the Stored Income Balance and can be withdrawn at any time in the future. The amount you can withdraw each year can be increased or decreased as described below under “Determining Your Stored Income Balance.”

In addition, if you make no withdrawals during the first 10 Account Years, regardless of your age on the Issue Date, we will credit to your Account Value an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. If you are participating in Income ON Demand, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under Income ON Demand with Single-Life Coverage” and “Death of Participant Under Income ON Demand with Joint-Life Coverage.”

To participate in Income ON Demand, all of your Account Value must be invested in a Designated Fund at all times during the term of Income ON Demand. (The term of Income ON Demand is for life, unless your Income Benefit Base is reduced to zero or Income ON Demand is terminated or cancelled as described in this Appendix under “Cancellation of Income ON Demand,” “Depleting Your Account Value,” and “Annuitization Under Income ON Demand.”) See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	decreased following any withdrawals you take prior to becoming age 59½;

●	decreased following any withdrawals you take after becoming age 59½, if such withdrawal is in excess of the Stored Income Balance at the time of the withdrawal;

●	increased by any step-ups as described under “Step-Up Under Income ON Demand” in this Appendix;

●
increased to the extent you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described in this Appendix under “How Income ON Demand Works”; and

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Stored Income Balance

On the Income ON Demand Coverage Date, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). After the initial Stored Income Balance has been set, your Stored Income Balance:

●	increases by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date,

●	increases on each Account Anniversary by the amount of your Annual Income Amount determined on that Anniversary,

●	decreases by the amount of any withdrawals you take, and

●	decreases by the amount you use in exercising your “one-time” option to increase your Income Benefit Base (described below under “How Income ON Demand Works”).

How Income ON Demand Works

Under the terms of Income ON Demand, you can take withdrawals up to the amount of your Stored Income Balance at any time, subject to the terms and conditions discussed below. If your Account Value is reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die. Although your Stored Income Balance will begin accumulating on the Income ON Demand Coverage Date, you may not begin withdrawing your Stored Income Balance until you are (or, for joint-life coverage, the younger spouse is) at least age 59½ without reducing your Income Benefit Base. You can continue to withdraw your Stored Income Balance until your Annuity Commencement Date.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total Income ON Demand Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under Income ON Demand” and “Tenth-Year Credit.” Note also that investing in any Fund, other than a Designated Fund, will cancel Income ON Demand as described under “Cancellation of Income ON Demand” in this Appendix.

Your Stored Income Balance can be used in two ways. You can withdraw all or a portion of your Stored Income Balance through partial withdrawals, or you can use all or a portion of your Stored Income Balance to effect a “one-time” increase of your Income Benefit Base.

Withdrawals from your Stored Income Balance can be taken at any time after age 59½ without affecting your Income Benefit Base. If, at any time after age 59½ and prior to your Annuity Commencement Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn, and
●	the withdrawal will not be subject to surrender charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. This option may be exercised only once and must occur prior to your Annuity Commencement Date and prior to the later of your tenth Account Anniversary and the Account Anniversary following your 65th birthday. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of Stored Income Balance used will be added to your Income Benefit Base; and

●	your Annual Income Amount will be reset on your next Account Anniversary to equal 5% of the then Income Benefit Base.

After you exercise this “one-time” option, your new Annual Income Amount will be added to your Stored Income Balance on each Account Anniversary, unless and until there is another occurrence (as noted in this section) that changes your Annual Income Amount.

Here is an example of how Income ON Demand works.

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in Income ON Demand. Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
1	$5,000	→	$5,000
2	$5,000	→	$10,000
3	$5,000	→	$15,000
4	$5,000	→	$20,000
5	$5,000	→	$25,000
6	$5,000	→	$30,000
7	$5,000	→	$35,000
8	$5,000	→	$40,000
9	$5,000	→	$45,000
10	$5,000	→	$50,000

Assume that, immediately prior to your tenth Account Anniversary, you decide to use the full amount of your Stored Income Balance ($50,000) to increase your Income Benefit Base. Your Income Benefit Base will be increased to $150,000. Your Annual Income Amount will be $7,500 (5% of your Income Benefit Base). Therefore $7,500 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
11	$7,500	→	$7,500
12	$7,500	→	$15,000
13	$7,500	→	$22,500
14	$7,500	→	$30,000
15	$7,500	→	$37,500

Assume instead that you decide to take a lump sum withdrawal of $50,000, thus depleting your Stored Income Balance. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$5,000	→	$5,000
12	$5,000	→	$10,000
13	$5,000	→	$15,000
14	$5,000	→	$20,000
15	$5,000	→	$25,000

Withdrawals Under Income ON Demand

Withdrawals After Age 59½

Starting at age 59½, you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. Withdrawals taken after you reach age 59½ are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract,

●	your Stored Income Balance, or

●	your yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Here is an example of a partial withdrawal that does not exceed your Stored Income Balance.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum withdrawal of $30,000 from the $50,000 in your Stored Income Balance, thus reducing your Stored Income Balance to $20,000. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount will remain at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$5,000	→	$25,000
12	$5,000	→	$30,000
13	$5,000	→	$35,000
14	$5,000	→	$40,000
15	$5,000	→	$45,000

Excess Withdrawals

If you take a withdrawal that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if higher), your Income Benefit Base will be reset to equal the lesser of:

●	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of a withdrawal that exceeds your Stored Income Balance, thus reducing future Annual Income Amounts even if the market has performed well.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum payment of $60,000 thus exceeding your Stored Income Balance of $50,000. Assume also that your Account Value immediately prior to the withdrawal is $120,000. Your Income Benefit Base will be reset to the lesser of (a) your old Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] or (b) your new Account Value after the withdrawal ($120,000 - $60,000 = $60,000) or $60,000. Your new Annual Income Amount will be $3,000 (5% of your Income Benefit Base). Therefore $3,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$3,000	→	$3,000
12	$3,000	→	$6,000
13	$3,000	→	$9,000
14	$3,000	→	$12,000
15	$3,000	→	$15,000

Excess withdrawals taken in a down market could even more severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of an excess withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value:

Using the facts of the preceding example, assume that your Account Value immediately prior to the withdrawal is $80,000. Your Income Benefit Base will be reset to equal the lesser of (a) your previous Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] and (b) your Account Value immediately after the withdrawal ($80,000 - $60,000 = $20,000) or $20,000. Your new Annual Income Amount will be $1,000 (5% of your Income Benefit Base). Therefore, only $1,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$1,000	→	$1,000
12	$1,000	→	$2,000
13	$1,000	→	$3,000
14	$1,000	→	$4,000
15	$1,000	→	$5,000

Withdrawals Prior to Age 59½ (Early Withdrawals)

All withdrawals taken before age 59½, including any “free withdrawal amounts,” will be considered “early withdrawals” and the Income Benefit Base will be reset to equal the lesser of:

●	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, withdrawals prior to age 59½ will also be subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early withdrawals could severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of an early withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in Income ON Demand. Your Income Benefit Base is set equal to your initial Purchase Payment on your Issue Date ($100,000), but benefits under Income ON Demand  do not begin to accrue until the first Account Anniversary after your 55th birthday (your Income ON Demand Coverage Date). Assume also that poor investment performance of your underlying funds has reduced your Account Value to $85,000 by the end of your second Account Year. At that time, you decide to withdraw $5,000, further reducing your Account Value to $80,000. Your Income Benefit Base will be reset to $80,000 which is the lesser of (1) your previous Income Benefit Base reduced by the amount of the withdrawal in excess of the Stored Income Balance ($100,000 - $5,000 = $95,000) and (2) your Account Value immediately after the withdrawal ($85,000 - $5,000 = $80,000). Assuming you take no additional withdrawals prior to your Income ON Demand Coverage Date, your Annual Income Amount will be $4,000 (5% of your Income Benefit Base).

Year	Income Benefit Base	Annual Income Amount		Stored Income Balance
	(beginning of Account Year)	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
1	$100,000	$0	→	$0
2	$100,000	$0	→	$0
3	$80,000	$0	→	$0
4	$80,000	$0	→	$0
5	$80,000	$0	→	$0
6	$80,000	$4,000	→	$4,000
7	$80,000	$4,000	→	$8,000
8	$80,000	$4,000	→	$12,000
9	$80,000	$4,000	→	$16,000
10	$80,000	$4,000	→	$20,000

In addition to reducing your benefits under Income ON Demand, any withdrawal before age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with Income ON Demand, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Income Benefit Base will not be reduced. Your Contract will therefore end, but Income ON Demand will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive annual payments. These payments will be equal to 5% of the amount of your Income Benefit Base, as determined on that day and increased (if you choose) by any remaining Stored Income Balance as described below. These payments will begin on the first Account Anniversary after your Account Value goes to zero and continue for as long as you live. If you elected joint-life coverage, the payments will continue until the death of both you and your spouse as described in this Appendix under “Death of Participant Under Income ON Demand with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	taking a lump sum withdrawal of your remaining Stored Income Balance,

(b)
using the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”), if you have not already exercised this one-time option as described in this Appendix under “How Income ON Demand Works,” or

(c)	using a combination of (a) and (b).

Because the Contract has ended, a lump sum withdrawal will not be subject to any withdrawal charges. You should be aware, however, that a lump sum withdrawal could be subject to certain state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of Income ON Demand

If you elected Income ON Demand, we will deduct a quarterly fee from your Account Value (“Income ON Demand Fee”). The Income ON Demand Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Income Benefit Base. This percentage rate will equal 0.1625% of your Income Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2125% for joint-life coverage). The maximum Income ON Demand Fee you can pay in any one Account Year is equal to 0.65% of the highest Income Benefit Base at any point in that Account Year, if you elected single-life coverage (0.85% for joint-life coverage).

Your Income ON Demand Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you take advantage of the one-time option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you make a withdrawal prior to age 59½ or a withdrawal in excess of your Stored Income Balance, you will decrease your Income Benefit Base and thus your Income ON Demand Fee.

The investment performance of the Designated Funds will not affect your Income ON Demand Fee during an Account Year. However, as stated in this Appendix under “Step-Up Under Income ON Demand,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary. That would also increase your Income ON Demand Fee.

We will continue to deduct the Income ON Demand Fee until you annuitize your Contract, your Account Value reduces to zero, or your Income ON Demand Benefit is cancelled as described under “Cancellation of Income ON Demand” in this Appendix.

Tenth-Year Credit

If you make no withdrawals during your first ten Account Years, on your tenth Account Anniversary, we will credit your Account Value with an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. Your Income Benefit Base will not change. This tenth-year credit will be allocated to the Designated Fund in which you are invested at the time.

Step-Up Under Income ON Demand

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your Account Value less your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Income ON Demand Coverage Date and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

If you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the Income ON Demand Fee on newly issued Contracts. If we are no longer issuing Contracts with the Income ON Demand rider then the percentage rate we use to calculate your Income ON Demand Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your Income ON Demand Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your Income ON Demand Fee and step-up Income ON Demand. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under Income ON Demand will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Joint-Life Coverage

On the Issue Date, you had the option of electing Income ON Demand with single-life coverage or, for a higher Income ON Demand Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while Income ON Demand is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while Income ON Demand is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under Income ON Demand with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Income On Demand Coverage Date will be your Issue Date if the younger spouse is at least age 55 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 55 if the younger spouse is less than age 55 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) On the Income On Demand Coverage Date, your Annual Income Amount will be calculated and begin accumulating. If withdrawals of the Stored Income Balance are taken before the date the younger spouse attains (or would have attained) age 59½, the withdrawal will be considered an “early withdrawal,” and the Income Benefit Base will be reduced.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, the Income ON Demand benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as Income ON Demand is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of Income ON Demand

Should you decide that Income ON Demand is no longer appropriate for you, you may cancel it at any time. Upon cancellation, all benefits and charges under Income ON Demand shall cease. Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” Income ON Demand will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel Income ON Demand.

Death of Participant Under Income ON Demand with Single-Life Coverage

If you selected single-life coverage, Income ON Demand terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new Income ON Demand Rider on the original Contract (assuming that, at the time of such election, Income ON Demand is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●	the new Income ON Demand Fee will be set by us based on market conditions at the time and may be higher than the current Income ON Demand Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

●	the new Stored Income Balance will be reset to zero.

Death of Participant Under Income ON Demand with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in Income ON Demand, the provisions of the section in this Appendix titled “Death of Participant Under Income ON Demand with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, Income ON Demand will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under Income ON Demand” in this Appendix);

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the Income ON Demand fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including Income ON Demand, terminates.

If you purchased joint life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under Income ON Demand

Under the terms of Income ON Demand, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater),

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Income ON Demand. When you elect to participate in Income ON Demand, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefits under Income ON Demand, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under Income ON Demand as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in Income ON Demand, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD Amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), we reserve the right, in our sole discretion, to reduce your Stored Income Balance and your Income Benefit Base, or both of these amounts, per the terms of the Income ON Demand Rider regarding excess withdrawals (see “Withdrawals Under Income ON Demand”), when a Yearly RMD Amount withdrawn from your Contract exceeds your Stored Income Balance. Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

APPENDIX L -
Income ON Demand® II

The optional living benefit known as Income ON Demand II (“IOD II” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II. IOD II is no longer available for sale on new Contracts.

To describe how IOD II works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to 5% of your Income Benefit Base on the date of crediting.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD II Fee” (see “Cost of IOD II”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under IOD II with Single-Life Coverage” and “Death of Participant Under IOD II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

Upon annuitization, IOD II and any elected optional death benefit automatically terminate.

IOD II allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given Account Year will remain in the Stored Income Balance and can be withdrawn at any time in the future.

If you are participating in IOD II, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II. (The term of IOD II is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II are terminated or cancelled as described in this Appendix under “Cancellation of IOD II,” “Depleting Your Account Value,” and “Annuitization Under IOD II.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are shown in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appedix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II with Single-Life Coverage” and “Death of Participant Under IOD II with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II” in this Appendix;

●
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Works” in this Appendix;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under “How IOD II Works”).

How IOD II Works

Under the terms of IOD II, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (5% of your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under IOD II.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II as described under “Cancellation of IOD II” in this Appendix.

Withdrawals Under IOD II

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	your Stored Income Balance; or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that, due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II, any withdrawal before age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to 5% of the amount of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II

If you elected IOD II, we will deduct a quarterly fee from your Account Value (“IOD II Fee”). The IOD II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.1625 % of your Fee Base on that day, if you elected single-life coverage (0.2125% for joint-life coverage). On an annual basis, the IOD II Fee is equal to 0.65% of your Fee Base if you elected single-life coverage (0.85% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Fee.

In addition, on your Account Anniversary, the IOD II Fee may also change if we increase the percentage used to calculate the IOD II Fee as described below under “Step-Up Under IOD II.”

The investment performance of the Designated Funds will not affect your IOD II Fee during an Account Year. However, as stated below under “Step-Up Under IOD II,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Fee.

We will continue to deduct the IOD II Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II are cancelled as described under “Cancellation of IOD II” in this Appendix.

Step-Up Under IOD II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II, then the percentage rate we use to calculate your IOD II Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Here are examples of how step-up works under a few different circumstances:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000
Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II with single-life coverage or, for a higher IOD II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will begin on your Issue Date if the younger spouse is at least age 50 on the Issue Date. Otherwise it will begin on the first Account Anniversary after the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II

Should you decide that IOD II is no longer appropriate for you, you may cancel IOD II at any time. Upon cancellation, all benefits and charges under IOD II shall cease. Once cancelled, IOD II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” IOD II will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change in ownership may also cancel your benefits under IOD II.

Death of Participant Under IOD II with Single-Life Coverage

If you elected single-life coverage, IOD II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●	the new percentage rate used to calculate the IOD II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

●	the new Stored Income Balance will be reset to zero.

Death of Participant Under IOD II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II, the provisions of the section titled “Death of Participant Under IOD II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II”);

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the percentage rate of the IOD II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II

Under the terms of IOD II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II. When you elect to participate in IOD II, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX M -
Income ON Demand® II Plus

The optional living benefit known as Income ON Demand II Plus (“IOD II Plus” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II Plus. IOD II Plus is no longer available for sale on new Contracts.

Income ON Demand II Plus provides an annual income guarantee for life. In early years, you can increase your guarantee if you defer withdrawals. In later years, you can store the annual guarantee amounts not withdrawn. To describe how IOD II Plus works, we use the following definitions:

Annual Income Amount:	An amount equal to your current Income Benefit Base multiplied by 5%, calculated on each Account Anniversary.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:
Any withdrawal taken after your First Withdrawal Date that (a) when added to all prior withdrawals taken in that Account Year, exceeds the Annual Income Amount (or your Required Minimum Distribution Amount, if greater) while in the IOD II Plus Bonus Period or (b) exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) while in the Stored Income Period.

Fee Base:	The amount used to calculate your “IOD II Plus Fee” (see “Cost of IOD II Plus”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Plus.

IOD II Plus Bonus Base:
The amount on which bonuses are calculated. The IOD II Plus Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced for any Early Withdrawals or any Excess Withdrawals.

IOD II Plus Bonus Period:
A ten-year period commencing on the Issue Date. If you “step-up” IOD II Plus,(described below) during the IOD II Plus Bonus Period, the IOD II Plus Bonus Period is extended to ten years from the date of the step-up.

Stored Income Balance:	The amount you may withdraw at any time during your Stored Income Period and after your First Withdrawal Date without reducing your benefits under IOD II Plus.

Stored Income Period:
A period beginning on the latest of your first Account Anniversary, the end of your IOD II Plus Bonus Period, or the first Account Anniversary following your 50th birthday, and ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under IOD II Plus with Single-Life Coverage” and “Death of Participant Under IOD II Plus with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

Upon annuitization, IOD II Plus and any elected optional death benefit automatically terminate.

IOD II Plus allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. If you make no withdrawals (including Required Minimum Distribution Amounts) in an Account Year during your IOD II Plus Bonus Period, we will increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base.

You may choose to end the current Bonus Period at anytime as long as you are at least age 50. The Stored Income Period will begin on the first Account Anniversary following your election. You can elect to end the Bonus Period by notifying us by written request, mailed to our Annuity Mailing Address, which is set forth at the beginning of this Prospectus.

After your IOD II Plus Bonus Period ends and your Stored Income Period begins, we will not increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base. Instead, your Annual Income Amount will be added each year to your Stored Income Balance.

If you are participating in IOD II Plus, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned you.

To participate in IOD II Plus, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Plus. (The term of IOD II Plus is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Plus are terminated or cancelled as described in this Appendix under “Cancellation of IOD II Plus,” “Depleting Your Account Value,” and “Annuitization Under IOD II Plus.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as shown in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Plus with Single-Life Coverage” and “Death of Participant Under IOD II Plus with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any applicable bonus amount during the IOD II Plus Bonus Period;

●	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II Plus” in this Appendix;

●
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Plus Works” in this Appendix;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Plus Works”).

How IOD II Plus Works

During the IOD II Plus Bonus Period

During the IOD II Plus Bonus Period, in each year that you do not take a withdrawal, your Income Benefit Base will be increased by an amount equal to 7% of your IOD II Plus Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Income Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under IOD II Plus.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under IOD II Plus” in this Appendix.) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Income Amount, during this period, is not cumulative. Any unused portion of your Annual Income Amount in any Account Year, during the IOD II Plus Bonus Period cannot be applied to a future year.

During each Account Year, beginning on your First Withdrawal Date, you can take withdrawals totaling up to the amount of your Annual Income Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

During the Stored Income Period

During the Stored Income Period on each Account Anniversary, your Annual Income Amount is added to your Stored Income Balance. You can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II Plus works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. You decide to remain in the IOD II Plus Bonus Period for two years. The IOD II Plus Bonus Base is $100,000 for year one and year two. The bonus amount is 7% of the IOD II Plus Bonus Base. You wait until your third Account Year before you begin your Stored Income Period. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year, except for the bonus which occurs at the end of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance
1	$100,000	$100,000	$5,000	$7,000	$0
2	$100,000	$107,000	$5,350	$7,000	$0
3	$100,000	$114,000	$5,700	n/a	$5,700
4	$100,000	$114,000	$5,700	n/a	$11,400

During your fifth Account Year, you use the full amount of your Stored Income Balance ($17,100) to increase your Income Benefit Base thereby reducing your Stored Income balance to $0. On your next Account Anniversary, your Income Benefit Base of $114,000 will be increased to $131,100 and your Annual Income Amount will be $6,555 (5% of your Income Benefit Base). Therefore $6,555 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance
5	$100,000	$114,000	$5,700	n/a	$17,100
6	$100,000	$131,100	$6,555	n/a	$6,555
7	$100,000	$131,100	$6,555	n/a	$13,110
8	$100,000	$131,100	$6,555	n/a	$19,665

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $17,100, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $114,000 and your Annual Income Amount remains at $5,700 (5% of your Income Benefit Base). Therefore $5,700 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$114,000	$5,700	$17,100	$0
6	$82,900	$114,000	$5,700	$0	$5,700
7	$82,900	$114,000	$5,700	$0	$11,400
8	$82,900	$114,000	$5,700	$0	$17,100

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under IOD II Plus.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Plus as described under “Cancellation of IOD II Plus” in this Appendix.

Withdrawals Under IOD II Plus

Withdrawals After Your First Withdrawal Date

Your First Withdrawal Date may occur during either your IOD II Plus Bonus Period or your Stored Income Period. If your First Withdrawal Date occurs during the IOD II Plus Bonus Period, you may take withdrawals up to your Annual Income Amount each year without reducing your future Annual Income Amount. Each withdrawal will reduce your Annual Income Amount for that year by the full amount of that withdrawal. You will not be eligible for a 7% bonus during any Account Year in which you have taken a withdrawal. If your First Withdrawal Date occurs during your Stored Income Period, withdrawals, up to the amount of your Stored Income Balance, will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	either your Annual Income Amount (during the IOD II Plus Bonus Period) or your Stored Income Balance (during the Stored Income Period); or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Excess Withdrawals

An Excess Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. During the IOD II Plus Bonus Period, if you take an Excess Withdrawal, both your Income Benefit Base and your IOD II Plus Bonus Base will be reduced according to the following formulas:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – AIA

Your new IOD II Plus Bonus Base =	BB x	(	AV – WD	)
AV – AIA

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	BB =	Your IOD II Plus Bonus Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AIA =	Your remaining Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

During the Stored Income Period, if you take an Excess Withdrawal, your Stored Income Balance will be reduced to zero.  In addition, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Excess Withdrawal (or your Required Minimum Distribution Amount, if greater).

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated on your next Account Anniversary based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $62,551 as shown below and your new Annual Income Amount will be 5% of your new Income Benefit base ($3,128). The Annual Withdrawal Amount of $3,128 will be added to your Stored Income Balance.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$114,000	$5,700	$50,000	$0
6	$50,000	$62,551	$3,128	$0	$3,128
7	$50,000	$62,551	$3,128	$0	$6,2561
8	$50,000	$62,551	$3,128	$0	$9,384

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$114,000 x	($90,000 – $50,000)	= $62,551
$90,000 – $17,100

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

An Early Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. Any withdrawals, including any “free withdrawal amounts,” taken before the First Withdrawal Date are Early Withdrawals. If an Early Withdrawal occurs during your IOD II Plus Bonus Period, your Annual Income Amount will be reduced by the full amount of the withdrawal. In addition, your IOD II Plus Bonus Base will be reduced according to the following formula:

Your new IOD II Plus Bonus Base =	BB x	(	AV - WD	)
AV

If the Early Withdrawal occurs during the Stored Income Period, your Stored Income Balance will be reduced using the following formula:

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

In either the IOD II Plus Bonus Period or Stored Income Period, your new Income Benefit Base will equal:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	BB =	Your IOD II Plus Bonus Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II Plus, any withdrawal before your First Withdrawal Date could have adverse state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance (if any), your IOD II Plus Bonus Base (if any), and your Income Benefit Base will all be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Plus, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end, but you will be entitled to receive annual payments as follows.

If you were in the IOD II Plus Bonus Period on the day the Account Value was reduced to zero, regardless of your age, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base each year for as long as you live.

If you were in the Stored Income Period on the day the Account Value was reduced to zero, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II Plus with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II Plus

If you elected IOD II Plus, we will deduct a quarterly fee from your Account Value (“IOD II Plus Fee”). The IOD II Plus Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Plus Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. During the IOD II Plus Bonus Period, your new Fee Base will be reset to equal your Income Benefit Base, if your Income Benefit Base is higher than your current Fee Base. During the Stored Income Period, your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Plus Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Plus Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your IOD II Plus Bonus Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - AIA

If you take an Excess Withdrawal during your Stored Income Period, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your IOD II Plus Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AIA =	Your Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment ($100,000) on your Issue Date. Your IOD II Plus Bonus Base is equal to your initial Purchase Payment ($100,000). At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). You wait until your third Account Year before you elect to begin your Stored Income Period. During the IOD II Plus Bonus Period, in years that withdrawals are not taken, your Income Benefit Base increases by 7% of your IOD II Plus Bonus Base (assuming no step-up). At the beginning of your Stored Income Period, Year 3, your Annual Income Amount has increased to $5,700. All values are shown as of the beginning of the Account Year unless otherwise stated.

During the IOD II Plus Bonus Period (Account Years 1and 2), the Fee Base is set equal to your Income Benefit Base. During the Stored Income Period, the Fee Base is reset at the beginning of the Account Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Account Year 4, the Fee Base is set equal to the Income Benefit Base ($114,000) plus the Stored Income Balance ($11,400) less your Annual Income Amount ($5,700) if that amount ($119,700) is greater than the previous Fee Base ($114,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$0	$0	$0	$100,000
2	$107,000	$5,350	$0	$0	$0	$107,000
3	$114,000	$5,700	$5,700	$0	$5,700	$114,000
4	$114,000	$5,700	$11,400	$0	$11,400	$119,700

Assume, instead, that in your fourth Account Year you take a $11,400 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($114,000) plus your Stored Income Balance ($0) less your Annual Income Amount ($5,700) is less than the current Fee Base ($119,700), so there is no change to the Fee Base as shown below. In Account Year 7, the Fee Base is reset. Your Income Benefit Base ($114,000) plus your Stored Income Balance ($17,100) less your Annual income Amount ($5,700), results in an amount of $125,400, an amount that is greater than the previous Fee Base ($119,700).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$114,000	$5,700	$11,400	$11,400	$0	$119,700
5	$114,000	$5,700	$5,700	$0	$5,700	$119,700
6	$114,000	$5,700	$11,400	$0	$11,400	$119,700
7	$114,000	$5,700	$17,100	$0	$17,100	$125,400

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Plus Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Plus Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Plus Fee.

In addition, on your Account Anniversary, the IOD II Plus Fee may also change, if we increase the percentage used to calculate the IOD II Plus Fee as described below under “Step-Up Under IOD II Plus.”

The investment performance of the Designated Funds will not affect your IOD II Plus Fee during an Account Year. However, as stated below under “Step-Up Under IOD II Plus,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Plus Fee.

We will continue to deduct the IOD II Plus Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Plus are cancelled as described under “Cancellation of IOD II Plus” in this Appendix.

Step-Up Under IOD II Plus

You can step-up your Income Benefit Base and IOD II Plus Bonus Base each Account Anniversary prior to your Annuity Commencement Date, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
If your Contract is in the Stored Income Period, your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base.

●
If your Contract has not started the Stored Income Period, your Highest Quarterly Value during the most recent Account Year must be greater than your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Plus, then the percentage rate we use to calculate your IOD II Plus Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Plus Fee will remain unchanged and we will automatically step-up your Income Benefit Base and your IOD II Plus Bonus Base (if applicable).

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Plus Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up prior to the Stored Income Period, we will increase your Income Benefit Base and your IOD II Plus Bonus Base each to an amount equal to the highest adjusted quarterly Account Value, if such amount exceeds your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period). If the step-up occurred during the IOD II Plus Bonus Period, your IOD II Plus Bonus Period will be renewed for another 10-year period.

At the time of step-up during the Stored Income Period, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Below are examples of how step-up works under a few different circumstances.

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Plus with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base and your IOD II Plus Bonus Base are equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). The example assumes you are in the IOD II Plus Bonus Period.

In each of the five examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Both your new Income Benefit Base and IOD II Plus Bonus Base are set to equal $113,000 since that amount exceeds your previous Income Benefit Base increased by 7% of your IOD II Plus Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,650	$113,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Income Benefit Base, and your IOD II Plus Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up and assumes that you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$163,500	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$8,150	$163,500 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up and assumes you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,450	$109,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Income Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base and your IOD II Plus Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarterly Account Values are first reduced by the amount of the Annual Income Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.) The example assumes you are in the IOD II Plus Bonus Period.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Income Amount less any prior withdrawals taken in that Account Year	=	$113,000	–	$5,000	= $108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

Using the facts of the above example where no withdrawals or additional premiums have taken place, assume that for Account Year 2 you have elected to begin the Stored Income Period. As stated in the above example the Income Benefit Base is $113,000 beginning of Account Year 2. Your Annual Income Amount is $5,650 (5% of your Income Benefit Base). Because you have elected to begin the Stored Income Period, your Stored Income Balance is initially equal to your Annual Income Amount ($5,650).

The Account Values on each of your four Account Quarters for Account Year 2 are $105,000, $111,000, $116,000, and $120,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $120,000. Your new Income Benefit Base is set to equal $114,350 ($120,000 - $5,650) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

End of First Quarter	$105,000	n/a	$105,000	$113,000
End of Second Quarter	$111,000	n/a	$111,000	$113,000
End of Third Quarter	$116,000	n/a	$116,000	$113,000
End of Fourth Quarter (before step-up)	$120,000	n/a	$120,000	$113,000
Highest Quarterly Value (after adjustments)			$120,000

Stored Income Balance at end of fourth quarter		$5,650
Step-up comparison	Is ($120,000 - $5,650) greater than $113,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$114,350	Highest Quarterly Value (after adjustments) less the Stored Income Balance
New Annual Income Amount =	$5,718	$114,350 x 5%
New Stored Income Balance =	$11,367
New IOD II Plus Bonus Base =	n/a	No longer applicable for the Stored Income Period

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Plus with single-life coverage or, for a higher IOD II Plus Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II Plus is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Plus is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II Plus with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the IOD II Plus Bonus Period and the Stored Income Period are determined based on the age of the younger spouse if the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) On the first day of the Stored Income Period, your Annual Income Amount will be added to your Stored Income Balance. The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Plus continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Plus

Should you decide that IOD II Plus is no longer appropriate for you, you may cancel IOD II Plus at any time. Upon cancellation, all benefits and charges under IOD II Plus shall cease. Once cancelled, IOD II Plus cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” IOD II Plus will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Plus will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change in ownership may also cancel your benefits under IOD II Plus.

Death of Participant Under IOD II Plus with Single-Life Coverage

If you elected single-life coverage, IOD II Plus terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance, if any. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Plus Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance, if any, on the original Contract or the Death Benefit;

●
the new percentage rate used to calculate the IOD II Plus Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Plus Fee;

●	the new Income Benefit Base and your new IOD II Plus Bonus Base will each be equal to the Account Value after any Death Benefit has been credited; and

●	the new IOD II Plus Bonus Period begins.

Death of Participant Under IOD II Plus with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II Plus, the provisions of the section titled “Death of Participant Under IOD II Plus with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Plus will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance, if any, will remain unchanged;

●
the Income Benefit Base and the IOD II Plus Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Plus” in this Appendix);

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the percentage rate of the IOD II Plus Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Plus, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Plus

Under the terms of IOD II Plus, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive the greater of your Cash Surrender Value or your Stored Income Balance, if any;

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive the remaining Stored Income Balance, if any, in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Plus. When you elect to participate in IOD II Plus, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Plus as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II Plus, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX N -
RETIREMENT INCOME ESCALATORSM II

The optional living benefit known as Retirement Income Escalator II (“RIE II”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in RIE II, the following information applies to your Contract. RIE II is no longer available for sale on new Contracts.

If you purchased your Contract prior to February 17, 2009, and elected to participate in RIE II, your Lifetime Withdrawal Percentage (defined below) is different from the Lifetime Withdrawal Percentage available on Contracts purchased on or after that date. (See “Determining Your Annual Withdrawal Amount,” “Step-Up Under RIE II,” and “Joint-Life Coverage” in this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under RIE II,” the fee charged for your RIE II is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of RIE II” in this Appendix.)

RIE II provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero.  Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE II, the larger the guaranteed Annual Withdrawal Amount. To describe how RIE II works, we use the following definitions:

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Early Withdrawal:	Any withdrawal taken prior to your RIE II Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your RIE II Coverage Date that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

RIE II Bonus Base:
The amount on which bonuses are calculated. The RIE II Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE II Coverage Date or any Excess Withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE II”).

RIE II Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” RIE II (described below) during the RIE II Bonus Period, the RIE II Bonus Period is extended to ten years from the date of the step-up.

RIE II Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE II Fee” (see “Cost of RIE II”).

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under RIE II with Single-Life Coverage” and “Death of Participant Under RIE II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

Upon annuitization, RIE II and any elected optional death benefit automatically terminate.

RIE II allows you to withdraw a guaranteed amount of money each year, beginning on your RIE II Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under RIE II continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your RIE II Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse’s age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your RIE II Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your RIE II Bonus Base. The RIE II Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE II” in this Appendix), provided that the step-up occurs during the RIE II Bonus Period.

If you are participating in RIE II, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in RIE II, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of RIE II. (The “term” of RIE II is for life, unless your Withdrawal Benefit Base is reduced to zero or RIE II is terminated or cancelled as described under “Cancellation of RIE II,” “Depleting Your Account Value,” and “Annuitization Under RIE II” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Under RIE II, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE II with Single-Life Coverage,” and “Death of Participant Under RIE II with Joint-Life Coverage” in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	increased by any applicable bonuses;

●	increased by any step-ups as described under “Step-Up Under RIE II” in this Appendix;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

●	decreased following any Early Withdrawals you take as described under “Early Withdrawals” in this Appendix; and

●	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your RIE II Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your RIE II Coverage Date as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under RIE II” in this Appendix.) An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE II Works

Each Account Year, beginning on your RIE II Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the RIE II Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your RIE II Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under RIE II.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under RIE II” in this Appendix.) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease and even terminate, your total benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under RIE II” in this Appendix. Note also that investing in any Fund, other than a Designated Fund, will cancel RIE II, as described under “Cancellation of RIE II” in this Appendix.

Here is an example of how RIE II works. This example assumes that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your RIE II Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the RIE II Bonus Period, your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a RIE II Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE II Bonus Period, you will still be eligible to take your Annual Withdrawal Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 7% bonus each year. (For convenience, assume that the investment performance on your underlying investments remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new RIE II Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your RIE II Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Account Year 7. Using the chart on the previous page, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your RIE II Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the RIE II Bonus Period, as your RIE II Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the RIE II Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under RIE II

Withdrawals After the RIE II Coverage Date

Starting on your RIE II Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached);

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix); and

●	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your RIE II Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

●	your free withdrawal amount permitted under this Contract,
●	your Required Minimum Distribution Amount, or
●	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take an Excess Withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new RIE II Bonus Base =	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base =	WBB x	(	AV - WD	)
AV - AWA

Where:
	BB =	Your RIE II Bonus Base immediately prior to the Excess Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

	AWA =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your RIE II Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new RIE II Bonus Base	=	$125,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.98291

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.98291

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your RIE II Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your RIE II Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulas:

Your new RIE II Bonus Base	=	BB x	(	AV – WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV – WD	)
AV

Where:
	BB =	Your RIE II Bonus Base immediately prior to the Early Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each year in which you do not take a withdrawal. Your RIE II Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount		Withdrawals
1	$100,000	$100,000	$100,000	$0		$0
2	$100,000	$107,000	$100,000	$0		$0
3	$125,000	$125,000	$125,000	$0		$0
4	$125,000	$133,750	$125,000	$0		$0
5	$125,000	$142,500	$125,000	$0		$0
6	$125,000	$151,250	$125,000	$0		$0
7	$125,000	$160,000	$125,000	$0		$10,000

At this point, your RIE II Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new RIE II Bonus Base			=	$125,000	x	$125,000 – $10,000
						$125,000

			=	$125,000	x	$115,000
						$125,000

			=	$125,000	x	0.92000

			=	$115,000

Your new Withdrawal Benefit Base			=	$160,000	x	$125,000 – $10,000
						$125,000

			=	$160,000	x	$115,000
						$125,000

			=	$160,000	x	0.92000

			=	$147,200

Your Annual Withdrawal Amount will still be $0 because you have not reached your RIE II Coverage Date.

You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under RIE II, any withdrawal before you reach age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, then your Withdrawal Benefit Base and the RIE II Bonus Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with RIE II, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE II

If you elect RIE II, we will deduct a quarterly fee from your Account Value (“RIE II Fee”). The RIE II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE II Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2375% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.2875% for joint-life coverage). The maximum RIE II Fee you can pay in any one Account Year is equal to 0.95% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.15% for joint-life coverage).

If you purchased your Contract prior to February 17, 2009, your cost for RIE II was initially, on an annual basis, 0.80% of the highest Withdrawal Benefit Base for single-life coverage (1.00% for joint-life coverage). Your cost for RIE II will not increase unless:

●	you decide to step-up your Withdrawal Benefit Base, as described below under “Step-Up Under RIE II,” and

●	you consent in writing, at the time of step-up, to accept an increase in your RIE II Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your RIE II Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE II Fee.

●	If you make a withdrawal before your RIE II Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE II Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described below under “Step-Up Under RIE II.” If your Withdrawal Benefit Base increases because of favorable investment performance, your RIE II fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year.

We will continue to deduct the RIE II Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE II is terminated or cancelled as described under “Cancellation of RIE II” in this Appendix.

Step-Up Under RIE II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) must be greater than your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the RIE II Fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your RIE II Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your RIE II Fee and step-up your Withdrawal Benefit Base and RIE II Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and RIE II Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and RIE II Bonus Base to an amount equal to the Highest Quarterly Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the RIE II Bonus Period, your RIE II Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the applicable table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Here are examples of how step-up works under a few different circumstances. In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each equal to your initial Purchase Payment. Your Annual Withdrawal Amount is $5,000 (5% of your Withdrawal Benefit Base).

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Your new Withdrawal Benefit Base is set to equal to $113,000 since that amount exceeds your previous Withdrawal Benefit Base increased by 7% of your RIE II Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,650	$113,000 x 5%
New RIE II Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Withdrawal Benefit Base, and your RIE II Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the first Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$163,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$8,150	$163,000 x 5%
New RIE II Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,450	$109,000 x 5%
New RIE II Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Withdrawal Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Withdrawal Benefit Base and your RIE II Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarter-end Account Values are first reduced by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Withdrawal Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$3,400	$68,000 x 5%
New RIE II Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year	=	$113,000	–	$5,000	= $108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Withdrawal Benefit Base steps-up to $113,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 75 by your first Account Anniversary. Your Annual Withdrawal Amount is now $6,780.

Joint-Life Coverage

On the Issue Date, you have the option of electing RIE II with single-life coverage or, for a higher RIE II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while RIE II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE II is in effect. Whereas single-life coverage provides annual withdrawals under RIE II only until any Participant dies, joint-life coverage provides annual withdrawals under RIE II for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, including RIE II, ends. To take annual withdrawals under RIE II’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under RIE II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the RIE II Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, Early Withdrawals will be determined based upon this definition of your RIE II Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE II Coverage Date, as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Age of Younger Spouse on Date of First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under RIE II” in this Appendix. The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE II benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as RIE II is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE II can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE II

Should you decide that RIE II is no longer appropriate for you, you may cancel RIE II at any time. Upon cancellation, all benefits and charges under RIE II shall cease. Once cancelled, RIE II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, RIE II will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

RIE II will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership of the Contract may also cancel your benefits under RIE II.

Death of Participant Under RIE II with Single-Life Coverage

If you selected single-life coverage, RIE II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE II on the original Contract (assuming that your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount;

●	the new percentage rate used to calculate the RIE II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the RIE II Fee;

●	the new Withdrawal Benefit Base and the new RIE II Bonus Base will each be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Withdrawal Percentage will be based on the age of the surviving spouse; and

●	a new RIE II Bonus Period begins.

Death of Participant Under RIE II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in RIE II, the provisions of the section titled “Death of Participant Under RIE II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the RIE II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

●
the Withdrawal Benefit Base and the RIE II Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE II” in this Appendix);

●
if withdrawals under RIE II have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE II Coverage Date;

●	if withdrawals under RIE II have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

●	the RIE II Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE II, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE II

Under the terms of RIE II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as RIE II. If you elected to participate in RIE II, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under RIE II, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in RIE II, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under RIE II will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Withdrawal Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX O -
Income ON Demand® II Escalator

The optional living benefit known as Income ON Demand II Escalator (“IOD II Escalator”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in IOD II Escalator, the following information applies to your Contract. IOD II Escalator is no longer available for sale on new Contracts.

If you purchased your Contract prior to February 17, 2009, and elected to participate in IOD II Escalator, your Lifetime Income Percentage (defined below) is different from the Lifetime Income Percentage available on Contracts purchased on or after that date. (See “Determining Your Annual Income Amount,” “Step-Up Under IOD II Escalator,” and “Joint-Life Coverage” in this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under IOD II Escalator,” the fee charged for IOD II Escalator is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of IOD II Escalator” in this Appendix.)

To describe how IOD II Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD II Escalator Fee” (see “Cost of IOD II Escalator”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under IOD II Escalator with Single-Life Coverage” and “Death of Participant Under IOD II Escalator with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

Upon annuitization, IOD II Escalator and any elected optional death benefit automatically terminate.

IOD II Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Income Benefit Base depending upon your age. Any amount that you do not withdraw in a given year will remain in the Stored Income Balance and can be withdrawn at any time in the future.

If you are participating in IOD II Escalator, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Escalator. (The term of IOD II Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Escalator are terminated or cancelled as described under “Cancellation of IOD II Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD II Escalator” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also had the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Escalator with Single-Life Coverage” and “Death of Participant Under IOD II Escalator with Joint-Life Coverage” in this Appendix.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any step-ups as described in this Appendix under “Step-Up Under IOD II Escalator”;

●
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described below under “How IOD II Escalator Works”;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under IOD II Escalator” in this Appendix.) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described above under “Determining Your Income Benefit Base.”

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Escalator Works”).

How IOD II Escalator Works

Under the terms of IOD II Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD II Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD II Escalator works. These examples assume that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.
Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further below under “Withdrawals Under IOD II Escalator.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Escalator as described under “Cancellation of IOD II Escalator” in this Appendix.

Withdrawals Under IOD II Escalator

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	your Stored Income Balance; or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$50,000	$61,538	$3,077	$0	$3,077
7	$50,000	$61,538	$3,077	$0	$6,154
8	$50,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II Escalator

If you elect IOD II Escalator, we will deduct a quarterly fee from your Account Value (“IOD II Escalator Fee”). The IOD II Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Escalator Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage).

If you purchased your Contract prior to February 17, 2009, your cost for IOD II Escalator was initially, on an annual basis, 0.80% of the highest Fee Base for single-life coverage (1.00% for joint-life coverage). Your cost for IOD II Escalator will not increase unless:

●	you decide to step-up your Income Benefit Base, as described in this Appendix under “Step-Up Under IOD II Escalator,” and

●	you consent in writing, at the time of step-up, to accept an increase in your IOD II Escalator Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base” in this Appendix. Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base. The following examples assume that you purchased your Contract on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year unless otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Escalator Fee will not change during an Account Year, unless you take one of two specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Escalator Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Escalator Fee.

In addition, on your Account Anniversary, the IOD II Escalator Fee may also change, if we increase the percentage used to calculate the IOD II Escalator Fee as described below under “Step-Up Under IOD II Escalator.”

The investment performance of the Designated Funds will not affect your IOD II Escalator Fee during an Account Year. However, as stated below under “Step-Up Under IOD II Escalator,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Escalator Fee.

We will continue to deduct the IOD II Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Escalator are cancelled as described under “Cancellation of IOD II Escalator” in this Appendix.

Step-Up Under IOD II Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Escalator Fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base.

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Here are examples of how step-up works under a few different circumstances. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Escalator with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Income Benefit Base steps-up to $108,000, your new Lifetime Income Percentage is 6% since you are now age 75. Your Annual Income Amount is now $6,480, and your Stored Income Balance becomes $11,480.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Escalator with single-life coverage or, for a higher IOD II Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD II Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II Escalator with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age of Younger Spouse at Step-up	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age Younger Spouse at Step-up	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the applicable table above.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to accumulate income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Escalator

Should you decide that IOD II Escalator is no longer appropriate for you, you may cancel IOD II Escalator at any time. Upon cancellation, all benefits and charges under IOD II Escalator shall cease. Once cancelled, IOD II Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD II Escalator will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Escalator will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change in ownership may also cancel your benefits under IOD II Escalator.

Death of Participant Under IOD II Escalator with Single-Life Coverage

If you elected single-life coverage, IOD II Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Escalator on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●
the new percentage rate used to calculate the IOD II Escalator Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Escalator Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Income Percentage will be based on the age of the surviving spouse; and

●	the new Stored Income Balance will be reset to zero.

Death of Participant Under IOD II Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II Escalator, the provisions of the section above titled “Death of Participant Under IOD II Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●
the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Escalator” in this Appendix);

●
if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

●	if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of the Participant;

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

●	the percentage rate of the IOD II Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Escalator, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Escalator

Under the terms of IOD II Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Escalator. If you elected to participate in IOD II Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Escalator, as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX P -
RETIREMENT ASSET PROTECTORSM

The optional living benefit known as Retirement Asset Protector was available on Contracts purchased on or after March 5, 2007 and prior to August 17, 2009. If you elected to participate in Retirement Asset Protector, the following information applies to your Contract. Retirement Asset Protector is no longer available for sale on new Contracts, and therefore, renewals of the benefit are no longer available.

If you purchased your Contract prior to February 17, 2009, and elected to participate in Retirement Asset Protector, the fee charged for your living benefit is lower than the fee charged on Contracts purchased on or after that date. (See “Cost of Retirement Asset Protector.”) Your fee will not increase unless you elect to “step-up” as described under “Step-Up Under Retirement Asset Protector,” and you consent in writing to accept the higher fee.

To describe how Retirement Asset Protector works, we use the following definitions:

Retirement Asset Protector Benefit Base:
An amount equal to the sum of all Purchase Payments made during the first year following your Issue Date, decreased by any partial withdrawals taken and increased by any step-ups as described under “Step-Up Under Retirement Asset Protector.”

GMAB Maturity Date:
The date when Retirement Asset Protector matures. If you are younger than 85 on the Issue Date, your GMAB Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your most recent step-up. (See “Step-Up Under Retirement Asset Protector.”) If you are 85 on the Issue Date, your GMAB Maturity Date is your Maximum Annuity Commencement Date.

You and Your:
Under Retirement Asset Protector, the terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant as described under “Death of Participant Under Retirement Asset Protector.” In the case of a non-natural Participant, these terms refer to the oldest annuitant.

Retirement Asset Protector guarantees a return of the greater of:

●	the excess of your Retirement Asset Protector Benefit Base over your Account Value or
●	your total fees paid for Retirement Asset Protector (“Retirement Asset Protector Fees”),

regardless of the investment performance of the Designated Funds, provided that you have reached the GMAB Maturity Date.

If you are participating in Retirement Asset Protector, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in Retirement Asset Protector, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Cost of Retirement Asset Protector

If you elected Retirement Asset Protector, we will deduct a quarterly fee from your Account Value (“Retirement Asset Protector Fee” or “rider fee”). The Retirement Asset Protector Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Retirement Asset Protector Benefit Base. This percentage rate will equal 0.1875% of your Retirement Asset Protector Benefit Base on the last day of the Account Quarter. The maximum Retirement Asset Protector Fee you can pay in any one Account Year is equal to 0.75% of the highest Retirement Asset Protector Benefit Base at any point in that Account Year.

If you purchased your Contract prior to February 17, 2009, your cost for Retirement Asset Protector was initially, on an annual basis, 0.35% of your Retirement Asset Protector Benefit Base. The cost of your benefit will not increase unless, at time of step-up, you consent in writing to accept this higher fee of 0.75%. If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your Retirement Asset Protector Fee will not change, unless you take one of these specific actions:

●	If you made an additional Purchase Payment during your first Account Year, you will increase your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you make a partial withdrawal, you will decrease your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you elect to “step-up” your Retirement Asset Protector Benefit Base, your Retirement Asset Protector Fee will increase.

The investment performance of the Designated Funds will not affect your Retirement Asset Protector Fee unless you elect a step-up of your Retirement Asset Protector Benefit Base.

We will continue to deduct the Retirement Asset Protector Fee until:

●	you annuitize your Contract;

●	Retirement Asset Protector matures on the GMAB Maturity Date;

●	your Retirement Asset Protector benefit is cancelled as described in this Appendix under “Cancellation of Retirement Asset Protector;” or

●	your Account Value is reduced to zero.

How Retirement Asset Protector Works

On the GMAB Maturity Date, we will credit your Account Value with an amount equal to the greater of:

(a)	any excess of your Retirement Asset Protector Benefit Base over your Account Value after adjusting for any Contract charges; and

(b)	the total amount of Retirement Asset Protector Fees paid between the Issue Date and the GMAB Maturity Date.

We determine the value of (b) in two steps.

(1)
As described above under “Cost of Retirement Asset Protector,” each quarter between the Issue Date and the GMAB Maturity Date we calculate the Retirement Asset Protector Fee by multiplying your Retirement Asset Protector Benefit Base on the last valuation day of that quarter by the applicable percentage rate.

(2)	We then sum each quarterly amount calculated in (1) to determine the total amount of Retirement Asset Protector Fees paid.

In the situation where you purchased your Contract on or after February 17, 2009, and do not make additional Purchase Payments or partial withdrawals and you do not “step-up,” you can expect the total fees paid to equal 7.50% of your initial Purchase Payment. In other words, because Retirement Asset Protector matures in 10 years, we multiply 0.1875% times 40 quarters (four quarters per year for 10 years) to obtain the percentage (7.50%) needed to determine the total amount of the fees to be paid. If you make additional Purchase Payments, you “step-up,” or the percentage rate used to calculate the Retirement Asset Protector Fee is changed at the time of “step-up,” the total amount of fees will be higher.

The greater of the two amounts will be allocated to the Designated Fund in which you are invested at that time. Here is an example of how we calculate benefits under Retirement Asset Protector:

●
Assume that you purchased a Contract on March 7, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●	Assume you make an additional Purchase Payment of $50,000 on April 7, 2007, thus increasing your Retirement Asset Protector Benefit Base to $150,000.

●	Assume you make no withdrawals or additional Purchase Payments and you do not step-up prior to the GMAB Maturity Date on March 7, 2017.

●
Assume that, because of poor investment performance, your Account Value on March 7, 2017 is $135,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $15,000 ($150,000 - $135,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of the Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Inception Date ($150,000 x 40) times one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $5,250. Therefore, we will credit $15,000 to your Account Value.

●
Assume instead that, because of better investment performance, your Account Value on March 7, 2017, is $155,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, your Account Value will be credited with the total amount of Retirement Asset Protector Fees paid. In this case, the amount will be $5,250.

Withdrawals Under Retirement Asset Protector

All withdrawals you take, including any free withdrawal amounts or Required Minimum Distribution Amounts, will reduce the dollar value of the Retirement Asset Protector Benefit Base proportionally to the amount withdrawn. For example, after a partial withdrawal, the new Retirement Asset Protector Benefit Base will equal:

Retirement Asset Protector Benefit Base immediately before partial withdrawal	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

You should be aware that, if you take a withdrawal when your Account Value is less than your Retirement Asset Protector Benefit Base, the withdrawal may reduce the value of your Benefit Base by an amount greater than the amount of the withdrawal. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Retirement Asset Protector , including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of how we handle withdrawals under Retirement Asset Protector:

●
Assume that you purchased a Contract on March 7, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on March 10, 2009, your Account Value is $80,000. Assume further that you take a withdrawal of $10,000 on that date, thus reducing your Account Value to $70,000. Your Retirement Asset Protector Benefit Base is reduced proportionally to the amount withdrawn. Therefore your new Retirement Asset Protector Benefit Base is $100,000 x ($70,000 ÷ $80,000), or $87,500.

●	Assume you make no additional withdrawals and you do not step-up prior to the GMAB Maturity Date on March 7, 2017.

●
Assume that, because of investment performance, your Account Value on March 7, 2017 is $80,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $7,500 ($87,500 - $80,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 8) + ($87,500 x 32)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $3,150. Therefore, we will credit $7,500 to your Account Value.

Step-Up Under Retirement Asset Protector

On or after your first Account Anniversary, you may elect to increase your Retirement Asset Protector Benefit Base to your then current Account Value. The step-up election may be made on any day on or after your first Account Anniversary. (We reserve the right, in our sole discretion, to require step-up elections to occur only on Account Anniversaries.)

If you are participating in Retirement Asset Protector, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your Retirement Asset Protector Benefit Base to an amount equal to your Account Value if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current Retirement Asset Protector Benefit Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own that have been issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.

Under Retirement Asset Protector, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, then we will automatically extend your Annuity Commencement Date to equal your GMAB Maturity Date.

Without a step-up, your benefit under Retirement Asset Protector will “mature” on your 10th Account Anniversary. If you elect to step-up your Retirement Asset Protector Benefit Base, your benefit under Retirement Asset Protector will mature 10 years from the most recent Step-Up Date. In either case, on the day your Retirement Asset Protector benefit matures (the “GMAB Maturity Date”), we will credit the greater of:

●	any excess of your Retirement Asset Protector Benefit Base over your Account Value, or

●	the total amount of fees you paid for Retirement Asset Protector.

●
Assume that you purchased a Contract on March 7, 2008 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on March 7, 2009, your Account Value is $118,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, you elect to step-up to a new ten-year period with a new Retirement Asset Protector Benefit Base of $118,000. Your new GMAB Maturity Date will be March 7, 2019.

●	Assume you make no withdrawals prior to the GMAB Maturity Date on March 7, 2019.

●
Assume that your Account Value on March 7, 2019 is $108,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $10,000 ($118,000 - $108,000). Your total Retirement Asset Protector Fee is equal to the sum of all fees applied prior to the step-up plus the sum of all fees applied after the step-up.

The sum of all fees applied prior to the step-up are equal to the sum of the value of the Benefit Bases prior to the step-up multiplied by the quarterly fee percentage applicable prior to the step-up [($100,000 x 4) x (0.35% ÷ 4)].  Similarly, the sum of all fees applied after the step-up are equal to the sum of the value of the Benefit Bases after the step-up multiplied by the quarterly fee percentage applicable after the step-up [($118,000 x 40) x (0.75% ÷ 4)].

In this case, the total amount of rider fees paid is $9,200. Therefore, we will credit $10,000 to your Account Value.

We reserve the right to discontinue offering the step-up provision of Retirement Asset Protector if we determine that, based upon market conditions at the time of the step-up, we can no longer offer Retirement Asset Protector to new Contracts at the current percentage rate used to calculate the Retirement Asset Protector Fee as set forth in this Appendix under “Cost of Retirement Asset Protector.” In that case, we will send notification that the step-up provision under your Contract has been discontinued unless you elect to begin a new step-up provision at the higher percentage rate. Your written consent is required to accept the higher percentage rate and continue to step-up.

Cancellation of Retirement Asset Protector

You may cancel Retirement Asset Protector at any time. Upon cancellation, all benefits and charges under the benefit shall cease. Once cancelled, Retirement Asset Protector cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, Retirement Asset Protector will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into any investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel the Benefit.

Death of Participant Under Retirement Asset Protector

If the Participant dies while participating in Retirement Asset Protector, all benefits and charges under the benefit will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. The surviving spouse can automatically continue Retirement Asset Protector even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The GMAB Maturity Date does not change.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Retirement Asset Protector. If you withdraw all or a portion of your retirement plan’s Yearly RMD Amount from the your Qualified Contract while participating in Retirement Asset Protector, we reduce your Account Value by the amount of the withdrawal and your Retirement Asset Protector Benefit Base proportionally (see “Withdrawals Under Retirement Asset Protector” in this Appendix).

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX Q -
Income ON Demand® III Escalator

The optional living benefit known as Income ON Demand III Escalator (“IOD III Escalator”) was available on Contracts purchased on or after August 17, 2009 and prior to February 8, 2010. If you elected to participate in IOD III Escalator, the following information applies to your Contract. IOD III Escalator is no longer available for sale on new Contracts. To describe how IOD III Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD III Escalator Fee” (see “Cost of IOD III Escalator” in this Appendix).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD III Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD III Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described in this Appendix under the sections entitled “Death of Participant Under IOD III Escalator with Single-Life Coverage” and “Death of Participant Under IOD III Escalator with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

Upon annuitization, IOD III Escalator and the MAV optional death benefit, if elected, automatically terminate.

IOD III Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Income Benefit Base depending upon your age. Under IOD III Escalator, if you forgo withdrawing all or any part of your Annual Income Amount in any one year, that amount will be stored or banked in the Stored Income Balance for use in later years. In any future year, you may take more than your Annual Income Amount by drawing from that amount which you have stored or banked. Thus, in future years, you can take your full Annual Income Amount plus all or a portion of that amount which you have stored or banked.

If you are participating in IOD III Escalator, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

If you are participating in IOD III Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD III Escalator. (The term of IOD III Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD III Escalator are terminated or cancelled as described in this Appendix under “Cancellation of IOD III Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD III Escalator.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You had the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD III Escalator with Single-Life Coverage” and “Death of Participant Under IOD III Escalator with Joint-Life Coverage” in this Appendix.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD III Escalator” in this Appendix;

●
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD III Escalator Works” in this Appendix;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the table below.

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described in this Appendix under “Joint-Life Coverage.”

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under IOD III Escalator” in this Appendix) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described under “Determining Your Income Benefit Base” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD III Escalator Works”).

How IOD III Escalator Works

Under the terms of IOD III Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD III Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD III Escalator works.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further below under “Withdrawals Under IOD III Escalator”. Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund will cancel IOD III Escalator as described in this Appendix under “Cancellation of IOD III Escalator.”

Withdrawals Under IOD III Escalator

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	your Stored Income Balance; or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD III Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD III Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD III Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD III Escalator

If you elected IOD III Escalator, we will deduct a quarterly fee from your Account Value (“IOD III Escalator Fee”). The IOD III Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2750 % of your Fee Base on that day, if you elected single-life coverage (0.3250% for joint-life coverage). On an annual basis, the IOD III Escalator Fee is equal to 1.10% of your Fee Base if you elected single-life coverage (1.30% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD III Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD III Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year except as otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD III Escalator Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD III Escalator Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD III Escalator Fee.

In addition, on your Account Anniversary, the IOD III Escalator Fee may also change, if we increase the percentage used to calculate the IOD III Escalator Fee as described below under “Step-Up Under IOD III Escalator.”

The investment performance of the Designated Funds will not affect your IOD III Escalator Fee during an Account Year. However, as stated below under “Step-Up Under IOD III Escalator,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD III Escalator Fee.

We will continue to deduct the IOD III Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD III Escalator are cancelled as described under “Cancellation of IOD III Escalator” in this Appendix.

Step-Up Under IOD III Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your Account Value minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts. Since we are no longer issuing Contracts with IOD III Escalator, the percentage rate we use to calculate your IOD III Escalator Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD III Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD III Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base. Here is an example of how step-up works under IOD III Escalator:

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD III Escalator with single-life coverage and do not take any withdrawals. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

Assume that your Account Value grows to $103,000 by the end of Account Year 1. Because your Account Value minus your Stored Income Balance ($103,000 - $5,000) is less than your current Income Benefit Base, you will not step-up.

Assume further that your Account Value grows to $113,000 by the end of Account Year 2. Because your Account Value minus your Stored Income Balance ($113,000 - $10,000) is greater than your current Income Benefit Base ($100,000), you will step-up. Your new Income Benefit Base will equal your Account Value minus your Stored Income Balance ($103,000). Your new Annual Income Amount will be $5,150 (5% of your new Income Benefit Base).

Assume further that your Account Value grows to $125,150 by the end of Account Year 3. Because your Account Value minus your Stored Income Balance ($125,150 - $15,150) is greater than your current Income Benefit Base ($103,000), you will step-up again. Your new Income Benefit Base will equal your Account Value minus your Stored Income Balance ($110,000). Your new Annual Income Amount will be $5,500 (5% of your new Income Benefit Base).

Account Year	Account Value End of Year	Stored Income Balance Beginning of Year	Income Benefit Base End of Year	Annual Income Amount End of Year	Withdrawals
1	$103,000	$5,000	$100,000	$5,000	0
2	$113,000	$10,000	$103,000	$5,150	0
3	$125,150	$15,150	$110,000	$5,500	0

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. Your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described below under “Joint-Life Coverage.”

The above example assumes that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 77 at issue and have attained age 80 by the end of Account Year 3. When your Income Benefit Base steps-up to $110,000 your new Lifetime Income Percentage is 6% since you are now age 80. Your Annual Income Amount is now $6,600 and your Stored Income Balance becomes $21,750 at the beginning of Account Year 4.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD III Escalator with single-life coverage or, for a higher IOD III Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD III Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD III Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD III Escalator with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as shown in the table below.

Age of Younger Spouse at Step-up	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the above table.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD III Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

Cancellation of IOD III Escalator

Should you decide that IOD III Escalator is no longer appropriate for you, you may cancel IOD III Escalator at any time. Upon cancellation, all benefits and charges under IOD III Escalator shall cease. Once cancelled, IOD III Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD III Escalator will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD III Escalator will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change in ownership may also cancel your benefits under IOD III Escalator.

Death of Participant Under IOD III Escalator with Single-Life Coverage

If you elected single-life coverage, IOD III Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD III Escalator benefit on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●
the new percentage rate used to calculate the IOD III Escalator Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD III Escalator Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Income Percentage will be based on the age of the surviving spouse; and

●	the new Stored Income Balance will be reset to zero.

Note that single-life coverage may be inappropriate on a co-owned Contract, because all living benefits will end on the death of any Participant. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance” in the prospectus to which this Appendix is attached) or any living benefits under the Contract.

Death of Participant Under IOD III Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD III Escalator, the provisions of the section above titled “Death of Participant Under IOD III Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD III Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●
the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD III Escalator” in this Appendix);

●
if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

●	if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of the Participant;

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

●	the percentage rate of the IOD III Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD III Escalator, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD III Escalator

Under the terms of IOD III Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD III Escalator. If you elected to participate in IOD III Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD III Escalator as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD III Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX R -
BUILD YOUR OWN PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the “build your own portfolio” program. This program is more fully described under “BUILD YOUR OWN PORTFOLIO” in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefit riders. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled. For Contracts with the Sun Income Riser with 7% bonus, the following is the Build Your Own Portfolio model that applies to your Contract.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
Sun Capital Investment Grade Bond Fund®	AllianceBernstein Dynamic Asset Allocation Portfolio	AllianceBernstein Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund - Fundamental Equity Portfolio	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
MFS® Government Securities Portfolio	PIMCO Global Multi-Asset Portfolio	Fidelity® Variable Insurance Products III - Balanced Portfolio	MFS® Value Portfolio	SCSM BlackRock Small Cap Index Fund	PIMCO Emerging Markets Bond Portfolio
MFS® Bond Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income Securities Fund	Invesco Van Kampen V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Global Real Estate Fund
Huntington VA Mortgage Securities Fund1	SCSM Ibbotson Balanced Fund	MFS® Total Return Portfolio	Mutual Shares Securities Fund	Lord Abbett Series Fund - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
Sun Capital Money Market Fund®	SCSM Ibbotson Conservative Fund	Invesco Van Kampen V.I. Equity and Income Fund	MFS® Utilities Portfolio	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
SCSM Goldman Sachs Short Duration Fund	PIMCO All Asset Portfolio	Fidelity® Variable Insurance Products Fund IV - Freedom 2015 Portfolio	MFS® Core Equity Portfolio	MFS® Research International Portfolio	SCSM PIMCO High Yield Fund
SCSM PIMCO Total Return Fund	Putnam VT Absolute Return 500 Fund	Fidelity® Variable Insurance Products Fund IV - Freedom 2020 Portfolio	SCSM Davis Venture Value Fund	Templeton Growth Securities Fund	Lazard Retirement Emerging Markets Equity Portfolio
SCSM BlackRock Inflation Protected Bond Fund		SCSM Ibbotson Growth Fund	Huntington VA Dividend Capture Fund1	First Eagle Overseas Variable Fund	Huntington VA Rotating Markets Fund1
Wells Fargo Variable Trust - VT Total Return Bond Fund		BlackRock Global Allocation V.I. Fund	Huntington VA Income Equity Fund1	Oppenheimer Global Securities/VA	Huntington VA Real Strategies Fund1
JPMorgan Insurance Trust Core Bond Portfolio		Huntington VA Balanced Fund1	SCSM Lord Abbett Growth & Income Fund	Columbia Variable Portfolio - Marsico International Opportunities Fund	Templeton Global Bond Securities Fund
MFS® Research Bond Series			SCSM Goldman Sachs Mid Cap Value Fund	Fidelity® Variable Insurance Products III - Mid Cap Portfolio
			SCSM BlackRock Large Cap Index Fund	MFS® International Growth Portfolio
			JPMorgan Insurance Trust U.S. Equity Portfolio	SCSM WMC Large Cap Growth Fund
			Putnam VT Equity Income Fund	Columbia Variable Portfolio - Marsico Growth Funds
Columbia Variable Portfolio - Marsico 21st Century Funds
Huntington VA Growth Fund1
Huntington VA Marco 100 Fund1
Huntington VA Mid Corp America Fund1
Huntington VA International Equity Fund1
Huntington VA Situs Fund1

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
SCSM WMC Blue Chip Mid Cap Fund
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio
Invesco Van Kampen V.I. Mid Cap Value Fund
AllianceBernstein International Growth Portfolio
Fidelity® Variable Insurance Products Fund II - Contrafund® Portfolio
SCSM AllianceBernstein International Value Fund
SCSM Columbia Small Cap Value Fund
SCSM Invesco Small Cap Growth Fund
SCSM BlackRock International Index Fund
AllianceBernstein Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO EqS Pathfinder Portfolio
MFS® Growth Portfolio
Universal Institutional Funds Inc. - Growth Portfolio

1 Only available if you purchased your Contract through a Huntington Bank representative.

For all Contracts purchased on or after August 17, 2009, and before February 8, 2010, including Contracts with SIR with a 6% bonus, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	20% to 70%	0% to 50%	0% to 30%	0% to 10%
Sun Capital Investment Grade Bond Fund®	AllianceBernstein Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund - Fundamental Equity Portfolio	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
MFS® Government Securities Portfolio	Fidelity® Variable Insurance Products III - Balanced Portfolio	MFS® Value Portfolio	SCSM BlackRock Small Cap Index Fund	PIMCO Emerging Markets Bond Portfolio
MFS® Bond Portfolio	Franklin Income Securities Fund	Invesco Van Kampen V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Global Real Estate Fund
Huntington VA Mortgage Securities Fund1	MFS® Total Return Portfolio	Mutual Shares Securities Fund	Lord Abbett Series Fund - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
Sun Capital Money Market Fund®	Invesco Van Kampen V.I. Equity and Income Fund	MFS® Utilities Portfolio	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
SCSM Goldman Sachs Short Duration Fund	Fidelity® Variable Insurance Products Fund IV - Freedom 2015 Portfolio	MFS® Core Equity Portfolio	MFS® Research International Portfolio	SCSM PIMCO High Yield Fund
SCSM PIMCO Total Return Fund	Fidelity® Variable Insurance Products Fund IV - Freedom 2020 Portfolio	SCSM Davis Venture Value Fund	Templeton Growth Securities Fund	Lazard Retirement Emerging Markets Equity Portfolio
SCSM BlackRock Inflation Protected Bond Fund	SCSM Ibbotson Balanced Fund	Huntington VA Dividend Capture Fund1	First Eagle Overseas Variable Fund	Huntington VA Rotating Markets Fund1
Wells Fargo Variable Trust - VT Total Return Bond Fund	SCSM Ibbotson Conservative Fund	Huntington VA Income Equity Fund1	Oppenheimer Global Securities/VA	Huntington VA Real Strategies Fund1
JPMorgan Insurance Trust Core Bond Portfolio	SCSM Ibbotson Growth Fund	SCSM Lord Abbett Growth & Income Fund	Columbia Variable Portfolio - Marsico International Opportunities Fund	PIMCO All Asset Portfolio
MFS® Research Bond Series	BlackRock Global Allocation V.I. Fund	SCSM Goldman Sachs Mid Cap Value Fund	Fidelity® Variable Insurance Products III - Mid Cap Portfolio	Templeton Global Bond Securities Fund
	Huntington VA Balanced Fund1	SCSM BlackRock Large Cap Index Fund	MFS® International Growth Portfolio
	PIMCO Global Multi-Asset Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	SCSM WMC Large Cap Growth Fund
	MFS® Global Tactical Allocation Portfolio	Putnam VT Equity Income Fund	Columbia Variable Portfolio - Marsico Growth Fund
	AllianceBernstein Dynamic Asset Allocation Portfolio		Columbia Variable Portfolio - Marsico 21st Century Fund
	Putnam VT Absolute Return 500 Fund		Huntington VA Growth Fund1
Huntington VA Marco 100 Fund1
Huntington VA Mid Corp America Fund1
Huntington VA International Equity Fund1
Huntington VA Situs Fund1
SCSM WMC Blue Chip Mid Cap Fund
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio
Invesco Van Kampen V.I. Mid Cap Value Fund
AllianceBernstein International Growth Portfolio
Fidelity® Variable Insurance Products Fund II - Contrafund® Portfolio
SCSM AllianceBernstein International Value Fund
SCSM Columbia Small Cap Value Fund

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	20% to 70%	0% to 50%	0% to 30%	0% to 10%
SCSM Invesco Small Cap Growth Fund
SCSM BlackRock International Index Fund
AllianceBernstein Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO EqS Pathfinder Portfolio
MFS® Growth Portfolio
Universal Institutional Funds Inc. - Growth Portfolio

1 Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased after February 16, 2009, and prior to August 17, 2009, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%
Sun Capital Investment Grade Bond Fund®	AllianceBernstein Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund - Fundamental Equity Portfolio	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
MFS® Government Securities Portfolio	Fidelity® Variable Insurance Products III - Balanced Portfolio	MFS® Value Portfolio	SCSM BlackRock Small Cap Index Fund	PIMCO Emerging Markets Bond Portfolio
MFS® Bond Portfolio	Franklin Income Securities Fund	Invesco Van Kampen V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Global Real Estate Fund
Huntington VA Mortgage Securities Fund1	MFS® Total Return Portfolio	Mutual Shares Securities Fund	Lord Abbett Series Fund - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
Sun Capital Money Market Fund®	Oppenheimer Balanced Fund/VA	MFS® Utilities Portfolio	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
SCSM Goldman Sachs Short Duration Fund	Invesco Van Kampen V.I. Equity and Income Fund	MFS® Core Equity Portfolio	MFS® Research International Portfolio	SCSM PIMCO High Yield Fund
SCSM PIMCO Total Return Fund	Fidelity® Variable Insurance Products Fund IV - Freedom 2015 Portfolio	SCSM Davis Venture Value Fund	Templeton Growth Securities Fund	Lazard Retirement Emerging Markets Equity Portfolio
SCSM BlackRock Inflation Protected Bond Fund	Fidelity® Variable Insurance Products Fund IV - Freedom 2020 Portfolio	Huntington VA Dividend Capture Fund1	First Eagle Overseas Variable Fund	Huntington VA Rotating Markets Fund1
Wells Fargo Variable Trust - VT Total Return Bond Fund	SCSM Ibbotson Balanced Fund	Huntington VA Income Equity Fund1	Oppenheimer Global Securities/VA	Huntington VA Real Strategies Fund1
JPMorgan Insurance Trust Core Bond Portfolio	SCSM Ibbotson Conservative Fund	SCSM Lord Abbett Growth & Income Fund	Columbia Variable Portfolio - Marsico International Opportunities Fund	PIMCO All Asset Portfolio
MFS® Research Bond Series	SCSM Ibbotson Growth Fund	SCSM Goldman Sachs Mid Cap Value Fund	Fidelity® Variable Insurance Products III - Mid Cap Portfolio	Templeton Global Bond Securities Fund
	BlackRock Global Allocation V.I. Fund	SCSM BlackRock Large Cap Index Fund	MFS® International Growth Portfolio
	Huntington VA Balanced Fund1	JPMorgan Insurance Trust U.S. Equity Portfolio	SCSM WMC Large Cap Growth Fund
	PIMCO Global Multi-Asset Portfolio	Putnam VT Equity Income Fund	Columbia Variable Portfolio - Marsico Growth Fund
	MFS® Global Tactical Allocation Portfolio		Columbia Variable Portfolio - Marsico 21st Century Fund
	AllianceBernstein Dynamic Asset Allocation Portfolio		Huntington VA Growth Fund1
	Putnam VT Absolute Return 500 Fund		Huntington VA Marco 100 Fund1
Huntington VA Mid Corp America Fund1
Huntington VA International Equity Fund1
Huntington VA Situs Fund1
SCSM WMC Blue Chip Mid Cap Fund
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio
Invesco Van Kampen V.I. Mid Cap Value Fund
AllianceBernstein International Growth Portfolio
Fidelity® Variable Insurance Products Fund II - Contrafund® Portfolio
SCSM AllianceBernstein International Value Fund
SCSM Columbia Small Cap Value Fund

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%
SCSM Invesco Small Cap Growth Fund
SCSM BlackRock International Index Fund
AllianceBernstein Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO EqS Pathfinder Portfolio
MFS® Growth Portfolio
Universal Institutional Funds Inc. - Growth Portfolio

1 Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased prior to February 17, 2009, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%
PIMCO Total Return Portfolio7	AllianceBernstein Balanced Wealth Strategy Portfolio8	Lord Abbett Series Fund - Fundamental Equity Portfolio	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
Sun Capital Investment Grade Bond Fund®	Fidelity® Variable Insurance Products III - Balanced Portfolio	MFS® Value Portfolio	SCSM BlackRock Small Cap Index Fund	MFS® High Yield Portfolio6
MFS® Government Securities Portfolio	Franklin Income Securities Fund	Invesco Van Kampen V.I. Comstock Fund	MFS® Growth Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Bond Portfolio	Franklin Templeton Founding Funds Allocation Fund8	Mutual Shares Securities Fund	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Global Real Estate Fund
PIMCO Real Return Portfolio7	MFS® Total Return Portfolio	MFS® Utilities Portfolio	Lord Abbett Series Fund - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
Huntington VA Mortgage Securities Fund5	Oppenheimer Balanced Fund/VA	MFS® Blended Research® Core Equity Portfolio2	Oppenheimer Main Street Small- & Mid-Cap Fund/VA2	Templeton Developing Markets Securities Fund6
MFS® Money Market Portfolio6,8	Invesco Van Kampen V.I. Equity and Income Fund8	MFS® Global Research Portfolio2	MFS® New Discovery Portfolio2	MFS® Emerging Markets Equity Portfolio
Sun Capital Money Market Fund®	Fidelity® Variable Insurance Products Fund IV - Freedom 2010 Portfolio7	MFS® Core Equity Portfolio	MFS® Mass Investors Growth Stock Portfolio2	MFS® Strategic Income Portfolio1
SCSM Goldman Sachs Short Duration Fund8	Fidelity® Variable Insurance Products Fund IV - Freedom 2015 Portfolio	SCSM Davis Venture Value Fund	MFS® International Value Portfolio	SCSM PIMCO High Yield Fund8
SCSM PIMCO Total Return Fund8	Fidelity® Variable Insurance Products Fund IV - Freedom 2020 Portfolio	Oppenheimer Main St. Fund®/VA7	Templeton Foreign Securities Fund6	Lazard Retirement Emerging Markets Equity Portfolio8
SCSM BlackRock Inflation Protected Bond Fund8	SCSM Ibbotson Balanced Fund8	Huntington VA Dividend Capture Fund5	MFS® Research International Portfolio	Huntington VA Rotating Markets Fund5
Wells Fargo Variable Trust - VT Total Return Bond Fund8	SCSM Ibbotson Conservative Fund8	Huntington VA Income Equity Fund5	Templeton Growth Securities Fund	Huntington VA Real Strategies Fund5
JPMorgan Insurance Trust Core Bond Portfolio8	SCSM Ibbotson Growth Fund8	SCSM Lord Abbett Growth & Income Fund8	First Eagle Overseas Variable Fund	PIMCO All Asset Portfolio6
MFS® Research Bond Series8	BlackRock Global Allocation V.I. Fund8	SCSM Goldman Sachs Mid Cap Value Fund8	Oppenheimer Global Securities/VA	Templeton Global Bond Securities Fund8
	Huntington VA Balanced Fund5	SCSM BlackRock Large Cap Index Fund	Columbia Variable Portfolio - Marsico International Opportunities Fund
	PIMCO Global Multi-Asset Portfolio8	JPMorgan Insurance Trust U.S. Equity Portfolio8	Fidelity® Variable Insurance Products III - Mid Cap Portfolio
	MFS® Global Tactical Allocation Portfolio8	Putnam VT Equity Income Fund8	Wanger USA3
	AllianceBernstein Dynamic Asset Allocation Portfolio8		Wanger Select3
	Putnam VT Absolute Return 500 Fund8		Columbia Variable Portfolio - Small Cap Value Fund3
MFS® International Growth Portfolio
SCSM WMC Large Cap Growth Fund7
Columbia Variable Portfolio - Marsico Growth Fund4
Columbia Variable Portfolio - Marsico 21st Century Fund4
MFS® Mid Cap Growth Portfolio1
MFS® Global Growth Portfolio1
Huntington VA Growth Fund5
Huntington VA Marco 100 Fund5
Huntington VA Mid Corp America Fund5

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%
Huntington VA International Equity Fund5
Huntington VA Situs Fund5
SCSM WMC Blue Chip Mid Cap Fund8
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio8
Invesco Van Kampen V.I. Mid Cap Value Fund8
AllianceBernstein International Growth Portfolio8
AllianceBernstein International Value Portfolio7, 8
Fidelity® Variable Insurance Products Fund II - Contrafund® Portfolio8
SCSM AllianceBernstein International Value Fund8
SCSM Columbia Small Cap Value Fund8
SCSM Invesco Small Cap Growth Fund8
SCSM BlackRock International Index Fund8
AllianceBernstein Small/Mid Cap Value Portfolio8
Invesco V.I. International Growth Fund8
PIMCO EqS Pathfinder Portfolio8
Universal Institutional Funds Inc. - Growth Portfolio8

1	Only available if you purchased your Contract before February 2, 2004.
2	Only available if you purchased your Contract before March 5, 2007.
3	Only available if you purchased your Contract through a Bank of America representative before April 22, 2007.
4
Only B Class shares available if you purchased your Contract on or after March 5, 2007. Only A Class shares available if you purchased your Contract through a Bank of America representative before March 5, 2007.

5	Only available if you purchased your Contract through a Huntington Bank representative.
6	Only available if you purchased your Contract before March 10, 2008.
7	Only available if you purchased your Contract before October 20, 2008.
8	Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

APPENDIX S -
CONDENSED FINANCIAL INFORMATION

The following information for SUN LIFE FINANCIAL MASTERS CHOICE should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown.
Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

AllianceBernstein Dynamic Asset Allocation Portfolio, Class B	01	2011	10.0000	9.4171	151,189

	02	2011	10.0000	9.4044	12,029

	03	2011	10.0000	9.4012	0

	04	2011	10.0000	9.3917	1,453

	05	2011	10.0000	9.3886	0

	06	2011	10.0000	9.3790	0

	07	2011	10.0000	9.3759	0

	08	2011	10.0000	9.3631	0

AllianceBernstein International Growth Portfolio, Class B	01	2011	8.6813	7.1901	227,146
	01	2010	7.8146	8.6813	228,283
	01	2009	5.6893	7.8146	156,637
	01	2008	10.0000	5.6893	24,471

	02	2011	8.6319	7.1347	30,979
	02	2010	7.7859	8.6319	23,083
	02	2009	5.6799	7.7859	25,040
	02	2008	10.0000	5.6799	2,676

	03	2011	8.6196	7.1209	0
	03	2010	7.7788	8.6196	413
	03	2009	5.6775	7.7788	424
	03	2008	10.0000	5.6775	1,599

	04	2011	8.5826	7.0796	34,973
	04	2010	7.7573	8.5826	56,850
	04	2009	5.6705	7.7573	90,642
	04	2008	10.0000	5.6705	1,244

	05	2011	8.5704	7.0659	0
	05	2010	7.7501	8.5704	0
	05	2009	5.6681	7.7501	0
	05	2008	10.0000	5.6681	0

	06	2011	8.5337	7.0249	0
	06	2010	7.7287	8.5337	0
	06	2009	5.6611	7.7287	0
	06	2008	10.0000	5.6611	0

	07	2011	8.5214	7.0112	0
	07	2010	7.7215	8.5214	0
	07	2009	5.6587	7.7215	0
	07	2008	10.0000	5.6587	0

	08	2011	8.4725	6.9568	0
	08	2010	7.6929	8.4725	0
	08	2009	5.6493	7.6929	0
	08	2008	10.0000	5.6493	0

AllianceBernstein Small/Mid Cap Value Portfolio, Class B	01	2011	10.0000	10.4942	2,508

	02	2011	10.0000	10.4883	0

	03	2011	10.0000	10.4868	0

	04	2011	10.0000	10.4823	0

	05	2011	10.0000	10.4808	0

	06	2011	10.0000	10.4764	0

	07	2011	10.0000	10.4749	0

	08	2011	10.0000	10.4689	0

AllianceBernstein Balanced Wealth Strategy Portfolio, Class B	01	2011	10.2047	9.7596	1,169,975
	01	2010	9.3786	10.2047	1,167,375
	01	2009	7.6391	9.3786	925,513
	01	2008	10.0000	7.6391	169,387

	02	2011	10.1467	9.6844	133,245
	02	2010	9.3442	10.1467	139,590
	02	2009	7.6265	9.3442	142,588
	02	2008	10.0000	7.6265	48,692

	03	2011	10.1322	9.6657	1,800
	03	2010	9.3356	10.1322	1,800
	03	2009	7.6234	9.3356	1,805
	03	2008	10.0000	7.6234	1,432

	04	2011	10.0889	9.6097	118,047
	04	2010	9.3099	10.0889	127,577
	04	2009	7.6139	9.3099	65,985
	04	2008	10.0000	7.6139	23,975

	05	2011	10.0745	9.5912	0
	05	2010	9.3013	10.0745	0
	05	2009	7.6108	9.3013	0
	05	2008	10.0000	7.6108	0

	06	2011	10.0312	9.5354	635
	06	2010	9.2755	10.0312	635
	06	2009	7.6014	9.2755	636
	06	2008	10.0000	7.6014	637

	07	2011	10.0168	9.5169	0
	07	2010	9.2670	10.0168	0
	07	2009	7.5982	9.2670	0
	07	2008	10.0000	7.5982	0

	08	2011	9.9594	9.4431	0
	08	2010	9.2327	9.9594	0
	08	2009	7.5856	9.2327	0
	08	2008	10.0000	7.5856	0

AllianceBernstein International Growth Portfolio, Class B	01	2011	7.3430	5.8359	2,051,541
	01	2010	7.1366	7.3430	2,018,655
	01	2009	5.3843	7.1366	2,081,473
	01	2008	10.0000	5.3843	2,162,561

	02	2011	7.3012	5.7909	595,860
	02	2010	7.1104	7.3012	592,227
	02	2009	5.3754	7.1104	621,909
	02	2008	10.0000	5.3754	622,099

	03	2011	7.2908	5.7797	24,214
	03	2010	7.1038	7.2908	27,441
	03	2009	5.3732	7.1038	25,859
	03	2008	10.0000	5.3732	24,890

	04	2011	7.2595	5.7462	138,453
	04	2010	7.0842	7.2595	152,997
	04	2009	5.3665	7.0842	190,329
	04	2008	10.0000	5.3665	182,423

	05	2011	7.2492	5.7351	0
	05	2010	7.0776	7.2492	0
	05	2009	5.3643	7.0776	0
	05	2008	10.0000	5.3643	223

	06	2011	7.2181	5.7017	14,411
	06	2010	7.0580	7.2181	19,448
	06	2009	5.3576	7.0580	11,588
	06	2008	10.0000	5.3576	0

	07	2011	7.2077	5.6906	3,698
	07	2010	7.0515	7.2077	3,563
	07	2009	5.3554	7.0515	3,466
	07	2008	10.0000	5.3554	1,344

	08	2011	7.1663	5.6464	0
	08	2010	7.0254	7.1663	0
	08	2009	5.3465	7.0254	0
	08	2008	10.0000	5.3465	0

BlackRock Global Allocation V.I. Fund, Class III	01	2011	13.0169	12.3741	8,990,137
	01	2010	12.0216	13.0169	8,840,857
	01	2009	10.0780	12.0216	5,773,377
	01	2008	10.0000	10.0780	219,754

	02	2011	12.9591	12.2942	1,506,728
	02	2010	11.9924	12.9591	1,458,457
	02	2009	10.0740	11.9924	1,353,560
	02	2008	10.0000	10.0740	79,394

	03	2011	12.9446	12.2742	32,522
	03	2010	11.9851	12.9446	33,317
	03	2009	10.0730	11.9851	22,461
	03	2008	10.0000	10.0730	4,383

	04	2011	12.9013	12.2146	1,147,694
	04	2010	11.9633	12.9013	1,083,082
	04	2009	10.0700	11.9633	440,378
	04	2008	10.0000	10.0700	26,597

	05	2011	12.8870	12.1948	2,251
	05	2010	11.9560	12.8870	2,251
	05	2009	10.0690	11.9560	0
	05	2008	10.0000	10.0690	0

	06	2011	12.8437	12.1354	55,576
	06	2010	11.9341	12.8437	10,898
	06	2009	10.0659	11.9341	0
	06	2008	10.0000	10.0659	0

	07	2011	12.8293	12.1156	3,473
	07	2010	11.9268	12.8293	649
	07	2009	10.0649	11.9268	776
	07	2008	10.0000	10.0649	0

	08	2011	12.7718	12.0367	0
	08	2010	11.8977	12.7718	0
	08	2009	10.0608	11.8977	0
	08	2008	10.0000	10.0608	0

Columbia Variable Portfolio - Marsico Growth Fund, Class 1	01	2011	11.9199	11.4489	0
	01	2010	9.9408	11.9199	0
	01	2009	7.9557	9.9408	0
	01	2008	13.3190	7.9557	0
	01	2007	11.4935	13.3190	0
	01	2006	10.9813	11.4935	4,522
	01	2005	10.0000	10.9813	0

	02	2011	11.7808	11.2923	0
	02	2010	9.8447	11.7808	0
	02	2009	7.8948	9.8447	0
	02	2008	13.2440	7.8948	0
	02	2007	11.4522	13.2440	0
	02	2006	10.9640	11.4522	0
	02	2005	10.0000	10.9640	0

	03	2011	11.7463	11.2535	0
	03	2010	9.8209	11.7463	0
	03	2009	7.8796	9.8209	0
	03	2008	13.2254	7.8796	0
	03	2007	11.4418	13.2254	0
	03	2006	10.9596	11.4418	0
	03	2005	10.0000	10.9596	0

	04	2011	11.6431	11.1377	1,742
	04	2010	9.7494	11.6431	1,742
	04	2009	7.8342	9.7494	1,742
	04	2008	13.1694	7.8342	6,344
	04	2007	11.4109	13.1694	6,420
	04	2006	10.9467	11.4109	6,472
	04	2005	10.0000	10.9467	4,598

	05	2011	11.6090	11.0995	0
	05	2010	9.7258	11.6090	0
	05	2009	7.8192	9.7258	0
	05	2008	13.1508	7.8192	0
	05	2007	11.4006	13.1508	0
	05	2006	10.9423	11.4006	0
	05	2005	10.0000	10.9423	0

	06	2011	11.5067	10.9849	0
	06	2010	9.6549	11.5067	0
	06	2009	7.7741	9.6549	0
	06	2008	13.0950	7.7741	0
	06	2007	11.3697	13.0950	0
	06	2006	10.9293	11.3697	0
	06	2005	10.0000	10.9293	0

	07	2011	11.4728	10.9469	0
	07	2010	9.6313	11.4728	0
	07	2009	7.7591	9.6313	0
	07	2008	13.0765	7.7591	0
	07	2007	11.3594	13.0765	0
	07	2006	10.9250	11.3594	0
	07	2005	10.0000	10.9250	0

	08	2011	11.3379	10.7962	0
	08	2010	9.5375	11.3379	0
	08	2009	7.6992	9.5375	0
	08	2008	13.0023	7.6992	0
	08	2007	11.3183	13.0023	0
	08	2006	10.9076	11.3183	0
	08	2005	10.0000	10.9076	0

Columbia Variable Portfolio - Marsico Growth Fund, Class 2	01	2011	10.4978	10.0631	406,851
	01	2010	8.7754	10.4978	373,737
	01	2009	7.0418	8.7754	322,801
	01	2008	11.8174	7.0418	111,293
	01	2007	10.0000	11.8174	46,928

	02	2011	10.4165	9.9650	123,574
	02	2010	8.7251	10.4165	134,359
	02	2009	7.0157	8.7251	98,828
	02	2008	11.7977	7.0157	100,363
	02	2007	10.0000	11.7977	23,053

	03	2011	10.3963	9.9406	1,998
	03	2010	8.7126	10.3963	2,058
	03	2009	7.0092	8.7126	2,348
	03	2008	11.7927	7.0092	1,644
	03	2007	10.0000	11.7927	1,188

	04	2011	10.3358	9.8677	58,173
	04	2010	8.6751	10.3358	55,880
	04	2009	6.9897	8.6751	49,231
	04	2008	11.7779	6.9897	29,136
	04	2007	10.0000	11.7779	12,583

	05	2011	10.3158	9.8436	0
	05	2010	8.6627	10.3158	0
	05	2009	6.9832	8.6627	0
	05	2008	11.7730	6.9832	0
	05	2007	10.0000	11.7730	0

	06	2011	10.2555	9.7712	0
	06	2010	8.6252	10.2555	0
	06	2009	6.9637	8.6252	0
	06	2008	11.7582	6.9637	0
	06	2007	10.0000	11.7582	0

	07	2011	10.2355	9.7471	0
	07	2010	8.6128	10.2355	0
	07	2009	6.9571	8.6128	0
	07	2008	11.7532	6.9571	0
	07	2007	10.0000	11.7532	0

	08	2011	10.1557	9.6514	0
	08	2010	8.5631	10.1557	0
	08	2009	6.9312	8.5631	0
	08	2008	11.7334	6.9312	0
	08	2007	10.0000	11.7334	0

Columbia Variable Portfolio - Small Cap Value Fund, Class 2	01	2011	13.1553	12.1824	0
	01	2010	10.5447	13.1553	0
	01	2009	8.5515	10.5447	0
	01	2008	12.0662	8.5515	0
	01	2007	12.5560	12.0662	0
	01	2006	10.6627	12.5560	0
	01	2005	10.0000	10.6627	0

	02	2011	13.0018	12.0158	0
	02	2010	10.4427	13.0018	0
	02	2009	8.4860	10.4427	0
	02	2008	11.9984	8.4860	0
	02	2007	12.5109	11.9984	546
	02	2006	10.6459	12.5109	546
	02	2005	10.0000	10.6459	546

	03	2011	12.9637	11.9745	0
	03	2010	10.4174	12.9637	0
	03	2009	8.4697	10.4174	0
	03	2008	11.9814	8.4697	0
	03	2007	12.4996	11.9814	0
	03	2006	10.6417	12.4996	0
	03	2005	10.0000	10.6417	0

	04	2011	12.8497	11.8512	0
	04	2010	10.3416	12.8497	0
	04	2009	8.4209	10.3416	0
	04	2008	11.9307	8.4209	0
	04	2007	12.4658	11.9307	0
	04	2006	10.6291	12.4658	0
	04	2005	10.0000	10.6291	0

	05	2011	12.8121	11.8104	0
	05	2010	10.3165	12.8121	0
	05	2009	8.4048	10.3165	0
	05	2008	11.9139	8.4048	0
	05	2007	12.4546	11.9139	0
	05	2006	10.6249	12.4546	0
	05	2005	10.0000	10.6249	0

	06	2011	12.6992	11.6886	0
	06	2010	10.2413	12.6992	0
	06	2009	8.3563	10.2413	0
	06	2008	11.8633	8.3563	0
	06	2007	12.4208	11.8633	0
	06	2006	10.6123	12.4208	0
	06	2005	10.0000	10.6123	0

	07	2011	12.6617	11.6481	0
	07	2010	10.2163	12.6617	0
	07	2009	8.3401	10.2163	0
	07	2008	11.8465	8.3401	0
	07	2007	12.4096	11.8465	0
	07	2006	10.6081	12.4096	0
	07	2005	10.0000	10.6081	0

	08	2011	12.5129	11.4877	0
	08	2010	10.1168	12.5129	0
	08	2009	8.2758	10.1168	0
	08	2008	11.7794	8.2758	0
	08	2007	12.3646	11.7794	0
	08	2006	10.5912	12.3646	0
	08	2005	10.0000	10.5912	0

Columbia Variable Portfolio - Marsico 21st Century Fund, Class 1	01	2011	12.7016	11.0355	0
	01	2010	10.9659	12.7016	0
	01	2009	8.7482	10.9659	0
	01	2008	15.7150	8.7482	4,233
	01	2007	13.3554	15.7150	4,326
	01	2006	11.3055	13.3554	3,985
	01	2005	10.0000	11.3055	0

	02	2011	12.5534	10.8846	0
	02	2010	10.8599	12.5534	0
	02	2009	8.6812	10.8599	0
	02	2008	15.6266	8.6812	0
	02	2007	13.3074	15.6266	0
	02	2006	11.2877	13.3074	0
	02	2005	10.0000	11.2877	0

	03	2011	12.5166	10.8472	0
	03	2010	10.8336	12.5166	0
	03	2009	8.6646	10.8336	0
	03	2008	15.6046	8.6646	0
	03	2007	13.2954	15.6046	0
	03	2006	11.2832	13.2954	0
	03	2005	10.0000	11.2832	0

	04	2011	12.4066	10.7355	0
	04	2010	10.7547	12.4066	0
	04	2009	8.6147	10.7547	0
	04	2008	15.5385	8.6147	0
	04	2007	13.2595	15.5385	0
	04	2006	11.2698	13.2595	0
	04	2005	10.0000	11.2698	0

	05	2011	12.3702	10.6986	0
	05	2010	10.7286	12.3702	0
	05	2009	8.5981	10.7286	0
	05	2008	15.5166	8.5981	0
	05	2007	13.2475	15.5166	0
	05	2006	11.2654	13.2475	0
	05	2005	10.0000	11.2654	0

	06	2011	12.2612	10.5882	0
	06	2010	10.6504	12.2612	0
	06	2009	8.5485	10.6504	0
	06	2008	15.4508	8.5485	0
	06	2007	13.2116	15.4508	0
	06	2006	11.2520	13.2116	0
	06	2005	10.0000	11.2520	0

	07	2011	12.2250	10.5515	0
	07	2010	10.6244	12.2250	0
	07	2009	8.5319	10.6244	0
	07	2008	15.4288	8.5319	0
	07	2007	13.1996	15.4288	0
	07	2006	11.2475	13.1996	0
	07	2005	10.0000	11.2475	0

	08	2011	12.0813	10.4062	0
	08	2010	10.5209	12.0813	0
	08	2009	8.4662	10.5209	0
	08	2008	15.3414	8.4662	0
	08	2007	13.1519	15.3414	0
	08	2006	11.2297	13.1519	0
	08	2005	10.0000	11.2297	0

Columbia Variable Portfolio - Marsico 21st Century Fund, Class 2	01	2011	9.7642	8.4658	2,163,282
	01	2010	8.4507	9.7642	2,292,426
	01	2009	6.7559	8.4507	2,575,841
	01	2008	12.1788	6.7559	2,610,336
	01	2007	10.0000	12.1788	743,740

	02	2011	9.6886	8.3832	637,644
	02	2010	8.4023	9.6886	670,248
	02	2009	6.7308	8.4023	759,663
	02	2008	12.1584	6.7308	774,593
	02	2007	10.0000	12.1584	271,772

	03	2011	9.6698	8.3627	35,635
	03	2010	8.3902	9.6698	37,944
	03	2009	6.7246	8.3902	48,077
	03	2008	12.1534	6.7246	51,839
	03	2007	10.0000	12.1534	22,309

	04	2011	9.6135	8.3013	259,144
	04	2010	8.3541	9.6135	338,655
	04	2009	6.7058	8.3541	363,803
	04	2008	12.1381	6.7058	347,563
	04	2007	10.0000	12.1381	207,834

	05	2011	9.5948	8.2810	0
	05	2010	8.3421	9.5948	0
	05	2009	6.6996	8.3421	0
	05	2008	12.1330	6.6996	0
	05	2007	10.0000	12.1330	0

	06	2011	9.5388	8.2201	24,396
	06	2010	8.3061	9.5388	24,480
	06	2009	6.6809	8.3061	464
	06	2008	12.1177	6.6809	621
	06	2007	10.0000	12.1177	750

	07	2011	9.5201	8.1998	2,189
	07	2010	8.2940	9.5201	5,966
	07	2009	6.6746	8.2940	2,363
	07	2008	12.1126	6.6746	4,446
	07	2007	10.0000	12.1126	1,738

	08	2011	9.4459	8.1193	0
	08	2010	8.2462	9.4459	0
	08	2009	6.6497	8.2462	0
	08	2008	12.0922	6.6497	0
	08	2007	10.0000	12.0922	0

Columbia Variable Portfolio - Marsico International Opportunities Fund, Class 2	01	2011	13.3286	11.0208	156,757
	01	2010	11.8797	13.3286	149,247
	01	2009	8.7297	11.8797	122,598
	01	2008	17.1795	8.7297	111,231
	01	2007	14.5525	17.1795	51,832
	01	2006	11.9712	14.5525	7,332
	01	2005	10.0000	11.9712	0

	02	2011	13.1731	10.8701	55,916
	02	2010	11.7648	13.1731	60,636
	02	2009	8.6629	11.7648	82,032
	02	2008	17.0829	8.6629	39,285
	02	2007	14.5002	17.0829	16,138
	02	2006	11.9523	14.5002	570
	02	2005	10.0000	11.9523	570

	03	2011	13.1345	10.8327	9,314
	03	2010	11.7363	13.1345	8,171
	03	2009	8.6462	11.7363	12,908
	03	2008	17.0588	8.6462	13,744
	03	2007	14.4872	17.0588	4,916
	03	2006	11.9476	14.4872	0
	03	2005	10.0000	11.9476	0

	04	2011	13.0191	10.7212	40,937
	04	2010	11.6510	13.0191	74,630
	04	2009	8.5964	11.6510	151,816
	04	2008	16.9866	8.5964	63,512
	04	2007	14.4480	16.9866	43,700
	04	2006	11.9335	14.4480	0
	04	2005	10.0000	11.9335	0

	05	2011	12.9809	10.6844	0
	05	2010	11.6227	12.9809	0
	05	2009	8.5799	11.6227	0
	05	2008	16.9627	8.5799	0
	05	2007	14.4350	16.9627	0
	05	2006	11.9287	14.4350	0
	05	2005	10.0000	11.9287	0

	06	2011	12.8666	10.5741	11,979
	06	2010	11.5380	12.8666	12,049
	06	2009	8.5304	11.5380	340
	06	2008	16.8907	8.5304	456
	06	2007	14.3959	16.8907	551
	06	2006	11.9146	14.3959	0
	06	2005	10.0000	11.9146	0

	07	2011	12.8286	10.5375	0
	07	2010	11.5098	12.8286	1,567
	07	2009	8.5139	11.5098	3,298
	07	2008	16.8668	8.5139	2,875
	07	2007	14.3828	16.8668	0
	07	2006	11.9099	14.3828	0
	07	2005	10.0000	11.9099	0

	08	2011	12.6779	10.3924	0
	08	2010	11.3977	12.6779	0
	08	2009	8.4483	11.3977	0
	08	2008	16.7712	8.4483	0
	08	2007	14.3308	16.7712	0
	08	2006	11.8909	14.3308	0
	08	2005	10.0000	11.8909	0

Fidelity VIP Balanced Portfolio, Service Class 2	01	2011	11.0801	10.5126	1,209,924
	01	2010	9.5380	11.0801	1,117,930
	01	2009	6.9898	9.5380	905,140
	01	2008	10.7604	6.9898	373,653
	01	2007	10.0000	10.7604	108,415

	02	2011	10.9943	10.4101	155,666
	02	2010	9.4834	10.9943	161,656
	02	2009	6.9639	9.4834	155,439
	02	2008	10.7424	6.9639	52,377
	02	2007	10.0000	10.7424	28,515

	03	2011	10.9730	10.3847	2,618
	03	2010	9.4698	10.9730	2,743
	03	2009	6.9575	9.4698	1,961
	03	2008	10.7379	6.9575	1,677
	03	2007	10.0000	10.7379	1,314

	04	2011	10.9091	10.3085	160,503
	04	2010	9.4290	10.9091	258,227
	04	2009	6.9381	9.4290	173,317
	04	2008	10.7244	6.9381	18,261
	04	2007	10.0000	10.7244	687

	05	2011	10.8879	10.2833	0
	05	2010	9.4155	10.8879	0
	05	2009	6.9316	9.4155	0
	05	2008	10.7199	6.9316	0
	05	2007	10.0000	10.7199	0

	06	2011	10.8244	10.2076	0
	06	2010	9.3748	10.8244	0
	06	2009	6.9123	9.3748	0
	06	2008	10.7064	6.9123	0
	06	2007	10.0000	10.7064	0

	07	2011	10.8032	10.1825	0
	07	2010	9.3613	10.8032	0
	07	2009	6.9058	9.3613	0
	07	2008	10.7019	6.9058	0
	07	2007	10.0000	10.7019	0

	08	2011	10.7190	10.0825	0
	08	2010	9.3073	10.7190	0
	08	2009	6.8800	9.3073	0
	08	2008	10.6838	6.8800	0
	08	2007	10.0000	10.6838	0

Fidelity VIP Contrafund Portfolio, Service Class 2	01	2011	10.2908	9.8695	4,086,219
	01	2010	8.9214	10.2908	4,176,868
	01	2009	6.6758	8.9214	3,880,415
	01	2008	10.0000	6.6758	1,027,144

	02	2011	10.2323	9.7935	798,346
	02	2010	8.8887	10.2323	875,678
	02	2009	6.6647	8.8887	921,751
	02	2008	10.0000	6.6647	322,866

	03	2011	10.2177	9.7746	37,859
	03	2010	8.8805	10.2177	43,580
	03	2009	6.6620	8.8805	42,699
	03	2008	10.0000	6.6620	12,712

	04	2011	10.1739	9.7179	322,231
	04	2010	8.8560	10.1739	332,838
	04	2009	6.6537	8.8560	251,710
	04	2008	10.0000	6.6537	56,754

	05	2011	10.1594	9.6992	0
	05	2010	8.8478	10.1594	0
	05	2009	6.6510	8.8478	0
	05	2008	10.0000	6.6510	0

	06	2011	10.1158	9.6428	0
	06	2010	8.8233	10.1158	0
	06	2009	6.6427	8.8233	0
	06	2008	10.0000	6.6427	0

	07	2011	10.1013	9.6240	2,458
	07	2010	8.8151	10.1013	0
	07	2009	6.6399	8.8151	4,146
	07	2008	10.0000	6.6399	0

	08	2011	10.0434	9.5493	0
	08	2010	8.7825	10.0434	0
	08	2009	6.6289	8.7825	0
	08	2008	10.0000	6.6289	0

Fidelity VIP Freedom 2010 Portfolio, Service Class 2	01	2011	11.9562	11.7447	53,920
	01	2010	10.7687	11.9562	68,306
	01	2009	8.8065	10.7687	102,816
	01	2008	11.9301	8.8065	163,253
	01	2007	11.1547	11.9301	92,175
	01	2006	10.3184	11.1547	20,798
	01	2005	10.0000	10.3184	23,604

	02	2011	11.8314	11.5986	19,129
	02	2010	10.6780	11.8314	55,544
	02	2009	8.7500	10.6780	61,215
	02	2008	11.8777	8.7500	69,902
	02	2007	11.1285	11.8777	9,761
	02	2006	10.3150	11.1285	1,017
	02	2005	10.0000	10.3150	0

	03	2011	11.8004	11.5624	0
	03	2010	10.6554	11.8004	0
	03	2009	8.7359	10.6554	0
	03	2008	11.8646	8.7359	0
	03	2007	11.1219	11.8646	0
	03	2006	10.3141	11.1219	0
	03	2005	10.0000	10.3141	0

	04	2011	11.7077	11.4541	3,359
	04	2010	10.5878	11.7077	3,301
	04	2009	8.6938	10.5878	3,375
	04	2008	11.8255	8.6938	258
	04	2007	11.1022	11.8255	0
	04	2006	10.3115	11.1022	0
	04	2005	10.0000	10.3115	0

	05	2011	11.6770	11.4183	0
	05	2010	10.5654	11.6770	0
	05	2009	8.6798	10.5654	0
	05	2008	11.8125	8.6798	0
	05	2007	11.0957	11.8125	0
	05	2006	10.3107	11.0957	0
	05	2005	10.0000	10.3107	0

	06	2011	11.5851	11.3111	0
	06	2010	10.4982	11.5851	0
	06	2009	8.6378	10.4982	0
	06	2008	11.7734	8.6378	0
	06	2007	11.0760	11.7734	0
	06	2006	10.3081	11.0760	0
	06	2005	10.0000	10.3081	0

	07	2011	11.5545	11.2755	0
	07	2010	10.4759	11.5545	0
	07	2009	8.6238	10.4759	0
	07	2008	11.7604	8.6238	0
	07	2007	11.0694	11.7604	0
	07	2006	10.3072	11.0694	0
	07	2005	10.0000	10.3072	0

	08	2011	11.4331	11.1343	0
	08	2010	10.3870	11.4331	0
	08	2009	8.5681	10.3870	0
	08	2008	11.7084	8.5681	0
	08	2007	11.0432	11.7084	0
	08	2006	10.3038	11.0432	0
	08	2005	10.0000	10.3038	0

Fidelity VIP Freedom 2015 Portfolio, Service Class 2	01	2011	12.0346	11.8112	474,181
	01	2010	10.8162	12.0346	475,793
	01	2009	8.7698	10.8162	427,432
	01	2008	12.2281	8.7698	245,559
	01	2007	11.3650	12.2281	93,010
	01	2006	10.3936	11.3650	25,678
	01	2005	10.0000	10.3936	486

	02	2011	11.9090	11.6642	167,439
	02	2010	10.7250	11.9090	163,783
	02	2009	8.7136	10.7250	171,071
	02	2008	12.1744	8.7136	98,883
	02	2007	11.3382	12.1744	150,937
	02	2006	10.3902	11.3382	40,737
	02	2005	10.0000	10.3902	0

	03	2011	11.8778	11.6278	723
	03	2010	10.7023	11.8778	737
	03	2009	8.6995	10.7023	125
	03	2008	12.1611	8.6995	0
	03	2007	11.3316	12.1611	0
	03	2006	10.3893	11.3316	0
	03	2005	10.0000	10.3893	0

	04	2011	11.7845	11.5189	65,371
	04	2010	10.6344	11.7845	74,574
	04	2009	8.6576	10.6344	35,519
	04	2008	12.1209	8.6576	24,058
	04	2007	11.3115	12.1209	14,562
	04	2006	10.3867	11.3115	639
	04	2005	10.0000	10.3867	0

	05	2011	11.7536	11.4829	0
	05	2010	10.6119	11.7536	0
	05	2009	8.6436	10.6119	0
	05	2008	12.1076	8.6436	0
	05	2007	11.3048	12.1076	0
	05	2006	10.3858	11.3048	0
	05	2005	10.0000	10.3858	0

	06	2011	11.6610	11.3751	0
	06	2010	10.5445	11.6610	0
	06	2009	8.6018	10.5445	0
	06	2008	12.0675	8.6018	0
	06	2007	11.2848	12.0675	0
	06	2006	10.3832	11.2848	0
	06	2005	10.0000	10.3832	0

	07	2011	11.6302	11.3393	0
	07	2010	10.5220	11.6302	0
	07	2009	8.5879	10.5220	0
	07	2008	12.0542	8.5879	0
	07	2007	11.2781	12.0542	0
	07	2006	10.3824	11.2781	0
	07	2005	10.0000	10.3824	0

	08	2011	11.5080	11.1972	0
	08	2010	10.4327	11.5080	0
	08	2009	8.5324	10.4327	0
	08	2008	12.0009	8.5324	0
	08	2007	11.2513	12.0009	0
	08	2006	10.3789	11.2513	0
	08	2005	10.0000	10.3789	0

Fidelity VIP Freedom 2020 Portfolio, Service Class 2	01	2011	11.8263	11.5221	842,406
	01	2010	10.4856	11.8263	876,946
	01	2009	8.2685	10.4856	827,577
	01	2008	12.4735	8.2685	679,903
	01	2007	11.4990	12.4735	505,529
	01	2006	10.4346	11.4990	166,242
	01	2005	10.0000	10.4346	1,426

	02	2011	11.7028	11.3787	95,480
	02	2010	10.3972	11.7028	102,882
	02	2009	8.2155	10.3972	113,298
	02	2008	12.4188	8.2155	85,098
	02	2007	11.4719	12.4188	160,624
	02	2006	10.4311	11.4719	36,453
	02	2005	10.0000	10.4311	0

	03	2011	11.6722	11.3432	6,804
	03	2010	10.3752	11.6722	6,836
	03	2009	8.2023	10.3752	5,162
	03	2008	12.4052	8.2023	4,803
	03	2007	11.4652	12.4052	1,982
	03	2006	10.4302	11.4652	0
	03	2005	10.0000	10.4302	0

	04	2011	11.5804	11.2369	28,079
	04	2010	10.3093	11.5804	48,573
	04	2009	8.1627	10.3093	59,079
	04	2008	12.3642	8.1627	39,464
	04	2007	11.4449	12.3642	2,554
	04	2006	10.4276	11.4449	2,571
	04	2005	10.0000	10.4276	0

	05	2011	11.5501	11.2018	0
	05	2010	10.2875	11.5501	0
	05	2009	8.1495	10.2875	0
	05	2008	12.3506	8.1495	0
	05	2007	11.4381	12.3506	0
	05	2006	10.4267	11.4381	0
	05	2005	10.0000	10.4267	0

	06	2011	11.4591	11.0966	0
	06	2010	10.2222	11.4591	5,042
	06	2009	8.1101	10.2222	5,046
	06	2008	12.3098	8.1101	4,938
	06	2007	11.4178	12.3098	4,992
	06	2006	10.4241	11.4178	4,917
	06	2005	10.0000	10.4241	0

	07	2011	11.4289	11.0617	0
	07	2010	10.2004	11.4289	0
	07	2009	8.0970	10.2004	0
	07	2008	12.2961	8.0970	0
	07	2007	11.4111	12.2961	0
	07	2006	10.4232	11.4111	0
	07	2005	10.0000	10.4232	0

	08	2011	11.3087	10.9231	0
	08	2010	10.1137	11.3087	0
	08	2009	8.0446	10.1137	0
	08	2008	12.2418	8.0446	0
	08	2007	11.3840	12.2418	0
	08	2006	10.4197	11.3840	0
	08	2005	10.0000	10.4197	0

Fidelity VIP Mid Cap Portfolio, Service Class 2	01	2011	12.2009	10.7302	2,470,342
	01	2010	9.6193	12.2009	2,391,420
	01	2009	6.9773	9.6193	2,326,167
	01	2008	11.7120	6.9773	2,205,875
	01	2007	10.0000	11.7120	1,525,439

	02	2011	12.1065	10.6256	658,844
	02	2010	9.5643	12.1065	664,338
	02	2009	6.9515	9.5643	766,815
	02	2008	11.6924	6.9515	798,402
	02	2007	10.0000	11.6924	571,915

	03	2011	12.0830	10.5996	39,287
	03	2010	9.5506	12.0830	45,121
	03	2009	6.9450	9.5506	59,345
	03	2008	11.6875	6.9450	60,991
	03	2007	10.0000	11.6875	41,093

	04	2011	12.0126	10.5218	440,821
	04	2010	9.5094	12.0126	553,243
	04	2009	6.9257	9.5094	441,757
	04	2008	11.6728	6.9257	333,002
	04	2007	10.0000	11.6728	331,387

	05	2011	11.9893	10.4961	546
	05	2010	9.4958	11.9893	549
	05	2009	6.9192	9.4958	0
	05	2008	11.6679	6.9192	0
	05	2007	10.0000	11.6679	0

	06	2011	11.9193	10.4189	0
	06	2010	9.4548	11.9193	0
	06	2009	6.8999	9.4548	0
	06	2008	11.6532	6.8999	0
	06	2007	10.0000	11.6532	747

	07	2011	11.8961	10.3933	510
	07	2010	9.4411	11.8961	4,120
	07	2009	6.8935	9.4411	6,404
	07	2008	11.6483	6.8935	2,858
	07	2007	10.0000	11.6483	1,686

	08	2011	11.8033	10.2912	124
	08	2010	9.3867	11.8033	172
	08	2009	6.8677	9.3867	216
	08	2008	11.6287	6.8677	182
	08	2007	10.0000	11.6287	155

First Eagle Overseas Variable Fund	01	2011	11.9271	11.0258	8,035,316
	01	2010	10.1454	11.9271	7,898,322
	01	2009	8.5521	10.1454	5,845,209
	01	2008	10.6798	8.5521	2,578,798
	01	2007	10.0000	10.6798	927,016

	02	2011	11.8349	10.9183	1,289,012
	02	2010	10.0874	11.8349	1,390,271
	02	2009	8.5204	10.0874	1,393,974
	02	2008	10.6619	8.5204	744,289
	02	2007	10.0000	10.6619	292,646

	03	2011	11.8119	10.8916	42,717
	03	2010	10.0729	11.8119	50,949
	03	2009	8.5125	10.0729	49,166
	03	2008	10.6574	8.5125	33,438
	03	2007	10.0000	10.6574	8,077

	04	2011	11.7431	10.8117	963,922
	04	2010	10.0295	11.7431	925,724
	04	2009	8.4888	10.0295	431,880
	04	2008	10.6440	8.4888	255,265
	04	2007	10.0000	10.6440	122,744

	05	2011	11.7204	10.7853	0
	05	2010	10.0152	11.7204	0
	05	2009	8.4809	10.0152	0
	05	2008	10.6396	8.4809	0
	05	2007	10.0000	10.6396	0

	06	2011	11.6520	10.7060	0
	06	2010	9.9719	11.6520	0
	06	2009	8.4573	9.9719	0
	06	2008	10.6262	8.4573	0
	06	2007	10.0000	10.6262	0

	07	2011	11.6292	10.6796	546
	07	2010	9.9575	11.6292	529
	07	2009	8.4493	9.9575	550
	07	2008	10.6217	8.4493	2,116
	07	2007	10.0000	10.6217	645

	08	2011	11.5386	10.5748	0
	08	2010	9.9001	11.5386	0
	08	2009	8.4178	9.9001	0
	08	2008	10.6038	8.4178	0
	08	2007	10.0000	10.6038	0

Franklin Income Securities Fund, Class 2	01	2011	10.5309	10.6367	2,108,656
	01	2010	9.4743	10.5309	2,068,419
	01	2009	7.0827	9.4743	1,472,403
	01	2008	10.2071	7.0827	1,022,516
	01	2007	10.0000	10.2071	533,516

	02	2011	10.4494	10.5331	280,966
	02	2010	9.4201	10.4494	303,902
	02	2009	7.0565	9.4201	297,094
	02	2008	10.1900	7.0565	264,620
	02	2007	10.0000	10.1900	132,798

	03	2011	10.4291	10.5073	12,363
	03	2010	9.4065	10.4291	18,514
	03	2009	7.0500	9.4065	19,204
	03	2008	10.1857	7.0500	21,694
	03	2007	10.0000	10.1857	18,476

	04	2011	10.3684	10.4303	338,302
	04	2010	9.3661	10.3684	315,481
	04	2009	7.0303	9.3661	178,799
	04	2008	10.1729	7.0303	69,458
	04	2007	10.0000	10.1729	43,451

	05	2011	10.3483	10.4047	0
	05	2010	9.3526	10.3483	0
	05	2009	7.0238	9.3526	0
	05	2008	10.1687	7.0238	0
	05	2007	10.0000	10.1687	0

	06	2011	10.2879	10.3282	0
	06	2010	9.3123	10.2879	0
	06	2009	7.0042	9.3123	0
	06	2008	10.1559	7.0042	0
	06	2007	10.0000	10.1559	0

	07	2011	10.2678	10.3028	0
	07	2010	9.2988	10.2678	1,078
	07	2009	6.9976	9.2988	1,069
	07	2008	10.1516	6.9976	1,210
	07	2007	10.0000	10.1516	0

	08	2011	10.1878	10.2017	0
	08	2010	9.2452	10.1878	0
	08	2009	6.9715	9.2452	0
	08	2008	10.1345	6.9715	0
	08	2007	10.0000	10.1345	0

Franklin Small Cap Value Securities Fund, Class 2	01	2011	21.1501	20.0806	350,675
	01	2010	16.7204	21.1501	370,738
	01	2009	13.1231	16.7204	322,026
	01	2008	19.8610	13.1231	187,308
	01	2007	20.6252	19.8610	191,144
	01	2006	17.8718	20.6252	139,585
	01	2005	16.6555	17.8718	61,977
	01	2004	10.0000	16.6555	48,744

	02	2011	20.7921	19.7007	100,010
	02	2010	16.4708	20.7921	134,080
	02	2009	12.9534	16.4708	162,496
	02	2008	19.6442	12.9534	162,013
	02	2007	20.4418	19.6442	164,516
	02	2006	17.7488	20.4418	154,763
	02	2005	16.5743	17.7488	128,824
	02	2004	10.0000	16.5743	82,077

	03	2011	20.7036	19.6069	4,820
	03	2010	16.4090	20.7036	4,949
	03	2009	12.9113	16.4090	5,768
	03	2008	19.5904	12.9113	8,635
	03	2007	20.3962	19.5904	7,528
	03	2006	17.7182	20.3962	5,970
	03	2005	16.5541	17.7182	3,530
	03	2004	10.0000	16.5541	1,206

	04	2011	20.4396	19.3274	79,112
	04	2010	16.2245	20.4396	100,133
	04	2009	12.7857	16.2245	93,009
	04	2008	19.4295	12.7857	90,387
	04	2007	20.2597	19.4295	104,546
	04	2006	17.6264	20.2597	95,329
	04	2005	16.4935	17.6264	76,643
	04	2004	10.0000	16.4935	56,641

	05	2011	20.3526	19.2354	1,897
	05	2010	16.1635	20.3526	1,892
	05	2009	12.7441	16.1635	2,091
	05	2008	19.3763	12.7441	2,252
	05	2007	20.2146	19.3763	3,358
	05	2006	17.5960	20.2146	2,508
	05	2005	16.4733	17.5960	2,389
	05	2004	10.0000	16.4733	297

	06	2011	20.0924	18.9605	8,060
	06	2010	15.9813	20.0924	8,540
	06	2009	12.6198	15.9813	12,453
	06	2008	19.2167	12.6198	12,424
	06	2007	20.0790	19.2167	27,646
	06	2006	17.5047	20.0790	26,342
	06	2005	16.4128	17.5047	25,405
	06	2004	10.0000	16.4128	7,978

	07	2011	18.6443	17.5850	400
	07	2010	14.8370	18.6443	381
	07	2009	11.7222	14.8370	428
	07	2008	17.8591	11.7222	450
	07	2007	18.6700	17.8591	419
	07	2006	16.2846	18.6700	397
	07	2005	15.2767	16.2846	0
	07	2004	10.0000	15.2767	0

	08	2011	18.3552	17.2770	0
	08	2010	14.6369	18.3552	0
	08	2009	11.5877	14.6369	0
	08	2008	17.6905	11.5877	0
	08	2007	18.5319	17.6905	0
	08	2006	16.1971	18.5319	0
	08	2005	15.2256	16.1971	0
	08	2004	10.0000	15.2256	0

Franklin Strategic Income Securities Fund, Class 2	01	2011	12.3199	12.4669	441,655
	01	2010	11.2596	12.3199	462,783
	01	2009	9.0765	11.2596	338,179
	01	2008	10.3658	9.0765	145,875
	01	2007	10.0000	10.3658	71,204

	02	2011	12.2247	12.3455	96,721
	02	2010	11.1952	12.2247	105,519
	02	2009	9.0429	11.1952	97,483
	02	2008	10.3485	9.0429	67,301
	02	2007	10.0000	10.3485	18,159

	03	2011	12.2009	12.3153	3,742
	03	2010	11.1791	12.2009	4,604
	03	2009	9.0345	11.1791	1,496
	03	2008	10.3442	9.0345	931
	03	2007	10.0000	10.3442	0

	04	2011	12.1299	12.2250	133,196
	04	2010	11.1310	12.1299	133,980
	04	2009	9.0094	11.1310	56,829
	04	2008	10.3312	9.0094	14,683
	04	2007	10.0000	10.3312	15,046

	05	2011	12.1064	12.1951	0
	05	2010	11.1151	12.1064	0
	05	2009	9.0010	11.1151	0
	05	2008	10.3269	9.0010	0
	05	2007	10.0000	10.3269	0

	06	2011	12.0358	12.1055	0
	06	2010	11.0671	12.0358	0
	06	2009	8.9759	11.0671	1,632
	06	2008	10.3139	8.9759	0
	06	2007	10.0000	10.3139	0

	07	2011	12.0123	12.0757	1,053
	07	2010	11.0511	12.0123	1,467
	07	2009	8.9675	11.0511	3,783
	07	2008	10.3095	8.9675	1,087
	07	2007	10.0000	10.3095	1,088

	08	2011	11.9187	11.9572	0
	08	2010	10.9875	11.9187	0
	08	2009	8.9341	10.9875	0
	08	2008	10.2922	8.9341	0
	08	2007	10.0000	10.2922	0

Franklin Templeton Founding Funds Allocation Fund, Class 2	01	2011	9.8597	9.5769	1,216,617
	01	2010	9.0650	9.8597	1,412,366
	01	2009	7.0549	9.0650	1,505,045
	01	2008	10.0000	7.0549	985,098

	02	2011	9.8036	9.5031	202,779
	02	2010	9.0318	9.8036	233,362
	02	2009	7.0432	9.0318	253,445
	02	2008	10.0000	7.0432	209,814

	03	2011	9.7896	9.4848	21,555
	03	2010	9.0235	9.7896	21,630
	03	2009	7.0403	9.0235	21,431
	03	2008	10.0000	7.0403	6,062

	04	2011	9.7477	9.4298	73,796
	04	2010	8.9985	9.7477	75,838
	04	2009	7.0316	8.9985	110,920
	04	2008	10.0000	7.0316	69,173

	05	2011	9.7338	9.4116	0
	05	2010	8.9903	9.7338	0
	05	2009	7.0287	8.9903	0
	05	2008	10.0000	7.0287	0

	06	2011	9.6921	9.3569	0
	06	2010	8.9654	9.6921	0
	06	2009	7.0200	8.9654	0
	06	2008	10.0000	7.0200	0

	07	2011	9.6782	9.3387	1,538
	07	2010	8.9571	9.6782	3,075
	07	2009	7.0171	8.9571	0
	07	2008	10.0000	7.0171	0

	08	2011	9.6227	9.2663	0
	08	2010	8.9240	9.6227	0
	08	2009	7.0054	8.9240	0
	08	2008	10.0000	7.0054	0

Franklin Templeton Global Bond Securities Fund, Class 4	01	2011	10.0000	9.7973	4,577

	02	2011	10.0000	9.7918	0

	03	2011	10.0000	9.7904	0

	04	2011	10.0000	9.7862	0

	05	2011	10.0000	9.7848	0

	06	2011	10.0000	9.7806	0

	07	2011	10.0000	9.7792	0

	08	2011	10.0000	9.7736	0

Huntington VA Balanced Fund	01	2011	12.4184	12.4568	417,037
	01	2010	11.3987	12.4184	402,270
	01	2009	10.0000	11.3987	112,583

	02	2011	12.3766	12.3899	6,552
	02	2010	11.3835	12.3766	6,498
	02	2009	10.0000	11.3835	6,521

	03	2011	12.3662	12.3732	0
	03	2010	11.3797	12.3662	0
	03	2009	10.0000	11.3797	0

	04	2011	12.3350	12.3231	24,056
	04	2010	11.3682	12.3350	25,816
	04	2009	10.0000	11.3682	9,754

	05	2011	12.3246	12.3065	0
	05	2010	11.3644	12.3246	0
	05	2009	10.0000	11.3644	0

	06	2011	12.2934	12.2567	0
	06	2010	11.3530	12.2934	0
	06	2009	10.0000	11.3530	0

	07	2011	12.2830	12.2400	0
	07	2010	11.3492	12.2830	0
	07	2009	10.0000	11.3492	0

	08	2011	12.2414	12.1737	0
	08	2010	11.3339	12.2414	0
	08	2009	10.0000	11.3339	0

Huntington VA Dividend Capture Fund	01	2011	9.9383	10.4977	141,131
	01	2010	8.7508	9.9383	122,970
	01	2009	7.0905	8.7508	90,148
	01	2008	9.9947	7.0905	43,117
	01	2007	10.0000	9.9947	0

	02	2011	9.8771	10.4120	12,875
	02	2010	8.7146	9.8771	15,523
	02	2009	7.0755	8.7146	16,010
	02	2008	9.9940	7.0755	10,315
	02	2007	10.0000	9.9940	0

	03	2011	9.8618	10.3907	0
	03	2010	8.7056	9.8618	0
	03	2009	7.0718	8.7056	0
	03	2008	9.9938	7.0718	0
	03	2007	10.0000	9.9938	0

	04	2011	9.8161	10.3268	32,380
	04	2010	8.6785	9.8161	36,303
	04	2009	7.0605	8.6785	15,267
	04	2008	9.9932	7.0605	5,681
	04	2007	10.0000	9.9932	0

	05	2011	9.8010	10.3056	0
	05	2010	8.6695	9.8010	0
	05	2009	7.0568	8.6695	0
	05	2008	9.9930	7.0568	0
	05	2007	10.0000	9.9930	0

	06	2011	9.7555	10.2421	0
	06	2010	8.6424	9.7555	0
	06	2009	7.0455	8.6424	0
	06	2008	9.9924	7.0455	0
	06	2007	10.0000	9.9924	0

	07	2011	9.7403	10.2210	0
	07	2010	8.6334	9.7403	0
	07	2009	7.0418	8.6334	0
	07	2008	9.9922	7.0418	0
	07	2007	10.0000	9.9922	0

	08	2011	9.6799	10.1369	0
	08	2010	8.5974	9.6799	0
	08	2009	7.0267	8.5974	0
	08	2008	9.9914	7.0267	0
	08	2007	10.0000	9.9914	0

Huntington VA Growth Fund	01	2011	7.7838	7.4447	47,932
	01	2010	7.1818	7.7838	50,807
	01	2009	6.2781	7.1818	30,851
	01	2008	10.2496	6.2781	16,597
	01	2007	10.0000	10.2496	0

	02	2011	7.7359	7.3839	732
	02	2010	7.1521	7.7359	705
	02	2009	6.2648	7.1521	708
	02	2008	10.2488	6.2648	4,540
	02	2007	10.0000	10.2488	0

	03	2011	7.7239	7.3688	0
	03	2010	7.1446	7.7239	0
	03	2009	6.2615	7.1446	0
	03	2008	10.2486	6.2615	0
	03	2007	10.0000	10.2486	0

	04	2011	7.6882	7.3235	6,669
	04	2010	7.1224	7.6882	7,666
	04	2009	6.2515	7.1224	1,418
	04	2008	10.2480	6.2515	1,313
	04	2007	10.0000	10.2480	0

	05	2011	7.6763	7.3085	0
	05	2010	7.1150	7.6763	0
	05	2009	6.2482	7.1150	0
	05	2008	10.2478	6.2482	0
	05	2007	10.0000	10.2478	0

	06	2011	7.6407	7.2635	0
	06	2010	7.0928	7.6407	0
	06	2009	6.2382	7.0928	0
	06	2008	10.2472	6.2382	0
	06	2007	10.0000	10.2472	0

	07	2011	7.6288	7.2485	0
	07	2010	7.0854	7.6288	0
	07	2009	6.2349	7.0854	0
	07	2008	10.2470	6.2349	0
	07	2007	10.0000	10.2470	0

	08	2011	7.5815	7.1889	0
	08	2010	7.0559	7.5815	0
	08	2009	6.2216	7.0559	0
	08	2008	10.2462	6.2216	0
	08	2007	10.0000	10.2462	0

Huntington VA Income Equity Fund	01	2011	8.2246	8.6869	52,215
	01	2010	7.4576	8.2246	53,384
	01	2009	6.2162	7.4576	45,736
	01	2008	10.1371	6.2162	24,975
	01	2007	10.0000	10.1371	0

	02	2011	8.1739	8.6160	3,463
	02	2010	7.4267	8.1739	3,650
	02	2009	6.2030	7.4267	3,703
	02	2008	10.1363	6.2030	2,535
	02	2007	10.0000	10.1363	0

	03	2011	8.1613	8.5983	0
	03	2010	7.4190	8.1613	0
	03	2009	6.1997	7.4190	0
	03	2008	10.1361	6.1997	0
	03	2007	10.0000	10.1361	0

	04	2011	8.1235	8.5455	10,547
	04	2010	7.3959	8.1235	11,107
	04	2009	6.1898	7.3959	9,046
	04	2008	10.1355	6.1898	3,992
	04	2007	10.0000	10.1355	0

	05	2011	8.1110	8.5280	0
	05	2010	7.3883	8.1110	0
	05	2009	6.1866	7.3883	0
	05	2008	10.1353	6.1866	0
	05	2007	10.0000	10.1353	0

	06	2011	8.0733	8.4754	0
	06	2010	7.3652	8.0733	0
	06	2009	6.1767	7.3652	0
	06	2008	10.1347	6.1767	0
	06	2007	10.0000	10.1347	0

	07	2011	8.0607	8.4579	0
	07	2010	7.3575	8.0607	0
	07	2009	6.1734	7.3575	0
	07	2008	10.1345	6.1734	0
	07	2007	10.0000	10.1345	0

	08	2011	8.0108	8.3884	0
	08	2010	7.3269	8.0108	0
	08	2009	6.1602	7.3269	0
	08	2008	10.1337	6.1602	0
	08	2007	10.0000	10.1337	0

Huntington VA International Equity Fund	01	2011	8.5554	7.4651	165,309
	01	2010	7.9431	8.5554	146,458
	01	2009	6.0328	7.9431	94,572
	01	2008	10.2884	6.0328	39,233
	01	2007	10.0000	10.2884	0

	02	2011	8.5028	7.4041	22,193
	02	2010	7.9102	8.5028	21,033
	02	2009	6.0200	7.9102	21,008
	02	2008	10.2876	6.0200	14,476
	02	2007	10.0000	10.2876	0

	03	2011	8.4896	7.3889	0
	03	2010	7.9020	8.4896	0
	03	2009	6.0168	7.9020	0
	03	2008	10.2874	6.0168	0
	03	2007	10.0000	10.2874	0

	04	2011	8.4503	7.3435	35,360
	04	2010	7.8774	8.4503	29,688
	04	2009	6.0072	7.8774	15,198
	04	2008	10.2868	6.0072	5,517
	04	2007	10.0000	10.2868	0

	05	2011	8.4373	7.3284	0
	05	2010	7.8692	8.4373	0
	05	2009	6.0041	7.8692	0
	05	2008	10.2866	6.0041	0
	05	2007	10.0000	10.2866	0

	06	2011	8.3981	7.2833	0
	06	2010	7.8446	8.3981	0
	06	2009	5.9945	7.8446	0
	06	2008	10.2860	5.9945	0
	06	2007	10.0000	10.2860	0

	07	2011	8.3851	7.2682	0
	07	2010	7.8365	8.3851	0
	07	2009	5.9913	7.8365	0
	07	2008	10.2858	5.9913	0
	07	2007	10.0000	10.2858	0

	08	2011	8.3330	7.2084	0
	08	2010	7.8038	8.3330	0
	08	2009	5.9785	7.8038	0
	08	2008	10.2850	5.9785	0
	08	2007	10.0000	10.2850	0

Huntington VA Macro 100 Fund	01	2011	8.9788	8.7401	2,840
	01	2010	7.9757	8.9788	989
	01	2009	6.6342	7.9757	333
	01	2008	10.1761	6.6342	164
	01	2007	10.0000	10.1761	0

	02	2011	8.9235	8.6687	0
	02	2010	7.9427	8.9235	0
	02	2009	6.6202	7.9427	0
	02	2008	10.1753	6.6202	0
	02	2007	10.0000	10.1753	0

	03	2011	8.9097	8.6510	0
	03	2010	7.9345	8.9097	0
	03	2009	6.6167	7.9345	0
	03	2008	10.1751	6.6167	0
	03	2007	10.0000	10.1751	0

	04	2011	8.8685	8.5978	710
	04	2010	7.9097	8.8685	572
	04	2009	6.6062	7.9097	591
	04	2008	10.1745	6.6062	580
	04	2007	10.0000	10.1745	0

	05	2011	8.8548	8.5802	0
	05	2010	7.9015	8.8548	0
	05	2009	6.6027	7.9015	0
	05	2008	10.1743	6.6027	0
	05	2007	10.0000	10.1743	0

	06	2011	8.8137	8.5273	0
	06	2010	7.8769	8.8137	0
	06	2009	6.5921	7.8769	0
	06	2008	10.1737	6.5921	0
	06	2007	10.0000	10.1737	0

	07	2011	8.8000	8.5098	0
	07	2010	7.8687	8.8000	0
	07	2009	6.5886	7.8687	0
	07	2008	10.1735	6.5886	0
	07	2007	10.0000	10.1735	0

	08	2011	8.7454	8.4398	0
	08	2010	7.8359	8.7454	0
	08	2009	6.5746	7.8359	0
	08	2008	10.1727	6.5746	0
	08	2007	10.0000	10.1727	0

Huntington VA Mid Corp America Fund	01	2011	9.9029	9.4988	20,427
	01	2010	8.1744	9.9029	21,537
	01	2009	6.1732	8.1744	23,946
	01	2008	10.2312	6.1732	13,013
	01	2007	10.0000	10.2312	0

	02	2011	9.8419	9.4212	7,470
	02	2010	8.1405	9.8419	7,422
	02	2009	6.1601	8.1405	8,129
	02	2008	10.2304	6.1601	6,022
	02	2007	10.0000	10.2304	0

	03	2011	9.8268	9.4020	0
	03	2010	8.1321	9.8268	0
	03	2009	6.1568	8.1321	0
	03	2008	10.2302	6.1568	0
	03	2007	10.0000	10.2302	0

	04	2011	9.7812	9.3442	4,607
	04	2010	8.1068	9.7812	4,139
	04	2009	6.1470	8.1068	943
	04	2008	10.2296	6.1470	0
	04	2007	10.0000	10.2296	0

	05	2011	9.7662	9.3250	0
	05	2010	8.0984	9.7662	0
	05	2009	6.1438	8.0984	0
	05	2008	10.2294	6.1438	0
	05	2007	10.0000	10.2294	0

	06	2011	9.7208	9.2676	0
	06	2010	8.0731	9.7208	0
	06	2009	6.1340	8.0731	0
	06	2008	10.2288	6.1340	0
	06	2007	10.0000	10.2288	0

	07	2011	9.7057	9.2485	0
	07	2010	8.0647	9.7057	0
	07	2009	6.1307	8.0647	0
	07	2008	10.2286	6.1307	0
	07	2007	10.0000	10.2286	0

	08	2011	9.6455	9.1724	0
	08	2010	8.0311	9.6455	0
	08	2009	6.1176	8.0311	0
	08	2008	10.2278	6.1176	0
	08	2007	10.0000	10.2278	0

Huntington VA Mortgage Securities Fund	01	2011	10.9382	11.3626	261,949
	01	2010	10.5713	10.9382	251,410
	01	2009	10.1610	10.5713	41,230
	01	2008	10.0838	10.1610	6,665
	01	2007	10.0000	10.0838	0

	02	2011	10.8709	11.2699	7,967
	02	2010	10.5276	10.8709	8,400
	02	2009	10.1396	10.5276	7,998
	02	2008	10.0830	10.1396	983
	02	2007	10.0000	10.0830	0

	03	2011	10.8542	11.2468	0
	03	2010	10.5167	10.8542	0
	03	2009	10.1342	10.5167	0
	03	2008	10.0828	10.1342	0
	03	2007	10.0000	10.0828	0

	04	2011	10.8039	11.1777	29,076
	04	2010	10.4840	10.8039	30,899
	04	2009	10.1181	10.4840	8,111
	04	2008	10.0823	10.1181	1,123
	04	2007	10.0000	10.0823	0

	05	2011	10.7873	11.1549	0
	05	2010	10.4732	10.7873	0
	05	2009	10.1128	10.4732	0
	05	2008	10.0821	10.1128	0
	05	2007	10.0000	10.0821	0

	06	2011	10.7372	11.0862	0
	06	2010	10.4405	10.7372	0
	06	2009	10.0967	10.4405	0
	06	2008	10.0815	10.0967	0
	06	2007	10.0000	10.0815	0

	07	2011	10.7205	11.0633	0
	07	2010	10.4296	10.7205	0
	07	2009	10.0913	10.4296	0
	07	2008	10.0813	10.0913	0
	07	2007	10.0000	10.0813	0

	08	2011	10.6541	10.9724	0
	08	2010	10.3862	10.6541	0
	08	2009	10.0699	10.3862	0
	08	2008	10.0805	10.0699	0
	08	2007	10.0000	10.0805	0

Huntington VA New Economy Fund	01	2011	7.3152	6.2981	20,515
	01	2010	6.3944	7.3152	14,422
	01	2009	4.8139	6.3944	15,865
	01	2008	10.3074	4.8139	9,948
	01	2007	10.0000	10.3074	0

	02	2011	7.2702	6.2467	0
	02	2010	6.3679	7.2702	0
	02	2009	4.8037	6.3679	0
	02	2008	10.3066	4.8037	0
	02	2007	10.0000	10.3066	0

	03	2011	7.2590	6.2339	0
	03	2010	6.3613	7.2590	0
	03	2009	4.8012	6.3613	0
	03	2008	10.3064	4.8012	0
	03	2007	10.0000	10.3064	0

	04	2011	7.2253	6.1955	3,888
	04	2010	6.3415	7.2253	3,470
	04	2009	4.7935	6.3415	3,085
	04	2008	10.3058	4.7935	3,274
	04	2007	10.0000	10.3058	0

	05	2011	7.2142	6.1828	0
	05	2010	6.3349	7.2142	0
	05	2009	4.7910	6.3349	0
	05	2008	10.3056	4.7910	0
	05	2007	10.0000	10.3056	0

	06	2011	7.1807	6.1447	0
	06	2010	6.3151	7.1807	0
	06	2009	4.7833	6.3151	0
	06	2008	10.3050	4.7833	0
	06	2007	10.0000	10.3050	0

	07	2011	7.1695	6.1320	0
	07	2010	6.3085	7.1695	0
	07	2009	4.7808	6.3085	0
	07	2008	10.3048	4.7808	0
	07	2007	10.0000	10.3048	0

	08	2011	7.1250	6.0816	0
	08	2010	6.2822	7.1250	0
	08	2009	4.7706	6.2822	0
	08	2008	10.3040	4.7706	0
	08	2007	10.0000	10.3040	0

Huntington VA Real Strategies Fund	01	2011	7.7454	6.9051	86,762
	01	2010	6.4276	7.7454	72,487
	01	2009	4.8355	6.4276	39,552
	01	2008	10.0000	4.8355	4,797

	02	2011	7.7038	6.8540	12,159
	02	2010	6.4060	7.7038	11,496
	02	2009	4.8291	6.4060	12,369
	02	2008	10.0000	4.8291	2,281

	03	2011	7.6933	6.8413	0
	03	2010	6.4006	7.6933	0
	03	2009	4.8274	6.4006	0
	03	2008	10.0000	4.8274	0

	04	2011	7.6622	6.8032	34,552
	04	2010	6.3843	7.6622	33,178
	04	2009	4.8226	6.3843	11,855
	04	2008	10.0000	4.8226	2,536

	05	2011	7.6518	6.7906	0
	05	2010	6.3790	7.6518	0
	05	2009	4.8209	6.3790	0
	05	2008	10.0000	4.8209	0

	06	2011	7.6208	6.7527	0
	06	2010	6.3628	7.6208	0
	06	2009	4.8161	6.3628	0
	06	2008	10.0000	4.8161	0

	07	2011	7.6104	6.7401	0
	07	2010	6.3574	7.6104	0
	07	2009	4.8144	6.3574	0
	07	2008	10.0000	4.8144	0

	08	2011	7.5691	6.6898	0
	08	2010	6.3358	7.5691	0
	08	2009	4.8079	6.3358	0
	08	2008	10.0000	4.8079	0

Huntington VA Rotating Markets Fund	01	2011	8.1644	8.6054	46,495
	01	2010	7.7101	8.1644	45,902
	01	2009	5.8598	7.7101	24,530
	01	2008	10.2537	5.8598	8,171
	01	2007	10.0000	10.2537	0

	02	2011	8.1142	8.5351	2,586
	02	2010	7.6782	8.1142	2,952
	02	2009	5.8474	7.6782	2,896
	02	2008	10.2529	5.8474	1,333
	02	2007	10.0000	10.2529	0

	03	2011	8.1017	8.5176	0
	03	2010	7.6702	8.1017	0
	03	2009	5.8443	7.6702	0
	03	2008	10.2527	5.8443	0
	03	2007	10.0000	10.2527	0

	04	2011	8.0642	8.4653	16,832
	04	2010	7.6464	8.0642	17,383
	04	2009	5.8350	7.6464	2,991
	04	2008	10.2521	5.8350	1,411
	04	2007	10.0000	10.2521	0

	05	2011	8.0517	8.4479	0
	05	2010	7.6384	8.0517	0
	05	2009	5.8319	7.6384	0
	05	2008	10.2519	5.8319	0
	05	2007	10.0000	10.2519	0

	06	2011	8.0143	8.3959	0
	06	2010	7.6146	8.0143	0
	06	2009	5.8226	7.6146	0
	06	2008	10.2513	5.8226	0
	06	2007	10.0000	10.2513	0

	07	2011	8.0019	8.3786	0
	07	2010	7.6067	8.0019	0
	07	2009	5.8195	7.6067	0
	07	2008	10.2511	5.8195	0
	07	2007	10.0000	10.2511	0

	08	2011	7.9523	8.3097	0
	08	2010	7.5750	7.9523	0
	08	2009	5.8071	7.5750	0
	08	2008	10.2503	5.8071	0
	08	2007	10.0000	10.2503	0

Huntington VA Situs Fund	01	2011	9.9582	9.7345	174,845
	01	2010	7.7882	9.9582	169,510
	01	2009	5.9381	7.7882	99,981
	01	2008	10.2426	5.9381	36,927
	01	2007	10.0000	10.2426	0

	02	2011	9.8969	9.6550	13,395
	02	2010	7.7560	9.8969	14,547
	02	2009	5.9255	7.7560	16,719
	02	2008	10.2418	5.9255	12,241
	02	2007	10.0000	10.2418	0

	03	2011	9.8816	9.6353	0
	03	2010	7.7479	9.8816	0
	03	2009	5.9224	7.7479	0
	03	2008	10.2416	5.9224	0
	03	2007	10.0000	10.2416	0

	04	2011	9.8358	9.5760	23,176
	04	2010	7.7238	9.8358	21,707
	04	2009	5.9130	7.7238	13,810
	04	2008	10.2410	5.9130	3,173
	04	2007	10.0000	10.2410	0

	05	2011	9.8207	9.5564	0
	05	2010	7.7158	9.8207	0
	05	2009	5.9098	7.7158	0
	05	2008	10.2408	5.9098	0
	05	2007	10.0000	10.2408	0

	06	2011	9.7751	9.4975	0
	06	2010	7.6917	9.7751	0
	06	2009	5.9004	7.6917	0
	06	2008	10.2402	5.9004	0
	06	2007	10.0000	10.2402	0

	07	2011	9.7599	9.4779	0
	07	2010	7.6837	9.7599	0
	07	2009	5.8973	7.6837	0
	07	2008	10.2400	5.8973	0
	07	2007	10.0000	10.2400	0

	08	2011	9.6994	9.4000	0
	08	2010	7.6516	9.6994	0
	08	2009	5.8847	7.6516	0
	08	2008	10.2392	5.8847	0
	08	2007	10.0000	10.2392	0

Invesco V.I. International Growth Fund, Series II	01	2011	10.0000	10.2327	0

	02	2011	10.0000	10.2269	0

	03	2011	10.0000	10.2255	0

	04	2011	10.0000	10.2211	0

	05	2011	10.0000	10.2197	0

	06	2011	10.0000	10.2153	0

	07	2011	10.0000	10.2138	0

	08	2011	10.0000	10.2080	0

Invesco Van Kampen V.I. Comstock Fund, Series II	01	2011	9.0650	8.7543	484,985
	01	2010	7.9424	9.0650	472,727
	01	2009	6.2699	7.9424	385,188
	01	2008	9.9007	6.2699	172,260
	01	2007	10.0000	9.9007	98,414

	02	2011	8.9948	8.6690	109,967
	02	2010	7.8969	8.9948	128,719
	02	2009	6.2467	7.8969	121,219
	02	2008	9.8842	6.2467	95,433
	02	2007	10.0000	9.8842	34,725

	03	2011	8.9774	8.6478	1,226
	03	2010	7.8856	8.9774	1,264
	03	2009	6.2409	7.8856	1,089
	03	2008	9.8800	6.2409	0
	03	2007	10.0000	9.8800	0

	04	2011	8.9251	8.5843	49,894
	04	2010	7.8516	8.9251	50,498
	04	2009	6.2235	7.8516	39,276
	04	2008	9.8676	6.2235	22,148
	04	2007	10.0000	9.8676	9,468

	05	2011	8.9077	8.5633	0
	05	2010	7.8403	8.9077	0
	05	2009	6.2177	7.8403	0
	05	2008	9.8635	6.2177	0
	05	2007	10.0000	9.8635	0

	06	2011	8.8557	8.5003	0
	06	2010	7.8064	8.8557	0
	06	2009	6.2003	7.8064	0
	06	2008	9.8511	6.2003	0
	06	2007	10.0000	9.8511	0

	07	2011	8.8384	8.4794	0
	07	2010	7.7951	8.8384	0
	07	2009	6.1945	7.7951	0
	07	2008	9.8469	6.1945	0
	07	2007	10.0000	9.8469	0

	08	2011	8.7695	8.3961	0
	08	2010	7.7502	8.7695	0
	08	2009	6.1714	7.7502	0
	08	2008	9.8303	6.1714	0
	08	2007	10.0000	9.8303	0

Invesco Van Kampen V.I. Equity and Income Fund, Series II	01	2011	11.1670	10.8733	696,568
	01	2010	10.1041	11.1670	699,848
	01	2009	8.3619	10.1041	417,513
	01	2008	10.0000	8.3619	68,805

	02	2011	11.1034	10.7896	122,033
	02	2010	10.0670	11.1034	97,028
	02	2009	8.3481	10.0670	75,251
	02	2008	10.0000	8.3481	14,167

	03	2011	11.0876	10.7688	172
	03	2010	10.0577	11.0876	175
	03	2009	8.3447	10.0577	74
	03	2008	10.0000	8.3447	0

	04	2011	11.0401	10.7063	97,374
	04	2010	10.0300	11.0401	96,233
	04	2009	8.3343	10.0300	32,566
	04	2008	10.0000	8.3343	2,334

	05	2011	11.0244	10.6857	0
	05	2010	10.0207	11.0244	0
	05	2009	8.3309	10.0207	0
	05	2008	10.0000	8.3309	0

	06	2011	10.9771	10.6236	0
	06	2010	9.9930	10.9771	0
	06	2009	8.3206	9.9930	0
	06	2008	10.0000	8.3206	0

	07	2011	10.9613	10.6029	0
	07	2010	9.9837	10.9613	0
	07	2009	8.3171	9.9837	0
	07	2008	10.0000	8.3171	0

	08	2011	10.8986	10.5207	0
	08	2010	9.9468	10.8986	0
	08	2009	8.3033	9.9468	0
	08	2008	10.0000	8.3033	0

Invesco Van Kampen V.I. Mid Cap Value Fund, Series II	01	2011	10.8455	10.7878	117,539
	01	2010	8.9979	10.8455	79,865
	01	2009	6.5544	8.9979	51,006
	01	2008	10.0000	6.5544	3,204

	02	2011	10.7837	10.7047	70,093
	02	2010	8.9649	10.7837	30,272
	02	2009	6.5435	8.9649	54,009
	02	2008	10.0000	6.5435	22,317

	03	2011	10.7684	10.6840	0
	03	2010	8.9566	10.7684	0
	03	2009	6.5408	8.9566	0
	03	2008	10.0000	6.5408	0

	04	2011	10.7223	10.6221	44,818
	04	2010	8.9319	10.7223	78,360
	04	2009	6.5327	8.9319	13,555
	04	2008	10.0000	6.5327	0

	05	2011	10.7070	10.6015	0
	05	2010	8.9236	10.7070	0
	05	2009	6.5300	8.9236	0
	05	2008	10.0000	6.5300	0

	06	2011	10.6610	10.5399	14,139
	06	2010	8.8989	10.6610	14,118
	06	2009	6.5219	8.8989	0
	06	2008	10.0000	6.5219	0

	07	2011	10.6457	10.5194	0
	07	2010	8.8907	10.6457	0
	07	2009	6.5192	8.8907	0
	07	2008	10.0000	6.5192	0

	08	2011	10.5847	10.4378	0
	08	2010	8.8578	10.5847	0
	08	2009	6.5084	8.8578	0
	08	2008	10.0000	6.5084	0

JPMorgan Insurance Trust Core Bond Portfolio, Class 2	01	2011	10.0000	10.0308	12,804

	02	2011	10.0000	10.0251	0

	03	2011	10.0000	10.0236	0

	04	2011	10.0000	10.0194	2,853

	05	2011	10.0000	10.0180	0

	06	2011	10.0000	10.0137	0

	07	2011	10.0000	10.0122	0

	08	2011	10.0000	10.0065	0

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2	01	2011	10.0000	10.3366	0

	02	2011	10.0000	10.3307	0

	03	2011	10.0000	10.3292	0

	04	2011	10.0000	10.3248	0

	05	2011	10.0000	10.3234	0

	06	2011	10.0000	10.3189	0

	07	2011	10.0000	10.3175	0

	08	2011	10.0000	10.3116	0

Lazard Retirement Emerging Markets Equity Portfolio, Service Class	01	2011	11.1886	9.0510	1,111,915
	01	2010	9.2437	11.1886	1,052,513
	01	2009	5.5167	9.2437	708,596
	01	2008	10.0000	5.5167	426,082

	02	2011	11.1250	8.9813	193,462
	02	2010	9.2097	11.1250	230,670
	02	2009	5.5076	9.2097	245,100
	02	2008	10.0000	5.5076	107,188

	03	2011	11.1091	8.9639	16,513
	03	2010	9.2012	11.1091	19,577
	03	2009	5.5054	9.2012	20,412
	03	2008	10.0000	5.5054	8,529

	04	2011	11.0616	8.9120	214,641
	04	2010	9.1758	11.0616	231,115
	04	2009	5.4985	9.1758	157,210
	04	2008	10.0000	5.4985	35,586

	05	2011	11.0458	8.8948	466
	05	2010	9.1674	11.0458	469
	05	2009	5.4963	9.1674	0
	05	2008	10.0000	5.4963	0

	06	2011	10.9984	8.8431	0
	06	2010	9.1420	10.9984	0
	06	2009	5.4894	9.1420	0
	06	2008	10.0000	5.4894	0

	07	2011	10.9826	8.8259	108
	07	2010	9.1335	10.9826	96
	07	2009	5.4871	9.1335	105
	07	2008	10.0000	5.4871	0

	08	2011	10.9197	8.7574	0
	08	2010	9.0997	10.9197	0
	08	2009	5.4780	9.0997	0
	08	2008	10.0000	5.4780	0

Lord Abbett Series Fund Inc. - Fundamental Equity Portfolio, Class VC	01	2011	15.3001	14.4163	470,649
	01	2010	13.0301	15.3001	436,626
	01	2009	10.4850	13.0301	379,596
	01	2008	14.9013	10.4850	191,218
	01	2007	14.1549	14.9013	156,171
	01	2006	12.5156	14.1549	85,890
	01	2005	11.8619	12.5156	35,436
	01	2004	10.0000	11.8619	21,821

	02	2011	15.0822	14.1822	133,343
	02	2010	12.8706	15.0822	155,393
	02	2009	10.3777	12.8706	180,614
	02	2008	14.7789	10.3777	159,742
	02	2007	14.0673	14.7789	135,115
	02	2006	12.4634	14.0673	119,137
	02	2005	11.8363	12.4634	37,607
	02	2004	10.0000	11.8363	20,910

	03	2011	15.0282	14.1243	13,258
	03	2010	12.8310	15.0282	13,522
	03	2009	10.3510	12.8310	14,151
	03	2008	14.7485	10.3510	19,873
	03	2007	14.0454	14.7485	16,019
	03	2006	12.4503	14.0454	12,865
	03	2005	11.8299	12.4503	0
	03	2004	10.0000	11.8299	0

	04	2011	14.8670	13.9515	91,452
	04	2010	12.7128	14.8670	99,282
	04	2009	10.2713	12.7128	80,164
	04	2008	14.6573	10.2713	81,275
	04	2007	13.9800	14.6573	89,620
	04	2006	12.4112	13.9800	61,112
	04	2005	11.8106	12.4112	35,460
	04	2004	10.0000	11.8106	26,253

	05	2011	14.8138	13.8945	1,425
	05	2010	12.6737	14.8138	1,496
	05	2009	10.2449	12.6737	1,573
	05	2008	14.6271	10.2449	1,710
	05	2007	13.9583	14.6271	1,843
	05	2006	12.3983	13.9583	1,878
	05	2005	11.8043	12.3983	1,532
	05	2004	10.0000	11.8043	0

	06	2011	14.6545	13.7242	19,226
	06	2010	12.5566	14.6545	19,205
	06	2009	10.1658	12.5566	11,345
	06	2008	14.5365	10.1658	21,501
	06	2007	13.8932	14.5365	30,372
	06	2006	12.3592	13.8932	32,549
	06	2005	11.7851	12.3592	29,300
	06	2004	10.0000	11.7851	0

	07	2011	14.6016	13.6677	0
	07	2010	12.5177	14.6016	0
	07	2009	10.1395	12.5177	0
	07	2008	14.5063	10.1395	0
	07	2007	13.8715	14.5063	0
	07	2006	12.3462	13.8715	0
	07	2005	11.7786	12.3462	0
	07	2004	10.0000	11.7786	0

	08	2011	14.3922	13.4442	0
	08	2010	12.3634	14.3922	0
	08	2009	10.0350	12.3634	0
	08	2008	14.3863	10.0350	0
	08	2007	13.7850	14.3863	0
	08	2006	12.2943	13.7850	0
	08	2005	11.7530	12.2943	0
	08	2004	10.0000	11.7530	0

Lord Abbett Series Fund Inc. - Growth Opportunities Portfolio, Class VC	01	2011	15.6239	13.8647	439,910
	01	2010	12.8840	15.6239	456,358
	01	2009	8.9732	12.8840	506,048
	01	2008	14.7298	8.9732	562,869
	01	2007	12.3122	14.7298	589,641
	01	2006	11.5671	12.3122	577,514
	01	2005	11.2068	11.5671	297,665
	01	2004	10.0000	11.2068	114,490

	02	2011	15.4014	13.6395	167,853
	02	2010	12.7263	15.4014	212,724
	02	2009	8.8814	12.7263	277,203
	02	2008	14.6088	8.8814	271,177
	02	2007	12.2360	14.6088	286,666
	02	2006	11.5188	12.2360	303,247
	02	2005	11.1826	11.5188	148,978
	02	2004	10.0000	11.1826	46,846

	03	2011	15.3463	13.5838	19,801
	03	2010	12.6871	15.3463	20,625
	03	2009	8.8586	12.6871	24,315
	03	2008	14.5787	8.8586	28,681
	03	2007	12.2170	14.5787	28,395
	03	2006	11.5067	12.2170	31,526
	03	2005	11.1766	11.5067	24,137
	03	2004	10.0000	11.1766	13,217

	04	2011	15.1817	13.4176	157,782
	04	2010	12.5702	15.1817	192,216
	04	2009	8.7903	12.5702	194,600
	04	2008	14.4885	8.7903	195,683
	04	2007	12.1601	14.4885	216,996
	04	2006	11.4706	12.1601	237,915
	04	2005	11.1584	11.4706	179,993
	04	2004	10.0000	11.1584	131,123

	05	2011	15.1273	13.3628	5,261
	05	2010	12.5315	15.1273	5,408
	05	2009	8.7677	12.5315	6,773
	05	2008	14.4587	8.7677	7,778
	05	2007	12.1412	14.4587	7,104
	05	2006	11.4586	12.1412	9,125
	05	2005	11.1524	11.4586	3,905
	05	2004	10.0000	11.1524	756

	06	2011	14.9646	13.1990	16,206
	06	2010	12.4157	14.9646	17,067
	06	2009	8.7000	12.4157	19,371
	06	2008	14.3691	8.7000	34,380
	06	2007	12.0845	14.3691	33,460
	06	2006	11.4225	12.0845	34,310
	06	2005	11.1342	11.4225	26,736
	06	2004	10.0000	11.1342	11,897

	07	2011	14.9107	13.1446	5,989
	07	2010	12.3773	14.9107	8,665
	07	2009	8.6775	12.3773	14,432
	07	2008	14.3393	8.6775	16,074
	07	2007	12.0657	14.3393	16,181
	07	2006	11.4105	12.0657	19,388
	07	2005	11.1282	11.4105	19,999
	07	2004	10.0000	11.1282	23,374

	08	2011	14.6967	12.9296	330
	08	2010	12.2246	14.6967	355
	08	2009	8.5880	12.2246	501
	08	2008	14.2206	8.5880	775
	08	2007	11.9904	14.2206	665
	08	2006	11.3624	11.9904	676
	08	2005	11.1039	11.3624	682
	08	2004	10.0000	11.1039	721

MFS Blended Research Core Equity Portfolio, Service Class	01	2011	15.5035	15.5604	1,147,290
	01	2010	13.5343	15.5035	1,367,113
	01	2009	10.9759	13.5343	1,566,866
	01	2008	17.1504	10.9759	1,779,070
	01	2007	16.4504	17.1504	1,924,616
	01	2006	14.7513	16.4504	1,790,221
	01	2005	13.9199	14.7513	973,782
	01	2004	10.0000	13.9199	103,072

	02	2011	15.2411	15.2661	506,270
	02	2010	13.3322	15.2411	614,352
	02	2009	10.8340	13.3322	729,668
	02	2008	16.9633	10.8340	873,820
	02	2007	16.3041	16.9633	980,913
	02	2006	14.6498	16.3041	976,069
	02	2005	13.8521	14.6498	533,794
	02	2004	10.0000	13.8521	60,367

	03	2011	15.1762	15.1934	67,293
	03	2010	13.2822	15.1762	79,438
	03	2009	10.7988	13.2822	86,290
	03	2008	16.9168	10.7988	92,881
	03	2007	16.2677	16.9168	96,226
	03	2006	14.6245	16.2677	87,434
	03	2005	13.8352	14.6245	73,486
	03	2004	10.0000	13.8352	1,442

	04	2011	14.9827	14.9769	341,735
	04	2010	13.1328	14.9827	456,036
	04	2009	10.6937	13.1328	543,525
	04	2008	16.7778	10.6937	639,062
	04	2007	16.1589	16.7778	676,469
	04	2006	14.5487	16.1589	714,102
	04	2005	13.7844	14.5487	564,936
	04	2004	10.0000	13.7844	44,842

	05	2011	14.9189	14.9056	16,354
	05	2010	13.0835	14.9189	18,458
	05	2009	10.6589	13.0835	22,532
	05	2008	16.7318	10.6589	24,251
	05	2007	16.1228	16.7318	24,727
	05	2006	14.5236	16.1228	26,875
	05	2005	13.7676	14.5236	10,439
	05	2004	10.0000	13.7676	936

	06	2011	14.7282	14.6926	44,375
	06	2010	12.9360	14.7282	52,611
	06	2009	10.5549	12.9360	60,023
	06	2008	16.5941	10.5549	64,463
	06	2007	16.0146	16.5941	61,841
	06	2006	14.4482	16.0146	58,835
	06	2005	13.7170	14.4482	49,804
	06	2004	10.0000	13.7170	6,523

	07	2011	13.3419	13.3029	30,696
	07	2010	11.7244	13.3419	48,658
	07	2009	9.5712	11.7244	64,446
	07	2008	15.0552	9.5712	70,958
	07	2007	14.5370	15.0552	71,961
	07	2006	13.1218	14.5370	77,190
	07	2005	12.4641	13.1218	81,074
	07	2004	10.0000	12.4641	0

	08	2011	13.1350	13.0700	1,469
	08	2010	11.5662	13.1350	1,734
	08	2009	9.4614	11.5662	2,254
	08	2008	14.9131	9.4614	3,073
	08	2007	14.4294	14.9131	2,978
	08	2006	13.0512	14.4294	3,104
	08	2005	12.4224	13.0512	3,291
	08	2004	10.0000	12.4224	0

MFS Bond Portfolio, Service Class	01	2011	15.2726	16.0169	1,333,868
	01	2010	13.9889	15.2726	1,401,228
	01	2009	11.1077	13.9889	675,647
	01	2008	12.6186	11.1077	182,922
	01	2007	12.3857	12.6186	123,419
	01	2006	11.9717	12.3857	50,653
	01	2005	11.9448	11.9717	46,403
	01	2004	10.0000	11.9448	47,705

	02	2011	15.0142	15.7140	255,939
	02	2010	13.7801	15.0142	286,783
	02	2009	10.9641	13.7801	270,794
	02	2008	12.4809	10.9641	59,523
	02	2007	12.2756	12.4809	57,277
	02	2006	11.8892	12.2756	41,416
	02	2005	11.8866	11.8892	45,587
	02	2004	10.0000	11.8866	48,572

	03	2011	14.9503	15.6392	16,023
	03	2010	13.7284	14.9503	14,295
	03	2009	10.9285	13.7284	5,345
	03	2008	12.4467	10.9285	3,468
	03	2007	12.2482	12.4467	0
	03	2006	11.8687	12.2482	0
	03	2005	11.8721	11.8687	0
	03	2004	10.0000	11.8721	0

	04	2011	14.7597	15.4164	401,529
	04	2010	13.5741	14.7597	455,679
	04	2009	10.8221	13.5741	219,046
	04	2008	12.3444	10.8221	123,391
	04	2007	12.1662	12.3444	164,274
	04	2006	11.8072	12.1662	179,756
	04	2005	11.8285	11.8072	180,737
	04	2004	10.0000	11.8285	181,358

	05	2011	14.6968	15.3429	0
	05	2010	13.5231	14.6968	0
	05	2009	10.7870	13.5231	0
	05	2008	12.3106	10.7870	0
	05	2007	12.1390	12.3106	0
	05	2006	11.7868	12.1390	905
	05	2005	11.8141	11.7868	872
	05	2004	10.0000	11.8141	820

	06	2011	14.5091	15.1238	6,220
	06	2010	13.3708	14.5091	6,211
	06	2009	10.6818	13.3708	6,211
	06	2008	12.2092	10.6818	6,211
	06	2007	12.0576	12.2092	9,180
	06	2006	11.7256	12.0576	10,611
	06	2005	11.7707	11.7256	10,218
	06	2004	10.0000	11.7707	9,976

	07	2011	12.9475	13.4892	5,753
	07	2010	11.9378	12.9475	6,979
	07	2009	9.5418	11.9378	14,572
	07	2008	10.9119	9.5418	11,846
	07	2007	10.7819	10.9119	19,924
	07	2006	10.4904	10.7819	23,699
	07	2005	10.5361	10.4904	25,312
	07	2004	10.0000	10.5361	25,203

	08	2011	12.7468	13.2531	0
	08	2010	11.7768	12.7468	0
	08	2009	9.4324	11.7768	12,260
	08	2008	10.8089	9.4324	11,949
	08	2007	10.7021	10.8089	15,700
	08	2006	10.4340	10.7021	14,745
	08	2005	10.5008	10.4340	13,069
	08	2004	10.0000	10.5008	11,931

MFS Core Equity Portfolio, Service Class	01	2011	9.9183	9.6620	418,506
	01	2010	8.5971	9.9183	417,194
	01	2009	6.5803	8.5971	351,204
	01	2008	10.8986	6.5803	129,137
	01	2007	10.0000	10.8986	96,058

	02	2011	9.8415	9.5678	142,092
	02	2010	8.5478	9.8415	160,877
	02	2009	6.5559	8.5478	169,225
	02	2008	10.8804	6.5559	92,147
	02	2007	10.0000	10.8804	83,890

	03	2011	9.8224	9.5444	605
	03	2010	8.5356	9.8224	603
	03	2009	6.5498	8.5356	641
	03	2008	10.8758	6.5498	0
	03	2007	10.0000	10.8758	0

	04	2011	9.7652	9.4744	139,043
	04	2010	8.4988	9.7652	146,071
	04	2009	6.5315	8.4988	116,016
	04	2008	10.8622	6.5315	83,618
	04	2007	10.0000	10.8622	76,753

	05	2011	9.7463	9.4512	1,069
	05	2010	8.4866	9.7463	1,069
	05	2009	6.5255	8.4866	1,069
	05	2008	10.8576	6.5255	1,070
	05	2007	10.0000	10.8576	1,071

	06	2011	9.6894	9.3817	0
	06	2010	8.4499	9.6894	0
	06	2009	6.5072	8.4499	0
	06	2008	10.8440	6.5072	0
	06	2007	10.0000	10.8440	0

	07	2011	9.6704	9.3585	0
	07	2010	8.4377	9.6704	0
	07	2009	6.5011	8.4377	0
	07	2008	10.8394	6.5011	0
	07	2007	10.0000	10.8394	0

	08	2011	9.5950	9.2667	0
	08	2010	8.3890	9.5950	0
	08	2009	6.4769	8.3890	0
	08	2008	10.8211	6.4769	0
	08	2007	10.0000	10.8211	0

MFS Emerging Markets Equity Portfolio, Service Class	01	2011	17.1905	13.7834	351,837
	01	2010	14.1134	17.1905	316,853
	01	2009	8.5094	14.1134	183,175
	01	2008	19.2528	8.5094	61,004
	01	2007	14.4277	19.2528	61,238
	01	2006	11.2586	14.4277	53,892
	01	2005	10.0000	11.2586	17,564

	02	2011	17.0111	13.6119	62,971
	02	2010	13.9944	17.0111	55,465
	02	2009	8.4548	13.9944	56,231
	02	2008	19.1684	8.4548	35,064
	02	2007	14.3938	19.1684	28,638
	02	2006	11.2549	14.3938	20,360
	02	2005	10.0000	11.2549	0

	03	2011	16.9665	13.5693	3,553
	03	2010	13.9648	16.9665	3,352
	03	2009	8.4412	13.9648	4,923
	03	2008	19.1473	8.4412	6,379
	03	2007	14.3853	19.1473	2,715
	03	2006	11.2539	14.3853	3,168
	03	2005	10.0000	11.2539	91

	04	2011	16.8332	13.4422	136,135
	04	2010	13.8762	16.8332	71,867
	04	2009	8.4004	13.8762	25,327
	04	2008	19.0841	8.4004	16,568
	04	2007	14.3598	19.0841	23,183
	04	2006	11.2511	14.3598	23,859
	04	2005	10.0000	11.2511	0

	05	2011	16.7891	13.4002	148
	05	2010	13.8469	16.7891	148
	05	2009	8.3869	13.8469	148
	05	2008	19.0632	8.3869	148
	05	2007	14.3514	19.0632	148
	05	2006	11.2502	14.3514	149
	05	2005	10.0000	11.2502	0

	06	2011	16.6568	13.2743	0
	06	2010	13.7588	16.6568	703
	06	2009	8.3463	13.7588	704
	06	2008	19.0001	8.3463	704
	06	2007	14.3259	19.0001	705
	06	2006	11.2474	14.3259	119
	06	2005	10.0000	11.2474	0

	07	2011	16.6129	13.2326	0
	07	2010	13.7295	16.6129	980
	07	2009	8.3328	13.7295	650
	07	2008	18.9791	8.3328	1,502
	07	2007	14.3174	18.9791	0
	07	2006	11.2464	14.3174	0
	07	2005	10.0000	11.2464	0

	08	2011	16.4382	13.0667	0
	08	2010	13.6129	16.4382	0
	08	2009	8.2789	13.6129	0
	08	2008	18.8953	8.2789	0
	08	2007	14.2835	18.8953	0
	08	2006	11.2426	14.2835	0
	08	2005	10.0000	11.2426	0

MFS Global Growth Portfolio, Service Class	01	2011	19.7817	18.2142	6,057
	01	2010	17.9784	19.7817	6,307
	01	2009	13.0704	17.9784	8,522
	01	2008	21.7456	13.0704	9,090
	01	2007	19.5021	21.7456	9,111
	01	2006	16.8954	19.5021	9,585
	01	2005	15.6067	16.8954	4,755
	01	2004	10.0000	15.6067	6,209

	02	2011	19.4469	17.8697	11,543
	02	2010	17.7100	19.4469	13,357
	02	2009	12.9014	17.7100	15,380
	02	2008	21.5083	12.9014	19,982
	02	2007	19.3287	21.5083	19,779
	02	2006	16.7791	19.3287	24,512
	02	2005	15.5307	16.7791	24,503
	02	2004	10.0000	15.5307	23,800

	03	2011	19.3641	17.7846	847
	03	2010	17.6435	19.3641	898
	03	2009	12.8595	17.6435	2,006
	03	2008	21.4494	12.8595	2,085
	03	2007	19.2855	21.4494	2,241
	03	2006	16.7501	19.2855	2,340
	03	2005	15.5117	16.7501	0
	03	2004	10.0000	15.5117	0

	04	2011	19.1172	17.5311	9,711
	04	2010	17.4451	19.1172	11,002
	04	2009	12.7343	17.4451	15,223
	04	2008	21.2732	12.7343	16,321
	04	2007	19.1565	21.2732	14,869
	04	2006	16.6633	19.1565	14,248
	04	2005	15.4548	16.6633	8,852
	04	2004	10.0000	15.4548	4,549

	05	2011	19.0358	17.4476	0
	05	2010	17.3796	19.0358	0
	05	2009	12.6930	17.3796	0
	05	2008	21.2149	12.6930	0
	05	2007	19.1138	21.2149	0
	05	2006	16.6346	19.1138	0
	05	2005	15.4360	16.6346	0
	05	2004	10.0000	15.4360	0

	06	2011	18.7925	17.1983	3,594
	06	2010	17.1837	18.7925	3,629
	06	2009	12.5691	17.1837	3,664
	06	2008	21.0402	12.5691	3,693
	06	2007	18.9856	21.0402	4,983
	06	2006	16.5482	18.9856	5,117
	06	2005	15.3793	16.5482	4,436
	06	2004	10.0000	15.3793	4,483

	07	2011	17.1059	15.6468	0
	07	2010	15.6495	17.1059	0
	07	2009	11.4527	15.6495	0
	07	2008	19.1813	11.4527	0
	07	2007	17.3170	19.1813	0
	07	2006	15.1016	17.3170	0
	07	2005	14.0420	15.1016	0
	07	2004	10.0000	14.0420	0

	08	2011	16.8407	15.3728	0
	08	2010	15.4384	16.8407	0
	08	2009	11.3213	15.4384	0
	08	2008	19.0003	11.3213	0
	08	2007	17.1889	19.0003	0
	08	2006	15.0205	17.1889	0
	08	2005	13.9950	15.0205	0
	08	2004	10.0000	13.9950	0

MFS Global Research Portfolio, Service Class	01	2011	17.0666	15.6576	15,596
	01	2010	15.3887	17.0666	15,906
	01	2009	11.8153	15.3887	15,938
	01	2008	18.8826	11.8153	24,110
	01	2007	16.9450	18.8826	16,301
	01	2006	15.5695	16.9450	17,808
	01	2005	14.6525	15.5695	13,837
	01	2004	10.0000	14.6525	9,544

	02	2011	16.7777	15.3615	29,739
	02	2010	15.1590	16.7777	40,701
	02	2009	11.6626	15.1590	32,523
	02	2008	18.6765	11.6626	37,966
	02	2007	16.7943	18.6765	38,443
	02	2006	15.4624	16.7943	37,950
	02	2005	14.5811	15.4624	33,905
	02	2004	10.0000	14.5811	33,722

	03	2011	16.7063	15.2883	1,289
	03	2010	15.1021	16.7063	1,230
	03	2009	11.6247	15.1021	1,245
	03	2008	18.6253	11.6247	1,320
	03	2007	16.7568	18.6253	1,152
	03	2006	15.4357	16.7568	1,813
	03	2005	14.5633	15.4357	0
	03	2004	10.0000	14.5633	0

	04	2011	16.4932	15.0704	5,608
	04	2010	14.9322	16.4932	6,863
	04	2009	11.5115	14.9322	11,436
	04	2008	18.4723	11.5115	16,149
	04	2007	16.6446	18.4723	20,596
	04	2006	15.3557	16.6446	18,124
	04	2005	14.5099	15.3557	17,778
	04	2004	10.0000	14.5099	15,553

	05	2011	16.4230	14.9986	1,367
	05	2010	14.8762	16.4230	1,367
	05	2009	11.4741	14.8762	1,368
	05	2008	18.4217	11.4741	1,369
	05	2007	16.6075	18.4217	1,370
	05	2006	15.3292	16.6075	1,370
	05	2005	14.4922	15.3292	1,370
	05	2004	10.0000	14.4922	1,370

	06	2011	16.2131	14.7843	2,773
	06	2010	14.7085	16.2131	2,773
	06	2009	11.3621	14.7085	2,773
	06	2008	18.2700	11.3621	11,019
	06	2007	16.4961	18.2700	11,007
	06	2006	15.2496	16.4961	10,994
	06	2005	14.4389	15.2496	14,033
	06	2004	10.0000	14.4389	5,823

	07	2011	14.6136	13.3189	0
	07	2010	13.2642	14.6136	0
	07	2009	10.2517	13.2642	0
	07	2008	16.4929	10.2517	0
	07	2007	14.8992	16.4929	1,524
	07	2006	13.7803	14.8992	1,652
	07	2005	13.0544	13.7803	0
	07	2004	10.0000	13.0544	0

	08	2011	14.3870	13.0857	0
	08	2010	13.0852	14.3870	0
	08	2009	10.1340	13.0852	0
	08	2008	16.3372	10.1340	0
	08	2007	14.7889	16.3372	0
	08	2006	13.7063	14.7889	0
	08	2005	13.0107	13.7063	0
	08	2004	10.0000	13.0107	0

MFS Global Tactical Allocation Portfolio, Service Class	01	2011	10.3770	10.3693	11,404,258
	01	2010	9.9888	10.3770	10,657,706
	01	2009	10.0000	9.9888	0

	02	2011	10.3554	10.3268	91,202
	02	2010	9.9883	10.3554	95,279
	02	2009	10.0000	9.9883	0

	03	2011	10.3500	10.3162	0
	03	2010	9.9881	10.3500	0
	03	2009	10.0000	9.9881	0

	04	2011	10.3338	10.2843	2,239,527
	04	2010	9.9877	10.3338	2,105,705
	04	2009	10.0000	9.9877	0

	05	2011	10.3284	10.2738	0
	05	2010	9.9876	10.3284	0
	05	2009	10.0000	9.9876	0

	06	2011	10.3122	10.2420	0
	06	2010	9.9871	10.3122	0
	06	2009	10.0000	9.9871	0

	07	2011	10.3068	10.2314	0
	07	2010	9.9870	10.3068	0
	07	2009	10.0000	9.9870	0

	08	2011	10.2852	10.1892	0
	08	2010	9.9864	10.2852	0
	08	2009	10.0000	9.9864	0

MFS Government Securities Portfolio, Service Class	01	2011	12.9063	13.6379	4,517,615
	01	2010	12.5203	12.9063	5,190,822
	01	2009	12.1763	12.5203	4,067,416
	01	2008	11.3979	12.1763	1,755,444
	01	2007	10.8081	11.3979	2,188,478
	01	2006	10.5879	10.8081	2,050,015
	01	2005	10.5213	10.5879	1,149,249
	01	2004	10.0000	10.5213	600,878

	02	2011	12.6879	13.3800	1,071,137
	02	2010	12.3334	12.6879	1,371,900
	02	2009	12.0189	12.3334	1,454,632
	02	2008	11.2734	12.0189	948,403
	02	2007	10.7120	11.2734	1,155,427
	02	2006	10.5150	10.7120	1,161,393
	02	2005	10.4700	10.5150	736,263
	02	2004	10.0000	10.4700	402,013

	03	2011	12.6339	13.3164	89,990
	03	2010	12.2871	12.6339	107,199
	03	2009	11.9799	12.2871	108,809
	03	2008	11.2426	11.9799	85,062
	03	2007	10.6881	11.2426	115,122
	03	2006	10.4968	10.6881	99,463
	03	2005	10.4572	10.4968	77,300
	03	2004	10.0000	10.4572	47,262

	04	2011	12.4728	13.1266	799,117
	04	2010	12.1489	12.4728	1,018,538
	04	2009	11.8632	12.1489	906,779
	04	2008	11.1502	11.8632	780,878
	04	2007	10.6165	11.1502	1,099,603
	04	2006	10.4424	10.6165	1,181,722
	04	2005	10.4189	10.4424	958,421
	04	2004	10.0000	10.4189	814,674

	05	2011	12.4197	13.0641	12,153
	05	2010	12.1034	12.4197	14,466
	05	2009	11.8247	12.1034	16,233
	05	2008	11.1196	11.8247	15,063
	05	2007	10.5928	11.1196	28,208
	05	2006	10.4244	10.5928	27,946
	05	2005	10.4061	10.4244	9,804
	05	2004	10.0000	10.4061	2,219

	06	2011	12.2609	12.8774	65,788
	06	2010	11.9670	12.2609	84,160
	06	2009	11.7093	11.9670	92,873
	06	2008	11.0280	11.7093	85,371
	06	2007	10.5217	11.0280	128,946
	06	2006	10.3702	10.5217	150,995
	06	2005	10.3679	10.3702	134,831
	06	2004	10.0000	10.3679	131,200

	07	2011	11.8101	12.3976	42,490
	07	2010	11.5328	11.8101	75,213
	07	2009	11.2903	11.5328	95,190
	07	2008	10.6388	11.2903	91,188
	07	2007	10.1556	10.6388	150,308
	07	2006	10.0145	10.1556	168,675
	07	2005	10.0173	10.0145	167,270
	07	2004	10.0000	10.0173	162,865

	08	2011	11.6270	12.1805	3,367
	08	2010	11.3772	11.6270	3,832
	08	2009	11.1608	11.3772	7,257
	08	2008	10.5383	11.1608	7,207
	08	2007	10.0804	10.5383	11,767
	08	2006	9.9606	10.0804	13,951
	08	2005	9.9837	9.9606	13,147
	08	2004	10.0000	9.9837	14,284

MFS Growth Portfolio, Service Class	01	2011	19.5891	19.1924	16,708
	01	2010	17.1918	19.5891	20,336
	01	2009	12.6783	17.1918	22,582
	01	2008	20.5738	12.6783	28,213
	01	2007	17.2370	20.5738	30,470
	01	2006	16.2236	17.2370	30,485
	01	2005	15.1012	16.2236	23,136
	01	2004	10.0000	15.1012	19,156

	02	2011	19.2576	18.8294	23,520
	02	2010	16.9351	19.2576	23,589
	02	2009	12.5144	16.9351	25,362
	02	2008	20.3493	12.5144	31,961
	02	2007	17.0837	20.3493	38,396
	02	2006	16.1119	17.0837	40,078
	02	2005	15.0277	16.1119	38,241
	02	2004	10.0000	15.0277	35,676

	03	2011	19.1756	18.7397	2,195
	03	2010	16.8715	19.1756	2,208
	03	2009	12.4738	16.8715	2,241
	03	2008	20.2936	12.4738	2,473
	03	2007	17.0456	20.2936	2,373
	03	2006	16.0841	17.0456	787
	03	2005	15.0093	16.0841	0
	03	2004	10.0000	15.0093	0

	04	2011	18.9311	18.4726	5,435
	04	2010	16.6818	18.9311	6,693
	04	2009	12.3523	16.6818	9,550
	04	2008	20.1269	12.3523	10,279
	04	2007	16.9315	20.1269	14,151
	04	2006	16.0007	16.9315	14,664
	04	2005	14.9543	16.0007	11,702
	04	2004	10.0000	14.9543	13,558

	05	2011	18.8505	18.3847	628
	05	2010	16.6192	18.8505	628
	05	2009	12.3122	16.6192	629
	05	2008	20.0717	12.3122	629
	05	2007	16.8937	20.0717	629
	05	2006	15.9731	16.8937	1,658
	05	2005	14.9360	15.9731	1,581
	05	2004	10.0000	14.9360	1,618

	06	2011	18.6095	18.1220	0
	06	2010	16.4318	18.6095	0
	06	2009	12.1920	16.4318	152
	06	2008	19.9064	12.1920	153
	06	2007	16.7803	19.9064	153
	06	2006	15.8902	16.7803	2,319
	06	2005	14.8811	15.8902	2,090
	06	2004	10.0000	14.8811	2,064

	07	2011	15.9202	15.4953	0
	07	2010	14.0645	15.9202	0
	07	2009	10.4408	14.0645	0
	07	2008	17.0559	10.4408	0
	07	2007	14.3848	17.0559	0
	07	2006	13.6287	14.3848	0
	07	2005	12.7698	13.6287	0
	07	2004	10.0000	12.7698	0

	08	2011	15.6734	15.2239	0
	08	2010	13.8747	15.6734	0
	08	2009	10.3210	13.8747	0
	08	2008	16.8949	10.3210	0
	08	2007	14.2784	16.8949	0
	08	2006	13.5554	14.2784	0
	08	2005	12.7270	13.5554	0
	08	2004	10.0000	12.7270	0

MFS High Yield Portfolio, Service Class	01	2011	17.3258	17.7527	391,641
	01	2010	15.2222	17.3258	478,737
	01	2009	10.3069	15.2222	570,315
	01	2008	14.8509	10.3069	781,224
	01	2007	14.8236	14.8509	715,895
	01	2006	13.6546	14.8236	485,034
	01	2005	13.5782	13.6546	312,136
	01	2004	10.0000	13.5782	210,411

	02	2011	17.0327	17.4170	217,923
	02	2010	14.9951	17.0327	271,143
	02	2009	10.1737	14.9951	323,733
	02	2008	14.6889	10.1737	438,245
	02	2007	14.6919	14.6889	422,811
	02	2006	13.5606	14.6919	324,672
	02	2005	13.5120	13.5606	229,349
	02	2004	10.0000	13.5120	170,684

	03	2011	16.9602	17.3341	11,392
	03	2010	14.9388	16.9602	14,695
	03	2009	10.1407	14.9388	17,920
	03	2008	14.6486	10.1407	28,902
	03	2007	14.6591	14.6486	33,252
	03	2006	13.5372	14.6591	22,092
	03	2005	13.4955	13.5372	18,269
	03	2004	10.0000	13.4955	9,860

	04	2011	16.7440	17.0871	169,313
	04	2010	14.7709	16.7440	203,877
	04	2009	10.0420	14.7709	249,329
	04	2008	14.5283	10.0420	325,966
	04	2007	14.5610	14.5283	325,483
	04	2006	13.4670	14.5610	288,822
	04	2005	13.4461	13.4670	249,703
	04	2004	10.0000	13.4461	230,500

	05	2011	16.6727	17.0058	4,705
	05	2010	14.7155	16.6727	5,284
	05	2009	10.0094	14.7155	6,443
	05	2008	14.4885	10.0094	8,847
	05	2007	14.5285	14.4885	10,164
	05	2006	13.4438	14.5285	8,889
	05	2005	13.4297	13.4438	3,803
	05	2004	10.0000	13.4297	717

	06	2011	16.4597	16.7629	27,479
	06	2010	14.5496	16.4597	28,609
	06	2009	9.9117	14.5496	36,584
	06	2008	14.3692	9.9117	39,930
	06	2007	14.4310	14.3692	47,665
	06	2006	13.3740	14.4310	48,629
	06	2005	13.3803	13.3740	78,578
	06	2004	10.0000	13.3803	46,424

	07	2011	14.3664	14.6236	10,318
	07	2010	12.7058	14.3664	17,854
	07	2009	8.6601	12.7058	23,275
	07	2008	12.5611	8.6601	32,888
	07	2007	12.6216	12.5611	34,635
	07	2006	11.7031	12.6216	36,561
	07	2005	11.7146	11.7031	39,139
	07	2004	10.0000	11.7146	38,257

	08	2011	14.1438	14.3676	892
	08	2010	12.5344	14.1438	1,048
	08	2009	8.5607	12.5344	1,253
	08	2008	12.4425	8.5607	2,037
	08	2007	12.5282	12.4425	2,201
	08	2006	11.6402	12.5282	2,467
	08	2005	11.6754	11.6402	2,488
	08	2004	10.0000	11.6754	2,810

MFS International Growth Portfolio, Service Class	01	2011	10.7828	9.4553	346,756
	01	2010	9.5156	10.7828	302,633
	01	2009	7.0055	9.5156	183,623
	01	2008	11.8282	7.0055	83,331
	01	2007	10.0000	11.8282	42,142

	02	2011	10.6993	9.3631	85,613
	02	2010	9.4612	10.6993	89,441
	02	2009	6.9795	9.4612	63,914
	02	2008	11.8085	6.9795	13,814
	02	2007	10.0000	11.8085	39,639

	03	2011	10.6786	9.3402	7,695
	03	2010	9.4476	10.6786	7,703
	03	2009	6.9730	9.4476	8,291
	03	2008	11.8035	6.9730	1,279
	03	2007	10.0000	11.8035	0

	04	2011	10.6164	9.2717	60,218
	04	2010	9.4069	10.6164	111,233
	04	2009	6.9536	9.4069	92,166
	04	2008	11.7887	6.9536	61,969
	04	2007	10.0000	11.7887	50,132

	05	2011	10.5958	9.2490	0
	05	2010	9.3934	10.5958	0
	05	2009	6.9471	9.3934	0
	05	2008	11.7838	6.9471	0
	05	2007	10.0000	11.7838	0

	06	2011	10.5339	9.1809	0
	06	2010	9.3528	10.5339	0
	06	2009	6.9277	9.3528	8,831
	06	2008	11.7689	6.9277	0
	06	2007	10.0000	11.7689	0

	07	2011	10.5133	9.1583	0
	07	2010	9.3393	10.5133	0
	07	2009	6.9213	9.3393	0
	07	2008	11.7640	6.9213	1,283
	07	2007	10.0000	11.7640	1,519

	08	2011	10.4314	9.0684	0
	08	2010	9.2855	10.4314	0
	08	2009	6.8954	9.2855	0
	08	2008	11.7442	6.8954	0
	08	2007	10.0000	11.7442	0

MFS International Value Portfolio, Service Class	01	2011	9.7611	9.4585	2,582,135
	01	2010	9.0960	9.7611	2,812,332
	01	2009	7.3698	9.0960	2,750,615
	01	2008	10.9187	7.3698	3,011,664
	01	2007	10.0000	10.9187	2,382,522

	02	2011	9.6856	9.3663	877,398
	02	2010	9.0439	9.6856	949,743
	02	2009	7.3425	9.0439	994,636
	02	2008	10.9004	7.3425	1,095,885
	02	2007	10.0000	10.9004	875,241

	03	2011	9.6668	9.3433	43,007
	03	2010	9.0310	9.6668	49,377
	03	2009	7.3357	9.0310	55,598
	03	2008	10.8959	7.3357	55,231
	03	2007	10.0000	10.8959	48,182

	04	2011	9.6105	9.2748	299,186
	04	2010	8.9921	9.6105	369,118
	04	2009	7.3152	8.9921	377,327
	04	2008	10.8822	7.3152	374,909
	04	2007	10.0000	10.8822	356,450

	05	2011	9.5918	9.2521	0
	05	2010	8.9791	9.5918	0
	05	2009	7.3084	8.9791	0
	05	2008	10.8776	7.3084	0
	05	2007	10.0000	10.8776	0

	06	2011	9.5358	9.1840	0
	06	2010	8.9404	9.5358	0
	06	2009	7.2880	8.9404	0
	06	2008	10.8639	7.2880	0
	06	2007	10.0000	10.8639	1,585

	07	2011	9.5172	9.1614	0
	07	2010	8.9275	9.5172	3,902
	07	2009	7.2812	8.9275	3,949
	07	2008	10.8593	7.2812	4,030
	07	2007	10.0000	10.8593	3,577

	08	2011	9.4430	9.0715	290
	08	2010	8.8760	9.4430	441
	08	2009	7.2540	8.8760	449
	08	2008	10.8411	7.2540	342
	08	2007	10.0000	10.8411	330

MFS Massachusetts Investors Growth Stock Portfolio, Service Class	01	2011	15.1960	15.0766	106,447
	01	2010	13.6526	15.1960	145,251
	01	2009	9.9008	13.6526	167,761
	01	2008	16.0210	9.9008	199,595
	01	2007	14.5971	16.0210	217,246
	01	2006	13.7749	14.5971	140,397
	01	2005	13.4059	13.7749	142,563
	01	2004	10.0000	13.4059	140,340

	02	2011	14.9388	14.7914	106,878
	02	2010	13.4488	14.9388	134,896
	02	2009	9.7728	13.4488	184,740
	02	2008	15.8461	9.7728	185,447
	02	2007	14.4673	15.8461	237,114
	02	2006	13.6801	14.4673	137,933
	02	2005	13.3405	13.6801	108,240
	02	2004	10.0000	13.3405	102,531

	03	2011	14.8752	14.7210	5,170
	03	2010	13.3983	14.8752	6,255
	03	2009	9.7411	13.3983	6,878
	03	2008	15.8027	9.7411	7,426
	03	2007	14.4350	15.8027	6,914
	03	2006	13.6565	14.4350	0
	03	2005	13.3243	13.6565	0
	03	2004	10.0000	13.3243	0

	04	2011	14.6855	14.5111	127,398
	04	2010	13.2476	14.6855	186,584
	04	2009	9.6462	13.2476	257,777
	04	2008	15.6729	9.6462	302,775
	04	2007	14.3384	15.6729	327,613
	04	2006	13.5857	14.3384	201,237
	04	2005	13.2754	13.5857	220,578
	04	2004	10.0000	13.2754	227,164

	05	2011	14.6230	14.4421	670
	05	2010	13.1979	14.6230	670
	05	2009	9.6149	13.1979	1,596
	05	2008	15.6300	9.6149	954
	05	2007	14.3064	15.6300	924
	05	2006	13.5623	14.3064	0
	05	2005	13.2592	13.5623	0
	05	2004	10.0000	13.2592	0

	06	2011	14.4360	14.2357	27,022
	06	2010	13.0491	14.4360	30,628
	06	2009	9.5210	13.0491	32,393
	06	2008	15.5012	9.5210	38,024
	06	2007	14.2104	15.5012	38,951
	06	2006	13.4918	14.2104	14,785
	06	2005	13.2105	13.4918	15,002
	06	2004	10.0000	13.2105	15,246

	07	2011	12.9660	12.7795	6,710
	07	2010	11.7263	12.9660	11,495
	07	2009	8.5602	11.7263	23,720
	07	2008	13.9441	8.5602	34,914
	07	2007	12.7895	13.9441	38,218
	07	2006	12.1490	12.7895	18,140
	07	2005	11.9017	12.1490	22,808
	07	2004	10.0000	11.9017	24,608

	08	2011	12.7650	12.5557	1,055
	08	2010	11.5681	12.7650	1,117
	08	2009	8.4620	11.5681	14,316
	08	2008	13.8125	8.4620	15,440
	08	2007	12.6948	13.8125	14,349
	08	2006	12.0836	12.6948	12,405
	08	2005	11.8618	12.0836	11,776
	08	2004	10.0000	11.8618	11,649

MFS Mid Cap Growth Portfolio, Service Class	01	2011	15.3613	14.2023	27,659
	01	2010	12.0816	15.3613	30,587
	01	2009	8.6291	12.0816	39,414
	01	2008	18.0122	8.6291	43,822
	01	2007	16.6626	18.0122	41,510
	01	2006	16.5272	16.6626	43,914
	01	2005	16.2999	16.5272	47,774
	01	2004	10.0000	16.2999	47,910

	02	2011	15.1013	13.9336	23,322
	02	2010	11.9012	15.1013	31,312
	02	2009	8.5175	11.9012	55,877
	02	2008	17.8156	8.5175	66,238
	02	2007	16.5144	17.8156	64,702
	02	2006	16.4134	16.5144	69,576
	02	2005	16.2205	16.4134	73,643
	02	2004	10.0000	16.2205	84,132

	03	2011	15.0370	13.8673	1,748
	03	2010	11.8565	15.0370	2,155
	03	2009	8.4898	11.8565	2,668
	03	2008	17.7668	8.4898	2,953
	03	2007	16.4776	17.7668	2,127
	03	2006	16.3851	16.4776	2,214
	03	2005	16.2007	16.3851	2,202
	03	2004	10.0000	16.2007	2,254

	04	2011	14.8452	13.6696	31,350
	04	2010	11.7231	14.8452	44,245
	04	2009	8.4072	11.7231	66,371
	04	2008	17.6208	8.4072	79,826
	04	2007	16.3672	17.6208	77,333
	04	2006	16.3002	16.3672	92,352
	04	2005	16.1413	16.3002	104,525
	04	2004	10.0000	16.1413	116,668

	05	2011	14.7819	13.6044	588
	05	2010	11.6791	14.7819	588
	05	2009	8.3798	11.6791	1,292
	05	2008	17.5725	8.3798	1,327
	05	2007	16.3307	17.5725	1,141
	05	2006	16.2720	16.3307	1,140
	05	2005	16.1216	16.2720	1,107
	05	2004	10.0000	16.1216	1,101

	06	2011	14.5930	13.4100	3,218
	06	2010	11.5474	14.5930	4,537
	06	2009	8.2980	11.5474	6,074
	06	2008	17.4278	8.2980	8,916
	06	2007	16.2212	17.4278	6,349
	06	2006	16.1876	16.2212	7,220
	06	2005	16.0624	16.1876	10,816
	06	2004	10.0000	16.0624	13,304

	07	2011	12.3701	11.3616	3,121
	07	2010	9.7935	12.3701	5,800
	07	2009	7.0412	9.7935	13,690
	07	2008	14.7958	7.0412	11,900
	07	2007	13.7785	14.7958	9,980
	07	2006	13.7570	13.7785	12,652
	07	2005	13.6575	13.7570	13,856
	07	2004	10.0000	13.6575	14,194

	08	2011	12.1783	11.1626	590
	08	2010	9.6613	12.1783	583
	08	2009	6.9604	9.6613	709
	08	2008	14.6561	6.9604	991
	08	2007	13.6765	14.6561	845
	08	2006	13.6830	13.6765	1,189
	08	2005	13.6118	13.6830	1,197
	08	2004	10.0000	13.6118	1,537

MFS Money Market Portfolio, Service Class	01	2011	10.2870	10.1484	1,439,705
	01	2010	10.4277	10.2870	1,504,794
	01	2009	10.5704	10.4277	1,602,106
	01	2008	10.5260	10.5704	1,787,681
	01	2007	10.2027	10.5260	1,882,042
	01	2006	9.9125	10.2027	1,261,879
	01	2005	9.8062	9.9125	736,782
	01	2004	10.0000	9.8062	458,923

	02	2011	10.1129	9.9565	730,672
	02	2010	10.2721	10.1129	866,322
	02	2009	10.4338	10.2721	1,002,303
	02	2008	10.4111	10.4338	1,036,131
	02	2007	10.1120	10.4111	886,346
	02	2006	9.8442	10.1120	747,158
	02	2005	9.7584	9.8442	514,546
	02	2004	10.0000	9.7584	327,727

	03	2011	10.0698	9.9091	44,600
	03	2010	10.2336	10.0698	46,457
	03	2009	10.3999	10.2336	41,725
	03	2008	10.3826	10.3999	58,012
	03	2007	10.0894	10.3826	67,399
	03	2006	9.8272	10.0894	59,426
	03	2005	9.7465	9.8272	50,349
	03	2004	10.0000	9.7465	32,075

	04	2011	9.9414	9.7679	403,726
	04	2010	10.1185	9.9414	519,584
	04	2009	10.2987	10.1185	625,782
	04	2008	10.2973	10.2987	849,389
	04	2007	10.0219	10.2973	1,067,595
	04	2006	9.7763	10.0219	586,217
	04	2005	9.7107	9.7763	430,439
	04	2004	10.0000	9.7107	358,347

	05	2011	9.8990	9.7214	13,622
	05	2010	10.0805	9.8990	16,011
	05	2009	10.2652	10.0805	14,414
	05	2008	10.2691	10.2652	13,817
	05	2007	9.9995	10.2691	24,242
	05	2006	9.7594	9.9995	20,742
	05	2005	9.6989	9.7594	11,469
	05	2004	10.0000	9.6989	1,651

	06	2011	9.7725	9.5825	43,057
	06	2010	9.9669	9.7725	48,851
	06	2009	10.1651	9.9669	196,761
	06	2008	10.1845	10.1651	58,049
	06	2007	9.9324	10.1845	75,119
	06	2006	9.7087	9.9324	79,021
	06	2005	9.6632	9.7087	64,160
	06	2004	10.0000	9.6632	64,868

	07	2011	9.8293	9.6333	38,613
	07	2010	10.0300	9.8293	72,086
	07	2009	10.2346	10.0300	58,529
	07	2008	10.2594	10.2346	53,221
	07	2007	10.0106	10.2594	78,172
	07	2006	9.7901	10.0106	85,948
	07	2005	9.7493	9.7901	84,569
	07	2004	10.0000	9.7493	82,420

	08	2011	9.6770	9.4646	1,679
	08	2010	9.8947	9.6770	1,854
	08	2009	10.1172	9.8947	2,921
	08	2008	10.1625	10.1172	2,850
	08	2007	9.9365	10.1625	4,875
	08	2006	9.7375	9.9365	6,166
	08	2005	9.7166	9.7375	5,881
	08	2004	10.0000	9.7166	6,361

MFS New Discovery Portfolio, Service Class	01	2011	21.6313	19.0879	421,963
	01	2010	16.0974	21.6313	451,486
	01	2009	10.0284	16.0974	606,325
	01	2008	16.8778	10.0284	870,066
	01	2007	16.7291	16.8778	881,925
	01	2006	15.0204	16.7291	783,030
	01	2005	14.5064	15.0204	444,535
	01	2004	10.0000	14.5064	171,789

	02	2011	21.2651	18.7269	192,262
	02	2010	15.8570	21.2651	220,628
	02	2009	9.8987	15.8570	305,861
	02	2008	16.6936	9.8987	440,930
	02	2007	16.5803	16.6936	466,107
	02	2006	14.9170	16.5803	439,449
	02	2005	14.4357	14.9170	263,155
	02	2004	10.0000	14.4357	118,338

	03	2011	21.1745	18.6376	24,332
	03	2010	15.7975	21.1745	25,715
	03	2009	9.8666	15.7975	33,229
	03	2008	16.6478	9.8666	46,016
	03	2007	16.5433	16.6478	43,273
	03	2006	14.8912	16.5433	39,120
	03	2005	14.4181	14.8912	31,949
	03	2004	10.0000	14.4181	17,956

	04	2011	20.9046	18.3720	136,868
	04	2010	15.6198	20.9046	169,654
	04	2009	9.7705	15.6198	233,347
	04	2008	16.5111	9.7705	315,791
	04	2007	16.4326	16.5111	320,027
	04	2006	14.8141	16.4326	318,390
	04	2005	14.3652	14.8141	261,344
	04	2004	10.0000	14.3652	201,468

	05	2011	20.8155	18.2845	6,001
	05	2010	15.5612	20.8155	6,265
	05	2009	9.7387	15.5612	8,929
	05	2008	16.4658	9.7387	12,132
	05	2007	16.3959	16.4658	11,437
	05	2006	14.7885	16.3959	11,851
	05	2005	14.3477	14.7885	4,731
	05	2004	10.0000	14.3477	1,710

	06	2011	20.5495	18.0232	17,026
	06	2010	15.3857	20.5495	18,485
	06	2009	9.6437	15.3857	24,176
	06	2008	16.3302	9.6437	35,192
	06	2007	16.2860	16.3302	32,319
	06	2006	14.7118	16.2860	31,912
	06	2005	14.2950	14.7118	29,818
	06	2004	10.0000	14.2950	14,677

	07	2011	18.5772	16.2851	10,703
	07	2010	13.9162	18.5772	15,720
	07	2009	8.7270	13.9162	24,463
	07	2008	14.7856	8.7270	34,268
	07	2007	14.7531	14.7856	32,319
	07	2006	13.3339	14.7531	32,918
	07	2005	12.9627	13.3339	35,659
	07	2004	10.0000	12.9627	40,294

	08	2011	18.2892	15.9999	514
	08	2010	13.7284	18.2892	559
	08	2009	8.6269	13.7284	867
	08	2008	14.6460	8.6269	1,519
	08	2007	14.6439	14.6460	1,356
	08	2006	13.2622	14.6439	1,333
	08	2005	12.9193	13.2622	1,467
	08	2004	10.0000	12.9193	1,484

MFS Research International Portfolio, Service Class	01	2011	20.2023	17.7257	653,247
	01	2010	18.5599	20.2023	690,065
	01	2009	14.4167	18.5599	711,488
	01	2008	25.4608	14.4167	768,578
	01	2007	22.8806	25.4608	684,839
	01	2006	18.2257	22.8806	506,431
	01	2005	15.8998	18.2257	291,030
	01	2004	10.0000	15.8998	136,925

	02	2011	19.8604	17.3903	236,665
	02	2010	18.2828	19.8604	252,775
	02	2009	14.2303	18.2828	285,653
	02	2008	25.1830	14.2303	341,443
	02	2007	22.6771	25.1830	318,614
	02	2006	18.1002	22.6771	269,353
	02	2005	15.8223	18.1002	148,668
	02	2004	10.0000	15.8223	79,630

	03	2011	19.7758	17.3075	37,128
	03	2010	18.2142	19.7758	37,814
	03	2009	14.1841	18.2142	41,779
	03	2008	25.1140	14.1841	42,533
	03	2007	22.6265	25.1140	45,004
	03	2006	18.0689	22.6265	40,066
	03	2005	15.8030	18.0689	25,474
	03	2004	10.0000	15.8030	21,218

	04	2011	19.5237	17.0608	211,447
	04	2010	18.0094	19.5237	255,573
	04	2009	14.0461	18.0094	366,949
	04	2008	24.9077	14.0461	341,564
	04	2007	22.4751	24.9077	368,820
	04	2006	17.9754	22.4751	330,652
	04	2005	15.7451	17.9754	301,188
	04	2004	10.0000	15.7451	285,579

	05	2011	19.4405	16.9796	2,746
	05	2010	17.9418	19.4405	2,699
	05	2009	14.0004	17.9418	3,225
	05	2008	24.8395	14.0004	3,413
	05	2007	22.4250	24.8395	3,043
	05	2006	17.9443	22.4250	4,571
	05	2005	15.7259	17.9443	1,918
	05	2004	10.0000	15.7259	1,825

	06	2011	19.1921	16.7370	14,308
	06	2010	17.7395	19.1921	15,318
	06	2009	13.8638	17.7395	14,921
	06	2008	24.6350	13.8638	15,218
	06	2007	22.2746	24.6350	17,029
	06	2006	17.8512	22.2746	17,464
	06	2005	15.6681	17.8512	16,394
	06	2004	10.0000	15.6681	11,488

	07	2011	18.2635	15.9190	5,462
	07	2010	16.8899	18.2635	6,371
	07	2009	13.2065	16.8899	11,950
	07	2008	23.4791	13.2065	16,556
	07	2007	21.2404	23.4791	17,300
	07	2006	17.0310	21.2404	19,917
	07	2005	14.9558	17.0310	25,469
	07	2004	10.0000	14.9558	35,451

	08	2011	17.9804	15.6403	129
	08	2010	16.6620	17.9804	121
	08	2009	13.0551	16.6620	8,802
	08	2008	23.2575	13.0551	8,841
	08	2007	21.0832	23.2575	7,398
	08	2006	16.9395	21.0832	7,770
	08	2005	14.9058	16.9395	8,720
	08	2004	10.0000	14.9058	9,571

MFS Strategic Income Portfolio, Service Class	01	2011	15.4303	15.8780	9,760
	01	2010	14.2135	15.4303	14,635
	01	2009	11.3233	14.2135	15,189
	01	2008	13.2262	11.3233	13,749
	01	2007	12.9879	13.2262	23,394
	01	2006	12.3674	12.9879	24,206
	01	2005	12.3378	12.3674	24,619
	01	2004	10.0000	12.3378	29,387

	02	2011	15.1692	15.5778	5,104
	02	2010	14.0013	15.1692	4,254
	02	2009	11.1769	14.0013	9,471
	02	2008	13.0818	11.1769	10,586
	02	2007	12.8724	13.0818	14,300
	02	2006	12.2823	12.8724	14,856
	02	2005	12.2777	12.2823	17,406
	02	2004	10.0000	12.2777	26,132

	03	2011	15.1046	15.5036	524
	03	2010	13.9488	15.1046	556
	03	2009	11.1406	13.9488	1,242
	03	2008	13.0460	11.1406	1,291
	03	2007	12.8437	13.0460	1,387
	03	2006	12.2611	12.8437	1,449
	03	2005	12.2627	12.2611	1,511
	03	2004	10.0000	12.2627	1,576

	04	2011	14.9120	15.2827	9,201
	04	2010	13.7920	14.9120	7,778
	04	2009	11.0322	13.7920	12,710
	04	2008	12.9388	11.0322	11,908
	04	2007	12.7577	12.9388	14,052
	04	2006	12.1976	12.7577	14,304
	04	2005	12.2178	12.1976	22,074
	04	2004	10.0000	12.2178	21,852

	05	2011	14.8486	15.2099	0
	05	2010	13.7403	14.8486	0
	05	2009	10.9964	13.7403	0
	05	2008	12.9034	10.9964	0
	05	2007	12.7293	12.9034	0
	05	2006	12.1765	12.7293	433
	05	2005	12.2029	12.1765	421
	05	2004	10.0000	12.2029	397

	06	2011	14.6588	14.9927	0
	06	2010	13.5854	14.6588	0
	06	2009	10.8891	13.5854	0
	06	2008	12.7971	10.8891	0
	06	2007	12.6439	12.7971	0
	06	2006	12.1133	12.6439	0
	06	2005	12.1580	12.1133	4,864
	06	2004	10.0000	12.1580	4,470

	07	2011	13.2450	13.5397	0
	07	2010	12.2814	13.2450	0
	07	2009	9.8489	12.2814	0
	07	2008	11.5806	9.8489	0
	07	2007	11.4478	11.5806	0
	07	2006	10.9730	11.4478	0
	07	2005	11.0191	10.9730	0
	07	2004	10.0000	11.0191	0

	08	2011	13.0396	13.3027	0
	08	2010	12.1157	13.0396	0
	08	2009	9.7359	12.1157	0
	08	2008	11.4712	9.7359	0
	08	2007	11.3630	11.4712	0
	08	2006	10.9139	11.3630	0
	08	2005	10.9822	10.9139	0
	08	2004	10.0000	10.9822	0

MFS Total Return Portfolio, Service Class	01	2011	14.8500	14.8926	6,983,786
	01	2010	13.7234	14.8500	7,699,289
	01	2009	11.8085	13.7234	7,733,055
	01	2008	15.2961	11.8085	6,678,650
	01	2007	14.8995	15.2961	6,883,541
	01	2006	13.4957	14.8995	6,025,603
	01	2005	13.3058	13.4957	4,933,959
	01	2004	10.0000	13.3058	1,412,573

	02	2011	14.5987	14.6109	2,072,358
	02	2010	13.5185	14.5987	2,421,763
	02	2009	11.6559	13.5185	2,916,138
	02	2008	15.1291	11.6559	2,645,682
	02	2007	14.7670	15.1291	2,940,136
	02	2006	13.4028	14.7670	2,575,663
	02	2005	13.2409	13.4028	2,217,231
	02	2004	10.0000	13.2409	847,311

	03	2011	14.5365	14.5413	175,445
	03	2010	13.4678	14.5365	199,488
	03	2009	11.6180	13.4678	259,958
	03	2008	15.0877	11.6180	286,897
	03	2007	14.7340	15.0877	275,829
	03	2006	13.3797	14.7340	206,828
	03	2005	13.2247	13.3797	182,015
	03	2004	10.0000	13.2247	85,595

	04	2011	14.3512	14.3341	1,124,651
	04	2010	13.3164	14.3512	1,524,637
	04	2009	11.5050	13.3164	1,688,867
	04	2008	14.9637	11.5050	1,727,159
	04	2007	14.6355	14.9637	1,973,157
	04	2006	13.3104	14.6355	2,094,251
	04	2005	13.1763	13.3104	2,443,924
	04	2004	10.0000	13.1763	2,272,251

	05	2011	14.2901	14.2659	14,400
	05	2010	13.2664	14.2901	14,535
	05	2009	11.4676	13.2664	23,270
	05	2008	14.9227	11.4676	25,659
	05	2007	14.6028	14.9227	27,222
	05	2006	13.2874	14.6028	100,056
	05	2005	13.1602	13.2874	55,107
	05	2004	10.0000	13.1602	1,614

	06	2011	14.1075	14.0621	83,099
	06	2010	13.1169	14.1075	107,837
	06	2009	11.3557	13.1169	139,388
	06	2008	14.7999	11.3557	207,340
	06	2007	14.5048	14.7999	244,195
	06	2006	13.2184	14.5048	262,617
	06	2005	13.1118	13.2184	272,890
	06	2004	10.0000	13.1118	256,318

	07	2011	12.8608	12.8129	42,951
	07	2010	11.9638	12.8608	80,767
	07	2009	10.3628	11.9638	94,895
	07	2008	13.5127	10.3628	119,297
	07	2007	13.2501	13.5127	135,330
	07	2006	12.0811	13.2501	132,168
	07	2005	11.9898	12.0811	137,742
	07	2004	10.0000	11.9898	146,611

	08	2011	12.6614	12.5885	22,445
	08	2010	11.8025	12.6614	22,930
	08	2009	10.2439	11.8025	23,438
	08	2008	13.3851	10.2439	24,007
	08	2007	13.1521	13.3851	24,529
	08	2006	12.0162	13.1521	24,972
	08	2005	11.9497	12.0162	25,462
	08	2004	10.0000	11.9497	25,974

MFS Utilities Portfolio, Service Class	01	2011	33.0322	34.8156	596,893
	01	2010	29.4744	33.0322	607,258
	01	2009	22.4481	29.4744	525,479
	01	2008	36.2685	22.4481	320,641
	01	2007	28.6611	36.2685	209,721
	01	2006	22.0157	28.6611	96,891
	01	2005	19.0781	22.0157	42,022
	01	2004	10.0000	19.0781	16,802

	02	2011	32.4735	34.1574	213,398
	02	2010	29.0346	32.4735	132,456
	02	2009	22.1581	29.0346	166,358
	02	2008	35.8729	22.1581	141,898
	02	2007	28.4064	35.8729	136,179
	02	2006	21.8642	28.4064	123,446
	02	2005	18.9851	21.8642	42,643
	02	2004	10.0000	18.9851	26,174

	03	2011	32.3353	33.9948	12,127
	03	2010	28.9257	32.3353	14,315
	03	2009	22.0862	28.9257	16,259
	03	2008	35.7747	22.0862	20,633
	03	2007	28.3430	35.7747	20,485
	03	2006	21.8265	28.3430	22,078
	03	2005	18.9620	21.8265	1,854
	03	2004	10.0000	18.9620	278

	04	2011	31.9231	33.5105	204,370
	04	2010	28.6006	31.9231	194,798
	04	2009	21.8713	28.6006	277,257
	04	2008	35.4810	21.8713	274,935
	04	2007	28.1534	35.4810	283,659
	04	2006	21.7135	28.1534	199,476
	04	2005	18.8925	21.7135	157,514
	04	2004	10.0000	18.8925	100,484

	05	2011	31.7872	33.3509	680
	05	2010	28.4932	31.7872	721
	05	2009	21.8002	28.4932	766
	05	2008	35.3838	21.8002	845
	05	2007	28.0907	35.3838	923
	05	2006	21.6760	28.0907	943
	05	2005	18.8695	21.6760	942
	05	2004	10.0000	18.8695	0

	06	2011	31.3812	32.8747	4,819
	06	2010	28.1722	31.3812	6,299
	06	2009	21.5876	28.1722	861
	06	2008	35.0927	21.5876	6,432
	06	2007	27.9023	35.0927	11,674
	06	2006	21.5635	27.9023	13,625
	06	2005	18.8002	21.5635	15,927
	06	2004	10.0000	18.8002	0

	07	2011	25.4425	26.6398	1,959
	07	2010	22.8525	25.4425	1,974
	07	2009	17.5202	22.8525	5,395
	07	2008	28.4953	17.5202	8,306
	07	2007	22.6684	28.4953	3,146
	07	2006	17.5275	22.6684	5,993
	07	2005	15.2892	17.5275	0
	07	2004	10.0000	15.2892	0

	08	2011	25.0482	26.1735	0
	08	2010	22.5444	25.0482	0
	08	2009	17.3193	22.5444	0
	08	2008	28.2265	17.3193	0
	08	2007	22.5007	28.2265	0
	08	2006	17.4333	22.5007	0
	08	2005	15.2380	17.4333	0
	08	2004	10.0000	15.2380	0

MFS Value Portfolio, Service Class	01	2011	16.8023	16.5282	1,792,818
	01	2010	15.3133	16.8023	2,008,099
	01	2009	12.9036	15.3133	1,935,786
	01	2008	19.4855	12.9036	1,390,122
	01	2007	18.3461	19.4855	234,355
	01	2006	15.4123	18.3461	168,985
	01	2005	14.6909	15.4123	142,727
	01	2004	10.0000	14.6909	93,920

	02	2011	16.5179	16.2157	440,330
	02	2010	15.0847	16.5179	523,915
	02	2009	12.7368	15.0847	613,702
	02	2008	19.2729	12.7368	480,719
	02	2007	18.1829	19.2729	146,689
	02	2006	15.3062	18.1829	131,233
	02	2005	14.6193	15.3062	98,869
	02	2004	10.0000	14.6193	82,647

	03	2011	16.4476	16.1384	43,174
	03	2010	15.0280	16.4476	49,733
	03	2009	12.6954	15.0280	51,360
	03	2008	19.2201	12.6954	39,218
	03	2007	18.1424	19.2201	15,273
	03	2006	15.2798	18.1424	14,268
	03	2005	14.6015	15.2798	4,063
	03	2004	10.0000	14.6015	1,293

	04	2011	16.2379	15.9084	299,794
	04	2010	14.8591	16.2379	370,018
	04	2009	12.5719	14.8591	443,588
	04	2008	19.0623	12.5719	353,588
	04	2007	18.0210	19.0623	319,189
	04	2006	15.2006	18.0210	304,698
	04	2005	14.5480	15.2006	287,047
	04	2004	10.0000	14.5480	249,612

	05	2011	16.1688	15.8327	911
	05	2010	14.8033	16.1688	911
	05	2009	12.5310	14.8033	1,456
	05	2008	19.0100	12.5310	1,009
	05	2007	17.9808	19.0100	911
	05	2006	15.1744	17.9808	859
	05	2005	14.5302	15.1744	1,144
	05	2004	10.0000	14.5302	0

	06	2011	15.9621	15.6065	14,176
	06	2010	14.6365	15.9621	15,575
	06	2009	12.4087	14.6365	9,218
	06	2008	18.8535	12.4087	6,766
	06	2007	17.8602	18.8535	10,995
	06	2006	15.0956	17.8602	11,917
	06	2005	14.4768	15.0956	16,416
	06	2004	10.0000	14.4768	13,840

	07	2011	14.8028	14.4656	7,098
	07	2010	13.5804	14.8028	10,854
	07	2009	11.5193	13.5804	17,037
	07	2008	17.5111	11.5193	10,887
	07	2007	16.5970	17.5111	12,328
	07	2006	14.0351	16.5970	14,131
	07	2005	13.4666	14.0351	19,694
	07	2004	10.0000	13.4666	21,549

	08	2011	14.5734	14.2124	477
	08	2010	13.3972	14.5734	491
	08	2009	11.3872	13.3972	11,391
	08	2008	17.3458	11.3872	10,084
	08	2007	16.4742	17.3458	9,715
	08	2006	13.9597	16.4742	9,663
	08	2005	13.4216	13.9597	10,168
	08	2004	10.0000	13.4216	10,202

MFS Research Bond Series, Service Class	01	2011	10.0000	10.0560	17,489

	02	2011	10.0000	10.0503	0

	03	2011	10.0000	10.0488	0

	04	2011	10.0000	10.0446	0

	05	2011	10.0000	10.0431	0

	06	2011	10.0000	10.0388	0

	07	2011	10.0000	10.0374	0

	08	2011	10.0000	10.0317	0

Universal Institutional Fund, Inc. - Mid Cap Growth Portfolio, Class II	01	2011	12.7369	11.6637	142,984
	01	2010	9.7611	12.7369	143,697
	01	2009	6.2876	9.7611	119,134
	01	2008	10.0000	6.2876	11,478

	02	2011	12.6644	11.5738	71,535
	02	2010	9.7253	12.6644	118,918
	02	2009	6.2773	9.7253	101,854
	02	2008	10.0000	6.2773	15,889

	03	2011	12.6463	11.5514	4,107
	03	2010	9.7163	12.6463	0
	03	2009	6.2747	9.7163	0
	03	2008	10.0000	6.2747	0

	04	2011	12.5922	11.4845	131,319
	04	2010	9.6895	12.5922	70,416
	04	2009	6.2669	9.6895	82,347
	04	2008	10.0000	6.2669	0

	05	2011	12.5742	11.4623	0
	05	2010	9.6805	12.5742	0
	05	2009	6.2643	9.6805	0
	05	2008	10.0000	6.2643	0

	06	2011	12.5203	11.3957	13,238
	06	2010	9.6537	12.5203	13,219
	06	2009	6.2565	9.6537	0
	06	2008	10.0000	6.2565	0

	07	2011	12.5023	11.3735	0
	07	2010	9.6448	12.5023	0
	07	2009	6.2539	9.6448	0
	07	2008	10.0000	6.2539	0

	08	2011	12.4306	11.2853	0
	08	2010	9.6091	12.4306	0
	08	2009	6.2435	9.6091	0
	08	2008	10.0000	6.2435	0

Mutual Shares Securities Fund, Class 2	01	2011	15.3149	14.9511	3,034,907
	01	2010	13.9614	15.3149	3,248,143
	01	2009	11.2278	13.9614	3,141,095
	01	2008	18.0981	11.2278	1,488,236
	01	2007	17.7302	18.0981	705,741
	01	2006	15.1817	17.7302	282,775
	01	2005	13.9197	15.1817	117,812
	01	2004	10.0000	13.9197	74,113

	02	2011	15.0558	14.6684	809,745
	02	2010	13.7530	15.0558	906,199
	02	2009	11.0827	13.7530	953,621
	02	2008	17.9006	11.0827	596,071
	02	2007	17.5726	17.9006	379,829
	02	2006	15.0772	17.5726	258,909
	02	2005	13.8519	15.0772	167,655
	02	2004	10.0000	13.8519	118,278

	03	2011	14.9917	14.5985	24,939
	03	2010	13.7014	14.9917	31,772
	03	2009	11.0467	13.7014	30,791
	03	2008	17.8516	11.0467	20,151
	03	2007	17.5334	17.8516	11,047
	03	2006	15.0512	17.5334	4,644
	03	2005	13.8350	15.0512	2,330
	03	2004	10.0000	13.8350	65

	04	2011	14.8005	14.3904	251,195
	04	2010	13.5473	14.8005	271,684
	04	2009	10.9391	13.5473	274,512
	04	2008	17.7050	10.9391	172,975
	04	2007	17.4161	17.7050	162,989
	04	2006	14.9732	17.4161	146,902
	04	2005	13.7843	14.9732	103,178
	04	2004	10.0000	13.7843	69,496

	05	2011	14.7374	14.3219	4,513
	05	2010	13.4965	14.7374	4,535
	05	2009	10.9036	13.4965	4,596
	05	2008	17.6564	10.9036	4,723
	05	2007	17.3772	17.6564	7,208
	05	2006	14.9474	17.3772	4,656
	05	2005	13.7674	14.9474	3,872
	05	2004	10.0000	13.7674	961

	06	2011	14.5491	14.1173	2,373
	06	2010	13.3444	14.5491	4,593
	06	2009	10.7972	13.3444	9,127
	06	2008	17.5111	10.7972	17,604
	06	2007	17.2607	17.5111	32,646
	06	2006	14.8698	17.2607	31,666
	06	2005	13.7168	14.8698	41,600
	06	2004	10.0000	13.7168	9,746

	07	2011	13.6903	13.2772	711
	07	2010	12.5631	13.6903	1,913
	07	2009	10.1703	12.5631	2,047
	07	2008	16.5027	10.1703	2,339
	07	2007	16.2751	16.5027	0
	07	2006	14.0279	16.2751	0
	07	2005	12.9468	14.0279	0
	07	2004	10.0000	12.9468	0

	08	2011	13.4780	13.0447	0
	08	2010	12.3936	13.4780	0
	08	2009	10.0536	12.3936	0
	08	2008	16.3469	10.0536	0
	08	2007	16.1546	16.3469	0
	08	2006	13.9524	16.1546	0
	08	2005	12.9035	13.9524	0
	08	2004	10.0000	12.9035	0

Oppenheimer Balanced Fund/VA, Service Shares	01	2011	7.6459	7.5719	325,659
	01	2010	6.8785	7.6459	360,418
	01	2009	5.7341	6.8785	403,158
	01	2008	10.3095	5.7341	96,807
	01	2007	10.0000	10.3095	12,754

	02	2011	7.5868	7.4981	59,161
	02	2010	6.8391	7.5868	61,637
	02	2009	5.7129	6.8391	65,298
	02	2008	10.2923	5.7129	35,663
	02	2007	10.0000	10.2923	10,564

	03	2011	7.5721	7.4797	23,166
	03	2010	6.8293	7.5721	23,421
	03	2009	5.7076	6.8293	22,790
	03	2008	10.2880	5.7076	5,947
	03	2007	10.0000	10.2880	0

	04	2011	7.5279	7.4248	15,785
	04	2010	6.7999	7.5279	17,250
	04	2009	5.6916	6.7999	21,286
	04	2008	10.2750	5.6916	5,350
	04	2007	10.0000	10.2750	0

	05	2011	7.5133	7.4067	0
	05	2010	6.7901	7.5133	0
	05	2009	5.6864	6.7901	0
	05	2008	10.2707	5.6864	0
	05	2007	10.0000	10.2707	0

	06	2011	7.4694	7.3522	0
	06	2010	6.7608	7.4694	0
	06	2009	5.6705	6.7608	0
	06	2008	10.2578	5.6705	0
	06	2007	10.0000	10.2578	0

	07	2011	7.4548	7.3341	0
	07	2010	6.7510	7.4548	0
	07	2009	5.6652	6.7510	0
	07	2008	10.2535	5.6652	0
	07	2007	10.0000	10.2535	0

	08	2011	7.3967	7.2621	0
	08	2010	6.7121	7.3967	0
	08	2009	5.6440	6.7121	0
	08	2008	10.2362	5.6440	0
	08	2007	10.0000	10.2362	0

Oppenheimer Capital Appreciation Fund/VA, Service Shares	01	2011	14.8892	14.4867	283,911
	01	2010	13.8284	14.8892	304,302
	01	2009	9.7242	13.8284	280,549
	01	2008	18.1418	9.7242	238,251
	01	2007	16.1528	18.1418	229,460
	01	2006	15.2052	16.1528	209,310
	01	2005	14.6981	15.2052	194,205
	01	2004	10.0000	14.6981	173,395

	02	2011	14.6371	14.2127	148,073
	02	2010	13.6220	14.6371	145,708
	02	2009	9.5985	13.6220	177,910
	02	2008	17.9438	9.5985	207,956
	02	2007	16.0092	17.9438	191,164
	02	2006	15.1006	16.0092	195,095
	02	2005	14.6265	15.1006	175,692
	02	2004	10.0000	14.6265	154,529

	03	2011	14.5748	14.1450	3,105
	03	2010	13.5708	14.5748	4,089
	03	2009	9.5673	13.5708	4,872
	03	2008	17.8947	9.5673	5,904
	03	2007	15.9734	17.8947	4,499
	03	2006	15.0745	15.9734	6,585
	03	2005	14.6086	15.0745	8,136
	03	2004	10.0000	14.6086	5,421

	04	2011	14.3890	13.9434	173,103
	04	2010	13.4182	14.3890	191,498
	04	2009	9.4741	13.4182	226,878
	04	2008	17.7477	9.4741	237,962
	04	2007	15.8665	17.7477	236,907
	04	2006	14.9964	15.8665	249,870
	04	2005	14.5550	14.9964	216,339
	04	2004	10.0000	14.5550	212,271

	05	2011	14.3277	13.8770	2,202
	05	2010	13.3678	14.3277	2,202
	05	2009	9.4433	13.3678	2,820
	05	2008	17.6990	9.4433	2,853
	05	2007	15.8311	17.6990	2,747
	05	2006	14.9705	15.8311	2,715
	05	2005	14.5373	14.9705	2,703
	05	2004	10.0000	14.5373	1,801

	06	2011	14.1445	13.6787	14,567
	06	2010	13.2171	14.1445	17,821
	06	2009	9.3512	13.2171	19,489
	06	2008	17.5533	9.3512	28,691
	06	2007	15.7249	17.5533	29,665
	06	2006	14.8928	15.7249	36,223
	06	2005	14.4838	14.8928	40,714
	06	2004	10.0000	14.4838	38,391

	07	2011	12.0814	11.6776	7,163
	07	2010	11.2951	12.0814	12,614
	07	2009	7.9954	11.2951	18,666
	07	2008	15.0160	7.9954	25,780
	07	2007	13.4589	15.0160	22,619
	07	2006	12.7532	13.4589	29,242
	07	2005	12.4093	12.7532	33,077
	07	2004	10.0000	12.4093	33,684

	08	2011	11.8941	11.4731	1,162
	08	2010	11.1427	11.8941	1,194
	08	2009	7.9036	11.1427	2,116
	08	2008	14.8743	7.9036	2,789
	08	2007	13.3592	14.8743	2,307
	08	2006	12.6846	13.3592	3,135
	08	2005	12.3678	12.6846	3,284
	08	2004	10.0000	12.3678	3,964

Oppenheimer Global Securities/VA, Service Shares	01	2011	15.4920	13.9800	375,574
	01	2010	13.5726	15.4920	406,571
	01	2009	9.8729	13.5726	359,486
	01	2008	16.7736	9.8729	335,429
	01	2007	16.0296	16.7736	303,118
	01	2006	13.8444	16.0296	174,355
	01	2005	12.3035	13.8444	56,351
	01	2004	10.0000	12.3035	33,914

	02	2011	15.2714	13.7530	108,365
	02	2010	13.4064	15.2714	125,308
	02	2009	9.7718	13.4064	150,706
	02	2008	16.6358	9.7718	160,662
	02	2007	15.9304	16.6358	140,343
	02	2006	13.7867	15.9304	109,917
	02	2005	12.2769	13.7867	36,013
	02	2004	10.0000	12.2769	16,550

	03	2011	15.2167	13.6969	5,718
	03	2010	13.3652	15.2167	5,897
	03	2009	9.7467	13.3652	3,285
	03	2008	16.6015	9.7467	6,777
	03	2007	15.9057	16.6015	8,603
	03	2006	13.7722	15.9057	7,574
	03	2005	12.2703	13.7722	73
	03	2004	10.0000	12.2703	0

	04	2011	15.0535	13.5293	109,563
	04	2010	13.2420	15.0535	116,182
	04	2009	9.6717	13.2420	130,930
	04	2008	16.4989	9.6717	180,085
	04	2007	15.8317	16.4989	188,483
	04	2006	13.7290	15.8317	123,234
	04	2005	12.2504	13.7290	70,656
	04	2004	10.0000	12.2504	53,593

	05	2011	14.9996	13.4741	621
	05	2010	13.2013	14.9996	622
	05	2009	9.6468	13.2013	622
	05	2008	16.4649	9.6468	623
	05	2007	15.8071	16.4649	624
	05	2006	13.7146	15.8071	625
	05	2005	12.2438	13.7146	642
	05	2004	10.0000	12.2438	0

	06	2011	14.8384	13.3088	7,330
	06	2010	13.0793	14.8384	7,219
	06	2009	9.5723	13.0793	14,667
	06	2008	16.3629	9.5723	23,584
	06	2007	15.7333	16.3629	45,442
	06	2006	13.6715	15.7333	40,241
	06	2005	12.2238	13.6715	32,459
	06	2004	10.0000	12.2238	6,196

	07	2011	14.7849	13.2541	0
	07	2010	13.0388	14.7849	928
	07	2009	9.5476	13.0388	947
	07	2008	16.3290	9.5476	1,014
	07	2007	15.7088	16.3290	333
	07	2006	13.6571	15.7088	0
	07	2005	12.2172	13.6571	0
	07	2004	10.0000	12.2172	0

	08	2011	14.5728	13.0373	0
	08	2010	12.8781	14.5728	0
	08	2009	9.4491	12.8781	0
	08	2008	16.1939	9.4491	0
	08	2007	15.6109	16.1939	0
	08	2006	13.5996	15.6109	0
	08	2005	12.1906	13.5996	0
	08	2004	10.0000	12.1906	0

Oppenheimer Main Street Fund/VA, Service Shares	01	2011	14.4481	14.2086	3,972,434
	01	2010	12.6446	14.4481	4,575,874
	01	2009	10.0143	12.6446	5,219,022
	01	2008	16.5411	10.0143	6,027,690
	01	2007	16.1003	16.5411	5,376,652
	01	2006	14.2212	16.1003	3,696,473
	01	2005	13.6326	14.2212	1,956,570
	01	2004	10.0000	13.6326	725,813

	02	2011	14.2036	13.9399	1,706,829
	02	2010	12.4559	14.2036	1,995,115
	02	2009	9.8848	12.4559	2,318,745
	02	2008	16.3606	9.8848	2,757,704
	02	2007	15.9571	16.3606	2,547,024
	02	2006	14.1233	15.9571	1,983,596
	02	2005	13.5662	14.1233	1,119,136
	02	2004	10.0000	13.5662	462,516

	03	2011	14.1431	13.8735	170,995
	03	2010	12.4091	14.1431	195,722
	03	2009	9.8527	12.4091	215,502
	03	2008	16.3157	9.8527	251,861
	03	2007	15.9215	16.3157	237,683
	03	2006	14.0989	15.9215	194,143
	03	2005	13.5496	14.0989	157,532
	03	2004	10.0000	13.5496	91,789

	04	2011	13.9628	13.6758	919,153
	04	2010	12.2695	13.9628	1,176,729
	04	2009	9.7568	12.2695	1,415,870
	04	2008	16.1817	9.7568	1,663,591
	04	2007	15.8150	16.1817	1,628,424
	04	2006	14.0259	15.8150	1,526,522
	04	2005	13.5000	14.0259	1,219,978
	04	2004	10.0000	13.5000	898,322

	05	2011	13.9033	13.6106	37,225
	05	2010	12.2235	13.9033	41,274
	05	2009	9.7251	12.2235	50,424
	05	2008	16.1374	9.7251	55,864
	05	2007	15.7797	16.1374	53,749
	05	2006	14.0017	15.7797	58,224
	05	2005	13.4835	14.0017	22,063
	05	2004	10.0000	13.4835	5,268

	06	2011	13.7256	13.4162	100,903
	06	2010	12.0857	13.7256	116,554
	06	2009	9.6302	12.0857	136,315
	06	2008	16.0045	9.6302	148,534
	06	2007	15.6738	16.0045	137,614
	06	2006	13.9290	15.6738	127,303
	06	2005	13.4339	13.9290	128,133
	06	2004	10.0000	13.4339	78,360

	07	2011	12.7432	12.4496	65,786
	07	2010	11.2264	12.7432	106,826
	07	2009	8.9501	11.2264	140,005
	07	2008	14.8819	8.9501	156,697
	07	2007	14.5819	14.8819	150,601
	07	2006	12.9652	14.5819	158,946
	07	2005	12.5108	12.9652	172,396
	07	2004	10.0000	12.5108	192,804

	08	2011	12.5457	12.2316	3,599
	08	2010	11.0750	12.5457	4,226
	08	2009	8.8474	11.0750	5,422
	08	2008	14.7414	8.8474	7,426
	08	2007	14.4740	14.7414	6,766
	08	2006	12.8955	14.4740	6,713
	08	2005	12.4689	12.8955	7,148
	08	2004	10.0000	12.4689	7,645

Oppenheimer Main Street Small- & Mid-Cap Fund, Service Shares	01	2011	20.2332	19.4849	41,224
	01	2010	16.6671	20.2332	51,673
	01	2009	12.3428	16.6671	56,946
	01	2008	20.1827	12.3428	69,050
	01	2007	20.7493	20.1827	73,680
	01	2006	18.3436	20.7493	67,800
	01	2005	16.9475	18.3436	40,980
	01	2004	10.0000	16.9475	31,118

	02	2011	19.8907	19.1164	64,342
	02	2010	16.4182	19.8907	71,796
	02	2009	12.1832	16.4182	90,242
	02	2008	19.9625	12.1832	101,170
	02	2007	20.5648	19.9625	105,917
	02	2006	18.2174	20.5648	108,919
	02	2005	16.8649	18.2174	69,957
	02	2004	10.0000	16.8649	70,464

	03	2011	19.8060	19.0253	5,009
	03	2010	16.3566	19.8060	5,072
	03	2009	12.1437	16.3566	5,519
	03	2008	19.9078	12.1437	5,998
	03	2007	20.5189	19.9078	5,158
	03	2006	18.1860	20.5189	4,647
	03	2005	16.8444	18.1860	1,257
	03	2004	10.0000	16.8444	56

	04	2011	19.5535	18.7541	27,781
	04	2010	16.1727	19.5535	35,817
	04	2009	12.0254	16.1727	57,595
	04	2008	19.7443	12.0254	63,009
	04	2007	20.3817	19.7443	67,327
	04	2006	18.0918	20.3817	69,561
	04	2005	16.7826	18.0918	51,426
	04	2004	10.0000	16.7826	41,293

	05	2011	19.4702	18.6649	698
	05	2010	16.1120	19.4702	698
	05	2009	11.9864	16.1120	698
	05	2008	19.6902	11.9864	699
	05	2007	20.3362	19.6902	699
	05	2006	18.0606	20.3362	985
	05	2005	16.7622	18.0606	987
	05	2004	10.0000	16.7622	898

	06	2011	19.2214	18.3982	10,547
	06	2010	15.9304	19.2214	10,666
	06	2009	11.8694	15.9304	6,501
	06	2008	19.5281	11.8694	12,578
	06	2007	20.1998	19.5281	13,629
	06	2006	17.9669	20.1998	16,244
	06	2005	16.7006	17.9669	15,019
	06	2004	10.0000	16.7006	5,066

	07	2011	17.5692	16.8082	0
	07	2010	14.5685	17.5692	190
	07	2009	10.8603	14.5685	198
	07	2008	17.8770	10.8603	206
	07	2007	18.5015	17.8770	214
	07	2006	16.4646	18.5015	215
	07	2005	15.3121	16.4646	215
	07	2004	10.0000	15.3121	0

	08	2011	17.2968	16.5139	0
	08	2010	14.3720	17.2968	0
	08	2009	10.7357	14.3720	0
	08	2008	17.7083	10.7357	0
	08	2007	18.3646	17.7083	0
	08	2006	16.3762	18.3646	0
	08	2005	15.2608	16.3762	0
	08	2004	10.0000	15.2608	0

PIMCO Emerging Markets Bond Portfolio, Administrative Class	01	2011	24.6842	25.8936	134,765
	01	2010	22.3072	24.6842	143,580
	01	2009	17.3158	22.3072	91,927
	01	2008	20.5533	17.3158	54,395
	01	2007	19.6898	20.5533	42,161
	01	2006	18.2643	19.6898	25,055
	01	2005	16.7114	18.2643	17,828
	01	2004	10.0000	16.7114	6,436

	02	2011	24.2741	25.4120	29,642
	02	2010	21.9812	24.2741	30,615
	02	2009	17.0973	21.9812	33,419
	02	2008	20.3354	17.0973	30,942
	02	2007	19.5208	20.3354	21,350
	02	2006	18.1442	19.5208	14,798
	02	2005	16.6352	18.1442	11,229
	02	2004	10.0000	16.6352	2,387

	03	2011	24.1727	25.2930	2,640
	03	2010	21.9004	24.1727	4,094
	03	2009	17.0432	21.9004	2,864
	03	2008	20.2813	17.0432	3,045
	03	2007	19.4787	20.2813	0
	03	2006	18.1143	19.4787	533
	03	2005	16.6162	18.1143	1,186
	03	2004	10.0000	16.6162	0

	04	2011	23.8702	24.9385	39,104
	04	2010	21.6594	23.8702	46,972
	04	2009	16.8813	21.6594	27,543
	04	2008	20.1194	16.8813	19,141
	04	2007	19.3529	20.1194	19,061
	04	2006	18.0247	19.3529	14,536
	04	2005	16.5592	18.0247	12,935
	04	2004	10.0000	16.5592	5,076

	05	2011	23.7704	24.8217	304
	05	2010	21.5798	23.7704	305
	05	2009	16.8278	21.5798	163
	05	2008	20.0658	16.8278	163
	05	2007	19.3113	20.0658	163
	05	2006	17.9950	19.3113	164
	05	2005	16.5403	17.9950	119
	05	2004	10.0000	16.5403	0

	06	2011	23.4722	24.4729	249
	06	2010	21.3416	23.4722	260
	06	2009	16.6675	21.3416	4,073
	06	2008	19.9053	16.6675	8,585
	06	2007	19.1862	19.9053	8,619
	06	2006	17.9058	19.1862	7,107
	06	2005	16.4833	17.9058	7,263
	06	2004	10.0000	16.4833	3,658

	07	2011	16.6020	17.3010	0
	07	2010	15.1027	16.6020	227
	07	2009	11.8011	15.1027	237
	07	2008	14.1007	11.8011	246
	07	2007	13.5983	14.1007	256
	07	2006	12.6972	13.5983	257
	07	2005	11.6945	12.6972	258
	07	2004	10.0000	11.6945	0

	08	2011	16.3446	16.9981	0
	08	2010	14.8991	16.3446	0
	08	2009	11.6657	14.8991	0
	08	2008	13.9676	11.6657	0
	08	2007	13.4976	13.9676	0
	08	2006	12.6289	13.4976	0
	08	2005	11.6554	12.6289	0
	08	2004	10.0000	11.6554	0

PIMCO EqS Pathfinder Portfolio, Advisor Class	01	2011	10.0000	10.1202	0

	02	2011	10.0000	10.1144	0

	03	2011	10.0000	10.1130	0

	04	2011	10.0000	10.1087	0

	05	2011	10.0000	10.1072	0

	06	2011	10.0000	10.1029	0

	07	2011	10.0000	10.1015	0

	08	2011	10.0000	10.0957	0

PIMCO Global Multi-Asset Portfolio, Advisor Class	01	2011	11.7375	11.3710	15,638,873
	01	2010	10.6862	11.7375	14,096,035
	01	2009	10.0000	10.6862	402,823

	02	2011	11.7049	11.3165	366,509
	02	2010	10.6782	11.7049	270,648
	02	2009	10.0000	10.6782	26,462

	03	2011	11.6967	11.3029	0
	03	2010	10.6761	11.6967	0
	03	2009	10.0000	10.6761	0

	04	2011	11.6723	11.2621	2,637,236
	04	2010	10.6701	11.6723	2,458,564
	04	2009	10.0000	10.6701	73,881

	05	2011	11.6642	11.2486	0
	05	2010	10.6681	11.6642	0
	05	2009	10.0000	10.6681	0

	06	2011	11.6397	11.2079	41,166
	06	2010	10.6620	11.6397	0
	06	2009	10.0000	10.6620	0

	07	2011	11.6316	11.1943	0
	07	2010	10.6600	11.6316	0
	07	2009	10.0000	10.6600	0

	08	2011	11.5990	11.1402	0
	08	2010	10.6519	11.5990	0
	08	2009	10.0000	10.6519	0

PIMCO Real Return Portfolio, Administrative Class	01	2011	15.1879	16.7335	888,608
	01	2010	14.2407	15.1879	1,117,099
	01	2009	12.1928	14.2407	1,192,533
	01	2008	13.2982	12.1928	1,154,191
	01	2007	12.1816	13.2982	380,551
	01	2006	12.2602	12.1816	227,779
	01	2005	12.1721	12.2602	138,070
	01	2004	10.0000	12.1721	81,890

	02	2011	14.9309	16.4171	378,407
	02	2010	14.0281	14.9309	463,626
	02	2009	12.0351	14.0281	514,562
	02	2008	13.1530	12.0351	549,495
	02	2007	12.0732	13.1530	264,363
	02	2006	12.1757	12.0732	211,966
	02	2005	12.1128	12.1757	183,010
	02	2004	10.0000	12.1128	152,598

	03	2011	14.8674	16.3389	30,799
	03	2010	13.9755	14.8674	34,955
	03	2009	11.9961	13.9755	34,353
	03	2008	13.1170	11.9961	42,701
	03	2007	12.0463	13.1170	15,264
	03	2006	12.1547	12.0463	9,753
	03	2005	12.0980	12.1547	4,245
	03	2004	10.0000	12.0980	70

	04	2011	14.6778	16.1061	180,043
	04	2010	13.8184	14.6778	198,208
	04	2009	11.8793	13.8184	222,768
	04	2008	13.0092	11.8793	423,756
	04	2007	11.9656	13.0092	164,269
	04	2006	12.0917	11.9656	136,156
	04	2005	12.0536	12.0917	131,411
	04	2004	10.0000	12.0536	102,967

	05	2011	14.6153	16.0294	2,746
	05	2010	13.7665	14.6153	2,992
	05	2009	11.8407	13.7665	2,896
	05	2008	12.9736	11.8407	2,902
	05	2007	11.9389	12.9736	3,469
	05	2006	12.0708	11.9389	5,380
	05	2005	12.0389	12.0708	3,718
	05	2004	10.0000	12.0389	1,612

	06	2011	14.4285	15.8005	548
	06	2010	13.6114	14.4285	603
	06	2009	11.7252	13.6114	4,128
	06	2008	12.8667	11.7252	4,074
	06	2007	11.8588	12.8667	946
	06	2006	12.0081	11.8588	6,588
	06	2005	11.9947	12.0081	6,286
	06	2004	10.0000	11.9947	7,731

	07	2011	13.0394	14.2720	6,325
	07	2010	12.3072	13.0394	6,567
	07	2009	10.6072	12.3072	5,978
	07	2008	11.6458	10.6072	17,750
	07	2007	10.7390	11.6458	13,896
	07	2006	10.8798	10.7390	1,466
	07	2005	10.8731	10.8798	82
	07	2004	10.0000	10.8731	0

	08	2011	12.8373	14.0222	0
	08	2010	12.1413	12.8373	0
	08	2009	10.4855	12.1413	0
	08	2008	11.5358	10.4855	0
	08	2007	10.6595	11.5358	0
	08	2006	10.8213	10.6595	0
	08	2005	10.8367	10.8213	0
	08	2004	10.0000	10.8367	0

PIMCO Total Return Portfolio, Administrative Class	01	2011	15.3681	15.7087	3,426,939
	01	2010	14.4088	15.3681	3,900,569
	01	2009	12.8041	14.4088	3,910,396
	01	2008	12.3852	12.8041	3,580,153
	01	2007	11.5441	12.3852	2,317,748
	01	2006	11.2677	11.5441	462,724
	01	2005	11.1480	11.2677	340,572
	01	2004	10.0000	11.1480	293,934

	02	2011	15.1081	15.4117	1,211,684
	02	2010	14.1938	15.1081	1,438,419
	02	2009	12.6387	14.1938	1,546,082
	02	2008	12.2500	12.6387	1,504,471
	02	2007	11.4414	12.2500	1,168,698
	02	2006	11.1901	11.4414	496,998
	02	2005	11.0936	11.1901	400,256
	02	2004	10.0000	11.0936	345,067

	03	2011	15.0437	15.3384	78,390
	03	2010	14.1405	15.0437	87,594
	03	2009	12.5976	14.1405	89,028
	03	2008	12.2164	12.5976	89,322
	03	2007	11.4159	12.2164	64,697
	03	2006	11.1708	11.4159	18,422
	03	2005	11.0801	11.1708	12,933
	03	2004	10.0000	11.0801	12,530

	04	2011	14.8519	15.1198	517,997
	04	2010	13.9816	14.8519	685,257
	04	2009	12.4750	13.9816	699,454
	04	2008	12.1160	12.4750	690,546
	04	2007	11.3395	12.1160	676,605
	04	2006	11.1129	11.3395	470,487
	04	2005	11.0394	11.1129	419,983
	04	2004	10.0000	11.0394	375,047

	05	2011	14.7887	15.0478	5,582
	05	2010	13.9291	14.7887	5,582
	05	2009	12.4345	13.9291	6,153
	05	2008	12.0828	12.4345	6,232
	05	2007	11.3142	12.0828	14,462
	05	2006	11.0937	11.3142	6,163
	05	2005	11.0260	11.0937	3,862
	05	2004	10.0000	11.0260	660

	06	2011	14.5997	14.8328	39,069
	06	2010	13.7721	14.5997	50,452
	06	2009	12.3132	13.7721	50,121
	06	2008	11.9833	12.3132	50,474
	06	2007	11.2382	11.9833	69,809
	06	2006	11.0360	11.2382	78,046
	06	2005	10.9854	11.0360	114,056
	06	2004	10.0000	10.9854	84,624

	07	2011	13.6038	13.8140	15,489
	07	2010	12.8393	13.6038	26,349
	07	2009	11.4850	12.8393	29,508
	07	2008	11.1831	11.4850	26,074
	07	2007	10.4931	11.1831	33,804
	07	2006	10.3096	10.4931	37,611
	07	2005	10.2675	10.3096	38,619
	07	2004	10.0000	10.2675	37,692

	08	2011	13.3930	13.5722	1,174
	08	2010	12.6661	13.3930	1,323
	08	2009	11.3533	12.6661	2,063
	08	2008	11.0775	11.3533	2,101
	08	2007	10.4154	11.0775	3,421
	08	2006	10.2542	10.4154	4,032
	08	2005	10.2331	10.2542	3,835
	08	2004	10.0000	10.2331	4,432

PIMCO All Asset Portfolio, Administrative Class	01	2011	12.5294	12.6023	23,614
	01	2010	11.2306	12.5294	16,619
	01	2009	9.3640	11.2306	9,098
	01	2008	11.2796	9.3640	6,063
	01	2007	10.5558	11.2796	6,695
	01	2006	10.2235	10.5558	4,189
	01	2005	10.0000	10.2235	246

	02	2011	12.3987	12.4456	25,595
	02	2010	11.1359	12.3987	32,685
	02	2009	9.3040	11.1359	17,581
	02	2008	11.2301	9.3040	17,025
	02	2007	10.5309	11.2301	2,432
	02	2006	10.2201	10.5309	2,221
	02	2005	10.0000	10.2201	0

	03	2011	12.3662	12.4067	2,065
	03	2010	11.1124	12.3662	2,556
	03	2009	9.2890	11.1124	0
	03	2008	11.2178	9.2890	0
	03	2007	10.5247	11.2178	0
	03	2006	10.2193	10.5247	0
	03	2005	10.0000	10.2193	0

	04	2011	12.2690	12.2905	53,779
	04	2010	11.0419	12.2690	63,033
	04	2009	9.2442	11.0419	8,984
	04	2008	11.1808	9.2442	8,555
	04	2007	10.5061	11.1808	8,778
	04	2006	10.2167	10.5061	8,702
	04	2005	10.0000	10.2167	7,735

	05	2011	12.2369	12.2521	0
	05	2010	11.0186	12.2369	0
	05	2009	9.2294	11.0186	0
	05	2008	11.1685	9.2294	0
	05	2007	10.4999	11.1685	0
	05	2006	10.2159	10.4999	0
	05	2005	10.0000	10.2159	0

	06	2011	12.1405	12.1371	0
	06	2010	10.9486	12.1405	1,302
	06	2009	9.1847	10.9486	1,267
	06	2008	11.1315	9.1847	1,175
	06	2007	10.4813	11.1315	1,514
	06	2006	10.2133	10.4813	1,457
	06	2005	10.0000	10.2133	0

	07	2011	12.1085	12.0989	0
	07	2010	10.9252	12.1085	0
	07	2009	9.1698	10.9252	0
	07	2008	11.1192	9.1698	0
	07	2007	10.4750	11.1192	0
	07	2006	10.2124	10.4750	0
	07	2005	10.0000	10.2124	0

	08	2011	11.9812	11.9474	0
	08	2010	10.8325	11.9812	0
	08	2009	9.1106	10.8325	0
	08	2008	11.0701	9.1106	0
	08	2007	10.4502	11.0701	0
	08	2006	10.2090	10.4502	0
	08	2005	10.0000	10.2090	0

PIMCO CommodityRealReturn Strategy Portfolio, Administrative Class	01	2011	11.3856	10.3833	1,100,956
	01	2010	9.2683	11.3856	1,156,307
	01	2009	6.6382	9.2683	1,035,243
	01	2008	11.9723	6.6382	788,235
	01	2007	9.8482	11.9723	88,124
	01	2006	10.3019	9.8482	42,107
	01	2005	10.0000	10.3019	5,314

	02	2011	11.2667	10.2541	240,804
	02	2010	9.1901	11.2667	258,080
	02	2009	6.5956	9.1901	298,431
	02	2008	11.9197	6.5956	271,422
	02	2007	9.8250	11.9197	34,689
	02	2006	10.2984	9.8250	28,084
	02	2005	10.0000	10.2984	824

	03	2011	11.2372	10.2220	6,867
	03	2010	9.1707	11.2372	8,032
	03	2009	6.5850	9.1707	8,936
	03	2008	11.9066	6.5850	8,118
	03	2007	9.8192	11.9066	260
	03	2006	10.2976	9.8192	291
	03	2005	10.0000	10.2976	0

	04	2011	11.1489	10.1262	321,669
	04	2010	9.1125	11.1489	245,189
	04	2009	6.5532	9.1125	189,322
	04	2008	11.8673	6.5532	129,193
	04	2007	9.8018	11.8673	20,859
	04	2006	10.2950	9.8018	26,568
	04	2005	10.0000	10.2950	4,281

	05	2011	11.1196	10.0946	0
	05	2010	9.0932	11.1196	0
	05	2009	6.5426	9.0932	0
	05	2008	11.8542	6.5426	57
	05	2007	9.7960	11.8542	0
	05	2006	10.2941	9.7960	0
	05	2005	10.0000	10.2941	0

	06	2011	11.0320	9.9998	17,211
	06	2010	9.0353	11.0320	20,039
	06	2009	6.5110	9.0353	2,682
	06	2008	11.8150	6.5110	2,701
	06	2007	9.7787	11.8150	2,669
	06	2006	10.2916	9.7787	2,683
	06	2005	10.0000	10.2916	0

	07	2011	11.0029	9.9683	1,167
	07	2010	9.0161	11.0029	1,340
	07	2009	6.5004	9.0161	1,540
	07	2008	11.8019	6.5004	689
	07	2007	9.7728	11.8019	0
	07	2006	10.2907	9.7728	0
	07	2005	10.0000	10.2907	0

	08	2011	10.8873	9.8434	0
	08	2010	8.9395	10.8873	0
	08	2009	6.4584	8.9395	0
	08	2008	11.7497	6.4584	0
	08	2007	9.7497	11.7497	0
	08	2006	10.2872	9.7497	0
	08	2005	10.0000	10.2872	0

Putnam VT Absolute Return 500 Fund, Class IB	01	2011	10.0000	10.0457	2,745

	02	2011	10.0000	10.0400	0

	03	2011	10.0000	10.0385	0

	04	2011	10.0000	10.0343	2,584

	05	2011	10.0000	10.0328	0

	06	2011	10.0000	10.0286	0

	07	2011	10.0000	10.0271	0

	08	2011	10.0000	10.0214	0

Putnam VT Equity Income Fund, Class IB	01	2011	10.0000	10.7265	128

	02	2011	10.0000	10.7204	0

	03	2011	10.0000	10.7189	0

	04	2011	10.0000	10.7143	0

	05	2011	10.0000	10.7128	0

	06	2011	10.0000	10.7083	0

	07	2011	10.0000	10.7067	0

	08	2011	10.0000	10.7006	0

SC AllianceBernstein International Value Fund, Service Class	01	2011	12.1211	9.9894	92,982
	01	2010	11.7553	12.1211	82,235
	01	2009	9.2189	11.7553	46,151
	01	2008	10.0000	9.2189	446

	02	2011	12.0672	9.9248	3,584
	02	2010	11.7268	12.0672	5,879
	02	2009	9.2152	11.7268	3,401
	02	2008	10.0000	9.2152	177

	03	2011	12.0537	9.9087	0
	03	2010	11.7196	12.0537	0
	03	2009	9.2143	11.7196	0
	03	2008	10.0000	9.2143	0

	04	2011	12.0134	9.8605	17,861
	04	2010	11.6982	12.0134	10,230
	04	2009	9.2115	11.6982	5,139
	04	2008	10.0000	9.2115	0

	05	2011	12.0000	9.8445	0
	05	2010	11.6911	12.0000	0
	05	2009	9.2106	11.6911	0
	05	2008	10.0000	9.2106	0

	06	2011	11.9598	9.7965	0
	06	2010	11.6697	11.9598	0
	06	2009	9.2078	11.6697	0
	06	2008	10.0000	9.2078	0

	07	2011	11.9464	9.7805	0
	07	2010	11.6626	11.9464	0
	07	2009	9.2069	11.6626	0
	07	2008	10.0000	9.2069	0

	08	2011	11.8928	9.7168	0
	08	2010	11.6340	11.8928	0
	08	2009	9.2031	11.6340	0
	08	2008	10.0000	9.2031	0

SC BlackRock Inflation Protected Bond Fund, Service Class	01	2011	11.3458	12.5047	2,680,350
	01	2010	10.9627	11.3458	2,664,502
	01	2009	10.2557	10.9627	1,111,646
	01	2008	10.0000	10.2557	97,427

	02	2011	11.2953	12.4239	358,175
	02	2010	10.9361	11.2953	287,431
	02	2009	10.2516	10.9361	230,544
	02	2008	10.0000	10.2516	16,730

	03	2011	11.2827	12.4038	4,642
	03	2010	10.9295	11.2827	2,886
	03	2009	10.2505	10.9295	2,801
	03	2008	10.0000	10.2505	0

	04	2011	11.2450	12.3435	645,354
	04	2010	10.9095	11.2450	578,960
	04	2009	10.2475	10.9095	172,216
	04	2008	10.0000	10.2475	1,452

	05	2011	11.2325	12.3235	483
	05	2010	10.9029	11.2325	486
	05	2009	10.2464	10.9029	0
	05	2008	10.0000	10.2464	0

	06	2011	11.1948	12.2635	0
	06	2010	10.8830	11.1948	14,433
	06	2009	10.2434	10.8830	2,467
	06	2008	10.0000	10.2434	0

	07	2011	11.1822	12.2435	6,290
	07	2010	10.8763	11.1822	0
	07	2009	10.2423	10.8763	0
	07	2008	10.0000	10.2423	0

	08	2011	11.1321	12.1638	0
	08	2010	10.8497	11.1321	0
	08	2009	10.2382	10.8497	0
	08	2008	10.0000	10.2382	0

SC BlackRock International Index Fund, Service Class	01	2011	10.0319	8.6400	10,354
	01	2010	10.0000	10.0319	0

	02	2011	10.0309	8.6217	878
	02	2010	10.0000	10.0309	0

	03	2011	10.0307	8.6171	0
	03	2010	10.0000	10.0307	0

	04	2011	10.0299	8.6033	3,199
	04	2010	10.0000	10.0299	0

	05	2011	10.0297	8.5987	0
	05	2010	10.0000	10.0297	0

	06	2011	10.0289	8.5849	0
	06	2010	10.0000	10.0289	0

	07	2011	10.0287	8.5803	0
	07	2010	10.0000	10.0287	0

	08	2011	10.0277	8.5620	0
	08	2010	10.0000	10.0277	0

SC BlackRock Larege Cap Index Fund, Service Class	01	2011	10.1459	10.1268	302,000
	01	2010	8.8314	10.1459	327,946
	01	2009	7.4078	8.8314	248,342
	01	2008	11.9483	7.4078	91,539
	01	2007	12.8953	11.9483	77,573
	01	2006	10.9131	12.8953	29,795
	01	2005	11.1711	10.9131	9,001
	01	2004	10.0000	11.1711	10,659

	02	2011	10.0045	9.9654	109,179
	02	2010	8.7260	10.0045	152,093
	02	2009	7.3342	8.7260	175,144
	02	2008	11.8538	7.3342	84,867
	02	2007	12.8194	11.8538	76,565
	02	2006	10.8709	12.8194	56,172
	02	2005	11.1505	10.8709	5,373
	02	2004	10.0000	11.1505	4,032

	03	2011	9.9695	9.9255	742
	03	2010	8.6999	9.9695	759
	03	2009	7.3160	8.6999	816
	03	2008	11.8303	7.3160	594
	03	2007	12.8006	11.8303	533
	03	2006	10.8604	12.8006	0
	03	2005	11.1453	10.8604	0
	03	2004	10.0000	11.1453	0

	04	2011	9.8648	9.8064	47,434
	04	2010	8.6217	9.8648	42,910
	04	2009	7.2613	8.6217	20,272
	04	2008	11.7599	7.2613	6,759
	04	2007	12.7439	11.7599	6,970
	04	2006	10.8288	12.7439	4,767
	04	2005	11.1298	10.8288	3,909
	04	2004	10.0000	11.1298	461

	05	2011	9.8302	9.7670	1,230
	05	2010	8.5958	9.8302	1,310
	05	2009	7.2432	8.5958	1,397
	05	2008	11.7365	7.2432	1,552
	05	2007	12.7251	11.7365	1,702
	05	2006	10.8183	12.7251	1,742
	05	2005	11.1247	10.8183	1,742
	05	2004	10.0000	11.1247	0

	06	2011	9.7268	9.6495	3,776
	06	2010	8.5183	9.7268	3,777
	06	2009	7.1889	8.5183	3,777
	06	2008	11.6665	7.1889	24,800
	06	2007	12.6687	11.6665	3,779
	06	2006	10.7868	12.6687	6,959
	06	2005	11.1091	10.7868	3,713
	06	2004	10.0000	11.1091	791

	07	2011	9.6925	9.6106	329
	07	2010	8.4926	9.6925	315
	07	2009	7.1708	8.4926	339
	07	2008	11.6432	7.1708	347
	07	2007	12.6499	11.6432	0
	07	2006	10.7762	12.6499	0
	07	2005	11.1040	10.7762	0
	07	2004	10.0000	11.1040	0

	08	2011	9.5564	9.4564	0
	08	2010	8.3905	9.5564	0
	08	2009	7.0991	8.3905	0
	08	2008	11.5505	7.0991	0
	08	2007	12.5750	11.5505	0
	08	2006	10.7343	12.5750	0
	08	2005	11.0833	10.7343	0
	08	2004	10.0000	11.0833	0

SC BlackRock Small Cap Index Fund, Service Class	01	2011	9.8933	9.2628	1,831,322
	01	2010	8.0828	9.8933	2,022,278
	01	2009	6.0027	8.0828	2,410,102
	01	2008	9.8369	6.0027	2,687,372
	01	2007	10.0000	9.8369	1,330,068

	02	2011	9.8167	9.1725	612,048
	02	2010	8.0365	9.8167	698,782
	02	2009	5.9805	8.0365	857,989
	02	2008	9.8205	5.9805	896,301
	02	2007	10.0000	9.8205	484,939

	03	2011	9.7976	9.1500	22,119
	03	2010	8.0249	9.7976	26,044
	03	2009	5.9749	8.0249	33,702
	03	2008	9.8163	5.9749	37,599
	03	2007	10.0000	9.8163	24,398

	04	2011	9.7405	9.0829	164,253
	04	2010	7.9904	9.7405	182,774
	04	2009	5.9582	7.9904	222,692
	04	2008	9.8040	5.9582	248,330
	04	2007	10.0000	9.8040	152,037

	05	2011	9.7217	9.0607	0
	05	2010	7.9789	9.7217	0
	05	2009	5.9527	7.9789	0
	05	2008	9.7999	5.9527	63
	05	2007	10.0000	9.7999	0

	06	2011	9.6649	8.9940	0
	06	2010	7.9444	9.6649	0
	06	2009	5.9360	7.9444	0
	06	2008	9.7875	5.9360	0
	06	2007	10.0000	9.7875	632

	07	2011	9.6460	8.9718	181
	07	2010	7.9329	9.6460	2,221
	07	2009	5.9305	7.9329	2,608
	07	2008	9.7834	5.9305	2,646
	07	2007	10.0000	9.7834	1,426

	08	2011	9.5707	8.8837	104
	08	2010	7.8871	9.5707	153
	08	2009	5.9083	7.8871	187
	08	2008	9.7669	5.9083	154
	08	2007	10.0000	9.7669	131

SC Columbia Small Cap Value Fund, Service Class	01	2011	14.3636	13.2484	167,563
	01	2010	12.0001	14.3636	159,362
	01	2009	9.3523	12.0001	78,698
	01	2008	10.0000	9.3523	62

	02	2011	14.2997	13.1627	14,057
	02	2010	11.9709	14.2997	11,205
	02	2009	9.3485	11.9709	10,130
	02	2008	10.0000	9.3485	0

	03	2011	14.2838	13.1414	0
	03	2010	11.9637	14.2838	0
	03	2009	9.3476	11.9637	0
	03	2008	10.0000	9.3476	0

	04	2011	14.2360	13.0775	24,077
	04	2010	11.9418	14.2360	20,911
	04	2009	9.3447	11.9418	11,842
	04	2008	10.0000	9.3447	0

	05	2011	14.2201	13.0563	0
	05	2010	11.9345	14.2201	0
	05	2009	9.3438	11.9345	0
	05	2008	10.0000	9.3438	0

	06	2011	14.1724	12.9926	0
	06	2010	11.9127	14.1724	0
	06	2009	9.3410	11.9127	0
	06	2008	10.0000	9.3410	0

	07	2011	14.1565	12.9714	0
	07	2010	11.9054	14.1565	0
	07	2009	9.3400	11.9054	0
	07	2008	10.0000	9.3400	0

	08	2011	14.0931	12.8870	0
	08	2010	11.8763	14.0931	0
	08	2009	9.3362	11.8763	0
	08	2008	10.0000	9.3362	0

SC Davis Venture Value Fund, Service Class	01	2011	9.1809	8.6930	4,508,756
	01	2010	8.2594	9.1809	4,659,591
	01	2009	6.4892	8.2594	4,471,906
	01	2008	10.5978	6.4892	1,559,878
	01	2007	10.0000	10.5978	238,987

	02	2011	9.1099	8.6083	1,046,026
	02	2010	8.2122	9.1099	1,205,108
	02	2009	6.4651	8.2122	1,236,490
	02	2008	10.5801	6.4651	557,927
	02	2007	10.0000	10.5801	133,530

	03	2011	9.0922	8.5872	51,758
	03	2010	8.2004	9.0922	57,135
	03	2009	6.4591	8.2004	55,209
	03	2008	10.5756	6.4591	31,093
	03	2007	10.0000	10.5756	0

	04	2011	9.0392	8.5242	395,638
	04	2010	8.1650	9.0392	405,028
	04	2009	6.4411	8.1650	353,352
	04	2008	10.5623	6.4411	204,644
	04	2007	10.0000	10.5623	129,005

	05	2011	9.0217	8.5033	0
	05	2010	8.1533	9.0217	0
	05	2009	6.4351	8.1533	0
	05	2008	10.5579	6.4351	0
	05	2007	10.0000	10.5579	0

	06	2011	8.9690	8.4408	0
	06	2010	8.1181	8.9690	0
	06	2009	6.4172	8.1181	0
	06	2008	10.5446	6.4172	0
	06	2007	10.0000	10.5446	0

	07	2011	8.9515	8.4200	1,750
	07	2010	8.1064	8.9515	4,185
	07	2009	6.4112	8.1064	4,195
	07	2008	10.5402	6.4112	4,490
	07	2007	10.0000	10.5402	1,597

	08	2011	8.8817	8.3373	0
	08	2010	8.0596	8.8817	0
	08	2009	6.3872	8.0596	0
	08	2008	10.5224	6.3872	0
	08	2007	10.0000	10.5224	0

SC Goldman Sachs Mid Cap Value Fund, Initial Class	01	2011	10.5531	10.6683	704,882
	01	2010	8.7592	10.5531	788,816
	01	2009	7.0646	8.7592	914,954
	01	2008	10.0000	7.0646	8,445

	02	2011	10.4930	10.5861	298,071
	02	2010	8.7270	10.4930	383,221
	02	2009	7.0529	8.7270	471,792
	02	2008	10.0000	7.0529	12,515

	03	2011	10.4781	10.5656	36,459
	03	2010	8.7189	10.4781	40,019
	03	2009	7.0500	8.7189	43,184
	03	2008	10.0000	7.0500	0

	04	2011	10.4332	10.5044	199,846
	04	2010	8.6949	10.4332	234,912
	04	2009	7.0413	8.6949	277,165
	04	2008	10.0000	7.0413	10,638

	05	2011	10.4183	10.4841	4,103
	05	2010	8.6869	10.4183	4,321
	05	2009	7.0384	8.6869	4,839
	05	2008	10.0000	7.0384	0

	06	2011	10.3736	10.4232	34,089
	06	2010	8.6628	10.3736	37,198
	06	2009	7.0296	8.6628	38,591
	06	2008	10.0000	7.0296	0

	07	2011	10.3587	10.4029	6,437
	07	2010	8.6548	10.3587	8,012
	07	2009	7.0267	8.6548	9,402
	07	2008	10.0000	7.0267	0

	08	2011	10.2993	10.3222	100
	08	2010	8.6227	10.2993	105
	08	2009	7.0150	8.6227	114
	08	2008	10.0000	7.0150	0

SC Goldman Sachs Mid Cap Value Fund, Service Class	01	2011	10.4630	10.5633	486,166
	01	2010	8.7208	10.4630	520,275
	01	2009	7.0506	8.7208	361,878
	01	2008	10.0000	7.0506	52,903

	02	2011	10.4035	10.4819	98,235
	02	2010	8.6888	10.4035	98,839
	02	2009	7.0389	8.6888	108,824
	02	2008	10.0000	7.0389	63,467

	03	2011	10.3887	10.4617	0
	03	2010	8.6808	10.3887	0
	03	2009	7.0360	8.6808	0
	03	2008	10.0000	7.0360	0

	04	2011	10.3442	10.4010	76,425
	04	2010	8.6568	10.3442	84,622
	04	2009	7.0273	8.6568	29,601
	04	2008	10.0000	7.0273	1,565

	05	2011	10.3294	10.3809	0
	05	2010	8.6488	10.3294	0
	05	2009	7.0244	8.6488	0
	05	2008	10.0000	7.0244	0

	06	2011	10.2851	10.3206	0
	06	2010	8.6249	10.2851	0
	06	2009	7.0157	8.6249	0
	06	2008	10.0000	7.0157	0

	07	2011	10.2703	10.3005	0
	07	2010	8.6169	10.2703	0
	07	2009	7.0128	8.6169	0
	07	2008	10.0000	7.0128	0

	08	2011	10.2114	10.2206	0
	08	2010	8.5850	10.2114	0
	08	2009	7.0011	8.5850	0
	08	2008	10.0000	7.0011	0

SC Goldman Sachs Short Duration Fund, Initial Class	01	2011	10.5476	10.4603	7,262,617
	01	2010	10.4400	10.5476	8,380,135
	01	2009	10.1974	10.4400	8,550,169
	01	2008	10.0000	10.1974	511,043

	02	2011	10.4877	10.3798	2,928,697
	02	2010	10.4017	10.4877	3,463,876
	02	2009	10.1806	10.4017	3,641,026
	02	2008	10.0000	10.1806	199,579

	03	2011	10.4727	10.3597	213,681
	03	2010	10.3921	10.4727	249,355
	03	2009	10.1765	10.3921	255,447
	03	2008	10.0000	10.1765	7,442

	04	2011	10.4279	10.2997	1,488,288
	04	2010	10.3635	10.4279	1,876,869
	04	2009	10.1639	10.3635	1,962,988
	04	2008	10.0000	10.1639	65,813

	05	2011	10.4130	10.2798	50,622
	05	2010	10.3539	10.4130	48,691
	05	2009	10.1597	10.3539	52,898
	05	2008	10.0000	10.1597	243

	06	2011	10.3683	10.2201	138,990
	06	2010	10.3253	10.3683	171,382
	06	2009	10.1471	10.3253	166,473
	06	2008	10.0000	10.1471	0

	07	2011	10.3535	10.2003	92,986
	07	2010	10.3158	10.3535	153,272
	07	2009	10.1429	10.3158	173,225
	07	2008	10.0000	10.1429	4,318

	08	2011	10.2942	10.1212	4,242
	08	2010	10.2776	10.2942	5,130
	08	2009	10.1261	10.2776	5,770
	08	2008	10.0000	10.1261	0

SC Goldman Sachs Short Duration Fund, Service Class	01	2011	10.4739	10.3508	2,229,820
	01	2010	10.3929	10.4739	2,302,211
	01	2009	10.1768	10.3929	1,533,348
	01	2008	10.0000	10.1768	802,566

	02	2011	10.4143	10.2711	475,854
	02	2010	10.3548	10.4143	606,714
	02	2009	10.1601	10.3548	503,308
	02	2008	10.0000	10.1601	347,252

	03	2011	10.3995	10.2513	13,755
	03	2010	10.3453	10.3995	15,536
	03	2009	10.1559	10.3453	14,423
	03	2008	10.0000	10.1559	8,717

	04	2011	10.3549	10.1919	307,364
	04	2010	10.3167	10.3549	328,008
	04	2009	10.1433	10.3167	143,841
	04	2008	10.0000	10.1433	60,234

	05	2011	10.3402	10.1722	0
	05	2010	10.3072	10.3402	0
	05	2009	10.1392	10.3072	0
	05	2008	10.0000	10.1392	0

	06	2011	10.2958	10.1132	0
	06	2010	10.2787	10.2958	0
	06	2009	10.1266	10.2787	0
	06	2008	10.0000	10.1266	0

	07	2011	10.2811	10.0935	0
	07	2010	10.2692	10.2811	0
	07	2009	10.1224	10.2692	0
	07	2008	10.0000	10.1224	0

	08	2011	10.2221	10.0152	0
	08	2010	10.2313	10.2221	0
	08	2009	10.1056	10.2313	0
	08	2008	10.0000	10.1056	0

SC Ibbotson Balanced Fund, Service Class	01	2011	13.5845	13.1592	23,973,913
	01	2010	12.3144	13.5845	24,004,677
	01	2009	10.0957	12.3144	8,890,496
	01	2008	10.0000	10.0957	601,954

	02	2011	13.5241	13.0742	1,782,707
	02	2010	12.2845	13.5241	1,906,896
	02	2009	10.0917	12.2845	1,729,222
	02	2008	10.0000	10.0917	82,717

	03	2011	13.5091	13.0530	10,231
	03	2010	12.2771	13.5091	11,191
	03	2009	10.0907	12.2771	10,264
	03	2008	10.0000	10.0907	4,926

	04	2011	13.4639	12.9896	3,073,188
	04	2010	12.2546	13.4639	3,103,317
	04	2009	10.0876	12.2546	602,224
	04	2008	10.0000	10.0876	92,911

	05	2011	13.4489	12.9685	13,121
	05	2010	12.2472	13.4489	13,146
	05	2009	10.0866	12.2472	0
	05	2008	10.0000	10.0866	0

	06	2011	13.4038	12.9053	0
	06	2010	12.2248	13.4038	0
	06	2009	10.0836	12.2248	0
	06	2008	10.0000	10.0836	0

	07	2011	13.3887	12.8843	0
	07	2010	12.2173	13.3887	0
	07	2009	10.0826	12.2173	0
	07	2008	10.0000	10.0826	0

	08	2011	13.3287	12.8004	0
	08	2010	12.1875	13.3287	0
	08	2009	10.0785	12.1875	0
	08	2008	10.0000	10.0785	0

SC Ibbotson Conservative Fund, Service Class	01	2011	12.5907	12.4992	12,273,762
	01	2010	11.6404	12.5907	12,035,278
	01	2009	9.8977	11.6404	5,118,489
	01	2008	10.0000	9.8977	576,610

	02	2011	12.5347	12.4184	1,214,263
	02	2010	11.6121	12.5347	1,304,446
	02	2009	9.8937	11.6121	1,187,261
	02	2008	10.0000	9.8937	117,290

	03	2011	12.5207	12.3983	33,018
	03	2010	11.6051	12.5207	34,081
	03	2009	9.8927	11.6051	33,601
	03	2008	10.0000	9.8927	0

	04	2011	12.4788	12.3381	2,438,034
	04	2010	11.5839	12.4788	2,422,289
	04	2009	9.8897	11.5839	517,901
	04	2008	10.0000	9.8897	52,883

	05	2011	12.4649	12.3181	13,169
	05	2010	11.5769	12.4649	13,179
	05	2009	9.8888	11.5769	13,190
	05	2008	10.0000	9.8888	0

	06	2011	12.4231	12.2581	0
	06	2010	11.5557	12.4231	0
	06	2009	9.8858	11.5557	0
	06	2008	10.0000	9.8858	0

	07	2011	12.4092	12.2381	1,040
	07	2010	11.5486	12.4092	0
	07	2009	9.8848	11.5486	0
	07	2008	10.0000	9.8848	0

	08	2011	12.3536	12.1584	0
	08	2010	11.5204	12.3536	0
	08	2009	9.8808	11.5204	0
	08	2008	10.0000	9.8808	0

SC Ibbotson Growth Fund, Service Class	01	2011	14.3162	13.5723	7,752,133
	01	2010	12.7730	14.3162	7,902,694
	01	2009	10.2150	12.7730	6,648,385
	01	2008	10.0000	10.2150	386,329

	02	2011	14.2526	13.4846	1,503,893
	02	2010	12.7420	14.2526	1,530,330
	02	2009	10.2109	12.7420	1,499,235
	02	2008	10.0000	10.2109	95,713

	03	2011	14.2367	13.4627	27,992
	03	2010	12.7342	14.2367	29,052
	03	2009	10.2098	12.7342	29,062
	03	2008	10.0000	10.2098	0

	04	2011	14.1891	13.3973	790,871
	04	2010	12.7110	14.1891	795,937
	04	2009	10.2068	12.7110	602,196
	04	2008	10.0000	10.2068	45,054

	05	2011	14.1733	13.3756	0
	05	2010	12.7032	14.1733	0
	05	2009	10.2057	12.7032	0
	05	2008	10.0000	10.2057	0

	06	2011	14.1257	13.3104	0
	06	2010	12.6800	14.1257	0
	06	2009	10.2027	12.6800	0
	06	2008	10.0000	10.2027	0

	07	2011	14.1099	13.2887	0
	07	2010	12.6722	14.1099	0
	07	2009	10.2016	12.6722	0
	07	2008	10.0000	10.2016	0

	08	2011	14.0467	13.2022	0
	08	2010	12.6413	14.0467	0
	08	2009	10.1975	12.6413	0
	08	2008	10.0000	10.1975	0

SC Invesco Small Cap Growth Fund, Service Class	01	2011	14.5204	14.1528	139,435
	01	2010	11.6946	14.5204	133,702
	01	2009	9.0226	11.6946	85,227
	01	2008	10.0000	9.0226	1,884

	02	2011	14.4558	14.0613	17,663
	02	2010	11.6662	14.4558	24,777
	02	2009	9.0190	11.6662	28,288
	02	2008	10.0000	9.0190	13,493

	03	2011	14.4396	14.0385	2,746
	03	2010	11.6591	14.4396	2,881
	03	2009	9.0181	11.6591	879
	03	2008	10.0000	9.0181	0

	04	2011	14.3913	13.9702	35,365
	04	2010	11.6378	14.3913	37,329
	04	2009	9.0154	11.6378	27,957
	04	2008	10.0000	9.0154	1,654

	05	2011	14.3753	13.9476	0
	05	2010	11.6307	14.3753	0
	05	2009	9.0145	11.6307	0
	05	2008	10.0000	9.0145	0

	06	2011	14.3271	13.8796	0
	06	2010	11.6094	14.3271	0
	06	2009	9.0117	11.6094	0
	06	2008	10.0000	9.0117	0

	07	2011	14.3110	13.8569	0
	07	2010	11.6023	14.3110	0
	07	2009	9.0108	11.6023	0
	07	2008	10.0000	9.0108	0

	08	2011	14.2469	13.7667	0
	08	2010	11.5739	14.2469	0
	08	2009	9.0072	11.5739	0
	08	2008	10.0000	9.0072	0

SC Lord Abbett Growth & Income Fund, Initial Class	01	2011	9.7720	9.0474	4,698,508
	01	2010	8.4528	9.7720	5,176,832
	01	2009	7.2709	8.4528	5,937,974
	01	2008	10.0000	7.2709	4,072

	02	2011	9.7163	8.9776	1,962,116
	02	2010	8.4218	9.7163	2,225,522
	02	2009	7.2589	8.4218	2,567,455
	02	2008	10.0000	7.2589	4,958

	03	2011	9.7025	8.9603	154,177
	03	2010	8.4140	9.7025	171,480
	03	2009	7.2559	8.4140	195,905
	03	2008	10.0000	7.2559	0

	04	2011	9.6609	8.9083	1,045,430
	04	2010	8.3907	9.6609	1,259,384
	04	2009	7.2469	8.3907	1,551,769
	04	2008	10.0000	7.2469	0

	05	2011	9.6471	8.8911	29,659
	05	2010	8.3830	9.6471	31,675
	05	2009	7.2439	8.3830	39,527
	05	2008	10.0000	7.2439	0

	06	2011	9.6057	8.8395	95,712
	06	2010	8.3598	9.6057	108,598
	06	2009	7.2349	8.3598	128,774
	06	2008	10.0000	7.2349	0

	07	2011	9.5919	8.8223	59,296
	07	2010	8.3520	9.5919	100,393
	07	2009	7.2319	8.3520	135,640
	07	2008	10.0000	7.2319	0

	08	2011	9.5369	8.7538	4,931
	08	2010	8.3211	9.5369	5,290
	08	2009	7.2199	8.3211	8,042
	08	2008	10.0000	7.2199	0

SC Lord Abbett Growth & Income Fund, Service Class	01	2011	9.6958	8.9528	264,544
	01	2010	8.4047	9.6958	246,478
	01	2009	7.2564	8.4047	189,473
	01	2008	10.0000	7.2564	26,269

	02	2011	9.6406	8.8838	71,782
	02	2010	8.3738	9.6406	74,288
	02	2009	7.2445	8.3738	76,662
	02	2008	10.0000	7.2445	42,886

	03	2011	9.6268	8.8666	0
	03	2010	8.3661	9.6268	0
	03	2009	7.2415	8.3661	0
	03	2008	10.0000	7.2415	0

	04	2011	9.5856	8.8152	71,706
	04	2010	8.3430	9.5856	62,526
	04	2009	7.2325	8.3430	47,977
	04	2008	10.0000	7.2325	3,754

	05	2011	9.5719	8.7982	0
	05	2010	8.3353	9.5719	0
	05	2009	7.2295	8.3353	0
	05	2008	10.0000	7.2295	0

	06	2011	9.5308	8.7470	0
	06	2010	8.3122	9.5308	0
	06	2009	7.2205	8.3122	0
	06	2008	10.0000	7.2205	0

	07	2011	9.5171	8.7300	0
	07	2010	8.3045	9.5171	0
	07	2009	7.2175	8.3045	0
	07	2008	10.0000	7.2175	0

	08	2011	9.4626	8.6622	0
	08	2010	8.2737	9.4626	0
	08	2009	7.2055	8.2737	0
	08	2008	10.0000	7.2055	0

SC PIMCO High Yield Fund, Service Class	01	2011	12.1802	12.4993	307,953
	01	2010	10.9823	12.1802	385,784
	01	2009	8.5350	10.9823	245,293
	01	2008	10.0000	8.5350	136,190

	02	2011	12.1109	12.4031	52,635
	02	2010	10.9420	12.1109	64,929
	02	2009	8.5210	10.9420	72,862
	02	2008	10.0000	8.5210	64,798

	03	2011	12.0937	12.3792	5,962
	03	2010	10.9319	12.0937	6,017
	03	2009	8.5175	10.9319	963
	03	2008	10.0000	8.5175	1,250

	04	2011	12.0419	12.3075	81,788
	04	2010	10.9018	12.0419	87,702
	04	2009	8.5069	10.9018	81,080
	04	2008	10.0000	8.5069	19,392

	05	2011	12.0248	12.2837	0
	05	2010	10.8918	12.0248	0
	05	2009	8.5034	10.8918	0
	05	2008	10.0000	8.5034	45

	06	2011	11.9732	12.2124	0
	06	2010	10.8617	11.9732	0
	06	2009	8.4929	10.8617	0
	06	2008	10.0000	8.4929	0

	07	2011	11.9560	12.1887	1,159
	07	2010	10.8516	11.9560	1,393
	07	2009	8.4894	10.8516	1,504
	07	2008	10.0000	8.4894	718

	08	2011	11.8875	12.0942	0
	08	2010	10.8115	11.8875	0
	08	2009	8.4753	10.8115	0
	08	2008	10.0000	8.4753	0

SC PIMCO Total Return Fund, Service Class	01	2011	12.0005	12.2353	8,305,447
	01	2010	11.3397	12.0005	8,454,306
	01	2009	10.5819	11.3397	3,729,962
	01	2008	10.0000	10.5819	187,843

	02	2011	11.9471	12.1562	908,944
	02	2010	11.3122	11.9471	957,951
	02	2009	10.5777	11.3122	885,109
	02	2008	10.0000	10.5777	120,208

	03	2011	11.9338	12.1366	6,105
	03	2010	11.3054	11.9338	6,637
	03	2009	10.5767	11.3054	6,362
	03	2008	10.0000	10.5767	206

	04	2011	11.8939	12.0776	1,206,034
	04	2010	11.2848	11.8939	1,137,979
	04	2009	10.5735	11.2848	338,168
	04	2008	10.0000	10.5735	13,040

	05	2011	11.8806	12.0580	6,241
	05	2010	11.2779	11.8806	0
	05	2009	10.5724	11.2779	0
	05	2008	10.0000	10.5724	0

	06	2011	11.8408	11.9992	3,574
	06	2010	11.2573	11.8408	0
	06	2009	10.5692	11.2573	0
	06	2008	10.0000	10.5692	0

	07	2011	11.8275	11.9797	1,790
	07	2010	11.2504	11.8275	594
	07	2009	10.5682	11.2504	0
	07	2008	10.0000	10.5682	0

	08	2011	11.7745	11.9017	0
	08	2010	11.2229	11.7745	0
	08	2009	10.5639	11.2229	0
	08	2008	10.0000	10.5639	0

SC WMC Blue Chip Mid Cap Fund, Service Class	01	2011	11.6301	10.5520	587,834
	01	2010	9.6015	11.6301	623,553
	01	2009	7.4893	9.6015	748,694
	01	2008	10.0000	7.4893	706,228

	02	2011	11.5639	10.4708	159,005
	02	2010	9.5662	11.5639	175,994
	02	2009	7.4770	9.5662	222,521
	02	2008	10.0000	7.4770	203,709

	03	2011	11.5475	10.4505	6,781
	03	2010	9.5574	11.5475	8,150
	03	2009	7.4739	9.5574	9,214
	03	2008	10.0000	7.4739	8,392

	04	2011	11.4980	10.3900	52,429
	04	2010	9.5310	11.4980	64,639
	04	2009	7.4646	9.5310	72,743
	04	2008	10.0000	7.4646	59,003

	05	2011	11.4816	10.3699	0
	05	2010	9.5223	11.4816	0
	05	2009	7.4615	9.5223	0
	05	2008	10.0000	7.4615	66

	06	2011	11.4323	10.3096	0
	06	2010	9.4959	11.4323	0
	06	2009	7.4523	9.4959	0
	06	2008	10.0000	7.4523	0

	07	2011	11.4159	10.2896	221
	07	2010	9.4871	11.4159	212
	07	2009	7.4492	9.4871	231
	07	2008	10.0000	7.4492	0

	08	2011	11.3505	10.2098	0
	08	2010	9.4520	11.3505	0
	08	2009	7.4368	9.4520	0
	08	2008	10.0000	7.4368	0

SC WMC Large Cap Growth Fund, Service Class	01	2011	9.1018	8.5485	128,174
	01	2010	7.7405	9.1018	72,200
	01	2009	5.7239	7.7405	61,072
	01	2008	10.4178	5.7239	39,762
	01	2007	9.8904	10.4178	18,610
	01	2006	10.0000	9.8904	590

	02	2011	9.0159	8.4506	40,081
	02	2010	7.6829	9.0159	24,275
	02	2009	5.6929	7.6829	35,440
	02	2008	10.3825	5.6929	31,183
	02	2007	9.8771	10.3825	30,222
	02	2006	10.0000	9.8771	10,903

	03	2011	8.9946	8.4264	0
	03	2010	7.6686	8.9946	0
	03	2009	5.6852	7.6686	0
	03	2008	10.3737	5.6852	0
	03	2007	9.8737	10.3737	0
	03	2006	10.0000	9.8737	0

	04	2011	8.9307	8.3538	8,963
	04	2010	7.6258	8.9307	7,676
	04	2009	5.6620	7.6258	3,896
	04	2008	10.3474	5.6620	1,921
	04	2007	9.8637	10.3474	5,250
	04	2006	10.0000	9.8637	0

	05	2011	8.9095	8.3298	0
	05	2010	7.6116	8.9095	0
	05	2009	5.6544	7.6116	0
	05	2008	10.3386	5.6544	0
	05	2007	9.8604	10.3386	0
	05	2006	10.0000	9.8604	0

	06	2011	8.8461	8.2578	0
	06	2010	7.5689	8.8461	0
	06	2009	5.6313	7.5689	0
	06	2008	10.3122	5.6313	0
	06	2007	9.8504	10.3122	0
	06	2006	10.0000	9.8504	0

	07	2011	8.8250	8.2339	0
	07	2010	7.5547	8.8250	0
	07	2009	5.6236	7.5547	0
	07	2008	10.3034	5.6236	0
	07	2007	9.8471	10.3034	0
	07	2006	10.0000	9.8471	0

	08	2011	8.7411	8.1390	0
	08	2010	7.4982	8.7411	0
	08	2009	5.5929	7.4982	0
	08	2008	10.2683	5.5929	0
	08	2007	9.8337	10.2683	0
	08	2006	10.0000	9.8337	0

Sun Capital Global Real Estate Fund, Service Class	01	2011	12.4068	11.2920	1,581,420
	01	2010	10.9414	12.4068	1,673,892
	01	2009	8.5432	10.9414	1,757,373
	01	2008	15.7162	8.5432	1,956,847
	01	2007	18.3844	15.7162	1,338,228
	01	2006	13.4409	18.3844	688,019
	01	2005	12.4576	13.4409	452,081
	01	2004	10.0000	12.4576	201,646

	02	2011	12.2338	11.1121	573,873
	02	2010	10.8108	12.2338	621,521
	02	2009	8.4584	10.8108	677,089
	02	2008	15.5920	8.4584	783,718
	02	2007	18.2763	15.5920	613,851
	02	2006	13.3890	18.2763	391,010
	02	2005	12.4346	13.3890	262,857
	02	2004	10.0000	12.4346	124,644

	03	2011	12.1909	11.0675	58,631
	03	2010	10.7784	12.1909	64,418
	03	2009	8.4373	10.7784	68,467
	03	2008	15.5611	8.4373	71,082
	03	2007	18.2494	15.5611	56,328
	03	2006	13.3760	18.2494	42,367
	03	2005	12.4289	13.3760	33,873
	03	2004	10.0000	12.4289	21,585

	04	2011	12.0630	10.9347	297,282
	04	2010	10.6815	12.0630	352,469
	04	2009	8.3742	10.6815	417,482
	04	2008	15.4685	8.3742	497,771
	04	2007	18.1687	15.4685	438,289
	04	2006	13.3371	18.1687	383,147
	04	2005	12.4116	13.3371	362,128
	04	2004	10.0000	12.4116	306,408

	05	2011	12.0207	10.8908	8,691
	05	2010	10.6494	12.0207	9,115
	05	2009	8.3533	10.6494	11,019
	05	2008	15.4378	8.3533	12,092
	05	2007	18.1419	15.4378	9,723
	05	2006	13.3242	18.1419	10,294
	05	2005	12.4058	13.3242	5,618
	05	2004	10.0000	12.4058	1,866

	06	2011	11.8941	10.7597	24,869
	06	2010	10.5535	11.8941	27,776
	06	2009	8.2907	10.5535	35,995
	06	2008	15.3457	8.2907	42,737
	06	2007	18.0614	15.3457	50,557
	06	2006	13.2853	18.0614	45,726
	06	2005	12.3885	13.2853	63,035
	06	2004	10.0000	12.3885	36,955

	07	2011	11.8522	10.7163	14,088
	07	2010	10.5216	11.8522	21,106
	07	2009	8.2699	10.5216	30,031
	07	2008	15.3151	8.2699	35,586
	07	2007	18.0347	15.3151	30,766
	07	2006	13.2724	18.0347	31,213
	07	2005	12.3828	13.2724	37,850
	07	2004	10.0000	12.3828	43,882

	08	2011	11.6858	10.5443	1,083
	08	2010	10.3951	11.6858	1,131
	08	2009	8.1872	10.3951	1,702
	08	2008	15.1932	8.1872	2,257
	08	2007	17.9279	15.1932	1,744
	08	2006	13.2207	17.9279	1,546
	08	2005	12.3597	13.2207	2,062
	08	2004	10.0000	12.3597	2,507

Sun Capital Investment Grade Bond Fund, Service Class	01	2011	11.9811	12.6212	2,464,424
	01	2010	11.2971	11.9811	2,533,281
	01	2009	9.4941	11.2971	840,433
	01	2008	11.0236	9.4941	214,125
	01	2007	10.7962	11.0236	214,156
	01	2006	10.4082	10.7962	45,029
	01	2005	10.3705	10.4082	12,361
	01	2004	10.0000	10.3705	6,858

	02	2011	11.8141	12.4202	218,688
	02	2010	11.1624	11.8141	227,917
	02	2009	9.3999	11.1624	257,009
	02	2008	10.9364	9.3999	111,649
	02	2007	10.7327	10.9364	112,806
	02	2006	10.3680	10.7327	46,670
	02	2005	10.3513	10.3680	8,219
	02	2004	10.0000	10.3513	2,168

	03	2011	11.7728	12.3704	6,050
	03	2010	11.1289	11.7728	5,926
	03	2009	9.3764	11.1289	4,558
	03	2008	10.9147	9.3764	4,681
	03	2007	10.7169	10.9147	4,774
	03	2006	10.3579	10.7169	2,423
	03	2005	10.3465	10.3579	0
	03	2004	10.0000	10.3465	0

	04	2011	11.6492	12.2220	361,210
	04	2010	11.0290	11.6492	388,544
	04	2009	9.3064	11.0290	133,002
	04	2008	10.8498	9.3064	49,769
	04	2007	10.6695	10.8498	51,887
	04	2006	10.3278	10.6695	29,573
	04	2005	10.3321	10.3278	29,712
	04	2004	10.0000	10.3321	8,435

	05	2011	11.6084	12.1730	0
	05	2010	10.9959	11.6084	0
	05	2009	9.2832	10.9959	0
	05	2008	10.8283	9.2832	0
	05	2007	10.6537	10.8283	0
	05	2006	10.3178	10.6537	0
	05	2005	10.3273	10.3178	0
	05	2004	10.0000	10.3273	0

	06	2011	11.4863	12.0267	0
	06	2010	10.8969	11.4863	0
	06	2009	9.2137	10.8969	0
	06	2008	10.7637	9.2137	8,050
	06	2007	10.6065	10.7637	0
	06	2006	10.2877	10.6065	0
	06	2005	10.3129	10.2877	0
	06	2004	10.0000	10.3129	0

	07	2011	11.4458	11.9781	2,071
	07	2010	10.8640	11.4458	928
	07	2009	9.1906	10.8640	915
	07	2008	10.7422	9.1906	935
	07	2007	10.5907	10.7422	0
	07	2006	10.2777	10.5907	0
	07	2005	10.3081	10.2777	0
	07	2004	10.0000	10.3081	0

	08	2011	11.2852	11.7860	0
	08	2010	10.7334	11.2852	0
	08	2009	9.0987	10.7334	0
	08	2008	10.6566	9.0987	0
	08	2007	10.5280	10.6566	0
	08	2006	10.2376	10.5280	0
	08	2005	10.2889	10.2376	0
	08	2004	10.0000	10.2889	0

Sun Capital Money Market Fund, Service Class	01	2011	10.4922	10.3510	1,923,361
	01	2010	10.6358	10.4922	1,396,128
	01	2009	10.7798	10.6358	1,220,274
	01	2008	10.7137	10.7798	385,063
	01	2007	10.3820	10.7137	9,988
	01	2006	10.0861	10.3820	7,240
	01	2005	10.0000	10.0861	6,096

	02	2011	10.3698	10.2096	455,959
	02	2010	10.5331	10.3698	364,927
	02	2009	10.6973	10.5331	402,572
	02	2008	10.6534	10.6973	144,090
	02	2007	10.3447	10.6534	1,535
	02	2006	10.0702	10.3447	960
	02	2005	10.0000	10.0702	0

	03	2011	10.3394	10.1745	12,526
	03	2010	10.5076	10.3394	12,593
	03	2009	10.6768	10.5076	12,224
	03	2008	10.6384	10.6768	1,910
	03	2007	10.3354	10.6384	2,761
	03	2006	10.0662	10.3354	2,722
	03	2005	10.0000	10.0662	1,030

	04	2011	10.2486	10.0698	240,260
	04	2010	10.4312	10.2486	141,375
	04	2009	10.6154	10.4312	132,927
	04	2008	10.5933	10.6154	96,174
	04	2007	10.3074	10.5933	1,763
	04	2006	10.0543	10.3074	1,783
	04	2005	10.0000	10.0543	0

	05	2011	10.2186	10.0352	0
	05	2010	10.4059	10.2186	0
	05	2009	10.5950	10.4059	0
	05	2008	10.5784	10.5950	0
	05	2007	10.2981	10.5784	0
	05	2006	10.0503	10.2981	0
	05	2005	10.0000	10.0503	0

	06	2011	10.1286	9.9317	2,911
	06	2010	10.3301	10.1286	2,916
	06	2009	10.5339	10.3301	4,665
	06	2008	10.5335	10.5339	2,925
	06	2007	10.2702	10.5335	0
	06	2006	10.0384	10.2702	0
	06	2005	10.0000	10.0384	0

	07	2011	10.0987	9.8973	0
	07	2010	10.3048	10.0987	0
	07	2009	10.5135	10.3048	0
	07	2008	10.5186	10.5135	0
	07	2007	10.2609	10.5186	0
	07	2006	10.0344	10.2609	0
	07	2005	10.0000	10.0344	0

	08	2011	9.9800	9.7611	0
	08	2010	10.2045	9.9800	0
	08	2009	10.4325	10.2045	0
	08	2008	10.4589	10.4325	0
	08	2007	10.2237	10.4589	0
	08	2006	10.0184	10.2237	0
	08	2005	10.0000	10.0184	0

Templeton Developing Markets Securities Fund, Class 2	01	2011	16.5844	13.7666	461,159
	01	2010	14.2969	16.5844	461,946
	01	2009	8.3969	14.2969	525,940
	01	2008	17.9989	8.3969	771,390
	01	2007	14.1681	17.9989	541,256
	01	2006	11.2121	14.1681	69,938
	01	2005	10.0000	11.2121	8,195

	02	2011	16.4113	13.5953	199,120
	02	2010	14.1764	16.4113	192,865
	02	2009	8.3431	14.1764	223,953
	02	2008	17.9199	8.3431	310,085
	02	2007	14.1348	17.9199	221,386
	02	2006	11.2083	14.1348	65,476
	02	2005	10.0000	11.2083	6,620

	03	2011	16.3683	13.5528	6,670
	03	2010	14.1464	16.3683	6,748
	03	2009	8.3296	14.1464	13,155
	03	2008	17.9003	8.3296	16,071
	03	2007	14.1265	17.9003	11,995
	03	2006	11.2074	14.1265	3,109
	03	2005	10.0000	11.2074	1,914

	04	2011	16.2397	13.4258	41,498
	04	2010	14.0566	16.2397	72,448
	04	2009	8.2894	14.0566	85,785
	04	2008	17.8412	8.2894	111,844
	04	2007	14.1015	17.8412	86,307
	04	2006	11.2046	14.1015	3,149
	04	2005	10.0000	11.2046	1,372

	05	2011	16.1972	13.3839	0
	05	2010	14.0269	16.1972	0
	05	2009	8.2761	14.0269	0
	05	2008	17.8216	8.2761	0
	05	2007	14.0932	17.8216	0
	05	2006	11.2037	14.0932	0
	05	2005	10.0000	11.2037	0

	06	2011	16.0696	13.2582	7,405
	06	2010	13.9377	16.0696	8,398
	06	2009	8.2360	13.9377	2,989
	06	2008	17.7627	8.2360	3,219
	06	2007	14.0682	17.7627	3,122
	06	2006	11.2009	14.0682	3,067
	06	2005	10.0000	11.2009	0

	07	2011	16.0272	13.2165	0
	07	2010	13.9080	16.0272	503
	07	2009	8.2227	13.9080	560
	07	2008	17.7430	8.2227	1,367
	07	2007	14.0598	17.7430	476
	07	2006	11.1999	14.0598	0
	07	2005	10.0000	11.1999	0

	08	2011	15.8588	13.0509	42
	08	2010	13.7900	15.8588	57
	08	2009	8.1696	13.7900	63
	08	2008	17.6647	8.1696	62
	08	2007	14.0265	17.6647	44
	08	2006	11.1962	14.0265	0
	08	2005	10.0000	11.1962	0

Templeton Foreign Securities Fund, Class 2	01	2011	18.5165	16.3243	1,909,568
	01	2010	17.3142	18.5165	2,067,889
	01	2009	12.8071	17.3142	2,225,045
	01	2008	21.7758	12.8071	2,724,337
	01	2007	19.1200	21.7758	2,767,772
	01	2006	15.9585	19.1200	2,765,207
	01	2005	14.6832	15.9585	1,554,814
	01	2004	10.0000	14.6832	648,051

	02	2011	18.2032	16.0155	858,360
	02	2010	17.0557	18.2032	950,677
	02	2009	12.6415	17.0557	1,046,006
	02	2008	21.5382	12.6415	1,342,836
	02	2007	18.9499	21.5382	1,438,610
	02	2006	15.8486	18.9499	1,516,622
	02	2005	14.6116	15.8486	906,150
	02	2004	10.0000	14.6116	408,014

	03	2011	18.1257	15.9393	108,959
	03	2010	16.9918	18.1257	116,804
	03	2009	12.6005	16.9918	120,311
	03	2008	21.4792	12.6005	143,182
	03	2007	18.9077	21.4792	136,218
	03	2006	15.8213	18.9077	138,757
	03	2005	14.5938	15.8213	118,620
	03	2004	10.0000	14.5938	68,259

	04	2011	17.8946	15.7121	626,369
	04	2010	16.8007	17.8946	766,149
	04	2009	12.4778	16.8007	880,304
	04	2008	21.3027	12.4778	1,097,224
	04	2007	18.7812	21.3027	1,104,681
	04	2006	15.7393	18.7812	1,278,046
	04	2005	14.5403	15.7393	1,057,524
	04	2004	10.0000	14.5403	841,752

	05	2011	17.8184	15.6372	27,782
	05	2010	16.7376	17.8184	28,691
	05	2009	12.4373	16.7376	33,044
	05	2008	21.2444	12.4373	38,490
	05	2007	18.7393	21.2444	38,835
	05	2006	15.7122	18.7393	43,690
	05	2005	14.5225	15.7122	18,365
	05	2004	10.0000	14.5225	5,767

	06	2011	17.5907	15.4138	77,712
	06	2010	16.5490	17.5907	84,475
	06	2009	12.3159	16.5490	92,024
	06	2008	21.0695	12.3159	119,663
	06	2007	18.6135	21.0695	113,922
	06	2006	15.6306	18.6135	119,740
	06	2005	14.4692	15.6306	132,883
	06	2004	10.0000	14.4692	86,288

	07	2011	17.8624	15.6440	47,000
	07	2010	16.8132	17.8624	68,176
	07	2009	12.5190	16.8132	88,859
	07	2008	21.4278	12.5190	107,200
	07	2007	18.9399	21.4278	103,350
	07	2006	15.9127	18.9399	125,271
	07	2005	14.7378	15.9127	142,973
	07	2004	10.0000	14.7378	168,731

	08	2011	17.5855	15.3700	3,117
	08	2010	16.5864	17.5855	3,233
	08	2009	12.3754	16.5864	4,013
	08	2008	21.2256	12.3754	5,808
	08	2007	18.7997	21.2256	5,300
	08	2006	15.8272	18.7997	6,428
	08	2005	14.6885	15.8272	7,156
	08	2004	10.0000	14.6885	8,726

Templeton Growth Securities Fund, Class 2	01	2011	16.0550	14.7338	383,879
	01	2010	15.1541	16.0550	392,263
	01	2009	11.7171	15.1541	341,406
	01	2008	20.5944	11.7171	276,195
	01	2007	20.3990	20.5944	230,762
	01	2006	16.9753	20.3990	93,422
	01	2005	15.8060	16.9753	39,074
	01	2004	10.0000	15.8060	12,323

	02	2011	15.7882	14.4597	110,624
	02	2010	14.9325	15.7882	120,402
	02	2009	11.5692	14.9325	132,084
	02	2008	20.3761	11.5692	124,522
	02	2007	20.2240	20.3761	114,387
	02	2006	16.8637	20.2240	77,167
	02	2005	15.7339	16.8637	33,705
	02	2004	10.0000	15.7339	19,339

	03	2011	15.7222	14.3919	2,167
	03	2010	14.8777	15.7222	4,898
	03	2009	11.5326	14.8777	5,115
	03	2008	20.3218	11.5326	5,438
	03	2007	20.1804	20.3218	5,773
	03	2006	16.8359	20.1804	495
	03	2005	15.7159	16.8359	0
	03	2004	10.0000	15.7159	0

	04	2011	15.5254	14.1901	71,181
	04	2010	14.7138	15.5254	80,634
	04	2009	11.4230	14.7138	63,729
	04	2008	20.1596	11.4230	73,020
	04	2007	20.0501	20.1596	69,462
	04	2006	16.7527	20.0501	60,588
	04	2005	15.6620	16.7527	32,024
	04	2004	10.0000	15.6620	10,688

	05	2011	15.4605	14.1236	3,513
	05	2010	14.6598	15.4605	3,245
	05	2009	11.3868	14.6598	3,138
	05	2008	20.1060	11.3868	3,246
	05	2007	20.0070	20.1060	2,689
	05	2006	16.7251	20.0070	2,669
	05	2005	15.6441	16.7251	2,424
	05	2004	10.0000	15.6441	0

	06	2011	15.2665	13.9251	2,705
	06	2010	14.4979	15.2665	3,602
	06	2009	11.2783	14.4979	3,567
	06	2008	19.9451	11.2783	6,350
	06	2007	19.8774	19.9451	38,225
	06	2006	16.6421	19.8774	39,385
	06	2005	15.5903	16.6421	36,249
	06	2004	10.0000	15.5903	934

	07	2011	13.8972	12.6697	0
	07	2010	13.2043	13.8972	0
	07	2009	10.2772	13.2043	0
	07	2008	18.1841	10.2772	0
	07	2007	18.1317	18.1841	0
	07	2006	15.1883	18.1317	0
	07	2005	14.2356	15.1883	0
	07	2004	10.0000	14.2356	0

	08	2011	13.6818	12.4478	0
	08	2010	13.0262	13.6818	0
	08	2009	10.1593	13.0262	0
	08	2008	18.0125	10.1593	0
	08	2007	17.9975	18.0125	0
	08	2006	15.1067	17.9975	0
	08	2005	14.1880	15.1067	0
	08	2004	10.0000	14.1880	0

Universal Institutional Funds Inc. - Growth Portfolio, Class II	01	2011	10.0000	9.2118	804

	02	2011	10.0000	9.2066	0

	03	2011	10.0000	9.2053	0

	04	2011	10.0000	9.2014	0

	05	2011	10.0000	9.2000	0

	06	2011	10.0000	9.1961	0

	07	2011	10.0000	9.1948	0

	08	2011	10.0000	9.1895	0

Wanger Select	01	2011	15.1320	12.2886	5,437
	01	2010	12.1193	15.1320	4,962
	01	2009	7.3924	12.1193	6,498
	01	2008	14.7127	7.3924	10,439
	01	2007	13.6344	14.7127	9,194
	01	2006	11.5457	13.6344	4,670
	01	2005	10.0000	11.5457	3,495

	02	2011	14.9554	12.1206	591
	02	2010	12.0022	14.9554	514
	02	2009	7.3358	12.0022	602
	02	2008	14.6299	7.3358	1,387
	02	2007	13.5854	14.6299	1,650
	02	2006	11.5275	13.5854	1,345
	02	2005	10.0000	11.5275	143

	03	2011	14.9115	12.0790	1,339
	03	2010	11.9730	14.9115	1,149
	03	2009	7.3217	11.9730	1,367
	03	2008	14.6093	7.3217	1,806
	03	2007	13.5731	14.6093	1,213
	03	2006	11.5230	13.5731	1,261
	03	2005	10.0000	11.5230	570

	04	2011	14.7805	11.9546	592
	04	2010	11.8859	14.7805	540
	04	2009	7.2795	11.8859	598
	04	2008	14.5474	7.2795	716
	04	2007	13.5365	14.5474	2,234
	04	2006	11.5093	13.5365	2,359
	04	2005	10.0000	11.5093	427

	05	2011	14.7372	11.9135	0
	05	2010	11.8571	14.7372	0
	05	2009	7.2655	11.8571	0
	05	2008	14.5269	7.2655	0
	05	2007	13.5243	14.5269	0
	05	2006	11.5048	13.5243	0
	05	2005	10.0000	11.5048	0

	06	2011	14.6074	11.7905	0
	06	2010	11.7706	14.6074	0
	06	2009	7.2236	11.7706	0
	06	2008	14.4653	7.2236	0
	06	2007	13.4876	14.4653	0
	06	2006	11.4911	13.4876	0
	06	2005	10.0000	11.4911	0

	07	2011	14.5642	11.7497	0
	07	2010	11.7418	14.5642	0
	07	2009	7.2096	11.7418	0
	07	2008	14.4448	7.2096	0
	07	2007	13.4754	14.4448	0
	07	2006	11.4866	13.4754	0
	07	2005	10.0000	11.4866	0

	08	2011	14.3930	11.5879	0
	08	2010	11.6275	14.3930	0
	08	2009	7.1540	11.6275	0
	08	2008	14.3629	7.1540	0
	08	2007	13.4266	14.3629	0
	08	2006	11.4683	13.4266	0
	08	2005	10.0000	11.4683	0

Wanger USA	01	2011	12.4710	11.8732	0
	01	2010	10.2483	12.4710	0
	01	2009	7.3041	10.2483	0
	01	2008	12.2766	7.3041	0
	01	2007	11.8092	12.2766	0
	01	2006	11.0967	11.8092	0
	01	2005	10.0000	11.0967	0

	02	2011	12.3255	11.7109	0
	02	2010	10.1493	12.3255	0
	02	2009	7.2482	10.1493	0
	02	2008	12.2076	7.2482	0
	02	2007	11.7668	12.2076	0
	02	2006	11.0792	11.7668	0
	02	2005	10.0000	11.0792	0

	03	2011	12.2893	11.6707	0
	03	2010	10.1247	12.2893	0
	03	2009	7.2343	10.1247	0
	03	2008	12.1904	7.2343	0
	03	2007	11.7562	12.1904	0
	03	2006	11.0749	11.7562	0
	03	2005	10.0000	11.0749	0

	04	2011	12.1813	11.5505	0
	04	2010	10.0510	12.1813	0
	04	2009	7.1927	10.0510	0
	04	2008	12.1388	7.1927	0
	04	2007	11.7244	12.1388	0
	04	2006	11.0618	11.7244	0
	04	2005	10.0000	11.0618	0

	05	2011	12.1456	11.5108	0
	05	2010	10.0266	12.1456	0
	05	2009	7.1788	10.0266	0
	05	2008	12.1216	7.1788	0
	05	2007	11.7138	12.1216	0
	05	2006	11.0574	11.7138	0
	05	2005	10.0000	11.0574	0

	06	2011	12.0387	11.3920	0
	06	2010	9.9535	12.0387	0
	06	2009	7.1374	9.9535	0
	06	2008	12.0702	7.1374	0
	06	2007	11.6821	12.0702	0
	06	2006	11.0443	11.6821	0
	06	2005	10.0000	11.0443	0

	07	2011	12.0031	11.3526	0
	07	2010	9.9292	12.0031	0
	07	2009	7.1236	9.9292	0
	07	2008	12.0531	7.1236	0
	07	2007	11.6715	12.0531	0
	07	2006	11.0399	11.6715	0
	07	2005	10.0000	11.0399	0

	08	2011	11.8620	11.1963	0
	08	2010	9.8325	11.8620	0
	08	2009	7.0687	9.8325	0
	08	2008	11.9848	7.0687	0
	08	2007	11.6292	11.9848	0
	08	2006	11.0223	11.6292	0
	08	2005	10.0000	11.0223	0

Wells Fargo Variable Trust -VT Total Return Bond Fund, Class 2	01	2011	10.0000	10.4932	35,420

	02	2011	10.0000	10.4791	4,301

	03	2011	10.0000	10.4756	0

	04	2011	10.0000	10.4650	29,730

	05	2011	10.0000	10.4614	0

	06	2011	10.0000	10.4508	0

	07	2011	10.0000	10.4473	0

	08	2011	10.0000	10.4332	0

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2012 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7216.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Financial Masters Choice
Sun Life of Canada (U.S.) Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

PART B

MAY 1, 2012

SUN LIFE FINANCIAL MASTERS® CHOICE

VARIABLE AND FIXED ANNUITY
STATEMENT OF ADDITIONAL INFORMATION
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

TABLE OF CONTENTS

Sun Life Assurance Company of Canada (U.S.)	2
Advertising and Sales Literature	2
Tax Deferred Accumulation	3
Calculations	4
Example of Net Investment Factor Calculation	4
Example of Variable Accumulation Unit Value Calculation	4
Annuity Provisions	4
Determination of Annuity Payments	4
Annuity Unit Value	5
Example of Variable Annuity Unit Calculation	5
Example of Variable Annuity Payment Calculation	5
Distribution of the Contract	6
Custodian	6
Independent Registered Public Accounting Firm	6
Financial Statements	6

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Sun Life Financial Masters® Choice (the “Contract”) issued by Sun Life Assurance Company of Canada (U.S.) (the “Company” or “Sun Life (U.S.)”) in connection with Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) which is not included in the Prospectus dated May 1, 2012.  This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7216.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. (“Sun Life Financial”), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments Inc.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. Best’s Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company’s relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Standard & Poor’s insurance claims-paying ability rating is an opinion of an operating insurance company’s financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Moody’s Investors Services, Inc.’s insurance claims-paying rating is a system of rating an insurance company’s financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Standard & Poor’s Index - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor’s 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor’s Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

Morningstar, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and “style box” matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

Systematic Withdrawal Program. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

The Company’s ad te Funds’ Customers. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

The Company’s  Assets, Size. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor’s and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart. The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

This illustration is hypothetical and does not represent the projected performance of the contract or any of its investment options. The illustration does not reflect the deduction of any charges or fees related to portfolio management, mortality and expense, or account administration. Taxes on earnings within an annuity are due upon withdrawal. Withdrawals may also be subject to surrender charges and, if made prior to age 59½, a 10% federal penalty tax.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract’s accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account’s investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.15% distribution fee, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

•	The assumed rate of earnings will be realistic.
•	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
•	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
•	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59½ at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

Example of Net Investment Factor Calculation

We determine the net investment factor using the following formula:

Investment Factor	=	(	a + b c	)	- d

where:

(a)	is the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period;

(b)	is the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period;

(c)	is the net asset value per share of the Fund share at the end of the previous Valuation Period;

(d)
is a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period.

Assume the following facts about a particular Variable Account at the end of the current Valuation Period.

(a)	the net asset value of a fund equals $ 18.38
(b)	the per share amount of any dividend or capital gains distributions equal $0
(c)	the net asset value per share of the Fund share at the end of the previous Valuation Period equals $18.32
(d)
the factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period equals 0.00004837.

The net investment factor is, therefore, determined as follows:

(18.38 + 0.00) – (.00004837)	=	1.00322674
18.32

Example of Variable Accumulation Unit Value Calculation

We calculate the Variable Accumulation Unit Value for any Valuation Period as follows: we multiply the Variable Accumulation Unit Value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672.  Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00322116 as shown in the calculation above.  The value for the current Valuation Period would be, therefore, determined as follows:

(14.5645672 x 1.00322116)	=	14.6114820

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 3% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:

Annuity Unit Value	=	(A x B) x C

where:

A	equals the Annuity Unit value for the immediately preceding Valuation Period
B	equals the Net Investment Factor for the current Valuation Period
C	equals a factor to neutralize the assumed interest rate of 3% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99991902 for a one day Valuation Period.)

Example of Variable Annuity Unit Calculation

Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00323092 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:

(12.3456789 x 1.00323092) x 0.99991902	=	12.3845638

Example of Variable Annuity Payment Calculation

The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.

Assume the following facts:

•	the Account value being annuitized is made up of a particular Variable Account with 8,765.4321 Variable Accumulation Units;
•
at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;

•	the annuity payment rate for the age and option elected is $6.78 per $1,000; and
•	on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.

The first Variable Annuity payment would be determined as follows:

(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000

This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789.

Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:

70.1112 x 12.3845638	=	$868.29

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”).  Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company.  Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” Total commissions paid by the Variable Account to, but not retained by, Clarendon during 2009, 2010, and 2011, were approximately $23,131,617, $31,742,826, and $29,279,164, respectively.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 29, 2012, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting and reporting for other-than-temporary impairments in 2009), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account F that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 23, 2012, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Financial Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2011 and 2010, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting and reporting for other-than-temporary impairments as required by accounting guidance adopted in 2009.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 29, 2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the  Years Ended December 31,

	2011	2010	2009

Revenues:
Premiums and annuity considerations (Note 8)	$137,420	$136,175	$134,246
Net investment income (1) (Note 7)	727,628	1,390,210	2,582,307
Net derivative loss (Note 4)	(988,070)	(149,290)	(39,902)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securities (Note 6)	39,578	26,951	(36,675)
Other-than-temporary impairment losses (2) (Note 4)	(71)	(885)	(4,834)
Fee and other income (Note 8)	608,411	511,027	385,836

Total revenues	524,896	1,914,188	3,020,978

Benefits and expenses:
Interest credited (Note 8)	424,208	401,848	385,768
Interest expense	47,170	51,789	39,780
Policyowner benefits (Note 8)	134,412	239,794	110,439
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired	(247,401)	697,102	1,024,661
Other operating expenses (Note 8)	350,325	318,170	248,156

Total benefits and expenses	708,714	1,708,703	1,808,804

(Loss) income from continuing operations before income tax (benefit) expense	(183,818)	205,485	1,212,174
Income tax (benefit) expense (Note 10)	(80,701)	71,211	335,649

Net (loss) income from continuing operations	(103,117)	134,274	876,525

Income from discontinued operations, net of tax
(Note 2)	-	-	104,971

Net (loss) income	$(103,117)	$134,274	$981,496

(1)
Net investment income includes an increase in market value of trading investments of $186.6 million, $674.2 million and $2,086.7 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(2)
The $0.1 million, $0.9 million and $4.8 million other-than-temporary impairment (“OTTI”) losses for years ended December 31, 2011, 2010 and 2009, respectively, represent solely credit losses.  The Company incurred no non-credit OTTI losses during the years ended December 31, 2011, 2010 and 2009 as such, no non-credit OTTI losses were recognized in other comprehensive income for these periods.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2011	December 31, 2010
Investments
Available-for-sale fixed maturity securities, at fair value (amortized cost of $1,339,960 and $1,422,951 in 2011 and 2010, respectively) (Note 4)	$1,402,525	$1,495,923
Trading fixed maturity securities, at fair value (amortized cost of $10,336,058 and $11,710,416 in 2011 and 2010, respectively) (Note 4)	10,280,536	11,467,118
Mortgage loans (Note 4)	1,457,356	1,737,528
Derivative instruments – receivable (Note 4)	422,404	198,064
Limited partnerships	34,088	41,622
Real estate (Note 4)	223,814	214,665
Policy loans	603,371	717,408
Other invested assets	37,075	27,456
Short-term investments	105,895	832,739
Cash and cash equivalents	872,064	736,323
Total investments and cash	15,439,128	17,468,846

Accrued investment income	169,761	188,786
Deferred policy acquisition costs and sales inducement asset (Note 13)	2,206,886	1,682,559
Value of business and customer renewals acquired (Note 14)	106,087	134,985
Net deferred tax asset (Note 10)	448,376	394,297
Goodwill (Note 1)	7,299	7,299
Receivable for investments sold	5,092	5,328
Reinsurance receivable	2,237,806	2,347,086
Other assets (Note 1)	119,325	125,529
Separate account assets (Note 1)	27,483,790	26,880,421

Total assets	$48,223,550	$49,235,136

LIABILITIES

Contractholder deposit funds and other policy liabilities	$13,626,525	$14,593,228
Future contract and policy benefits	910,032	849,514
Payable for investments purchased	730	44,827
Accrued expenses and taxes	49,867	52,628
Debt payable to affiliates (Note 3)	683,000	783,000
Reinsurance payable	2,100,124	2,231,835
Derivative instruments – payable (Note 4)	287,074	362,023
Other liabilities	339,641	285,056
Separate account liabilities	27,483,790	26,880,421

Total liabilities	45,480,783	46,082,532

Commitments and contingencies (Note 20)

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2011 and 2010	6,437	6,437
Additional paid-in capital	3,629,228	3,928,246
Accumulated other comprehensive income (Note 19)	38,851	46,553
Accumulated deficit	(931,749)	(828,632)

Total stockholder’s equity	2,742,767	3,152,604

Total liabilities and stockholder’s equity	$48,223,550	$49,235,136

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
(in thousands)
For the Years Ended December 31,

	2011	2010	2009

Net (loss) income	$(103,117)	$134,274	$981,496

Other comprehensive (loss) income:
Change in unrealized holding gains on available- for- sale securities, net of tax (1)	33,493	34,459	113,278
Reclassification adjustment for OTTI losses, net of tax (2)	1,111	938	202
Change in pension and other postretirement plan adjustments, net of tax (3)	-	-	10,231
Reclassification adjustments of net realized investment losses into net income (gains) losses (4)	(42,306)	(24,088)	3,117
Other comprehensive (loss) income	(7,702)	11,309	126,828

Comprehensive (loss) income	$(110,819)	$145,583	$1,108,324

(1)	Net of tax (expense) of $(18.0) million, $(18.6) million and $(60.1) million for the years ended December 31, 2011, 2010 and 2009, respectively.
(2)	Represents an adjustment to OTTI losses due to the sale of other-than-temporarily impaired available-for-sale fixed maturity securities.
(3)	Net of tax (expense) of $(5.5) million for the year ended December 31, 2009.
(4)	Net of tax benefits (expense) of $22.8 million, $13.0 million and $(1.7) million for the years ended December 31, 2011, 2010 and 2009, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY
(in thousands)
For the Years Ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive (Loss) Income (1)	Accumulated Deficit	Total Stockholder’s Equity

Balance at December 31, 2008	$6,437	$2,872,242	$(129,884)	$(1,953,540)	$795,255

Cumulative effect of accounting changes related to the adoption of FASB ASC Topic 320, net of tax (2)	-	-	(9,138)	9,138	-
Net income	-	-	-	981,496	981,496
Tax benefit from stock options	-	185	-	-	185
Capital contribution from Parent	-	748,652	-	-	748,652
Net liabilities transferred to affiliate (Note 3)	-	1,467	47,438	-	48,905
Dividend to Parent (Notes 1 and 2)	-	(94,869)	-	-	(94,869)
Other comprehensive income	-	-	126,828	-	126,828

Balance at December 31, 2009	6,437	3,527,677	35,244	(962,906)	2,606,452

Net income	-	-	-	134,274	134,274
Tax benefit from stock options	-	569	-	-	569
Capital contribution from Parent	-	400,000	-	-	400,000
Other comprehensive income	-	-	11,309	-	11,309

Balance at December 31, 2010	6,437	3,928,246	46,553	(828,632)	3,152,604

Net loss	-	-	-	(103,117)	(103,117)
Tax benefit from stock options	-	982	-	-	982
Return of capital to Parent (Note 3)	-	(300,000)	-	-	(300,000)
Other comprehensive loss	-	-	(7,702)	-	(7,702)

Balance at December 31, 2011	$6,437	$3,629,228	$38,851	$(931,749)	$2,742,767

(1)	As of December 31, 2011, the total amount of after tax non-credit OTTI losses recorded in the Company’s accumulated other comprehensive income was $6.9 million.
(2)	Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 320, “Investments-Debt and Equity Securities.”

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2011	2010	2009

Cash Flows From Operating Activities:
Net (loss) income from operations	$(103,117)	$134,274	$981,496

Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Net amortization (accretion) of premiums on investments	47,608	30,562	(689)
Amortization of deferred policy acquisition costs, and value of business and customer renewals acquired	(247,401)	697,102	1,024,661
Depreciation and amortization	10,012	5,683	5,535
Net loss (gain) on derivatives	960,978	41,483	(96,041)
Net realized (gains) losses and OTTI credit losses on available-for- sale investments	(39,507)	(26,066)	41,509
Net increase in fair value of trading investments	(186,566)	(674,223)	(2,086,740)
Net realized losses on trading investments	94,640	67,277	367,337
Undistributed (income) loss on private equity limited partnerships	(2,883)	2,339	9,207
Interest credited to contractholder deposits	424,208	401,848	385,768
Goodwill impairment	-	-	-
Deferred federal income taxes	(49,932)	149,377	295,608
Changes in assets and liabilities:
Additions to deferred policy acquisition costs, sales inducement asset and value of business and customer renewals acquired	(225,114)	(184,995)	(346,900)
Accrued investment income	19,025	41,805	36,736
Net change in reinsurance receivable/payable	69,511	129,907	209,637
Future contract and policy benefits	60,518	33,876	(125,992)
Other, net	(32,132)	17,031	(243,369)
Adjustments related to discontinued operations	-	-	(288,018)
Net cash provided by operating activities	799,848	867,280	169,745

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	708,951	498,087	113,478
Trading fixed maturity securities	3,136,456	4,170,750	2,097,054
Mortgage loans	253,599	249,283	143,493
Real estate	812	-	-
Other invested assets (1)	115,650	(315,643)	(207,548)
Purchases of:
Available-for-sale fixed maturity securities	(561,142)	(771,747)	(347,139)
Trading fixed maturity securities	(1,948,459)	(3,946,548)	(867,310)
Mortgage loans	(15,045)	(101,668)	(17,518)
Real estate	(4,739)	(4,874)	(4,702)
Other invested assets (2)	(71,270)	(64,998)	(106,277)
Net change in other investments	-	-	(183,512)
Net change in policy loans	6,879	5,182	6,817
Net change in short-term investments	726,844	434,572	(722,821)

Net cash provided by (used in) investing activities	$2,348,536	$152,396	$(95,985)

Continued on next page

(1)	Includes $95.1 million, $(371.9) million and $(345.2) million related to settlements of derivative instruments during the years ended December 31, 2011, 2010 and 2009, respectively.
(2)	Includes $(62.0) million, $(62.0) million and $(92.1) million related to acquisitions of derivative instruments during the years ended December 31, 2011, 2010 and 2009, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2011	2010	2009

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,029,870	$1,217,014	$2,795,939
Withdrawals from contractholder deposit funds	(3,631,161)	(3,606,335)	(3,011,499)
Repayment of debt	(100,000)	(100,000)	-
Debt proceeds	-	-	200,000
Capital contribution from Parent	-	400,000	748,652
Return of capital to Parent	(300,000)	-	-
Other, net	(11,352)	1,760	(27,312)

Net cash (used in) provided by financing activities	(3,012,643)	(2,087,561)	705,780

Net change in cash and cash equivalents	135,741	(1,067,885)	779,540

Cash and cash equivalents, beginning of year	736,323	1,804,208	1,024,668

Cash and cash equivalents, end of year	$872,064	$736,323	$1,804,208

Supplemental Cash Flow Information:
Interest paid	$44,272	$45,389	$47,151
Income taxes (refunded) paid	$(21,041)	$(107,063)	$21,144

Supplemental schedule of non-cash investing and financing activities

The Company exchanged $111.8 million of fixed maturity securities and converted $16.0 million of fixed maturity securities to equity securities during the year ended December 31, 2011.  Equity securities are reported in the Company’s balance sheets as part of other invested assets.  Mortgage foreclosures resulted in a reclassification of $9.0 million from mortgage loans to real estate during the year-ended December 31, 2011.  Refer to Note 8 for details of a $107.2 million non-cash adjustment to policy loans during the year ended December 31, 2011.

On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of the Company’s wholly-owned subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), to the Company’s sole shareholder, Sun Life of Canada (U.S.) Holdings, Inc. (the “Parent”).  This dividend is discussed more fully in Note 2.  As a result of the dividend, the Company’s total assets decreased by $2,658.1 million and total liabilities decreased by $2,563.2 million in a non-cash transaction.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of the Parent, which in turn is wholly-owned by Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  Accordingly, the Company is an indirect wholly-owned subsidiary of SLF.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

The Company and its subsidiaries offer a variety of wealth accumulation products, protection products and institutional investment contracts.  These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, group life, group disability, group dental and group stop loss insurance and funding agreements.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

On December 12, 2011, SLF announced the completion of a major strategic review of its businesses.  As a result of this strategic review, SLF announced that it would close its domestic U.S. variable annuity and individual life products to new sales effective December 30, 2011.  The decision to discontinue sales in these lines of business is based on unfavorable product economics which, due to ongoing shifts in capital markets and regulatory requirements, no longer enhance shareholder value.  This decision reflects SLF’s intensified focus on reducing volatility and improving the return on shareholders’ equity by shifting capital to businesses with superior growth, risk and return characteristics.

Existing legal, business and contractual requirements call for the Company to, among other things, continue accepting limited applications for (1) certain private placement variable annuities until mid-2012, and (2) new employees of corporate-owned life insurance (“COLI”) customers.  Subject to these and other existing obligations, the Company has ceased writing all other COLI new business effective January 31, 2012 and all other individual life and annuities new business effective December 30, 2011.

The decision to stop selling variable annuity and individual life products in the U.S. will not impact existing customers and their policies.  The Company will continue to provide quality service to its policyholders, while focusing on the profitability, capital efficiency and risk management of its in-force business.  The Company will continue to earn revenue and to provide policyholder benefits on its in-force business.

Of the one-time restructuring costs on a pre-tax basis associated with the discontinuation of these products lines in the U.S., $12.7 million was allocated to the Company.  The restructuring costs related primarily to employee severance and other employee benefits, which are expected to be paid in the form of future cash expenditures, as well as other costs.

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2011, the Company directly or indirectly owned all of the outstanding shares of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“ILAC”), a Rhode Island life insurance company that sold variable and whole life insurance products; Clarendon Insurance Agency, Inc., a registered broker-dealer; SLF Private Placement Investment Company I, LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; SLNY Private Placement Investment Company I, LLC; and SL Investment DELRE Holdings 2009-1, LLC.

The Company’s consolidated financial statements also include a variable interest entity (“VIE”) that the Company is required to consolidate.  Refer to Note 4 for further information about VIEs.

All inter-company transactions and balances between the Company and its subsidiaries have been eliminated in consolidation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

On December 30, 2009, Sun Life Vermont, which was a subsidiary of the Company at the time, paid a $100.0 million cash dividend to the Company.  On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of Sun Life Vermont to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary.  At December 31, 2009, Sun Life Vermont’s total assets and liabilities were $2,658.1 million and $2,563.2 million, respectively.  Sun Life Vermont’s net income for the year ended December 31, 2009 was $105.0 million.  As a result of this dividend transaction, the net income and changes in cash flows from the operating activities of Sun Life Vermont for the year ended December 31, 2009 are presented as discontinued operations in these consolidated financial statements.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”) including sales inducement asset (“SIA”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, unearned revenue reserves, accruals, other-than-temporary impairments of investments, allowance for loan loss, valuation allowance on deferred tax assets and provision for income taxes.  Actual results could differ from those estimates.

OUT-OF-PERIOD ADJUSTMENTS

During the year ended December 31, 2011, upon settlement of certain note obligations, the Company recognized $35.4 million of adjustments to contract liabilities that were not previously recorded.  These adjustments should have been recorded during prior years.  Prior periods have not been adjusted as the previously unrecognized amounts were not deemed to be material under Staff Accounting Bulletin (“SAB”) No. 99, “Materiality,” and SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in the Current Year Financial Statements.”

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, fixed maturity securities, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities.  The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months.  Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.  Cash equivalents and short-term investments are held at amortized cost, which approximates fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Fixed Maturity Securities

The Company accounts for its investments in accordance with FASB ASC Topic 320.  At the time of purchase, fixed maturity securities are classified as either trading or available-for-sale.  Securities, for which the Company has elected to measure at fair value under FASB ASC Topic 825, “Financial Instruments,” are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the trading criterion are classified as available-for-sale.  Included with fixed maturity securities are forward purchase commitments on mortgage backed securities, better known as To Be Announced (“TBA”) securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities that are not considered other-than-temporarily impaired are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as asset-backed securities (“ABS”) including collateralized debt obligations, residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are priced using a fair value model or independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are determined using a discounted cash flow model which includes estimates that take into account credit spreads for publicly-traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Fixed Maturity Securities (continued)

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  In addition, on the quarterly basis, the Company performs quantitative and qualitative analysis that includes back testing of recent trades, review of key assumptions such as spreads, duration, and credit rating, and on-going review of third-party pricing services’ methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its own testing.

Please refer to Note 5 of the Company’s consolidated financial statements for further discussion of the Company’s fair value measurements.

As required by FASB ASC Topic 320, the Company recognizes an OTTI loss and records a charge to earnings for the full amount of the impairment based on the difference between the amortized cost and fair value of the security, if the Company intends to sell, or if it is more likely than not that it will be required to sell, the impaired security prior to recovery of its cost basis.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories:  credit loss and non-credit loss.  The credit loss portion is charged to the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.

Structured securities, typically those rated single A or below, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that fair value is less than the carrying amount and there has been an adverse change in the expected cash flows, then an impairment charge, based on the difference between amortized cost and the present value of the expected cash flows discounted at the current effective rate, is recorded to income.

Please refer to Note 4 of the Company’s consolidated financial statements for further discussion of the Company’s recognition and disclosure of OTTI loss.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  The Company’s net investment income would have increased by $2.1 million and $4.6 million for the year ended December 31, 2011 and 2010, respectively, if these holdings were performing.  As of December 31, 2011 and 2010, the fair market value of holdings for issuers in default was $19.6 million and $53.9 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Mortgage Loans and Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses.  Purchases and sales of mortgage loans are recognized or derecognized in the Company’s balance sheet on the loans’ trade dates, which are the dates that the Company commits to purchase or sell the loan.  Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s statement of operations using the effective interest method.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount. The allowance for credit losses are estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan.  The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing these loans individually.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method.  Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed on non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied, firstly against the carrying value of the loan, then against the provision, and then to income.  The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses and write-off of specific mortgages are recorded as net realized gain or loss in the Company’s statements of operations.  Once the conditions causing impairment improve and future payments are reasonably assured, allowances are reduced and the mortgages are no longer classified as impaired.  However, the mortgage loan continues to be classified as impaired if the original terms of the contract have been restructured, resulting in the Company providing an economic concession to the borrower.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure.  Uncollectible collateral-dependent loans are written off through allowances for losses at the time of disposition or foreclosure.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at depreciated cost.  Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the asset.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans for which the carrying amount is established as the fair value less cost to sell at the foreclosure date.  Real estate investments held- for-sale are measured at the lower of their carrying amount or fair value less costs to sell.  Real estate investments are diversified by property type and geographic area throughout the United States.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Derivative instruments

The Company uses derivative financial instruments including swaps, swaptions, options and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income or loss.

Policy loans and other

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

Realized gains and losses

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Investment income

Interest income is recorded on the accrual basis.  Investments are placed in a non-accrual status when management believes that the borrower's financial position, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages assets related to certain funds-withheld reinsurance agreements.  These assets are primarily comprised of fixed maturity securities, mortgage loans, policy loans, equity securities, derivative instruments, related accrued income and cash and cash equivalents and are accounted for consistent with the policies described above.  Investment income on assets within funds-withheld reinsurance portfolios is included as a component of net investment income in the Company’s consolidated statements of operations.

Please refer to Note 7 of the Company’s consolidated financial statements for further discussion of the Company’s net investment income.

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCMENT ASSET

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business.  Acquisition costs related to deposit-type contracts, primarily deferred annuity, universal life (“UL”) and guaranteed investment contracts (“GICs”) are deferred and amortized with interest based on the proportion of actual gross profits to the present value of all estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

SIA represents amounts that are credited to policyholder account balances related to the enhanced or bonus crediting rates that the Company offers on certain of its annuity products.  The costs associated with offering the enhanced or bonus crediting rates are capitalized and amortized over the expected life of the related contracts in proportion to the estimated gross profits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCMENT ASSET (CONTINUED)

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process and are updated on a more frequent basis if required.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  Assumptions affecting the computation of estimated future gross profits include, but are not limited to, recent investment and policyholder experience, expectations of future performance and policyholder behavior, changes in interest rates, capital market growth rates, and account maintenance expense.

DAC amortization is reviewed regularly and adjusted retrospectively through the current period operations when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from deposit-type contracts, including realized and unrealized gains and losses from investments.  The Company also tests its DAC asset and SIA for loss recognition on a quarterly basis.  The test is performed by comparing the GAAP liability, net of DAC and SIA, to the present value of future expected gross profits or gross premium reserves.  The Company’s DAC asset and SIA at December 31, 2011 and 2010 failed the loss recognition test for certain annuity products and the Company, therefore, wrote down DAC asset and the SIA by $21.0 million and $126.0 million during the years ended December 31, 2011 and 2010, respectively.  Please refer to Note 13 of the Company’s consolidated financial statements for the Company’s DAC asset and SIA roll-forward.

The DAC asset under GAAP cannot exceed accumulated deferrals, plus interest.  At December 31, 2009, the Company reached the cap for its DAC asset and SIA related to certain fixed and fixed index annuity products and reported the DAC asset for these products at historical accumulated deferrals with interest.  At December 31, 2010, the Company’s SIA related to certain fixed and fixed index annuity remained at historical accumulated deferral with interest.  However, the Company’s DAC related to certain fixed annuities was below the cap and regular amortization was recorded during the year.  At December 31, 2011, the Company’s DAC asset and SIA were below the cap and regular amortization was recorded during the year.

Although recovery of DAC and the SIA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC and SIA considered recoverable could be reduced in the near term, however, if the future estimates of gross profits are reduced.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

VOBA represents the actuarially determined present value of projected future gross profits from the Keyport Life Insurance Company (“Keyport”) in-force policies on November 1, 2001, the date of the Company’s acquisition of Keyport.  Prior to December 31, 2009, the Company’s VOBA also included the present value of projected future gross profits from the in-force policies that were transferred to SLNY, based on a series of agreements between SLNY and Sun Life and Health Insurance Company (U.S.) (“SLHIC”), an affiliate, (the “SLHIC to SLNY asset transfer”).  VOBA related to Keyport is amortized in proportion to the projected emergence of profits over the estimated life of the purchased block of business; VOBA related to the SLHIC to SLNY asset transfer was amortized in proportion to the projected premium income over the period to the first renewal of the transferred business.  As of December 31, 2009, VOBA related to the SLHIC to SLNY asset transfer was fully amortized.

VOCRA represents a portion of the assets that were transferred to SLNY under the SLHIC to SLNY asset transfer.  VOCRA is the actuarially determined present value of projected future profits arising from the existing in-force business at May 31, 2007 to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.  The Company tests its VOCRA asset for impairment on an annual basis.  During the year ended December 31, 2009, the Company determined that its VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  Please refer to Note 14 of the Company’s consolidated financial statements for the Company’s combined VOBA and VOCRA roll-forward.

Although recovery of VOBA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of VOBA and VOCRA considered recoverable could be reduced in the near term, however, if the future estimates of gross profits are reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER ASSETS

The Company’s other assets are comprised primarily of receivables from affiliates, outstanding premiums and intangible assets.  Intangible assets consist of state insurance licenses that are not subject to amortization and the value of distribution.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

Prior to December 31, 2009, the Company’s other asset also included property, equipment, leasehold improvements and capitalized software costs.  As described in Note 3, effective December 31, 2009, the Company transferred certain property, equipment, leasehold improvements and capitalized software costs to Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”), an affiliate.  Depreciation and amortization expenses related to these assets were $1.3 million for year ended December 31, 2009.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events, as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of in-force policies.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits (“GMDB”).  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  During the year ended December 31, 2011 and 2010, the Company recorded $49.3 million and $29.2 million, respectively, of adjustments to reserves related to loss recognition.

Reserves for GMDB and guaranteed minimum income benefits (“GMIB”) are calculated according to the methodology prescribed by the American Institute of Certified Public Accountants (“AICPA”) which is included in FASB ASC Topic 944 “Financial Services- Insurance,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for UL contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group reported claim reserves and the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of UL-type contracts and investment-related products such as deferred annuities, single premium whole life (“SPWL”) policies, GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with FASB ASC Topic 740, “Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.  Valuation allowances on deferred tax assets are estimated based upon the Company’s assessment of the realizability of such amounts.  Please refer to Note 10 of the Company’s consolidated financial statements for further discussion of the Company’s income taxes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period.  The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from UL-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy, and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For UL-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for the following:

➢	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed; and

➢
The activity related to the GMDB, GMIB, guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”), which is reflected in the Company’s consolidated financial statements.

➢
The dividends-received-deduction (“DRD”) which is included in the Company’s income tax (benefit) expense, is calculated based upon the separate account assets held in connection with variable annuity contracts.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In April 2011, the FASB issued Accounting Standard Update (“ASU”) 2011-02, “Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring,” which clarifies when a loan modification or restructuring is considered a troubled debt restructuring (“TDR”).  In evaluating whether a restructuring constitutes a TDR a creditor must use judgment to determine whether the following exist:

1.	The borrower is experiencing financial difficulties, and
2.	The lender has granted a concession to the borrower.

ASU 2011-02 amends FASB ASC Topic 310 “Receivables,” to include financial difficulty indicators (such as debtor default, debtor bankruptcy or concerns about the future as a going concern) that the lender should consider in determining whether a borrower is experiencing financial difficulties.  The amendments also clarify that a borrower could be experiencing financial difficulties even though the borrower is not currently in payment default but default is probable in the foreseeable future.

ASU 2011-02 provides guidance on whether the lender has granted a concession to the borrower and notes that:

•
A borrower’s inability to access funds at a market rate for a new loan with similar risk characteristics as the modified loan indicates that the modification was executed at a below-market rate and therefore may indicate that a concession was granted.

•
A temporary or permanent increase in the contractual interest rate as a result of restructuring does not preclude the restructuring from being considered a concession because the rate may still be below market.

•	A restructuring that results in an insignificant delay in contractual cash flow is not considered to be a concession.

The amendments in ASU 2011-02 are effective for the first interim or annual period beginning on or after June 15, 2011.  These amendments are to be applied retrospectively to modifications occurring on or after the beginning of the annual period of adoption.  The Company adopted ASU 2011-2 on July 1, 2011 and the TDR disclosure requirements are included in Note 4 of these consolidated financial statements.

In December 2010, the FASB issued ASU 2010-29, “Business Combinations (Topic 805):  Disclosure of Supplementary Pro Forma Information for Business Combinations (a consensus of the FASB Emerging Issues Task Force).”  The amendments of ASU 2010-29 provide guidance to clarify the acquisition date that should be used for reporting the pro forma financial information disclosures when comparative financial statements are presented.  ASU 2010-29 requires a public entity that presents comparative financial statements to disclose revenue and earnings of the combined entity as if the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period.  The amendments also require the supplemental proforma disclosure to include a description of the nature and amount of material, nonrecurring pro forma adjustments that are directly related to the business combination. The Company adopted ASU 2010-29 on January 1, 2011 and will apply this guidance to future business combinations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)

In December 2010, the FASB issued ASU 2010-28 “Intangibles–Goodwill and Other (Topic 350):  When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts (a consensus of the FASB Emerging Issues Task Force).”  The amendments of ASU 2010-28 require reporting units with zero or negative carrying amounts to perform Step 2 of goodwill impairment test if it is more likely than not that a goodwill impairment exists and to consider adverse qualitative factors when performing the impairment test.  The Company adopted ASU 2010-28 on January 1, 2011, and the adoption did not have a significant impact on the Company’s consolidated financial statements.

In July 2010, the FASB issued ASU 2010-20, “Receivables (Topic 310): Disclosure about the Credit Quality of Financing Receivables and the Allowance for Credit Losses,” which amends FASB ASC Topic 310 to enhance disclosures and to provide financial statement users with greater transparency about an entity’s allowance for credit losses and the credit quality of its financing receivables.  The amendments require an entity to provide a greater level of disaggregated information about the credit quality of the entity’s financing receivables and allowance for credit losses.  ASU 2010-20 also requires an entity to disclose credit quality indicators, the aging of past due information and the modification of its financing receivables.  The amendments in ASU 2010-20 that relate to disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010.  However, the disclosure about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. Comparative disclosures are required for reporting periods ending after initial adoption.  The Company adopted ASU 2010-20 on December 31, 2010.  The enhanced disclosures required by ASU 2010-20 are included in Note 4 of the Company’s consolidated financial statements.

In April 2010, the FASB issued ASU 2010-18, “Receivables (Topic 310):  Effect of a Loan Modification When the Loan Is Part of a Pool That Is Accounted for as a Single Asset–a consensus of the FASB Emerging Issues Task Force,” which amends FASB ASC Topic 310.  The amendments were made to eliminate diversity in practice in accounting for loans that undergo troubled debt restructuring for those loans that have been included in a pool of loans.  Under ASU 2010-18, debt modifications that were made for distressed loans included in a pool of loans do not trigger the criteria needed to allow for such loans to be accounted for separately outside of the pool.  Upon initial adoption, an entity may make a one-time election to terminate accounting for loans as a pool.  The election may be made on a pool-by-pool basis and does not prevent the entity from using pool accounting for loans that will be acquired in the future.  The amendments in ASU 2010-18 are effective for the first fiscal quarter ending on or after July 15, 2010.  Early adoption is permitted.  The Company adopted ASU 2010-18 on September 30, 2010 and such adoption did not have a material impact on the Company’s consolidated financial statements.

In April 2010, the FASB issued ASU 2010-15, “Financial Services–Insurance (Topic 944):  How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments–a consensus of the FASB Emerging Issues Task Force,” to provide guidance regarding accounting for investment funds determined to be VIEs.  Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts.  In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its controlling interest in a VIE, unless the separate account contract holder is a related party.  The guidance is effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years, beginning after December 15, 2010.  The Company adopted ASU 2010-15 on January 1, 2011 and the adoption did not have a significant impact on the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)

In March 2010, the FASB issued ASU 2010-11, “Derivatives and Hedging (Topic 815):  Scope Exception Related to Embedded Credit Derivatives,” which provides amendments to FASB ASC Topic 815, “Derivatives and Hedging,” to clarify the embedded credit derivative scope exception included therein.  The amendments address how to determine which embedded credit derivative features are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting under ASC Topic 815.  Under ASU 2010-11, only the embedded credit derivative feature created by subordination between financial instruments is not subject to the bifurcation requirements of ASC Topic 815.  However, other embedded credit derivative features would be subject to analysis for potential bifurcation even if their effects are allocated to interests in tranches of securitized financial instruments in accordance with those subordination provisions.  The following circumstances would not qualify for the scope exception and are subject to the application of ASC Topic 815 requiring the embedded derivatives to be analyzed for potential bifurcation:

➢	An embedded derivative feature relating to another type of risk (including another type of credit risk) is present in the securitized financial instrument.
➢
The holder of an interest in a tranche of securitized financial instruments is exposed to the possibility of being required to make potential future payments because the possibility of those future payments is not created by subordination.

➢	The holder owns an interest in a single-tranche securitization vehicle; therefore, the subordination of one tranche to another is not relevant.

The amendments in ASU 2010-11 are effective for the first fiscal quarter beginning after June 15, 2010.  Early adoption is permitted.  The Company adopted ASU 2010-11 on July 1, 2010 and such adoption did not have a material impact on the Company’s consolidated financial statements.

In February 2010, the FASB issued ASU 2010-09, “Subsequent Events (Topic 855):  Amendments to Certain Recognition and Disclosure Requirements” which removes the requirement for U.S. Securities and Exchange Commission (“SEC”) filers to disclose the date through which subsequent events have been evaluated.  ASU No. 2010-09 is effective upon issuance.  Events that have occurred subsequent to December 31, 2011 have been evaluated by the Company’s management in accordance with ASU 2010-09.

In January 2010, the FASB issued ASU 2010-06, “Fair Value Measurement and Disclosures (Topic 820):  Improving Disclosures about Fair Value Measurements,” which provides amendments to FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” to provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements.

Certain new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 31, 2009.  Disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3 are effective for fiscal years beginning after December 15, 2010.  The Company adopted ASU 2010-06 on January 1, 2010.  The enhanced disclosures required by ASU 2010-06 for the periods beginning after December 31, 2009 are included in Note 5 of the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

On January 1, 2010, the Company adopted the provisions of FASB ASC Topic 860, “Transfers and Servicing,” which were issued in June 2009.  These provisions amend and expand disclosures about the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement in transferred financial assets.  FASB ASC Topic 860 amends previously issued derecognition accounting and disclosure guidance and eliminates the exemption from consolidation for qualifying special purpose entities (“QSPEs”); it also requires a transferor to evaluate all existing QSPEs to determine whether they must be consolidated in accordance with the provisions of FASB ASC Topic 860.  This guidance is effective for financial asset transfers occurring in fiscal years and interim periods beginning after November 15, 2009.  The adoption did not have a material impact on the Company’s consolidated financial statements.

On January 1, 2010, the Company adopted the provisions of FASB ASC Topic 810, “Consolidation,” which were issued in June 2009.  This guidance amends previously issued consolidation guidance which affects all entities currently within the scope of FASB ASC Topic 810, including QSPEs, as the concept of these entities was eliminated by FASB ASC Topic 860.  This guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009.  The adoption did not have a material impact on the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 320, which were issued in April 2009.  This guidance amends the guidance for OTTI of debt securities and changes the presentation of OTTI in the financial statements.   If the Company intends to sell, or if it is more likely than not that it will be required to sell, an impaired security prior to recovery of its cost basis, the security is to be considered other-than-temporarily impaired and the full amount of impairment must be charged to earnings.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories, the portion of loss which is considered credit loss (“credit loss”) and the portion of loss which is due to other factors (“non-credit loss”).  The credit loss portion is charged to earnings, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.  This guidance also expands and increases the frequency of existing disclosures about OTTI of debt and equity securities.  The Company adopted the above-noted aspects of FASB ASC Topic 320 on April 1, 2009.  Upon adoption, a cumulative effect adjustment, net of taxes, of $9.1 million was recorded to decrease accumulated other comprehensive income with a corresponding increase to retained earnings (accumulated deficit) for the non-credit component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.  The enhanced disclosures required by FASB ASC Topic 320 are included in Note 4 of the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted

In December 2011, the FASB issued ASU 2011-12, “Comprehensive Income (Topic 220):  Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05,” which allows for the deferral of certain presentation requirements about reclassifications of items out of accumulated other income originally included in ASU 2011-05, “Comprehensive Income (Topic 220):  Presentation of Comprehensive Income.”  The amendments are being made to allow FASB time to reconsider it requirements of entities to present on the face of their financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented.  The amendments are effective at the same time as the amendments in ASU 2011-05 so that entities will not be required to comply with the presentation requirements in ASU 2011-05 that ASU 2011-12 is deferring.  All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements.  The amendments in ASU 2011-12 are effective for public entities for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company will adopt ASU 2011-12 on March 31, 2012 and does not expect its requirements to significantly impact the Company’s consolidated financial statements.

In December 2011, the FASB issued ASU 2011-11, “Balance Sheet (Topic 210):  Disclosures about Offsetting Assets and Liabilities,” which requires an entity to disclose information about offsetting assets and liabilities and related arrangements included in its financial statements.  Offsetting (netting) assets and liabilities is an important aspect of presentation in financial statements.  The differences in the offsetting requirements in GAAP and International Financial Reporting Standards (“IFRS”) account for a significant difference in the amounts presented in statements of financial position prepared in accordance with GAAP and in the amounts presented in those statements prepared in accordance with IFRS for certain institutions.  This difference reduces the comparability of statements of financial position.  As a result, users of financial statements requested that the differences should be addressed expeditiously.  In response to those requests, the FASB and the International Accounting Standards Board are issuing joint requirements that will enhance current disclosures.  Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement.  This scope would include derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements.  The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  The amendments in ASU 2011-11 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 31, 2012.  The Company will adopt ASU 2011-11 on March 31, 2013 and is accessing the impact of this adoption.

In June 2011, the FASB issued ASU 2011-05, “Comprehensive Income (Topic 220):  Presentation of Comprehensive Income,” which revises the manner in which entities present comprehensive income in their financial statements. The amendments in ASU 2011-05 require entities to present components of comprehensive income in either a single continuous statement of comprehensive income or in two separate but consecutive statements.  Under the two-statement approach, the first statement (i.e., the statement of net income) must present total net income and its components followed consecutively by the statement of comprehensive income which should include total other comprehensive income and its components.  Under either method, entities must display adjustments for items that are classified from other comprehensive income to net income in both statements of net income and comprehensive income.  ASU 2011-05 does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income.  The amendments in ASU 2011-05 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2011-05 on March 31, 2012 and does not expect its requirements to significantly impact the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (Topic 820):  Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs,” which changes the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements.  Some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements, while other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.  Many of the requirements in this update are not meant to result in a change in application of the requirements of FASB ASC Topic 820, “Fair Value Measurement,” but to improve upon an entity’s consistency in application across jurisdictions to ensure that GAAP and IFRS fair value measurement and disclosure requirements are described in the same way.  The amendments in ASU 2011-04 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2011-04 on January 1, 2012 and does not expect its requirements to significantly impact the Company’s consolidated financial statements.

In October 2010, the FASB issued ASU 2010-26, “Financial Services–Insurance (Topic 944):  Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts (a consensus of the FASB Emerging Issues Task Force),” which amends FASB ASC Topic 944, “Financial Services–Insurance,” to modify the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts.  The amendments specify that only incremental costs of successful contract acquisition that result directly from and are essential to the contract transactions can be capitalized as deferred acquisition costs.  The incremental direct costs are those costs that would not have been incurred by the insurance entity if the contract transactions did not occur.  The amendments in ASU 2010-26 are effective for interim periods and fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2010-20 on January 1, 2012 and does not expect the adoption of ASU 2010-20 to have a significant impact on its consolidated financial statements.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On December 31, 2009, the Company paid a dividend of all of Sun Life Vermont’s issued and outstanding common stock, and net assets totaling $94.9 million to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary.  The following table represents a summary of the results of operations for Sun Life Vermont which are included in discontinued operations:

Year ended December 31, 2009

Total revenue	$191,965
Total benefits and expenses	46,304
Income before income tax expense	145,661
Income tax expense	40,690

Net income	$104,971

The Company transferred all of Sun Life Vermont’s assets and liabilities at their carrying value to the Parent and therefore no gain or loss resulted from this dividend.  Sun Life Vermont was previously reported as component of the Individual Protection segment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis.  However, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.  Below is a summary of transactions with           non-consolidated affiliates.

Reinsurance Related Transactions

As more fully described in Note 8 to the Company’s consolidated financial statements, the Company and its subsidiary, SLNY, are party to several reinsurance transactions with Sun Life Assurance Company of Canada (“SLOC”) and other affiliates.  Reinsurance premiums with related parties are based on market rates.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with Sun Life Reinsurance (Barbados) No. 3 Corp (“BarbCo 3”) an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life, and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld, and a modified coinsurance basis.  The reinsurance agreement covered in-force policies on the effective date and new sales through December 31, 2009.  Effective January 1, 2010, the Company and BarbCo 3 amended the reinsurance agreement.  Refer to Note 8 for additional information regarding the amendment and the impact of this agreement on the Company’s consolidated financial statements.

Capital Transactions

The Company did not receive any capital contribution from the Parent during the year ended December 31, 2011.  During the year ended December 31, 2010, the Company received capital contributions totaling $400.0 million from the Parent.  The cash contributions were recorded as additional paid-in capital and were made to ensure that the Company continues to exceed certain regulatory capital requirements established by the National Association of Insurance Commissioners (“NAIC”).  The NAIC has established standards for minimum capitalization requirements based on risk-based capital formulas for life insurance companies.  The risk-based capital formulas for life insurance companies establish capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.

Effective December 31, 2009, the Company distributed all of Sun Life Vermont’s issued and outstanding common stock and net assets totaling $94.9 million in the form of a dividend to the Parent.  The Company paid a return of capital of $300.0 million to the Parent during the year ended December 31, 2011.  The Company did not declare or pay any cash dividends or return of capital to the Parent during the year ended December 31, 2010 or 2009.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Debt Transactions

On November 8, 2007, a long-term financing arrangement was established with a financial institution (the “Lender”) that enables Sun Life Vermont, a subsidiary of the Company prior to December 31, 2009, to fund a portion of its obligations under its reinsurance agreement with SLOC.  Under this arrangement, at inception of the agreement, Sun Life Vermont issued an initial floating rate surplus note of $1 billion (the “Surplus Note”) to a special-purpose entity, Structured Asset Repackage Company, 2007- SUNAXXX LLC (“SUNAXXX”), affiliated with the Lender.  Pursuant to this arrangement, Sun Life Vermont exercised its option to issue additional Surplus Notes of $200.0 million and $115.0 million in 2009 and 2008, respectively, to SUNAXXX.  At December 31, 2009, the value of the Surplus Note was $1.3 billion.  Pursuant to an agreement between the Lender and the Company’s indirect parent, Sun Life Assurance Company of Canada – U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”), U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, consolidates SUNAXXX in accordance with FASB ASC Topic 810.  Sun Life Vermont agreed to reimburse U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Note.  Sun Life Vermont incurred interest expense of $21.7 million for the year ended December 31, 2009, which is included in the Company’s consolidated statements of operations as a component of income from discontinued operations, net of tax.

At December 31, 2011 and 2010, the Company had an $18.0 million promissory note that was initially issued to Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”), an affiliate, for which the Company pays interest semi-annually.  On June 2, 2011, Sun Life (Hungary) LLC sold the $18.0 of promissory note to SLOC.  With the exception of the change in lenders, this transaction did not have any impact on the terms of the promissory note.  Effective June 2, 2011, the Company began paying the related interest to SLOC.  Related to this note, the Company incurred interest expense of $1.0 million for each of the years ended December 31, 2011, 2010 and 2009.

At December 31, 2011 and 2010, the Company had $565.0 million of surplus notes payable to Sun Life Financial (U.S.) Finance, Inc., an affiliate.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2011, 2010 and 2009.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900.0 million to Sun Life Financial Global Funding III, L.L.C. (“LLC III”), an affiliate, which will mature on October 6, 2013.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $5.8 million to LLC III.  On December 1, 2011, the Company paid $5.8 million to LLC III due to the maturity of the funding agreement issued to LLC III.  Total interest credited for these funding agreements was $5.9 million, $6.2 million, and $11.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.  The Company also issued a $100.0 million floating rate demand note payable to LLC III on September 19, 2006.  The Company expensed $0.7 million, $0.7 million, and $1.3 million for the years ended December 31, 2011, 2010 and 2009, respectively, for interest on this demand note.

The Company has an interest rate swap agreement with LLC III with an aggregate notional amount of $900.0 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On May 17, 2006, the Company issued a floating rate funding agreement of $900.0 million to Sun Life Financial Global Funding II, L.L.C. (“LLC II”), an affiliate.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $7.5 million to LLC II.  On July 1 and July 19, 2011, the Company paid $901.3 million and $7.5 million, respectively, to LLC II due to the maturity of the funding agreements that the Company issued to LLC II.  The payments included $1.3 million in accrued interest.   Total interest credited for these funding agreements was $2.6 million, $5.4 million, and $10.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company also issued a $100.0 million floating rate demand note payable to LLC II on May 24, 2006.  On July 19, 2011, the Company paid off the $100.0 million demand note that was due to LLC II.  The Company expensed $0.3 million, $0.6 million, and $1.2 million for the years ended December 31, 2011, 2010 and 2009, respectively, for interest on this demand note.

The Company also had an interest rate swap agreement with LLC II with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations.  This interest swap agreement expired on July 6, 2011 due to the maturity of the underlying floating rate funding agreement with LLC II.

On June 3, 2005 and June 29, 2005, the Company issued two floating rate funding agreements totaling $900 million to Sun Life Financial Global Funding, L.L.C. (“LLC”), an affiliate.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $10 million to LLC.  On July 1 and July 8, 2010, the Company paid $900.0 million and $10.0 million, respectively, to the LLC due to the maturity of these funding agreements.  Total interest credited for these funding agreements was $2.9 million and $11.3 million for the years ended December 31, 2010 and 2009, respectively.  On August 6, 2010, the Company paid $100.1 million to LLC, including $0.1 million in interest due to settle a $100.0 million floating rate demand note payable.  The Company expensed $0.5 million and $1.3 million for the years ended December 31, 2010 and 2009, respectively, for interest on this demand note.

The Company had an interest rate swap agreement with LLC with an aggregate notional amount of $900.0 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.  The related $900.0 million interest rate swap agreement expired on July 6, 2010 due to the maturity of the underlying floating rate funding agreements with LLC.

The account values related to these funding agreements issued to LLC III and LLC II are reported in the Company’s consolidated balance sheets as a component of contractholder deposits funds and other policy liabilities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The following table lists the details of notes due to affiliates at December 31, 2011:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$250,000	$21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life Assurance Company of Canada	Promissory	5.710%	06/30/2012	18,000	1,028
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/06/2013	100,000	664
				$683,000	$44,275

The following table lists the details of notes due to affiliates at December 31, 2010:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$250,000	$21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	1,028
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/06/2011	100,000	611
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/06/2013	100,000	703
				$783,000	$44,925

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other

Effective December 31, 2009, the Company transferred all of its employees to Sun Life Services with the exception of 28 employees who were transferred to Sun Life Financial Distributors, Inc. (“SLFD”), another affiliate.  The tax benefit associated with SLF stock options that had been granted to employees of the Company prior to the employee transfer, is recognized by the Company in stockholder’s equity when these options vest.   Neither Sun Life Services nor SLFD are included in the accompanying consolidated financial statements.  Concurrent with this transaction, Sun Life Services assumed the sponsorship of the Company’s retirement plans, as discussed in Note 9 to the Company’s consolidated financial statements.  As a result of this transaction, the Company transferred to Sun Life Services the plan assets and liabilities, the associated deferred tax asset, and certain property, equipment and software, as summarized in the following table:

Assets:
Cash	$32,298
Property and equipment	9,545
Software and other	58,877
Deferred tax asset	25,543
Total assets	$126,263

Liabilities:
Pension liabilities	$109,512
Long term incentives	16,923
Other liabilities	48,733
Total liabilities	$175,168

In accordance with FASB ASC Topic 845, “Nonmonetary Transactions,” all assets and liabilities were transferred at book value and no gain or loss was recognized in the Company’s consolidated statement of operations.  The difference between the book value of the transferred assets and liabilities of $48.9 million, net of tax, was recorded by the Company as other comprehensive income and paid-in-capital.  Prior to the transfer, this difference between the book value of the transferred assets and liabilities was recorded in the Company’s consolidated balance sheet as a component of accumulated other comprehensive income.

Pursuant to an administrative services agreement between the Company and Sun Life Services which was effective December 31, 2009, Sun Life Services provides human resources services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative and other operational support functions) to the Company.  The Company reimburses Sun Life Services for the cost of such services, plus, with respect to certain of those services, pays an arms-length based profit margin to be agreed upon by the parties.  Total payments under this agreement were $110.0 million and $117.6 million for the years ended December 31, 2011 and 2010, respectively.

As discussed in Note 1, SLF made the decision to close its domestic U.S. variable annuity and individual life products to new sales after completing a major strategic review of its businesses.  As a result of this decision and the related severance of certain Sun Life Services’ employees, Sun Life Services allocated $12.2 million in expenses to the Company, which is a portion of the related restructuring costs on a pre-tax basis.  The costs allocated to the Company represent primarily employee severance and other employee benefits of $10.2 million, as well as other costs of $2.0 million.

As described in Note 9, the Company participates in a pension plan and other retirement plans sponsored by Sun Life Services.

The transfer of fixed assets from the Company to Sun Life Services discussed above, along with the administrative services agreement, resulted in a sale-leaseback transaction.  The Company recorded a deposit liability for $17.1 million which represents the cost of certain of the assets transferred.  The Company will amortize the liability over the remaining useful life of the transferred assets, which was estimated to be seven years.  As of December 31, 2011, the remaining deposit liability was $11.4 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other (continued)

Effective December 31, 2009, Sun Life Services and SLOC entered into an administrative services agreement under which Sun Life Services provides to SLOC, as requested, personnel and certain services.  Prior to December 31, 2009, the Company had an administrative services agreement with SLOC under which the Company provided personnel and certain services to SLOC, as requested.  Pursuant to the agreement with SLOC, the Company recorded reimbursements of $336.0 million for the year ended December 31, 2009, as a reduction to other operating expenses.  Effective December 31, 2009, the Company no longer provides personnel services to SLOC and SLOC no longer reimburses the Company for such services.

The Company continues to provide certain services to SLOC under an administrative services agreement.  Pursuant to this agreement, the Company recorded reimbursements of $99.3 million and $99.1 million for the years ended December 31, 2011 and 2010, respectively.

The Company has administrative services agreements with SLOC under which SLOC provides, as requested, certain services on a cost-reimbursement basis.  Pursuant to the agreements with SLOC, the Company recorded expenses of $14.5 million, $13.0 million and $8.9 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company has an administrative services agreement with Sun Life Information Services Canada, Inc. (“SLISC”), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity businesses.  Expenses under this agreement amounted to approximately $19.3 million, $18.0 million and $15.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.  In addition, SLISC allocated $0.1 million of severance costs to the Company.  These severance costs relate to the decision to discontinue the Company’s variable annuity and individual life products.

The Company has a service agreement with Sun Life Information Services Ireland Limited (“SLISIL”), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $22.6 million, $23.5 million and $24.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.  In addition, SLISIL allocated $0.4 million of severance costs to the Company.  These severance costs relate to the decision to discontinue the Company’s variable annuity and individual life products.

The Company has an administrative services agreement with SLC – U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement were approximately $12.7 million, $13.0 million and $8.9 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company has an administrative services agreement with Sun Capital Advisers LLC (“SCA”), an affiliate and a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $16.6 million, $13.0 million and $4.3 million for the years ended December 31, 2011, 2010 and 2009, respectively.  The Company paid $20.6 million, $21.4 million and $18.2 million for the years ended December 31, 2011, 2010 and 2009, respectively, in investment management services fees to SCA.

The Company paid distribution fees to SLFD of $38.7 million, $41.4 million and $45.4 million, during the years ended December 31, 2011, 2010 and 2009, respectively.

The Company leases office space to SLOC under lease agreements with terms expiring on December 31, 2014 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term which is then ending.  Rent received by the Company under the leases amounted to approximately $12.1 million, $12.1 million and $10.1 million for the years ended December 31, 2011, 2010 and 2009, respectively.  Rental income is reported as a component of net investment income on the Company’s consolidated statements of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative service agreements, rent and other (continued)

During the year ended December 31, 2009, the Company sold certain limited partnership investments to SLOC with a book value of $16.9 million and a fair market value of $22.4 million.  The Company recorded a pre-tax gain on the sales of $5.5 million for the year ended December 31, 2009.

During the year ended December 31, 2009, the Company purchased $395.7 million of available-for-sale fixed-rate bonds from Sun Life Investments LLC at fair value.  The Company paid cash for the bonds.

During the year ended December 31, 2010, the Company sold mortgage loans to SLOC with a book value of $85.6 million and a fair market value of $93.4 million and recognized a pre-tax gain of $7.8 million as a result.  During the year ended December 31, 2010, the Company also purchased $52.2 million of mortgage loans from SLOC at fair value.  The Company did not purchase or sell any mortgage loans from SLOC during the years ended December 31, 2011 and 2009.

SLNY has a series of agreements with SLHIC, through which substantially all of the New York issued business of SLHIC was transferred to SLNY.  As part of these agreements, SLNY received certain intangible assets totaling $31.3 million.  These assets included the value of distribution acquired, VOBA, and VOCRA.  The value of distribution acquired of $7.5 million is being amortized on a straight-line basis over its projected economic life of 25 years.  The amortization expense for the value of distribution acquired was $0.3 million for each of the years ended December 31, 2011, 2010 and 2009.

VOBA of $7.6 million is subject to amortization based upon expected premium income over the period from acquisition to the first customer renewal, which is generally not more than two years.  VOBA was fully amortized as of December 31, 2009.  VOCRA of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, which is 20 years.  The Company recorded amortization for VOBA and VOCRA for the years ended December 31 as follows:

	2011	2010	2009

VOBA	$-	$-	$913
VOCRA	$1,022	$1,327	$4,063

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million which is included in VOCRA amortization expense.  The impairment charge was allocated to the Group Protection segment.

The Company settles with its affiliates payments related to the administrative service agreements, rent and other on a monthly basis.  At December 31, 2011 and 2010, the Company’s net receivable due from affiliated companies was $21.4 million and $32.5 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS

FIXED MATURITY SECURITIES

The amortized cost and fair value of fixed maturity securities held at December 31, 2011 were as follows:

Available-for-sale fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Temporary Losses	OTTI Losses (1)	Fair Value
Non-corporate securities:
Asset-backed securities	$55	$-	$-	$-	$55
Residential mortgage-backed securities	24,340	2,203	-	-	26,543
Commercial mortgage-backed securities	9,643	286	(1,017)	-	8,912
U.S. states and political subdivision securities	214	7	-	-	221
U.S. treasury and agency securities	375,751	6,818	-	-	382,569
Total non-corporate securities	410,003	9,314	(1,017)	-	418,300

Corporate securities	929,957	79,479	(14,616)	(10,595)	984,225

Total available-for-sale fixed maturity securities	$1,339,960	$88,793	$(15,633)	$(10,595)	$1,402,525

Trading fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Non-corporate securities:
Asset-backed securities	$423,464	$7,951	$(139,163)	$292,252
Residential mortgage-backed securities	868,588	13,857	(169,250)	713,195
Commercial mortgage-backed securities	785,912	32,750	(135,644)	683,018
Foreign government & agency securities	97,404	19,194	-	116,598
U.S. states and political subdivision securities	486	41	-	527
U.S. treasury and agency securities	323,298	13,705	(49)	336,954
Total non-corporate securities	2,499,152	87,498	(444,106)	2,142,544

Corporate securities	7,836,906	436,622	(135,536)	8,137,992

Total trading fixed maturity securities	$10,336,058	$524,120	$(579,642)	$10,280,536

(1)
Represents the pre-tax non-credit OTTI loss recorded as a component of accumulated other comprehensive income (“AOCI”) for assets still held at the reporting date.  Recoveries of $9.3 million are shown within gross unrealized gains and the remainder as gross unrealized temporary losses.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and fair value of fixed maturity securities held at December 31, 2010 were as follows:

Available-for-sale fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Temporary Losses	OTTI Losses (1)	Fair Value
Non-corporate securities:
Asset-backed securities	$694	$27	$(6)	$-	$715
Residential mortgage-backed securities	32,263	2,351	-	-	34,614
Commercial mortgage-backed securities	15,952	522	(1,424)	-	15,050
Foreign government & agency securities	506	57	-	-	563
U.S. states and political subdivision securities	217	-	(3)	-	214
U.S. treasury and agency securities	371,704	4,500	(971)	-	375,233
Total non-corporate securities	421,336	7,457	(2,404)	-	426,389

Corporate securities	1,001,615	82,490	(2,267)	(12,304)	1,069,534

Total available-for-sale fixed maturity securities	$1,422,951	$89,947	$(4,671)	$(12,304)	$1,495,923

Trading fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Non-corporate securities:
Asset-backed securities	$544,106	$10,104	$(142,230)	$411,980
Residential mortgage-backed securities	1,184,184	17,259	(278,650)	922,793
Commercial mortgage-backed securities	917,650	42,368	(140,823)	819,195
Foreign government & agency securities	122,537	8,239	-	130,776
U.S. states and political subdivision securities	605	8	-	613
U.S. treasury and agency securities	745,460	3,037	(878)	747,619
Total non-corporate securities	3,514,542	81,015	(562,581)	3,032,976

Corporate securities	8,195,874	368,893	(130,625)	8,434,142

Total trading fixed maturity securities	$11,710,416	$449,908	$(693,206)	$11,467,118

(1) Represents the pre-tax non-credit OTTI loss recorded as a component of AOCI for assets still held at the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity securities held at December 31, 2011 are shown below.  Actual maturities may differ from contractual maturities on structured securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$211,945	$212,744
Due after one year through five years	438,320	455,056
Due after five years through ten years	137,332	141,194
Due after ten years	518,325	558,021
Subtotal – Maturities of available-for-sale fixed securities	1,305,922	1,367,015
ABS, RMBS and CMBS securities (1)	34,038	35,510
Total available-for-sale fixed securities	$1,339,960	$1,402,525

Maturities of trading fixed securities:
Due in one year or less	$652,353	$662,374
Due after one year through five years	4,163,381	4,328,570
Due after five years through ten years	1,858,860	1,982,358
Due after ten years	1,583,500	1,618,769
Subtotal – Maturities of trading fixed securities	8,258,094	8,592,071
ABS, RMBS and CMBS securities (1)	2,077,964	1,688,465
Total trading fixed securities	$10,336,058	$10,280,536

(1)	ABS, RMBS and CMBS are shown separately in the table as these securities are not due at a single maturity.

Gross gains of $119.3 million, $172.6 million and $50.0 million and gross losses of $51.3 million, $40.9 million and $57.5 million were realized on fixed maturity securities for the years ended December 31, 2011, 2010 and 2009, respectively.

Fixed maturity securities with an amortized cost of approximately $11.8 million and $12.3 million at December 31, 2011 and 2010, respectively, were on deposit with federal and state governmental authorities, as required by law.

As of December 31, 2011 and 2010, 92.3% and 92.4%, respectively, of the Company's fixed maturity securities were investment grade.  Investment grade securities are those that are rated "BBB" or better by a nationally recognized statistical rating organization.  Securities that are not rated by a nationally recognized statistical rating organization are assigned ratings based on the Company's internally prepared credit evaluations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

Unrealized Losses

The following table shows the fair value and gross unrealized losses, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available-for-sale fixed maturity investments, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2011.

	Less Than Twelve Months		Twelve Months Or More		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Non-corporate securities:
Asset-backed securities	$-	$-	$-	$-	$-	$-
Residential mortgage-backed securities	12	-	21	-	33	-
Commercial mortgage-backed securities	447	(50)	2,131	(967)	2,578	(1,017)
U.S. states and political subdivision securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-
Total non-corporate securities	459	(50)	2,152	(967)	2,611	(1,017)

Corporate securities	120,623	(8,049)	38,498	(7,831)	159,121	(15,880)

Total	$121,082	$(8,099)	$40,650	$(8,798)	$161,732	$(16,897)

The following table shows the fair value and gross unrealized losses, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available-for-sale fixed maturity investments, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2010.

	Less Than Twelve Months		Twelve Months Or More		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Non-corporate securities:
Asset-backed securities	$-	$-	$11	$(6)	$11	$(6)
Residential mortgage-backed securities	26	-	-	-	26	-
Commercial mortgage-backed securities	-	-	2,534	(1,424)	2,534	(1,424)
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivision securities	214	(3)	-	-	214	(3)
U.S. treasury and agency securities	23,636	(971)	-	-	23,636	(971)
Total non-corporate securities	23,876	(974)	2,545	(1,430)	26,421	(2,404)

Corporate securities	187,916	(5,211)	91,154	(9,360)	279,070	(14,571)

Total	$211,792	$(6,185)	$93,699	$(10,790)	$305,491	$(16,975)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

UNREALIZED LOSSES (CONTINUED)

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses and a portion of non-credit OTTI losses recognized in AOCI aggregated by investment category, at December 31, 2011 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months or More	Total Number of Securities

Non-corporate securities:
Asset-backed securities	-	-	-
Residential mortgage-backed securities	3	1	4
Commercial mortgage-backed securities	1	4	5
Foreign government & agency securities	-	-	-
U.S. states and political subdivisions securities	-	-	-
U.S. treasury and agency securities	-	-	-
Total non-corporate securities	4	5	9

Corporate securities	33	15	48

Total	37	20	57

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses and a portion of non-credit OTTI losses recognized in AOCI aggregated by investment category, at December 31, 2010 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months or More	Total Number of Securities

Non-corporate securities:
Asset-backed securities	-	1	1
Residential mortgage-backed securities	1	-	1
Commercial mortgage-backed securities	-	5	5
Foreign government & agency securities	-	-	-
U.S. states and political subdivisions securities	1	-	1
U.S. treasury and agency securities	2	-	2
Total non-corporate securities	4	6	10

Corporate securities	72	35	107

Total	76	41	117

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT

Beginning on April 1, 2009, the Company presents and discloses OTTI in accordance with FASB ASC Topic 320.  Securities whose fair value is less than their carrying amount are considered to be impaired and are evaluated for potential OTTI.  If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired and the Company records a charge to earnings for the full amount of impairment based on the difference between the amortized cost and fair value of the security.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories:  credit loss and non-credit loss.  The credit loss portion is charged to net realized investment gains (losses) in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on an available-for-sale fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.

To compute the credit loss component of OTTI for corporate bonds on the date of transition (i.e., April 1, 2009), both historical default (by rating) data, used as a proxy for the probability of default, and loss given default (by issuer) projections were applied to the par amount of the bond.  For corporate bonds post-transition, the present value of future cash flows using the book yield is used to determine the credit component of OTTI.  If the present value of the cash flow is less than the security’s amortized cost, the difference is recorded as a credit loss.  The difference between the estimates of the credit related loss and the overall OTTI is the non-credit-related component.

As a result of the adoption of FASB ASC Topic 320, a cumulative effect adjustment, net of tax, of $9.1 million was recorded to decrease accumulated other comprehensive income with a corresponding increase to retained earnings (accumulated deficit) for the non-credit loss component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.

For those securities where the Company does not have the intent to sell and it is not more likely than not that the Company will be required to sell, the Company employs a portfolio monitoring process to identify securities that are other-than-temporarily impaired.  The Company utilizes a Credit Committee, comprised of investment and finance professionals, which meets at least quarterly to review individual issues or issuers that are of concern.  In determining whether a security is other-than-temporarily-impaired, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all impaired securities.

Discrete credit events, such as a ratings downgrade, also are used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized loss on securities related to these issuers.

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized losses on securities related to these issuers.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

“Impaired List”- This list includes securities that the Company has the intent to sell or more likely than not will be required to sell.  In addition, it includes those securities that management has concluded that the Company’s amortized cost will not be recovered due to expected delays or shortfalls in contractually specified cash flows.  For these investments, an OTTI charge is recorded or the security is sold and a realized loss is recorded as a charge to income.  Credit OTTI losses are recorded in the Company’s consolidated statement of operations and non-credit OTTI losses are recorded in other comprehensive income.

Structured securities, those rated single A or below in particular, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the fair value is less than the carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on expected loss models, not incurred loss models.  Expected cash flows include assumptions about key systematic risks and loan-specific information.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

For securities that are assessed to have incurred a credit loss, the amount of credit loss is calculated based upon the cash flows that the Company expects to collect given an assessment of the relevant facts and circumstances for the issuer and specific bond issue.  Such factors include the financial condition, credit quality, and the near-term prospects of the issuer, as well as the issuer's relative liquidity, among other factors.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

The Company recorded credit OTTI losses in its consolidated statement of operations totaling $0.1 million and $0.9 million for the years ended December 31, 2011 and 2010, respectively on its available-for-sale fixed maturity securities.  The $0.1 million OTTI credit loss recorded during the year ended December 31, 2011 was concentrated in structured securities issued by sponsored securitization vehicles.  This impairment was driven primarily by the adverse financial condition of the issuer.  The $0.9 million OTTI credit loss recorded during the year ended December 31, 2010 was concentrated in corporate debt of a foreign issuer.  This impairment was driven primarily by the adverse financial conditions of the issuer.

The following tables roll forward the amount of credit losses recognized in earnings on debt securities, for which a portion of the OTTI also was recognized in other comprehensive income:

Year ended December 31, 2011

Beginning balance, at January 1, 2011	$5,847
Add: Credit losses on OTTI not previously recognized	71
Less: Credit losses on securities sold	(5,756)
Other	3,341
Ending balance, at December 31, 2011	$3,503

Year ended December 31, 2010

Beginning balance, at January 1, 2010	$9,148
Add: Credit losses on OTTI not previously recognized	885
Less: Credit losses on securities sold	(2,528)
Less: Increases in cash flows expected on previously
impaired securities	(1,658)
Ending balance, at December 31, 2010	$5,847

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

Variable Interest Entities

The Company is involved with various special purpose entities and other entities that are deemed to be VIEs primarily as a collateral manager and as an investor through normal investment activities or as a means of accessing capital.  A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest or lacks sufficient funds to finance its own activities without financial support provided by other entities.

The Company performs ongoing qualitative assessments of its VIEs under FASB ASC Topic 810, to determine whether it has a controlling financial interest in the VIE and, therefore, is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE.  The Company consolidates the VIE in its consolidated financial statements if it determines that it is the VIEs primary beneficiary.

Consolidated VIEs

At December 31, 2011, the Company had an interest in one significant VIE, Credit and Repackaged Securities Limited Series 2006-10 Trust (the “CARS Trust”), for which consolidation is required under FASB ASC Topic 810.

The Company has an agreement with the CARS Trust.  Pursuant to this agreement, the Company purchased a funded note from the CARS Trust which, through a credit default swap entered into by the CARS Trust, is exposed to the credit performance of a portfolio of corporate reference entities.  The Company entered into this agreement for yield enhancement related to the fee earned on the credit default swap which adds to the return earned on the funded note.

The CARS Trust is a structured investment vehicle for which the Company provides investment management services and holds securities issued by the trust.  Creditors have no recourse against the Company in the event of default by the CARS Trust, nor does the Company have any implied or unfunded commitments to the CARS Trust.  The Company's financial or other support provided to the CARS Trust is limited to its investment management services and original investment.  The following table presents the carrying value of assets and liabilities and the maximum exposure to loss relating to the CARS Trust.

	December 31, 2011	December 31, 2010

Assets	$20,077	$36,324
Liabilities	17,723	27,341
Maximum exposure to loss	20,928	37,400

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

Consolidated VIEs (continued)

As the sole beneficiary of the CARS Trust, while having a controlling financial interest in the investment vehicle, the Company is required to consolidate the entity under FASB ASC Topic 810.  As a result of the consolidation, the Company has recorded in its consolidated balance sheets, investment grade corporate debt securities and a credit default swap held by the CARS Trust.  At issue, the swap had a seven-year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  In the event that the CARS Trust is required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  Under the credit default swap, the CARS Trust made a payment of $16.5 million during the twelve-month period ended December 31, 2011; no payment was made during the year ended December 31, 2010.  As of December 31, 2011, the cumulative payments that the CARS Trust has made under the credit default swap is $34.1 million, leaving $20.9 million as the maximum future payments that it could be required to make.  The carrying amount of the assets in this VIE is included in trading fixed maturity securities and the carrying amount of the liabilities in this VIE is included in the derivative instruments-payable in the Company’s consolidated balance sheets.

Non-Consolidated VIEs

At December 31, 2011, other than the CARS Trust, the Company had no interest in VIEs for which consolidation is required under FASB ASC Topic 810.

In addition, through normal investment activities, the Company makes passive investments in various issues by VIEs.  These investments are included in trading and available-for-sale fixed maturity securities, limited partnerships and other invested assets in the Company's consolidated financial statements.  The Company has not provided financial or other support with respect to these investments other than its original investments.  For these investments, the Company has determined it is not the primary beneficiary due to the size of its investment relative to other issues, the level of credit subordination which reduces its obligation to absorb losses or its right to receive benefits, and/or its inability to direct the activities that most significantly impact the economic performance of the VIEs.  The Company's maximum exposure to loss on these investments is limited to the amount of its investment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)
MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

The carrying value of the Company’s mortgage loans and real estate investments, net of applicable allowances and accumulated depreciation, was as follows:

	December 31,
	2011	2010

Total mortgage loans	$1,457,356	$1,737,528

Real estate:
Held for production of income	223,814	214,665
Total real estate	$223,814	$214,665

Total mortgage loans and real estate	$1,681,170	$1,952,193

Accumulated depreciation on real estate was $50.9 million and $45.6 million at December 31, 2011 and 2010, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Delinquency status is determined based upon the occurrence of a missed contract payment.  The following table set forth an age analysis of past due loans in the Company’s mortgage loan portfolio at December 31.

	Gross Carrying Value
	2011	2010

Past due:
Between 30 and 59 days	$4,075	$16,607
Between 60 and 89 days	5,043	12,333
90 days or more	14,403	19,310
Total past due	23,521	48,250
Current (1)	1,490,236	1,743,060
Balance, at December 31	$1,513,757	$1,791,310
Past due 90 days or more and still accruing interest	$-	$-

The Company’s allowance for mortgage loan losses at December 31 was as follow:

	Allowance for Loan Loss
	2011	2010

General allowance	$17,767	$23,662
Specific allowance	38,634	30,120
Total	$56,401	$53,782

(1)
Included in the $1,490.2 million and $1,743.1 million of the Company’s mortgage loans in current status at December 31, 2011 and 2010, were $153.1 million and $165.6 million, respectively, of mortgage loans that are impaired, but not past due.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

The Company individually evaluates all its mortgage loans for impairment and records a specific provision for those deemed impaired.  The Company also collectively evaluates most of its mortgage loans (excluding those for which a specific allowance was recorded) for impairment.  At December 31, 2011, the Company individually and collectively evaluated loans with a gross carrying value of $1,513.8 million and $1,396.1 million, respectively.  At December 31, 2010, the Company individually and collectively evaluated loans with a gross carrying value of $1,791.3 million and $1,706.0 million, respectively.

The credit quality indicator for the Company’s mortgage loans is an internal risk rated measure based on the borrowers’ ability to pay and the value of the underlying collateral.  The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected.  The following table shows the gross carrying value of the Company’s mortgage loans disaggregated by credit quality indicator at December 31:

	2011	2010

Insured	$-	$-
High	263,398	394,288
Standard	416,847	544,243
Satisfactory	354,359	333,086
Low quality	479,153	519,693
Total	$1,513,757	$1,791,310

The following tables show the gross carrying value of impaired mortgage loans and related allowances at:

	December 31, 2011
	With no allowance recorded	With an allowance recorded	Total
Gross carrying value	$53,922	$117,701	$171,623
Unpaid principal balance	55,380	122,806	178,186
Related allowance	-	38,634	38,634
Average recorded investment	95,694	95,408	191,102
Interest income recognized	$4,563	$-	$4,563

	December 31, 2010
	With no allowance recorded	With an allowance recorded	Total
Gross carrying value	$119,323	$85,281	$204,604
Unpaid principal balance	120,417	88,625	209,042
Related allowance	-	30,120	30,120
Average recorded investment	113,701	86,575	200,276
Interest income recognized	$5,899	$-	$5,899

Included in the $171.6 million and $204.6 million of impaired mortgage loans at December 31, 2011 and 2010, were $53.9 million and $119.3 million, respectively, of impaired loans that did not have an allowance for loan loss because the fair value of the collateral or the expected future cash flows exceeded the carrying value of the loans.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

The average investment in impaired mortgage loans before an allowance for loan loss and the related interest income and cash receipts for interest on impaired mortgage loans for the years ended December 31 were as follows:

	2011	2010	2009

Average investment	$191,102	$200,276	$121,500
Interest income	$4,563	$5,899	$897
Cash receipts on interest	$4,069	$5,899	$897

The gross carrying value of the Company’s mortgage loans on nonaccrual status was $138.9 million and $114.7 million at December 31, 2011 and 2010, respectively.

The activity in the allowance for loan loss was as follows:

	2011	2010	2009

Balance at January 1	$53,782	$42,782	$3,000
Provision for allowance	34,641	26,742	40,050
Charge-offs	(19,790)	(6,892)	-
Recoveries	(12,232)	(8,850)	(268)
Balance at December 31	$56,401	$53,782	$42,782

Troubled Debt Restructurings

The Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date or both.  The Company evaluates each restructuring of debt and considers it a TDR if, for economic or legal reasons related to the debtor's financial difficulties, it grants a concession to the borrower that it would not otherwise consider.  Specifically, the Company's evaluation of each restructuring includes an assessment of the indicators of impairment to determine if the debtor is exhibiting financial difficulties and an assessment of market lending activity to determine if the debtor can obtain funds from other sources at market interest rates at or near those for nontroubled debts.  Those restructurings where financial difficulties are present and alternative sources of funding are not available or prohibitively expensive to the borrower are considered TDR.

Upon adoption of the amendments in ASU 2011-02, the Company reassessed all restructured loans that occurred on or after January 1, 2011, the beginning of its fiscal year, for identification as TDRs.  Adoption of the ASU 2011-02 had no impact on the number of restructured loans that are considered TDRs.

All TDRs identified by the Company are commercial mortgage loans modified by granting concessions to borrowers where, as a result of the restructuring, the Company does not expect to collect all amounts due, including interest accrued at the original contract rate.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

Troubled Debt Restructuring (continued)

Modifications are factored into the determination of the allowance for credit losses by including adjustments to the outstanding recorded investment.  The financial effect of a TDR is not recognized when the Company expects to collect cash flows at, or above, the original contract rate.  For the year ended December 31, 2011, no financial effect from TDRs was recognized.  The following table provides information about the Company’s loans that were modified and how they were modified as a TDR during the year ended:

	December 31, 2011
	No. (1)	Pre-modification recorded investment	Post- modification recorded investment

Adjusted interest rate	1	$2,834	$2,834
Extended maturity date	1	8,970	8,970
Combined rate and maturity	5	15,368	15,368
Total	7	$27,172	$27,172

(1) Represents the number of contracts that were modified and considered as TDR. The number of contracts is not in thousands.

Defaults are factored into the determination of the allowance for credit losses by indicating that, as a result of the default, the Company does not expect to collect all amounts due per the modified terms.  The following table shows the number and value of TDRs within the previous twelve months for which there was a payment default during the year ended (the number of contracts is not in thousands):

December 31, 2011

Number of contracts	1
Recorded investment amount	$2,053

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2011	2010
Property Type:
Office building	$499,405	$599,930
Retail	684,051	748,345
Industrial/warehouse	207,820	242,413
Apartment	46,226	54,364
Other	300,069	360,923
Allowance for loan losses	(56,401)	(53,782)
Total	$1,681,170	$1,952,193

	2011	2010
Geographic region:
California	$77,879	$85,853
Florida	193,068	200,056
Georgia	62,802	69,173
Massachusetts	103,983	112,128
Missouri	48,325	52,218
New York	201,835	247,154
Ohio	104,074	125,454
Pennsylvania	80,641	98,251
Texas	265,705	303,336
Washington	52,718	65,708
Other (1)	546,541	646,644
Allowance for loan losses	(56,401)	(53,782)
Total	$1,681,170	$1,952,193

(1) Includes the states in which the value of the Company’s mortgage loans and real estate investments was below $50.0 million at December 31, 2011 and 2010, respectively.

At December 31, 2011, scheduled mortgage loan maturities were as follows:

2012	$60,993
2013	106,420
2014	145,960
2015	173,654
2016	223,720
Thereafter	764,376
General allowance	(17,767)
Total	$1,457,356

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

LEVERAGED LEASES AND LIMITED PARTNERSHIPS

The Company was an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  The master lessee had the option to purchase the equipment at the expiration of the lease term.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The Company did not have the ability to direct the activities that most significantly impact the economic performance of the VIE, nor did it have the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE.  Therefore, the Company did not consolidate this trust in its consolidated financial statements.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and was non-recourse to the Company.  The leveraged lease investment was included as a part of other invested assets in the Company’s consolidated balance sheet at December 31, 2009.

On June 1, 2010, the master lessee elected to exercise a fixed price purchase option to purchase the equipment and the Company received $22.6 million in cash for its investment in the VIE and realized a $3.4 million gain in its consolidated statement of operations.

The Company had no leveraged lease investments at December 31, 2011 and 2010.

The Company had outstanding commitments to fund limited partnerships of approximately $11.8 million and $12.6 million at December 31, 2011 and 2010, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Company uses derivative financial instruments for risk management purposes to hedge against specific risks related to interest rates, foreign currency exchange rates, and equity market conditions, as well as to alter exposure arising from mismatches between assets and liabilities.  Derivative instruments are recorded in the consolidated balance sheets at fair value and are presented as assets or liabilities.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of FASB ASC Topic 815 is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of net derivative income or loss.

Credit enhancement, such as collateral, is used to improve the credit risk of longer-term derivative contracts.

It is common, and the Company’s preferred practice, for the parties to execute a Credit Support Annex (“CSA”) in conjunction with the International Swaps and Derivatives Association Master Agreement. Under a CSA, collateral is exchanged between the parties to mitigate the market contingent counterparty risk inherent in outstanding positions.

The primary types of derivatives held by the Company include interest rate and foreign currency swap agreements, swaptions, futures, listed and over-the counter (“OTC”) equity options, foreign currency forwards and embedded derivatives, as described below.

Interest Rate and Foreign Currency Swap Agreements

As a component of its investment strategy, the Company utilizes swap agreements.  Swap agreements are agreements to exchange with a counterparty a series of cash flow payments at pre-determined intervals, based upon or calculated by reference to changes in specified interest rates (fixed or floating) or foreign currency exchange rates.  Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party, except on certain foreign currency exchange swaps.  A single net payment is usually made by one counterparty at pre-determined dates.  The net payment is recorded as a component of net derivative loss in the Company’s consolidated statement of operations.

Interest rate swaps are generally used to manage the sensitivity of the duration gap between assets and liabilities to interest rate changes or to manage the exposure to product guarantees sensitive to movements in equity market and interest rate levels related to life insurance contracts, fixed index annuities and variable annuities.

Foreign currency swaps are utilized as an economic hedge against changes in foreign currencies associated with certain non-U.S. dollar denominated cash flows.

The Company has an agreement with the CARS Trust whereby the Company is the sole beneficiary of the CARS Trust.  Please refer to Note 4 of the Company’s consolidated financial statements for additional information regarding the CARS Trust.

Swaptions

The Company utilizes payer swaptions to hedge exposure to interest rate risk, typically on product guarantees.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions settle or expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement.  At December 31, 2011, the Company did not have any position in swaptions.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Futures

Equity, interest rate and foreign exchange futures contracts, both long and short, are entered into for purposes of hedging liabilities on fixed index and variable annuity products containing guaranteed minimum death benefit and guaranteed minimum living benefit features, with cash flows based on changes in equity indices, interest rates or foreign exchange rates.  On the trade date, an initial cash margin is deposited as required by the relevant stock exchange.  Cash is subsequently exchanged daily to settle the variation margin or daily fluctuations in the underlying index.

Listed and OTC Equity Options

In addition to short futures, the Company also utilizes listed put options on major indices to hedge against stock market exposure inherent in the guaranteed minimum death benefit and living benefit features of the Company's variable annuities.  Listed options are traded on the stock exchange similar to futures.  Unlike futures, however, an up-front premium is paid to or received from the counterparty, instead of depositing an initial cash margin with the Exchange.  The Company also purchases listed and OTC call options on major indices to economically hedge its obligations under certain fixed annuity contracts, as well as enhance income on the underlying assets.  On the trade date, an initial cash margin is exchanged for listed options.  Daily cash is exchanged to settle the daily variation margin.

Foreign Currency Forwards

A foreign currency forward is an agreement between two parties to buy and sell currencies at the current market rate, for settlement at a specified future date.  Foreign currency forwards are utilized as an economic hedge against changes in foreign currencies associated with certain non-U.S. dollar denominated cash flows.

The following is a summary of the Company’s derivative positions (excluding embedded derivatives) at:

	December 31, 2011		December 31, 2010
	Number of Contracts (2)	Principal Notional	Number of Contracts (2)	Principal Notional

Interest rate contracts	78	$5,496,000	71	$5,793,500
Foreign currency contracts	16	69,507	43	393,609
Equity contracts	11,216	1,949,878	13,704	2,373,741
Credit contracts	1	20,928	1	37,400
Futures contracts (1)	(34,187)	4,747,764	(25,699)	2,918,839
Total		$12,284,077		$11,517,089

(1)
Futures contracts include interest rate, equity price and foreign currency exchange risks. The negative amount represents the Company’s net short position including (45,084) contracts and (33,683) contracts in short position and 10,897 contracts and 7,984 contracts in long position at December 31, 2011 and 2010, respectively.

(2)	Not in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

With the exception of embedded derivatives, all derivatives are carried at fair value in derivative instruments – receivable or derivative instruments – payable in the Company’s consolidated balance sheets.  Embedded derivatives related to reinsurance agreements and annuity contracts are carried at fair value in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  The following is a summary of the Company’s derivative asset and liability positions by primary risk exposure.

	At December 31, 2011		At December 31, 2010
	Asset Derivatives Fair Value (a)	Liability Derivatives Fair Value (a)	Asset Derivatives Fair Value (a)	Liability Derivatives Fair Value (a)

Interest rate contracts	$362,753	$257,719	$97,060	$329,214
Foreign currency contracts	577	3,422	32,504	3,878
Equity contracts	46,944	-	59,397	-
Credit contracts	-	17,723	-	27,341
Futures contracts	12,130	8,210	9,103	1,590
Total derivative instruments	422,404	287,074	198,064	362,023
Embedded derivatives (b)	-	1,516,277	2,896	178,069
Total	$422,404	$1,803,351	$200,960	$540,092

(a)	Amounts are presented without consideration of cross-transaction netting and collateral.
(b)	Embedded derivatives expose the Company to a combination of credit, interest rate and equity price risks.

All realized and unrealized derivative gains and losses are recorded in net derivative loss in the Company’s consolidated statements of operations.  The following is a summary of the Company’s realized and unrealized gains (losses) by derivative type for the years ended December 31:

	2011	2010	2009

Interest rate contracts	$270,885	$(122,712)	$143,402
Foreign currency contracts	(50,493)	(16,206)	(12,116)
Equity contracts	(58,110)	(26,734)	(71,865)
Credit contracts	9,619	7,008	(9,855)
Futures contracts	122,649	(217,428)	(328,595)
Embedded derivatives	(1,282,620)	226,782	239,127
Net derivative loss from continuing operations	$(988,070)	$(149,290)	$(39,902)
Net derivative income from discontinued operations	$-	$-	$216,956

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Concentration of Credit Risk

Credit risk relates to the uncertainty of an obligor’s continued ability to make timely payments in accordance with the contractual terms of the instrument or contract.  With derivative instruments, the Company is primarily exposed to credit risk through its counterparty relationships.  The Company primarily manages credit risk through policies which address the quality of counterparties, contractual requirements for transacting with counterparties and collateral support agreements, and limitations on counterparty concentrations.  Exposures by counterparty and counterparty credit ratings are monitored closely.  All of the contracts are held with counterparties rated A- or higher.  As of December 31, 2011, the Company’s liability positions were linked to a total of 5 affiliated and unaffiliated counterparties, of which the largest single unaffiliated counterparty payable, net of collateral, had credit exposure of $17.7 million to the Company.  As of December 31, 2011, the Company’s asset positions were linked to a total of 11 affiliated and unaffiliated counterparties, of which the largest single unaffiliated counterparty receivable, net of collateral, had credit exposure of $3.9 million.

Credit-related Contingent Features

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. These standardized agreements include language related to the failure to pay or deliver on an obligation, bankruptcy and additional termination events, such as a credit rating falling below a stipulated level . These triggers generally result in early terminations after a grace period.

Certain counterparty relationships also may include supplementary agreements with additional triggers related to credit downgrades of the Company or its counterparty.  If the Company’s credit rating were to fall below the stipulated level, this could result in a reduction of minimum thresholds in collateral agreements or full overnight collateralization.  These impacts can frequently be mitigated, however, through re-negotiation of contractual terms.

The aggregate value of all derivative instruments with credit risk-related contingent features that were in a liability position at December 31, 2011 and 2010 was $287.1 million and $362.0 million, respectively.  At December 31, 2011, the Company was fully collateralized, substantially mitigating credit risk.

In the event of an early termination, the Company might be required to accelerate payments to counterparties, up to the current value of its net liability positions, after considering the impacts of netting at default.  If payments cannot be exchanged simultaneously at early termination, funds also will be held in escrow to facilitate settlement.  If an early termination was triggered on December 31, 2011, the Company would be expected to settle a net obligation of $79.1 million.

If counterparties are unable to meet accelerated payment obligations, the Company may also be exposed to uncollectible net asset positions, after considering the impact of netting at default.

At December 31, 2011, the Company pledged $289.6 million in U.S. Treasury securities as collateral to counterparties.  At December 31, 2011, counterparties pledged to the Company $245.1 million in collateral comprised of cash and U.S. Treasury securities.

Embedded Derivatives

The Company performs a quarterly analysis of its new contracts, agreements and financial instruments for embedded derivatives.  No embedded derivatives required bifurcation from financial assets.  However, the Company issues certain annuity contracts and enters into reinsurance agreements that contain derivatives embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or reinsurance agreement) and is carried at fair value.  Please refer to Note 8 of the Company’s consolidated financial statements for further information regarding derivatives embedded in reinsurance contracts; refer to Note 12 for further information regarding derivatives embedded in annuity contracts.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

The Company has categorized its financial instruments that are carried at fair value into a three-level hierarchy based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

On April 1, 2009, the FASB issued additional guidance on estimating fair value when the volume and level of activity for the asset or liability have significantly decreased, as well as guidance on identifying circumstances indicating that a transaction is not orderly.  The Company reviewed its pricing sources and methodologies and has concluded that its various pricing sources and methodologies are in compliance with this guidance.  During the year ended December 31, 2011, there were no changes to these valuation techniques and the related inputs.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial assets and liabilities recorded at fair value in the Company’s consolidated balance sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and listed derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets,
b)	Quoted prices for identical or similar assets or liabilities in non-active markets,
c)	Inputs other than quoted market prices that are observable, and
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain ABS including collateralized debt obligations, RMBS, CMBS, certain corporate debt, certain private equity investments and certain derivatives, including derivatives embedded in reinsurance contracts.

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's assumptions about what a market participant would use in pricing the asset or liability.

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives, including certain derivatives embedded in reinsurance and annuity contracts and certain funding agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy

The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$55	$-	$55
Residential mortgage-backed securities	-	26,543	-	26,543
Commercial mortgage-backed securities	-	6,781	2,131	8,912
Foreign government & agency securities	-	-	-	-
U.S. states and political subdivision securities	-	221	-	221
U.S. treasury and agency securities	382,569	-	-	382,569
Corporate securities	-	977,356	6,869	984,225
Total available-for-sale fixed maturity securities	382,569	1,010,956	9,000	1,402,525

Trading fixed maturity securities:
Asset-backed securities	-	215,343	76,909	292,252
Residential mortgage-backed securities	-	593,066	120,129	713,195
Commercial mortgage-backed securities	-	619,180	63,838	683,018
Foreign government & agency securities	-	96,205	20,393	116,598
U.S. states and political subdivision securities	-	527	-	527
U.S. treasury and agency securities	327,827	7,199	1,928	336,954
Corporate securities	-	8,062,279	75,713	8,137,992
Total trading fixed maturity securities	327,827	9,593,799	358,910	10,280,536

Derivative instruments - receivable:
Interest rate contracts	-	362,753	-	362,753
Foreign currency contracts	-	577	-	577
Equity contracts	24,499	17,252	5,193	46,944
Futures contracts	12,130	-	-	12,130
Total derivative instruments - receivable	36,629	380,582	5,193	422,404

Other invested assets (1)	1,896	21,621	9,252	32,769
Short-term investments	105,895	-	-	105,895
Cash and cash equivalents	872,064	-	-	872,064
Total investments and cash	1,726,880	11,006,958	382,355	13,116,193

Separate account assets:
Mutual fund investments	21,668,110	-	-	21,668,110
Equity investments	-	-	-	-
Fixed income investments	785,438	5,236,487	16,012	6,037,937
Alternative investments	4,122	62,989	360,463	427,574
Other investments	(1,328)	-	-	(1,328)
Total separate account assets (2) (3)	22,456,342	5,299,476	376,475	28,132,293

Total assets measured at fair value on a recurring basis	$24,183,222	$16,306,434	$758,830	$41,248,486

(1)   Excludes $4.3 million of other invested assets that are not subject to FASB ASC Topic 820.
(2)  Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.
(3)  Excludes $648.5 million, primarily related to investment purchases payable, net of investment sales receivable, that are not subject to FASB ASC Topic 820.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$-	$-	$1,071,126	$1,071,126
Guaranteed minimum accumulation benefit liability	-	-	215,598	215,598
Derivatives embedded in reinsurance contracts	-	107,965	5,193	113,158
Derivatives embedded in fixed index annuities	-	-	116,395	116,395
Total other policy liabilities (1)	-	107,965	1,408,312	1,516,277

Derivative instruments – payable:
Interest rate contracts	-	257,719	-	257,719
Foreign currency contracts	-	3,422	-	3,422
Credit contracts	-	-	17,723	17,723
Futures contracts	8,210	-	-	8,210
Total derivative instruments – payable	8,210	261,141	17,723	287,074

Other liabilities:
Bank overdrafts (2)	48,893	-	-	48,893

Total liabilities measured at fair value on a recurring basis	$57,103	$369,106	$1,426,035	$1,852,244

(1) The balances are included within the contractholder deposits funds and other policy liabilities in the Company’s consolidated balance sheets.
(2) Bank overdrafts are included within other liabilities in the Company’s consolidated balance sheet.

Assets Measured at Fair Value on a Nonrecurring Basis

The following table presents the Company’s categories for its assets measured at fair value on a nonrecurring basis at December 31, 2011:

	Level 1	Level 2	Level 3	Total	Total Loss
Asset
Mortgage loans	$-	$-	$79,067	$79,067	$(38,634)

At December 31, 2011, the Company determined that certain mortgage loans were impaired and as a practical expedient, measured the impairment using the fair value of the related collateral.  The fair value of the collateral was based on real estate valuations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$704	$11	$715
Residential mortgage-backed securities	-	34,614	-	34,614
Commercial mortgage-backed securities	-	13,003	2,047	15,050
Foreign government & agency securities	-	563	-	563
U.S. states and political subdivision securities	-	214	-	214
U.S. treasury and agency securities	375,233	-	-	375,233
Corporate securities	-	1,068,399	1,135	1,069,534
Total available-for-sale fixed maturity securities	375,233	1,117,497	3,193	1,495,923

Trading fixed maturity securities:
Asset-backed securities	-	321,129	90,851	411,980
Residential mortgage-backed securities	-	834,074	88,719	922,793
Commercial mortgage-backed securities	-	737,024	82,171	819,195
Foreign government & agency securities	-	116,986	13,790	130,776
U.S. states and political subdivision securities	-	613	-	613
U.S. treasury and agency securities	737,936	8,582	1,101	747,619
Corporate securities	-	8,301,586	132,556	8,434,142
Total trading fixed maturity securities	737,936	10,319,994	409,188	11,467,118

Derivative instruments - receivable:
Interest rate contracts	-	97,060	-	97,060
Foreign currency contracts	-	32,504	-	32,504
Equity contracts	14,873	30,739	13,785	59,397
Futures contracts	9,103	-	-	9,103
Total derivative instruments - receivable	23,976	160,303	13,785	198,064

Other invested assets (1)	2,890	11,120	8,343	22,353
Short-term investments	832,739	-	-	832,739
Cash and cash equivalents	736,323	-	-	736,323
Total investments and cash	2,709,097	11,608,914	434,509	14,752,520

Separate account assets:
Mutual fund investments	21,892,209	30,517	-	21,922,726
Equity investments	188,216	277	-	188,493
Fixed income investments	317,713	5,812,900	56,323	6,186,936
Alternative investments	24,094	78,164	293,254	395,512
Other investments	900	-	-	900
Total separate account assets (2) (3)	22,423,132	5,921,858	349,577	28,694,567

Total assets measured at fair value on a recurring basis	$25,132,229	$17,530,772	$784,086	$43,447,087

(1)	Excludes $5.1 million of other invested assets that are not subject to FASB ASC Topic 820.
(2)	Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.
(3)	Excludes $1,814.1 million, primarily related to investment purchases payable, net of investment sales receivable, that are not subject to FASB ASC Topic 820.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$-	$-	$2,245	$2,245
Guaranteed minimum accumulation benefit liability	-	-	49	49
Derivatives embedded in reinsurance contracts	-	41,272	-	41,272
Derivatives embedded in fixed index annuities	-	-	131,608	131,608
Total other policy liabilities (1)	-	41,272	133,902	175,174

Derivative instruments – payable:
Interest rate contracts	-	329,214	-	329,214
Foreign currency contracts	-	3,878	-	3,878
Credit contracts	-	-	27,341	27,341
Futures contracts	1,590	-	-	1,590
Total derivative instruments – payable	1,590	333,092	27,341	362,023

Other liabilities:
Bank overdrafts (2)	61,227	-	-	61,227

Total liabilities measured at fair value on a recurring basis	$62,817	$374,364	$161,243	$598,424

(1)	The balances are included within the contractholder deposits funds and other policy liabilities in the Company’s consolidated balance sheets.
(2)	Bank overdrafts are included within other liabilities in the Company’s consolidated balance sheet.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments that are measured at fair value on a recurring basis are summarized below:

Fixed maturity securities:  The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model or independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models which take into account credit spreads for publicly-traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

Derivative instruments - receivables and payables:  The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes and market prices.  The Company uses credit valuation adjustments (“CVAs”) to properly reflect the component of fair value of certain derivative instruments that arise from default risk.  CVAs are based on a methodology that primarily uses published credit default swap spreads as a key input in determining an implied level of expected loss over the total life of the derivative contract.  When this information is not available, the Company also may utilize credit spreads implied from published bond yields or published cumulative default experience data adjusted for current trends.  CVAs may be calculated based on the credit risk of counterparties for asset positions or the Company's own credit risk for liability positions.  The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.

Other invested assets:  This financial instrument primarily consists of equity securities.  The fair value of the Company’s equity securities is first based on quoted market prices.  Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Cash, cash equivalents and short-term investments:  The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Separate accounts, assets and liabilities:  The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

Other policy liabilities:  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  GMAB and GMWB are considered to be derivatives under FASB ASC Topic 815 and are included in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  Consistent with the provisions of FASB ASC Topic 820, the Company incorporates risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Other liabilities:  This financial instrument consists of bank overdraft balances which are due to issued checks and transmitted wires that were not cashed and processed in the Company’s bank accounts at the end of the reporting period.  Similar to cash, the carrying value for other liabilities approximates fair value due to the liquidity of the balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2011:

		Total realized and unrealized gains (losses)
Assets	Beginning balance	Included in earnings	Included in OCI	Purchases	Sales	Issuances	Settlements	Transfers into level 3	Transfers out of level 3	Ending balance	Change in unrealized gains (losses) (2)
Available-for-sale fixed maturity securities:
Asset-backed securities	$ 11	$ (16)	$ 5	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Commercial mortgage-backed securities	2,047	(362)	446	-	-	-	-	-	-	2,131	-
Foreign government & agency securities	-	-	-	-	-	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-	-	-	-	-
Corporate securities	1,135	1,636	(1,653)	-	-	-	-	6,360	(609)	6,869	-
Total available-for-sale fixed maturity securities	3,193	1,258	(1,202)	-	-	-	-	6,360	(609)	9,000	-

Trading fixed maturity securities:
Asset-backed securities	90,851	(4,497)	-	-	-	-	(5,534)	14,639	(18,550)	76,909	(2,925)
Residential mortgage-backed securities	88,719	3,586	-	-	-	-	(44,230)	99,785	(27,731)	120,129	16,101
Commercial mortgage-backed securities	82,171	(1,391)	-	-	-	-	(21,896)	4,954	-	63,838	168
Foreign government & agency securities	13,790	6,603	-	-	-	-	-	-	-	20,393	8,292
U.S. states and political subdivision securities	-	-	-	-	-	-	-	-	-	-	-
U.S. treasury and agency securities	1,101	47	-	-	-	-	(431)	2,312	(1,101)	1,928	42
Corporate securities	132,556	3,602	-	-	(7,984)	-	(9,419)	32,343	(75,385)	75,713	588
Total trading fixed maturity securities	409,188	7,950	-	-	(7,984)	-	(81,510)	154,033	(122,767)	358,910	22,266

Derivative instruments – receivable:
Interest rate contracts	-	-	-	-	-	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-	-	-	-	-	-
Equity contracts	13,785	(4,102)	-	9,295	-	-	(13,785)	-	-	5,193	(4,102)
Futures contracts	-	-	-	-	-	-	-	-	-	-	-
Total derivative instruments– receivable	13,785	(4,102)	-	9,295	-	-	(13,785)	-	-	5,193	(4,102)

Other invested assets	8,343	(4)	-	8,859	(296)	-	-	-	(7,650)	9,252	196
Short-term investments	-	-	-	-	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-	-	-	-	-
Total investments and cash	434,509	5,102	(1,202)	18,154	(8,280)	-	(95,295)	160,393	(131,026)	382,355	18,360

Separate account assets:
Mutual fund investments	-	-	-	-	-	-	-	-	-	-	-
Equity investments	-	-	-	-	(49)	-	-	49	-	-	-
Fixed income investments	56,323	(432)	-	523,188	(530,132)	-	(7,327)	8,096	(33,704)	16,012	(515)
Alternative investments	293,254	411	-	207,717	(124,666)	-	(19,453)	3,200	-	360,463	(5,874)
Other investments	-	-	-	-	-	-	-	-	-	-	-
Total separate account assets (1)	349,577	(21)	-	730,905	(654,847)	-	(26,780)	11,345	(33,704)	376,475	(6,389)

Total assets measured at fair value on
a recurring basis	$ 784,086	$ 5,081	$ (1,202)	$ 749,059	$ (663,127)	$ -	$ (122,075)	$ 171,738	$ (164,730)	$ 758,830	$ 11,971

(1) The realized/unrealized gains and losses included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2) Included in earnings relating to instruments still held at the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2011:

		Total realized and unrealized (gains) losses
Liabilities	Beginning balance	Included in earnings	Included in OCI	Purchases	Sales	Issuances	Settlements	Transfers into level 3	Transfers out of level 3	Ending balance	Change in unrealized (gains) losses (2)

Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$ 2,245	$ 1,068,881	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$1,071,126	$ 930,740
Guaranteed minimum accumulation benefit liability	49	215,549	-	-	-	-	-	-	-	215,598	182,268
Derivatives embedded in reinsurance contracts	-	(5,923)	-	29,753	-	-	(18,637)	-	-	5,193	(5,923)
Derivatives embedded in fixed index annuities	131,608	(15,213)	-	-	-	-	-	-	-	116,395	69,921
Total other policy liabilities (1)	133,902	1,263,294	-	29,753	-	-	(18,637)	-	-	1,408,312	1,177,006

Derivative instruments – payable:
Interest rate contracts	-	-	-	-	-	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-	-	-	-	-	-
Credit contracts	27,341	(9,618)	-	-	-	-	-	-	-	17,723	(9,619)
Futures contracts	-	-	-	-	-	-	-	-	-	-	-
Total derivative instruments – payable	27,341	(9,618)	-	-	-	-	-	-	-	17,723	(9,619)

Other liabilities:
Bank overdrafts	-	-	-	-	-	-	-	-	-	-	-

Total liabilities measured at fair value on a recurring basis	$ 161,243	$ 1,253,676	$ -	$ 29,753	$ -	$ -	$ (18,637)	$ -	$ -	$1,426,035	$ 1,167,387

(1) The balances are included within the contractholder deposits funds and other policy liabilities in the Company’s consolidated balance sheets.
(2) Included in earnings relating to instruments still held at the reporting date.

Gains and losses related to Level 3 assets and liabilities, included in the Company’s consolidated statements of operations for the year ended December 31, 2011, are reported as follows:

	Total gains (losses) included in earnings	Change in unrealized gains (losses) related to assets and liabilities still held at the reporting date
Net investment income	$7,946	$22,462
Net derivative loss	(1,257,778)	(1,171,489)
Net realized investment gains, excluding impairment losses on available-for-sale securities	1,258	-
Net losses	$(1,248,574)	$(1,149,027)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2010:

		Total realized and unrealized gains (losses)
Assets	Beginning balance	Included in earnings	Included in other comprehensive income	Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
Available-for-sale fixed maturity securities:
Asset-backed securities	$ 37	$ (40)	$ 14	$ -	$ -	$ 11	$ -
Residential mortgage-backed securities	-	-	-	-	-	-	-
Commercial mortgage-backed
securities	1,930	(472)	589	-	-	2,047	-
Foreign government & agency
securities	-	-	-	-	-	-	-
U.S. states and political subdivision	-	-	-	-	-	-	-
securities	-	-	-	-	-	-	-
U.S. treasury and agency securities				-
Corporate securities	7,936	(23)	53	(6,831)	-	1,135	-
Total available-for-sale fixed maturity securities	9,903	(535)	656	(6,831)	-	3,193	-

Trading fixed maturity securities:
Asset-backed securities	111,650	26,351	-	(38,060)	(9,090)	90,851	28,061
Residential mortgage-backed securities	154,551	11,159	-	(34,087)	(42,904)	88,719	24,255
Commercial mortgage-backed
securities	14,084	1,833	-	66,950	(696)	82,171	3,334
Foreign government & agency
securities	15,323	(1,533)	-	-	-	13,790	65
U.S. states and political subdivision
securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	(13)	-	(232)	1,346	1,101	21
Corporate securities	107,886	4,805	-	(11,997)	31,862	132,556	5,111
Total trading fixed maturity securities	403,494	42,602	-	(17,426)	(19,482)	409,188	60,847

Derivative instruments – receivable:
Interest rate contracts	-	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-	-
Equity contracts	8,821	-	-	4,964	-	13,785	-
Futures contracts	-	-	-	-	-	-	-
Total derivative instruments– receivable	8,821	-	-	4,964	-	13,785	-

Other invested assets	-	(50)	900	7,493	-	8,343	(50)
Short-term investments	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	422,218	42,017	1,556	(11,800)	(19,482)	434,509	60,797

Separate account assets:
Mutual fund investments	-	-	-	-	-	-	-
Equity investments	7	-	-	(7)	-	-	-
Fixed income investments	276,530	(11,998)	-	(91,989)	(116,220)	56,323	(4,607)
Alternative investments	267,196	12,671	-	30,021	(16,634)	293,254	12,341
Other investments	4,108	-	-	-	(4,108)	-	-
Total separate account assets (1)	547,841	673	-	(61,975)	(136,962)	349,577	7,734

Total assets measured at fair value on
a recurring basis	$ 970,059	$ 42,690	$ 1,556	$ (73,775)	$ (156,444)	$ 784,086	$ 68,531

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of Level 3 during the year ended December 31, 2010 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2010:

		Total realized and unrealized (gains) losses
Liabilities	Beginning balance	Included in earnings	Included in other comprehensive income	Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date

Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$ 168,786	$ (319,563)	$ -	$ 153,022	$ -	$ 2,245	$ (314,652)
Guaranteed minimum accumulation benefit liability	81,669	(104,831)	-	23,211	-	49	(103,091)
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Derivatives embedded in fixed index annuities	140,966	(13,153)	-	3,795	-	131,608	20,397
Total other policy liabilities (1)	391,421	(437,547)	-	180,028	-	133,902	(397,346)

Derivative instruments – payable:
Interest rate contracts	-	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-	-
Credit contracts	34,349	(7,008)	-	-	-	27,341	(7,008)
Futures contracts	-	-	-	-	-	-	-
Total derivative instruments – payable	34,349	(7,008)	-	-	-	27,341	(7,008)

Other liabilities:
Bank overdrafts	-	-	-	-	-	-	-

Total liabilities measured at fair value on a recurring basis	$ 425,770	$ (444,555)	$ -	$ 180,028	$ -	$ 161,243	$ (404,354)

(1) The balances are included within the contractholder deposit funds and other policy liabilities in the Company consolidated balance sheets.

Gains and losses related to Level 3 assets and liabilities, included in the Company’s consolidated statements of operations for the year ended December 31, 2010, are reported as follows:

	Total gains (losses) included in earnings	Change in unrealized gains related to assets and liabilities still held at the reporting date
Net investment income	$42,552	$60,797
Net derivative gains	444,555	404,354
Net realized investment losses, excluding impairment
losses on available-for-sale securities	(535)	-
Net gains	$486,572	$465,151

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

The Company determines transfers between levels based on the fair value of each security as of the beginning of the reporting period.

During the year ended December 31, 2011, the Company transferred the following assets into (out of) Levels 1, 2 and 3:

	Level 1 Transfers		Level 2 Transfers		Level 3 Transfers
	Into	(Out of)	Into	(Out of)	Into	(Out of)
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$-	$-	$-	$-	$-
Residential mortgage-backed securities	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-
Corporate securities	-	-	609	(6,360)	6,360	(609)
Total available-for-sale fixed maturity securities	-	-	609	(6,360)	6,360	(609)

Trading fixed maturity securities:
Asset-backed securities	-	-	18,550	(14,639)	14,639	(18,550)
Residential mortgage-backed securities	-	-	27,731	(99,785)	99,785	(27,731)
Commercial mortgage-backed securities	-	-	-	(4,954)	4,954	-
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	(2,312)	1,101	-	2,312	(1,101)
Corporate securities	-	-	75,385	(32,343)	32,343	(75,385)
Total trading fixed maturity securities	-	(2,312)	122,767	(151,721)	154,033	(122,767)

Derivative instruments- receivable:
Interest rate contracts	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-
Equity contracts	-	-	-	-	-	-
Credit contracts	-	-	-	-	-	-
Futures	-	-	-	-	-	-
Total derivative instruments-receivable	-	-	-	-	-	-

Other invested assets	-	-	7,650	-	-	(7,650)
Short-term investments	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-
Total investments and cash	-	(2,312)	131,026	(158,081)	160,393	(131,026)

Separate account assets:
Mutual fund investments	-	-	-	-	-	-
Equity investments	-	-	-	(49)	49	-
Fixed income investments	-	-	33,704	(8,096)	8,096	(33,704)
Alternative investments	-	-	-	(3,200)	3,200	-
Other investments	-	-	-	-	-	-
Total separate account assets	-	-	33,704	(11,345)	11,345	(33,704)

Total assets measured at fair value on a
recurring basis	$-	$(2,312)	$164,730	$(169,426)	$171,738	$(164,730)
The Company did not change the categorization of its financial instruments during the year ended December 31, 2011.  The transfers into (out of) Level 2 and Level 3 were primarily due to changes in the level of observability of inputs used to price these securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

The Company determines transfers between levels based on the fair value of each security as of the beginning of the reporting period.

During the year ended December 31, 2010, the Company transferred the following assets into (out of) Levels 1, 2 and 3:

	Level 1 Transfers		Level 2 Transfers		Level 3 Transfers
	Into	(Out of)	Into	(Out of)	Into	(Out of)
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$-	$-	$-	$-	$-
Residential mortgage-backed securities	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-
Corporate securities	-	-	-	-	-	-
Total available-for-sale fixed maturity securities	-	-	-	-	-	-

Trading fixed maturity securities:
Asset-backed securities	-	-	44,458	(35,368)	35,368	(44,458)
Residential mortgage-backed securities	-	-	79,192	(36,288)	36,288	(79,192)
Commercial mortgage-backed securities	-	-	696	-	-	(696)
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	(1,346)	-	-	1,346	-
Corporate securities	-	-	32,579	(64,441)	64,441	(32,579)
Total trading fixed maturity securities	-	(1,346)	156,925	(136,097)	137,443	(156,925)

Derivative instruments- receivable:
Interest rate contracts	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-
Equity contracts	-	-	-	-	-	-
Credit contracts	-	-	-	-	-	-
Futures contracts	-	-	-	-	-	-
Total derivative instruments-receivable	-	-	-	-	-	-

Separate account assets:
Mutual fund investments	-	-	-	-	-	-
Equity investments	-	-	-	-	-	-
Fixed income investments	-	-	116,220	-	-	(116,220)
Alternative investments	14,221	-	2,968	(555)	555	(17,189)
Other investments	4,108	-	-	-	-	(4,108)
Total separate account assets	18,329	-	119,188	(555)	555	(137,517)

Total assets measured at fair value on a
recurring basis	$18,329	$(1,346)	$276,113	$(136,652)	$137,998	$(294,442)

The Company did not change the categorization of its financial instruments during the year ended December 31, 2010.  The transfers into (out of) Level 2 and Level 3 were primarily due to changes in the level of observability of inputs used to price these securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial Instruments Not Considered at Fair Value

FASB ASC Topic 825 requires disclosure of the fair value of certain financial instruments including those that are not carried at fair value. FASB ASC Topic 825 also excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying value and estimated fair value of the Company’s financial instruments that are not carried at fair value at:

	December 31, 2011		December 31, 2010
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

Financial assets:
Mortgage loans	$1,457,356	$1,588,473	$1,737,528	$1,811,567
Policy loans	$603,371	$651,876	$717,408	$859,668

Financial liabilities:
Contractholder deposit funds and other policy liabilities	$9,503,446	$9,183,946	$11,944,058	$11,490,525
Debt payable to affiliates	$683,000	$683,503	$783,000	$783,000

The following methods and assumptions were used by the Company in determining the estimated fair value of the above financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Mortgage loans:  The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans:  The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Contractholder deposit funds and other policy liabilities:  The fair values of the Company’s general account insurance reserves and contractholder deposits under investment-type contracts (e.g., insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

Debt payable to affiliates:  The fair value of notes payable and other borrowings is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements.  Due to certain provisions included in such agreements, whereby the issuer of most of the notes has the ability to call the notes at par with appropriate approvals, the fair value is equal to par value.  The note, whose issuer does not have the ability to call at par, is reported at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

6. NET REALIZED INVESTMENT GAINS (LOSSES)

The Company’s net realized investment gains (losses) on available-for-sale fixed maturity securities and other investments, excluding OTTI losses, consisted of the following for the years ended December 31:

	2011	2010	2009

Fixed maturity securities	$62,361	$34,409	$2,912
Mortgage loans	(25,573)	(10,327)	(43,148)
Real estate	(24)	2	-
Other invested assets	(136)	(170)	1,289
Sales of previously impaired assets	2,950	3,037	2,272

Net realized investment gains (losses) from continuing operations	$39,578	$26,951	$(36,675)
Net realized investment gains from discontinued operations	$-	$-	$-

7. NET INVESTMENT INCOME

The Company’s net investment income consisted of the following for the years ended December 31:

	2011	2010	2009
Trading fixed maturity securities:
Interest and other income	$613,479	$713,960	$822,599
Change in fair value and net realized gains	91,919	606,946	1,736,975
Mortgage loans	91,920	108,555	121,531
Real estate	8,455	8,645	7,735
Policy loans	(88,548)	45,054	44,862
Income ceded under funds withheld reinsurance	25,213	(75,643)	(139,168)
Other	5,916	4,150	3,948
Gross investment income	748,354	1,411,667	2,598,482
Less: Investment expenses	20,726	21,457	16,175
Net investment income from continuing operations	$727,628	$1,390,210	$2,582,307
Net investment loss from discontinued operations	$-	$-	$(24,956)

Ceded investment income on funds-withheld reinsurance portfolios is included as a component of net investment income and is accounted for consistent with the policies discussed in Note 1 of the Company’s consolidated financial statements.  Net investment income ceded and interest earned on policy loans during the year ended December 31, 2011 were decreased by a $113.3 million prior-year adjustment related to the interest rate on policy loans.  Refer to the Wealth Management section in Note 8 to the Company’s consolidated financial statements for further discussion of this adjustment.  The ceded investment income relates to the funds-withheld reinsurance agreements between the Company and certain affiliates, which is further discussed in Note 8 to the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to its policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The effects of the Company’s reinsurance agreements in the consolidated statements of operations were as follows:

	For the Years Ended December 31,
	2011	2010	2009

Revenues:
Premiums and annuity considerations:
Direct	$109,569	$94,869	$86,671
Assumed	36,169	47,616	52,856
Ceded	(8,318)	(6,310)	(5,281)
Net premiums and annuity considerations from continuing operations	$137,420	$136,175	$134,246
Net premiums and annuity considerations related to discontinued operations	$-	$-	$-

Net investment income:
Direct	$702,415	$1,465,853	$2,721,475
Assumed	-	-	-
Ceded (1)	25,213	(75,643)	(139,168)
Net investment income from continuing operations	$727,628	$1,390,210	$2,582,307
Net investment loss related to discontinued operations	$-	$-	$(24,956)

Fee and other income:
Direct	$743,866	$676,670	$581,868
Assumed	10	-	-
Ceded	(135,465)	(165,643)	(196,032)
Net fee and other income from continuing operations	$608,411	$511,027	$385,836
Net fee and other income related to discontinued operations	$-	$-	$(49,947)

(1)  Investment income earned (direct) and ceded during the year ended December 31, 2011 includes a decrease of $113.3 million due to an interest rate adjustment.  This adjustment did not have any impact on net investment income.  Refer to the Wealth Management section of this Note 8 for further details.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

8. REINSURANCE (CONTINUED)

	For the Years Ended December 31,
	2011	2010	2009

Benefits and expenses:
Interest credited:
Direct	$386,809	$491,090	$472,275
Assumed	6,260	6,879	7,801
Ceded (2)	31,139	(96,121)	(94,308)
Net interest credited from continuing operations	$424,208	$401,848	$385,768
Net interest credited related to discontinued operations	$-	$-	$34,216

Policyowner benefits:
Direct	$236,232	$409,907	$265,021
Assumed	22,915	26,189	38,313
Ceded	(124,735)	(196,302)	(192,895)
Net policyowner benefits from continuing operations	$134,412	$239,794	$110,439
Net policyowner benefits related to discontinued operations	$-	$-	$13,267

Other operating expenses:
Direct	$355,928	$333,850	$282,502
Assumed	3,314	5,079	6,129
Ceded	(8,917)	(20,759)	(40,475)
Net other operating expenses from continuing operations	$350,325	$318,170	$248,156
Net other operating expenses related to discontinued operations	$-	$-	$10,436

(2) Interest credited ceded during the year ended December 31, 2011 includes a $113.3 million interest rate adjustment decreasing ceded interest credited.  Refer to the Wealth Management section of this Note 8 for further details.

A brief discussion of the Company’s significant reinsurance agreements by business segment follows.  Refer to Note 16 for additional information regarding the Company’s business segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

8. REINSURANCE (CONTINUED)

Wealth Management Segment

The Wealth Management segment manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of the SPWL product in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.3 billion and $1.5 billion at December 31, 2011 and 2010, respectively.  This entire block of business is reinsured on a funds-withheld coinsurance basis with SLOC, an affiliate.  Pursuant to this agreement, the Company held the following assets and liabilities at December 31:

	2011	2010
Assets
Reinsurance receivables	$1,312,989	$1,466,247

Liabilities
Contractholder deposit funds and other policy liabilities	1,342,628	1,478,459
Future contract and policy benefits	2,160	1,823
Reinsurance payable	$1,410,748	$1,555,336

The funds-withheld assets of $1.4 billion and $1.6 billion at December 31, 2011 and  2010, respectively, are comprised of fixed maturity securities, mortgage loans, policy loans, derivative instruments, and cash and cash equivalents that are managed by the Company.  The fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $31.8 million and $14.0 million at December 31, 2011 and 2010, respectively.  The change in the fair value of this embedded derivative decreased derivative income by $17.8 million, $24.6 million, and $120.0 million for the years ended December 31, 2011, 2010 and 2009, respectively.

By reinsuring the SPWL product, the Company increased (decreased) net investment income by $48.5 million, $(49.9) million and $(126.6) million for the years ended December 31, 2011, 2010 and 2009, respectively.  The Company also increased (decreased) interest credited by $55.4 million, $(71.5) million and $(73.9) million for the years ended December 31, 2011, 2010 and 2009, respectively.

The net investment income ceded for the year ended December 31, 2011 was decreased by $113.3 million due to an interest rate adjustment processed during the year.  The interest credited ceded for year ended December 31, 2011 was decreased by $113.3 million due to policy reinstatements and interest rate adjustments processed during the year.  The adjustment was recorded to correct the Company’s prior year policy loan balances that were overstated by $113.3 million due to inaccurate interest rates applied to certain SPWL policies’ loan balances.  The adjustment did not have any impact on the interest credited and net investment income, net of reinsurances, reported in the Company’s consolidated statement of operations due to the 100% funds-withheld reinsurance agreement with SLOC noted above.  The adjustment also resulted in a $113.3 million decrease in policy loans, contractholder deposit funds and other policy liabilities, reinsurance receivable, and reinsurance payable in the Company’s consolidated balance sheet at December 31, 2011.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

8. REINSURANCE (CONTINUED)

Individual Protection Segment

The following are the Company’s significant reinsurance agreements that impact the Individual Protection segment.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with BarbCo 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld and a modified coinsurance basis.

Effective January 1, 2010, the Company and BarbCo 3 amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance cases sold between December 31, 2009 and March 31, 2010, inclusive.  Reinsurance coverage continued for all cases sold prior to April 1, 2010.  However, cases sold on or after April 1, 2010 have not been reinsured.  This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010.  The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s consolidated financial statements.

At the inception of the transaction, BarbCo 3 paid an initial ceding commission to the Company of $41.5 million and the Company recorded a reinsurance payable and related reinsurance receivable of $370.7 million and $329.2 million, respectively.  The reinsurance payable included a funds-withheld liability of $247.9 million and a deferred gain of $122.8 million.  Pursuant to this agreement, the Company held the following assets and liabilities at:

	December 31,	December 31,
	2011	2010
Assets
Reinsurance receivable	$451,397	$419,684

Liabilities
Contractholder deposit funds and other policy liabilities	507,606	465,035
Reinsurance payable	$429,914	$432,160

Reinsurance payable includes a funds-withheld liability of $324.3 million and $326.9 million at December 31, 2011 and 2010, respectively, and a deferred gain of $105.6 million and $105.3 million at December 31, 2011 and 2010, respectively.  The funds-withheld assets are managed by the Company and comprised of fixed maturity securities, policy loans, equity securities, cash and cash equivalents and related accrued income, totaling $332.5 million and $357.2 million at December 31, 2011 and 2010, respectively.  The funds-withheld coinsurance agreement gives rise to an embedded derivative which is required to be separated from the host reinsurance contract.  At December 31, 2011 and 2010, the fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $34.1 million and $24.1 million, respectively.

The change in fair value of the embedded derivative (decreased) increased derivative income by $(10.0) million and $2.2 million for the years ended December 31, 2011 and 2010, respectively.  In addition, during the years ended December 31, 2011 and 2010, the reinsurance agreement reduced revenues by $53.2 million and $24.3 million, respectively, and decreased expenses by $31.3 million and $56.2 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

8. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

The Company’s subsidiary, SLNY, has a funds-withheld reinsurance agreement with SLOC under which SLOC funds a portion of the statutory reserves (“AXXX reserves”) required by New York Regulation 147, which is substantially similar to Actuarial Guideline 38, as adopted by the NAIC, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds-withheld 90% coinsurance basis certain in-force policies at December 31, 2007.  Pursuant to this agreement, SLNY held the following assets and liabilities at December 31:

	2011	2010
Assets
Reinsurance receivable	$159,649	$133,088

Liabilities
Contractholder deposit funds and other policy liabilities	142,146	104,795
Future contract and policy benefits	33,138	21,662
Reinsurance payable	$238,180	$225,387

Reinsurance payable includes a funds-withheld liability of $194.3 million and $172.8 million at December 31, 2011 and 2010, respectively, and a deferred gain of $43.7 million and $52.6 million at December 31, 2011 and 2010, respectively.  The funds-withheld assets are managed by the Company and are comprised of trading fixed maturity securities, policy loans, equity securities, mortgage loans and related accrued income, totaling $191.2 million and $176.7 million at December 31, 2011 and 2010, respectively.  The coinsurance agreement with funds-withheld gives rise to an embedded derivative which is required to be separated from the host reinsurance contract.  The fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $31.2 million and $3.2 million at December 31, 2011 and 2010, respectively.

The change in the fair value of this embedded derivative decreased derivative income by $28.1 million, $3.9 million and $11.3 million for the years ended December 31, 2011, 2010 and 2009, respectively.  In addition, the activities related to the reinsurance agreement have decreased revenues by $48.8 million, $31.0 million and $29.0 million, and decreased expenses by $26.8 million, $28.0 million and $20.9 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company has other reinsurance agreements with SLOC and several unrelated companies, which provide reinsurance for portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance (“BOLI”) and corporate owned life insurance (“COLI”) policies.  These amounts are reinsured on a monthly renewable term, a yearly renewable term or a modified coinsurance basis.  These other agreements decreased revenues by approximately $91.7 million, $134.7 million and $173.9 million and reduced expenses by approximately $79.9 million, $140.1 million and $168.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Group Protection Segment

SLNY has several agreements with unrelated companies whereby the unrelated companies reinsure the mortality and morbidity risks of certain of SLNY’s group contracts.

SLNY also has a reinsurance agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.  At December 31, 2011 and 2010, SLNY held policyholder liabilities of $25.7 million and $28.6 million, respectively, related to this agreement.  In addition, the reinsurance agreement increased revenues by $36.2 million, $47.6 million and $52.9 million for the years ended December 31, 2011, 2010 and 2009, respectively, and increased expenses by $26.2 million, $31.2 million and $44.3 million for the years ended December 31, 2011, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

9.  RETIREMENT PLANS

Effective December 31, 2009, the Company transferred all of its employees to an affiliate, Sun Life Services, with the exception of 28 employees who were transferred to SLFD, another affiliate.  As a result of this transaction, the Company transferred pension and other employee benefit liabilities, accumulated other comprehensive income related to pension and other postretirement plans, and cash to Sun Life Services.  Concurrent with this transaction, Sun Life Services became the sponsor of the retirement plans described below.  The employee transfer did not materially change the provisions of the related retirement plans.  The annual cost of these benefits to the Company is allocated and charged to the Company in a manner consistent with the allocation of employee compensation expenses.

Prior to the December 31, 2009 employee transfer, the Company sponsored two non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans were the staff qualified pension plan (“staff pension plan”) and the staff nonqualified pension plan (“UBF plan”) (collectively, the “Pension Plans”).  Expenses were allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the staff pension plan was to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Prior to the December 31, 2009 employee transfer, the Company sponsored a postretirement benefit plan for its employees and certain affiliated employees providing certain health, dental and life insurance benefits for retired employees and dependents (the “Other Post-Retirement Benefit Plan”).  Expenses were allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

9. RETIREMENT PLANS (CONTINUED)

The following tables set forth the change in the Pension Plans’ and the Other Post-Retirement Benefit Plan’s projected benefit obligations and assets, as well as information on the plans’ funded status at December 31, 2009:

	Pension Plans	Other Post Retirement Benefit Plan
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$270,902	$49,112
Effect of eliminating early measurement date	-	-
Service cost	2,597	1,754
Interest cost	17,434	3,218
Actuarial loss	17,861	2,344
Benefits paid	(11,066)	(2,095)
Plan amendments	-	(803)
Federal subsidy	-	121
Transfer to Sun Life Services	(297,728)	(53,651)
Projected benefit obligation at end of year	$-	$-

	Pension Plans	Other Post Retirement Benefit Plan
Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$195,511	$-
Effect of eliminating early measurement date	-	-
Employer contributions	6,500	2,095
Other	1,547	-
Actual return on plan assets	49,375	-
Benefits paid	(11,066)	(2,095)
Transfer to Sun Life Services	(241,867)	-
Fair value of plan assets at end of year	$-	$-

	Pension Plans	Other Post Retirement Benefit Plan
Information on the funded status of the plan:
Funded status	$-	$-
Accrued benefit cost	$-	$-

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the Pension Plans and the Other Post-Retirement Benefit Plan for the year ended December 31:

	Pension Plans	Other Post Retirement Benefit Plan
	2009	2009
Components of net periodic cost (benefit):
Service cost	$2,597	$1,754
Interest cost	17,434	3,218
Expected return on plan assets	(15,111)	-
Amortization of transition obligation asset	(2,093)	-
Amortization of prior service cost (benefit)	337	(529)
Recognized net actuarial loss	2,782	382
Net periodic cost	$5,946	$4,825

Company's share of net periodic cost	$5,946	$3,926

For the year ended December 31, 2011, Sun Life Services allocated costs to the Company of $1.2 million and $4.4 million for the Pension Plans and Other Post-Retirement Benefit Plan, respectively.  For the year ended December 31, 2010, Sun Life Services allocated costs to the Company of $3.1 million and $4.4 million for the Pension Plans and Other Post-Retirement Benefit Plan, respectively.

The following table shows changes in the Company’s AOCI related to the Pension Plans and the Other Post-Retirement Benefit Plan for the following years:

	Pension Plans	Other Post Retirement Benefit Plan
	2009	2009
Net actuarial (gain) loss arising during the year	$(16,402)	$2,344
Net actuarial (loss) gain recognized during the year	(2,782)	(382)
Prior service cost arising during the year	-	(803)
Prior service cost recognized during the year	(337)	529
Transition asset recognized during the year	2,093	-
Transition asset arising during the year	-	-
Total recognized in AOCI	(17,428)	1,688
Tax effect	6,100	(591)
Total recognized in AOCI, net of tax	$(11,328)	$1,097

Total recognized in net periodic (benefit) cost and other comprehensive (loss) income, net of tax	$(7,463)	$3,648

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

9. RETIREMENT PLANS (CONTINUED)

Effective December 31, 2009, the Company transferred to Sun Life Services the following AOCI related to the Pension Plans and the Other Post-Retirement Benefit Plan:

	Pension Plans	Other Post Retirement Benefit Plan	Total
Transfer of actuarial loss to affiliate	$(67,343)	$(7,525)	$(74,868)
Transfer of prior service (cost)/credit to affiliate	(3,772)	4,164	392
Transfer of transition asset to affiliate	1,495	-	1,495
Total AOCI transferred to affiliate	(69,620)	(3,361)	(72,981)
Tax effect	24,367	1,176	25,543
Total AOCI, net of tax, transferred to affiliate	$(45,253)	$(2,185)	$(47,438)

Assumptions

Weighted average assumptions used to determine benefit obligations for the Pension Plans and the Other Post-Retirement Benefit Plan were as follows:

	Pension Plans	Other Post Retirement Benefit Plan
	2009	2009
Discount rate	6.10%	6.10%
Rate of compensation increase	3.75%	n/a

Weighted average assumptions used to determine net (benefit) cost for the Pension Plans and the Other Post-Retirement Benefit Plan were as follows:

	Pension Plans	Other Post Retirement Benefit Plan
	2009	2009
Discount rate	6.50%	6.50%
Expected long term return on plan assets	7.75%	n/a
Rate of compensation increase	3.75%	n/a

The expected long-term rate of return on plan assets is calculated by taking the weighted average return expectations based on the long-term return expectations and investment strategy, adjusted for the impact of rebalancing.  The difference between actual and expected returns is recognized as a component of unrecognized gains/losses, which is recognized over the average remaining lifetime of inactive participants or the average remaining service lifetime of active participants in the plan, as provided by accounting standards.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

9. RETIREMENT PLANS (CONTINUED)

Cash Flow

The Company contributed $6.5 million and $1.5 million to the staff pension plan and the UBF plan in 2009, respectively.

Savings and Investment Plan

Effective December 31, 2009, Sun Life Services sponsors a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) and in which substantially all employees of at least age 21 at date of hire are eligible to participate.  Prior to December 31, 2009, the Company sponsored the 401(k) Plan.  Employee contributions, up to specified amounts, are matched by Sun Life Services under the 401(k) Plan.

The 401(k) Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (the “RIA”).  Sun Life Services contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

For RIA participants who were at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equaled or exceeded 45, the Company contributed to the RIA from January 1, 2006 through December 31, 2009, and Sun Life Services contributes to the RIA from January 1, 2010 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

The amount of the 2009 employer contributions under the 401(k) Plan for the Company and its affiliates was $25.2 million.  Amounts are allocated to affiliates based upon their respective employees’ contributions.  The Company’s portion of the expense was $14.2 million for the year ended December 31, 2009.  For the years ended December 31, 2011 and 2010, Sun Life Services allocated $16.3 million and $17.4 million to the Company, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

10. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in the manner prescribed by FASB ASC Topic 740.  A summary of the components of income tax (benefit) expense in the consolidated statements of operations for the years ended December 31 is as follows:

	2011	2010	2009
Income tax (benefit) expense:
Current	$(30,769)	$(78,166)	$40,092
Deferred	(49,932)	149,377	295,557

Total income tax (benefit) expense related to
continuing operations	$(80,701)	$71,211	$335,649
Total income tax expense related to
discontinued operations	$-	$-	$40,690

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%.  The following is a summary of the differences between the expected income tax (benefit) expense at the prescribed U.S. federal statutory income tax rate and the total amount of income tax (benefit) expense that the Company has recorded.

	2011	2010	2009

Expected federal income tax expense	$(64,336)	$71,920	$424,261
Low income housing tax credits	(1,885)	(2,028)	(3,880)
Separate account dividends received deduction	(14,702)	(14,702)	(16,232)
Prior year adjustments/settlements	(968)	5,243	1,320
Valuation allowance-capital losses	-	-	(69,670)
Goodwill impairment	2,450	11,559	-
Adjustments to tax contingency reserves	-	305	1,605
Other items	(1,265)	(1,358)	(1,949)

Federal income tax (benefit) expense	(80,706)	70,939	335,455
State income tax expense	5	272	194

Total income tax (benefit) expense related to
continuing operations	$(80,701)	$71,211	$335,649
Total income tax expense related to
discontinued operations	$-	$-	$40,690

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

10. FEDERAL INCOME TAXES (CONTINUED)

The net deferred tax asset represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes.  The components of the Company’s net deferred tax asset as of December 31 were as follows:

	2011	2010
Deferred tax assets:
Actuarial liabilities	$689,286	$155,285
Tax loss carryforwards	251,591	347,172
Investments, net	79,417	188,110
Goodwill and other impairments	34,573	47,303
Other	15,897	74,218
Gross deferred tax assets	1,070,764	812,088
Valuation allowance	-	-
Total deferred tax assets	1,070,764	812,088

Deferred tax liabilities:
Deferred policy acquisition costs	(622,388)	(417,791)
Total deferred tax liabilities	(622,388)	(417,791)

Net deferred tax asset	$448,376	$394,297

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company’s net deferred tax asset at December 31, 2011 and 2010 was comprised of gross deferred tax assets and gross deferred tax liabilities.  The gross deferred tax asset was primarily related to unrealized investment security losses, actuarial liabilities and net operating loss (“NOL”) carryforwards, as well as a capital loss carryforward generated in 2009.  At December 31, 2011, the Company had $698.9 million of NOL carryforwards and $20.0 million of capital loss carryforward.  At December 31, 2010, the Company had $958.2 million of NOL carryforwards and $33.7 million of capital loss carryforward.  If not utilized, the NOL carryforwards will begin to expire in 2023 and the capital loss carryforward will expire in 2014.  The Company’s net deferred tax asset was $448.4 million and $394.3 million at December 31, 2011 and 2010, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

10. FEDERAL INCOME TAXES (CONTINUED)

The Company performs the required recoverability (realizability) test in terms of its ability to realize its recorded net deferred tax asset.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  In projecting future taxable income and sources of capital gains, the Company utilizes historical and current operating results and incorporates assumptions including the amount of future federal and state pre-tax operating income, the reversal of temporary differences, and the implementation of prudent and feasible tax planning strategies.

During the year ended December 31, 2011, no valuation allowance was recorded against the deferred tax asset for investment losses.  The Company believes that it is more likely than not that the deferred tax asset related to impairment losses will be realized due to tax planning strategies related to certain mortgage-backed securities, the Company’s intent and ability to hold the related investment securities to maturity, and other tax planning strategies.  For the remaining unrealized losses, the Company believes that it is more likely than not that the related deferred tax asset will be realized due to the Company’s intent and ability to hold the related investment securities to recovery of amortized cost.

FASB ASC Topic 740 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

The liability for unrecognized tax benefits (“UTBs”) related to permanent and temporary tax adjustments, exclusive of interest, was $32.9 million, $31.2 million and $42.0 million at December 31, 2011, 2010 and 2009, respectively.  Of the $32.9 million, $1.6 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.

The net increase (decreases) in the tax liability for UTBs of $1.7 million, $(10.8) million and $(8.7) million in the years ended December 31, 2011, 2010 and 2009, respectively, resulted from the following:

	2011	2010	2009
Balance at January 1	$31,217	$41,989	$50,679
Gross increases related to tax positions in prior years	13,855	23,214	7,950
Gross decreases related to tax positions in prior years	(4,472)	(16,170)	(16,640)
Settlements	(7,659)	(20,187)	-
Close of tax examinations/statutes of limitations	-	2,371	-

Balance at December 31	$32,941	$31,217	$41,989

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

10. FEDERAL INCOME TAXES (CONTINUED)

The Company has elected to recognize interest and penalties accrued related to UTBs in interest expense (income).  During the years ended December 31, 2011, 2010 and 2009, the Company recognized $2.6 million, $6.4 million and $(9.0) million, respectively, in gross interest expense (income) related to UTBs.  The Company had approximately $9.2 million and $6.6 million of interest accrued at December 31, 2011 and 2010, respectively.  During 2010, the Company settled interest assessments of $4.6 million with the Internal Revenue Service (the “IRS”) for the 2001 and 2002 tax years.  The Company did not accrue any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2003.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company disagreed with some of the proposed adjustments, filed a protest, and the case was assigned to the Appeals division of the IRS (“Appeals”).  A settlement was reached and formally approved by the Company on January 11, 2010.   The effects of the settlement are in line with previous expectations and had no material impact on the Company’s consolidated financial statements.

On August 4, 2011, the IRS held an Opening Conference with the Company for the audit of the tax years 2007-2009.  The Company is in the process of responding to the IRS requests for information. The Company also provided a disclosure letter to the IRS on September 21, 2011, informing the IRS of potential issues in the tax years under audit.

On January 6, 2011, the IRS issued a Revenue Agent’s Report for the Company for tax years 2005 and 2006.  The Company disagrees with some of the issues and is in the process of filing a protest.  While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company has adequate liabilities accrued and does not believe that any adjustments would be material to its financial position.

In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004.  The Company disagreed with some of the adjustments and filed a protest, which was assigned to Appeals in 2009.  On May 27, 2010, the IRS held an opening conference for the 2003 and 2004 Appeals.  The Company is involved in discussions with the IRS to reach a resolution.

The Company will file a consolidated federal income tax return with SLC – U.S. Ops Holdings for the  year ended December 31, 2011, as the Company did for the years ended December 31, 2010 and 2009.

Effective December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of Sun Life Vermont to the Parent.  Sun Life Vermont continues to be included in the consolidated federal income tax return of the Parent after 2009.

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based upon the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC – U.S. Ops Holdings consolidated group’s overall taxable position.  Under the terms of the tax sharing agreements, deferred tax assets for tax attributes are realized by the Company when the tax attributes are utilized by the consolidated group.  The Company received income tax refunds of $21.0 million and $107.1 million in 2011 and 2010, respectively, and made income tax payments of $21.1 million in 2009.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s and its subsidiaries’ group life, group disability insurance, group dental and group stop loss products is summarized below:

	2011	2010	2009

Balance at January 1	$76,181	$72,953	$71,316
Less: reinsurance recoverable	(7,316)	(5,710)	(5,347)
Net balance at January 1	68,865	67,243	65,969
Incurred related to:
Current year	73,573	83,384	86,905
Prior years	468	(1,823)	(5,817)
Total incurred	74,041	81,561	81,088
Paid losses related to:
Current year	(46,861)	(54,312)	(58,598)
Prior years	(22,618)	(25,627)	(21,216)
Total paid	(69,479)	(79,939)	(79,814)

Balance at December 31	80,594	76,181	72,953
Less: reinsurance recoverable	(7,167)	(7,316)	(5,710)
Net balance at December 31	$73,427	$68,865	$67,243

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made.  As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expenses increased (decreased) by $0.5 million, $(1.8) million and $(5.8) million, during the years ended December 31, 2011, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

12. LIABILITIES FOR CONTRACT GUARANTEES

The Company offers various guarantees to certain policyholders, including a return of no less than (a) total deposits made on the contract, adjusted for any customer withdrawals, (b) total deposits made on the contract, adjusted for any customer withdrawals, plus a minimum return, or (c) the highest contract value on a specified anniversary date, minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2011:

Benefit Type	Account Balance	Net Amount at Risk (1)	Average Attained Age
Minimum death	$20,437,429	$2,074,633	66.1
Minimum income	$134,076	$64,600	63.0
Minimum accumulation or withdrawal	$13,633,969	$841,197	63.7

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2010:

Benefit Type	Account Balance	Net Amount at Risk (1)	Average Attained Age
Minimum death	$20,061,043	$1,742,139	66.0
Minimum income	$179,878	$59,322	62.2
Minimum accumulation or withdrawal	$12,233,731	$152,571	63.2

(1) Net amount at risk represents the excess of the guaranteed benefits over account balance for contracts that have an account value less than the guarantee.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the Company’s GMDBs and GMIBs for the year ended December 31, 2011:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2011	$123,605	$14,630	$138,235

Benefit Ratio Change /
Assumption Changes	23,491	4,443	27,934
Incurred guaranteed benefits	27,116	1,257	28,373
Paid guaranteed benefits	(39,513)	(1,155)	(40,668)
Interest	9,072	916	9,988

Balance at December 31, 2011	$143,771	$20,091	$163,862

The following roll-forward summarizes the change in reserve for the Company’s GMDBs and GMIBs for the year ended December 31, 2010:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2010	$96,267	$10,058	$106,325

Benefit Ratio Change /
Assumption Changes	28,724	6,519	35,243
Incurred guaranteed benefits	28,481	1,434	29,915
Paid guaranteed benefits	(37,767)	(4,207)	(41,974)
Interest	7,900	826	8,726

Balance at December 31, 2010	$123,605	$14,630	$138,235

The liability for death and income benefit guarantees is established equal to a benefit ratio, multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using a projection model and stochastic scenarios.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-calculated and adjusted regularly.  Changes to the liability balance are recorded as a charge or credit to policyowner benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

GMABs and GMWBs are considered to be derivatives under FASB ASC Topic 815 and are recorded at fair value through earnings.  The Company records GMAB and GMWB assets or liabilities in its consolidated balance sheets as part of contractholder deposit funds and other policy liabilities.  The net balance of GMABs and GMWBs constituted a liability in the amount of $1,286.8 million and $2.3 million at December 31, 2011 and 2010, respectively.  The Company includes the following unobservable inputs in its calculation of the embedded derivative:

Actively-Managed Volatility Adjustments – This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based upon historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment – This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based upon the published credit spread for A-rated corporate bonds, which have ratings that are equivalent to the rating of the Company.

Behavior Risk Margin – This component adds a margin that market participants would require for the risk that the Company’s best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

13. DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENT ASSET

The following roll-forward summarizes the change in DAC asset and SIA for the years ended December 31:

	2011	2010
Balance at January 1	$1,682,559	$2,173,642
Acquisition costs deferred	244,659	241,182
Amortized to expense during the year (1)	279,668	(732,265)
Balance at December 31	$2,206,886	$1,682,559

(1)	Includes interest, unlocking and loss recognition.

Refer to Note 1 of the Company’s consolidated financial statements for information regarding the deferral and amortization methodologies related to DAC asset and SIA.  The Company tested its DAC asset and SIA for future recoverability and determined that the assets were not impaired at December 31, 2011.

During the year ended December 31, 2011, the Company recorded a negative amortization increasing its DAC asset and SIA by $770.2 million.  The negative amortization related to a decrease in actual gross profit which was due to a $1.3 billion increase in the fair value of GMAB and GMWB liabilities related to certain variable annuity products.  The increase in DAC asset and SIA was offset by an unlocking adjustment decreasing DAC asset and SIA by $575.2 million.  The unlocking adjustment recorded in 2011 was due to the total present value of the gross profit for the largest cohort of the Company’s fixed annuities, which was negative at December 31, 2011 resulting in decrease in DAC asset and SIA.

The Company wrote down DAC asset and SIA by $21.0 million and $126.0 million as a result of loss recognition related to certain annuity products for the years ended December 31, 2011 and 2010, respectively.  Of the $21.0 million charge for loss recognition in 2011, $18.3 million related to DAC and was reported as amortization of DAC.  The remaining $2.7 million related to SIA and was reported as a component of interest credited in the Company’s consolidated statement of operations.  Of the $126.0 million charge for loss recognition in 2010, $117.7 million related to DAC and was reported as amortization of DAC.  The remaining $8.3 million related to SIA and was reported as a component of interest credited in the Company’s consolidated statement of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

14. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The following roll-forward summarizes the change in VOBA and VOCRA for the years ended December 31:

	2011	2010
Balance at January 1	$134,985	$168,845
Amortized to expense during the year	(28,898)	(33,860)
Balance at December 31	$106,087	$134,985

Refer to Note 1 of the Company’s consolidated financial statements for information regarding the amortization methodologies related to VOBA and VOCRA.  The Company tested its VOBA and VOCRA assets for future recoverability and determined that the assets were not impaired at December 31, 2011.

The Company tested the VOCRA asset for impairment in the fourth quarter of 2009 and determined that the fair value was lower than its carrying value.  Accordingly, the Company decreased the carrying value of VOCRA and recorded an impairment charge of $2.6 million for the year ended December 31, 2009.  The impairment charge is included in amortization expense in the consolidated statements of operations and is allocated in the Group Protection segment.

15. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the SEC and in accordance with SEC Rule 12h-5.

The products of the Company’s wholly-owned subsidiary, SLNY, include, among other products, combination fixed and variable annuity contracts (the “Contracts”) in the State of New York.  These Contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to the fixed investment option period related to Contracts currently in-force or sold on or after that date.  The guarantee relieved SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term "SLUS as Parent" is used to denote the Company as a standalone entity, isolated from its subsidiaries and the term “Other Subs” is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2011

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Revenues

Premiums and annuity considerations	$20,524	$116,896	$-	$-	$137,420
Net investment income (1)	608,647	115,412	3,569	-	727,628
Net derivative loss	(873,518)	(114,552)	-	-	(988,070)
Net realized investment gains (losses), excluding impairment losses on available-for- sale securities	35,284	5,328	(1,034)	-	39,578
Other-than-temporary impairment losses (2)	(71)	-	-	-	(71)
Fee and other income	565,075	42,276	13,889	(12,829)	608,411

Total revenues	355,941	165,360	16,424	(12,829)	524,896

Benefits and Expenses

Interest credited	370,024	53,074	1,110	-	424,208
Interest expense	47,170	-	-	-	47,170
Policyowner benefits	66,426	67,733	253	-	134,412
Amortization of DAC, VOBA and VOCRA	(214,767)	(32,634)	-	-	(247,401)
Other operating expenses	298,518	51,234	13,402	(12,829)	350,325

Total benefits and expenses	567,371	139,407	14,765	(12,829)	708,714

(Loss) income before income tax (benefit) expense	(211,430)	25,953	1,659	-	(183,818)

Income tax (benefit) expense	(89,089)	7,947	441	-	(80,701)
Equity in the net income of subsidiaries	19,224	-	-	(19,224)	-

Net (loss) income	$(103,117)	$18,006	$1,218	$(19,224)	$(103,117)

(1)
SLUS as Parent’s and SLNY’s net investment income includes an increase in market value of trading investments of $152.4 million and $34.2 million, respectively, for the year ended December 31, 2011.  Other Subs’ net investment income does not include trading investments.

(2)	SLUS as Parent’s and SLNY’s OTTI losses for the year ended December 31, 2011 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Revenues

Premiums and annuity considerations	$16,680	$119,495	$-	$-	$136,175
Net investment income (1)	1,269,106	118,138	2,966	-	1,390,210
Net derivative (loss) income	(161,975)	12,685	-	-	(149,290)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securites	26,848	827	(724)	-	26,951
Other-than-temporary impairment losses (2)	(735)	(150)	-	-	(885)
Fee and other income	481,606	19,433	9,988	-	511,027

Total revenues	1,631,530	270,428	12,230	-	1,914,188

Benefits and Expenses

Interest credited	342,977	57,924	947	-	401,848
Interest expense	51,334	455	-	-	51,789
Policyowner benefits	161,979	77,590	225	-	239,794
Amortization of DAC, VOBA and VOCRA	606,896	90,206	-	-	697,102
Other operating expenses	268,798	39,938	9,434	-	318,170

Total benefits and expenses	1,431,984	266,113	10,606	-	1,708,703

Income before income tax expense	199,546	4,315	1,624	-	205,485

Income tax expense	69,993	643	575	-	71,211
Equity in the net income of subsidiaries	4,721	-	-	(4,721)	-
Net income	$134,274	$3,672	$1,049	$(4,721)	$134,274

(1)
SLUS as Parent’s and SLNY’s net investment income includes an increase in market value of trading investments of $640.2 million, and $34.0 million, respectively, for the year ended December 31, 2010.  Other Subs’ net investment income does not include trading investments.

(2)	SLUS as Parent’s and SLNY’s OTTI losses for the year ended December 31, 2010 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Revenues

Premiums and annuity considerations	$14,374	$119,872	$-	$-	$134,246
Net investment income (1)	2,345,022	233,216	4,069	-	2,582,307
Net derivative (loss) income	(62,600)	22,698	-	-	(39,902)
Net realized investment losses, excluding impairment losses on available-for-sale securites	(30,129)	(2,815)	(3,731)	-	(36,675)
Other-than-temporary impairment losses (2)	(4,450)	(181)	(203)	-	(4,834)
Fee and other income	375,570	5,103	5,163	-	385,836

Total revenues	2,637,787	377,893	5,298	-	3,020,978

Benefits and Expenses

Interest credited	336,754	47,855	1,159	-	385,768
Interest expense	39,035	745	-	-	39,780
Policyowner benefits	36,409	78,231	(4,201)	-	110,439
Amortization of DAC, VOBA and VOCRA	917,129	107,532	-	-	1,024,661
Other operating expenses	201,205	42,368	4,583	-	248,156
Total benefits and expenses	1,530,532	276,731	1,541	-	1,808,804

Income before income tax expense	1,107,255	101,162	3,757	-	1,212,174

Income tax expense	305,150	29,650	849	-	335,649
Equity in the net income of subsidiaries	179,391	-	-	(179,391)	-
Net income from continuing operations	981,496	71,512	2,908	(179,391)	876,525
Income from discontinued operations, net of tax	-	-	104,971	-	104,971

Net income	$981,496	$71,512	$107,879	$(179,391)	$981,496

(1)
SLUS as Parent’s, SLNY’s and Other Subs’ net investment income includes an increase in market value of trading investments of $1,913.3 million, $173.4 million and $0.0 million, respectively, for the year ended December 31, 2009.

(2)	SLUS as Parent’s, SLNY’s and Other Subs’ OTTI losses for the year ended December 31, 2009 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2011

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassifications	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$1,092,686	$239,776	$70,063	$-	$1,402,525
Trading fixed maturity securities, at fair value	8,633,690	1,646,846	-	-	10,280,536
Mortgage loans	1,269,140	153,987	34,229	-	1,457,356
Derivative instruments – receivable	422,404	-	-	-	422,404
Limited partnerships	34,088	-	-	-	34,088
Real estate	192,166	-	31,648	-	223,814
Policy loans	582,080	1,116	20,175	-	603,371
Other invested assets	32,735	4,340	-	-	37,075
Short-term investments	104,895	1,000	-	-	105,895
Cash and cash equivalents	793,146	63,168	15,750	-	872,064
Investment in subsidiaries	592,180	-	-	(592,180)	-
Total investments and cash	13,749,210	2,110,233	171,865	(592,180)	15,439,128

Accrued investment income	146,021	21,994	1,746	-	169,761
Deferred policy acquisition costs and sales inducement asset	2,038,342	168,544	-	-	2,206,886
Value of business and customer renewals acquired	102,670	3,417	-	-	106,087
Net deferred tax asset	437,558	7,391	3,427	-	448,376
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	4,589	503	-	-	5,092
Reinsurance receivable	2,061,777	175,928	101	-	2,237,806
Other assets	90,384	28,103	1,194	(356)	119,325
Separate account assets	26,082,352	1,365,026	36,412	-	27,483,790

Total assets	$44,712,903	$3,888,438	$214,745	$(592,536)	$48,223,550

LIABILITIES

Contractholder deposit funds and other policy liabilities	$11,981,712	$1,620,152	$24,661	$-	$13,626,525
Future contract and policy benefits	775,812	133,924	296	-	910,032
Payable for investments purchased	690	40	-	-	730
Accrued expenses and taxes	41,202	8,594	427	(356)	49,867
Debt payable to affiliates	683,000	-	-	-	683,000
Reinsurance payable	1,848,776	251,311	37	-	2,100,124
Derivative instruments – payable	287,074	-	-	-	287,074
Other liabilities	269,518	55,279	14,844	-	339,641
Separate account liabilities	26,082,352	1,365,026	36,412	-	27,483,790

Total liabilities	41,970,136	3,434,326	76,677	(356)	45,480,783

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	3,629,228	389,963	113,397	(503,360)	3,629,228
Accumulated other comprehensive income	38,851	9,655	3,446	(13,101)	38,851
(Accumulated deficit) retained earnings	(931,749)	52,394	18,683	(71,077)	(931,749)

Total stockholder’s equity	2,742,767	454,112	138,068	(592,180)	2,742,767

Total liabilities and stockholder’s equity	$44,712,903	$3,888,438	$214,745	$(592,536)	$48,223,550

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$1,193,875	$246,944	$55,104	$-	$1,495,923
Trading fixed maturity securities, at fair value	9,911,284	1,555,834	-	-	11,467,118
Mortgage loans	1,531,545	176,518	29,465	-	1,737,528
Derivative instruments – receivable	198,064	-	-	-	198,064
Limited partnerships	41,622	-	-	-	41,622
Real estate	161,800	-	52,865	-	214,665
Policy loans	695,607	1,217	20,584	-	717,408
Other invested assets	19,588	7,868	-	-	27,456
Short-term investments	813,745	18,994	-	-	832,739
Cash and cash equivalents	647,579	72,978	15,766	-	736,323
Investment in subsidiaries	559,344	-	-	(559,344)	-
Total investments and cash	15,774,053	2,080,353	173,784	(559,344)	17,468,846

Accrued investment income	165,841	21,130	1,815	-	188,786
Deferred policy acquisition costs and sales inducement asset	1,571,768	110,791	-	-	1,682,559
Value of business and customer renewals acquired	130,546	4,439	-	-	134,985
Net deferred tax asset	378,078	12,057	4,162	-	394,297
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	5,166	162	-	-	5,328
Reinsurance receivable	2,184,487	162,522	77	-	2,347,086
Other assets	93,755	31,729	2,918	(2,873)	125,529
Separate account assets	25,573,382	1,265,464	41,575	-	26,880,421

Total assets	$45,877,076	$3,695,946	$224,331	$(562,217)	$49,235,136

LIABILITIES

Contractholder deposit funds and other policy liabilities	$12,991,306	$1,577,556	$24,366	$-	$14,593,228
Future contract and policy benefits	732,368	116,946	200	-	849,514
Payable for investments purchased	44,723	104	-	-	44,827
Accrued expenses and taxes	49,224	4,612	1,665	(2,873)	52,628
Debt payable to affiliates	783,000	-	-	-	783,000
Reinsurance payable	1,995,083	236,718	34	-	2,231,835
Derivative instruments – payable	362,023	-	-	-	362,023
Other liabilities	193,363	66,118	25,575	-	285,056
Separate account liabilities	25,573,382	1,265,464	41,575	-	26,880,421

Total liabilities	42,724,472	3,267,518	93,415	(2,873)	46,082,532

STOCKHOLDER’S EQUITY

Common stock	6,437	2,100	2,542	(4,642)	6,437
Additional paid-in capital	3,928,246	389,963	108,450	(498,413)	3,928,246
Accumulated other comprehensive income	46,553	1,977	1,707	(3,684)	46,553
(Accumulated deficit) retained earnings	(828,632)	34,388	18,217	(52,605)	(828,632)

Total stockholder’s equity	3,152,604	428,428	130,916	(559,344)	3,152,604

Total liabilities and stockholder’s equity	$45,877,076	$3,695,946	$224,331	$(562,217)	$49,235,136

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flows
For the Year Ended December 31, 2011

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Cash Flows From Operating Activities:
Net (loss) income	$(103,117)	$18,006	$1,218	$(19,224)	$(103,117)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	39,398	7,170	1,040	-	47,608
Amortization of DAC, VOBA and VOCRA	(214,767)	(32,634)	-	-	(247,401)
Depreciation and amortization	8,860	311	841	-	10,012
Net losses on derivatives	846,426	114,552	-	-	960,978
Net realized (gains) losses and OTTI credit losses on available-for-sale investments	(35,213)	(5,328)	1,034	-	(39,507)
Net increase in fair value of trading investments	(152,403)	(34,163)	-	-	(186,566)
Net realized losses (gains) on trading investments	100,143	(5,503)	-	-	94,640
Undistributed income on private equity limited partnerships	(2,883)	-	-	-	(2,883)
Interest credited to contractholder deposits	370,024	53,074	1,110	-	424,208
Deferred federal income taxes	(50,262)	532	(202)	-	(49,932)
Equity in net income of subsidiaries	(19,224)	-	-	19,224	-
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(206,151)	(18,963)	-	-	(225,114)
Accrued investment income	19,820	(864)	69	-	19,025
Net change in reinsurance receivable/payable	63,424	6,108	(21)	-	69,511
Future contract and policy benefits	43,444	16,978	96	-	60,518
Other, net	(20,765)	338	(11,705)	-	(32,132)

Net cash provided by (used in) operating activities	686,754	119,614	(6,520)	-	799,848

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	575,842	107,561	25,548	-	708,951
Trading fixed maturity securities	2,803,484	332,972	-	-	3,136,456
Mortgage loans	222,227	23,303	8,069	-	253,599
Real estate	745	2,313	67	(2,313)	812
Other invested assets	112,679	2,971	-	-	115,650
Purchases of:
Available-for-sale fixed maturity securities	(443,343)	(82,300)	(35,499)	-	(561,142)
Trading fixed maturity securities	(1,558,387)	(390,072)	-	-	(1,948,459)
Mortgage loans	(10,363)	(3,750)	(932)	-	(15,045)
Real estate	(5,415)	-	(1,637)	2,313	(4,739)
Other invested assets	(70,295)	(975)	-	-	(71,270)
Net change in policy loans	6,369	101	409	-	6,879
Net change in short-term investments	708,850	17,994	-	-	726,844

Net cash provided by investing activities	$2,342,393	$10,118	$(3,975)	$-	$2,348,536

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flows (continued)
For the Year Ended December 31, 2011

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$915,078	$114,792	$-	$-	$1,029,870
Withdrawals from contractholder deposit funds	(3,385,603)	(244,743)	(815)	-	(3,631,161)
Repayment of debt	(100,000)	-	-	-	(100,000)
Capital contribution to subsidiaries	(11,114)	-	-	11,114	-
Return of capital from subsidiaries	-	-	-	-	-
Capital contribution from SLUS as Parent	-	-	11,114	(11,114)	-
Return of capital to Parent	(300,000)	-	-	-	(300,000)
Return of capital to SLUS as Parent	-	-	-	-	-
Other, net	(1,941)	(9,591)	180	-	(11,352)

Net cash (used in) provided by financing activities	(2,883,580)	(139,542)	10,479	-	(3,012,643)

Net change in cash and cash equivalents	145,567	(9,810)	(16)	-	135,741

Cash and cash equivalents, beginning of period	647,579	72,978	15,766	-	736,323

Cash and cash equivalents, end of period	$793,146	$63,168	$15,750	$-	$872,064

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flows
For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Cash Flows From Operating Activities:
Net income	$134,274	$3,672	$1,049	$(4,721)	$134,274
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	24,690	4,787	1,085	-	30,562
Amortization of DAC, VOBA and VOCRA	606,896	90,206	-	-	697,102
Depreciation and amortization	4,418	312	953	-	5,683
Net loss (gain) on derivatives	54,168	(12,685)	-	-	41,483
Net realized (gains) losses and OTTI credit losses on available-for-sale investments	(26,113)	(677)	724	-	(26,066)
Net increase in fair value of trading investments	(640,222)	(34,001)	-	-	(674,223)
Net realized losses (gains) on trading investments	80,910	(13,633)	-	-	67,277
Undistributed loss on private equity limited partnerships	2,339	-	-	-	2,339
Interest credited to contractholder deposits	342,977	57,924	947	-	401,848
Deferred federal income taxes	158,398	(8,928)	(93)	-	149,377
Equity in net income of subsidiaries	(4,721)	-	-	4,721	-
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(167,199)	(17,796)	-	-	(184,995)
Accrued investment income	45,884	(4,079)	-	-	41,805
Net change in reinsurance receivable/payable	124,563	5,328	16	-	129,907
Future contract and policy benefits	16,192	17,691	(7)	-	33,876
Other, net	(24,455)	42,324	(838)	-	17,031

Net cash provided by operating activities	732,999	130,445	3,836	-	867,280

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	402,623	79,623	15,841	-	498,087
Trading fixed maturity securities	3,395,725	775,025	-	-	4,170,750
Mortgage loans	263,612	13,107	3,050	(30,486)	249,283
Real estate	-	1,000	2,010	(3,010)	-
Other invested assets	(317,388)	1,244	501	-	(315,643)
Purchases of:
Available-for-sale fixed maturity securities	(602,891)	(152,468)	(16,388)	-	(771,747)
Trading fixed maturity securities	(3,060,145)	(886,403)	-	-	(3,946,548)
Mortgage loans	(66,252)	(34,190)	(31,712)	30,486	(101,668)
Real estate	(6,818)	-	(1,066)	3,010	(4,874)
Other invested assets	(63,798)	(1,200)	-	-	(64,998)
Net change in policy loans	5,367	(947)	762	-	5,182
Net change in short-term investments	394,575	39,997	-	-	434,572

Net cash provided by (used in) investing activities	$344,610	$(165,212)	$(27,002)	$-	$152,396

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flows (continued)
For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,043,300	$173,714	$-	$-	$1,217,014
Withdrawals from contractholder deposit funds	(3,354,527)	(248,878)	(2,930)	-	(3,606,335)
Repayment of debt	(100,000)	-	-	-	(100,000)
Capital contribution to subsidiaries	(30,041)	-	-	30,041	-
Capital contribution from Parent	400,000	-	30,041	(30,041)	400,000
Other, net	(5,753)	7,587	(74)	-	1,760

Net cash (used in) provided by financing activities	(2,047,021)	(67,577)	27,037	-	(2,087,561)

Net change in cash and cash equivalents	(969,412)	(102,344)	3,871	-	(1,067,885)

Cash and cash equivalents, beginning of period	1,616,991	175,322	11,895	-	1,804,208

Cash and cash equivalents, end of period	$647,579	$72,978	$15,766	$-	$736,323

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flows
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$981,496	$71,512	$107,879	$(179,391)	$981,496
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Net (accretion) amortization of premiums on investments	(203)	(605)	119	-	(689)
Amortization of DAC, VOBA and VOCRA	917,129	107,532	-	-	1,024,661
Depreciation and amortization	4,355	337	843	-	5,535
Net gain on derivatives	(73,343)	(22,698)	-	-	(96,041)
Net realized losses and OTTI credit losses on available-for-sale investments	34,579	2,996	3,934	-	41,509
Net increase in fair value of trading investments	(1,913,351)	(173,389)	-	-	(2,086,740)
Net realized losses on trading investments	357,470	9,867	-	-	367,337
Undistributed loss on private equity limited partnerships	9,207	-	-	-	9,207
Interest credited to contractholder deposits	336,754	47,855	1,159	-	385,768
Equity in net income of subsidiaries	(179,391)	-	-	179,391	-
Deferred federal income taxes	290,478	6,256	(1,126)	-	295,608
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(301,255)	(45,645)	-	-	(346,900)
Accrued investment income	38,445	(1,825)	116	-	36,736
Net change in reinsurance receivable/payable	195,092	19,060	(4,515)	-	209,637
Future contract and policy benefits	(131,052)	5,280	(220)	-	(125,992)
Dividends received from subsidiaries	100,000	-	-	(100,000)	-
Other, net	(90,229)	(153,878)	738	-	(243,369)
Adjustment related to discontinued operations	-	-	(288,018)	-	(288,018)

Net cash provided by (used in) operating activities	576,181	(127,345)	(179,091)	(100,000)	169,745

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	86,619	21,303	5,556	-	113,478
Trading fixed maturity securities	1,673,886	333,236	98,233	(8,301)	2,097,054
Mortgage loans	149,414	12,456	15	(18,392)	143,493
Real estate	-	-	-	-	-
Other invested assets	(209,135)	1,587	-	-	(207,548)
Purchases of:
Available-for-sale fixed maturity securities	(342,313)	(4,515)	(311)	-	(347,139)
Trading fixed maturity securities	(226,389)	(587,134)	(62,088)	8,301	(867,310)
Mortgage loans	(12,602)	(4,875)	(18,433)	18,392	(17,518)
Real estate	(3,819)	-	(883)	-	(4,702)
Other invested assets	(106,277)	-	-	-	(106,277)
Net change in other investments	(178,590)	(4,922)	-	-	(183,512)
Net change in policy loans	3,574	(114)	3,357	-	6,817
Net change in short-term investments	(739,502)	56,978	(40,297)	-	(722,821)

Net cash provided by (used in) investing activities	$94,866	$(176,000)	$(14,851)	$-	$(95,985)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flows (continued)
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,298,455	$473,137	$24,347	$-	$2,795,939
Withdrawals from contractholder deposit funds	(2,752,493)	(252,351)	(6,655)	-	(3,011,499)
Capital contribution to subsidiaries	(58,910)	-	-	58,910	-
Debt proceeds	-	-	200,000	-	200,000
Capital contribution from parent	748,652	-	58,910	(58,910)	748,652
Dividends paid to SLUS as Parent	-	-	(100,000)	100,000	-
Other, net	(23,278)	(4,108)	74	-	(27,312)

Net cash provided by financing activities	212,426	216,678	176,676	100,000	705,780

Net change in cash and cash equivalents	883,473	(86,667)	(17,266)	-	779,540

Cash and cash equivalents, beginning of period	733,518	261,989	29,161	-	1,024,668

Cash and cash equivalents, end of period	$1,616,991	$175,322	$11,895	$-	$1,804,208

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

16. SEGMENT INFORMATION

As described below, the Company conducts business primarily in three operating segments and maintains a Corporate segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets, including allocated capital, by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management segment includes funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  In addition, the Company consolidates certain VIEs as a component of the Wealth Management segment.  Refer to Note 4 for further discussion of the VIE that is consolidated in the Company’s consolidated financial statements.  Effective January 1, 2010, the Company discontinued the sales of certain of its fixed and fixed index annuity products.  Effective December 30, 2011, the Company discontinued new sales of its variable annuity products.  Refer to Note 1 for further details.

Individual Protection

The Individual Protection segment includes a variety of life insurance products sold to individuals and corporate owners of life insurance.  The products include whole life, UL and variable life products.  The Company discontinued the sales of its individual life products and its corporate-owned life insurance effective December 30, 2011 and January 31, 2012, respectively.  Refer to Note 1 for further details.

Group Protection

The Group Protection segment includes group life, group long-term disability, group short-term disability, group dental and group stop loss insurance products to small and mid-size employers in the State of New York through the Company’s subsidiary, SLNY.

Corporate

The Corporate segment includes the unallocated capital of the Company, its debt financing and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

16. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the Company’s four segments:

Year ended December 31, 2011

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$312,953	$78,961	$124,677	$8,305	$524,896
Total benefits and expenses	491,572	89,404	106,912	20,826	708,714
(Loss) income before income
tax (benefit) expense	(178,619)	(10,443)	17,765	(12,521)	(183,818)
Net (loss) income	$(98,818)	$(6,558)	$11,579	$(9,320)	$(103,117)

Separate account assets	$20,221,425	$7,262,365	$-	$-	$27,483,790
General account assets	17,688,786	2,278,730	182,603	589,641	20,739,760
Total assets	$37,910,211	$9,541,095	$182,603	$589,641	$48,223,550

Year ended December 31, 2010

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$1,760,979	$66,425	$127,104	$(40,320)	$1,914,188
Total benefits and expenses	1,514,754	68,585	106,346	19,018	1,708,703
Income (loss) before income
tax expense (benefit)	246,225	(2,160)	20,758	(59,338)	205,485
Net income (loss)	$162,975	$(1,204)	$13,508	$(41,005)	$134,274

Separate account assets	$19,685,774	$7,194,647	$-	$-	$26,880,421
General account assets	19,453,702	2,067,064	181,482	652,467	22,354,715
Total assets	$39,139,476	$9,261,711	$181,482	$652,467	$49,235,136

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

16. SEGMENT INFORMATION (CONTINUED)

Year ended December 31, 2009

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$2,823,029	$71,718	$135,242	$(9,011)	$3,020,978
Total benefits and expenses	1,623,582	40,477	119,134	25,611	1,808,804
Income (loss) from continuing
operations before income tax
expense (benefit)	1,199,447	31,241	16,108	(34,622)	1,212,174

Net income from continuing
operations	798,360	10,155	10,470	57,540	876,525
Income from discontinued
operations, net of tax	-	104,971	-	-	104,971
Net income	$798,360	$115,126	$10,470	$57,540	$981,496

Separate account assets	$16,396,394	$6,929,928	$-	$-	$23,326,323
General account assets	21,323,702	1,997,532	172,648	755,730	24,249,612
Total assets	$37,720,096	$8,927,460	$172,648	$755,730	$47,575,935

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

17.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  As of December 31, 2009, the Company received permission from the Commissioner of Insurance of the State of Delaware to admit the equity value of its subsidiary, ILAC, without requiring audited financial statements because ILAC is not required to prepare audited financial statements under Rhode Island’s Annual Financial Reporting regulation.

Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries’ combined statutory capital and surplus and net loss were as follows:

	Unaudited for the Years Ended December 31,
	2011	2010	2009

Statutory capital and surplus	$1,315,270	$2,234,153	$2,037,661
Statutory net loss	$(507,715)	$(77,503)	$(23,879)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

18. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  The states in which the Company and its insurance company subsidiaries are domiciled have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is not permitted to pay dividends in 2012 without prior approval from the Delaware Commissioner of Insurance.

In 2011, after receiving prior approval from the Delaware Commissioner of Insurance, the Company paid a $300.0 million return of capital to the Parent.  In 2010 and 2009, the Company did not pay any cash dividends to the Parent.  However in 2009, with regulatory approval, the Company distributed Sun Life Vermont’s net assets and issued and outstanding common stock, totaling $94.9 million in the form of a dividend to the Parent, with regulatory approval.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Financial Services, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of:  (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $1.9 million in 2012 without prior approval from the superintendent.  No dividends were paid by SLNY during 2011, 2010 or 2009.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  ILAC is permitted to pay dividends up to a maximum of $2.1 million in 2012 without prior approval from the Rhode Island Superintendent of Insurance.  No dividends were paid by ILAC during 2011, 2010 or 2009.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

19. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31, were as follows:

	2011	2010	2009
Net unrealized gains on available-for-sale securities (1)	$70,367	$83,926	$67,970
Non-credit OTTI losses on available-for-sale fixed maturity securities	(10,595)	(12,304)	(13,748)
Deferred income tax expense	(20,921)	(25,069)	(18,978)

Accumulated other comprehensive income	$38,851	$46,553	$35,244

(1)  Net of unrealized losses that were temporarily impaired.

20. COMMITMENTS AND CONTINGENCIES

Guaranty Funds

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  In addition, part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.  During the twelve month-period ended December 31, 2011, the Company recorded a $9.3 million accrual for guaranteed fund assessments.

Income Taxes

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  On May 30, 2010, the IRS issued an Industry Director Directive which makes clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope and application of new regulations.  The timing, substance and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2011 and 2010, the Company recorded benefits of $14.8 million and $11.5 million, respectively, related to the separate account DRD.  The amounts recorded for the year ended December 31, 2010 included an adjustment of $3.2 million to reflect a reduced run rate of separate account DRD benefits following the filing of the 2009 tax return.

Litigation

The Company and its subsidiaries are parties to threatened or pending legal proceedings, including ordinary routine litigation incidental to their business, both as a defendant and as a plaintiff.  While it is not possible to predict the resolution of these proceedings, management believes, based upon currently available information, that the ultimate resolution of these matters will not be materially adverse to the Company's financial position, results of operations or cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

20. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases certain facilities under operating leases with terms of up to five years.  As of December 31, 2011, minimum future lease payments under such leases were as follow:

2012	$506
2013	516
2014	516
2015	516
2016	551
Thereafter	2,327
Total	$4,932

The Company was party to a guarantee agreement under which the Company guaranteed the lease payment obligations of SLFD.  The lease agreement was terminated and the Company was not required to pay or accrue any of the lease termination costs.

Total rental expense for the years ended December 31, 2011, 2010 and 2009 was $7.0 million, $7.2 million and $6.9 million, respectively.

21. SUBSEQUENT EVENTS

During the first quarter of 2012, the Company and its wholly-owned subsidiary, SLNY, received all necessary insurance regulatory approvals to amend the fixed investment option period in their combination fixed and variable annuity contracts and other contracts to remove any negative market value adjustment (“MVA”) that can decrease the amount of the withdrawal proceeds.  (Refer to Note 15 for additional information concerning the MVA and the fixed investment option period).  The Company and SLNY filed amendments to the necessary registration statements to include the contract amendments and to remove from registration any fixed investment options that remained unsold.  The SEC declared the associated amended registration statements effective on March 22, 2012.  As a result of the foregoing, the fixed investment option period in the contracts is no longer considered a “security” under the Securities Act of 1933, and the Company subsequently filed Forms 15 on March 23, 2012 to provide notice of suspension of its duty to file reports under Section 15(d) of the Securities Exchange Act of 1934.  No other changes were made to the contracts, and all other terms and conditions of the contracts remain unchanged.  The MVA amendment described above did not have a material impact on the Company’s financial position.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex Four, Regatta Flex II, Regatta Choice II, Sun Life Financial Master Extra, Sun Life Financial Masters Extra II, Sun Life Financial Masters Choice, Sun Life Financial Masters Choice II, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters Flex II, Sun Life Financial Masters IV, Sun Life Financial Masters VII, Sun Life Financial Masters B Share, and Sun Life Financial Masters I Share Contracts of Sun Life of Canada (U.S.) Variable Account F and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account, AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B Sub-Account, AllianceBernstein VPS International Growth Portfolio (Class B) Sub- Account, AllianceBernstein VPS International Value Portfolio (Class B) Sub- Account, AllianceBernstein VPS Small/Mid Cap Value Fund (Class B) Sub- Account, BlackRock Global Allocation V.I. Fund (Class III) Sub-Account, Columbia Variable Portfolio - Marsico 21st Century Fund Class 1 Sub- Account, Columbia Variable Portfolio - Marsico 21st Century Fund Class 2 Sub- Account, Columbia Variable Portfolio - Marsico Growth Fund Class 1 Sub- Account, Columbia Variable Portfolio - Marsico Growth Fund Class 2 Sub- Account, Columbia Variable Portfolio - Marsico International Opportunities Fund Class 2 Sub-Account, Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub- Account, Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund Class 4 Sub- Account, Franklin Templeton VIP Franklin Mutual Shares Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Developing Markets Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Global Bond Securities Class 4 Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account, Huntington VA Balanced Fund Sub-Account, Huntington VA Dividend Capture Sub-Account, Huntington VA Growth Sub-Account, Huntington VA Income Equity Sub-Account, Huntington VA International Equity Sub-Account, Huntington VA Macro 100 Sub-Account, Huntington VA Mid Corp America Sub-Account, Huntington VA Mortgage Securities Sub-Account, Huntington VA New Economy Sub-Account, Huntington VA Real Strategies Fund Sub-Account, Huntington VA Rotating Markets Sub-Account, Huntington VA Situs Fund Sub-Account, Invesco V.I. International Growth Fund II Sub-Account, Invesco Van Kampen V.I. Mid Cap Value Fund  II Sub-Account, Invesco Van Kampen V.I. Comstock Fund Series II Sub-Account, Invesco Van Kampen V.I. Equity and Income Fund II Sub-Account, JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account, JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account, Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account, Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account, Lord Abbett Series Fund - Fundamental Equity Portfolio VC Sub- Account, MFS VIT II Blended Research Core Equity Portfolio I Class Sub- Account, MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account, MFS VIT II Bond Portfolio I Class Sub-Account, MFS VIT II Bond Portfolio S Class Sub-Account, MFS VIT II Core Equity Portfolio I Class Sub-Account, MFS VIT II Core Equity Portfolio S Class Sub-Account, MFS VIT II Emerging Growth Portfolio S Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account, MFS VIT II Global Governments Portfolio I Class Sub-Account, MFS VIT II Global Governments Portfolio S Class Sub-Account, MFS VIT II Global Growth Portfolio I Class Sub-Account, MFS VIT II Global Growth Portfolio S Class Sub-Account, MFS VIT II Global Research Portfolio I Class Sub-Account, MFS VIT II Global Research Portfolio S Class Sub-Account, MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account, MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio S Class Sub-Account, MFS VIT II Growth Portfolio Sub-Account, MFS VIT II High Yield Portfolio I Class Sub-Account, MFS VIT II High Yield Portfolio S Class Sub-Account, MFS VIT II International Growth Portfolio I Class Sub-Account, MFS VIT II International Growth Portfolio S Class Sub-Account, MFS VIT II International Value Portfolio I Class Sub-Account, MFS VIT II International Value Portfolio S Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account, MFS VIT II Mid Cap Growth Portfolio I Class Sub-Account, MFS VIT II Mid Cap Growth Portfolio S Class Sub-Account, MFS VIT II Money Market Portfolio I Class Sub-Account, MFS VIT II Money Market Portfolio S Class Sub-Account, MFS VIT II New Discovery Portfolio I Class Sub-Account, MFS VIT II New Discovery Portfolio S Class Sub-Account, MFS VIT II Research International Portfolio I Class Sub-Account, MFS VIT II Research International Portfolio S Class Sub-Account, MFS VIT II Strategic Income Portfolio I Class Sub-Account, MFS VIT II Strategic Income Portfolio S Class Sub-Account, MFS VIT II Technology Portfolio I Class Sub-Account, MFS VIT II Technology Portfolio S Class Sub-Account, MFS VIT II Total Return Portfolio I Class Sub-Account, MFS VIT II Total Return Portfolio S Class Sub-Account, MFS VIT II Utilities Portfolio I Class Sub-Account, MFS VIT II Utilities Portfolio S Class Sub-Account, MFS VIT II Value Portfolio I Class Sub-Account, MFS VIT II Value Portfolio S Class Sub-Account, MFS VIT Research Bond Series (Service Class) Sub-Account, Morgan Stanley UIF Growth Portfolio Class II Sub-Account, Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account, Oppenheimer Balanced Fund/VA (Service Shares) Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub- Account, Oppenheimer Global Securities Fund/VA (Service Shares) Sub- Account, Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account, Oppenheimer Main Street Small- & Mid-Cap Fund/VA (Service Shares) Sub-Account, PIMCO Equity Series Pathfinder Portfolio Advisor Class Sub-Account, PIMCO VIT All Asset Portfolio Admin Class Sub-Account, PIMCO VIT All Asset Portfolio Advisor Class Sub-Account, PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account, PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub- Account, PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Sub- Account, PIMCO VIT Global Multi-Asset Portfolio Advisor Class Sub-Account, PIMCO VIT Real Return Portfolio Admin Class Sub-Account, PIMCO VIT Total Return Portfolio Admin Class Sub-Account, Putnam VT Absolute Return 500 Fund Class IB Sub-Account, Putnam VT Equity Income Fund Class IB Sub-Account, SC AllianceBernstein International Value (Service Class) Sub-Account, SC BlackRock Inflation Protected Bond (Service Class) Sub-Account, SC BlackRock International Index Fund (Service Class) Sub-Account, SC BlackRock Large Cap Index Fund (Service Class) Sub-Account, SC BlackRock Small Cap Index Fund (Service Class) Sub-Account, SC Columbia Small Cap Value Service Sub-Account, SC Davis Venture Value Fund (Service Class) Sub-Account, SC Goldman Sachs Mid Cap Value Fund (Initial Class) Sub-Account, SC Goldman Sachs Mid Cap Value Fund (Service Class) Sub-Account, SC Goldman Sachs Short Duration Fund (Initial Class) Sub-Account, SC Goldman Sachs Short Duration Fund (Service Class) Sub-Account, SC Ibbotson Balanced Fund (Service Class) Sub-Account, SC Ibbotson Conservative Fund (Service Class) Sub-Account, SC Ibbotson Growth Fund (Service Class) Sub-Account, SC Invesco Small Cap Growth Service Sub-Account, SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account, SC Lord Abbett Growth & Income Fund (Service Class) Sub-Account, SC PIMCO High Yield Fund (Service Class) Sub-Account, SC PIMCO Total Return (Service Class) Sub-Account, SC WMC Blue Chip Mid Cap Fund (Service Class) Sub-Account, SC WMC Large Cap Growth Fund (Service Class) Sub-Account, Sun Capital Global Real Estate Fund (Initial Class) Sub-Account, Sun Capital Global Real Estate Fund (Service Class) Sub-Account, Sun Capital Investment Grade Bond Fund (Service Class) Sub-Account, Sun Capital Money Market Fund (Service Class) Sub-Account, Wanger Select Fund Sub-Account, Wanger USA Sub-Account, and Wells Fargo Advantage VT Total Return Bond Fund Class 2 Sub-Account of Sun Life of Canada (U.S.) Variable Account F (collectively the "Sub-Accounts"), as of December 31, 2011, and the related statements of operations and the statements of changes in net assets for each of the periods presented.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the mutual fund companies.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2011, and the results of their operations and the changes in their net assets for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
April 23, 2012

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2011
Assets:	Shares	Cost	Value
Investments at fair value:
AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AVB)	5,320,232	$ 54,091,263	$ 57,458,501
AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B Sub-Account (AAA)	3,959,796	38,567,749	38,568,416
AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account (AN4)	595,626	9,566,749	8,892,693
AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account (IVB)	5,667,383	62,578,616	64,608,169
AllianceBernstein VPS Small/Mid Cap Value Fund (Class B) Sub-Account (AAU)	4,170	61,972	64,141
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (9XX)	57,012,587	762,623,016	757,127,151
Columbia Variable Portfolio - Marsico 21st Century Fund Class 1 Sub-Account (NMT)	3,593	42,238	38,189
Columbia Variable Portfolio - Marsico 21st Century Fund Class 2 Sub-Account (MCC)	10,510,338	100,961,092	110,568,757
Columbia Variable Portfolio - Marsico Growth Fund Class 1 Sub-Account (NNG)	1,215	21,793	24,200
Columbia Variable Portfolio - Marsico Growth Fund Class 2 Sub-Account (CMG)	1,464,386	24,332,443	29,170,579
Columbia Variable Portfolio - Marsico International Opportunities Fund Class 2 Sub-Account (NMI)	802,993	10,786,368	10,671,777
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (CSC)	958	15,172	13,935
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FVB)	5,314,118	71,591,872	76,682,725
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (FL1)	9,762,847	177,348,027	221,030,866
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F10)	526,601	4,971,587	5,402,924
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (F15)	2,730,423	26,788,435	28,232,570
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F20)	3,646,468	36,243,061	37,084,576
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (FVM)	5,521,138	144,905,139	157,794,136
First Eagle Overseas Variable Fund Sub-Account (SGI)	17,601,435	433,219,584	461,685,633
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account (S17)	6,406,567	38,440,725	48,625,842
Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account (ISC)	8,093,129	109,281,804	115,893,601
Franklin Templeton VIP Franklin Income Securities Fund Class 4 Sub-Account (AAZ)	92,045	1,314,287	1,338,333
Franklin Templeton VIP Franklin Mutual Shares Securities Fund Class 4 Sub-Account (BBC)	6,818	103,741	105,338
Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class2) Sub-Account (FVS)	2,509,479	34,546,973	38,972,207
Franklin Templeton VIP Franklin Small Cap Value Securities Fund Class 4 Sub-Account (BBA)	32,720	510,094	514,029
Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account (SIC)	2,801,009	34,134,199	34,368,378

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2011
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Franklin Templeton VIP Franklin Strategic Income Securities Fund Class 4 Sub- Account (BBB)	15,202	$ 188,592	$ 189,112
Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account (FMS)	15,844,464	216,174,737	243,687,852
Franklin Templeton VIP Templeton Developing Markets Securities Fund (Class 2) Sub-Account (TDM)	4,934,966	42,029,676	46,487,383
Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account (FTI)	16,504,655	220,761,145	207,298,469
Franklin Templeton VIP Templeton Global Bond Securities Class 4 Sub-Account (AAX)	16,844	309,960	310,599
Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account (FTG)	3,046,940	31,878,866	30,804,560
Huntington VA Balanced Fund Sub-Account (HBF)	1,205,567	15,441,872	16,106,376
Huntington VA Dividend Capture Sub-Account (HVD)	434,508	3,718,767	4,371,146
Huntington VA Growth Sub-Account (HVG)	106,874	744,526	807,966
Huntington VA Income Equity Sub-Account (HVI)	123,585	864,272	1,114,733
Huntington VA International Equity Sub-Account (HVE)	394,051	4,929,365	4,976,865
Huntington VA Macro 100 Sub-Account (HVM)	8,772	67,928	77,544
Huntington VA Mid Corp America Sub-Account (HVC)	74,239	975,648	1,267,264
Huntington VA Mortgage Securities Sub-Account (HVS)	710,382	8,251,668	8,425,130
Huntington VA New Economy Sub-Account (HVN)	36,373	376,077	401,560
Huntington VA Real Strategies Fund Sub-Account (HRS)	297,454	2,423,643	2,498,612
Huntington VA Rotating Markets Sub-Account (HVR)	116,025	1,213,341	1,371,418
Huntington VA Situs Fund Sub-Account (HSS)	337,773	4,180,566	5,015,924
Invesco V.I. International Growth Fund II Sub-Account (AI8)	479	12,752	12,500
Invesco Van Kampen V.I. Mid Cap Value Fund II Sub-Account (VKC)	509,944	6,330,027	6,491,582
Invesco Van Kampen V.I. Comstock Fund Series II Sub-Account (VLC)	2,022,590	20,413,936	22,814,813
Invesco Van Kampen V.I. Equity and Income Fund II Sub-Account (VKU)	3,789,550	50,031,970	51,651,570
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account (AAY)	146,590	1,706,626	1,712,175
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account (AAM)	3,527	52,971	53,540
Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account (LRE)	3,060,630	61,021,629	57,264,390
Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account (LA9)	3,395,408	46,200,532	41,525,839
Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account (LAV)	2,827,303	43,271,017	45,971,939
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MIT)	9,080,839	251,243,952	289,315,519
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MFL)	4,246,670	121,335,858	134,407,094

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2011
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
MFS VIT II Bond Portfolio I Class Sub-Account (BDS)	7,660,025	$ 80,578,734	$ 89,392,489
MFS VIT II Bond Portfolio S Class Sub-Account (MF7)	13,283,579	146,637,417	153,558,169
MFS VIT II Core Equity Portfolio I Class Sub-Account (RGS)	6,771,676	105,314,882	94,464,876
MFS VIT II Core Equity Portfolio S Class Sub-Account (RG1)	2,569,546	32,081,886	35,562,513
MFS VIT II Emerging Growth Portfolio S Class Sub-Account (MFF)	453,438	7,972,440	9,830,538
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (EME)	2,659,693	42,570,264	36,810,149
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (EM1)	2,379,711	36,195,302	32,459,265
MFS VIT II Global Governments Portfolio I Class Sub-Account (GGS)	2,309,957	24,860,457	26,079,409
MFS VIT II Global Governments Portfolio S Class Sub-Account (GG1)	233,182	2,451,945	2,595,319
MFS VIT II Global Growth Portfolio I Class Sub-Account (GGR)	3,564,153	44,466,645	53,854,348
MFS VIT II Global Growth Portfolio S Class Sub-Account (GG2)	200,409	2,878,466	3,014,152
MFS VIT II Global Research Portfolio I Class Sub-Account (RES)	6,365,792	102,221,745	112,738,179
MFS VIT II Global Research Portfolio S Class Sub-Account (RE1)	699,598	10,621,789	12,312,934
MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account (GTR)	5,214,095	79,188,999	74,144,437
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (GT2)	61,765,368	866,854,543	868,421,080
MFS VIT II Government Securities Portfolio I Class Sub-Account (GSS)	11,886,690	153,093,689	163,085,391
MFS VIT II Government Securities Portfolio S Class Sub-Account (MFK)	27,856,357	363,865,212	379,403,581
MFS VIT II Growth Portfolio Sub-Account (EGS)	5,672,806	92,914,936	125,312,279
MFS VIT II High Yield Portfolio I Class Sub-Account (HYS)	15,527,013	82,878,049	87,572,356
MFS VIT II High Yield Portfolio S Class Sub-Account (MFC)	13,060,266	64,259,035	73,006,888
MFS VIT II International Growth Portfolio I Class Sub-Account (IGS)	4,613,568	62,882,273	51,118,336
MFS VIT II International Growth Portfolio S Class Sub-Account (IG1)	2,195,489	26,481,897	24,150,384
MFS VIT II International Value Portfolio I Class Sub-Account (MII)	3,054,208	52,308,022	46,301,793
MFS VIT II International Value Portfolio S Class Sub-Account (MI1)	10,550,943	158,831,260	158,158,631
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MIS)	28,055,743	277,906,965	321,238,256
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (M1B)	4,259,146	41,752,023	48,426,495
MFS VIT II Mid Cap Growth Portfolio I Class Sub-Account (MCS)	3,465,038	18,590,168	19,577,466
MFS VIT II Mid Cap Growth Portfolio S Class Sub-Account (MC1)	1,943,728	8,615,241	10,729,378
MFS VIT II Money Market Portfolio I Class Sub-Account (MMS)	96,588,498	96,588,498	96,588,498
MFS VIT II Money Market Portfolio S Class Sub-Account (MM1)	123,631,881	123,631,881	123,631,881
MFS VIT II New Discovery Portfolio I Class Sub-Account (NWD)	3,600,873	49,930,331	54,733,267
MFS VIT II New Discovery Portfolio S Class Sub-Account (M1A)	4,097,665	47,377,245	60,317,624

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2011
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
MFS VIT II Research International Portfolio I Class Sub-Account (RIS)	2,722,268	$ 44,799,264	$ 32,503,881
MFS VIT II Research International Portfolio S Class Sub-Account (RI1)	7,647,358	100,339,855	90,238,822
MFS VIT II Strategic Income Portfolio I Class Sub-Account (SIS)	3,791,222	35,169,742	36,926,506
MFS VIT II Strategic Income Portfolio S Class Sub-Account (SI1)	1,036,421	9,609,754	10,022,193
MFS VIT II Technology Portfolio I Class Sub-Account (TEC)	2,108,149	12,250,355	14,588,392
MFS VIT II Technology Portfolio S Class Sub-Account (TE1)	216,390	1,237,712	1,456,301
MFS VIT II Total Return Portfolio I Class Sub-Account (TRS)	27,032,760	471,555,000	449,284,475
MFS VIT II Total Return Portfolio S Class Sub-Account (MFJ)	39,071,232	650,704,270	643,112,485
MFS VIT II Utilities Portfolio I Class Sub-Account (UTS)	6,902,630	143,128,829	154,204,748
MFS VIT II Utilities Portfolio S Class Sub-Account (MFE)	5,278,450	101,776,373	116,653,740
MFS VIT II Value Portfolio I Class Sub-Account (MVS)	8,353,675	127,954,860	105,590,450
MFS VIT II Value Portfolio S Class Sub-Account (MV1)	15,160,235	178,335,339	189,806,138
MFS VIT Research Bond Series (Service Class) Sub-Account (AAN)	178,612	2,280,220	2,295,169
Morgan Stanley UIF Growth Portfolio Class II Sub-Account (AAW)	1,191	24,217	23,549
Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account (VKM)	1,315,079	15,287,861	14,623,674
Oppenheimer Balanced Fund/VA (Service Shares) Sub-Account (OBV)	1,116,984	10,502,702	12,476,713
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account (OCA)	593,542	20,438,714	23,385,558
Oppenheimer Global Securities Fund/VA (Service Shares) Sub-Account (OGG)	1,050,367	26,744,442	28,580,499
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (OMG)	18,367,914	348,170,650	377,093,266
Oppenheimer Main Street Small- & Mid-Cap Fund/VA (Service Shares) Sub-Account (OMS)	488,833	7,249,027	8,319,941
PIMCO Equity Series Pathfinder Portfolio Advisor Class Sub-Account (AAQ)	7,272	71,426	71,413
PIMCO VIT All Asset Portfolio Admin Class Sub-Account (PRA)	526,491	5,727,789	5,491,304
PIMCO VIT All Asset Portfolio Advisor Class Sub-Account (AAP)	727,390	7,757,163	7,630,325
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account (BBD)	78,268	592,073	569,007
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (PCR)	10,273,536	85,494,867	73,969,457
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PMB)	1,833,383	24,376,259	25,025,685
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Sub -Account (BBE)	30,613	417,863	417,873
PIMCO VIT Global Multi-Asset Portfolio Advisor Class Sub-Account (6TT)	85,904,239	1,068,731,064	1,044,595,551
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (PRR)	7,417,235	92,093,378	103,470,424
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (PTR)	33,231,147	357,555,000	366,207,244

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2011
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Putnam VT Absolute Return 500 Fund Class IB Sub-Account (AAR)	232,720	$ 2,223,017	$ 2,236,443
Putnam VT Equity Income Fund Class IB Sub-Account (AAS)	19,146	256,235	257,899
SC AllianceBernstein International Value (Service Class) Sub-Account (3XX)	459,477	4,332,363	3,542,567
SC BlackRock Inflation Protected Bond (Service Class) Sub-Account (5XX)	23,186,257	251,265,337	262,236,569
SC BlackRock International Index Fund (Service Class) Sub-Account (SBI)	469,664	4,507,183	4,250,461
SC BlackRock Large Cap Index Fund (Service Class) Sub-Account (SSA)	3,092,464	26,662,825	26,193,175
SC BlackRock Small Cap Index Fund (Service Class) Sub-Account (VSC)	8,947,054	76,404,458	109,690,881
SC Columbia Small Cap Value Service Sub-Account (2XX)	1,322,376	12,808,426	10,975,717
SC Davis Venture Value Fund (Service Class) Sub-Account (SVV)	20,072,747	182,644,375	219,796,575
SC Goldman Sachs Mid Cap Value Fund (Initial Class) Sub-Account (SGC)	6,071,824	42,023,588	52,581,997
SC Goldman Sachs Mid Cap Value Fund (Service Class) Sub-Account (S13)	3,228,685	28,548,310	27,863,552
SC Goldman Sachs Short Duration Fund (Initial Class) Sub-Account (SDC)	50,701,758	517,537,725	516,143,901
SC Goldman Sachs Short Duration Fund (Service Class) Sub-Account (S15)	17,597,942	180,764,448	178,971,071
SC Ibbotson Balanced Fund (Service Class) Sub-Account (7XX)	148,651,726	1,697,908,386	1,721,386,983
SC Ibbotson Conservative Fund (Service Class) Sub-Account (6XX)	77,508,855	861,167,509	888,251,475
SC Ibbotson Growth Fund (Service Class) Sub-Account (8XX)	47,367,140	504,706,729	506,828,400
SC Invesco Small Cap Growth Service Sub-Account (1XX)	1,149,252	12,335,205	12,044,157
SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account (SLC)	44,415,917	271,529,271	286,926,824
SC Lord Abbett Growth & Income Fund (Service Class) Sub-Account (S12)	2,065,340	15,443,377	13,280,139
SC PIMCO High Yield Fund (Service Class) Sub-Account (S14)	3,093,016	29,445,172	28,641,325
SC PIMCO Total Return (Service Class) Sub-Account (4XX)	57,277,968	654,809,825	651,823,271
SC WMC Blue Chip Mid Cap Fund (Service Class) Sub-Account (S16)	2,440,088	26,625,573	33,258,401
SC WMC Large Cap Growth Fund (Service Class) Sub-Account (LGF)	606,721	5,342,389	5,569,702
Sun Capital Global Real Estate Fund (Initial Class) Sub-Account (SC3)	404,895	3,473,450	3,947,722
Sun Capital Global Real Estate Fund (Service Class) Sub-Account (SRE)	10,055,075	91,489,809	108,997,013
Sun Capital Investment Grade Bond Fund (Service Class) Sub-Account (IGB)	17,301,696	162,913,343	166,269,297
Sun Capital Money Market Fund (Service Class) Sub-Account(CMM)	150,089,582	150,089,582	150,089,582

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2011
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Wanger Select Fund Sub-Account (WTF)	28,959	$ 473,339	$ 676,190
Wanger USA Sub-Account (USC)	1,907	60,359	56,842
Wells Fargo Advantage VT Total Return Bond Fund Class 2 Sub-Account (AAL)	1,383,755	14,492,855	14,584,779

Total investments		$ 16,422,662,688	$ 16,925,969,194

Total assets		$ 16,422,662,688	$ 16,925,969,194

Liabilities:
Payable to Sponsor			$ 6,773,685

Total liabilities			6,773,685

Net Assets			$ 16,919,195,509

The accompanying notes are an integral part of these financial statements.

 SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2011
		Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for	Total
	Units	Value	Variable Annuities	Value
Net Assets:

AVB	5,947,187	$ 57,458,501	$ -	$ 57,458,501
AAA	4,101,476	38,568,416	-	38,568,416
AN4	1,252,450	8,892,693	-	8,892,693
IVB	11,207,531	64,608,169	-	64,608,169
AAU	6,115	64,141	-	64,141
9XX	61,777,993	757,127,151	-	757,127,151
NMT	3,533	38,189	-	38,189
MCC	13,269,893	110,553,433	13,269	110,566,702
NNG	2,170	24,200	-	24,200
CMG	2,948,066	29,170,579	-	29,170,579
NMI	1,007,217	10,671,777	-	10,671,777
CSC	1,172	13,935	-	13,935
FVB	7,396,640	76,682,725	-	76,682,725
FL1	22,654,962	221,030,866	-	221,030,866
F10	472,101	5,402,924	-	5,402,924
F15	2,439,910	28,232,570	-	28,232,570
F20	3,280,196	37,084,576	-	37,084,576
FVM	14,937,626	157,785,121	7,276	157,792,397
SGI	42,483,720	461,677,945	6,389	461,684,334
S17	5,135,868	48,625,842	-	48,625,842
ISC	11,052,281	115,849,081	44,225	115,893,306
AAZ	129,363	1,338,333	-	1,338,333
BBC	9,990	105,338	-	105,338
FVS	2,017,094	38,966,850	3,533	38,970,383
BBA	46,701	514,029	-	514,029
SIC	2,800,517	34,368,378	-	34,368,378
BBB	18,795	189,112	-	189,112
FMS	16,848,114	243,682,821	3,164	243,685,985
TDM	3,451,536	46,483,997	2,797	46,486,794
FTI	13,164,270	207,215,388	74,961	207,290,349
AAX	31,720	310,599	-	310,599
FTG	2,191,897	30,804,560	-	30,804,560
HBF	1,299,312	16,106,376	-	16,106,376
HVD	419,954	4,371,146	-	4,371,146
HVG	109,345	807,966	-	807,966
HVI	129,405	1,114,733	-	1,114,733
HVE	673,679	4,976,865	-	4,976,865
HVM	8,964	77,544	-	77,544
HVC	135,012	1,267,264	-	1,267,264
HVS	745,930	8,425,130	-	8,425,130
HVN	64,413	401,560	-	401,560
HRS	365,057	2,498,612	-	2,498,612

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2011
		Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for	Total
	Units	Value	Variable Annuities	Value
Net Assets (continued):

HVR	160,878	$ 1,371,418	$ -	$ 1,371,418
HSS	519,574	5,015,924	-	5,015,924
AI8	1,222	12,500	-	12,500
VKC	608,083	6,491,582	-	6,491,582
VLC	2,647,256	22,814,813	-	22,814,813
VKU	4,795,893	51,651,570	-	51,651,570
AAY	170,792	1,712,175	-	1,712,175
AAM	5,184	53,540	-	53,540
LRE	6,403,042	57,264,390	-	57,264,390
LA9	3,079,831	41,509,363	15,398	41,524,761
LAV	3,280,677	45,971,939	-	45,971,939
MIT	18,480,552	287,220,641	1,241,661	288,462,302
MFL	9,632,098	134,346,841	54,413	134,401,254
BDS	4,609,175	88,763,790	417,841	89,181,631
MF7	9,806,250	153,556,663	-	153,556,663
RGS	7,453,731	94,104,427	225,445	94,329,872
RG1	3,585,793	35,556,823	882	35,557,705
MFF	776,655	9,830,029	-	9,830,029
EME	1,418,256	36,395,186	275,424	36,670,610
EM1	2,229,533	32,459,265	-	32,459,265
GGS	1,256,337	25,923,094	84,917	26,008,011
GG1	155,653	2,593,778	-	2,593,778
GGR	2,773,868	53,412,794	282,789	53,695,583
GG2	205,718	3,009,507	3,063	3,012,570
RES	7,166,923	111,686,937	683,620	112,370,557
RE1	969,870	12,311,079	558	12,311,637
GTR	3,221,964	73,239,210	513,559	73,752,769
GT2	83,798,499	868,416,102	3,419	868,419,521
GSS	8,225,599	162,298,916	628,083	162,926,999
MFK	28,525,248	379,069,888	296,584	379,366,472
EGS	9,986,814	124,500,490	571,933	125,072,423
HYS	4,271,067	86,592,305	507,501	87,099,806
MFC	4,304,415	72,932,180	63,608	72,995,788
IGS	3,253,080	50,857,762	176,556	51,034,318
IG1	2,183,236	24,149,594	-	24,149,594
MII	2,220,602	45,871,676	306,080	46,177,756
MI1	16,726,064	158,147,542	9,374	158,156,916
MIS	31,914,695	318,857,634	2,153,664	321,011,298
M1B	4,131,256	48,419,174	5,802	48,424,976
MCS	3,961,768	19,512,810	55,077	19,567,887
MC1	1,221,431	10,727,058	971	10,728,029
MMS	7,697,443	94,758,910	1,264,552	96,023,462

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2011
		Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for	Total
	Units	Value	Variable Annuities	Value
Net Assets (continued):

MM1	12,602,049	$ 123,548,184	$ 74,611	$ 123,622,795
NWD	3,937,734	54,572,228	113,546	54,685,774
M1A	3,562,208	60,281,721	28,669	60,310,390
RIS	2,377,975	32,425,103	81,004	32,506,107
RI1	5,379,665	90,212,068	24,977	90,237,045
SIS	2,148,862	36,765,919	150,485	36,916,404
SI1	636,505	10,015,557	4,003	10,019,560
TEC	2,826,156	14,530,755	51,330	14,582,085
TE1	130,600	1,456,301	-	1,456,301
TRS	19,776,275	443,967,417	3,610,433	447,577,850
MFJ	45,326,523	642,778,584	284,246	643,062,830
UTS	5,272,233	152,925,586	813,768	153,739,354
MFE	3,652,256	116,647,777	1,374	116,649,151
MVS	6,332,031	104,937,045	561,358	105,498,403
MV1	12,369,770	189,797,106	3,502	189,800,608
AAN	228,381	2,295,169	-	2,295,169
AAW	2,558	23,549	-	23,549
VKM	1,270,344	14,623,674	-	14,623,674
OBV	1,674,843	12,476,713	-	12,476,713
OCA	1,706,163	23,379,128	4,920	23,384,048
OGG	2,105,725	28,580,499	-	28,580,499
OMG	27,952,286	376,987,976	94,823	377,082,799
OMS	448,379	8,319,941	-	8,319,941
AAQ	7,060	71,413	-	71,413
PRA	447,883	5,491,304	-	5,491,304
AAP	763,861	7,630,325	-	7,630,325
BBD	62,501	569,007	-	569,007
PCR	7,266,721	73,969,457	-	73,969,457
PMB	1,020,777	25,025,685	-	25,025,685
BBE	41,476	417,873	-	417,873
6TT	92,518,029	1,044,595,551	-	1,044,595,551
PRR	6,421,218	103,470,424	-	103,470,424
PTR	24,120,523	366,100,415	94,001	366,194,416
AAR	222,829	2,236,443	-	2,236,443
AAS	24,071	257,899	-	257,899
3XX	358,397	3,542,567	-	3,542,567
5XX	21,180,067	262,236,569	-	262,236,569
SBI	492,505	4,250,461	-	4,250,461
SSA	2,632,636	26,193,175	-	26,193,175
VSC	12,024,401	109,676,957	12,085	109,689,042
2XX	837,562	10,975,717	-	10,975,717
SVV	25,668,113	219,780,477	14,269	219,794,746
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2011
		Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for	Total
	Units	Value	Variable Annuities	Value
Net Assets (continued):

SGC	4,999,791	$ 52,562,307	$ 16,333	$ 52,578,640
S13	2,669,109	27,863,552	-	27,863,552
SDC	50,037,729	516,049,055	88,011	516,137,066
S15	17,502,438	178,971,071	-	178,971,071
7XX	132,031,901	1,721,386,983	-	1,721,386,983
6XX	71,730,436	888,251,353	-	888,251,353
8XX	37,705,543	506,828,400	-	506,828,400
1XX	860,442	12,037,223	7,066	12,044,289
SLC	32,153,502	286,810,014	101,629	286,911,643
S12	1,500,444	13,280,139	-	13,280,139
S14	2,326,972	28,641,325	-	28,641,325
4XX	53,824,196	651,823,271	-	651,823,271
S16	3,190,123	33,258,401	-	33,258,401
LGF	663,785	5,569,702	-	5,569,702
SC3	253,031	3,944,169	2,677	3,946,846
SRE	9,929,655	108,974,506	20,796	108,995,302
IGB	13,453,290	166,269,297	-	166,269,297
CMM	14,892,335	149,951,761	126,392	150,078,153
WTF	56,247	676,190	-	676,190
USC	4,964	56,842	-	56,842
AAL	1,392,144	14,584,779	-	14,584,779

Total net assets		$ 16,902,810,813	$ 16,384,696	$ 16,919,195,509

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	AVB	AAA	AN4
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 1,242,992	$ -	$ 249,737

Expenses:
Mortality and expense risk charges	(824,873)	(152,758)	(136,783)
Distribution and administrative expense charges	(98,985)	(18,331)	(16,414)
Net investment income (loss)	319,134	(171,089)	96,540

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of investments	1,869,277	(6,157)	276,732
Realized gain distributions	-	-	-
Net realized gains (losses)	1,869,277	(6,157)	276,732

Net change in unrealized appreciation/ depreciation	(4,999,607)	667	(2,055,549)

Net realized and change in unrealized losses	(3,130,330)	(5,490)	(1,778,817)

Decrease in net assets from operations	$ (2,811,196)	$ (176,579)	$ (1,682,277)

	IVB	AAU	9XX
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 2,923,382	$ -	$ 17,942,667

Expenses:
Mortality and expense risk charges	(1,113,242)	(48)	(10,411,129)
Distribution and administrative expense charges	(133,589)	(6)	(1,249,336)
Net investment income (loss)	1,676,551	(54)	6,282,202

Net realized and change in unrealized (losses) gains:
Net realized gains on sale of investments	129,126	33	11,729,321
Realized gain distributions	-	-	19,063,805
Net realized gains	129,126	33	30,793,126

Net change in unrealized appreciation/ depreciation	(17,353,908)	2,169	(77,867,381)

Net realized and change in unrealized (losses) gains	(17,224,782)	2,202	(47,074,255)

(Decrease) increase in net assets from operations	$ (15,548,231)	$ 2,148	$ (40,792,053)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	NMT	MCC	NNG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ -	$ 83

Expenses:
Mortality and expense risk charges	(590)	(1,920,158)	(1,582)
Distribution and administrative expense charges	(71)	(230,419)	(190)
Net investment loss	(661)	(2,150,577)	(1,689)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of investments	(409)	(2,781,978)	11,905
Realized gain distributions	-	-	-
Net realized (losses) gains	(409)	(2,781,978)	11,905

Net change in unrealized appreciation/ depreciation	(4,433)	(12,374,508)	(16,572)

Net realized and change in unrealized losses	(4,842)	(15,156,486)	(4,667)

Decrease in net assets from operations	$ (5,503)	$ (17,307,063)	$ (6,356)

	CMG	NMI	CSC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 27,732	$ 103,564	$ 131

Expenses:
Mortality and expense risk charges	(442,169)	(191,926)	(220)
Distribution and administrative expense charges	(53,060)	(23,031)	(26)
Net investment loss	(467,497)	(111,393)	(115)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of investments	799,290	523,432	(243)
Realized gain distributions	-	-	1,599
Net realized gains	799,290	523,432	1,356

Net change in unrealized appreciation/ depreciation	(1,705,400)	(2,826,003)	(2,461)

Net realized and change in unrealized losses	(906,110)	(2,302,571)	(1,105)

Decrease in net assets from operations	$ (1,373,607)	$ (2,413,964)	$ (1,220)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	FVB	FL1	F10
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 1,148,643	$ 1,836,303	$ 102,827

Expenses:
Mortality and expense risk charges	(1,023,128)	(3,395,176)	(93,685)
Distribution and administrative expense charges	(122,775)	(407,421)	(11,242)
Net investment income (loss)	2,740	(1,966,294)	(2,100)

Net realized and change in unrealized losses:
Net realized gains on sale of investments	2,270,791	11,701,252	254,946
Realized gain distributions	213,579	-	28,761
Net realized gains	2,484,370	11,701,252	283,707

Net change in unrealized appreciation/ depreciation	(6,962,155)	(19,823,020)	(387,734)

Net realized and change in unrealized losses	(4,477,785)	(8,121,768)	(104,027)

Decrease in net assets from operations	$ (4,475,045)	$ (10,088,062)	$ (106,127)

	F15	F20	FVM
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 533,067	$ 744,563	$ 37,995

Expenses:
Mortality and expense risk charges	(455,411)	(604,407)	(2,599,043)
Distribution and administrative expense charges	(54,649)	(72,529)	(311,885)
Net investment income (loss)	23,007	67,627	(2,872,933)

Net realized and change in unrealized losses:
Net realized losses on sale of investments	(549,960)	(860,922)	(2,764,751)
Realized gain distributions	146,593	142,500	298,540
Net realized losses	(403,367)	(718,422)	(2,466,211)

Net change in unrealized appreciation/ depreciation	(193,367)	(492,015)	(16,962,976)

Net realized and change in unrealized losses	(596,734)	(1,210,437)	(19,429,187)

Decrease in net assets from operations	$ (573,727)	$ (1,142,810)	$ (22,302,120)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	SGI	S17	ISC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 5,872,831	$ 8,195	$ 6,563,565

Expenses:
Mortality and expense risk charges	(7,047,525)	(790,415)	(1,712,751)
Distribution and administrative expense charges	(845,703)	(94,850)	(205,530)
Net investment (loss) income	(2,020,397)	(877,070)	4,645,284

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of investments	1,338,443	258,562	(2,738,894)
Realized gain distributions	8,148,343	-	-
Net realized gains (losses)	9,486,786	258,562	(2,738,894)

Net change in unrealized appreciation/ depreciation	(45,605,215)	(959,210)	(1,545,606)

Net realized and change in unrealized losses	(36,118,429)	(700,648)	(4,284,500)

(Decrease) increase in net assets from operations	$ (38,138,826)	$ (1,577,718)	$ 360,784

	AAZ	BBC	FVS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ -	$ 292,831

Expenses:
Mortality and expense risk charges	(1,251)	(79)	(645,460)
Distribution and administrative expense charges	(150)	(10)	(77,455)
Net investment loss	(1,401)	(89)	(430,084)

Net realized and change in unrealized gains (losses):
Net realized (losses) gains on sale of investments	(41)	1	3,422,962
Realized gain distributions	-	-	-
Net realized (losses) gains	(41)	1	3,422,962

Net change in unrealized appreciation/ depreciation	24,046	1,597	(5,359,748)

Net realized and change in unrealized gains (losses)	24,005	1,598	(1,936,786)

Increase (decrease) in net assets from operations	$ 22,604	$ 1,509	$ (2,366,870)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	BBA	SIC	BBB
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ 1,988,960	$ -

Expenses:
Mortality and expense risk charges	(519)	(499,870)	(209)
Distribution and administrative expense charges	(62)	(59,984)	(25)
Net investment (loss) income	(581)	1,429,106	(234)

Net realized and change in unrealized gains (losses):
Net realized (losses) gains on sale of investments	(9)	1,046,155	(4)
Realized gain distributions	-	-	-
Net realized (losses) gains	(9)	1,046,155	(4)

Net change in unrealized appreciation/ depreciation	3,935	(2,245,020)	520

Net realized and change in unrealized gains (losses)	3,926	(1,198,865)	516

Increase in net assets from operations	$ 3,345	$ 230,241	$ 282

	FMS	TDM	FTI
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 5,997,744	$ 517,476	$ 4,091,409

Expenses:
Mortality and expense risk charges	(3,878,500)	(820,105)	(3,811,088)
Distribution and administrative expense charges	(465,420)	(98,413)	(457,331)
Net investment income (loss)	1,653,824	(401,042)	(177,010)

Net realized and change in unrealized losses:
Net realized losses on sale of investments	(10,633,380)	(1,989,043)	(20,735,923)
Realized gain distributions	-	-	-
Net realized losses	(10,633,380)	(1,989,043)	(20,735,923)

Net change in unrealized appreciation/ depreciation	2,656,053	(7,349,434)	(5,535,384)

Net realized and change in unrealized losses	(7,977,327)	(9,338,477)	(26,271,307)

Decrease in net assets from operations	$ (6,323,503)	$ (9,739,519)	$ (26,448,317)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	AAX	FTG	HBF
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ 460,170	$ 145,866

Expenses:
Mortality and expense risk charges	(365)	(515,427)	(183,545)
Distribution and administrative expense charges	(44)	(61,851)	(22,025)
Net investment loss	(409)	(117,108)	(59,704)

Net realized and change in unrealized gains (losses):
Net realized (losses) gains on sale of investments	(2)	(3,107,548)	110,322
Realized gain distributions	-	-	669
Net realized (losses) gains	(2)	(3,107,548)	110,991

Net change in unrealized appreciation/ depreciation	639	489,250	(108,058)

Net realized and change in unrealized gains (losses)	637	(2,618,298)	2,933

Increase (decrease) in net assets from operations	$ 228	$ (2,735,406)	$ (56,771)

	HVD	HVG	HVI
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 159,351	$ 1,263	$ 31,595

Expenses:
Mortality and expense risk charges	(57,825)	(11,147)	(15,538)
Distribution and administrative expense charges	(6,939)	(1,338)	(1,865)
Net investment income (loss)	94,587	(11,222)	14,192

Net realized and change in unrealized gains (losses):
Net realized gains on sale of investments	155,657	10,797	16,461
Realized gain distributions	-	-	-
Net realized gains	155,657	10,797	16,461

Net change in unrealized appreciation/ depreciation	(29,881)	(37,962)	29,960

Net realized and change in unrealized gains (losses)	125,776	(27,165)	46,421

Increase (decrease) in net assets from operations	$ 220,363	$ (38,387)	$ 60,613

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	HVE	HVM	HVC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 61,785	$ 440	$ 6,047

Expenses:
Mortality and expense risk charges	(72,227)	(928)	(19,165)
Distribution and administrative expense charges	(8,667)	(111)	(2,300)
Net investment loss	(19,109)	(599)	(15,418)

Net realized and change in unrealized losses:
Net realized gains on sale of investments	91,806	55	30,659
Realized gain distributions	-	-	-
Net realized gains	91,806	55	30,659

Net change in unrealized appreciation/ depreciation	(740,178)	(956)	(69,829)

Net realized and change in unrealized losses	(648,372)	(901)	(39,170)

Decrease in net assets from operations	$ (667,481)	$ (1,500)	$ (54,588)

	HVS	HVN	HRS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 165,941	$ -	$ 3,951

Expenses:
Mortality and expense risk charges	(95,469)	(5,762)	(34,429)
Distribution and administrative expense charges	(11,456)	(691)	(4,131)
Net investment income (loss)	59,016	(6,453)	(34,609)

Net realized and change in unrealized gains (losses):
Net realized gains on sale of investments	52,714	517	76,326
Realized gain distributions	-	-	-
Net realized gains	52,714	517	76,326

Net change in unrealized appreciation/ depreciation	149,991	(55,256)	(325,556)

Net realized and change in unrealized gains (losses)	202,705	(54,739)	(249,230)

Increase (decrease) in net assets from operations	$ 261,721	$ (61,192)	$ (283,839)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	HVR	HSS	AI8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 4,555	$ 1,175	$ -

Expenses:
Mortality and expense risk charges	(19,010)	(69,214)	(16)
Distribution and administrative expense charges	(2,281)	(8,306)	(2)
Net investment loss	(16,736)	(76,345)	(18)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	45,190	215,969	(1)
Realized gain distributions	-	-	-
Net realized gains (losses)	45,190	215,969	(1)

Net change in unrealized appreciation/ depreciation	36,303	(272,980)	(252)

Net realized and change in unrealized gains (losses)	81,493	(57,011)	(253)

Increase (decrease) in net assets from operations	$ 64,757	$ (133,356)	$ (271)

	VKC	VLC	VKU
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 38,295	$ 335,236	$ 661,113

Expenses:
Mortality and expense risk charges	(98,221)	(367,313)	(596,619)
Distribution and administrative expense charges	(11,787)	(44,078)	(71,594)
Net investment loss	(71,713)	(76,155)	(7,100)

Net realized and change in unrealized losses:
Net realized gains on sale of investments	643,544	1,412,990	848,883
Realized gain distributions	-	-	-
Net realized gains	643,544	1,412,990	848,883

Net change in unrealized appreciation/ depreciation	(687,441)	(2,322,504)	(2,444,214)

Net realized and change in unrealized losses	(43,897)	(909,514)	(1,595,331)

Decrease in net assets from operations	$ (115,610)	$ (985,669)	$ (1,602,431)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	AAY	AAM	LRE
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ -	$ 1,248,199

Expenses:
Mortality and expense risk charges	(1,223)	(51)	(903,624)
Distribution and administrative expense charges	(147)	(6)	(108,435)
Net investment (loss) income	(1,370)	(57)	236,140

Net realized and change in unrealized gains (losses):
Net realized gains on sale of investments	10	-	5,487,658
Realized gain distributions	-	-	-
Net realized gains	10	-	5,487,658

Net change in unrealized appreciation/ depreciation	5,549	569	(18,465,347)

Net realized and change in unrealized gains (losses)	5,559	569	(12,977,689)

Increase (decrease) in net assets from operations	$ 4,189	$ 512	$ (12,741,549)

	LA9	LAV	MIT
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ 94,940	$ 5,854,999

Expenses:
Mortality and expense risk charges	(759,947)	(746,640)	(3,952,520)
Distribution and administrative expense charges	(91,193)	(89,597)	(474,302)
Net investment (loss) income	(851,140)	(741,297)	1,428,177

Net realized and change in unrealized (losses) gains:
Net realized gains on sale of investments	940,779	2,892,252	6,865,434
Realized gain distributions	10,042,616	1,542,710	-
Net realized gains	10,983,395	4,434,962	6,865,434

Net change in unrealized appreciation/ depreciation	(15,665,930)	(7,113,301)	(5,859,002)

Net realized and change in unrealized (losses) gains	(4,682,535)	(2,678,339)	1,006,432

(Decrease) increase in net assets from operations	$ (5,533,675)	$ (3,419,636)	$ 2,434,609

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	MFL	BDS	MF7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 2,427,630	$ 4,371,790	$ 7,222,431

Expenses:
Mortality and expense risk charges	(2,363,199)	(1,156,811)	(2,178,359)
Distribution and administrative expense charges	(283,584)	(138,817)	(261,403)
Net investment (loss) income	(219,153)	3,076,162	4,782,669

Net realized and change in unrealized gains:
Net realized gains on sale of investments	1,981,548	1,630,942	6,613,391
Realized gain distributions	-	-	-
Net realized gains	1,981,548	1,630,942	6,613,391

Net change in unrealized appreciation/ depreciation	(945,329)	(192,225)	(4,733,564)

Net realized and change in unrealized gains	1,036,219	1,438,717	1,879,827

Increase in net assets from operations	$ 817,066	$ 4,514,879	$ 6,662,496

	RGS	RG1	MFF
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 987,904	$ 267,955	$ -

Expenses:
Mortality and expense risk charges	(1,323,313)	(529,864)	(159,671)
Distribution and administrative expense charges	(158,798)	(63,584)	(19,160)
Net investment loss	(494,207)	(325,493)	(178,831)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of investments	(2,781,867)	1,462,217	779,030
Realized gain distributions	-	-	-
Net realized (losses) gains	(2,781,867)	1,462,217	779,030

Net change in unrealized appreciation/ depreciation	1,088,996	(2,203,494)	(781,522)

Net realized and change in unrealized losses	(1,692,871)	(741,277)	(2,492)

Decrease in net assets from operations	$ (2,187,078)	$ (1,066,770)	$ (181,323)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	EME	EM1	GGS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 241,810	$ 120,226	$ 597,362

Expenses:
Mortality and expense risk charges	(573,729)	(498,097)	(334,408)
Distribution and administrative expense charges	(68,847)	(59,772)	(40,129)
Net investment (loss) income	(400,766)	(437,643)	222,825

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of investments	(3,963,242)	1,578,227	4,727
Realized gain distributions	1,850,846	1,416,111	273,418
Net realized (losses) gains	(2,112,396)	2,994,338	278,145

Net change in unrealized appreciation/ depreciation	(6,970,297)	(9,923,358)	669,954

Net realized and change in unrealized (losses) gains	(9,082,693)	(6,929,020)	948,099

(Decrease) increase in net assets from operations	$ (9,483,459)	$ (7,366,663)	$ 1,170,924

	GG1	GGR	GG2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 54,821	$ 421,773	$ 13,021

Expenses:
Mortality and expense risk charges	(38,964)	(768,542)	(50,501)
Distribution and administrative expense charges	(4,676)	(92,225)	(6,060)
Net investment income (loss)	11,181	(438,994)	(43,540)

Net realized and change in unrealized gains (losses):
Net realized gains on sale of investments	46,229	3,659,137	165,559
Realized gain distributions	28,719	-	-
Net realized gains	74,948	3,659,137	165,559

Net change in unrealized appreciation/ depreciation	24,962	(7,824,199)	(405,842)

Net realized and change in unrealized gains (losses)	99,910	(4,165,062)	(240,283)

Increase (decrease) in net assets from operations	$ 111,091	$ (4,604,056)	$ (283,823)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	RES	RE1	GTR
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 1,537,422	$ 127,365	$ 760,544

Expenses:
Mortality and expense risk charges	(1,610,598)	(205,189)	(995,213)
Distribution and administrative expense charges	(193,272)	(24,623)	(119,426)
Net investment loss	(266,448)	(102,447)	(354,095)

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of investments	2,791,004	331,006	(2,146,203)
Realized gain distributions	-	-	318,420
Net realized gains (losses)	2,791,004	331,006	(1,827,783)

Net change in unrealized appreciation/ depreciation	(12,350,744)	(1,310,807)	2,430,147

Net realized and change in unrealized (losses) gains	(9,559,740)	(979,801)	602,364

(Decrease) increase in net assets from operations	$ (9,826,188)	$ (1,082,248)	$ 248,269

	GT2	GSS	MFK
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 6,475,635	$ 6,288,632	$ 13,792,364

Expenses:
Mortality and expense risk charges	(9,104,632)	(2,145,431)	(5,776,863)
Distribution and administrative expense charges	(1,092,556)	(257,452)	(693,224)
Net investment (loss) income	(3,721,553)	3,885,749	7,322,277

Net realized and change in unrealized (losses) gains:
Net realized gains on sale of investments	1,606,563	2,835,223	7,188,810
Realized gain distributions	2,876,005	59,185	138,888
Net realized gains	4,482,568	2,894,408	7,327,698

Net change in unrealized appreciation/ depreciation	(10,072,819)	2,851,977	5,718,871

Net realized and change in unrealized (losses) gains	(5,590,251)	5,746,385	13,046,569

(Decrease) increase in net assets from operations	$ (9,311,804)	$ 9,632,134	$ 20,368,846

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	EGS	HYS	MFC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 228,231	$ 8,018,553	$ 6,679,292

Expenses:
Mortality and expense risk charges	(1,722,370)	(1,182,471)	(1,229,418)
Distribution and administrative expense charges	(206,684)	(141,897)	(147,530)
Net investment (loss) income	(1,700,823)	6,694,185	5,302,344

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of investments	5,195,511	(1,663,443)	(885,227)
Realized gain distributions	-	-	-
Net realized gains (losses)	5,195,511	(1,663,443)	(885,227)

Net change in unrealized appreciation/ depreciation	(5,766,397)	(2,362,572)	(2,491,984)

Net realized and change in unrealized losses	(570,886)	(4,026,015)	(3,377,211)

(Decrease) increase in net assets from operations	$ (2,271,709)	$ 2,668,170	$ 1,925,133

	IGS	IG1	MII
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 654,670	$ 238,205	$ 621,407

Expenses:
Mortality and expense risk charges	(762,244)	(378,947)	(648,007)
Distribution and administrative expense charges	(91,469)	(45,474)	(77,761)
Net investment loss	(199,043)	(186,216)	(104,361)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of investments	(3,619,294)	935	(2,126,151)
Realized gain distributions	5,000,619	2,265,374	-
Net realized gains (losses)	1,381,325	2,266,309	(2,126,151)

Net change in unrealized appreciation/ depreciation	(8,348,282)	(5,431,548)	951,034

Net realized and change in unrealized losses	(6,966,957)	(3,165,239)	(1,175,117)

Decrease in net assets from operations	$ (7,166,000)	$ (3,351,455)	$ (1,279,478)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	MI1	MIS	M1B
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 1,857,283	$ 2,027,140	$ 156,187

Expenses:
Mortality and expense risk charges	(2,700,695)	(4,431,586)	(823,017)
Distribution and administrative expense charges	(324,083)	(531,790)	(98,762)
Net investment loss	(1,167,495)	(2,936,236)	(765,592)

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of investments	(7,214,597)	10,265,533	1,365,568
Realized gain distributions	-	-	-
Net realized (losses) gains	(7,214,597)	10,265,533	1,365,568

Net change in unrealized appreciation/ depreciation	3,308,356	(8,477,280)	(845,710)

Net realized and change in unrealized (losses) gains	(3,906,241)	1,788,253	519,858

Decrease in net assets from operations	$ (5,073,736)	$ (1,147,983)	$ (245,734)

	MCS	MC1	MMS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ -	$ 22

Expenses:
Mortality and expense risk charges	(306,468)	(188,904)	(1,314,687)
Distribution and administrative expense charges	(36,776)	(22,669)	(157,762)
Net investment loss	(343,244)	(211,573)	(1,472,427)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of investments	(162,810)	434,600	-
Realized gain distributions	-	-	-
Net realized (losses) gains	(162,810)	434,600	-

Net change in unrealized appreciation/ depreciation	(1,293,631)	(1,156,994)	-

Net realized and change in unrealized losses	(1,456,441)	(722,394)	-

Decrease in net assets from operations	$ (1,799,685)	$ (933,967)	$ (1,472,427)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	MM1	NWD	M1A
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 29	$ -	$ -

Expenses:
Mortality and expense risk charges	(2,139,456)	(854,214)	(1,116,484)
Distribution and administrative expense charges	(256,735)	(102,506)	(133,978)
Net investment loss	(2,396,162)	(956,720)	(1,250,462)

Net realized and change in unrealized losses:
Net realized gains on sale of investments	-	3,078,938	4,004,002
Realized gain distributions	-	5,313,267	5,906,342
Net realized gains	-	8,392,205	9,910,344

Net change in unrealized appreciation/ depreciation	-	(14,624,715)	(16,413,135)

Net realized and change in unrealized losses	-	(6,232,510)	(6,502,791)

Decrease in net assets from operations	$ (2,396,162)	$ (7,189,230)	$ (7,753,253)

	RIS	RI1	SIS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 777,285	$ 1,787,520	$ 2,154,058

Expenses:
Mortality and expense risk charges	(503,893)	(1,572,144)	(481,735)
Distribution and administrative expense charges	(60,467)	(188,657)	(57,808)
Net investment income	212,925	26,719	1,614,515

Net realized and change in unrealized losses:
Net realized losses on sale of investments	(2,839,308)	(9,675,153)	(272,861)
Realized gain distributions	-	-	-
Net realized losses	(2,839,308)	(9,675,153)	(272,861)

Net change in unrealized appreciation/ depreciation	(1,910,466)	(2,640,814)	(141,430)

Net realized and change in unrealized losses	(4,749,774)	(12,315,967)	(414,291)

(Decrease) increase in net assets from operations	$ (4,536,849)	$ (12,289,248)	$ 1,200,224

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	SI1	TEC	TE1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 568,812	$ -	$ -

Expenses:
Mortality and expense risk charges	(146,380)	(198,022)	(23,025)
Distribution and administrative expense charges	(17,566)	(23,763)	(2,763)
Net investment income (loss)	404,866	(221,785)	(25,788)

Net realized and change in unrealized (losses) gains:
Net realized gains on sale of investments	64,492	1,312,661	183,554
Realized gain distributions	-	-	-
Net realized gains	64,492	1,312,661	183,554

Net change in unrealized appreciation/ depreciation	(195,560)	(1,093,071)	(166,157)

Net realized and change in unrealized (losses) gains	(131,068)	219,590	17,397

Increase (decrease) in net assets from operations	$ 273,798	$ (2,195)	$ (8,391)

	TRS	MFJ	UTS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 12,769,855	$ 16,450,601	$ 5,581,866

Expenses:
Mortality and expense risk charges	(5,958,361)	(10,251,695)	(2,056,077)
Distribution and administrative expense charges	(715,003)	(1,230,203)	(246,729)
Net investment income	6,096,491	4,968,703	3,279,060

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of investments	(2,769,230)	(19,163,907)	10,818,373
Realized gain distributions	-	-	-
Net realized (losses) gains	(2,769,230)	(19,163,907)	10,818,373

Net change in unrealized appreciation/ depreciation	(513,636)	14,724,697	(4,977,596)

Net realized and change in unrealized (losses) gains	(3,282,866)	(4,439,210)	5,840,777

Increase in net assets from operations	$ 2,813,625	$ 529,493	$ 9,119,837

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	MFE	MVS	MV1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 3,750,727	$ 1,871,159	$ 2,854,525

Expenses:
Mortality and expense risk charges	(1,709,538)	(1,479,326)	(3,065,550)
Distribution and administrative expense charges	(205,144)	(177,519)	(367,866)
Net investment income (loss)	1,836,045	214,314	(578,891)

Net realized and change in unrealized gains (losses):
Net realized losses on sale of investments	(1,250,241)	(3,020,299)	(6,251,505)
Realized gain distributions	-	7,804,721	14,102,544
Net realized (losses) gains	(1,250,241)	4,784,422	7,851,039

Net change in unrealized appreciation/ depreciation	4,756,412	(6,433,295)	(10,684,885)

Net realized and change in unrealized gains (losses)	3,506,171	(1,648,873)	(2,833,846)

Increase (decrease) in net assets from operations	$ 5,342,216	$ (1,434,559)	$ (3,412,737)

	AAN	AAW	VKM
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ -	$ 39,623

Expenses:
Mortality and expense risk charges	(2,259)	(34)	(264,019)
Distribution and administrative expense charges	(271)	(4)	(31,682)
Net investment loss	(2,530)	(38)	(256,078)

Net realized and change in unrealized gains (losses):
Net realized (losses) gains on sale of investments	(103)	(1)	2,260,976
Realized gain distributions	-	-	6,676
Net realized (losses) gains	(103)	(1)	2,267,652

Net change in unrealized appreciation/ depreciation	14,949	(668)	(3,638,876)

Net realized and change in unrealized gains (losses)	14,846	(669)	(1,371,224)

Increase (decrease) in net assets from operations	$ 12,316	$ (707)	$ (1,627,302)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	OBV	OCA	OGG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 277,854	$ 27,592	$ 335,575

Expenses:
Mortality and expense risk charges	(198,975)	(391,190)	(479,882)
Distribution and administrative expense charges	(23,877)	(46,943)	(57,586)
Net investment income (loss)	55,002	(410,541)	(201,893)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of investments	373,844	(278,018)	(1,392,825)
Realized gain distributions	-	-	-
Net realized gains (losses)	373,844	(278,018)	(1,392,825)

Net change in unrealized appreciation/ depreciation	(608,198)	(93,688)	(1,658,822)

Net realized and change in unrealized losses	(234,354)	(371,706)	(3,051,647)

Decrease in net assets from operations	$ (179,352)	$ (782,247)	$ (3,253,540)

	OMG	OMS	AAQ
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 2,610,266	$ 42,172	$ -

Expenses:
Mortality and expense risk charges	(6,634,560)	(159,293)	(3)
Distribution and administrative expense charges	(796,147)	(19,115)	-
Net investment loss	(4,820,441)	(136,236)	(3)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of investments	(23,494,767)	260,424	-
Realized gain distributions	-	-	-
Net realized (losses) gains	(23,494,767)	260,424	-

Net change in unrealized appreciation/ depreciation	19,150,868	(501,351)	(13)

Net realized and change in unrealized losses	(4,343,899)	(240,927)	(13)

Decrease in net assets from operations	$ (9,164,340)	$ (377,163)	$ (16)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	PRA	AAP	BBD
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 379,541	$ 172,009	$ 14,615

Expenses:
Mortality and expense risk charges	(88,054)	(6,103)	(580)
Distribution and administrative expense charges	(10,567)	(732)	(70)
Net investment income	280,920	165,174	13,965

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of investments	85,345	(7)	(28)
Realized gain distributions	-	-	-
Net realized gains (losses)	85,345	(7)	(28)

Net change in unrealized appreciation/ depreciation	(354,512)	(126,838)	(23,066)

Net realized and change in unrealized losses	(269,167)	(126,845)	(23,094)

Increase (decrease) in net assets from operations	$ 11,753	$ 38,329	$ (9,129)

	PCR	PMB	BBE
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 11,182,105	$ 1,321,344	$ 1,246

Expenses:
Mortality and expense risk charges	(1,160,947)	(378,854)	(302)
Distribution and administrative expense charges	(139,314)	(45,463)	(36)
Net investment income	9,881,844	897,027	908

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of investments	3,854,601	974,243	(11)
Realized gain distributions	-	-	-
Net realized gains (losses)	3,854,601	974,243	(11)

Net change in unrealized appreciation/ depreciation	(20,646,109)	(781,543)	10

Net realized and change in unrealized (losses) gains	(16,791,508)	192,700	(1)

(Decrease) increase in net assets from operations	$ (6,909,664)	$ 1,089,727	$ 907

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	6TT	PRR	PTR
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 15,752,182	$ 2,397,428	$ 10,293,711

Expenses:
Mortality and expense risk charges	(12,611,962)	(1,720,715)	(6,008,274)
Distribution and administrative expense charges	(1,513,435)	(206,486)	(720,993)
Net investment income	1,626,785	470,227	3,564,444

Net realized and change in unrealized (losses) gains:
Net realized gains on sale of investments	3,424,904	2,684,637	5,275,873
Realized gain distributions	8,844,601	3,026,591	5,236,166
Net realized gains	12,269,505	5,711,228	10,512,039

Net change in unrealized appreciation/ depreciation	(55,464,424)	4,424,935	(6,477,484)

Net realized and change in unrealized (losses) gains	(43,194,919)	10,136,163	4,034,555

(Decrease) increase in net assets from operations	$ (41,568,134)	$ 10,606,390	$ 7,598,999

	AAR	AAS	3XX
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ -	$ 88,231

Expenses:
Mortality and expense risk charges	(2,363)	(124)	(56,576)
Distribution and administrative expense charges	(284)	(15)	(6,789)
Net investment (loss) income	(2,647)	(139)	24,866

Net realized and change in unrealized gains (losses):
Net realized losses on sale of investments	(2)	-	(512)
Realized gain distributions	-	-	189,033
Net realized (losses) gains	(2)	-	188,521

Net change in unrealized appreciation/ depreciation	13,426	1,664	(975,850)

Net realized and change in unrealized gains (losses)	13,424	1,664	(787,329)

Increase (decrease) in net assets from operations	$ 10,777	$ 1,525	$ (762,463)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	5XX	SBI	SSA
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 4,253,450	$ 314	$ 144,176

Expenses:
Mortality and expense risk charges	(3,135,788)	(21,022)	(287,759)
Distribution and administrative expense charges	(376,295)	(2,523)	(34,531)
Net investment income (loss)	741,367	(23,231)	(178,114)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,040,628	(41,589)	775,001
Realized gain distributions	6,290,291	518	2,455,754
Net realized gains (losses)	10,330,919	(41,071)	3,230,755

Net change in unrealized appreciation/ depreciation	8,524,790	(256,722)	(3,142,346)

Net realized and change in unrealized gains (losses)	18,855,709	(297,793)	88,409

Increase (decrease) in net assets from operations	$ 19,597,076	$ (321,024)	$ (89,705)

	VSC	2XX	SVV
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 279,767	$ 51,074	$ 1,543,547

Expenses:
Mortality and expense risk charges	(1,834,520)	(172,772)	(3,520,808)
Distribution and administrative expense charges	(220,142)	(20,733)	(422,497)
Net investment loss	(1,774,895)	(142,431)	(2,399,758)

Net realized and change in unrealized losses:
Net realized gains on sale of investments	1,847,760	315,439	2,690,023
Realized gain distributions	-	2,011,064	10,079,912
Net realized gains	1,847,760	2,326,503	12,769,935

Net change in unrealized appreciation/ depreciation	(7,627,055)	(3,160,600)	(23,716,810)

Net realized and change in unrealized losses	(5,779,295)	(834,097)	(10,946,875)

Decrease in net assets from operations	$ (7,554,190)	$ (976,528)	$ (13,346,633)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	SGC	S13	SDC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 616,057	$ 259,481	$ 6,832,858

Expenses:
Mortality and expense risk charges	(923,758)	(456,278)	(8,949,391)
Distribution and administrative expense charges	(110,851)	(54,753)	(1,073,927)
Net investment loss	(418,552)	(251,550)	(3,190,460)

Net realized and change in unrealized gains (losses):
Net realized gains on sale of investments	6,525,031	1,487,536	2,819,929
Realized gain distributions	4,986,073	2,665,782	3,266,288
Net realized gains	11,511,104	4,153,318	6,086,217

Net change in unrealized appreciation/ depreciation	(10,552,639)	(4,318,009)	(9,383,407)

Net realized and change in unrealized gains (losses)	958,465	(164,691)	(3,297,190)

Increase (decrease) in net assets from operations	$ 539,913	$ (416,241)	$ (6,487,650)

	S15	7XX	6XX
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 1,516,719	$ 19,048,368	$ 10,112,461

Expenses:
Mortality and expense risk charges	(2,424,354)	(23,495,538)	(11,699,207)
Distribution and administrative expense charges	(290,923)	(2,819,465)	(1,403,905)
Net investment loss	(1,198,558)	(7,266,635)	(2,990,651)

Net realized and change in unrealized losses:
Net realized gains on sale of investments	977,911	34,358,382	23,687,999
Realized gain distributions	1,068,812	53,767,236	18,164,792
Net realized gains	2,046,723	88,125,618	41,852,791

Net change in unrealized appreciation/ depreciation	(3,414,688)	(145,665,536)	(47,984,269)

Net realized and change in unrealized losses	(1,367,965)	(57,539,918)	(6,131,478)

Decrease in net assets from operations	$ (2,566,523)	$ (64,806,553)	$ (9,122,129)
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	8XX	1XX	SLC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 8,566,488	$ -	$ 2,092,924

Expenses:
Mortality and expense risk charges	(8,032,477)	(189,752)	(5,100,341)
Distribution and administrative expense charges	(963,897)	(22,770)	(612,041)
Net investment loss	(429,886)	(212,522)	(3,619,458)

Net realized and change in unrealized losses:
Net realized gains on sale of investments	20,043,309	513,612	22,664,566
Realized gain distributions	45,359,255	411,881	53,270,158
Net realized gains	65,402,564	925,493	75,934,724

Net change in unrealized appreciation/ depreciation	(95,398,898)	(1,639,215)	(96,829,319)

Net realized and change in unrealized losses	(29,996,334)	(713,722)	(20,894,595)

Decrease in net assets from operations	$ (30,426,220)	$ (926,244)	$ (24,514,053)

	S12	S14	4XX
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 55,371	$ 2,147,264	$ 13,546,341

Expenses:
Mortality and expense risk charges	(197,080)	(462,403)	(8,028,931)
Distribution and administrative expense charges	(23,650)	(55,488)	(963,472)
Net investment (loss) income	(165,359)	1,629,373	4,553,938

Net realized and change in unrealized (losses) gains:
Net realized gains on sale of investments	248,394	1,381,704	5,863,960
Realized gain distributions	2,183,587	773,410	15,378,792
Net realized gains	2,431,981	2,155,114	21,242,752

Net change in unrealized appreciation/ depreciation	(3,359,745)	(3,197,435)	(16,993,229)

Net realized and change in unrealized (losses) gains	(927,764)	(1,042,321)	4,249,523

(Decrease) increase in net assets from operations	$ (1,093,123)	$ 587,052	$ 8,803,461

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	S16	LGF	SC3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ 4,113	$ 320,008

Expenses:
Mortality and expense risk charges	(551,081)	(86,063)	(77,440)
Distribution and administrative expense charges	(66,130)	(10,328)	(9,293)
Net investment (loss) income	(617,211)	(92,278)	233,275

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of investments	(150,432)	442,780	426,243
Realized gain distributions	-	-	-
Net realized (losses) gains	(150,432)	442,780	426,243

Net change in unrealized appreciation/ depreciation	(2,596,509)	(741,808)	(1,044,310)

Net realized and change in unrealized losses	(2,746,941)	(299,028)	(618,067)

Decrease in net assets from operations	$ (3,364,152)	$ (391,306)	$ (384,792)

	SRE	IGB	CMM
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 7,363,678	$ 4,889,832	$ 29

Expenses:
Mortality and expense risk charges	(1,838,539)	(2,106,169)	(1,900,320)
Distribution and administrative expense charges	(220,625)	(252,740)	(228,038)
Net investment income (loss)	5,304,514	2,530,923	(2,128,329)

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of investments	(1,570,819)	2,620,657	-
Realized gain distributions	-	2,503,877	867
Net realized (losses) gains	(1,570,819)	5,124,534	867

Net change in unrealized appreciation/ depreciation	(14,420,225)	(780,744)	-

Net realized and change in unrealized (losses) gains	(15,991,044)	4,343,790	867

(Decrease) increase in net assets from operations	$ (10,686,530)	$ 6,874,713	$ (2,127,462)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	WTF	USC	AAL
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 17,075	$ -	$ 102,655

Expenses:
Mortality and expense risk charges	(11,976)	(1,015)	(62,575)
Distribution and administrative expense charges	(1,437)	(122)	(7,509)
Net investment income (loss)	3,662	(1,137)	32,571

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of investments	89,769	(95)	(638)
Realized gain distributions	-	5,481	124,892
Net realized gains	89,769	5,386	124,254

Net change in unrealized appreciation/ depreciation	(250,177)	(7,604)	91,924

Net realized and change in unrealized (losses) gains	(160,408)	(2,218)	216,178

(Decrease) increase in net assets from operations	$ (156,746)	$ (3,355)	$ 248,749

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	AVB Sub-Account		AAA Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income (loss)	$ 319,134	$ 357,112	$ (171,089)	$ -
Net realized gains (losses)	1,869,277	774,286	(6,157)	-
Net change in unrealized appreciation/depreciation	(4,999,607)	3,058,601	667	-
Net (decrease) increase from operations	(2,811,196)	4,189,999	(176,579)	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	9,656,409	6,451,640	29,881,377	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(229,416)	3,886,153	9,037,639	-
Withdrawals, surrenders, annuitizations
and contract charges	(2,721,602)	(3,007,755)	(174,021)	-
Net accumulation activity	6,705,391	7,330,038	38,744,995	-

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	6,705,391	7,330,038	38,744,995	-

Total increase in net assets	3,894,195	11,520,037	38,568,416	-

Net assets at beginning of year	53,564,306	42,044,269	-	-
Net assets at end of year	$ 57,458,501	$ 53,564,306	$ 38,568,416	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	AN4 Sub-Account		IVB Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income	$ 96,540	$ 8,169	$ 1,676,551	$ 763,349
Net realized gains (losses)	276,732	448,924	129,126	(4,456,313)
Net change in unrealized appreciation/depreciation	(2,055,549)	404,851	(17,353,908)	6,366,183
Net (decrease) increase from operations	(1,682,277)	861,944	(15,548,231)	2,673,219

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	894,234	1,807,080	386,976	321,489
Transfers between Sub-Accounts
(including the Fixed Account), net	769,899	(902,828)	4,787,525	1,007,017
Withdrawals, surrenders, annuitizations
and contract charges	(481,330)	(228,238)	(6,434,322)	(5,406,780)
Net accumulation activity	1,182,803	676,014	(1,259,821)	(4,078,274)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	1,182,803	676,014	(1,259,821)	(4,078,274)

Total (decrease) increase in net assets	(499,474)	1,537,958	(16,808,052)	(1,405,055)

Net assets at beginning of year	9,392,167	7,854,209	81,416,221	82,821,276
Net assets at end of year	$ 8,892,693	$ 9,392,167	$ 64,608,169	$ 81,416,221

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	AAU Sub-Account		9XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment (loss) income	$ (54)	$ -	$ 6,282,202	$ (2,115,719)
Net realized gains	33	-	30,793,126	9,019,080
Net change in unrealized appreciation/depreciation	2,169	-	(77,867,381)	37,649,178
Net increase (decrease) from operations	2,148	-	(40,792,053)	44,552,539

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	10,000	-	145,802,452	121,054,412
Transfers between Sub-Accounts
(including the Fixed Account), net	52,060	-	64,013,878	55,627,571
Withdrawals, surrenders, annuitizations
and contract charges	(67)	-	(31,267,742)	(19,854,071)
Net accumulation activity	61,993	-	178,548,588	156,827,912

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	61,993	-	178,548,588	156,827,912

Total increase in net assets	64,141	-	137,756,535	201,380,451

Net assets at beginning of year	-	-	619,370,616	417,990,165
Net assets at end of year	$ 64,141	$ -	$ 757,127,151	$ 619,370,616

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	NMT Sub-Account		MCC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (661)	$ (741)	$ (2,150,577)	$ (2,228,749)
Net realized losses	(409)	(3,476)	(2,781,978)	(8,064,348)
Net change in unrealized appreciation/depreciation	(4,433)	9,421	(12,374,508)	29,598,662
Net (decrease) increase from operations	(5,503)	5,204	(17,307,063)	19,305,565

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	1,786,315	1,897,319
Transfers between Sub-Accounts
(including the Fixed Account), net	3,389	(9,529)	393,071	(9,972,522)
Withdrawals, surrenders, annuitizations
and contract charges	(1,360)	(1,375)	(12,568,331)	(8,510,116)
Net accumulation activity	2,029	(10,904)	(10,388,945)	(16,585,319)

Annuitization Activity:
Annuitizations	-	-	-	4,530
Annuity payments and contract charges	-	-	(3,025)	(6,747)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	260	(1,107)
Net annuitization activity	-	-	(2,765)	(3,324)

Net increase (decrease) from contract owner transactions	2,029	(10,904)	(10,391,710)	(16,588,643)

Total (decrease) increase in net assets	(3,474)	(5,700)	(27,698,773)	2,716,922

Net assets at beginning of year	41,663	47,363	138,265,475	135,548,553
Net assets at end of year	$ 38,189	$ 41,663	$ 110,566,702	$ 138,265,475

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	NNG Sub-Account		CMG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (1,689)	$ (2,042)	$ (467,497)	$ (412,952)
Net realized gains (losses)	11,905	1,135	799,290	(598,093)
Net change in unrealized appreciation/depreciation	(16,572)	23,272	(1,705,400)	5,671,398
Net (decrease) increase from operations	(6,356)	22,365	(1,373,607)	4,660,353

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	1	2,056,016	2,894,057
Transfers between Sub-Accounts
(including the Fixed Account), net	2,204	(5,520)	2,570,861	(907,131)
Withdrawals, surrenders, annuitizations
and contract charges	(101,666)	(494)	(2,170,115)	(1,401,239)
Net accumulation activity	(99,462)	(6,013)	2,456,762	585,687

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(99,462)	(6,013)	2,456,762	585,687

Total (decrease) increase in net assets	(105,818)	16,352	1,083,155	5,246,041

Net assets at beginning of year	130,018	113,666	28,087,424	22,841,383
Net assets at end of year	$ 24,200	$ 130,018	$ 29,170,579	$ 28,087,424

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	NMI Sub-Account		CSC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (111,393)	$ (135,440)	$ (115)	$ (64)
Net realized gains (losses)	523,432	(741,559)	1,356	(528)
Net change in unrealized appreciation/depreciation	(2,826,003)	2,191,586	(2,461)	2,943
Net (decrease) increase from operations	(2,413,964)	1,314,587	(1,220)	2,351

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	414,364	930,583	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(177,513)	(1,091,138)	2,042	947
Withdrawals, surrenders, annuitizations
and contract charges	(960,267)	(766,573)	(62)	(56)
Net accumulation activity	(723,416)	(927,128)	1,980	891

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(723,416)	(927,128)	1,980	891

Total (decrease) increase in net assets	(3,137,380)	387,459	760	3,242

Net assets at beginning of year	13,809,157	13,421,698	13,175	9,933
Net assets at end of year	$ 10,671,777	$ 13,809,157	$ 13,935	$ 13,175

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	FVB Sub-Account		FL1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income (loss)	$ 2,740	$ (47,812)	$ (1,966,294)	$ (1,300,897)
Net realized gains	2,484,370	594,031	11,701,252	2,104,970
Net change in unrealized appreciation/depreciation	(6,962,155)	7,459,506	(19,823,020)	29,857,302
Net (decrease) increase from operations	(4,475,045)	8,005,725	(10,088,062)	30,661,375

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	16,737,584	6,851,617	13,567,224	17,776,509
Transfers between Sub-Accounts
(including the Fixed Account), net	10,039,898	3,094,491	2,512,738	(2,949,307)
Withdrawals, surrenders, annuitizations
and contract charges	(3,952,295)	(3,290,830)	(11,610,120)	(8,411,741)
Net accumulation activity	22,825,187	6,655,278	4,469,842	6,415,461

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	22,825,187	6,655,278	4,469,842	6,415,461

Total increase (decrease) in net assets	18,350,142	14,661,003	(5,618,220)	37,076,836

Net assets at beginning of year	58,332,583	43,671,580	226,649,086	189,572,250
Net assets at end of year	$ 76,682,725	$ 58,332,583	$ 221,030,866	$ 226,649,086

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	F10 Sub-Account		F15 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment (loss) income	$ (2,100)	$ (1,497)	$ 23,007	$ 87,066
Net realized gains (losses)	283,707	164,354	(403,367)	(206,526)
Net change in unrealized appreciation/depreciation	(387,734)	576,267	(193,367)	3,235,744
Net (decrease) increase from operations	(106,127)	739,124	(573,727)	3,116,284

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	2	855,052	1,607,883
Transfers between Sub-Accounts
(including the Fixed Account), net	(123,450)	(1,509,986)	563,858	2,464,527
Withdrawals, surrenders, annuitizations
and contract charges	(1,236,730)	(727,940)	(4,403,079)	(2,629,076)
Net accumulation activity	(1,360,180)	(2,237,924)	(2,984,169)	1,443,334

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(1,360,180)	(2,237,924)	(2,984,169)	1,443,334

Total (decrease) increase in net assets	(1,466,307)	(1,498,800)	(3,557,896)	4,559,618

Net assets at beginning of year	6,869,231	8,368,031	31,790,466	27,230,848
Net assets at end of year	$ 5,402,924	$ 6,869,231	$ 28,232,570	$ 31,790,466

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	F20 Sub-Account		FVM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income (loss)	$ 67,627	$ 122,699	$ (2,872,933)	$ (2,552,064)
Net realized losses	(718,422)	(775,565)	(2,466,211)	(7,556,272)
Net change in unrealized appreciation/depreciation	(492,015)	5,261,382	(16,962,976)	49,071,969
Net (decrease) increase from operations	(1,142,810)	4,608,516	(22,302,120)	38,963,633

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,110,643	2,216,681	10,891,768	14,240,611
Transfers between Sub-Accounts
(including the Fixed Account), net	231,747	(3,558,494)	7,423,954	(11,721,044)
Withdrawals, surrenders, annuitizations
and contract charges	(5,889,596)	(2,938,670)	(16,812,241)	(10,547,703)
Net accumulation activity	(3,547,206)	(4,280,483)	1,503,481	(8,028,136)

Annuitization Activity:
Annuitizations	-	-	-	7,930
Annuity payments and contract charges	-	-	(2,288)	(5,496)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	444	(1,479)
Net annuitization activity	-	-	(1,844)	955

Net (decrease) increase from contract owner transactions	(3,547,206)	(4,280,483)	1,501,637	(8,027,181)

Total (decrease) increase in net assets	(4,690,016)	328,033	(20,800,483)	30,936,452

Net assets at beginning of year	41,774,592	41,446,559	178,592,880	147,656,428
Net assets at end of year	$ 37,084,576	$ 41,774,592	$ 157,792,397	$ 178,592,880

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SGI Sub-Account		S17 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment (loss) income	$ (2,020,397)	$ 1,114,438	$ (877,070)	$ 216,894
Net realized gains (losses)	9,486,786	(3,607,177)	258,562	(1,482,144)
Net change in unrealized appreciation/depreciation	(45,605,215)	67,514,207	(959,210)	5,832,637
Net (decrease) increase from operations	(38,138,826)	65,021,468	(1,577,718)	4,567,387

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	46,950,784	71,136,745	842,256	267,718
Transfers between Sub-Accounts
(including the Fixed Account), net	18,054,844	8,576,772	(2,102,432)	(4,531,015)
Withdrawals, surrenders, annuitizations
and contract charges	(27,584,198)	(16,709,427)	(4,969,441)	(4,275,371)
Net accumulation activity	37,421,430	63,004,090	(6,229,617)	(8,538,668)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(1,184)	(8,356)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	3	(440)	-	-
Net annuitization activity	(1,181)	(8,796)	-	-

Net increase (decrease) from contract owner transactions	37,420,249	62,995,294	(6,229,617)	(8,538,668)

Total (decrease) increase in net assets	(718,577)	128,016,762	(7,807,335)	(3,971,281)

Net assets at beginning of year	462,402,911	334,386,149	56,433,177	60,404,458
Net assets at end of year	$ 461,684,334	$ 462,402,911	$ 48,625,842	$ 56,433,177

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	ISC Sub-Account		AAZ Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income (loss)	$ 4,645,284	$ 4,577,998	$ (1,401)	$ -
Net realized losses	(2,738,894)	(2,369,295)	(41)	-
Net change in unrealized appreciation/depreciation	(1,545,606)	7,885,079	24,046	-
Net increase from operations	360,784	10,093,782	22,604	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	8,596,226	14,486,059	1,186,477	-
Transfers between Sub-Accounts
(including the Fixed Account), net	8,806,377	9,481,301	129,652	-
Withdrawals, surrenders, annuitizations
and contract charges	(10,689,772)	(7,369,974)	(400)	-
Net accumulation activity	6,712,831	16,597,386	1,315,729	-

Annuitization Activity:
Annuitizations	49,794	-	-	-
Annuity payments and contract charges	(5,249)	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(295)	-	-	-
Net annuitization activity	44,250	-	-	-

Net increase from contract owner transactions	6,757,081	16,597,386	1,315,729	-

Total increase in net assets	7,117,865	26,691,168	1,338,333	-

Net assets at beginning of year	108,775,441	82,084,273	-	-
Net assets at end of year	$ 115,893,306	$ 108,775,441	$ 1,338,333	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	BBC Sub-Account		FVS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (89)	$ -	$ (430,084)	$ (376,657)
Net realized gains (losses)	1	-	3,422,962	(2,841,191)
Net change in unrealized appreciation/depreciation	1,597	-	(5,359,748)	12,739,521
Net increase (decrease) from operations	1,509	-	(2,366,870)	9,521,673

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	101,917	-	2,506,905	4,607,290
Transfers between Sub-Accounts
(including the Fixed Account), net	1,912	-	(943,939)	(889,884)
Withdrawals, surrenders, annuitizations
and contract charges	-	-	(4,806,598)	(3,840,198)
Net accumulation activity	103,829	-	(3,243,632)	(122,792)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(2,158)	(1,927)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(4)	(490)
Net annuitization activity	-	-	(2,162)	(2,417)

Net increase (decrease) from contract owner transactions	103,829	-	(3,245,794)	(125,209)

Total increase (decrease) in net assets	105,338	-	(5,612,664)	9,396,464

Net assets at beginning of year	-	-	44,583,047	35,186,583
Net assets at end of year	$ 105,338	$ -	$ 38,970,383	$ 44,583,047

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	BBA Sub-Account		SIC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment (loss) income	$ (581)	$ -	$ 1,429,106	$ 736,503
Net realized (losses) gains	(9)	-	1,046,155	333,818
Net change in unrealized appreciation/depreciation	3,935	-	(2,245,020)	1,188,070
Net increase from operations	3,345	-	230,241	2,258,391

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	509,584	-	2,839,756	5,155,122
Transfers between Sub-Accounts
(including the Fixed Account), net	1,100	-	2,466,691	5,972,079
Withdrawals, surrenders, annuitizations
and contract charges	-	-	(2,752,794)	(2,889,846)
Net accumulation activity	510,684	-	2,553,653	8,237,355

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	510,684	-	2,553,653	8,237,355

Total increase in net assets	514,029	-	2,783,894	10,495,746

Net assets at beginning of year	-	-	31,584,484	21,088,738
Net assets at end of year	$ 514,029	$ -	$ 34,368,378	$ 31,584,484

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	BBB Sub-Account		FMS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment (loss) income	$ (234)	$ -	$ 1,653,824	$ (221,534)
Net realized losses	(4)	-	(10,633,380)	(9,145,559)
Net change in unrealized appreciation/depreciation	520	-	2,656,053	32,507,348
Net increase (decrease) from operations	282	-	(6,323,503)	23,140,255

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	167,103	-	3,017,826	12,092,176
Transfers between Sub-Accounts
(including the Fixed Account), net	21,727	-	(4,615,125)	(596,720)
Withdrawals, surrenders, annuitizations
and contract charges	-	-	(18,059,063)	(13,886,888)
Net accumulation activity	188,830	-	(19,656,362)	(2,391,432)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(1,775)	(5,247)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(44)	(391)
Net annuitization activity	-	-	(1,819)	(5,638)

Net increase (decrease) from contract owner transactions	188,830	-	(19,658,181)	(2,397,070)

Total increase (decrease) in net assets	189,112	-	(25,981,684)	20,743,186

Net assets at beginning of year	-	-	269,667,669	248,924,483
Net assets at end of year	$ 189,112	$ -	$ 243,685,985	$ 269,667,669

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	TDM Sub-Account		FTI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment (loss) income	$ (401,042)	$ (37,473)	$ (177,010)	$ 583,074
Net realized losses	(1,989,043)	(6,463,039)	(20,735,923)	(20,231,941)
Net change in unrealized appreciation/depreciation	(7,349,434)	15,101,002	(5,535,384)	36,729,845
Net (decrease) increase from operations	(9,739,519)	8,600,490	(26,448,317)	17,080,978

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	269,481	269,896	1,750,211	1,476,923
Transfers between Sub-Accounts
(including the Fixed Account), net	1,474,660	(3,596,057)	366,260	(1,483,025)
Withdrawals, surrenders, annuitizations
and contract charges	(6,242,630)	(4,331,064)	(42,018,055)	(38,998,258)
Net accumulation activity	(4,498,489)	(7,657,225)	(39,901,584)	(39,004,360)

Annuitization Activity:
Annuitizations	-	3,248	-	2,954
Annuity payments and contract charges	(939)	(883)	(13,143)	(12,846)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	215	(559)	900	(1,045)
Net annuitization activity	(724)	1,806	(12,243)	(10,937)

Net decrease from contract owner transactions	(4,499,213)	(7,655,419)	(39,913,827)	(39,015,297)

Total (decrease) increase in net assets	(14,238,732)	945,071	(66,362,144)	(21,934,319)

Net assets at beginning of year	60,725,526	59,780,455	273,652,493	295,586,812
Net assets at end of year	$ 46,486,794	$ 60,725,526	$ 207,290,349	$ 273,652,493

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	AAX Sub-Account		FTG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (409)	$ -	$ (117,108)	$ (126,191)
Net realized losses	(2)	-	(3,107,548)	(3,734,745)
Net change in unrealized appreciation/depreciation	639	-	489,250	5,750,714
Net increase (decrease) from operations	228	-	(2,735,406)	1,889,778

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	225,085	-	1,587,559	2,957,446
Transfers between Sub-Accounts
(including the Fixed Account), net	85,489	-	443,541	534,227
Withdrawals, surrenders, annuitizations
and contract charges	(203)	-	(4,091,808)	(3,656,120)
Net accumulation activity	310,371	-	(2,060,708)	(164,447)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	310,371	-	(2,060,708)	(164,447)

Total increase (decrease) in net assets	310,599	-	(4,796,114)	1,725,331

Net assets at beginning of year	-	-	35,600,674	33,875,343
Net assets at end of year	$ 310,599	$ -	$ 30,804,560	$ 35,600,674

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	HBF Sub-Account		HVD Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment (loss) income	$ (59,704)	$ (90,765)	$ 94,587	$ 91,087
Net realized gains	110,991	45,070	155,657	27,079
Net change in unrealized appreciation/depreciation	(108,058)	677,008	(29,881)	285,516
Net (decrease) increase from operations	(56,771)	631,313	220,363	403,682

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,876,612	3,127,053	457,169	802,328
Transfers between Sub-Accounts
(including the Fixed Account), net	1,136,657	3,028,939	120,337	67,729
Withdrawals, surrenders, annuitizations
and contract charges	(422,240)	(172,570)	(188,053)	(125,678)
Net accumulation activity	6,591,029	5,983,422	389,453	744,379

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	6,591,029	5,983,422	389,453	744,379

Total increase in net assets	6,534,258	6,614,735	609,816	1,148,061

Net assets at beginning of year	9,572,118	2,957,383	3,761,330	2,613,269
Net assets at end of year	$ 16,106,376	$ 9,572,118	$ 4,371,146	$ 3,761,330

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	HVG Sub-Account		HVI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment (loss) income	$ (11,222)	$ (8,350)	$ 14,192	$ 12,829
Net realized gains (losses)	10,797	(20,664)	16,461	(11,333)
Net change in unrealized appreciation/depreciation	(37,962)	102,343	29,960	99,542
Net (decrease) increase from operations	(38,387)	73,329	60,613	101,038

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	47,169	273,107	-	65,083
Transfers between Sub-Accounts
(including the Fixed Account), net	12,278	41,048	(14,685)	93,207
Withdrawals, surrenders, annuitizations
and contract charges	(28,914)	(34,629)	(34,460)	(64,170)
Net accumulation activity	30,533	279,526	(49,145)	94,120

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	30,533	279,526	(49,145)	94,120

Total (decrease) increase in net assets	(7,854)	352,855	11,468	195,158

Net assets at beginning of year	815,820	462,965	1,103,265	908,107
Net assets at end of year	$ 807,966	$ 815,820	$ 1,114,733	$ 1,103,265

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	HVE Sub-Account		HVM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (19,109)	$ (9,589)	$ (599)	$ (352)
Net realized gains (losses)	91,806	230	55	(306)
Net change in unrealized appreciation/depreciation	(740,178)	400,651	(956)	6,148
Net (decrease) increase from operations	(667,481)	391,292	(1,500)	5,490

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	284,776	1,266,358	8,977	-
Transfers between Sub-Accounts
(including the Fixed Account), net	625,955	483,150	21,785	6,286
Withdrawals, surrenders, annuitizations
and contract charges	(180,534)	(179,111)	(955)	(200)
Net accumulation activity	730,197	1,570,397	29,807	6,086

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	730,197	1,570,397	29,807	6,086

Total increase in net assets	62,716	1,961,689	28,307	11,576

Net assets at beginning of year	4,914,149	2,952,460	49,237	37,661
Net assets at end of year	$ 4,976,865	$ 4,914,149	$ 77,544	$ 49,237

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	HVC Sub-Account		HVS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment (loss) income	$ (15,418)	$ (11,597)	$ 59,016	$ 29,685
Net realized gains	30,659	11,669	52,714	6,696
Net change in unrealized appreciation/depreciation	(69,829)	233,987	149,991	12,648
Net (decrease) increase from operations	(54,588)	234,059	261,721	49,029

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	39,831	147,014	3,019,516	2,156,518
Transfers between Sub-Accounts
(including the Fixed Account), net	38,299	(109,475)	430,155	1,947,219
Withdrawals, surrenders, annuitizations
and contract charges	(45,512)	(52,673)	(314,873)	(68,008)
Net accumulation activity	32,618	(15,134)	3,134,798	4,035,729

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	32,618	(15,134)	3,134,798	4,035,729

Total (decrease) increase in net assets	(21,970)	218,925	3,396,519	4,084,758

Net assets at beginning of year	1,289,234	1,070,309	5,028,611	943,853
Net assets at end of year	$ 1,267,264	$ 1,289,234	$ 8,425,130	$ 5,028,611

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	HVN Sub-Account		HRS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (6,453)	$ (5,554)	$ (34,609)	$ (20,668)
Net realized gains (losses)	517	(6,370)	76,326	31,869
Net change in unrealized appreciation/depreciation	(55,256)	61,907	(325,556)	325,885
Net (decrease) increase from operations	(61,192)	49,983	(283,839)	337,086

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	(1)	49,704	356,002	771,053
Transfers between Sub-Accounts
(including the Fixed Account), net	87,841	(4,024)	298,782	291,873
Withdrawals, surrenders, annuitizations
and contract charges	(14,326)	(38,567)	(87,654)	(46,510)
Net accumulation activity	73,514	7,113	567,130	1,016,416

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	73,514	7,113	567,130	1,016,416

Total increase in net assets	12,322	57,096	283,291	1,353,502

Net assets at beginning of year	389,238	332,142	2,215,321	861,819
Net assets at end of year	$ 401,560	$ 389,238	$ 2,498,612	$ 2,215,321

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	HVR Sub-Account		HSS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (16,736)	$ (2,845)	$ (76,345)	$ (40,358)
Net realized gains	45,190	15,243	215,969	294,505
Net change in unrealized appreciation/depreciation	36,303	55,052	(272,980)	748,154
Net increase (decrease) from operations	64,757	67,450	(133,356)	1,002,301

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	148,122	412,579	500,962	1,081,906
Transfers between Sub-Accounts
(including the Fixed Account), net	(12,064)	181,126	260,464	134,952
Withdrawals, surrenders, annuitizations
and contract charges	(49,397)	(19,919)	(199,972)	(112,590)
Net accumulation activity	86,661	573,786	561,454	1,104,268

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	86,661	573,786	561,454	1,104,268

Total increase in net assets	151,418	641,236	428,098	2,106,569

Net assets at beginning of year	1,220,000	578,764	4,587,826	2,481,257
Net assets at end of year	$ 1,371,418	$ 1,220,000	$ 5,015,924	$ 4,587,826

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	AI8 Sub-Account		VKC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (18)	$ -	$ (71,713)	$ (38,335)
Net realized (losses) gains	(1)	-	643,544	507,015
Net change in unrealized appreciation/depreciation	(252)	-	(687,441)	447,776
Net (decrease) increase from operations	(271)	-	(115,610)	916,456

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	7,817	-	1,086,698	1,304,959
Transfers between Sub-Accounts
(including the Fixed Account), net	4,954	-	94,656	1,313,156
Withdrawals, surrenders, annuitizations
and contract charges	-	-	(388,016)	(280,141)
Net accumulation activity	12,771	-	793,338	2,337,974

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	12,771	-	793,338	2,337,974

Total increase in net assets	12,500	-	677,728	3,254,430

Net assets at beginning of year	-	-	5,813,854	2,559,424
Net assets at end of year	$ 12,500	$ -	$ 6,491,582	$ 5,813,854

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	VLC Sub-Account		VKU Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment (loss) income	$ (76,155)	$ (333,132)	$ (7,100)	$ 72,209
Net realized gains (losses)	1,412,990	(971,517)	848,883	560,020
Net change in unrealized appreciation/depreciation	(2,322,504)	4,196,691	(2,444,214)	1,969,610
Net (decrease) increase from operations	(985,669)	2,892,042	(1,602,431)	2,601,839

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,376,247	1,959,183	19,407,060	7,390,463
Transfers between Sub-Accounts
(including the Fixed Account), net	(148,073)	2,425,774	6,285,673	439,198
Withdrawals, surrenders, annuitizations
and contract charges	(2,073,465)	(1,702,495)	(1,669,668)	(1,425,271)
Net accumulation activity	(845,291)	2,682,462	24,023,065	6,404,390

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(845,291)	2,682,462	24,023,065	6,404,390

Total (decrease) increase in net assets	(1,830,960)	5,574,504	22,420,634	9,006,229

Net assets at beginning of year	24,645,773	19,071,269	29,230,936	20,224,707
Net assets at end of year	$ 22,814,813	$ 24,645,773	$ 51,651,570	$ 29,230,936

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	AAY Sub-Account		AAM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (1,370)	$ -	$ (57)	$ -
Net realized gains	10	-	-	-
Net change in unrealized appreciation/depreciation	5,549	-	569	-
Net increase from operations	4,189	-	512	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,002,054	-	52,501	-
Transfers between Sub-Accounts
(including the Fixed Account), net	706,334	-	527	-
Withdrawals, surrenders, annuitizations
and contract charges	(402)	-	-	-
Net accumulation activity	1,707,986	-	53,028	-

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	1,707,986	-	53,028	-

Total increase in net assets	1,712,175	-	53,540	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 1,712,175	$ -	$ 53,540	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	LRE Sub-Account		LA9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income (loss)	$ 236,140	$ (148,310)	$ (851,140)	$ (869,133)
Net realized gains	5,487,658	2,403,644	10,983,395	1,560,426
Net change in unrealized appreciation/depreciation	(18,465,347)	7,193,278	(15,665,930)	9,152,488
Net (decrease) increase from operations	(12,741,549)	9,448,612	(5,533,675)	9,843,781

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	7,997,091	12,045,043	1,384,103	1,515,618
Transfers between Sub-Accounts
(including the Fixed Account), net	5,055,758	4,139,897	1,472,009	(6,381,219)
Withdrawals, surrenders, annuitizations
and contract charges	(4,540,903)	(3,199,616)	(6,746,689)	(6,124,052)
Net accumulation activity	8,511,946	12,985,324	(3,890,577)	(10,989,653)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(1,544)	(1,644)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	105	(271)
Net annuitization activity	-	-	(1,439)	(1,915)

Net increase (decrease) from contract owner transactions	8,511,946	12,985,324	(3,892,016)	(10,991,568)

Total (decrease) increase in net assets	(4,229,603)	22,433,936	(9,425,691)	(1,147,787)

Net assets at beginning of year	61,493,993	39,060,057	50,950,452	52,098,239
Net assets at end of year	$ 57,264,390	$ 61,493,993	$ 41,524,761	$ 50,950,452

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	LAV Sub-Account		MIT Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment (loss) income	$ (741,297)	$ (611,904)	$ 1,428,177	$ 1,200,161
Net realized gains (losses)	4,434,962	170,620	6,865,434	(1,890,102)
Net change in unrealized appreciation/depreciation	(7,113,301)	7,575,694	(5,859,002)	45,141,510
Net (decrease) increase from operations	(3,419,636)	7,134,410	2,434,609	44,451,569

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,727,176	3,979,072	4,064,483	3,452,756
Transfers between Sub-Accounts
(including the Fixed Account), net	3,073,501	(1,846,927)	(5,284,779)	(7,781,622)
Withdrawals, surrenders, annuitizations
and contract charges	(5,697,894)	(4,064,548)	(41,604,784)	(41,122,514)
Net accumulation activity	1,102,783	(1,962,403)	(42,825,080)	(45,451,380)

Annuitization Activity:
Annuitizations	-	-	49,116	46,847
Annuity payments and contract charges	-	-	(297,328)	(236,745)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(26,914)	(137,216)
Net annuitization activity	-	-	(275,126)	(327,114)

Net increase (decrease) from contract owner transactions	1,102,783	(1,962,403)	(43,100,206)	(45,778,494)

Total (decrease) increase in net assets	(2,316,853)	5,172,007	(40,665,597)	(1,326,925)

Net assets at beginning of year	48,288,792	43,116,785	329,127,899	330,454,824
Net assets at end of year	$ 45,971,939	$ 48,288,792	$ 288,462,302	$ 329,127,899

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MFL Sub-Account		BDS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment (loss) income	$ (219,153)	$ (314,547)	$ 3,076,162	$ 2,736,440
Net realized gains (losses)	1,981,548	(868,876)	1,630,942	185,705
Net change in unrealized appreciation/depreciation	(945,329)	23,909,406	(192,225)	5,482,332
Net increase from operations	817,066	22,725,983	4,514,879	8,404,477

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,141,500	1,249,389	1,102,950	1,258,154
Transfers between Sub-Accounts
(including the Fixed Account), net	(10,266,812)	(12,492,684)	2,915,066	8,183,604
Withdrawals, surrenders, annuitizations
and contract charges	(25,478,133)	(25,658,842)	(13,070,839)	(14,382,386)
Net accumulation activity	(34,603,445)	(36,902,137)	(9,052,823)	(4,940,628)

Annuitization Activity:
Annuitizations	-	-	2,395	-
Annuity payments and contract charges	(7,208)	(7,104)	(36,319)	(37,492)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	(898)	(41,875)	(79,301)
Net annuitization activity	(7,208)	(8,002)	(75,799)	(116,793)

Net decrease from contract owner transactions	(34,610,653)	(36,910,139)	(9,128,622)	(5,057,421)

Total (decrease) increase in net assets	(33,793,587)	(14,184,156)	(4,613,743)	3,347,056

Net assets at beginning of year	168,194,841	182,378,997	93,795,374	90,448,318
Net assets at end of year	$ 134,401,254	$ 168,194,841	$ 89,181,631	$ 93,795,374

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MF7 Sub-Account		RGS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income (loss)	$ 4,782,669	$ 2,721,864	$ (494,207)	$ (315,298)
Net realized gains (losses)	6,613,391	1,417,488	(2,781,867)	(5,305,584)
Net change in unrealized appreciation/depreciation	(4,733,564)	5,402,593	1,088,996	20,867,477
Net increase (decrease) from operations	6,662,496	9,541,945	(2,187,078)	15,246,595

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	21,015,972	26,819,041	1,123,432	1,447,246
Transfers between Sub-Accounts
(including the Fixed Account), net	6,027,404	23,955,339	(1,846,519)	(1,074,537)
Withdrawals, surrenders, annuitizations
and contract charges	(18,936,178)	(13,429,433)	(12,557,014)	(12,853,985)
Net accumulation activity	8,107,198	37,344,947	(13,280,101)	(12,481,276)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(1,950)	(1,864)	(76,519)	(45,273)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(102)	(172)	(1,957)	(20,528)
Net annuitization activity	(2,052)	(2,036)	(78,476)	(65,801)

Net increase (decrease) from contract owner transactions	8,105,146	37,342,911	(13,358,577)	(12,547,077)

Total increase (decrease) in net assets	14,767,642	46,884,856	(15,545,655)	2,699,518

Net assets at beginning of year	138,789,021	91,904,165	109,875,527	107,176,009
Net assets at end of year	$ 153,556,663	$ 138,789,021	$ 94,329,872	$ 109,875,527

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	RG1 Sub-Account		MFF Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (325,493)	$ (233,343)	$ (178,831)	$ (189,087)
Net realized gains (losses)	1,462,217	(1,989,290)	779,030	623,831
Net change in unrealized appreciation/depreciation	(2,203,494)	6,841,914	(781,522)	1,023,518
Net (decrease) increase from operations	(1,066,770)	4,619,281	(181,323)	1,458,262

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,809,104	2,076,208	257,235	87,063
Transfers between Sub-Accounts
(including the Fixed Account), net	3,236,035	(1,196,271)	27,256	(116,039)
Withdrawals, surrenders, annuitizations
and contract charges	(3,110,420)	(3,294,175)	(2,507,509)	(1,727,192)
Net accumulation activity	1,934,719	(2,414,238)	(2,223,018)	(1,756,168)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(6,726)	(5,457)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	5	(825)	3	(69)
Net annuitization activity	(6,721)	(6,282)	3	(69)

Net increase (decrease) from contract owner transactions	1,927,998	(2,420,520)	(2,223,015)	(1,756,237)

Total increase (decrease) in net assets	861,228	2,198,761	(2,404,338)	(297,975)

Net assets at beginning of year	34,696,477	32,497,716	12,234,367	12,532,342
Net assets at end of year	$ 35,557,705	$ 34,696,477	$ 9,830,029	$ 12,234,367

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	EME Sub-Account		EM1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (400,766)	$ (337,474)	$ (437,643)	$ (287,567)
Net realized (losses) gains	(2,112,396)	(4,529,739)	2,994,338	208,109
Net change in unrealized appreciation/depreciation	(6,970,297)	14,340,213	(9,923,358)	5,472,939
Net (decrease) increase from operations	(9,483,459)	9,473,000	(7,366,663)	5,393,481

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	408,039	310,758	5,191,493	7,548,344
Transfers between Sub-Accounts
(including the Fixed Account), net	138,128	1,561,489	4,017,240	642,145
Withdrawals, surrenders, annuitizations
and contract charges	(6,626,517)	(5,688,750)	(2,993,420)	(2,351,826)
Net accumulation activity	(6,080,350)	(3,816,503)	6,215,313	5,838,663

Annuitization Activity:
Annuitizations	63,811	5,345	-	-
Annuity payments and contract charges	(33,040)	(27,374)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	28,169	(35,023)	-	-
Net annuitization activity	58,940	(57,052)	-	-

Net (decrease) increase from contract owner transactions	(6,021,410)	(3,873,555)	6,215,313	5,838,663

Total (decrease) increase in net assets	(15,504,869)	5,599,445	(1,151,350)	11,232,144

Net assets at beginning of year	52,175,479	46,576,034	33,610,615	22,378,471
Net assets at end of year	$ 36,670,610	$ 52,175,479	$ 32,459,265	$ 33,610,615

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	GGS Sub-Account		GG1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income (loss)	$ 222,825	$ (399,185)	$ 11,181	$ (49,389)
Net realized gains (losses)	278,145	(182,443)	74,948	(23,866)
Net change in unrealized appreciation/depreciation	669,954	1,427,904	24,962	154,545
Net increase from operations	1,170,924	846,276	111,091	81,290

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	197,470	316,671	28,234	44,579
Transfers between Sub-Accounts
(including the Fixed Account), net	931,277	678,583	(159,788)	232,805
Withdrawals, surrenders, annuitizations
and contract charges	(3,873,858)	(3,478,674)	(455,705)	(827,197)
Net accumulation activity	(2,745,111)	(2,483,420)	(587,259)	(549,813)

Annuitization Activity:
Annuitizations	-	5,178	-	-
Annuity payments and contract charges	(15,685)	(18,728)	(1,996)	(1,947)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(5,640)	(24,807)	(97)	(101)
Net annuitization activity	(21,325)	(38,357)	(2,093)	(2,048)

Net decrease from contract owner transactions	(2,766,436)	(2,521,777)	(589,352)	(551,861)

Total decrease in net assets	(1,595,512)	(1,675,501)	(478,261)	(470,571)

Net assets at beginning of year	27,603,523	29,279,024	3,072,039	3,542,610
Net assets at end of year	$ 26,008,011	$ 27,603,523	$ 2,593,778	$ 3,072,039

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	GGR Sub-Account		GG2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (438,994)	$ (407,270)	$ (43,540)	$ (43,968)
Net realized gains	3,659,137	3,071,738	165,559	260,069
Net change in unrealized appreciation/depreciation	(7,824,199)	3,547,131	(405,842)	124,591
Net (decrease) increase from operations	(4,604,056)	6,211,599	(283,823)	340,692

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	434,023	774,541	5,158	72,575
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,222,724)	(1,844,502)	(66,116)	(173,482)
Withdrawals, surrenders, annuitizations
and contract charges	(8,230,272)	(8,527,451)	(644,795)	(1,145,842)
Net accumulation activity	(10,018,973)	(9,597,412)	(705,753)	(1,246,749)

Annuitization Activity:
Annuitizations	14,340	-	-	-
Annuity payments and contract charges	(115,487)	(58,157)	(1,964)	(1,829)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	11,975	(15,205)	45	(259)
Net annuitization activity	(89,172)	(73,362)	(1,919)	(2,088)

Net decrease from contract owner transactions	(10,108,145)	(9,670,774)	(707,672)	(1,248,837)

Total decrease in net assets	(14,712,201)	(3,459,175)	(991,495)	(908,145)

Net assets at beginning of year	68,407,784	71,866,959	4,004,065	4,912,210
Net assets at end of year	$ 53,695,583	$ 68,407,784	$ 3,012,570	$ 4,004,065

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	RES Sub-Account		RE1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (266,448)	$ (25,251)	$ (102,447)	$ (71,914)
Net realized gains	2,791,004	1,071,512	331,006	135,897
Net change in unrealized appreciation/depreciation	(12,350,744)	12,732,144	(1,310,807)	1,562,516
Net (decrease) increase from operations	(9,826,188)	13,778,405	(1,082,248)	1,626,499

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,332,172	1,369,807	110,376	160,631
Transfers between Sub-Accounts
(including the Fixed Account), net	(3,126,379)	(3,845,412)	376,916	(265,407)
Withdrawals, surrenders, annuitizations
and contract charges	(14,005,026)	(16,881,758)	(3,306,404)	(2,563,199)
Net accumulation activity	(15,799,233)	(19,357,363)	(2,819,112)	(2,667,975)

Annuitization Activity:
Annuitizations	23,638	29,681	-	-
Annuity payments and contract charges	(99,229)	(112,284)	(2,448)	(2,055)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	25,345	(48,072)	69	(207)
Net annuitization activity	(50,246)	(130,675)	(2,379)	(2,262)

Net decrease from contract owner transactions	(15,849,479)	(19,488,038)	(2,821,491)	(2,670,237)

Total decrease in net assets	(25,675,667)	(5,709,633)	(3,903,739)	(1,043,738)

Net assets at beginning of year	138,046,224	143,755,857	16,215,376	17,259,114
Net assets at end of year	$ 112,370,557	$ 138,046,224	$ 12,311,637	$ 16,215,376

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	GTR Sub-Account		GT2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (354,095)	$ (524,141)	$ (3,721,553)	$ (2,045,863)
Net realized (losses) gains	(1,827,783)	(2,722,457)	4,482,568	(803,343)
Net change in unrealized appreciation/depreciation	2,430,147	6,496,978	(10,072,819)	13,370,121
Net increase (decrease) from operations	248,269	3,250,380	(9,311,804)	10,520,915

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	680,997	746,578	419,924,472	275,234,122
Transfers between Sub-Accounts
(including the Fixed Account), net	848,302	657,421	105,954,293	82,778,660
Withdrawals, surrenders, annuitizations
and contract charges	(11,119,515)	(10,784,107)	(22,175,874)	(5,665,087)
Net accumulation activity	(9,590,216)	(9,380,108)	503,702,891	352,347,695

Annuitization Activity:
Annuitizations	2,541	15,666	-	-
Annuity payments and contract charges	(71,687)	(68,832)	(2,072)	(2,029)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(19,035)	(20,189)	(81)	(162)
Net annuitization activity	(88,181)	(73,355)	(2,153)	(2,191)

Net (decrease) increase from contract owner transactions	(9,678,397)	(9,453,463)	503,700,738	352,345,504

Total (decrease) increase in net assets	(9,430,128)	(6,203,083)	494,388,934	362,866,419

Net assets at beginning of year	83,182,897	89,385,980	374,030,587	11,164,168
Net assets at end of year	$ 73,752,769	$ 83,182,897	$ 868,419,521	$ 374,030,587

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	GSS Sub-Account		MFK Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income	$ 3,885,749	$ 4,309,753	$ 7,322,277	$ 6,699,523
Net realized gains	2,894,408	2,089,696	7,327,698	3,863,911
Net change in unrealized appreciation/depreciation	2,851,977	232,090	5,718,871	(95,451)
Net increase from operations	9,632,134	6,631,539	20,368,846	10,467,983

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,392,381	2,443,434	26,558,221	33,275,827
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,526,229)	2,306,290	(22,504,527)	25,231,618
Withdrawals, surrenders, annuitizations
and contract charges	(29,902,894)	(30,646,372)	(43,432,519)	(45,202,211)
Net accumulation activity	(29,036,742)	(25,896,648)	(39,378,825)	13,305,234

Annuitization Activity:
Annuitizations	35,648	21,231	-	124,637
Annuity payments and contract charges	(131,706)	(172,359)	(28,050)	(25,171)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	5,549	6,534	(6,365)	(9,099)
Net annuitization activity	(90,509)	(144,594)	(34,415)	90,367

Net (decrease) increase from contract owner transactions	(29,127,251)	(26,041,242)	(39,413,240)	13,395,601

Total (decrease) increase in net assets	(19,495,117)	(19,409,703)	(19,044,394)	23,863,584

Net assets at beginning of year	182,422,116	201,831,819	398,410,866	374,547,282
Net assets at end of year	$ 162,926,999	$ 182,422,116	$ 379,366,472	$ 398,410,866

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	EGS Sub-Account		HYS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment (loss) income	$ (1,700,823)	$ (1,801,212)	$ 6,694,185	$ 7,854,342
Net realized gains (losses)	5,195,511	3,163,874	(1,663,443)	(5,220,494)
Net change in unrealized appreciation/depreciation	(5,766,397)	16,591,684	(2,362,572)	10,196,832
Net (decrease) increase from operations	(2,271,709)	17,954,346	2,668,170	12,830,680

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,519,327	1,241,227	1,850,064	888,751
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,766,537)	(1,926,520)	(607,041)	(1,092,178)
Withdrawals, surrenders, annuitizations
and contract charges	(14,628,254)	(15,896,050)	(16,150,520)	(13,939,425)
Net accumulation activity	(14,875,464)	(16,581,343)	(14,907,497)	(14,142,852)

Annuitization Activity:
Annuitizations	64,034	25,850	45,210	11,220
Annuity payments and contract charges	(112,517)	(76,180)	(71,120)	(89,677)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(269)	(38,762)	(29,757)	(57,516)
Net annuitization activity	(48,752)	(89,092)	(55,667)	(135,973)

Net decrease from contract owner transactions	(14,924,216)	(16,670,435)	(14,963,164)	(14,278,825)

Total (decrease) increase in net assets	(17,195,925)	1,283,911	(12,294,994)	(1,448,145)

Net assets at beginning of year	142,268,348	140,984,437	99,394,800	100,842,945
Net assets at end of year	$ 125,072,423	$ 142,268,348	$ 87,099,806	$ 99,394,800

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MFC Sub-Account		IGS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income (loss)	$ 5,302,344	$ 6,900,949	$ (199,043)	$ (352,389)
Net realized (losses) gains	(885,227)	(3,141,410)	1,381,325	(4,415,102)
Net change in unrealized appreciation/depreciation	(2,491,984)	7,457,171	(8,348,282)	12,746,238
Net increase (decrease) from operations	1,925,133	11,216,710	(7,166,000)	7,978,747

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	732,679	778,202	723,550	753,435
Transfers between Sub-Accounts
(including the Fixed Account), net	(4,284,365)	(3,566,424)	(1,153,199)	(1,825,373)
Withdrawals, surrenders, annuitizations
and contract charges	(14,474,851)	(15,163,458)	(8,227,026)	(9,194,565)
Net accumulation activity	(18,026,537)	(17,951,680)	(8,656,675)	(10,266,503)

Annuitization Activity:
Annuitizations	-	1,474	13,142	32,505
Annuity payments and contract charges	(9,368)	(8,557)	(26,696)	(25,301)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(1,348)	(2,270)	8,795	(14,533)
Net annuitization activity	(10,716)	(9,353)	(4,759)	(7,329)

Net decrease from contract owner transactions	(18,037,253)	(17,961,033)	(8,661,434)	(10,273,832)

Total decrease in net assets	(16,112,120)	(6,744,323)	(15,827,434)	(2,295,085)

Net assets at beginning of year	89,107,908	95,852,231	66,861,752	69,156,837
Net assets at end of year	$ 72,995,788	$ 89,107,908	$ 51,034,318	$ 66,861,752

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	IG1 Sub-Account		MII Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment (loss) income	$ (186,216)	$ (233,681)	$ (104,361)	$ 108,739
Net realized gains (losses)	2,266,309	(1,661,309)	(2,126,151)	(2,475,757)
Net change in unrealized appreciation/depreciation	(5,431,548)	4,961,500	951,034	6,171,841
Net (decrease) increase from operations	(3,351,455)	3,066,510	(1,279,478)	3,804,823

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,842,154	2,666,100	573,059	343,353
Transfers between Sub-Accounts
(including the Fixed Account), net	1,122,831	(356,966)	(1,876,325)	(864,825)
Withdrawals, surrenders, annuitizations
and contract charges	(2,652,125)	(2,981,179)	(6,635,187)	(6,840,628)
Net accumulation activity	312,860	(672,045)	(7,938,453)	(7,362,100)

Annuitization Activity:
Annuitizations	-	-	17,416	11,475
Annuity payments and contract charges	-	-	(33,901)	(32,557)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	99	(115)	(5,865)	(18,264)
Net annuitization activity	99	(115)	(22,350)	(39,346)

Net increase (decrease) from contract owner transactions	312,959	(672,160)	(7,960,803)	(7,401,446)

Total (decrease) increase in net assets	(3,038,496)	2,394,350	(9,240,281)	(3,596,623)

Net assets at beginning of year	27,188,090	24,793,740	55,418,037	59,014,660
Net assets at end of year	$ 24,149,594	$ 27,188,090	$ 46,177,756	$ 55,418,037

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MI1 Sub-Account		MIS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (1,167,495)	$ (563,981)	$ (2,936,236)	$ (4,024,338)
Net realized (losses) gains	(7,214,597)	(7,525,535)	10,265,533	4,920,662
Net change in unrealized appreciation/depreciation	3,308,356	21,107,265	(8,477,280)	38,176,157
Net (decrease) increase from operations	(5,073,736)	13,017,749	(1,147,983)	39,072,481

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,468,044	3,560,400	4,941,279	3,776,093
Transfers between Sub-Accounts
(including the Fixed Account), net	(11,029,644)	4,838,958	(9,321,755)	(12,102,400)
Withdrawals, surrenders, annuitizations
and contract charges	(20,879,495)	(12,933,860)	(47,535,979)	(48,044,004)
Net accumulation activity	(29,441,095)	(4,534,502)	(51,916,455)	(56,370,311)

Annuitization Activity:
Annuitizations	-	10,596	44,815	65,515
Annuity payments and contract charges	(2,956)	(2,764)	(441,257)	(372,281)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	256	(1,326)	1,472	(25,759)
Net annuitization activity	(2,700)	6,506	(394,970)	(332,525)

Net decrease from contract owner transactions	(29,443,795)	(4,527,996)	(52,311,425)	(56,702,836)

Total (decrease) increase in net assets	(34,517,531)	8,489,753	(53,459,408)	(17,630,355)

Net assets at beginning of year	192,674,447	184,184,694	374,470,706	392,101,061
Net assets at end of year	$ 158,156,916	$ 192,674,447	$ 321,011,298	$ 374,470,706

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	M1B Sub-Account		MCS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (765,592)	$ (1,020,618)	$ (343,244)	$ (311,347)
Net realized gains (losses)	1,365,568	614,017	(162,810)	(604,551)
Net change in unrealized appreciation/depreciation	(845,710)	6,942,527	(1,293,631)	6,160,747
Net (decrease) increase from operations	(245,734)	6,535,926	(1,799,685)	5,244,849

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	588,346	596,268	259,621	222,475
Transfers between Sub-Accounts
(including the Fixed Account), net	(3,360,989)	(2,829,628)	(610,400)	2,003,345
Withdrawals, surrenders, annuitizations
and contract charges	(12,225,635)	(13,156,454)	(3,190,975)	(2,850,587)
Net accumulation activity	(14,998,278)	(15,389,814)	(3,541,754)	(624,767)

Annuitization Activity:
Annuitizations	-	2,530	-	15,495
Annuity payments and contract charges	(5,011)	(4,022)	(7,616)	(7,054)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(138)	(303)	1,487	(3,019)
Net annuitization activity	(5,149)	(1,795)	(6,129)	5,422

Net decrease from contract owner transactions	(15,003,427)	(15,391,609)	(3,547,883)	(619,345)

Total (decrease) increase in net assets	(15,249,161)	(8,855,683)	(5,347,568)	4,625,504

Net assets at beginning of year	63,674,137	72,529,820	24,915,455	20,289,951
Net assets at end of year	$ 48,424,976	$ 63,674,137	$ 19,567,887	$ 24,915,455

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MC1 Sub-Account		MMS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (211,573)	$ (242,463)	$ (1,472,427)	$ (1,814,056)
Net realized gains (losses)	434,600	(509,620)	-	-
Net change in unrealized appreciation/depreciation	(1,156,994)	4,305,962	-	-
Net (decrease) increase from operations	(933,967)	3,553,879	(1,472,427)	(1,814,056)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	92,590	241,078	5,749,297	7,711,175
Transfers between Sub-Accounts
(including the Fixed Account), net	(500,708)	(891,854)	19,835,279	17,373,035
Withdrawals, surrenders, annuitizations
and contract charges	(3,002,106)	(3,449,660)	(41,816,757)	(52,479,905)
Net accumulation activity	(3,410,224)	(4,100,436)	(16,232,181)	(27,395,695)

Annuitization Activity:
Annuitizations	-	1,038	193,878	302,433
Annuity payments and contract charges	(1,538)	(1,020)	(160,292)	(336,938)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	63	(342)	(27,229)	(11,666)
Net annuitization activity	(1,475)	(324)	6,357	(46,171)

Net decrease from contract owner transactions	(3,411,699)	(4,100,760)	(16,225,824)	(27,441,866)

Total decrease in net assets	(4,345,666)	(546,881)	(17,698,251)	(29,255,922)

Net assets at beginning of year	15,073,695	15,620,576	113,721,713	142,977,635
Net assets at end of year	$ 10,728,029	$ 15,073,695	$ 96,023,462	$ 113,721,713

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MM1 Sub-Account		NWD Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (2,396,162)	$ (2,883,955)	$ (956,720)	$ (908,193)
Net realized gains	-	-	8,392,205	2,681,838
Net change in unrealized appreciation/depreciation	-	-	(14,624,715)	17,195,895
Net (decrease) increase from operations	(2,396,162)	(2,883,955)	(7,189,230)	18,969,540

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,052,697	2,569,132	1,449,456	689,082
Transfers between Sub-Accounts
(including the Fixed Account), net	53,527,157	38,156,057	896,622	(2,978,621)
Withdrawals, surrenders, annuitizations
and contract charges	(88,933,627)	(60,311,787)	(9,562,337)	(8,270,371)
Net accumulation activity	(32,353,773)	(19,586,598)	(7,216,259)	(10,559,910)

Annuitization Activity:
Annuitizations	-	56,798	13,280	15,041
Annuity payments and contract charges	(27,656)	(27,632)	(52,917)	(26,329)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(1,061)	(1,476)	3,813	(13,347)
Net annuitization activity	(28,717)	27,690	(35,824)	(24,635)

Net decrease from contract owner transactions	(32,382,490)	(19,558,908)	(7,252,083)	(10,584,545)

Total (decrease) increase in net assets	(34,778,652)	(22,442,863)	(14,441,313)	8,384,995

Net assets at beginning of year	158,401,447	180,844,310	69,127,087	60,742,092
Net assets at end of year	$ 123,622,795	$ 158,401,447	$ 54,685,774	$ 69,127,087

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	M1A Sub-Account		RIS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment (loss) income	$ (1,250,462)	$ (1,385,031)	$ 212,925	$ (36,685)
Net realized gains (losses)	9,910,344	(1,076,462)	(2,839,308)	(3,319,974)
Net change in unrealized appreciation/depreciation	(16,413,135)	26,206,763	(1,910,466)	6,741,449
Net (decrease) increase from operations	(7,753,253)	23,745,270	(4,536,849)	3,384,790

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	513,982	484,578	432,111	501,147
Transfers between Sub-Accounts
(including the Fixed Account), net	(614,378)	(17,819,747)	(905,203)	(671,244)
Withdrawals, surrenders, annuitizations
and contract charges	(11,882,631)	(12,331,914)	(4,721,794)	(5,242,889)
Net accumulation activity	(11,983,027)	(29,667,083)	(5,194,886)	(5,412,986)

Annuitization Activity:
Annuitizations	-	-	3,435	4,668
Annuity payments and contract charges	(10,473)	(8,597)	(14,350)	(16,808)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	822	(2,318)	(2,442)	(4,878)
Net annuitization activity	(9,651)	(10,915)	(13,357)	(17,018)

Net decrease from contract owner transactions	(11,992,678)	(29,677,998)	(5,208,243)	(5,430,004)

Total decrease in net assets	(19,745,931)	(5,932,728)	(9,745,092)	(2,045,214)

Net assets at beginning of year	80,056,321	85,989,049	42,251,199	44,296,413
Net assets at end of year	$ 60,310,390	$ 80,056,321	$ 32,506,107	$ 42,251,199

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	RI1 Sub-Account		SIS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income (loss)	$ 26,719	$ (629,902)	$ 1,614,515	$ 1,553,487
Net realized losses	(9,675,153)	(15,817,810)	(272,861)	(596,207)
Net change in unrealized appreciation/depreciation	(2,640,814)	25,553,954	(141,430)	2,358,826
Net (decrease) increase from operations	(12,289,248)	9,106,242	1,200,224	3,316,106

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,551,004	2,119,126	685,234	471,492
Transfers between Sub-Accounts
(including the Fixed Account), net	1,399,067	(876,886)	2,662,657	2,954,221
Withdrawals, surrenders, annuitizations
and contract charges	(14,817,447)	(15,387,666)	(6,667,875)	(6,283,968)
Net accumulation activity	(10,867,376)	(14,145,426)	(3,319,984)	(2,858,255)

Annuitization Activity:
Annuitizations	-	2,267	4,641	23,036
Annuity payments and contract charges	(2,780)	(3,127)	(30,389)	(35,888)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	376	(425)	2,938	1,416
Net annuitization activity	(2,404)	(1,285)	(22,810)	(11,436)

Net decrease from contract owner transactions	(10,869,780)	(14,146,711)	(3,342,794)	(2,869,691)

Total (decrease) increase in net assets	(23,159,028)	(5,040,469)	(2,142,570)	446,415

Net assets at beginning of year	113,396,073	118,436,542	39,058,974	38,612,559
Net assets at end of year	$ 90,237,045	$ 113,396,073	$ 36,916,404	$ 39,058,974

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SI1 Sub-Account		TEC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income (loss)	$ 404,866	$ 398,183	$ (221,785)	$ (207,685)
Net realized gains (losses)	64,492	(217,778)	1,312,661	617,770
Net change in unrealized appreciation/depreciation	(195,560)	710,294	(1,093,071)	2,121,114
Net increase (decrease) from operations	273,798	890,699	(2,195)	2,531,199

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	834,847	53,217	80,861	129,365
Transfers between Sub-Accounts
(including the Fixed Account), net	542,739	865,883	356,586	20,767
Withdrawals, surrenders, annuitizations
and contract charges	(2,118,287)	(2,471,468)	(1,691,719)	(1,368,959)
Net accumulation activity	(740,701)	(1,552,368)	(1,254,272)	(1,218,827)

Annuitization Activity:
Annuitizations	-	-	-	1,799
Annuity payments and contract charges	(3,303)	(3,214)	(3,414)	(2,604)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(183)	(335)	(127)	(1,084)
Net annuitization activity	(3,486)	(3,549)	(3,541)	(1,889)

Net decrease from contract owner transactions	(744,187)	(1,555,917)	(1,257,813)	(1,220,716)

Total (decrease) increase in net assets	(470,389)	(665,218)	(1,260,008)	1,310,483

Net assets at beginning of year	10,489,949	11,155,167	15,842,093	14,531,610
Net assets at end of year	$ 10,019,560	$ 10,489,949	$ 14,582,085	$ 15,842,093

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	TE1 Sub-Account		TRS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment (loss) income	$ (25,788)	$ (25,827)	$ 6,096,491	$ 7,073,716
Net realized gains (losses)	183,554	119,729	(2,769,230)	(9,321,443)
Net change in unrealized appreciation/depreciation	(166,157)	166,829	(513,636)	43,345,284
Net (decrease) increase from operations	(8,391)	260,731	2,813,625	41,097,557

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	50,073	113,456	7,287,457	6,749,347
Transfers between Sub-Accounts
(including the Fixed Account), net	(10,029)	34,354	(2,379,971)	(6,101,083)
Withdrawals, surrenders, annuitizations
and contract charges	(351,568)	(405,404)	(66,302,208)	(69,914,778)
Net accumulation activity	(311,524)	(257,594)	(61,394,722)	(69,266,514)

Annuitization Activity:
Annuitizations	-	-	328,459	421,971
Annuity payments and contract charges	-	-	(590,765)	(605,182)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(123,567)	(161,559)
Net annuitization activity	-	-	(385,873)	(344,770)

Net decrease from contract owner transactions	(311,524)	(257,594)	(61,780,595)	(69,611,284)

Total (decrease) increase in net assets	(319,915)	3,137	(58,966,970)	(28,513,727)

Net assets at beginning of year	1,776,216	1,773,079	506,544,820	535,058,547
Net assets at end of year	$ 1,456,301	$ 1,776,216	$ 447,577,850	$ 506,544,820

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MFJ Sub-Account		UTS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income	$ 4,968,703	$ 6,347,081	$ 3,279,060	$ 2,963,376
Net realized (losses) gains	(19,163,907)	(24,595,166)	10,818,373	10,509,303
Net change in unrealized appreciation/depreciation	14,724,697	73,206,441	(4,977,596)	4,886,592
Net increase from operations	529,493	54,958,356	9,119,837	18,359,271

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	33,086,471	35,405,597	1,962,473	1,957,646
Transfers between Sub-Accounts
(including the Fixed Account), net	(15,321,538)	(17,562,522)	(1,102,279)	(3,473,462)
Withdrawals, surrenders, annuitizations
and contract charges	(100,111,041)	(91,188,599)	(21,767,374)	(24,410,951)
Net accumulation activity	(82,346,108)	(73,345,524)	(20,907,180)	(25,926,767)

Annuitization Activity:
Annuitizations	-	199,457	68,016	263,415
Annuity payments and contract charges	(24,238)	(29,160)	(152,914)	(107,790)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(4,635)	(13,434)	(36,555)	(64,734)
Net annuitization activity	(28,873)	156,863	(121,453)	90,891

Net decrease from contract owner transactions	(82,374,981)	(73,188,661)	(21,028,633)	(25,835,876)

Total decrease in net assets	(81,845,488)	(18,230,305)	(11,908,796)	(7,476,605)

Net assets at beginning of year	724,908,318	743,138,623	165,648,150	173,124,755
Net assets at end of year	$ 643,062,830	$ 724,908,318	$ 153,739,354	$ 165,648,150

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MFE Sub-Account		MVS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income (loss)	$ 1,836,045	$ 1,454,288	$ 214,314	$ (32,550)
Net realized (losses) gains	(1,250,241)	(7,930,782)	4,784,422	(3,060,919)
Net change in unrealized appreciation/depreciation	4,756,412	18,283,727	(6,433,295)	14,394,902
Net increase (decrease) from operations	5,342,216	11,807,233	(1,434,559)	11,301,433

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,512,983	8,534,981	1,560,714	1,274,846
Transfers between Sub-Accounts
(including the Fixed Account), net	6,416,240	(636,392)	(1,462,773)	937,980
Withdrawals, surrenders, annuitizations
and contract charges	(11,092,566)	(9,859,860)	(15,445,829)	(16,768,332)
Net accumulation activity	(163,343)	(1,961,271)	(15,347,888)	(14,555,506)

Annuitization Activity:
Annuitizations	-	-	13,436	-
Annuity payments and contract charges	(5,415)	(9,000)	(104,120)	(111,308)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(345)	(695)	(6,318)	(10,276)
Net annuitization activity	(5,760)	(9,695)	(97,002)	(121,584)

Net decrease from contract owner transactions	(169,103)	(1,970,966)	(15,444,890)	(14,677,090)

Total increase (decrease) in net assets	5,173,113	9,836,267	(16,879,449)	(3,375,657)

Net assets at beginning of year	111,476,038	101,639,771	122,377,852	125,753,509
Net assets at end of year	$ 116,649,151	$ 111,476,038	$ 105,498,403	$ 122,377,852

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MV1 Sub-Account		AAN Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (578,891)	$ (980,753)	$ (2,530)	$ -
Net realized gains (losses)	7,851,039	(12,070,497)	(103)	-
Net change in unrealized appreciation/depreciation	(10,684,885)	32,476,805	14,949	-
Net (decrease) increase from operations	(3,412,737)	19,425,555	12,316	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,877,787	9,119,713	1,915,802	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(7,617,136)	(2,828,609)	382,797	-
Withdrawals, surrenders, annuitizations
and contract charges	(24,562,258)	(22,612,378)	(15,746)	-
Net accumulation activity	(26,301,607)	(16,321,274)	2,282,853	-

Annuitization Activity:
Annuitizations	-	1,115	-	-
Annuity payments and contract charges	(8,428)	(11,606)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(632)	(1,454)	-	-
Net annuitization activity	(9,060)	(11,945)	-	-

Net (decrease) increase from contract owner transactions	(26,310,667)	(16,333,219)	2,282,853	-

Total (decrease) increase in net assets	(29,723,404)	3,092,336	2,295,169	-

Net assets at beginning of year	219,524,012	216,431,676	-	-
Net assets at end of year	$ 189,800,608	$ 219,524,012	$ 2,295,169	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	AAW Sub-Account		VKM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (38)	$ -	$ (256,078)	$ (181,284)
Net realized (losses) gains	(1)	-	2,267,652	1,441,328
Net change in unrealized appreciation/depreciation	(668)	-	(3,638,876)	1,601,633
Net (decrease) increase from operations	(707)	-	(1,627,302)	2,861,677

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	14,590	-	1,180,837	2,149,239
Transfers between Sub-Accounts
(including the Fixed Account), net	9,666	-	1,604,746	1,091,195
Withdrawals, surrenders, annuitizations
and contract charges	-	-	(1,123,916)	(502,106)
Net accumulation activity	24,256	-	1,661,667	2,738,328

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	24,256	-	1,661,667	2,738,328

Total increase in net assets	23,549	-	34,365	5,600,005

Net assets at beginning of year	-	-	14,589,309	8,989,304
Net assets at end of year	$ 23,549	$ -	$ 14,623,674	$ 14,589,309

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	OBV Sub-Account		OCA Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income (loss)	$ 55,002	$ (61,068)	$ (410,541)	$ (457,152)
Net realized gains (losses)	373,844	(231,357)	(278,018)	(647,622)
Net change in unrealized appreciation/depreciation	(608,198)	1,587,695	(93,688)	2,963,015
Net (decrease) increase from operations	(179,352)	1,295,270	(782,247)	1,858,241

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	10,438	243,081	1,224,360	2,291,058
Transfers between Sub-Accounts
(including the Fixed Account), net	556,313	(59,826)	330,957	(1,915,029)
Withdrawals, surrenders, annuitizations
and contract charges	(1,089,038)	(1,195,994)	(3,699,323)	(3,867,887)
Net accumulation activity	(522,287)	(1,012,739)	(2,144,006)	(3,491,858)

Annuitization Activity:
Annuitizations	-	-	-	2,324
Annuity payments and contract charges	-	-	(2,278)	(1,716)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(77)	(214)
Net annuitization activity	-	-	(2,355)	394

Net decrease from contract owner transactions	(522,287)	(1,012,739)	(2,146,361)	(3,491,464)

Total (decrease) increase in net assets	(701,639)	282,531	(2,928,608)	(1,633,223)

Net assets at beginning of year	13,178,352	12,895,821	26,312,656	27,945,879
Net assets at end of year	$ 12,476,713	$ 13,178,352	$ 23,384,048	$ 26,312,656

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	OGG Sub-Account		OMG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (201,893)	$ (160,375)	$ (4,820,441)	$ (3,867,495)
Net realized losses	(1,392,825)	(2,664,369)	(23,494,767)	(22,696,273)
Net change in unrealized appreciation/depreciation	(1,658,822)	6,864,537	19,150,868	87,193,750
Net (decrease) increase from operations	(3,253,540)	4,039,793	(9,164,340)	60,629,982

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,649,918	2,149,983	3,084,994	2,562,910
Transfers between Sub-Accounts
(including the Fixed Account), net	409,087	(743,099)	(21,325,654)	(31,713,271)
Withdrawals, surrenders, annuitizations
and contract charges	(4,141,458)	(2,855,922)	(66,408,906)	(55,204,886)
Net accumulation activity	(1,082,453)	(1,449,038)	(84,649,566)	(84,355,247)

Annuitization Activity:
Annuitizations	-	-	-	9,204
Annuity payments and contract charges	-	-	(14,722)	(14,475)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	269	(2,773)
Net annuitization activity	-	-	(14,453)	(8,044)

Net decrease from contract owner transactions	(1,082,453)	(1,449,038)	(84,664,019)	(84,363,291)

Total (decrease) increase in net assets	(4,335,993)	2,590,755	(93,828,359)	(23,733,309)

Net assets at beginning of year	32,916,492	30,325,737	470,911,158	494,644,467
Net assets at end of year	$ 28,580,499	$ 32,916,492	$ 377,082,799	$ 470,911,158

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	OMS Sub-Account		AAQ Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (136,236)	$ (151,749)	$ (3)	$ -
Net realized gains (losses)	260,424	(650,000)	-	-
Net change in unrealized appreciation/depreciation	(501,351)	2,869,798	(13)	-
Net (decrease) increase from operations	(377,163)	2,068,049	(16)	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	49,738	60,226	28,287	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,042,095)	(440,445)	43,142	-
Withdrawals, surrenders, annuitizations
and contract charges	(1,813,606)	(1,036,222)	-	-
Net accumulation activity	(2,805,963)	(1,416,441)	71,429	-

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(2,805,963)	(1,416,441)	71,429	-

Total (decrease) increase in net assets	(3,183,126)	651,608	71,413	-

Net assets at beginning of year	11,503,067	10,851,459	-	-
Net assets at end of year	$ 8,319,941	$ 11,503,067	$ 71,413	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	PRA Sub-Account		AAP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income	$ 280,920	$ 271,035	$ 165,174	$ -
Net realized gains (losses)	85,345	(47,805)	(7)	-
Net change in unrealized appreciation/depreciation	(354,512)	259,295	(126,838)	-
Net increase from operations	11,753	482,525	38,329	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	39,542	30,522	6,277,837	-
Transfers between Sub-Accounts
(including the Fixed Account), net	555,628	1,333,686	1,315,727	-
Withdrawals, surrenders, annuitizations
and contract charges	(716,516)	(434,367)	(1,568)	-
Net accumulation activity	(121,346)	929,841	7,591,996	-

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(121,346)	929,841	7,591,996	-

Total (decrease) increase in net assets	(109,593)	1,412,366	7,630,325	-

Net assets at beginning of year	5,600,897	4,188,531	-	-
Net assets at end of year	$ 5,491,304	$ 5,600,897	$ 7,630,325	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	BBD Sub-Account		PCR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income	$ 13,965	$ -	$ 9,881,844	$ 8,599,119
Net realized (losses) gains	(28)	-	3,854,601	(7,675,748)
Net change in unrealized appreciation/depreciation	(23,066)	-	(20,646,109)	12,790,780
Net (decrease) increase from operations	(9,129)	-	(6,909,664)	13,714,151

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	494,441	-	7,532,124	7,718,981
Transfers between Sub-Accounts
(including the Fixed Account), net	84,135	-	4,650,918	(2,659,143)
Withdrawals, surrenders, annuitizations
and contract charges	(440)	-	(5,752,805)	(4,976,220)
Net accumulation activity	578,136	-	6,430,237	83,618

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	578,136	-	6,430,237	83,618

Total increase (decrease) in net assets	569,007	-	(479,427)	13,797,769

Net assets at beginning of year	-	-	74,448,884	60,651,115
Net assets at end of year	$ 569,007	$ -	$ 73,969,457	$ 74,448,884

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	PMB Sub-Account		BBE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income	$ 897,027	$ 630,592	$ 908	$ -
Net realized gains (losses)	974,243	(2,675)	(11)	-
Net change in unrealized appreciation/depreciation	(781,543)	1,162,235	10	-
Net increase from operations	1,089,727	1,790,152	907	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,187,880	4,978,474	365,256	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(784,093)	3,516,158	51,710	-
Withdrawals, surrenders, annuitizations
and contract charges	(2,581,117)	(2,347,216)	-	-
Net accumulation activity	(177,330)	6,147,416	416,966	-

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(177,330)	6,147,416	416,966	-

Total increase in net assets	912,397	7,937,568	417,873	-

Net assets at beginning of year	24,113,288	16,175,720	-	-
Net assets at end of year	$ 25,025,685	$ 24,113,288	$ 417,873	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	6TT Sub-Account		PRR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income (loss)	$ 1,626,785	$ 8,479,138	$ 470,227	$ (331,366)
Net realized gains	12,269,505	1,721,402	5,711,228	1,133,890
Net change in unrealized appreciation/depreciation	(55,464,424)	31,259,794	4,424,935	6,519,698
Net (decrease) increase from operations	(41,568,134)	41,460,334	10,606,390	7,322,222

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	335,102,537	392,135,992	683,195	605,091
Transfers between Sub-Accounts
(including the Fixed Account), net	164,602,057	169,501,807	(12,657,430)	(280,371)
Withdrawals, surrenders, annuitizations
and contract charges	(30,508,018)	(8,211,478)	(14,051,768)	(12,488,348)
Net accumulation activity	469,196,576	553,426,321	(26,026,003)	(12,163,628)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	469,196,576	553,426,321	(26,026,003)	(12,163,628)

Total increase (decrease) in net assets	427,628,442	594,886,655	(15,419,613)	(4,841,406)

Net assets at beginning of year	616,967,109	22,080,454	118,890,037	123,731,443
Net assets at end of year	$1,044,595,551	$ 616,967,109	$ 103,470,424	$ 118,890,037

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	PTR Sub-Account		AAR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income (loss)	$ 3,564,444	$ 2,880,267	$ (2,647)	$ -
Net realized gains (losses)	10,512,039	17,578,394	(2)	-
Net change in unrealized appreciation/depreciation	(6,477,484)	4,843,793	13,426	-
Net increase from operations	7,598,999	25,302,454	10,777	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,399,013	2,365,898	1,677,371	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(14,587,371)	24,037,754	549,260	-
Withdrawals, surrenders, annuitizations
and contract charges	(49,400,924)	(38,408,702)	(965)	-
Net accumulation activity	(61,589,282)	(12,005,050)	2,225,666	-

Annuitization Activity:
Annuitizations	-	9,840	-	-
Annuity payments and contract charges	(15,101)	(14,527)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(1,610)	(2,866)	-	-
Net annuitization activity	(16,711)	(7,553)	-	-

Net (decrease) increase from contract owner transactions	(61,605,993)	(12,012,603)	2,225,666	-

Total (decrease) increase in net assets	(54,006,994)	13,289,851	2,236,443	-

Net assets at beginning of year	420,201,410	406,911,559	-	-
Net assets at end of year	$ 366,194,416	$ 420,201,410	$ 2,236,443	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	AAS Sub-Account		3XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment (loss) income	$ (139)	$ -	$ 24,866	$ (34,852)
Net realized gains	-	-	188,521	100,953
Net change in unrealized appreciation/depreciation	1,664	-	(975,850)	74,008
Net increase (decrease) from operations	1,525	-	(762,463)	140,109

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	17,262	-	180,699	722,413
Transfers between Sub-Accounts
(including the Fixed Account), net	239,142	-	1,423,911	565,549
Withdrawals, surrenders, annuitizations
and contract charges	(30)	-	(215,240)	(96,816)
Net accumulation activity	256,374	-	1,389,370	1,191,146

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	256,374	-	1,389,370	1,191,146

Total increase in net assets	257,899	-	626,907	1,331,255

Net assets at beginning of year	-	-	2,915,660	1,584,405
Net assets at end of year	$ 257,899	$ -	$ 3,542,567	$ 2,915,660

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	5XX Sub-Account		SBI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income (loss)	$ 741,367	$ (766,995)	$ (23,231)	$ -
Net realized gains (losses)	10,330,919	2,225,721	(41,071)	-
Net change in unrealized appreciation/depreciation	8,524,790	1,442,945	(256,722)	-
Net increase (decrease) from operations	19,597,076	2,901,671	(321,024)	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	75,211,011	41,535,207	3,068,899	1,073
Transfers between Sub-Accounts
(including the Fixed Account), net	33,400,275	37,492,337	1,660,559	-
Withdrawals, surrenders, annuitizations
and contract charges	(14,851,141)	(7,175,310)	(159,046)	-
Net accumulation activity	93,760,145	71,852,234	4,570,412	1,073

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase from contract owner transactions	93,760,145	71,852,234	4,570,412	1,073

Total increase in net assets	113,357,221	74,753,905	4,249,388	1,073

Net assets at beginning of year	148,879,348	74,125,443	1,073	-
Net assets at end of year	$ 262,236,569	$ 148,879,348	$ 4,250,461	$ 1,073

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SSA Sub-Account		VSC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (178,114)	$ (213,893)	$ (1,774,895)	$ (1,965,157)
Net realized gains (losses)	3,230,755	(694,147)	1,847,760	(1,773,741)
Net change in unrealized appreciation/depreciation	(3,142,346)	2,775,001	(7,627,055)	29,920,133
Net (decrease) increase from operations	(89,705)	1,866,961	(7,554,190)	26,181,235

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	8,470,072	1,782,117	3,945,091	2,335,111
Transfers between Sub-Accounts
(including the Fixed Account), net	4,000,922	1,957,425	(560,531)	(20,212,577)
Withdrawals, surrenders, annuitizations
and contract charges	(1,622,919)	(1,021,604)	(12,873,408)	(8,525,834)
Net accumulation activity	10,848,075	2,717,938	(9,488,848)	(26,403,300)

Annuitization Activity:
Annuitizations	-	-	-	6,127
Annuity payments and contract charges	-	-	(2,896)	(2,648)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	199	(1,228)
Net annuitization activity	-	-	(2,697)	2,251

Net increase (decrease) from contract owner transactions	10,848,075	2,717,938	(9,491,545)	(26,401,049)

Total increase (decrease) in net assets	10,758,370	4,584,899	(17,045,735)	(219,814)

Net assets at beginning of year	15,434,805	10,849,906	126,734,777	126,954,591
Net assets at end of year	$ 26,193,175	$ 15,434,805	$ 109,689,042	$ 126,734,777

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	2XX Sub-Account		SVV Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (142,431)	$ (142,415)	$ (2,399,758)	$ (3,250,565)
Net realized gains (losses)	2,326,503	1,596,338	12,769,935	(2,938,574)
Net change in unrealized appreciation/depreciation	(3,160,600)	326,744	(23,716,810)	30,931,191
Net (decrease) increase from operations	(976,528)	1,780,667	(13,346,633)	24,742,052

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	761,018	2,150,164	4,084,034	11,602,724
Transfers between Sub-Accounts
(including the Fixed Account), net	240,008	1,700,755	(3,118,844)	(155,849)
Withdrawals, surrenders, annuitizations
and contract charges	(597,405)	(370,698)	(13,572,353)	(8,807,786)
Net accumulation activity	403,621	3,480,221	(12,607,163)	2,639,089

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(2,544)	(5,754)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(105)	(523)
Net annuitization activity	-	-	(2,649)	(6,277)

Net increase (decrease) from contract owner transactions	403,621	3,480,221	(12,609,812)	2,632,812

Total (decrease) increase in net assets	(572,907)	5,260,888	(25,956,445)	27,374,864

Net assets at beginning of year	11,548,624	6,287,736	245,751,191	218,376,327
Net assets at end of year	$ 10,975,717	$ 11,548,624	$ 219,794,746	$ 245,751,191

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SGC Sub-Account		S13 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (418,552)	$ (1,093,333)	$ (251,550)	$ (357,916)
Net realized gains	11,511,104	7,778,380	4,153,318	1,931,370
Net change in unrealized appreciation/depreciation	(10,552,639)	4,836,249	(4,318,009)	2,266,958
Net increase (decrease) from operations	539,913	11,521,296	(416,241)	3,840,412

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	307,842	393,642	2,531,779	4,462,793
Transfers between Sub-Accounts
(including the Fixed Account), net	(3,695,813)	(5,381,302)	2,477,465	(145,345)
Withdrawals, surrenders, annuitizations
and contract charges	(8,506,105)	(7,457,581)	(1,497,071)	(1,036,755)
Net accumulation activity	(11,894,076)	(12,445,241)	3,512,173	3,280,693

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(3,809)	(3,539)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(156)	(700)	-	-
Net annuitization activity	(3,965)	(4,239)	-	-

Net (decrease) increase from contract owner transactions	(11,898,041)	(12,449,480)	3,512,173	3,280,693

Total (decrease) increase in net assets	(11,358,128)	(928,184)	3,095,932	7,121,105

Net assets at beginning of year	63,936,768	64,864,952	24,767,620	17,646,515
Net assets at end of year	$ 52,578,640	$ 63,936,768	$ 27,863,552	$ 24,767,620

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SDC Sub-Account		S15 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (3,190,460)	$ (1,401,890)	$ (1,198,558)	$ (546,780)
Net realized gains	6,086,217	3,010,311	2,046,723	736,456
Net change in unrealized appreciation/depreciation	(9,383,407)	2,927,552	(3,414,688)	173,076
Net (decrease) increase from operations	(6,487,650)	4,535,973	(2,566,523)	362,752

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,211,701	3,253,544	31,112,280	22,863,253
Transfers between Sub-Accounts
(including the Fixed Account), net	(27,211,794)	32,676,734	20,425,797	22,019,259
Withdrawals, surrenders, annuitizations
and contract charges	(92,350,783)	(72,895,333)	(9,939,250)	(6,324,197)
Net accumulation activity	(115,350,876)	(36,965,055)	41,598,827	38,558,315

Annuitization Activity:
Annuitizations	-	13,493	-	-
Annuity payments and contract charges	(25,553)	(26,518)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(432)	(2,405)	-	-
Net annuitization activity	(25,985)	(15,430)	-	-

Net (decrease) increase from contract owner transactions	(115,376,861)	(36,980,485)	41,598,827	38,558,315

Total (decrease) increase in net assets	(121,864,511)	(32,444,512)	39,032,304	38,921,067

Net assets at beginning of year	638,001,577	670,446,089	139,938,767	101,017,700
Net assets at end of year	$ 516,137,066	$ 638,001,577	$ 178,971,071	$ 139,938,767

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	7XX Sub-Account		6XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (7,266,635)	$ (6,201,635)	$ (2,990,651)	$ (1,885,826)
Net realized gains	88,125,618	10,165,358	41,852,791	10,429,332
Net change in unrealized appreciation/depreciation	(145,665,536)	102,385,089	(47,984,269)	36,964,375
Net (decrease) increase from operations	(64,806,553)	106,348,812	(9,122,129)	45,507,881

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	348,024,369	508,316,327	173,964,422	226,238,216
Transfers between Sub-Accounts
(including the Fixed Account), net	152,297,889	241,899,854	55,980,480	115,445,788
Withdrawals, surrenders, annuitizations
and contract charges	(70,080,402)	(33,536,070)	(42,818,573)	(23,126,816)
Net accumulation activity	430,241,856	716,680,111	187,126,329	318,557,188

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(1)	(11)
Net annuitization activity	-	-	(1)	(11)

Net increase from contract owner transactions	430,241,856	716,680,111	187,126,328	318,557,177

Total increase in net assets	365,435,303	823,028,923	178,004,199	364,065,058

Net assets at beginning of year	1,355,951,680	532,922,757	710,247,154	346,182,096
Net assets at end of year	$1,721,386,983	$1,355,951,680	$ 888,251,353	$ 710,247,154

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	8XX Sub-Account		1XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (429,886)	$ (1,661,207)	$ (212,522)	$ (127,564)
Net realized gains	65,402,564	18,523,875	925,493	1,183,105
Net change in unrealized appreciation/depreciation	(95,398,898)	40,077,164	(1,639,215)	773,936
Net (decrease) increase from operations	(30,426,220)	56,939,832	(926,244)	1,829,477

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	12,368,927	57,788,558	1,494,955	1,733,876
Transfers between Sub-Accounts
(including the Fixed Account), net	353,308	33,144,302	1,995,383	1,408,109
Withdrawals, surrenders, annuitizations
and contract charges	(23,032,197)	(20,963,058)	(467,350)	(909,637)
Net accumulation activity	(10,309,962)	69,969,802	3,022,988	2,232,348

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	132	-
Net annuitization activity	-	-	132	-

Net (decrease) increase from contract owner transactions	(10,309,962)	69,969,802	3,023,120	2,232,348

Total (decrease) increase in net assets	(40,736,182)	126,909,634	2,096,876	4,061,825

Net assets at beginning of year	547,564,582	420,654,948	9,947,413	5,885,588
Net assets at end of year	$ 506,828,400	$ 547,564,582	$ 12,044,289	$ 9,947,413

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SLC Sub-Account		S12 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (3,619,458)	$ (6,245,264)	$ (165,359)	$ (184,868)
Net realized gains	75,934,724	39,697,526	2,431,981	724,731
Net change in unrealized appreciation/depreciation	(96,829,319)	18,847,795	(3,359,745)	878,144
Net (decrease) increase from operations	(24,514,053)	52,300,057	(1,093,123)	1,418,007

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,470,584	2,049,043	1,115,752	2,313,837
Transfers between Sub-Accounts
(including the Fixed Account), net	(7,395,614)	(25,932,592)	1,264,737	631,761
Withdrawals, surrenders, annuitizations
and contract charges	(49,619,572)	(39,285,593)	(602,926)	(426,102)
Net accumulation activity	(54,544,602)	(63,169,142)	1,777,563	2,519,496

Annuitization Activity:
Annuitizations	-	13,917	-	-
Annuity payments and contract charges	(14,832)	(13,794)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	257	(4,402)	-	-
Net annuitization activity	(14,575)	(4,279)	-	-

Net (decrease) increase from contract owner transactions	(54,559,177)	(63,173,421)	1,777,563	2,519,496

Total (decrease) increase in net assets	(79,073,230)	(10,873,364)	684,440	3,937,503

Net assets at beginning of year	365,984,873	376,858,237	12,595,699	8,658,196
Net assets at end of year	$ 286,911,643	$ 365,984,873	$ 13,280,139	$ 12,595,699

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	S14 Sub-Account		4XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income	$ 1,629,373	$ 1,391,562	$ 4,553,938	$ 1,077,337
Net realized gains	2,155,114	1,246,757	21,242,752	4,200,152
Net change in unrealized appreciation/depreciation	(3,197,435)	(125,667)	(16,993,229)	9,675,165
Net increase from operations	587,052	2,512,652	8,803,461	14,952,654

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,759,253	4,058,630	186,444,166	142,509,147
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,768,996)	2,330,843	35,735,973	78,093,196
Withdrawals, surrenders, annuitizations
and contract charges	(3,133,842)	(1,829,354)	(23,643,912)	(16,567,384)
Net accumulation activity	(2,143,585)	4,560,119	198,536,227	204,034,959

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(2,143,585)	4,560,119	198,536,227	204,034,959

Total (decrease) increase in net assets	(1,556,533)	7,072,771	207,339,688	218,987,613

Net assets at beginning of year	30,197,858	23,125,087	444,483,583	225,495,970
Net assets at end of year	$ 28,641,325	$ 30,197,858	$ 651,823,271	$ 444,483,583

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	S16 Sub-Account		LGF Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment loss	$ (617,211)	$ (637,726)	$ (92,278)	$ (71,347)
Net realized (losses) gains	(150,432)	(2,844,801)	442,780	(26,393)
Net change in unrealized appreciation/depreciation	(2,596,509)	10,902,386	(741,808)	873,283
Net (decrease) increase from operations	(3,364,152)	7,419,859	(391,306)	775,543

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	930,702	1,321,094	657,497	933,887
Transfers between Sub-Accounts
(including the Fixed Account), net	132,527	(6,023,756)	641,014	207,863
Withdrawals, surrenders, annuitizations
and contract charges	(2,996,164)	(2,595,999)	(431,400)	(301,152)
Net accumulation activity	(1,932,935)	(7,298,661)	867,111	840,598

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(1,932,935)	(7,298,661)	867,111	840,598

Total (decrease) increase in net assets	(5,297,087)	121,198	475,805	1,616,141

Net assets at beginning of year	38,555,488	38,434,290	5,093,897	3,477,756
Net assets at end of year	$ 33,258,401	$ 38,555,488	$ 5,569,702	$ 5,093,897

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SC3 Sub-Account		SRE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income	$ 233,275	$ 532,337	$ 5,304,514	$ 10,771,086
Net realized gains (losses)	426,243	(971,771)	(1,570,819)	(15,112,553)
Net change in unrealized appreciation/depreciation	(1,044,310)	1,114,603	(14,420,225)	19,722,752
Net (decrease) increase from operations	(384,792)	675,169	(10,686,530)	15,381,285

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	49,464	19,814	4,290,298	3,001,387
Transfers between Sub-Accounts
(including the Fixed Account), net	(61,747)	12,702	(1,443,737)	(3,608,515)
Withdrawals, surrenders, annuitizations
and contract charges	(1,175,218)	(1,628,645)	(15,434,338)	(11,851,488)
Net accumulation activity	(1,187,501)	(1,596,129)	(12,587,777)	(12,458,616)

Annuitization Activity:
Annuitizations	-	1,236	-	3,158
Annuity payments and contract charges	(1,346)	(1,057)	(2,693)	(2,871)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	16	(172)	191	(668)
Net annuitization activity	(1,330)	7	(2,502)	(381)

Net decrease from contract owner transactions	(1,188,831)	(1,596,122)	(12,590,279)	(12,458,997)

Total (decrease) increase in net assets	(1,573,623)	(920,953)	(23,276,809)	2,922,288

Net assets at beginning of year	5,520,469	6,441,422	132,272,111	129,349,823
Net assets at end of year	$ 3,946,846	$ 5,520,469	$ 108,995,302	$ 132,272,111

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	IGB Sub-Account		CMM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income (loss)	$ 2,530,923	$ 1,378,302	$ (2,128,329)	$ (1,890,270)
Net realized gains	5,124,534	441,090	867	-
Net change in unrealized appreciation/depreciation	(780,744)	2,409,607	-	-
Net increase (decrease) from operations	6,874,713	4,228,999	(2,127,462)	(1,890,270)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	46,054,347	42,252,650	22,655,860	45,435,343
Transfers between Sub-Accounts
(including the Fixed Account), net	2,810,505	19,082,647	72,461,473	(770,307)
Withdrawals, surrenders, annuitizations
and contract charges	(8,785,019)	(6,327,026)	(56,029,037)	(40,322,046)
Net accumulation activity	40,079,833	55,008,271	39,088,296	4,342,990

Annuitization Activity:
Annuitizations	-	-	62,178	-
Annuity payments and contract charges	-	-	(18,473)	(12,410)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(1,878)	(1,621)
Net annuitization activity	-	-	41,827	(14,031)

Net increase from contract owner transactions	40,079,833	55,008,271	39,130,123	4,328,959

Total increase in net assets	46,954,546	59,237,270	37,002,661	2,438,689

Net assets at beginning of year	119,314,751	60,077,481	113,075,492	110,636,803
Net assets at end of year	$ 166,269,297	$ 119,314,751	$ 150,078,153	$ 113,075,492

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	WTF Sub-Account		USC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income (loss)	$ 3,662	$ (11,417)	$ (1,137)	$ (1,003)
Net realized gains (losses)	89,769	(18,543)	5,386	(787)
Net change in unrealized appreciation/depreciation	(250,177)	252,417	(7,604)	12,177
Net (decrease) increase from operations	(156,746)	222,457	(3,355)	10,387

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	180	7,602	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	92,113	(201,774)	3,755	(5,363)
Withdrawals, surrenders, annuitizations
and contract charges	(189,668)	(215,624)	(326)	(296)
Net accumulation activity	(97,375)	(409,796)	3,429	(5,659)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net (decrease) increase from contract owner transactions	(97,375)	(409,796)	3,429	(5,659)

Total (decrease) increase in net assets	(254,121)	(187,339)	74	4,728

Net assets at beginning of year	930,311	1,117,650	56,768	52,040
Net assets at end of year	$ 676,190	$ 930,311	$ 56,842	$ 56,768

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	AAL Sub-Account
	December 31,	December 31,
	2011	2010
Operations:
Net investment income	$ 32,571	$ -
Net realized gains	124,254	-
Net change in unrealized appreciation/depreciation	91,924	-
Net increase from operations	248,749	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	9,620,457	-
Transfers between Sub-Accounts
(including the Fixed Account), net	5,001,485	-
Withdrawals, surrenders, annuitizations
and contract charges	(285,912)	-
Net accumulation activity	14,336,030	-

Annuitization Activity:
Annuitizations	-	-
Annuity payments and contract charges	-	-
Transfers between Sub-Accounts, net	-	-
Adjustments to annuity reserves	-	-
Net annuitization activity	-	-

Net increase from contract owner transactions	14,336,030	-

Total increase in net assets	14,584,779	-

Net assets at beginning of year	-	-
Net assets at end of year	$ 14,584,779	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2011

1. BUSINESS AND ORGANIZATION

Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) and was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Choice contracts, Regatta Access contracts, Regatta Flex 4 contracts, Regatta Flex II contracts, Regatta Choice II contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Access contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts, Sun Life Financial Masters VII contracts, Sun Life Financial Masters Extra II contracts, Sun Life Financial Masters Choice II contracts, Sun Life Financial Masters Flex II contracts, Sun Life Financial Masters I Share contracts (collectively the “Contracts”), and certain other fixed and variable annuity contracts issued by the Sponsor.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended.  The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2011.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.  The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in note 4.

Purchase Payments
Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Withdrawals
At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract.  If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested.  Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization
On the annuity commencement date, the contract's accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments
The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract.  The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Taxes
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.  In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a charge may be made in future years.

Accounting for Uncertain Tax Provisions
Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2011. The 2007 through 2010 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of the reserve for variable annuities.  Actual results could vary from the amounts derived from management's estimates.

Subsequent events
Management has evaluated events subsequent to December 31, 2011 and through the issuance date of the Variable Account’s financial statements, noting there are no subsequent events requiring accounting or disclosure.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements,” which provides amendments to FASB Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” that will provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements.

On January 1, 2010 the Variable Account adopted the provisions of ASU No. 2010-06 which require new disclosures and clarifications of existing disclosures, which are effective for interim and annual reporting periods beginning after December 31, 2009. The adoption of this guidance did not have a material impact on the Variable Account’s financial statements.  Effective January 1, 2011, the Variable Account adopted the provisions of the standards relating to disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3.  The adoption of this guidance did not have a material impact on the Variable Account’s financial statements.  The required disclosures are included in note 8 of the Variable Account’s financial statements.

Accounting Pronouncements Not Yet Adopted
In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS,” which change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements.  Some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements, while other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.  Many of the requirements in this update are not meant to result in a change in application of the requirements of Topic 820, but to improve upon an entities consistency in application across jurisdictions to ensure that U.S. GAAP and International Financial Reporting Standards (“IFRS”) fair value measurement and disclosure requirements are described in the same way.  The amendments in ASU 2011-04 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2011-04 on January 1, 2012 and does not expect its requirements to significantly impact the Variable Account’s financial statements.

3. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company and Sun Capital Advisers LLC, affiliates of the Sponsor, are investment advisers to certain of the Funds and charge management fees at an annual rate ranging from 0.50% to 1.05% and 0.13% to 1.05% of the Funds’ average daily net assets, respectively. For additional related party transactions, see notes 4 and 5.

4. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks, the optional death benefit riders and optional living benefit riders are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor.  These charges are reflected in the Statement of Operations.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2011, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6
Regatta	1.25%	-	-	-	-	-
Regatta Gold	1.25%	-	-	-	-	-
Regatta Classic	1.00%	-	-	-	-	-
Regatta Platinum	1.25%	-	-	-	-	-
Regatta Extra	1.30%	1.45%	1.55%	1.70%	-	-
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%
Sun Life Financial Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%
Sun Life Financial Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%
Sun Life Financial Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%
Sun Life Financial Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%
Sun Life Financial Masters IV	1.05%	1.25%	1.30%	1.45%	1.65%	1.70%
Sun Life Financial Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.40%
Sun Life Financial Masters Extra II	1.70%	2.10%	-	-	-	-
Sun Life Financial Masters Choice II	1.35%	1.60%	1.75%	-	-	-
Sun Life Financial Masters Flex II	1.65%	2.05%
Sun Life Financial Masters I Share	0.50%		-	-	-	-

Distribution and administrative expense charges
For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Sun Life Financial Masters VII, Sun Life Financial Masters Extra, Sun Life Financial Masters Extra II, Sun Life Financial Masters Choice and Sun Life Financial Masters Choice II, and at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Sun Life Financial Masters IV, Sun Life Financial Masters Access, Sun Life Financial Masters Flex and Sun Life Financial Masters Flex II. There are no distribution charges associated with the other contracts listed in footnote 1.

Additionally, for Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, Sun Life Financial Masters VII, Sun Life Financial Masters Extra II, Sun Life Financial Masters Flex II, Sun Life Financial Masters I Share, and Sun Life Financial Masters Choice II contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value.  This charge is designed to reimburse the Sponsor for expenses incurred in administering the Contracts, the accounts and the Variable Account that are not covered by the annual account administration fee (“Account Fee”).

Distribution and administrative expense charges are reflected in the Statement of Operations.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

Administration charges (“Account Fee”)
Each year on the account anniversary date, an Account Fee equal to the lesser of $30 or 2% of the participant’s account value in the case of Regatta, $35 in the case of Regatta Extra contracts, and $50 in the case of Regatta Choice, Regatta Gold, Regatta Platinum, Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, Sun Life Financial Masters VII, Sun Life Financial Masters Extra II, Sun Life Financial Masters Flex II, Sun Life Financial Masters I Share, and Sun Life Financial Masters Choice II contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account, reflected in the statement of changes in net assets, to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

Surrender charges
The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn will be deducted to cover certain expenses relating to the sale of Regatta, Regatta Gold, Regatta Flex 4, and Regatta Platinum contracts; 8% for Regatta Extra, Regatta Choice II, Regatta Flex II, Sun Life Financial Masters Choice, Sun Life Financial Masters Choice II, Sun Life Financial Masters Flex, Sun Life Financial Masters Flex II, Sun Life Financial Masters Extra, Sun Life Financial Masters Extra II, Sun Life Financial Masters IV, and Sun Life Financial Masters VII; and for 7% for Regatta Choice if the contract holder requests a full withdrawal prior to reaching the pay-out phase.

Optional living benefit rider charges (“Benefit Fee”)

	Single Life Quarterly Charge	Joint Life Quarterly Charge	Single Life Annual Charge	Joint Life Annual Charge
Secured Returns 2	0.1250%	N/A	0.50%	N/A
Secured Returns for Life	0.1250%	N/A	0.50%	N/A
Secured Returns for Life Plus	0.1250%	N/A	0.50%	N/A
Income on Demand	0.1625%	0.2125%	0.65%	0.85%
Retirement Asset Protector	0.1875%	N/A	0.75%	N/A
Retirement Income Escalator	0.1875%	0.2375%	0.75%	0.95%
Income on Demand II	0.1625%	0.2125%	0.65%	0.85%
Income on Demand II Plus	0.2375%	0.2875%	0.95%	1.15%
Income on Demand II Escalator	0.2375%	0.2875%	0.95%	1.15%
Retirement Income Escalator II	0.2375%	0.2875%	0.95%	1.15%
Sun Income Riser	0.2250%	0.2750%	0.90%	1.10%
Income on Demand III Escalator	0.2750%	0.3250%	1.10%	1.30%
Sun Income Riser III	0.2750%	0.3000%	1.10%	1.20%
Sun Income Maximizer	0.2750%	0.3000%	1.10%	1.20%
Sun Income Maximizer Plus	0.3125%	0.3625%	1.25%	1.45%
Sun Income Advisor	0.2250%	0.2750%	0.90%	1.10%

Sun Income Advisor was only available on Sun Life Financial Masters I Share contracts.

Sun Income Maximizer, Sun Income Maixmizer Plus, and Sun Income Riser III were available on Sun Life Financial Masters Choice II contracts, Sun Life Financial Masters Extra II contracts, and Sun Life Financial Masters Flex II contracts.  The remaining optional living benefits above were available on Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Flex, and Sun Life Financial Masters Access contracts.

Secured Returns for Life and Secured Returns for Life Plus were the only optional living benefits available on Sun Life Financial Masters IV and Sun Life Financial Masters VII contracts.

Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income on Demand, and Retirement Asset Protector were the only optional living benefits available on Regatta Flex II and Regatta Choice II contracts.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

For the year ended December 31, 2011, the Sponsor received the following amounts related to the above mentioned Account Fee,  surrender charges and Benefit Fees. These charges are reflected in the ‘‘Withdrawals, surrenders, annuitizations and contract charges’’ line in the Statement of Changes in Net Assets for each Sub-Account.

	Account Fee	Surrender Charges	Benefit Fee
AVB	$13,162	$57,379	$458,285
AAA	134	-	90,739
AN4	2,184	6,167	67,910
IVB	15,253	107,344	285,981
AAU	-	-	66
9XX	131,892	406,902	6,345,682
NMT	-	-	-
MCC	33,524	158,624	330,073
NNG	5	-	-
CMG	4,984	15,547	130,443
NMI	3,548	5,648	42,515
CSC	10	-	-
FVB	15,442	59,629	486,771
FL1	48,274	167,431	1,724,755
F10	1,665	6,115	2,530
F15	9,467	31,476	120,898
F20	12,409	36,845	124,021
FVM	46,591	168,319	473,474
SGI	94,245	301,548	3,151,726
S17	14,382	48,348	298,604
ISC	27,550	91,640	564,499
AAZ	-	-	-
BBC	-	-	-
FVS	14,830	20,767	177,934
BBA	-	-	-
SIC	8,910	14,059	119,211
BBB	-	-	-
FMS	60,998	105,256	1,540,983
TDM	28,699	56,231	-
FTI	71,834	53,242	-
AAX	-	-	-
FTG	10,675	36,056	85,593
HBF	4,303	8,123	143,577
HVD	1,675	1,733	34,168
HVG	316	83	5,466
HVI	469	368	6,959
HVE	2,577	1,181	45,546
HVM	18	-	300
HVC	1,048	825	10,263
HVS	2,439	9,488	72,211
HVN	187	263	2,848
HRS	1,062	1,184	24,288
HVR	681	1,839	12,359

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

	Account Fee	Surrender Charges	Benefit Fee
HSS	$2,635	$2,184	$44,981
AI8	-	-	-
VKC	1,387	3,564	37,666
VLC	5,776	23,092	103,186
VKU	8,515	18,376	369,746
AAY	-	-	88
AAM	-	-	-
LRE	19,359	48,475	388,026
LA9	33,826	24,434	60,098
LAV	10,015	33,673	180,448
MIT	156,057	8,208	-
MFL	55,581	116,112	-
BDS	25,467	73	-
MF7	33,316	119,911	832,280
RGS	53,987	1,619	-
RG1	9,442	13,763	145,094
MFF	3,761	16,650	362
EME	16,040	479	-
EM1	9,709	38,295	182,913
GGS	10,720	1,613	-
GG1	923	-	-
GGR	28,861	1,347	-
GG2	1,384	103	-
RES	79,174	322	-
RE1	5,519	8,094	-
GTR	28,639	433	-
GT2	85,739	293,556	6,439,479
GSS	60,887	1,792	-
MFK	110,605	300,619	1,839,134
EGS	89,499	4,566	-
HYS	37,317	5,211	-
MFC	41,371	59,316	-
IGS	25,150	-	-
IG1	6,204	27,153	87,007
MII	19,618	-	-
MI1	40,079	202,149	82,380
MIS	193,873	6,768	-
M1B	21,211	18,687	-
MCS	10,559	-	-
MC1	6,661	51	-
MMS	67,286	2,651	-
MM1	66,719	300,145	-
NWD	25,245	3,012	-
M1A	42,034	54,479	-
RIS	14,393	2,033	-
RI1	47,984	78,602	52,712
SIS	10,179	5,168	-
SI1	2,834	129	-

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

	Account Fee	Surrender Charges	Benefit Fee
TEC	$5,879	$925	$-
TE1	820	-	-
TRS	193,863	10,245	-
MFJ	219,503	684,234	1,824,708
UTS	56,694	6,350	-
MFE	32,131	102,732	456,561
MVS	40,472	317	-
MV1	49,679	204,914	708,937
AAN	14	-	477
AAW	-	-	-
VKM	3,626	8,484	103,324
OBV	4,557	12,693	82,720
OCA	8,205	14,240	56,946
OGG	8,412	25,401	65,495
OMG	110,208	324,765	42,546
OMS	3,844	27,703	-
AAQ	-	-	-
PRA	1,245	4,234	153
AAP	10	-	55
BBD	-	-	81
PCR	25,321	61,039	365,620
PMB	7,315	15,359	95,857
BBE	-	-	-
6TT	139,321	410,508	8,853,106
PRR	29,822	68,829	220,473
PTR	90,530	276,773	563,371
AAR	-	-	714
AAS	-	-	-
3XX	587	644	24,538
5XX	34,593	186,448	1,828,897
SBI	46	14	7,357
SSA	3,694	15,750	112,094
VSC	40,752	142,269	198,840
2XX	2,437	1,676	70,029
SVV	46,716	187,129	1,671,176
SGC	28,306	56,207	495
S13	6,369	26,914	245,035
SDC	128,860	626,264	270
S15	25,394	180,850	1,107,419
7XX	269,359	1,026,968	15,634,675
6XX	165,426	573,973	7,448,409
8XX	105,141	279,465	4,885,469
1XX	2,774	1,680	87,753
SLC	95,782	317,228	-
S12	2,959	10,518	99,096
S14	8,913	29,728	128,827
4XX	83,156	349,260	5,163,724
S16	11,048	48,092	156,918
LGF	1,053	2,930	21,719

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

	Account Fee	Surrender Charges	Benefit Fee
SC3	$2,843	$54	$-
SRE	70,472	106,427	128,817
IGB	26,122	94,996	1,222,056
CMM	22,538	620,822	663,409
WTF	551	145	-
USC	10	-	-
AAL	61	968	30,714

Premium Taxes
A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes at the annuity commencement date.  However, the Sponsor reserves the right to deduct such taxes when incurred.

5. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of at least 3% or 4% per year, for Regatta, Regatta Gold, Regatta Classic, and Regatta Platinum as stated in each participant’s contract or certificate, as applicable if the contract’s annuity commencement date is before January 1, 2000.  Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table at an assumed interest rate of at least 3% or 4% per year, for Regatta, Regatta Gold, Regatta Classic, and Regatta Platinum as stated in each participant’s contract or certificate, as applicable if the contract’s annuity commencement date is on or after January 1, 2000.  Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table at an assumed interest rate of 3% for Regatta Extra, Regatta Access, Regatta Choice, Regatta Choice II, Regatta Flex II, Regatta Flex 4, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Extra, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, Sun Life Financial Masters VII, Sun Life Financial Masters Choice II, Sun Life Financial Masters Extra II, Sun Life Financial Masters Flex II and Sun Life Financial Masters I Share.  The Individual Annuitant Mortality Tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners (“NAIC”). The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected.  Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:
	Purchases	Sales
AVB	$14,851,491	$7,826,966
AAA	39,212,396	638,490
AN4	3,042,117	1,762,774
IVB	14,035,473	13,618,743
AAU	62,600	661
9XX	258,740,792	54,846,197
NMT	3,787	2,419
MCC	14,769,210	27,311,757
NNG	2,276	103,427
CMG	7,326,879	5,337,614
NMI	2,691,835	3,526,644
CSC	4,214	750
FVB	32,263,837	9,222,331
FL1	35,923,225	33,419,677
F10	727,641	2,061,160
F15	4,851,021	7,665,590
F20	5,112,730	8,449,809
FVM	31,591,054	32,664,254

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
SGI	$111,190,272	$67,642,080
S17	2,654,948	9,761,635
ISC	35,635,479	24,232,819
AAZ	1,319,405	5,077
BBC	104,299	559
FVS	13,727,818	17,403,692
BBA	510,788	685
SIC	11,124,413	7,141,654
BBB	189,022	426
FMS	22,428,727	40,433,040
TDM	6,526,177	11,426,647
FTI	23,338,836	63,430,573
AAX	310,598	636
FTG	5,215,452	7,393,268
HBF	7,600,784	1,068,790
HVD	1,046,907	562,867
HVG	117,814	98,503
HVI	84,401	119,354
HVE	1,068,214	357,126
HVM	31,441	2,233
HVC	107,980	90,780
HVS	4,083,362	889,548
HVN	88,274	21,213
HRS	796,936	264,415
HVR	236,995	167,070
HSS	1,029,771	544,662
AI8	12,770	17
VKC	5,132,852	4,411,227
VLC	7,447,805	8,369,251
VKU	28,219,265	4,203,300
AAY	1,708,783	2,167
AAM	53,029	58
LRE	24,637,609	15,889,523
LA9	18,593,069	13,293,714
LAV	19,497,617	17,593,421
MIT	11,351,730	52,996,845
MFL	6,541,702	41,371,508
BDS	16,273,068	22,283,653
MF7	58,232,980	45,345,063
RGS	3,830,762	17,681,589
RG1	10,425,619	8,823,119
MFF	1,227,508	3,629,357
EME	7,474,384	12,073,883
EM1	19,191,867	11,998,086
GGS	4,047,515	6,312,068

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
GG1	$393,465	$942,820
GGR	1,398,856	11,957,970
GG2	248,153	999,410
RES	2,746,079	18,887,351
RE1	1,717,640	4,641,647
GTR	4,095,737	13,790,774
GT2	539,372,864	36,517,593
GSS	19,450,795	44,638,661
MFK	82,355,354	114,301,064
EGS	3,770,819	20,395,589
HYS	21,333,976	29,573,198
MFC	14,236,144	26,969,705
IGS	9,388,178	13,256,831
IG1	8,545,198	6,153,180
MII	2,829,248	10,888,547
MI1	10,148,329	40,759,875
MIS	7,908,091	63,157,224
M1B	2,275,388	18,044,269
MCS	3,559,629	7,452,243
MC1	1,079,476	4,702,811
MMS	49,605,585	67,276,606
MM1	79,844,273	114,621,864
NWD	12,373,993	15,273,342
M1A	12,434,215	19,771,835
RIS	2,445,532	7,438,408
RI1	12,804,945	23,648,382
SIS	7,373,579	9,104,796
SI1	2,494,096	2,833,234
TEC	2,690,921	4,170,392
TE1	362,590	699,902
TRS	21,857,752	77,418,289
MFJ	65,705,797	143,107,440
UTS	10,955,219	28,668,237
MFE	34,790,892	33,123,605
MVS	13,705,113	21,124,650
MV1	35,541,857	48,328,239
AAN	2,354,559	74,236
AAW	24,256	38
VKM	16,034,667	14,622,402
OBV	1,404,942	1,872,227
OCA	4,235,324	6,792,149
OGG	6,593,946	7,878,292
OMG	16,837,616	106,322,345
OMS	1,492,095	4,434,294
AAQ	71,430	4
PRA	2,402,829	2,243,255
AAP	7,757,795	625
BBD	612,778	20,677

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
PCR	$40,497,403	$24,185,322
PMB	9,584,692	8,864,995
BBE	418,608	734
6TT	526,055,007	46,387,045
PRR	13,128,782	35,657,967
PTR	49,667,699	102,471,472
AAR	2,225,467	2,448
AAS	256,388	153
3XX	2,396,504	793,235
5XX	152,762,218	51,970,415
SBI	5,147,044	599,345
SSA	18,547,480	5,421,765
VSC	16,282,602	27,549,241
2XX	6,274,797	4,002,543
SVV	30,405,851	35,335,404
SGC	9,042,414	16,372,778
S13	18,834,275	12,907,870
SDC	47,042,866	162,343,467
S15	75,690,997	34,221,916
7XX	599,636,837	122,894,380
6XX	308,498,539	106,198,069
8XX	100,088,252	65,468,845
1XX	10,825,485	7,603,138
SLC	76,719,921	81,628,655
S12	6,110,085	2,314,294
S14	13,253,817	12,994,619
4XX	295,969,996	77,501,039
S16	4,619,250	7,169,396
LGF	3,102,807	2,327,974
SC3	638,569	1,594,141
SRE	19,401,805	26,687,761
IGB	73,150,576	28,035,943
CMM	158,981,992	121,977,453
WTF	132,335	226,048
USC	10,029	2,256
AAL	15,746,611	1,253,118

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2011 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AVB	15,401,243	14,747,550	653,693
AAA	9,445,034	5,343,558	4,101,476
AN4	4,233,790	4,073,445	160,345
IVB	44,107,642	44,090,206	17,436
AAU	9,771	3,656	6,115
9XX	165,519,674	151,650,592	13,869,082
NMT	10,369	10,174	195
MCC	53,056,727	54,129,220	(1,072,493)
NNG	18,324	27,372	(9,048)
CMG	9,392,173	9,156,756	235,417
NMI	3,358,521	3,427,762	(69,241)
CSC	3,446	3,296	150
FVB	18,994,345	16,927,420	2,066,925
FL1	86,898,084	86,462,853	435,231
F10	837,909	952,176	(114,267)
F15	4,142,306	4,392,550	(250,244)
F20	4,052,154	4,363,092	(310,938)
FVM	56,578,449	56,469,214	109,235
SGI	151,187,017	147,935,716	3,251,301
S17	6,640,328	7,275,847	(635,519)
ISC	38,418,736	37,819,887	598,849
AAZ	199,371	70,008	129,363
BBC	14,245	4,255	9,990
FVS	6,736,665	6,904,114	(167,449)
BBA	64,494	17,793	46,701
SIC	7,254,055	7,050,469	203,586
BBB	24,722	5,927	18,795
FMS	64,297,211	65,592,042	(1,294,831)
TDM	12,949,288	13,228,202	(278,914)
FTI	52,402,406	54,507,114	(2,104,708)
AAX	48,129	16,409	31,720
FTG	6,586,871	6,718,955	(132,084)
HBF	4,959,184	4,432,956	526,228
HVD	1,660,171	1,621,516	38,655
HVG	431,056	427,111	3,945
HVI	526,296	531,898	(5,602)
HVE	2,508,767	2,414,096	94,671
HVM	34,121	30,694	3,427
HVC	512,170	508,539	3,631
HVS	2,940,022	2,656,115	283,907
HVN	238,404	227,643	10,761
HRS	1,359,872	1,282,864	77,008
HVR	644,998	634,740	10,258
HSS	2,002,387	1,946,618	55,769
AI8	1,700	478	1,222
VKC	2,314,138	2,247,400	66,738

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net (Decrease)
	Issued	Redeemed	Increase
VLC	10,253,574	10,361,202	(107,628)
VKU	16,592,763	14,435,355	2,157,408
AAY	248,243	77,451	170,792
AAM	10,147	4,963	5,184
LRE	22,512,332	21,655,465	856,867
LA9	11,357,326	11,621,331	(264,005)
LAV	10,726,042	10,685,366	40,676
MIT	11,497,819	14,199,775	(2,701,956)
MFL	36,524,074	38,914,048	(2,389,974)
BDS	1,925,755	2,422,845	(497,090)
MF7	34,024,874	33,478,921	545,953
RGS	1,620,890	2,666,439	(1,045,549)
RG1	11,014,454	10,768,087	246,367
MFF	1,566,518	1,712,680	(146,162)
EME	719,077	925,501	(206,424)
EM1	6,918,860	6,464,698	454,162
GGS	876,976	1,009,442	(132,466)
GG1	173,625	209,548	(35,923)
GGR	434,212	964,298	(530,086)
GG2	119,098	164,118	(45,020)
RES	1,112,845	2,066,530	(953,685)
RE1	2,936,056	3,128,394	(192,338)
GTR	799,408	1,207,761	(408,353)
GT2	227,173,130	179,146,097	48,027,033
GSS	10,522,731	12,093,343	(1,570,612)
MFK	109,435,994	112,473,960	(3,037,966)
EGS	7,294,957	8,472,321	(1,177,364)
HYS	4,537,337	5,258,387	(721,050)
MFC	13,653,772	14,711,667	(1,057,895)
IGS	4,336,635	4,837,804	(501,169)
IG1	6,892,915	6,790,416	102,499
MII	704,410	1,091,309	(386,899)
MI1	69,044,197	72,002,719	(2,958,522)
MIS	20,386,591	25,550,259	(5,163,668)
M1B	9,309,984	10,526,991	(1,217,007)
MCS	2,052,809	2,761,962	(709,153)
MC1	2,350,513	2,695,385	(344,872)
MMS	5,211,676	6,536,293	(1,324,617)
MM1	47,400,659	50,665,827	(3,265,168)
NWD	4,481,247	4,920,292	(439,045)
M1A	12,452,817	13,047,010	(594,193)
RIS	957,042	1,306,702	(349,660)
RI1	19,347,342	19,881,859	(534,517)
SIS	948,163	1,143,929	(195,766)
SI1	354,873	401,838	(46,965)
TEC	1,033,569	1,264,164	(230,595)
TE1	90,061	119,572	(29,511)
TRS	2,983,832	5,699,536	(2,715,704)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)
	Units	Units	Net (Decrease)
	Issued	Redeemed	Increase
MFJ	37,629,218	43,527,735	(5,898,517)
UTS	882,534	1,620,370	(737,836)
MFE	10,665,536	10,719,812	(54,276)
MVS	2,088,967	3,008,131	(919,164)
MV1	41,932,374	43,613,204	(1,680,830)
AAN	372,208	143,827	228,381
AAW	4,884	2,326	2,558
VKM	4,941,690	4,828,195	113,495
OBV	4,696,783	4,766,374	(69,591)
OCA	4,940,187	5,104,755	(164,568)
OGG	6,006,171	6,077,943	(71,772)
OMG	121,067,414	127,334,634	(6,267,220)
OMS	919,553	1,067,989	(148,436)
AAQ	7,311	251	7,060
PRA	852,384	862,212	(9,828)
AAP	1,127,049	363,188	763,861
BBD	87,745	25,244	62,501
PCR	25,152,888	24,535,996	616,892
PMB	2,918,980	2,917,188	1,792
BBE	58,009	16,533	41,476
6TT	257,859,818	218,110,412	39,749,406
PRR	23,427,459	25,107,946	(1,680,487)
PTR	91,814,576	95,881,265	(4,066,689)
AAR	360,210	137,381	222,829
AAS	32,186	8,115	24,071
3XX	1,213,239	1,096,855	116,384
5XX	80,238,411	72,272,207	7,966,204
SBI	1,222,112	729,714	492,398
SSA	8,853,722	7,776,201	1,077,521
VSC	50,208,060	51,159,834	(951,774)
2XX	2,738,607	2,710,617	27,990
SVV	103,499,302	104,925,833	(1,426,531)
SGC	17,488,381	18,611,456	(1,123,075)
S13	11,695,246	11,413,915	281,331
SDC	213,876,697	224,956,767	(11,080,070)
S15	65,470,537	61,449,828	4,020,709
7XX	186,770,722	155,204,916	31,565,806
6XX	113,845,537	98,909,931	14,935,606
8XX	37,410,471	38,209,590	(799,119)
1XX	3,248,201	3,077,777	170,424
SLC	132,620,591	138,306,874	(5,686,283)
S12	5,478,659	5,288,683	189,976
S14	7,600,247	7,781,163	(180,916)
4XX	202,819,707	186,280,319	16,539,388
S16	12,823,685	12,978,885	(155,200)
LGF	2,080,023	1,985,280	94,743
SC3	720,840	788,755	(67,915)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net (Decrease)
	Issued	Redeemed	Increase
SRE	38,377,180	39,377,118	(999,938)
IGB	51,874,211	48,586,233	3,287,978
CMM	54,326,639	50,528,102	3,798,537
WTF	227,526	233,965	(6,439)
USC	12,503	12,235	268
AAL	3,503,959	2,111,815	1,392,144

The changes in units outstanding for the year ended December 31, 2010 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AVB	12,972,688	12,186,247	786,441
AN4	4,077,846	3,997,144	80,702
IVB	46,873,556	47,357,766	(484,210)
9XX	120,375,583	107,370,851	13,004,732
NMT	10,520	11,565	(1,045)
MCC	57,458,369	59,306,967	(1,848,598)
NNG	38,706	39,194	(488)
CMG	9,163,066	9,080,819	82,247
NMI	3,492,626	3,586,939	(94,313)
CSC	3,585	3,517	68
FVB	13,220,046	12,510,406	709,640
FL1	89,342,677	88,494,154	848,523
F10	1,022,526	1,226,554	(204,028)
F15	4,207,105	4,072,509	134,596
F20	4,029,672	4,449,888	(420,216)
FVM	59,693,605	60,363,922	(670,317)
SGI	138,840,292	132,866,559	5,973,733
S17	7,491,752	8,421,086	(929,334)
ISC	34,490,069	32,780,765	1,709,304
FVS	7,133,285	7,124,837	8,448
SIC	7,062,953	6,357,079	705,874
FMS	67,304,187	67,483,278	(179,091)
TDM	14,674,679	15,189,431	(514,752)
FTI	62,933,242	65,243,140	(2,309,898)
FTG	6,957,337	6,971,915	(14,578)
HBF	2,733,073	2,219,779	513,294
HVD	1,464,011	1,382,931	81,080
HVG	393,829	353,140	40,689
HVI	548,597	535,902	12,695
HVE	2,335,251	2,129,967	205,284

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
HVM	22,271	21,491	780
HVC	537,520	537,842	(322)
HVS	1,505,784	1,133,418	372,366
HVN	227,979	226,539	1,440
HRS	1,125,086	971,698	153,388
HVR	574,752	499,565	75,187
HSS	1,903,531	1,759,894	143,637
VLC	9,825,362	9,494,711	330,651
VKU	9,564,041	8,938,211	625,830
VKC	1,977,157	1,721,946	255,211
LRE	18,960,630	17,665,315	1,295,315
LA9	12,786,989	13,574,553	(787,564)
LAV	10,841,417	10,987,713	(146,296)
MIT	13,308,359	16,626,206	(3,317,847)
MFL	44,806,649	47,673,586	(2,866,937)
BDS	2,226,987	2,505,709	(278,722)
MF7	28,504,592	25,906,349	2,598,243
RGS	1,870,806	2,971,316	(1,100,510)
RG1	9,742,474	9,960,386	(217,912)
EME	774,370	926,901	(152,531)
EM1	5,279,878	4,851,228	428,650
GGS	868,114	993,495	(125,381)
GG1	222,628	257,320	(34,692)
GGR	481,456	1,016,788	(535,332)
GG2	133,106	222,654	(89,548)
RES	1,230,790	2,516,037	(1,285,247)
RE1	3,510,235	3,719,932	(209,697)
GTR	837,372	1,264,386	(427,014)
GT2	91,740,595	56,668,772	35,071,823
GSS	11,943,890	13,321,139	(1,377,249)
MFK	112,283,206	111,212,647	1,070,559
EGS	8,341,620	9,789,455	(1,447,835)
MFF	1,671,864	1,828,947	(157,083)
HYS	5,118,999	5,931,526	(812,527)
MFC	16,875,819	18,056,993	(1,181,174)
IGS	4,977,801	5,659,383	(681,582)
IG1	6,475,422	6,451,412	24,010
MII	819,943	1,200,363	(380,420)
MI1	78,762,378	79,139,167	(376,789)
MIS	23,346,146	29,617,716	(6,271,570)
M1B	11,870,360	13,277,649	(1,407,289)
MCS	2,370,249	2,557,181	(186,932)
MC1	3,141,205	3,598,139	(456,934)
MMS	5,001,419	7,180,488	(2,179,069)
MM1	49,442,134	51,400,055	(1,957,921)
NWD	5,290,954	6,130,532	(839,578)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net (Decrease)
	Issued	Redeemed	Increase
M1A	15,990,422	17,776,067	(1,785,645)
RIS	1,083,338	1,481,826	(398,488)
RI1	22,492,970	23,295,744	(802,774)
SIS	1,176,424	1,351,491	(175,067)
SI1	427,497	529,487	(101,990)
TEC	979,905	1,253,086	(273,181)
TE1	67,658	95,077	(27,419)
TRS	3,173,538	6,429,625	(3,256,087)
MFJ	36,362,847	41,916,709	(5,553,862)
UTS	883,867	1,944,533	(1,060,666)
MFE	10,964,659	11,085,747	(121,088)
MVS	2,388,145	3,339,556	(951,411)
MV1	47,185,183	48,366,963	(1,181,780)
VKM	3,306,464	3,075,886	230,578
OBV	4,986,479	5,133,304	(146,825)
OCA	5,475,547	5,743,384	(267,837)
OGG	6,407,391	6,513,737	(106,346)
OMG	143,942,428	150,650,472	(6,708,044)
OMS	1,113,611	1,195,431	(81,820)
PRA	856,895	779,526	77,369
PCR	25,150,299	25,136,487	13,812
PMB	2,681,278	2,425,387	255,891
6TT	140,219,161	89,519,464	50,699,697
PRR	27,186,243	28,046,205	(859,962)
PTR	100,117,670	100,942,846	(825,176)
3XX	830,259	723,460	106,799
5XX	46,022,587	39,597,630	6,424,957
SBI	107	-	107
SSA	5,538,757	5,235,337	303,420
VSC	55,739,601	58,621,175	(2,881,574)
2XX	2,706,327	2,422,754	283,573
SVV	108,587,217	108,169,892	417,325
SGC	20,830,593	22,163,024	(1,332,431)
S13	9,807,311	9,454,769	352,542
SDC	238,215,039	241,744,654	(3,529,615)
S15	48,264,582	44,559,849	3,704,733
7XX	144,802,637	87,767,993	57,034,644
6XX	90,982,919	64,038,586	26,944,333
8XX	44,757,395	39,308,253	5,449,142
1XX	2,141,514	1,956,740	184,774
SLC	153,411,819	160,452,105	(7,040,286)
S12	5,373,957	5,099,435	274,522
S14	7,859,621	7,474,053	385,568
4XX	132,033,928	114,709,964	17,323,964
S16	14,473,252	15,154,186	(680,934)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
LGF	1,702,883	1,589,223	113,660
SC3	1,067,145	1,169,428	(102,283)
SRE	43,601,321	44,751,151	(1,149,830)
IGB	34,804,066	30,067,690	4,736,376
CMM	42,967,185	42,530,611	436,574
WTF	295,963	327,022	(31,059)
USC	12,778	13,291	(513)

8. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value.  Fair Value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants.  As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability.  As a basis for considering such assumptions, US GAAP establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

As of December 31, 2011, the inputs used to price the Funds are observable and represent Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2011. As of December 31, 2011, the Level 1 assets held by the Sub-Accounts was $16,926.0 million.  There were no transfers between Level 1 and Level 2 during the period.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratio, expense ratio (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
AVB
2011	5,947,187	$9.4799	to	$9.9498	$57,458,501	2.18%	0.65%	to	2.10%	(5.09)%	to	(3.69)%
2010	5,293,494	9.9167	to	10.2048	53,564,306	2.43	1.35	to	2.35	1.14	to	8.81
2009	4,507,053	9.2498	to	9.3787	42,044,269	0.81	1.35	to	2.10	21.13	to	22.06
2008	1,484,739	7.6393	to	7.6837	11,378,225	2.36	1.35	to	2.05	(23.61)	to	(23.16)
AAA
2011	4,101,476	9.3695	to	9.4614	38,568,416	-	0.65	to	2.10	(6.30)	to	(5.39)
AN4
2011	1,252,450	6.9298	to	8.6713	8,892,693	2.71	0.65	to	2.30	(17.97)	to	(16.59)
2010	1,092,105	8.4482	to	8.6813	9,392,167	1.83	1.35	to	2.30	1.70	to	11.09
2009	1,011,403	7.6787	to	7.8147	7,854,209	3.28	1.35	to	2.30	36.03	to	37.36
2008	258,506	5.6447	to	5.6893	1,466,176	-	1.35	to	2.30	(43.55)	to	(43.11)
IVB
2011	11,207,531	5.6135	to	5.8472	64,608,169	3.88	1.30	to	2.35	(21.33)	to	(20.48)
2010	11,190,095	7.1355	to	7.3535	81,416,221	2.68	1.30	to	2.35	1.85	to	2.94
2009	11,674,305	7.0059	to	7.1432	82,821,276	1.06	1.30	to	2.35	31.20	to	32.61
2008	12,644,113	5.3309	to	5.3866	67,893,236	0.26	1.30	to	2.55	(46.69)	to	(46.13)
AAU
2011	6,115	10.4824	to	10.4943	64,141	-	1.35	to	1.75	4.82	to	4.94
9XX
2011	61,777,993	9.9024	to	12.3742	757,127,151	2.53	0.65	to	2.35	(5.90)	to	(4.27)
2010	47,908,911	12.7432	to	13.0170	619,370,616	1.27	1.35	to	2.30	1.20	to	8.28
2009	34,904,179	11.8467	to	12.0216	417,990,165	3.19	1.35	to	2.55	17.83	to	19.28
2008	1,673,259	10.0629	to	10.0781	16,852,673	6.00	1.35	to	2.10	0.63	to	0.78
NMT
2011	3,533	10.8100			38,189	-	1.65			(13.38)
2010	3,338	12.4799			41,663	-	1.65			15.48
2009	4,383	10.8073			47,363	0.10	1.65			24.97
2008	8,756	8.6480	to	8.7482	76,146	-	1.35	to	1.65	(44.50)	to	(44.33)
2007	8,690	15.5826	to	15.7150	135,980	0.53	1.35	to	1.65	17.31	to	17.67
MCC
2011	13,269,893	8.0594	to	9.8089	110,566,702	-	0.65	to	2.35	(14.18)	to	(12.68)
2010	14,342,386	9.3906	to	9.7833	138,265,475	-	1.30	to	2.35	2.84	to	15.60
2009	16,190,984	8.2105	to	8.4629	135,548,553	-	1.30	to	2.35	23.82	to	25.15
2008	16,749,454	6.6062	to	6.7622	112,464,281	-	1.30	to	2.55	(45.21)	to	(44.50)
2007	6,356,718	12.0821	to	12.1839	77,182,125	0.25	1.30	to	2.30	20.82	to	21.84

 SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
NNG
2011	2,170	$11.1378	to	$11.2150	$24,200	0.09%	1.65%	to	1.75%	(4.34)%	to	(4.24)%
2010	11,218	11.5747	to	11.7119	130,018	0.12	1.65	to	1.85	19.30	to	19.54
2009	11,706	9.7021	to	9.7495	113,666	0.65	1.75	to	1.85	24.32	to	24.45
2008	22,574	7.8041	to	7.8343	176,374	0.27	1.75	to	1.85	(40.57)	to	(40.51)
2007	14,570	13.1322	to	13.1694	191,573	-	1.35	to	1.85	15.29	to	15.88
CMG
2011	2,948,066	9.6039	to	10.7156	29,170,579	0.09	0.65	to	2.30	(5.06)	to	(3.46)
2010	2,712,649	10.1161	to	10.4978	28,087,424	0.05	1.35	to	2.30	0.68	to	19.63
2009	2,630,402	8.5261	to	8.7754	22,841,383	0.26	1.35	to	2.35	23.36	to	24.62
2008	1,610,257	6.9442	to	7.0418	11,258,978	0.04	1.35	to	2.10	(40.87)	to	(40.41)
2007	640,690	11.7433	to	11.8174	7,548,709	-	1.35	to	2.10	17.43	to	18.17
NMI
2011	1,007,217	7.7217	to	11.0208	10,671,777	0.82	1.30	to	2.10	(17.94)	to	(17.27)
2010	1,076,458	9.4101	to	13.3287	13,809,157	0.69	1.30	to	2.30	0.50	to	12.25
2009	1,170,771	8.4513	to	11.8797	13,421,698	1.86	1.30	to	2.35	34.70	to	36.15
2008	1,018,267	6.2580	to	8.7297	8,660,311	1.36	1.30	to	2.10	(49.57)	to	(49.16)
2007	522,074	12.3894	to	17.1796	8,752,767	0.08	1.35	to	2.30	16.91	to	24.52
CSC
2011	1,172	11.7697	to	11.9334	13,935	0.90	1.65	to	1.85	(7.86)	to	(7.68)
2010	1,022	12.7743	to	12.9257	13,175	1.03	1.65	to	1.85	24.13	to	24.38
2009	954	10.3922			9,933	0.93	1.65			22.93
2008	956	8.4535			8,097	0.50	1.65			(29.35)
2007	1,509	11.9646	to	11.9984	18,101	0.26	1.55	to	1.65	(4.19)	to	(4.10)
FVB
2011	7,396,640	10.1324	to	10.5126	76,682,725	1.64	0.65	to	2.10	(5.84)	to	(4.45)
2010	5,329,715	10.6772	to	11.0801	58,332,583	1.60	1.35	to	2.30	1.23	to	16.17
2009	4,620,075	9.2805	to	9.5381	43,671,580	2.27	1.35	to	2.30	35.14	to	36.46
2008	2,412,176	6.8929	to	6.9899	16,761,837	2.12	1.35	to	2.10	(35.54)	to	(35.04)
2007	1,234,324	10.6929	to	10.7604	13,240,999	3.47	1.35	to	2.10	6.93	to	7.60
FL1
2011	22,654,962	9.4938	to	10.5974	221,030,866	0.80	0.65	to	2.35	(5.06)	to	(3.41)
2010	22,219,731	10.0146	to	10.3056	226,649,086	1.05	1.30	to	2.30	1.40	to	15.41
2009	21,371,208	8.7663	to	8.9297	189,572,250	1.53	1.30	to	2.30	32.35	to	33.71
2008	7,352,882	6.6235	to	6.6786	48,955,023	2.15	1.30	to	2.30	(33.77)	to	(33.21)
F10
2011	472,101	11.0993	to	11.7448	5,402,924	1.69	1.35	to	2.25	(2.66)	to	(1.77)
2010	586,368	11.4029	to	11.9562	6,869,231	1.73	1.35	to	2.25	10.01	to	11.03
2009	790,396	10.3649	to	10.7688	8,368,031	3.25	1.35	to	2.25	21.17	to	22.28
2008	1,173,750	8.5543	to	8.8065	10,204,299	3.71	1.35	to	2.25	(26.86)	to	(26.18)
2007	585,651	11.6955	to	11.9301	6,929,208	3.24	1.35	to	2.25	5.97	to	6.95

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
F15
2011	2,439,910	$11.1620	to	$11.8482	$28,232,570	1.76%	1.30%	to	2.25%	(2.75)%	to	(1.81)%
2010	2,690,154	11.4777	to	12.0663	31,790,466	2.02	1.30	to	2.25	0.70	to	11.32
2009	2,555,558	10.4105	to	10.8391	27,230,849	4.12	1.30	to	2.25	22.21	to	23.40
2008	1,989,150	8.5186	to	8.7840	17,220,907	2.98	1.30	to	2.25	(28.94)	to	(28.24)
2007	1,457,747	11.9744	to	12.2416	17,658,270	3.26	1.30	to	2.30	6.55	to	7.65
F20
2011	3,280,196	10.8545	to	11.5582	37,084,576	1.83	1.30	to	2.30	(3.51)	to	(2.52)
2010	3,591,134	11.2492	to	11.8574	41,774,592	2.00	1.30	to	2.30	0.77	to	12.84
2009	4,011,350	9.9637	to	10.5078	41,446,559	3.24	1.30	to	2.55	25.27	to	26.88
2008	3,412,422	8.0187	to	8.2819	27,908,761	2.45	1.30	to	2.30	(34.35)	to	(33.68)
2007	2,944,857	12.2148	to	12.4873	36,444,849	2.52	1.30	to	2.30	7.42	to	8.53
FVM
2011	14,937,626	9.5660	to	10.7565	157,792,397	0.02	0.65	to	2.35	(12.94)	to	(11.43)
2010	14,828,391	11.7343	to	12.2246	178,592,880	0.12	1.30	to	2.35	(0.13)	to	26.90
2009	15,498,708	9.3461	to	9.6332	147,656,427	0.48	1.30	to	2.35	36.47	to	37.94
2008	16,082,303	6.8485	to	6.9838	111,490,874	0.25	1.30	to	2.35	(41.03)	to	(40.40)
2007	11,884,177	11.6141	to	11.7169	138,777,417	0.47	1.30	to	2.35	16.14	to	17.17
SGI
2011	42,483,720	9.8870	to	11.0258	461,684,334	1.22	0.65	to	2.35	(8.49)	to	(6.90)
2010	39,232,419	11.4936	to	11.9272	462,402,911	1.98	1.35	to	2.30	1.72	to	17.56
2009	33,258,686	9.8573	to	10.1455	334,386,149	0.68	1.35	to	2.35	17.43	to	18.63
2008	17,385,339	8.4022	to	8.5521	147,791,354	1.76	1.35	to	2.30	(20.70)	to	(19.92)
2007	7,791,583	10.6128	to	10.6798	82,974,328	-	1.35	to	2.10	6.13	to	6.80
S17
2011	5,135,868	9.3025	to	9.5769	48,625,842	0.02	1.35	to	2.10	(3.61)	to	(2.87)
2010	5,771,387	9.5951	to	9.8597	56,433,177	2.06	1.35	to	2.30	7.72	to	8.77
2009	6,700,721	8.9075	to	9.0651	60,404,458	2.81	1.35	to	2.30	27.26	to	28.49
2008	4,966,898	6.9997	to	7.0549	34,950,364	5.05	1.35	to	2.30	(30.00)	to	(29.45)
ISC
2011	11,052,281	10.1516	to	10.6628	115,893,306	5.67	0.65	to	2.30	0.03	to	1.72
2010	10,453,432	10.1481	to	10.5514	108,775,441	6.60	1.30	to	2.30	1.33	to	11.21
2009	8,744,128	9.1653	to	9.4879	82,084,273	7.92	1.30	to	2.50	32.21	to	33.83
2008	6,865,436	6.9325	to	7.0894	48,332,687	5.43	1.30	to	2.50	(31.42)	to	(30.57)
2007	3,983,472	10.1431	to	10.2071	40,544,176	1.80	1.35	to	2.10	1.43	to	2.07
AAZ
2011	129,363	10.3317	to	10.3537	1,338,333	-	1.35	to	2.10	3.32	to	3.54
BBC
2011	9,990	10.5283	to	10.5493	105,338	-	1.35	to	2.05	5.28	to	5.49

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
FVS
2011	2,017,094	$10.9261	to	$20.0806	$38,970,383	0.68%	0.65%	to	2.50%	(6.16)%	to	(4.38)%
2010	2,184,543	14.4922	to	21.1502	44,583,047	0.79	1.30	to	2.50	1.78	to	26.56
2009	2,176,095	11.5328	to	16.7205	35,186,583	1.64	1.30	to	2.50	25.93	to	27.48
2008	1,779,602	9.1117	to	13.1231	22,554,357	1.14	1.30	to	2.50	(34.70)	to	(33.89)
2007	1,960,878	13.8819	to	19.8610	37,692,750	0.66	1.30	to	2.50	(4.83)	to	(3.66)
BBA
2011	46,701	10.9918	to	11.0137	514,029	-	-	to	-	9.92	to	10.14
SIC
2011	2,800,517	10.2082	to	12.4669	34,368,378	5.95	0.65	to	2.30	0.22	to	1.91
2010	2,596,931	11.8722	to	12.3200	31,584,484	4.50	1.35	to	2.30	0.71	to	9.42
2009	1,891,057	10.9558	to	11.2596	21,088,738	7.24	1.35	to	2.30	22.86	to	24.05
2008	997,893	8.9508	to	9.0765	8,998,750	6.90	1.35	to	2.10	(13.11)	to	(12.44)
2007	556,077	10.3009	to	10.3659	5,745,387	2.79	1.35	to	2.10	3.01	to	3.66
BBB
2011	18,795	10.0473	to	10.0673	189,112	-	1.35	to	2.05	0.47	to	0.67
FMS
2011	16,848,114	10.3632	to	14.9512	243,685,985	2.29	0.65	to	2.35	(3.36)	to	(1.68)
2010	18,142,945	11.7357	to	15.3150	269,667,669	1.61	1.30	to	2.35	1.10	to	9.75
2009	18,322,036	10.7695	to	13.9615	248,924,483	2.27	1.30	to	2.35	23.09	to	24.41
2008	10,659,488	8.7183	to	11.2279	116,498,829	3.43	1.30	to	2.35	(38.59)	to	(37.93)
2007	6,318,116	14.1466	to	18.0981	111,152,728	1.37	1.30	to	2.35	1.03	to	2.13
TDM
2011	3,451,536	12.9690	to	13.8097	46,486,794	0.95	1.30	to	2.30	(17.79)	to	(16.95)
2010	3,730,450	15.7752	to	16.6280	60,725,526	1.67	1.30	to	2.30	14.88	to	16.06
2009	4,245,202	13.7314	to	14.3272	59,780,455	4.87	1.30	to	2.30	68.62	to	70.35
2008	6,078,724	8.1300	to	8.4105	50,460,099	2.68	1.30	to	2.35	(53.82)	to	(53.32)
2007	4,360,786	17.6061	to	18.0187	77,853,382	1.85	1.30	to	2.35	25.74	to	27.10
FTI
2011	13,164,270	12.2681	to	16.3841	207,290,349	1.65	1.30	to	2.55	(12.91)	to	(11.79)
2010	15,268,978	14.0221	to	18.6504	273,652,493	1.99	1.30	to	2.55	5.64	to	7.00
2009	17,578,876	13.2120	to	17.5014	295,586,812	3.56	1.30	to	2.55	33.55	to	35.26
2008	22,475,438	9.8476	to	12.9916	280,682,732	2.33	1.30	to	2.55	(41.91)	to	(41.16)
2007	23,555,118	16.8727	to	22.1685	502,292,060	1.98	1.30	to	2.55	12.50	to	13.95
AAX
2011	31,720	9.7779	to	9.8168	310,599	-	0.65	to	2.05	(2.22)	to	(1.83)
FTG
2011	2,191,897	10.1820	to	14.7339	30,804,560	1.33	1.30	to	2.30	(9.11)	to	(8.18)
2010	2,323,981	11.1685	to	16.0551	35,600,674	1.34	1.30	to	2.30	0.74	to	6.00
2009	2,338,559	10.6117	to	15.1541	33,875,343	3.23	1.30	to	2.30	28.09	to	29.40
2008	2,275,331	8.2593	to	11.7171	25,517,931	1.77	1.30	to	2.35	(43.69)	to	(43.08)
2007	2,128,221	14.6136	to	20.5944	41,968,435	1.30	1.30	to	2.35	(0.07)	to	1.01

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
HBF
2011	1,299,312	$12.2069	to	$12.4569	$16,106,376	1.08%	1.35%	to	2.10%	(0.45)%	to	0.31%
2010	773,084	12.2622	to	12.4184	9,572,118	0.12	1.35	to	2.10	0.75	to	8.95
2009	259,790	11.3416	to	11.3988	2,957,383	0.05	1.35	to	2.10	13.42	to	13.99
HVD
2011	419,954	10.1789	to	10.4978	4,371,146	3.86	1.35	to	2.10	4.83	to	5.63
2010	381,299	9.7101	to	9.9383	3,761,330	4.58	1.35	to	2.10	0.95	to	13.57
2009	300,219	8.6154	to	8.7509	2,613,269	-	1.35	to	2.10	22.48	to	23.42
2008	116,273	7.0493	to	7.0906	822,517	19.06	1.35	to	1.90	(29.46)	to	(29.06)
HVG
2011	109,345	7.2785	to	7.4448	807,966	0.15	1.35	to	1.90	(4.89)	to	(4.36)
2010	105,400	7.6526	to	7.7839	815,820	0.17	1.35	to	1.90	7.78	to	8.38
2009	64,711	7.1003	to	7.1818	462,965	-	1.35	to	1.90	13.76	to	14.40
2008	43,321	6.2416	to	6.2781	271,371	1.69	1.35	to	1.90	(39.09)	to	(38.75)
HVI
2011	129,405	8.4231	to	8.6870	1,114,733	2.81	1.35	to	2.10	4.82	to	5.62
2010	135,007	8.0357	to	8.2246	1,103,265	2.88	1.35	to	2.10	9.45	to	10.28
2009	122,312	7.3422	to	7.4577	908,107	-	1.35	to	2.10	19.06	to	19.97
2008	71,105	6.1669	to	6.2162	440,962	10.28	1.35	to	2.10	(39.15)	to	(38.68)
HVE
2011	673,679	7.2383	to	7.4651	4,976,865	1.22	1.35	to	2.10	(13.41)	to	(12.74)
2010	579,008	8.3591	to	8.5555	4,914,149	1.41	1.35	to	2.10	1.46	to	7.71
2009	373,724	7.8201	to	7.9431	2,952,460	0.05	1.35	to	2.10	30.66	to	31.67
2008	153,543	5.9849	to	6.0328	923,861	5.38	1.35	to	2.10	(41.81)	to	(41.36)
HVM
2011	8,964	8.5450	to	8.7402	77,544	0.70	1.35	to	1.90	(3.20)	to	(2.66)
2010	5,537	8.8274	to	8.9788	49,237	0.89	1.35	to	1.90	11.95	to	12.58
2009	4,757	7.8852	to	7.9757	37,661	-	1.35	to	1.90	19.55	to	20.22
2008	1,521	6.5957	to	6.6343	10,047	3.05	1.35	to	1.90	(35.17)	to	(34.81)
HVC
2011	135,012	9.2104	to	9.4989	1,267,264	0.46	1.35	to	2.10	(4.81)	to	(4.08)
2010	131,381	9.6756	to	9.9030	1,289,234	0.67	1.35	to	2.10	1.60	to	21.15
2009	131,703	8.0479	to	8.1744	1,070,309	-	1.35	to	2.10	31.41	to	32.42
2008	64,289	6.1242	to	6.1732	395,811	1.82	1.35	to	2.10	(40.12)	to	(39.66)
HVS
2011	745,930	11.0178	to	11.3626	8,425,130	2.35	1.35	to	2.10	3.09	to	3.88
2010	462,023	10.6873	to	10.9382	5,028,611	2.59	1.35	to	2.10	0.44	to	3.47
2009	89,657	10.4080	to	10.5713	943,853	-	1.35	to	2.10	3.25	to	4.04
2008	10,776	10.1182	to	10.1611	109,325	9.36	1.35	to	1.75	0.36	to	0.77

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
HVN
2011	64,413	$6.1068	to	$6.2982	$401,560	-%	1.35%	to	2.10%	(14.56)%	to	(13.90)%
2010	53,652	7.1473	to	7.3153	389,238	0.10	1.35	to	2.10	13.53	to	14.40
2009	52,212	6.2954	to	6.3944	332,142	-	1.35	to	2.10	31.82	to	32.83
2008	36,987	4.7757	to	4.8140	177,544	0.68	1.35	to	2.10	(53.65)	to	(53.30)
HRS
2011	365,057	6.7150	to	6.9052	2,498,612	0.16	1.35	to	2.10	(11.53)	to	(10.85)
2010	288,049	7.5898	to	7.7455	2,215,321	0.26	1.35	to	2.10	3.59	to	20.50
2009	134,661	6.3466	to	6.4276	861,819	-	1.35	to	2.10	31.91	to	32.92
2008	34,039	4.8112	to	4.8356	164,218	1.41	1.35	to	2.10	(51.89)	to	(51.64)
HVR
2011	160,878	8.3441	to	8.6054	1,371,418	0.34	1.35	to	2.10	4.60	to	5.40
2010	150,620	7.9771	to	8.1645	1,220,000	1.32	1.35	to	2.10	1.12	to	5.89
2009	75,433	7.5908	to	7.7102	578,764	-	1.35	to	2.10	30.58	to	31.58
2008	22,935	5.8258	to	5.8599	134,085	4.24	1.35	to	1.90	(43.17)	to	(42.85)
HSS
2011	519,574	9.4389	to	9.7346	5,015,924	0.02	1.35	to	2.10	(2.99)	to	(2.25)
2010	463,805	9.7297	to	9.9582	4,587,826	0.47	1.35	to	2.10	2.10	to	27.86
2009	320,168	7.6677	to	7.7883	2,481,257	-	1.35	to	2.10	30.16	to	31.16
2008	107,313	5.8910	to	5.9382	635,831	0.64	1.35	to	2.10	(42.47)	to	(42.03)
AI8
2011	1,222	10.2183	to	10.2328	12,500	-	1.35	to	1.85	2.18	to	2.33
VKC
2011	608,083	10.4786	to	10.9591	6,491,582	0.58	0.65	to	2.10	(1.29)	to	0.17
2010	541,345	10.6152	to	10.8455	5,813,854	0.85	1.35	to	2.10	1.68	to	20.53
2009	286,134	8.8743	to	8.9980	2,559,424	1.10	1.35	to	2.10	36.24	to	37.28
2008	64,684	6.5138	to	6.5544	422,645	0.51	1.35	to	2.10	(34.86)	to	(34.46)
VLC
2011	2,647,256	8.3548	to	8.7759	22,814,813	1.37	1.30	to	2.30	(4.36)	to	(3.38)
2010	2,754,884	8.7353	to	9.0827	24,645,773	0.13	1.30	to	2.30	1.41	to	14.19
2009	2,424,233	7.7727	to	7.9538	19,071,269	4.34	1.30	to	2.10	25.71	to	26.74
2008	1,778,846	6.1599	to	6.2700	11,079,024	1.96	1.35	to	2.30	(37.29)	to	(36.67)
2007	1,104,540	9.8387	to	9.9008	10,902,301	-	1.35	to	2.10	(1.61)	to	(0.99)
VKU
2011	4,795,893	10.4145	to	10.8734	51,651,570	1.59	0.65	to	2.10	(3.37)	to	(1.94)
2010	2,638,485	10.9300	to	11.1670	29,230,936	1.96	1.35	to	2.10	1.34	to	10.52
2009	2,012,655	9.8917	to	10.1041	20,224,707	2.67	1.35	to	2.50	19.43	to	20.83
2008	521,533	8.2827	to	8.3619	4,349,163	1.79	1.35	to	2.50	(17.17)	to	(16.38)
AAY
2011	170,792	10.0109	to	10.0506	1,712,175	-	0.65	to	2.05	0.11	to	0.51
AAM
2011	5,184	10.3278	to	10.3366	53,540	-	1.35	to	1.65	3.28	to	3.37

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
LRE
2011	6,403,042	$8.2773	to	$9.0510	$57,264,390	2.04%	0.65%	to	2.35%	(19.92)%	to	(18.53)%
2010	5,546,175	10.8727	to	11.1887	61,493,993	1.38	1.35	to	2.35	2.09	to	21.04
2009	4,250,860	9.0745	to	9.2522	39,060,057	3.64	1.30	to	2.35	65.86	to	67.64
2008	2,539,966	5.4621	to	5.5191	13,975,390	6.16	1.30	to	2.55	(45.38)	to	(44.81)
LA9
2011	3,079,831	10.2431	to	15.0377	41,524,761	-	0.65	to	2.55	(12.34)	to	(10.63)
2010	3,343,836	14.3291	to	16.9372	50,950,452	-	1.30	to	2.55	0.79	to	21.33
2009	4,131,400	11.9616	to	13.9599	52,098,239	-	1.30	to	2.55	41.84	to	43.66
2008	4,668,640	8.4333	to	9.7176	41,167,153	-	1.30	to	2.55	(39.83)	to	(39.05)
2007	5,069,578	14.0149	to	15.9436	73,578,930	-	1.30	to	2.55	18.17	to	19.70
LAV
2011	3,280,677	13.3338	to	14.4163	45,971,939	0.19	1.30	to	2.30	(6.68)	to	(5.73)
2010	3,240,001	14.2886	to	15.3001	48,288,792	0.32	1.30	to	2.30	1.37	to	17.48
2009	3,386,297	12.2869	to	13.0302	43,116,785	0.19	1.30	to	2.35	23.08	to	24.34
2008	2,597,685	9.9573	to	10.4851	26,664,191	0.59	1.30	to	2.35	(30.35)	to	(29.60)
2007	2,132,144	14.3086	to	14.9014	31,216,819	0.58	1.30	to	2.30	4.25	to	5.33
MIT
2011	18,480,552	8.9485	to	32.4419	288,462,302	1.86	1.00	to	1.85	0.09	to	0.96
2010	21,182,508	8.9359	to	32.2588	329,127,899	1.82	1.00	to	1.85	14.31	to	15.30
2009	24,500,355	7.8132	to	28.0862	330,454,824	2.37	1.00	to	1.85	22.94	to	24.01
2008	28,659,325	6.3519	to	22.7364	312,978,185	1.52	1.00	to	1.85	(36.16)	to	(35.60)
2007	36,869,229	9.9446	to	35.4439	616,787,038	1.18	1.00	to	1.85	3.98	to	4.88
MFL
2011	9,632,098	10.5865	to	15.7844	134,401,254	1.56	1.00	to	2.55	(0.85)	to	0.72
2010	12,022,072	10.6014	to	15.7028	168,194,841	1.56	1.00	to	2.55	13.16	to	14.96
2009	14,889,009	9.3019	to	13.6875	182,378,997	2.11	1.00	to	2.55	21.81	to	23.75
2008	17,800,165	7.5820	to	11.0833	177,022,413	1.22	1.00	to	2.55	(36.78)	to	(35.77)
2007	19,982,665	11.9080	to	17.2918	310,717,943	1.00	1.00	to	2.55	2.98	to	4.63
BDS
2011	4,609,175	17.6516	to	20.0962	89,181,631	4.84	1.15	to	1.85	4.66	to	5.42
2010	5,106,265	16.8481	to	19.0628	93,795,374	4.34	1.15	to	1.85	8.81	to	9.60
2009	5,384,987	15.4686	to	17.3936	90,448,318	6.48	1.15	to	1.85	25.59	to	26.50
2008	5,203,097	12.3042	to	13.7497	69,202,403	7.02	1.15	to	1.85	(12.19)	to	(11.55)
2007	6,896,916	14.1153	to	15.5456	103,879,319	6.26	1.15	to	1.85	1.60	to	2.35
MF7
2011	9,806,250	10.4364	to	16.7714	153,556,663	4.83	0.65	to	2.50	3.65	to	5.61
2010	9,260,297	11.9321	to	15.9598	138,789,021	3.96	1.15	to	2.50	0.52	to	9.40
2009	6,662,054	10.9792	to	14.5888	91,904,165	5.40	1.15	to	2.50	24.47	to	26.19
2008	4,635,465	8.7578	to	11.6903	51,141,515	6.74	1.00	to	2.50	(13.00)	to	(11.66)
2007	6,110,178	9.9948	to	13.2334	76,655,526	5.69	1.00	to	2.55	(0.05)	to	2.24

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
RGS
2011	7,453,731	$10.1798	to	$15.9514	$94,329,872	0.95%	1.00%	to	1.85%	(2.77)%	to	(1.93)%
2010	8,499,280	10.4589	to	16.2874	109,875,527	1.15	1.00	to	1.85	15.05	to	16.04
2009	9,599,790	9.0816	to	14.0549	107,176,009	1.82	1.00	to	1.85	30.28	to	31.41
2008	11,214,418	6.9635	to	10.7101	95,812,820	0.65	1.00	to	1.85	(39.77)	to	(39.24)
2007	14,862,669	11.5494	to	17.6526	208,241,408	0.23	1.00	to	1.85	6.69	to	7.62
RG1
2011	3,585,793	9.1984	to	16.7056	35,557,705	0.74	0.65	to	2.35	(3.57)	to	(1.89)
2010	3,339,426	9.5576	to	17.1228	34,696,477	0.93	1.10	to	2.30	1.72	to	15.66
2009	3,557,338	8.3649	to	14.8193	32,497,716	1.44	1.10	to	2.30	29.39	to	30.98
2008	2,883,536	6.4648	to	11.3256	21,338,733	0.44	1.00	to	2.30	(40.21)	to	(39.41)
2007	2,707,973	10.8166	to	18.7295	34,458,186	0.16	1.00	to	2.25	6.17	to	8.99
MFF
2011	776,655	9.9684	to	19.4686	9,830,029	-	1.00	to	2.25	(2.92)	to	(0.10)
2010	922,817	11.2140	to	19.8409	12,234,367	-	1.00	to	2.25	12.91	to	14.35
2009	1,079,900	9.8917	to	17.3864	12,532,342	-	1.00	to	2.30	34.29	to	36.08
2008	1,316,168	7.3320	to	12.8024	11,206,403	-	1.00	to	2.30	(38.97)	to	(38.16)
2007	1,464,903	11.9589	to	20.7435	20,689,801	-	1.00	to	2.30	18.20	to	19.78
EME
2011	1,418,256	23.0239	to	28.1271	36,670,610	0.53	1.00	to	1.85	(20.04)	to	(19.34)
2010	1,624,680	28.7931	to	34.9969	52,175,479	0.71	1.00	to	1.85	21.46	to	22.51
2009	1,777,211	23.7055	to	28.6673	46,576,034	2.42	1.00	to	1.85	65.46	to	66.90
2008	1,900,227	14.3267	to	17.2377	29,955,875	1.39	1.00	to	1.85	(55.93)	to	(55.54)
2007	2,587,959	32.5066	to	38.9119	91,911,417	2.02	1.00	to	1.85	33.14	to	34.29
EM1
2011	2,229,533	8.5224	to	31.9085	32,459,265	0.35	0.65	to	2.50	(20.75)	to	(19.25)
2010	1,775,371	16.1794	to	39.7356	33,610,615	0.56	1.15	to	2.50	2.77	to	22.05
2009	1,346,721	13.4397	to	32.5736	22,378,471	1.63	1.15	to	2.50	63.92	to	66.19
2008	710,442	8.1987	to	19.6098	8,295,305	1.08	1.15	to	2.50	(56.32)	to	(55.71)
2007	808,424	18.7701	to	44.3000	22,821,441	1.85	1.15	to	2.50	31.88	to	33.72
GGS
2011	1,256,337	16.9987	to	24.7647	26,008,011	2.26	1.00	to	1.85	4.10	to	5.00
2010	1,388,803	16.3289	to	23.6760	27,603,523	-	1.00	to	1.85	2.68	to	3.57
2009	1,514,184	15.9031	to	22.9489	29,279,024	11.75	1.00	to	1.85	2.14	to	3.02
2008	1,783,352	15.5702	to	22.3616	33,534,157	8.21	1.00	to	1.85	8.36	to	9.30
2007	1,951,821	14.3685	to	25.1849	33,658,588	-	1.00	to	1.85	6.68	to	7.61
GG1
2011	155,653	15.0563	to	17.8579	2,593,778	1.96	1.15	to	2.05	3.58	to	4.53
2010	191,576	14.4984	to	17.1353	3,072,039	-	1.15	to	2.05	2.24	to	3.18
2009	226,268	14.1448	to	16.6581	3,542,610	13.42	1.15	to	2.05	1.65	to	2.58
2008	410,545	13.8804	to	16.2887	6,320,695	7.46	1.15	to	2.05	7.86	to	8.85
2007	284,890	12.8359	to	15.0094	4,022,897	-	1.15	to	1.85	6.46	to	7.23

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
GGR
2011	2,773,868	$9.1041	to	$28.4107	$53,695,583	0.68%	1.15%	to	1.85%	(8.11)%	to	(7.45)%
2010	3,303,954	9.9029	to	30.7722	68,407,784	0.80	1.00	to	1.85	9.74	to	10.69
2009	3,839,286	9.0195	to	27.9081	71,866,959	1.19	1.00	to	1.85	37.23	to	38.42
2008	4,323,307	6.5693	to	20.2403	59,243,931	1.03	1.00	to	1.85	(40.07)	to	(39.55)
2007	5,626,403	10.9557	to	33.6111	124,791,013	1.69	1.00	to	1.85	11.17	to	12.13
GG2
2011	205,718	12.8853	to	18.4763	3,012,570	0.36	1.15	to	2.10	(8.62)	to	(7.74)
2010	250,738	14.0654	to	20.0359	4,004,065	0.57	1.15	to	2.10	9.19	to	10.25
2009	340,286	12.8483	to	18.1818	4,912,210	0.74	1.15	to	2.10	36.50	to	37.83
2008	440,668	9.3883	to	13.1983	4,602,950	0.76	1.00	to	2.30	(40.48)	to	(39.68)
2007	494,318	15.6997	to	21.9248	8,590,818	1.43	1.00	to	2.10	10.65	to	11.90
RES
2011	7,166,923	7.1290	to	24.0719	112,370,557	1.19	1.15	to	1.85	(8.45)	to	(7.79)
2010	8,120,608	7.7831	to	26.1691	138,046,224	1.40	1.15	to	1.85	10.58	to	11.38
2009	9,405,855	7.0348	to	23.5528	143,755,857	1.68	1.15	to	1.85	29.99	to	30.94
2008	11,057,121	5.4090	to	18.0325	129,451,544	0.67	1.15	to	1.85	(37.61)	to	(37.16)
2007	14,094,806	8.6654	to	28.7651	257,818,176	0.84	1.15	to	1.85	11.13	to	11.94
RE1
2011	969,870	10.1236	to	15.8830	12,311,637	0.87	1.10	to	2.25	(9.09)	to	(8.02)
2010	1,162,208	11.0907	to	17.2860	16,215,376	1.16	1.10	to	2.25	9.89	to	11.18
2009	1,371,905	10.0513	to	15.5629	17,259,114	1.46	1.10	to	2.25	29.06	to	30.57
2008	1,840,427	7.7566	to	11.9309	17,668,776	0.37	1.10	to	2.30	(38.03)	to	(37.27)
2007	1,853,837	12.4596	to	19.0382	28,036,878	0.61	1.10	to	2.30	10.36	to	11.72
GTR
2011	3,221,964	15.3179	to	29.8872	73,752,769	0.96	1.15	to	1.85	(0.33)	to	0.40
2010	3,630,317	15.3603	to	29.8429	83,182,897	0.80	1.15	to	1.85	3.58	to	4.33
2009	4,057,331	14.8223	to	28.6751	89,385,980	8.00	1.15	to	1.85	13.03	to	13.85
2008	4,598,290	13.1070	to	25.2490	89,967,387	5.42	1.15	to	1.85	(16.99)	to	(16.39)
2007	6,117,487	15.7818	to	30.2720	140,411,531	2.22	1.15	to	1.85	6.84	to	7.62
GT2
2011	83,798,499	10.0846	to	18.2205	868,419,521	1.02	0.65	to	2.10	(0.83)	to	0.63
2010	35,771,466	10.2960	to	18.2065	374,030,587	0.33	1.15	to	2.10	0.47	to	4.10
2009	699,643	15.3452	to	17.4988	11,164,168	7.75	1.15	to	2.05	12.42	to	13.46
2008	873,958	13.6216	to	15.4312	12,354,205	5.24	1.15	to	1.85	(17.15)	to	(16.56)
2007	1,161,693	16.4422	to	18.5035	19,774,396	1.99	1.15	to	2.05	6.39	to	7.37
GSS
2011	8,225,599	15.4818	to	25.1330	162,926,999	3.72	1.15	to	1.85	5.42	to	6.18
2010	9,796,211	14.6711	to	23.7279	182,422,116	3.64	1.15	to	1.85	2.81	to	3.56
2009	11,173,460	14.2550	to	22.9687	201,831,819	4.99	1.15	to	1.85	2.56	to	3.31
2008	12,130,442	13.8850	to	22.2887	213,486,283	5.57	1.15	to	1.85	6.53	to	7.31
2007	15,336,252	13.0202	to	24.6917	247,658,015	5.01	1.00	to	1.85	5.19	to	6.10

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
MFK
2011	28,525,248	$10.3897	to	$15.0863	$379,366,472	3.56%	0.65%	to	2.55%	4.39%	to	6.42%
2010	31,563,214	11.3128	to	14.2266	398,410,866	3.43	1.00	to	2.55	0.13	to	3.45
2009	30,492,655	11.1096	to	13.7522	374,547,282	3.88	1.00	to	2.55	1.57	to	3.19
2008	19,623,926	10.9374	to	13.3271	236,492,256	5.08	1.00	to	2.55	5.53	to	7.21
2007	24,954,225	10.3645	to	12.4309	281,758,050	4.76	1.00	to	2.55	4.17	to	5.83
EGS
2011	9,986,814	5.7827	to	24.9499	125,072,423	0.17	1.00	to	1.85	(2.29)	to	(1.45)
2010	11,164,178	5.9152	to	25.4132	142,268,348	0.09	1.00	to	1.85	13.67	to	14.66
2009	12,612,013	5.2011	to	22.2504	140,984,437	0.28	1.00	to	1.85	35.19	to	36.36
2008	14,615,786	3.8453	to	16.3806	119,597,619	0.25	1.00	to	1.85	(38.50)	to	(37.96)
2007	18,485,750	6.2491	to	26.5065	238,240,356	-	1.00	to	1.85	18.99	to	20.03
HYS
2011	4,271,067	15.2218	to	30.4675	87,099,806	8.60	1.00	to	1.85	2.21	to	3.10
2010	4,992,117	14.8922	to	29.6663	99,394,800	9.47	1.00	to	1.85	13.40	to	14.38
2009	5,804,644	13.1329	to	26.0372	100,842,945	10.05	1.00	to	1.85	47.58	to	48.86
2008	6,745,555	8.8989	to	17.5591	78,775,038	9.54	1.00	to	1.85	(30.97)	to	(30.37)
2007	8,811,448	12.8913	to	30.7416	145,304,823	7.61	1.00	to	1.85	0.03	to	0.90
MFC
2011	4,304,415	13.1833	to	18.0081	72,995,788	8.28	1.00	to	2.55	1.22	to	2.83
2010	5,362,310	12.9647	to	17.5485	89,107,908	9.35	1.00	to	2.55	12.44	to	14.22
2009	6,543,484	11.4778	to	15.3945	95,852,231	9.78	1.00	to	2.55	45.89	to	48.21
2008	9,170,448	7.8311	to	10.4078	91,248,270	9.27	1.00	to	2.55	(31.44)	to	(30.35)
2007	9,231,715	11.3703	to	14.9734	132,587,722	7.08	1.00	to	2.55	(1.04)	to	0.54
IGS
2011	3,253,080	13.1219	to	18.5655	51,034,318	1.09	1.00	to	1.85	(12.54)	to	(11.78)
2010	3,754,249	14.9958	to	21.0746	66,861,752	0.90	1.00	to	1.85	13.03	to	14.01
2009	4,435,831	13.2602	to	18.5107	69,156,837	1.15	1.00	to	1.85	35.51	to	36.68
2008	5,162,799	9.7806	to	13.5618	59,050,183	1.33	1.00	to	1.85	(40.94)	to	(40.43)
2007	6,494,572	16.5529	to	22.7974	124,612,558	1.41	1.00	to	1.85	14.42	to	15.41
IG1
2011	2,183,236	9.0238	to	21.2527	24,149,594	0.90	0.65	to	2.30	(13.15)	to	(11.69)
2010	2,080,737	10.3907	to	24.1998	27,188,090	0.68	1.00	to	2.30	1.39	to	13.72
2009	2,056,727	9.2587	to	21.3236	24,793,740	0.75	1.00	to	2.30	34.52	to	36.31
2008	1,645,540	6.9084	to	15.6748	16,461,538	1.09	1.00	to	2.10	(41.23)	to	(40.56)
2007	1,455,023	11.7343	to	26.4253	26,435,969	1.10	1.00	to	2.30	13.87	to	18.28
MII
2011	2,220,602	15.8711	to	25.5126	46,177,756	1.21	1.15	to	1.85	(3.34)	to	(2.64)
2010	2,607,501	16.4109	to	26.2685	55,418,037	1.64	1.00	to	1.85	7.09	to	8.02
2009	2,987,921	15.3166	to	24.4127	59,014,660	3.33	1.00	to	1.85	23.05	to	24.12
2008	3,503,901	12.4412	to	19.7453	56,116,944	1.05	1.00	to	1.85	(32.68)	to	(32.10)
2007	4,858,869	18.4723	to	29.1921	113,714,035	1.65	1.00	to	1.85	5.35	to	6.27

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
MI1
2011	16,726,064	$9.0046	to	$22.7753	$158,156,916	1.03%	0.65%	to	2.35%	(4.08)%	to	(2.41)%
2010	19,684,586	9.3878	to	23.4684	192,674,447	1.41	1.15	to	2.35	0.83	to	7.53
2009	20,061,375	8.8376	to	21.8362	184,184,694	3.25	1.15	to	2.35	22.17	to	23.67
2008	22,385,237	7.2338	to	17.6653	167,431,706	0.93	1.15	to	2.35	(33.19)	to	(32.37)
2007	18,793,055	10.8274	to	26.1320	211,701,396	0.76	1.15	to	2.35	4.83	to	9.23
MIS
2011	31,914,695	6.5343	to	12.0968	321,011,298	0.57	1.00	to	1.85	(1.07)	to	(0.21)
2010	37,078,363	6.6013	to	12.1391	374,470,706	0.31	1.00	to	1.85	11.06	to	12.02
2009	43,349,933	5.9408	to	10.8514	392,101,061	0.81	1.00	to	1.85	3.56	to	38.74
2008	22,457,175	4.3169	to	7.8323	134,937,104	0.63	1.00	to	1.85	(38.38)	to	(37.85)
2007	30,064,891	7.0025	to	12.6193	286,174,371	0.36	1.00	to	1.85	9.46	to	10.41
M1B
2011	4,131,256	9.6664	to	15.2936	48,424,976	0.28	1.00	to	2.55	(1.99)	to	(0.43)
2010	5,348,263	9.7925	to	15.3914	63,674,137	0.10	1.00	to	2.55	9.95	to	11.70
2009	6,755,552	8.8427	to	13.8072	72,529,820	0.56	1.00	to	2.55	36.22	to	38.38
2008	6,598,033	6.4453	to	9.9977	53,180,723	0.34	1.00	to	2.55	(38.96)	to	(37.98)
2007	8,274,394	10.4829	to	16.1531	107,971,328	-	1.00	to	2.55	8.41	to	10.15
MCS
2011	3,961,768	4.5726	to	5.1023	19,567,887	-	1.15	to	1.85	(7.73)	to	(7.06)
2010	4,670,921	4.9504	to	5.5689	24,915,455	-	1.00	to	1.85	26.86	to	27.96
2009	4,857,853	3.8983	to	4.3522	20,289,951	0.07	1.00	to	1.85	39.68	to	40.89
2008	5,304,731	2.7880	to	3.0536	15,794,789	-	1.15	to	1.85	(52.25)	to	(51.90)
2007	7,235,851	5.8323	to	6.3480	44,914,140	-	1.15	to	1.85	7.80	to	8.59
MC1
2011	1,221,431	6.3459	to	14.4067	10,728,029	-	1.15	to	2.50	(8.62)	to	(7.36)
2010	1,566,303	6.8986	to	15.5588	15,073,695	-	1.15	to	2.50	25.67	to	27.40
2009	2,023,237	5.4533	to	12.2184	15,620,576	-	1.15	to	2.50	38.38	to	40.29
2008	2,534,232	3.9148	to	8.7136	14,019,215	-	1.00	to	2.50	(52.65)	to	(51.92)
2007	2,822,330	8.2136	to	18.1607	31,670,209	-	1.00	to	2.55	6.78	to	8.49
MMS
2011	7,697,443	10.1591	to	13.8753	96,023,462	-	1.15	to	1.85	(1.85)	to	(1.13)
2010	9,022,060	10.3396	to	14.0690	113,721,713	-	1.15	to	1.85	(1.85)	to	(1.14)
2009	11,201,129	10.5238	to	14.2660	142,977,635	-	1.15	to	1.85	(1.85)	to	(1.14)
2008	15,465,643	10.7978	to	14.4657	198,802,618	2.02	1.00	to	1.85	0.14	to	1.01
2007	14,742,422	10.7767	to	16.0468	188,524,112	4.78	1.00	to	1.85	2.90	to	3.80
MM1
2011	12,602,049	9.1760	to	10.5394	123,622,795	-	1.00	to	2.55	(2.54)	to	(1.00)
2010	15,867,217	9.4155	to	10.6456	158,401,447	-	1.00	to	2.55	(2.55)	to	(1.00)
2009	17,825,138	9.6619	to	10.7531	180,844,310	-	1.00	to	2.55	(2.55)	to	(1.00)
2008	22,125,007	9.9147	to	10.8617	228,570,494	1.77	1.00	to	2.55	(0.80)	to	0.78
2007	21,267,373	9.9894	to	10.7777	219,489,293	4.47	1.00	to	2.55	1.91	to	3.54

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
NWD
2011	3,937,734	$9.7602	to	$19.7461	$54,685,774	-%	1.00%	to	1.85%	(12.03)%	to	(11.27)%
2010	4,376,779	11.0608	to	22.2840	69,127,087	-	1.00	to	1.85	34.06	to	35.22
2009	5,216,357	8.2255	to	16.5026	60,742,092	-	1.00	to	1.85	59.95	to	61.33
2008	6,367,778	5.1269	to	10.2431	45,645,465	-	1.00	to	1.85	(40.70)	to	(40.18)
2007	8,362,104	8.6186	to	17.1469	99,019,794	-	1.00	to	1.85	0.65	to	1.53
M1A
2011	3,562,208	11.6151	to	19.3627	60,310,390	-	1.00	to	2.55	(12.83)	to	(11.44)
2010	4,156,401	13.2567	to	21.9094	80,056,321	-	1.00	to	2.55	32.75	to	34.85
2009	5,942,046	9.9357	to	16.2796	85,989,049	-	1.00	to	2.55	58.57	to	61.09
2008	8,571,360	6.2340	to	10.1266	77,933,950	-	1.00	to	2.55	(41.31)	to	(40.37)
2007	9,051,054	10.5672	to	17.0170	138,196,204	-	1.00	to	2.55	(0.35)	to	1.25
RIS
2011	2,377,975	10.8900	to	19.9511	32,506,107	1.99	1.15	to	1.85	(12.53)	to	(11.90)
2010	2,727,635	12.4438	to	22.6449	42,251,199	1.39	1.15	to	1.85	8.58	to	9.37
2009	3,126,123	11.4543	to	20.7048	44,296,413	3.19	1.15	to	1.85	28.51	to	29.45
2008	3,693,283	8.9085	to	15.9949	40,321,119	1.80	1.15	to	1.85	(43.56)	to	(43.14)
2007	5,162,219	15.7747	to	28.1322	98,199,663	1.14	1.15	to	1.85	11.05	to	11.86
RI1
2011	5,379,665	12.5734	to	17.9807	90,237,045	1.71	1.15	to	2.55	(13.33)	to	(12.08)
2010	5,914,182	14.4251	to	20.4619	113,396,073	1.16	1.15	to	2.55	0.36	to	9.07
2009	6,716,956	13.3402	to	18.7700	118,436,542	3.05	1.15	to	2.55	27.17	to	29.00
2008	7,836,028	10.4310	to	14.5578	107,197,293	1.49	1.00	to	2.55	(44.07)	to	(43.17)
2007	7,944,489	18.5446	to	25.6706	191,456,875	0.92	1.00	to	2.55	9.92	to	11.67
SIS
2011	2,148,862	16.0481	to	17.8981	36,916,404	5.73	1.15	to	1.85	2.74	to	3.48
2010	2,344,628	15.6123	to	17.2956	39,058,974	5.39	1.15	to	1.85	8.23	to	9.01
2009	2,519,695	14.4181	to	15.8656	38,612,559	10.27	1.15	to	1.85	25.32	to	26.23
2008	2,463,406	11.4995	to	12.5692	29,958,353	8.29	1.15	to	1.85	(14.66)	to	(14.04)
2007	3,392,931	13.4684	to	14.6222	48,007,878	5.51	1.15	to	1.85	1.56	to	2.30
SI1
2011	636,505	14.4966	to	16.5451	10,019,560	5.49	1.15	to	2.30	1.91	to	3.11
2010	683,470	14.2245	to	16.0462	10,489,949	5.17	1.15	to	2.30	7.52	to	8.78
2009	785,460	13.2301	to	14.7509	11,155,167	10.70	1.15	to	2.30	24.32	to	25.78
2008	956,921	10.6423	to	11.7277	10,869,245	8.07	1.15	to	2.30	(15.21)	to	(14.21)
2007	1,425,992	12.5520	to	13.6707	18,942,966	5.10	1.15	to	2.30	0.85	to	2.04
TEC
2011	2,826,156	4.7476	to	5.5223	14,582,085	-	1.15	to	1.85	(0.70)	to	0.02
2010	3,056,751	4.7761	to	5.5218	15,842,093	-	1.15	to	1.85	18.41	to	19.27
2009	3,329,932	4.0295	to	4.6305	14,531,610	-	1.15	to	1.85	73.37	to	74.63
2008	3,206,181	2.3219	to	2.6520	8,055,874	-	1.15	to	1.85	(51.83)	to	(51.49)
2007	4,080,642	4.8154	to	5.4664	21,166,638	-	1.15	to	1.85	17.99	to	18.83

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
TE1
2011	130,600	$10.3887	to	$23.5580	$1,456,301	-%	1.15%	to	1.85%	(0.81)%	to	(0.11)%
2010	160,111	10.4740	to	23.5955	1,776,216	-	1.15	to	1.85	18.00	to	18.84
2009	187,530	8.8766	to	19.8656	1,773,079	-	1.15	to	1.85	73.17	to	74.41
2008	183,490	5.1259	to	11.3963	989,205	-	1.15	to	1.85	(52.00)	to	(51.66)
2007	314,493	10.6793	to	23.5856	3,552,821	-	1.15	to	2.05	17.53	to	18.61
TRS
2011	19,776,275	13.2398	to	34.3749	447,577,850	2.66	1.15	to	1.85	0.04	to	0.77
2010	22,491,979	13.2205	to	34.1964	506,544,820	2.81	1.15	to	1.85	7.93	to	8.72
2009	25,748,066	12.2364	to	31.5325	535,058,547	3.94	1.15	to	1.85	15.91	to	16.75
2008	29,892,193	10.5464	to	27.0755	537,334,088	3.47	1.15	to	1.85	(23.01)	to	(22.45)
2007	39,711,318	13.6838	to	42.0157	899,656,744	3.01	1.15	to	1.85	2.38	to	3.13
MFJ
2011	45,326,523	10.4630	to	15.1069	643,062,830	2.38	0.65	to	2.55	(0.93)	to	1.00
2010	51,225,040	11.6925	to	15.0409	724,908,318	2.57	1.00	to	2.55	1.01	to	8.59
2009	56,778,902	10.8771	to	13.8787	743,138,623	3.49	1.00	to	2.55	14.80	to	16.63
2008	53,879,494	9.4214	to	11.9241	605,101,294	3.15	1.00	to	2.55	(23.74)	to	(22.52)
2007	57,895,390	12.2852	to	15.4222	840,502,026	2.67	1.00	to	2.55	1.41	to	3.03
UTS
2011	5,272,233	16.8280	to	54.0596	153,739,354	3.42	1.15	to	1.85	5.14	to	5.91
2010	6,010,069	15.9966	to	51.1708	165,648,150	3.28	1.15	to	1.85	11.80	to	12.61
2009	7,070,735	14.3014	to	45.5539	173,124,755	5.05	1.15	to	1.85	30.91	to	31.86
2008	8,400,706	10.9193	to	34.6333	155,230,961	1.91	1.15	to	1.85	(38.23)	to	(37.78)
2007	11,423,450	17.6690	to	55.8021	329,601,898	1.34	1.15	to	1.85	26.19	to	27.11
MFE
2011	3,652,256	11.1565	to	35.3163	116,649,151	3.23	0.65	to	2.35	4.33	to	6.15
2010	3,706,532	18.9809	to	33.4566	111,476,038	3.08	1.00	to	2.35	0.98	to	12.47
2009	3,827,620	17.0227	to	29.8078	101,639,771	4.55	1.00	to	2.35	29.97	to	31.77
2008	3,731,129	13.0308	to	22.6677	72,955,216	1.66	1.00	to	2.35	(38.74)	to	(37.88)
2007	3,613,171	21.1610	to	36.5673	109,039,810	1.09	1.00	to	2.35	25.25	to	26.99
MVS
2011	6,332,031	12.9442	to	18.6211	105,498,403	1.62	1.15	to	1.85	(1.85)	to	(1.13)
2010	7,251,195	13.1542	to	18.8348	122,377,852	1.43	1.15	to	1.85	9.45	to	10.24
2009	8,202,606	11.9883	to	17.0851	125,753,509	1.84	1.15	to	1.85	18.26	to	19.12
2008	9,654,222	9.9861	to	14.3424	124,630,580	1.92	1.15	to	1.85	(33.90)	to	(33.41)
2007	13,437,738	15.0910	to	21.5393	258,734,352	1.62	1.15	to	1.85	5.92	to	6.69
MV1
2011	12,369,770	10.6076	to	16.7661	189,800,608	1.36	0.65	to	2.50	(2.78)	to	(0.93)
2010	14,050,600	12.4122	to	17.0183	219,524,012	1.21	1.00	to	2.50	1.46	to	10.11
2009	15,232,380	11.3930	to	15.4866	216,431,676	1.61	1.00	to	2.50	17.29	to	19.10
2008	13,424,854	9.6688	to	13.0299	159,243,510	1.45	1.00	to	2.55	(34.59)	to	(33.54)
2007	8,166,089	14.7056	to	19.6462	138,202,958	1.35	1.00	to	2.55	4.91	to	6.59

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
AAN
2011	228,381	$10.0346	to	$10.0560	$2,295,169	-%	1.35%	to	2.10%	0.35%	to	0.56%
AAW
2011	2,558	9.2014	to	9.2119	23,549	-	1.35	to	1.75	(7.99)	to	(7.88)
VKM
2011	1,270,344	11.2415	to	11.6637	14,623,674	0.23	1.35	to	2.30	(9.31)	to	(8.43)
2010	1,156,849	12.4665	to	12.7369	14,589,309	-	1.35	to	2.10	0.48	to	30.49
2009	926,271	9.6270	to	9.7612	8,989,304	-	1.35	to	2.10	54.06	to	55.24
2008	99,801	6.2488	to	6.2877	626,133	0.54	1.35	to	2.10	(37.51)	to	(37.12)
OBV
2011	1,674,843	7.2981	to	7.5719	12,476,713	2.09	1.35	to	2.10	(1.72)	to	(0.97)
2010	1,744,434	7.4258	to	7.6460	13,178,352	1.20	1.35	to	2.10	10.31	to	11.16
2009	1,891,259	6.7316	to	6.8786	12,895,821	-	1.35	to	2.10	19.05	to	19.96
2008	626,984	5.6546	to	5.7342	3,574,079	1.96	1.35	to	2.10	(44.81)	to	(44.38)
2007	199,285	10.2449	to	10.3095	2,048,287	0.09	1.35	to	2.10	2.45	to	3.10
OCA
2011	1,706,163	10.5815	to	14.4868	23,384,048	0.11	0.65	to	2.55	(3.88)	to	(2.01)
2010	1,870,731	10.9252	to	14.8892	26,312,656	-	1.30	to	2.55	0.50	to	7.73
2009	2,138,568	10.0820	to	13.8285	27,945,879	0.01	1.30	to	2.55	40.48	to	42.28
2008	2,290,263	7.1367	to	9.7242	21,043,470	-	1.30	to	2.55	(47.05)	to	(46.37)
2007	2,405,555	13.4033	to	18.1418	41,294,194	0.01	1.30	to	2.55	10.94	to	12.37
OGG
2011	2,105,725	9.6945	to	14.0727	28,580,499	1.05	0.65	to	2.30	(10.63)	to	(9.12)
2010	2,177,497	14.4679	to	15.5868	32,916,492	1.21	1.30	to	2.30	0.50	to	14.20
2009	2,283,843	12.7984	to	13.6487	30,325,737	1.94	1.30	to	2.30	36.15	to	37.54
2008	2,451,893	9.4003	to	9.9232	23,751,907	1.28	1.30	to	2.30	(41.71)	to	(41.11)
2007	2,653,815	16.1268	to	16.8504	43,790,664	1.05	1.30	to	2.30	3.63	to	4.69
OMG
2011	27,952,286	10.9734	to	14.2086	377,082,799	0.60	1.30	to	2.55	(2.85)	to	(1.61)
2010	34,219,506	11.2437	to	14.4482	470,911,158	0.93	1.30	to	2.55	12.87	to	14.32
2009	40,927,550	9.9155	to	12.6447	494,644,467	1.66	1.30	to	2.55	24.73	to	26.33
2008	48,485,735	7.9130	to	10.0143	465,958,080	1.23	1.30	to	2.55	(40.20)	to	(39.43)
2007	44,367,479	13.1710	to	16.5411	706,504,514	0.74	1.30	to	2.55	1.48	to	2.79
OMS
2011	448,379	13.7877	to	19.4849	8,319,941	0.42	1.30	to	2.30	(4.62)	to	(3.65)
2010	596,815	14.3827	to	20.2332	11,503,067	0.41	1.30	to	2.30	20.23	to	21.46
2009	678,635	11.9020	to	16.6671	10,851,459	0.65	1.30	to	2.30	33.73	to	35.10
2008	760,213	8.8544	to	12.3428	9,053,263	0.28	1.30	to	2.30	(39.44)	to	(38.81)
2007	870,402	14.5452	to	20.1827	17,001,852	0.17	1.30	to	2.30	(3.67)	to	(2.68)
AAQ
2011	7,060	10.1102	to	10.1202	71,413	-	1.35	to	1.70	1.10	to	1.20

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
PRA
2011	447,883	$11.8723	to	$12.6023	$5,491,304	6.94%	1.35%	to	2.30%	(0.38)%	to	0.58%
2010	457,711	11.9181	to	12.5294	5,600,897	7.57	1.35	to	2.30	10.49	to	11.57
2009	380,342	10.7865	to	11.2306	4,188,531	7.02	1.35	to	2.30	18.78	to	19.93
2008	411,581	9.1402	to	9.3641	3,799,922	6.07	1.35	to	2.10	(17.62)	to	(16.98)
2007	340,476	11.0947	to	11.2797	3,802,578	8.56	1.35	to	2.25	5.88	to	6.86
AAP
2011	763,861	9.9739	to	10.0150	7,630,325	6.79	0.65	to	2.10	(0.26)	to	0.15
BBD
2011	62,501	9.0900	to	9.1261	569,007	6.68	0.65	to	2.05	(9.10)	to	(8.74)
PCR
2011	7,266,721	9.7508	to	10.4158	73,969,457	14.31	0.65	to	2.35	(9.73)	to	(8.16)
2010	6,649,829	10.8013	to	11.4155	74,448,884	15.26	1.30	to	2.35	4.75	to	22.91
2009	6,636,017	8.8825	to	9.2879	60,651,115	6.19	1.30	to	2.35	38.20	to	39.69
2008	5,813,511	6.3854	to	6.6490	38,163,263	6.32	1.30	to	2.55	(45.23)	to	(44.52)
2007	977,885	11.7108	to	11.9855	11,610,424	4.99	1.30	to	2.35	20.33	to	21.63
PMB
2011	1,020,777	10.2089	to	25.8937	25,025,685	5.32	0.65	to	2.30	3.89	to	5.64
2010	1,018,985	15.5140	to	24.6843	24,113,288	4.90	1.30	to	2.30	(0.27)	to	10.71
2009	763,094	14.1130	to	22.3073	16,175,720	5.93	1.30	to	2.30	27.59	to	28.89
2008	593,875	11.0277	to	17.3159	9,715,387	6.51	1.30	to	2.15	(16.44)	to	(15.71)
2007	635,006	13.1766	to	20.5534	12,385,714	5.76	1.30	to	2.25	3.43	to	4.44
BBE
2011	41,476	10.0609	to	10.0824	417,873	0.68	1.35	to	2.10	0.61	to	0.82
6TT
2011	92,518,029	9.9407	to	11.3711	1,044,595,551	1.81	0.65	to	2.25	(4.00)	to	(2.44)
2010	52,768,623	11.5909	to	11.7375	616,967,109	4.55	1.35	to	2.25	1.27	to	9.84
2009	2,068,926	10.6560	to	10.6863	22,080,454	1.16	1.35	to	2.10	6.56	to	6.86
PRR
2011	6,421,218	13.6738	to	16.7335	103,470,424	2.14	1.30	to	2.35	9.06	to	10.23
2010	8,101,705	12.4675	to	15.1880	118,890,037	1.45	1.30	to	2.35	5.57	to	6.71
2009	8,961,667	11.6153	to	14.2408	123,731,443	3.07	1.30	to	2.35	15.61	to	16.86
2008	9,486,271	10.1007	to	12.1928	112,568,613	3.52	1.30	to	2.55	(9.43)	to	(8.27)
2007	4,125,528	11.0670	to	13.2982	53,416,156	4.64	1.30	to	2.35	8.05	to	9.22
PTR
2011	24,120,523	13.1584	to	15.7088	366,194,416	2.61	1.30	to	2.55	0.98	to	2.27
2010	28,187,212	13.0311	to	15.3681	420,201,410	2.41	1.30	to	2.55	5.36	to	6.71
2009	29,012,388	12.3681	to	14.4089	406,911,559	5.19	1.30	to	2.55	11.16	to	12.59
2008	26,948,277	11.1260	to	12.8042	337,147,301	4.48	1.30	to	2.55	2.12	to	3.44
2007	20,114,681	10.8948	to	12.3852	243,883,703	4.78	1.30	to	2.55	5.97	to	7.34
AAR
2011	222,829	10.0243	to	10.0457	2,236,443	-	1.35	to	2.10	0.24	to	0.46

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
AAS
2011	24,071	$10.7052	to	$10.7266	$257,899	-%	1.35%	to	2.05%	7.05%	to	7.27%
3XX
2011	358,397	9.7487	to	9.9895	3,542,567	2.32	1.35	to	2.10	(18.21)	to	(17.59)
2010	242,013	11.9196	to	12.1212	2,915,660	0.01	1.35	to	2.10	2.33	to	3.11
2009	135,214	11.6483	to	11.7554	1,584,405	4.28	1.35	to	2.10	26.54	to	27.51
2008	7,549	9.2051	to	9.2190	69,521	0.25	1.35	to	2.10	(7.95)	to	(7.81)
5XX
2011	21,180,067	10.7163	to	12.5047	262,236,569	2.01	0.65	to	2.30	9.16	to	10.99
2010	13,213,863	11.0947	to	11.3458	148,879,348	0.99	1.35	to	2.35	0.33	to	3.49
2009	6,788,906	10.8299	to	10.9627	74,125,443	1.73	1.35	to	2.35	5.81	to	6.89
2008	260,820	10.2403	to	10.2557	2,673,696	0.63	1.35	to	2.10	2.40	to	2.56
SBI
2011	492,505	8.5574	to	8.7044	4,250,461	0.02	0.65	to	2.25	(14.66)	to	(13.26)
2010	107	10.0305	to	10.0305	1,073	-	1.65			0.30
SSA
2011	2,632,636	9.3802	to	10.9384	26,193,175	0.72	0.65	to	2.30	(1.15)	to	0.52
2010	1,555,115	9.4891	to	10.7582	15,434,805	-	1.30	to	2.30	1.39	to	14.94
2009	1,251,695	8.3399	to	9.3596	10,849,906	0.97	1.30	to	2.30	18.07	to	19.28
2008	645,382	7.0636	to	7.8469	4,695,884	0.39	1.30	to	2.30	(38.60)	to	(37.97)
2007	643,565	11.5044	to	12.6500	7,577,757	0.69	1.30	to	2.30	(8.24)	to	(7.30)
VSC
2011	12,024,401	8.8182	to	10.5658	109,689,042	0.23	0.65	to	2.35	(7.32)	to	(5.71)
2010	12,976,175	9.5147	to	9.9126	126,734,777	0.12	1.30	to	2.35	1.49	to	22.46
2009	15,857,749	7.8530	to	8.0945	126,954,591	0.06	1.30	to	2.35	33.29	to	34.72
2008	18,181,464	5.8697	to	6.0083	108,453,439	0.02	1.30	to	2.55	(39.72)	to	(38.95)
2007	10,111,572	9.7546	to	9.8411	99,172,712	-	1.30	to	2.35	(2.45)	to	(1.59)
2XX
2011	837,562	10.5009	to	13.2484	10,975,717	0.43	0.65	to	2.10	(8.46)	to	(7.11)
2010	809,572	14.1248	to	14.3637	11,548,624	-	1.35	to	2.10	1.08	to	19.70
2009	525,999	11.8545	to	12.0001	6,287,736	0.46	1.35	to	2.35	27.01	to	28.31
2008	22,414	9.3391	to	9.3523	209,422	0.22	1.35	to	2.05	(6.61)	to	(6.48)
SVV
2011	25,668,113	8.2963	to	10.3275	219,794,746	0.65	0.65	to	2.30	(6.22)	to	(4.64)
2010	27,094,644	8.8470	to	9.1989	245,751,191	0.24	1.30	to	2.30	1.24	to	11.21
2009	26,677,319	8.0247	to	8.2714	218,376,327	0.18	1.30	to	2.35	25.99	to	27.34
2008	12,154,042	6.3694	to	6.4953	78,407,076	0.77	1.30	to	2.35	(39.39)	to	(38.74)
2007	2,540,048	10.5313	to	10.5978	26,839,611	0.52	1.35	to	2.10	5.31	to	5.98
SGC
2011	4,999,791	10.1822	to	10.6890	52,578,640	1.02	1.30	to	2.55	(0.14)	to	1.14
2010	6,122,866	10.1961	to	10.5682	63,936,768	-	1.30	to	2.55	19.02	to	20.54
2009	7,455,297	8.5669	to	8.7673	64,864,952	1.22	1.30	to	2.55	22.48	to	24.05
2008	215,255	7.0092	to	7.0676	1,517,022	2.11	1.30	to	2.30	(29.91)	to	(29.32)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
S13
2011	2,669,109	$10.2605	to	$11.0959	$27,863,552	0.85%	0.65%	to	2.10%	0.19%	to	1.67%
2010	2,387,778	10.2409	to	10.4631	24,767,620	-	1.35	to	2.10	1.52	to	19.98
2009	2,035,236	8.6010	to	8.7209	17,646,515	1.35	1.35	to	2.10	22.75	to	23.69
2008	461,987	7.0070	to	7.0506	3,248,365	1.40	1.35	to	2.10	(29.93)	to	(29.49)
SDC
2011	50,037,729	9.9840	to	10.4806	516,137,066	1.18	1.30	to	2.55	(2.03)	to	(0.78)
2010	61,117,799	10.1910	to	10.5627	638,001,577	1.51	1.30	to	2.55	(0.20)	to	1.08
2009	64,647,414	10.2112	to	10.4496	670,446,089	1.95	1.30	to	2.55	1.13	to	2.43
2008	3,609,661	10.0968	to	10.2017	36,702,316	2.00	1.30	to	2.55	0.97	to	2.02
S15
2011	17,502,438	9.8879	to	10.3509	178,971,071	0.93	0.65	to	2.10	(1.92)	to	(0.48)
2010	13,481,729	10.2516	to	10.4739	139,938,767	1.22	1.35	to	2.10	0.01	to	0.78
2009	9,776,996	10.2503	to	10.3929	101,017,700	1.78	1.35	to	2.10	1.35	to	2.12
2008	5,738,613	10.1141	to	10.1769	58,238,982	1.67	1.35	to	2.10	1.14	to	1.77
7XX
2011	132,031,901	10.1353	to	13.1593	1,721,386,983	1.19	0.65	to	2.35	(4.11)	to	(2.45)
2010	100,466,095	13.2989	to	13.5846	1,355,951,680	0.99	1.35	to	2.30	0.96	to	10.31
2009	43,431,451	12.1726	to	12.3144	532,922,757	0.03	1.35	to	2.30	20.80	to	21.98
2008	3,745,513	10.0806	to	10.0958	37,790,183	-	1.35	to	2.10	0.81	to	0.96
6XX
2011	71,730,436	10.2172	to	12.4992	888,251,353	1.27	0.65	to	2.55	(1.93)	to	(0.02)
2010	56,794,830	12.3121	to	12.5907	710,247,154	1.32	1.35	to	2.35	0.66	to	8.16
2009	29,850,497	11.4993	to	11.6404	346,182,096	0.04	1.35	to	2.35	16.42	to	17.61
2008	3,332,280	9.8788	to	9.8977	32,962,278	-	1.35	to	2.30	(1.21)	to	(1.02)
8XX
2011	37,705,543	10.0750	to	13.5723	506,828,400	1.57	0.65	to	2.30	(6.11)	to	(4.53)
2010	38,504,662	14.0152	to	14.3163	547,564,582	1.34	1.35	to	2.30	1.11	to	12.08
2009	33,055,520	12.6336	to	12.7730	420,654,948	0.03	1.35	to	2.25	23.90	to	25.04
2008	3,096,720	10.2006	to	10.2150	31,612,159	-	1.35	to	2.05	2.01	to	2.15
1XX
2011	860,442	11.0483	to	14.1528	12,044,289	-	0.65	to	2.25	(3.42)	to	(1.84)
2010	690,018	14.2309	to	14.5204	9,947,413	-	1.35	to	2.25	1.09	to	24.16
2009	505,244	11.5527	to	11.6946	5,885,588	-	1.35	to	2.35	28.30	to	29.61
2008	46,329	9.0099	to	9.0227	417,717	-	1.35	to	2.05	(9.90)	to	(9.77)
SLC
2011	32,153,502	8.6350	to	9.0649	286,911,643	0.63	1.30	to	2.55	(8.54)	to	(7.37)
2010	37,839,785	9.4413	to	9.7860	365,984,873	-	1.30	to	2.55	14.20	to	15.66
2009	44,880,071	8.2672	to	8.4607	376,858,237	0.68	1.30	to	2.55	14.84	to	16.31

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
S12
2011	1,500,444	$8.6961	to	$8.9528	$13,280,139	0.41%	1.35%	to	2.10%	(8.36)%	to	(7.66)%
2010	1,310,468	9.4899	to	9.6958	12,595,699	-	1.35	to	2.10	1.96	to	15.36
2009	1,035,946	8.2892	to	8.4047	8,658,196	0.53	1.35	to	2.10	14.94	to	15.82
2008	257,078	7.2115	to	7.2565	1,860,629	1.47	1.35	to	2.10	(27.88)	to	(27.44)
S14
2011	2,326,972	10.3769	to	12.5235	28,641,325	7.11	0.65	to	2.35	1.58	to	3.35
2010	2,507,888	11.8365	to	12.1976	30,197,858	7.11	1.30	to	2.35	0.56	to	10.96
2009	2,122,320	10.7816	to	10.9924	23,125,087	8.28	1.30	to	2.35	27.37	to	28.74
2008	1,225,378	8.4648	to	8.5386	10,424,727	6.30	1.30	to	2.35	(15.35)	to	(14.61)
4XX
2011	53,824,196	10.0220	to	12.2353	651,823,271	2.46	0.65	to	2.25	1.03	to	2.68
2010	37,284,808	11.7482	to	12.0005	444,483,583	1.98	1.35	to	2.30	0.47	to	5.83
2009	19,960,844	11.2092	to	11.3398	225,495,970	2.17	1.35	to	2.30	6.13	to	7.16
2008	1,540,689	10.5661	to	10.5820	16,292,247	0.26	1.35	to	2.10	5.66	to	5.82
S16
2011	3,190,123	10.1503	to	10.5521	33,258,401	-	1.35	to	2.35	(10.19)	to	(9.27)
2010	3,345,323	11.3017	to	11.6302	38,555,488	-	1.35	to	2.35	1.63	to	21.13
2009	4,026,257	9.4258	to	9.6104	38,434,290	0.03	1.30	to	2.35	26.90	to	28.27
2008	3,999,122	7.4152	to	7.4925	29,871,985	0.25	1.30	to	2.55	(25.85)	to	(25.08)
LGF
2011	663,785	8.1864	to	8.5485	5,569,702	0.07	1.35	to	2.10	(6.79)	to	(6.08)
2010	569,042	8.7830	to	9.1019	5,093,897	0.05	1.35	to	2.10	0.85	to	17.59
2009	455,382	7.5264	to	7.7405	3,477,756	0.23	1.35	to	2.10	34.20	to	35.23
2008	304,806	5.6083	to	5.7240	1,727,419	-	1.35	to	2.10	(45.48)	to	(45.06)
2007	223,425	10.2859	to	10.4178	2,312,144	-	1.35	to	2.10	4.53	to	5.33
SC3
2011	253,031	13.3426	to	16.7212	3,946,846	6.77	1.35	to	2.55	(9.94)	to	(8.84)
2010	320,946	14.8160	to	18.4073	5,520,469	11.07	1.35	to	2.55	12.34	to	13.73
2009	423,229	13.1880	to	16.2432	6,441,422	3.54	1.35	to	2.55	26.77	to	28.33
2008	536,020	10.4035	to	12.7026	6,378,152	2.15	1.35	to	2.55	(46.15)	to	(45.48)
2007	608,427	19.3181	to	23.3818	13,338,079	1.33	1.35	to	2.55	(15.36)	to	(14.31)
SRE
2011	9,929,655	9.2038	to	11.2921	108,995,302	6.03	0.65	to	2.55	(10.09)	to	(8.34)
2010	10,929,593	11.3996	to	12.4068	132,272,111	10.38	1.30	to	2.55	2.60	to	13.45
2009	12,079,423	10.1769	to	10.9415	129,349,823	3.06	1.30	to	2.55	26.51	to	28.14
2008	14,063,340	8.0442	to	8.5432	117,968,404	1.95	1.30	to	2.55	(46.31)	to	(45.61)
2007	10,404,402	14.9817	to	15.7163	161,037,838	1.28	1.30	to	2.55	(15.56)	to	(14.47)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
IGB
2011	13,453,290	$10.4456	to	$12.6212	$166,269,297	3.37%	0.65%	to	2.35%	4.28%	to	6.09%
2010	10,165,312	11.1662	to	11.9811	119,314,751	3.25	1.30	to	2.35	0.18	to	6.11
2009	5,428,936	10.6366	to	11.2972	60,077,481	4.11	1.30	to	2.35	17.79	to	19.05
2008	2,115,205	9.0304	to	9.4941	19,711,311	5.41	1.30	to	2.35	(14.75)	to	(13.83)
2007	2,196,971	10.5929	to	11.0236	23,839,225	4.94	1.30	to	2.35	1.07	to	2.16
CMM
2011	14,892,335	9.2761	to	10.3511	150,078,153	0.00	0.65	to	2.30	(2.29)	to	(0.65)
2010	11,093,798	9.4938	to	10.4923	113,075,492	-	1.30	to	2.30	(2.30)	to	(0.07)
2009	10,657,224	9.7534	to	10.6359	110,636,803	0.01	1.30	to	2.10	(2.09)	to	(1.29)
2008	4,996,815	9.9446	to	10.7798	52,722,915	1.26	1.30	to	2.30	(0.55)	to	0.62
2007	161,444	10.5037	to	10.7137	1,712,816	4.50	1.35	to	2.05	2.46	to	3.19
WTF
2011	56,247	11.7091	to	12.2887	676,190	2.12	1.35	to	2.05	(19.37)	to	(18.79)
2010	62,686	14.3506	to	15.1320	930,311	0.57	1.35	to	2.25	23.72	to	24.86
2009	93,745	11.5992	to	12.1194	1,117,650	-	1.35	to	2.25	62.45	to	63.94
2008	137,209	7.1403	to	7.3924	1,001,434	-	1.35	to	2.25	(50.22)	to	(49.75)
2007	109,329	14.3426	to	14.7127	1,593,216	-	1.35	to	2.25	6.92	to	7.91
USC
2011	4,964	11.3133	to	11.6306	56,842	-	1.65	to	2.05	(5.47)	to	(5.08)
2010	4,696	11.9677	to	12.2534	56,768	-	1.65	to	2.05	20.83	to	21.32
2009	5,209	9.9049	to	10.1001	52,040	-	1.65	to	2.05	39.31	to	39.88
2008	5,569	7.1099	to	7.2205	39,860	-	1.65	to	2.05	(40.93)	to	(40.69)
2007	5,229	12.0360	to	12.1732	63,311	-	1.65	to	2.05	3.22	to	3.64
AAL
2011	1,392,144	10.4297	to	10.5425	14,584,779	1.53	0.65	to	2.25	4.30	to	5.43

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3 Ratio represents the total return for the year indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of units.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

11. SUMMARY OF FUND CHANGES

A summary of the name changes related to sub-accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Changed From	Effective Date
NMT	Columbia Marsico 21st Century Fund, Variable Series Class A	May 2, 2011
MCC	Columbia Marsico 21st Century Fund, Variable Series Class B	May 2, 2011
NNG	Columbia Marsico Growth Fund, Variable Series Class A	May 2, 2011
CMG	Columbia Marsico Growth Fund, Variable Series Class B	May 2, 2011
NMI	Columbia Marsico International Opportunity Fund, Variable Series Class B	May 2, 2011
OMS	Oppenheimer Main Street Small Cap Fund/VA (Service Shares)	May 2, 2011

There were no funds held by the contract owners of the Variable Account that were closed or merged within the past two years.

A summary of the commencement dates related to sub-accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account(s)	Commencement of Operations
AAM, AAN, AAP, AAQ, AAR, AAS, AAU, AAW, AAX, AAY, AAZ, AI8, BBB, BBA, BBC, BBD, BBE	October 31, 2011
AAA, AAL	May 2, 2011
6TT	August 17, 2009
HBF	May 4, 2009
SLC	February 23, 2009
1XX, 2XX, 3XX, 4XX, 5XX, 6XX, 7XX, 8XX, 9XX	October 6, 2008
AN4, AVB, FLI, IVB, LRE, S12, S13, S14, S15, S16, S17, SDC, SGC, VKC, VKM, VKU	March 10, 2008
HRS4, HSS4, HVC4, HVD4, HVE4, HVG4, HVI4, HVM4, HVN4,HVR4,HVS4	December 17, 2007
CMG, FVB, FVM, ISC, MCC, OBV, SGI, SIC, SVV, VSC	March 5, 2007

4 First activity in Sub Account 2008.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

11. SUMMARY OF FUND CHANGES (CONTINUED)

A summary of sub-accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account	Year of First Activity
SBI	2010

 PART C
OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

	A.	Condensed Financial Information - Accumulation Unit Values (Part A)

	B.	Financial Statements of the Depositor (Part B)

		1	Report of Independent Registered Public Accounting Firm;
		2.	Consolidated Statements of Operations, Years Ended December 31, 2011, 2010 and 2009;
		3.	Consolidated Balance Sheets, December 31, 2011 and 2010
		4.	Consolidated Statements of Comprehensive (Loss) Income, Years Ended December 31, 2011, 2010 and 2009
		5.	Consolidated Statements of Stockholder's Equity, Years Ended December 31, 2011, 2010 and 2009;
		6.	Consolidated Statements of Cash Flows, Years Ended December 31, 2011, 2010 and 2009; and
		7.	Notes to Consolidated Financial Statements.

	C.	Financial Statements of the Registrant (Part B)

		1.	Report of Independent Registered Public Accounting Firm;
		2.	Statement of Assets and Liabilities, December 31, 2011;
		3.	Statement of Operations, Year Ended December 31, 2011;
		4.	Statements of Changes in Net Assets, Years Ended December 31, 2011 and December 31, 2010; and
		5.	Notes to Financial Statements.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)
Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)
Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)
Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(b)(ii)
Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(b)(iii)
Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009.)

(3)(b)(iv)
Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009.)

(3)(c)(i)
Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(ii)
Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(iii)	General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)	Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on June 22, 2002);

(4)(b)	Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on June 22, 2002);

(4)(c)	Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83256, filed on June 22, 2002);

(4)(d)	Secured Returns 2 Rider to Certificate filed as Exhibit (4)(b) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed May 14, 2004);

(4)(e)
Secured Returns 2 Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed May 14, 2004);

(4)(f)
Secured Returns for Life Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 2, 2005);

(4)(g)
Secured Returns for Life Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 3, 2006);

(4)(h)
Income ON Demand Benefit Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(i)
Retirement Asset Protector Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(j)
Retirement Income Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(4)(k)
Income ON Demand Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(4)(l)
Retirement Income Escalator II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(m)
Income ON Demand II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(n)
Income ON Demand II Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(o)
Income ON Demand II Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(p)
Income ON Demand III Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-83362, filed on June 10, 2009);

(4)(q)
Sun Income Riser Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-83362, filed on June 10, 2009);

(5)(a)
Application to be used with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed February 14, 2002);

(5)(b)
Application to be used with Certificate filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed February 14, 2002);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(6)(b)	By-Laws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(7)	Not Applicable;

(8)(a)
Participation Agreement by and between The Alger American Fund, the Depositor, and Fred Alger and Company, Incorporated (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed on April 27, 1999);

(8)(b)
Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 26, 1999);

(8)(c)
Amended and Restated Participation Agreement by and among MFS/Sun Life Services Trust, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(8)(d)
Participation Agreement dated February 17, 1998 by and among the Depositor, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed on February 3, 2000);

(8)(e)
Amended and Restated Participation Agreement dated December 18, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(f)
Participation Agreement dated April 30, 2001 by and among Rydex Variable Trust, Rydex Distributors, Inc., and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(g)
Participation Agreement dated December 1, 1996 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(h)
Participation Agreement dated May 1, 2001 by and among Sun Life Assurance Company of Canada (U.S.), the Depositor, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(i)
Participation Agreement dated February 17, 1998 by and among Sun Life Assurance Company of Canada (U.S.), Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(j)
Participation Agreement Among SteinRoe Variable Investment Trust, Liberty Funds Distributor, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-114126, filed on April 1, 2004);

(8)(k)
Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-102278, filed on December 31, 2002);

(8)(l)
Participation Agreement Among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(m)
Participation Agreement Among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(n)
Participation Agreement dated February 15, 2005 among Nations Separate Account Trust, BACAP Distributors, LLC, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(o)
Participation Agreement by and among Wanger Advisors Trust, Columbia Funds Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(p)
Participation Agreement by and among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 28, 2005);

(8)(q)
Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(r)
Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 of Sun Life of Canada (US) Variable Account G, File No. 333-111688, filed on April 27, 2007);

(8)(s)
Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), The Huntington Funds, Edgewood Services, Inc., and Huntington Asset Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(t)
Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on December 30, 2005.)

(8)(u)
Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143353, filed with the Securities and Exchange Commission on May 30, 2007);

(8)(v)
Participation Agreement, dated August 1, 2011, among Putnam Variable Trust, Putnam Retail Management Limited Partnership, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Sun Life (U.S.) Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011);

(8)(w)
Participation Agreement, dated August 1, 2011, among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Equity Series VIT, and PIMCO Investments LLC (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Sun Life (U.S.) Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011);

(8)(x)
Participation Agreement, dated May 1, 2011, among Wells Fargo Variable Trust, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011);

(8)(y)
Participation Agreement dated April 24, 2009, by and among  Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and, JPMorgan Funds Management, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011);

(9)
Opinion of Counsel as to the legality of the securities being registered and Consent to its use (Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-4, File No. 333-83516, filed on or about April 27, 2009);

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel pursuant to Rule 485(b);*

(11)	Financial Statement Schedules I and VI (Incorporated herein by reference to the Depositor's Form 10-K Annual Report for the fiscal year ended December 31, 2011, filed on March 29, 2012);

(12)	Not Applicable;

(13)
Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 29, 1998);

(14)(a)	Powers of Attorney;*

(14)(b)	Resolution of the Board of Directors of the depositor dated March 27, 2012, authorizing the use of powers of attorney for Officer signatures;*

(15)	Organizational Chart.*

* Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West, SC 114D10 Toronto, Ontario Canada M5H 1J9	Director

Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director

Colm J. Freyne Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director

Larry R. Madge Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer and Director

Kenneth A. McCullum Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Life and Annuities, Inforce Management and Director

Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	President, SLF U.S., and Director and Chairman

Kerri R. Ansello Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Counsel and Secretary

Priscilla S. Brown Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Head of U.S. Marketing

David J. Healy Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President, Sun Life Financial U.S. Operations

Stephen C. Peacher Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Executive Vice President and Chief Investment Officer

Fred M. Tavan Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Chief Actuary

Sean N. Woodroffe Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

The organization chart of Sun Life Financial is included in this Post-Effective Amendment to the Registration Statement as Exhibit 15.

None of the companies listed in such Exhibit 15 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. NUMBER OF CONTRACT OWNERS

As of February 29, 2012, there were 18,926 qualified and 11,083 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), as amended March 19, 2004 (a copy of which as filed as Exhibit 3.2 to Depositor’s Form 10-K, File No. 333-82824, filed on March 29, 2004), provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.). Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, G, I, K, and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D, J, and N.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter

	Kenneth A. McCullum	President and Director
	Larry R. Madge	Director
	Scott M. Davis	Director
	Kerri R. Ansello	Secretary
	Michael S. Bloom	Assistant Secretary
	Paul Finnegan	Anti-Money Laundering Compliance Officer
	Kathleen T. Baron	Chief Compliance Officer
	William T. Evers	Assistant Vice President and Senior Counsel
	Jane F. Jette	Financial/Operations Principal and Treasurer
	Michelle A. Greco	Senior Counsel
	Jie Cheng	Tax Assistant Vice President
	Maryellen Percucco	Assistant Secretary

*The principal business address of all directors and officers of the principal underwriter, is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 27th day of April, 2012.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ Westley V. Thompson*
Westley V. Thompson
President, SLF U.S.

*By:	/s/ Elizabeth B. Love
Elizabeth B. Love
Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson*	President, SLF U.S. and Director	April 27, 2012
Westley V. Thompson	(Principal Executive Officer)

/s/ Larry R. Madge*	Senior Vice President and Chief Financial Officer	April 27, 2012
Larry R. Madge	and Treasurer and Director
(Principal Financial Officer)

/s/ Vincent A. Montiverdi*	Vice President and Controller	April 27, 2012
Vincent A. Montiverdi	(Principal Accounting Officer)

*By: /s/ Elizabeth B. Love	Attorney-in-Fact for:	April 27, 2012
Elizabeth B. Love	Thomas A. Bogart, Director
Scott M. Davis, Director
Colm J. Freyne, Director
Kenneth A. McCullum, Director

* Elizabeth B. Love has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-4, File No. 333-83516, filed April 27, 2012). Powers of attorney are included as Exhibit 14(a).

EXHIBIT INDEX

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(14)(a)	Powers of Attorney

(14)(b)	Resolution of the Board of Directors of the depositor dated March 27, 2012, authorizing the use of powers of attorney for Officer signatures

(15)	Organizational Chart